UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

MORGAN STANLEY PATHWAY FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Morgan Stanley

Pathway Funds

(formerly Consulting Group Capital Markets Funds)

Annual Report

»	August 31, 2019

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

•	Alternative Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY  LOSE VALUE

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.morganstanley.com/wealth-investmentsolutions/cgcm), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a financial advisor) or, if you are a direct investor, by calling 1-800-869-3326.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-869-3326 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

Morgan Stanley Pathway Funds

DEAR SHAREHOLDER,

Global equity markets returns were mixed over the twelve-month period ending August 31, 2019. U.S. markets as measured by the S&P 500® Index i gained 2.92%, while developed international markets represented by the MSCI EAFE® Index (Net) ix lost 3.26% and the MSCI Emerging Markets Index (Net) xii lost 4.36%. Compared to the previous fiscal year, performance this year has been more subdued given macroeconomic and geopolitical factors including slower earnings growth, trade and Brexit.

During the trailing 12 months ending August 31, 2019, growth stocks continued to outperform value, both domestically and abroad. The U.S. large-cap Russell 1000® Growth Index iii gained 4.27% compared to the Russell 1000® Index ii which gained 0.62%. The U.S. small-cap Russell 2000® Growth Index vii decreased 11.02% compared to a loss of 14.89% for the Russell 2000® Value Index viii. The differential between growth and value was more pronounced in developed international markets with the MSCI EAFE® Growth Index x gaining 0.81% compared to a loss of 7.42% for the MSCI EAFE® Value Index xi. However, the gap narrowed within emerging markets with the MSCI Emerging Markets Index (Net) xii decreasing 3.21% compared to a loss of 5.63% for the MSCI Emerging Markets Value Index (Net) xiv.

Within the United States, seven out of eleven S&P 500® Index i sectors posted positive results, but dispersion between the best and worst sector was wide. The returns were as follows: Utilities (+21.18%), Real Estate (+20.30%), Consumer Staples (+16.10%), Communication Services (+9.72%), Information Technology (+6.62%), Consumer Discretionary (+2.55%), Industrials (+0.56), Health Care (-0.57%), Materials (-2.52%), Financials (-2.90%) and Energy (-20.13%).

Fixed income markets performed extremely well given the drop in yields across the yield curve during the same twelve-month period. The yield on the U.S. 2-year Treasury-Note dropped from 2.62% to 1.50% while the yield on the U.S. 10-year Treasury-Note dropped from 2.85% to 1.50%. Broad investment grade indices such as the Bloomberg Barclays U.S. Aggregate BondTM Index xvi returned 10.17% and the Bloomberg Barclays Global Aggregate Bond Index xvii returned 7.77%. U.S. high yield also performed well with the Bloomberg Barclays U.S. Corporate High Yield Bond Index xviii gaining 6.56%.

Morgan Stanley & Co. economists expect U.S. real GDP growth to be 2.3% in 2019 and 1.7% in 2020. The forecast for global real GDP growth is 3.0% for 2019 and 3.2% for 2020.

Morgan Stanley Pathway Funds

(Returns are for the fiscal one year period ending August 31, 2019)

The Large Cap Equity Fund returned 1.32% compared to 2.49% for the Russell 1000® Index ii. The return of the Lipper Large-Cap Core Funds Average xxiii investment category was 2.37%. The Fund’s allocation effect had a positive impact on relative performance, but stock selection within energy and information technology had the largest negative impact. Top contributors included Coca-Cola Company, Merck & Co., Abbot Laboratories, Microsoft and Visa, while the top detractors included Amazon, Haliburton, Occidental Petroleum, Marathon Oil and Apple.

The Small-Mid Cap Equity Fund returned -6.25% compared to -7.14% for the Russell 2500® Index v. The return of the Lipper Small-Cap Core Funds Average xxiv investment category was -12.00%. The Fund’s allocation and stock selection had a positive impact on relative performance with information technology and consumer discretionary having the largest effect. Top contributors included HEICO, Euronet Worldwide, Ciena, Keysight Technologies and TESARO, while the top detractors included Key Energy Services, Amneal Pharmaceuticals, Cornerstone Building Brands, Conduent and the iShares® Russell 2000 Value ETF.

The International Equity Fund returned -6.34% compared to -3.26% for the MSCI EAFE® Index (Net) ix. The return of the Lipper International Large-Cap Core Funds Average xxv was -5.03%. The Fund’s allocation and stock selection had a negative impact on relative performance with industrials and consumer discretionary sectors detracting the most. Top

I

contributors included Nestle, Novartis, AstraZeneca, Roche Holdings, Gold Fields Limited, while top detractors included Baidu, Encana, Total SA, Prudential PLC and Infineon Technologies.

The Emerging Markets Equity Fund returned -0.40% compared to -4.36% for the MSCI Emerging Markets Index (Net) xii. The return of the Lipper Emerging Markets Funds Average xxvi was -2.10%. The Fund’s allocation and stock selection had a positive impact on relative performance with financials and industrials contributing the most. Top contributors included Kweichow Moutai, Yihai International Holding, Banco do Brasil, Ping An Insurance and Movida Participacoes, while the top detractors included Baidu, China Construction Bank, Samsung Electronics, AAC Technologies Holdings and Samsung Electronics.

The Core Fixed Income Fund returned 10.39% compared to 10.17% for the Bloomberg Barclays U.S. Aggregate BondTM Index xvi. The return of the Lipper Core Bond Funds Average xxvii was 9.43%.

The High Yield Fund returned 5.58% compared to 6.56% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index xviii. The return of the Lipper High Yield Funds Average xxviii was 5.57%.

The International Fixed Income Fund returned 10.01% compared to 12.86% for the FTSE Non-USD World Government Bond Index (USD) Hedged xxi. The return of the Lipper International Income Funds Average xxix was 6.27%.

The Municipal Bond Fund returned 8.38% compared to 8.72% for the Bloomberg Barclays U.S. Municipal Bond Index xx. The return of the Lipper General & Insured Municipal Debt Funds Average iv was 8.35%.

The Inflation-Linked Fixed Income Fund returned 6.42% compared to 7.46% for the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index xix. The return of the Lipper Inflation Protected Bond Funds Average vi was 5.50%.

The Ultra-Short Term Fixed Income Fund returned 2.07% compared to 2.36% for the FTSE 3-Month U.S. Treasury Bill Index xv. The return of the Lipper Ultra-Short Obligations Funds Average xiii was 2.73%.

The Alternative Strategies Fund returned 2.90% compared to -1.12% for the HFRX Global Hedge Fund Index xxii.

Additional information regarding the investment managers of the Morgan Stanley Pathway Funds and commentary specific to each individual sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the Morgan Stanley Pathway Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

II

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

III

Performance of the Morgan Stanley Pathway Funds For the Year Ended August 31, 2019†*

Large Cap Equity Fund	1.32%
Russell 1000® Index (ii)	2.49%

Small-Mid Cap Equity Fund	-6.25%
Russell 2500® Index (v)	-7.14%

International Equity Fund	-6.34%
MSCI EAFE® Index (Net) (ix)	-3.26%

Emerging Markets Equity Fund	-0.40%
MSCI Emerging Markets Index (Net) (xii)	-4.36%

Core Fixed Income Fund	10.39%
Bloomberg Barclays U.S. Aggregate BondTM Index (xvi)	10.17%

High Yield Fund	5.58%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (xviii)	6.56%

International Fixed Income Fund	10.01%
FTSE Non-USD World Government Bond Index (USD) — Hedged (xxi)	12.86%

Municipal Bond Fund	8.38%
Bloomberg Barclays U.S. Municipal Bond Index (xx)	8.72%

Inflation-Linked Fixed Income Fund	6.42%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (xix)	7.46%

Ultra-Short Term Fixed Income Fund	2.07%
FTSE 3-Month U.S. Treasury Bill Index (xv)	2.36%

Alternative Strategies Fund	2.90%
HFRX Global Hedge Fund Index (xxii)	-1.12%

See pages 25 through 28 for all footnotes.

IV

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS

• ClearBridge Investments, LLC (“ClearBridge”)
ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. The Portfolio Managers for the ClearBridge Large Cap Growth strategy utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. The Portfolio Managers pursue a collaborative approach in which both they and the research analysts propose companies with attractive business models and good long-term growth prospects for further review. The team is particularly valuation conscious, gravitating toward “controversy”, or companies that are temporarily inefficiently priced.

• Columbia Management Investment Advisers, LLC (“Columbia”)
Columbia uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, Columbia considers, among other factors:

· overall economic and market conditions; and

· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio

As of August 31, 2019, the Sub-advisers for Morgan Stanley Pathway Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“Columbia”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”), Lyrical Asset Management LP (“Lyrical”) and ClearBridge Investments, LLC (“ClearBridge”).

For the fiscal year ending August 31, 2019, the Fund returned 1.32% compared to the Russell 1000® Indexii return of 2.49%. Positioning within financials and industrials contributed the most to relative performance while energy and information technology were the top detractors. Top contributors included Coca-Cola Company, Merck & Co., Abbot Laboratories, Microsoft and Visa, while the top detractors included Amazon, Haliburton, Occidental Petroleum, Marathon Oil and Apple.

The Fund’s yield was 1.81%, slightly less than the benchmark’s 1.88% yield. The Fund’s one year forward price to earnings ratio (P/E) was 17.3, slightly less than the benchmark which was 18.0. The estimated earnings per share growth over the next 3-5 years is 11.8%, slightly less than the benchmark’s 12.1% growth rate. The top 10 positions accounted for 17% of the Funds’ holdings and included the iShares® Corp S&P U.S. Value ETF, Microsoft, Amazon, Apple, Facebook, Cisco, Medtronic, Alphabet, Johnson & Johnson and Coca-Cola Company.

During the fiscal one year period, BlackRock performed in-line with the Russell 1000® Indexii, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard outperformed the benchmark during the fiscal one year period due to their sector allocation positioning and individual stock selection. Out of the eight broad sectors they were positioned in, all added to relative performance except for communication services. Stock selection was strongest within health care and weakest within communication services. The top five contributors were Coco-Cola Company, S&P Global, Baxter International, Armstrong World Industries and Vulcan Materials, while the top five detractors were Elanco Animal Health, Westinghouse Air Brake Technologies, DXC Technology, Skyworks Solutions and Steel Dynamics. As of August 31, 2019, Lazard’s top ten positions represented 66% of their portfolio.

The portion of the Fund managed by MIM trailed the benchmark during the fiscal one year period due to their value style, sector positioning and individual stock selection. The top contributing sector was industrials while energy was the largest detractor. The top five contributors were Dollar Tree, Mondelez International, Merck & Co., Abbott Laboratories and Waste Management, while the top five detractors were Haliburton, Marathon Oil, Occidental Petroleum, ConocoPhillips and DuPont de Nemours. As of August 31, 2019, MIM’s top ten positions represented 34% of their portfolio.

The portion of the Fund managed by Lyrical trailed the benchmark during the fiscal one year period due to their value style, sector positioning and individual stock selection. The top contributing sector was materials while energy was the largest detractor. The top five contributors were Willis Towers Watson Public Limited, of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage. Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

• Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”)
MIM will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. MIM invests primarily in securities of largecapitalization companies that the Manager believes have long-term capital appreciation potential. MIM currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

• Lyrical Asset Management LP (“Lyrical”)
Lyrical employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their longterm normalized earnings power will outperform the overall market over time and unlike some traditional value investors who

Assurant, Broadcom, Microchip Technology and Crown Holdings, while the top five detractors were Qurate Retail Group, National Oilwell Varco, EOG Resources, Suncor Energy and CommScope Holding. As of August 31, 2019, Lyrical’s top ten positions represented 54% of their portfolio.

The portion of the Fund managed by ClearBridge outperformed the benchmark during the fiscal one year period due to their growth style and stock selection. Sector positioning had a neutral impact on performance. Positioning was strongest within materials and weakest within energy. The top five contributors were Chipotle Mexican Grill, Zoetis, Microsoft, Visa and Red Hat, while the top five detractors were Amazon, Schlumberger, Charles Schwab, Biogen and Apple. As of August 31, 2019, ClearBridge’s top ten positions represented 37% of their portfolio.

The portion of the Fund managed by Columbia underperformed the benchmark during the fiscal one year period due to a combination of sector allocation and stock selection. Positioning was strongest within consumer discretionary and weakest within information technology. The top five contributors were New Oriental Education & Technology, MercadoLibre, Exact Sciences, Edwards Lifesciences and ServiceNow, while the top five detractors were Activision Blizzard, Canada Goose Holdings, Charles Schwab, Illumina and NVIDIA. As of August 31, 2019, Columbia’s top ten positons represented 41% of their portfolio.

are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

The following graph depicts the performance of Russell 1000® Indexii vs. the Lipper Large-Cap Core Funds Averagexxiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since inception 11/18/1991	8.39%	6.24%	9.83%	9.29%
10 years	12.85	10.64	13.49	12.15
5 years	8.92	6.79	9.85	8.76
3 years	11.11	8.94	12.57	11.56
1 year	1.32	(0.67)	2.49	2.37

See pages 25 through 28 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS

• Neuberger Berman Investment Advisers LLC (“Neuberger”)
Neuberger employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger’s analysts seek to invest when there is a true disconnect between reality and market perception — something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger’s valuation approach resembles the due diligence effort that Neuberger’s a private equity firm might employ to evaluate the purchase of an entire company. Neuberger’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

As of August 31, 2019, the Sub-advisers for the Morgan Stanley Pathway Small-Mid Cap Equity (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Aristotle Capital Boston, LLC (“Aristotle”), D.F. Dent & Company, Inc. (“DF Dent”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Nuance Investments, LLC (“Nuance”) and Westfield Capital Management Company, L.P. (“Westfield”). Aristotle, DF Dent and Nuance were hired on May 20, 2019 to replace Frontier Capital Management Co., LLC (“Frontier”), Hahn Capital Management LLC (“Hahn”) and Rutabaga Capital Management LLC (“Rutabaga”).

For the fiscal year ending August 31, 2019, the Fund returned -6.25% compared to the Russell 2500® Indexv return of -7.14%. Positioning within information technology and materials contributed the most to relative performance while utilities and financials were the largest detractors. Top contributors included HEICO, Euronet Worldwide, Ciena, Keysight Technologies and TESARO, while the top detractors included Key Energy Services, Amneal Pharmaceuticals, Cornerstone Building Brands, Conduent and the iShares® Russell 2000 Value ETF.

The Fund’s yield was 1.29%, less than the benchmark’s 1.69% yield. The Fund’s forward P/E was 17.3, higher than the benchmark which was 16.7. The estimated earnings per share growth over the next 3-5 years is 12.1, slightly less than the benchmark’s 12.5% growth rate. The top 10 positions accounted for 6% of the fund’s holdings and included WABCO Holdings, Reinsurance Group of America, Equity Commonwealth, Tyler Technologies, Verisk Analytics, Sanderson Farms, Charles River Laboratories International, Ecolab, Markel Corp. and Ciena Corp.

During the fiscal one year period, BlackRock performed in-line with the Russell 2500® indexv, which matched its passive mandate to track the index.

The portion of the Fund managed by Neuberger outperformed the benchmark during the fiscal one year period. Sector positioning had a neutral impact, while stock selection contributed to relative performance. The top contributing sector was information technology while real estate was the largest detractor. The top five contributors were Ciena, Mellano Technologies, Cypress Semiconductor, Crown Holdings and ARRIS International, while the top five detractors were Party City Holdco, Amneal Pharmaceuticals, Conduent, Cloudera and Unisys Corp. As of August 31, 2019, Neuberger’s top ten positions represented 29% of their portfolio.

The portion of the Fund managed by Westfield outperformed the benchmark during the fiscal one year period. Sector positioning had a negative impact, while stock selection contributed to relative performance. The top contributing sector was health care while energy was the largest detractor. The top five contributors were TopBuild, HEICO, Fair Isaac, Acacia Communications and Tableau Software, while the top five detractors were Frontdoor, PBF Energy, WPX Energy, Centennial Resource Development and Ironwood Pharmaceuticals. As of August 31, 2019, Westfield’s top ten positions represented 25% of their portfolio.

Aristotle began managing their portion of the Fund on May 20, 2019. Since their inception, sector allocation had a positive impact on relative performance, but stock selection detracted. The top contributing sector was industrials while consumer staples were the largest detractor. The top five contributors were Chemed, HEICO, FTI Consulting, Genesee & Wyoming and Itron, while the top five detractors were Herbalife Nutrition, QEP Resources, Range Resources, Merit Medical Systems and Harsco. As of August 31, 2019, Aristotle’s top ten positions represented 21% of their portfolio.

• D.F. Dent & Company, Inc (“DF Dent”)
DF Dent employs a bottom-up, fundamental process that seeks companies that are consistent growers, have strong management and are unrecognized and under-researched. The strategy looks for companies with above-average EPS growth expectations, high returns on investment, sustainable free cash flow growth, a competitive advantage and attractive relative valuations.

• Nuance Investments, LLC (“Nuance”)
Nuance seeks to invest in companies with leading and sustainable market share positions and above-average financial strength that are trading at discounts to Nuance’s calculation of intrinsic value. Through analysis of companies’ financial statements, management strategy, and competitive positioning, Nuance attempts to provide excess returns over time.

• Aristotle Capital Boston, LLC (“Aristotle”)
Aristotle seeks to deliver a diversified, high quality portfolio that can deliver attractive risk-adjusted results primarily driven by stock selection. They focus on companies they believe have low expectations, can create shareholder value, and have high potential for improved growth and profitability.

DF Dent began managing their portion of the Fund on May 20, 2019. Since their inception, sector allocation and stock selection added to relative performance. The top contributing sector was real estate, while energy was the largest detractor. The top five contributors were TransDigm Group, Verisk Analytics, PROS Holdings, Tyler Technologies and SBA Communications, while the top five detractors were Core Laboratories, Illumina, Healthcare Services Group, Envestnet and Brooks Automation. As of August 31, 2019, DF Dent’s top ten positions represented 45% of their portfolio.

Nuance began managing their portion of the Fund on May 20, 2019. Since their inception, sector allocation had a positive impact on relative performance, while stock selection slightly detracted. The top contributing sector was energy, mainly due to their underweight, while financials was the largest detractor. The top five contributors were Globus Medical, Smith & Nephew PLC, Lindsay, Equity Commonwealth and Aqua America Inc., while the top five detractors were Unum Group, Charles Schwab, TD Ameritrade, ICU Medical and the iShares® Russell 2000 Value ETF. As of August 31, 2019, Nuance’s top ten positions represented 44% of their portfolio.

The following graph depicts performance of Russell 2500® Indexv vs. Lipper Small-Cap Core Funds Averagexxiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since inception 11/18/1991	8.91%	6.73%	10.58%	10.24%
10 years	11.68	9.48	12.65	10.91
5 years	5.87	3.78	7.06	5.18
3 years	9.45	7.30	9.04	6.26
1 year	(6.25)	(8.10)	(7.14)	(12.00)

See pages 25 through 28 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS

• Victory Capital Management, Inc. (“Victory Capital”)
Victory Capital’s investment franchise, Trivalent Investments, employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a belowaverage price-to-earnings ratio and an aboveaverage earnings growth trend.

• Wellington Management Company LLP (“Wellington”)
Tracing our history to 1928, Wellington is one of the world’s largest independent investment management firms. With over US$1 trillion in assets under management as of 30 June 2018, we serve as a trusted investment adviser to more than 2,200 institutional clients and mutual fund sponsors in over 60 countries. Our comprehensive investment capabilities are built on the strength of rigorous, proprietary research and span nearly all segments of the global capital markets, including equity, fixed income, multi-asset, and alternative strategies. As a private partnership whose sole business is investment management, our long-term views and interests are aligned with those of our clients. Our commitment to investment excellence is evidenced by our significant presence and long-term track records in nearly all sectors of the global securities markets.

• Causeway Capital Management LLC (“Causeway”)
Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection. Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industryspecific research responsibilities. Fundamental research is further organized

As of August 31, 2019, the Sub-advisers for the Morgan Stanley Pathway International Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), OppenheimerFunds, Inc. (“OFI”), Schroder Investment Management North America, Inc. (“Schroders”), Victory Capital Management, Inc. (“Victory Capital”) and Wellington Management Company LLP (“Wellington”).

For the fiscal year ending August 31, 2019, the Fund returned -6.34% compared to the MSCI EAFE® Index (Net)ix return of -3.26%. The Fund’s relative country selection detracted slightly from performance while individual stock selection within those countries was the main detractor. Overall positioning was strongest in Brazil and weakest in Switzerland. The top five positions contributing to performance included Nestle, Novartis, AstraZeneca, Roche Holdings and Gold Fields Limited, while the top five detractors were Baidu, Encana, Total SA, Prudential PLC and Infineon Technologies.

The Fund’s holdings offered a dividend yield of 3.2% compared to the benchmark of 3.4%. On a valuation basis, the Fund’s forward P/E was 13.2, less than the benchmark which was 13.8. The estimated earnings per share growth over the next 3-5 years is 9.9%, compared to the benchmark of 8.1%. The top ten individual positions by weight accounted for 11% of the Fund and included Total SA, Roche Holdings, Nestle, SAP SE, Takeda Pharmaceutical, Novartis, Royal Dutch Shell, Prudential, BP and UniCredit.

During the fiscal one year period, BlackRock performed in-line with the MSCI EAFE® Index (Net)ix, which matched its passive mandate to track the index.

The portion of the Fund managed by Causeway underperformed the Fund’s benchmark during the fiscal one year period. Detractors included country and individual security positioning along with their value bias. Overall positioning was strongest in Germany and weakest in the United Kingdom. The top five positions contributing to performance included Novartis, AstraZeneca, Cobham, Linde PLC and Linde AG TEMP, while the top five detractors included Baidu, British American Tobacco, Encana, Prudential and BASF. As of August 31, 2019, Causeway’s top ten positions represented 33% of their portfolio.

The portion of the Fund managed by OFI underperformed the Fund’s benchmark during the fiscal one year period. Country allocation contributed to relative performance while security selection within those countries detracted. Overall positioning was strongest in Japan and weakest in Switzerland. The top five positions contributing to performance included Alimentation Couche-Tard, ICICI Bank Limited, HOYA Corp., Edenred and EPAM Systems, while the top five detractors included Baidu, Valeo, Carnival, Infineon Technologies and AMS AG. As of August 31, 2019, OFI’s top ten positions represented 22% of their portfolio.

The portion of the Fund managed by Schroders outperformed the Fund’s benchmark during the fiscal one year period. Country allocation contributed to relative performance along with their growth bias, while individual security selection detracted somewhat. Overall positioning was strongest in Japan and weakest in Norway. The top five positions contributing to performance were Nestle, Diageo, B3 SA, Novartis and Smith & Nephew, while the top five detractors included into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in smallcap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include outof- favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

• OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world GDP. The team’s investment process is driven by a number of very powerful, longterm economic, demographic and technological forces summarized as MANTRA® — Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is indexagnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

• Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders “best ideas” portfolio blends both core and opportunistic holdings.

Samsonite International, Total SA, Tenaris, Prudential and Norsk Hydro ASA. As of August 31, 2019, Schroders top ten positions represented 23% of their portfolio.

The portion of the Fund managed by Wellington underperformed the Fund’s benchmark during the fiscal one year period. Country allocation contributed to relative performance while their value bias and individual security selection detracted. Overall positioning was strongest in South Africa and weakest in Japan. The top five positions contributing to performance included Gazprom, Gold Fields Limited, Barrick Gold, Impala Platinum Holdings and Anglo American Platinum, while the top five detractors included J Sainsbury, CaixaBank, T&D Holdings, UBS Group and Centrica. As of August 31, 2019, Wellington’s top ten positions represented 21% of their portfolio.

The portion of the Fund managed by Victory Capital underperformed the Fund’s benchmark during the fiscal one year period. Their small cap bias along with weak country allocation and stock selection were the key detractors to relative performance. Overall positioning was strongest in Canada and weakest in Switzerland. The top five positions contributing to performance included Swiss Life Holding, Carl Zeiss Meditec, Kirkland Lake Gold, Northern Star Resources and Charter Hall Group, while the top five detractors included Canada Goose Holdings, Tamarack Valley Energy, Gran Tierra Energy, Georg Fischer and UT Group Co. As of August 31, 2019, Victory Capital’s top ten positions represented 12% of their portfolio.

The following graph depicts the performance of MSCI EAFE® Index (Net)ix vs. the Lipper International Large-Cap Core Funds Averagexxv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since inception 11/18/1991	5.04%	2.89%	4.97%	6.34%
10 years	4.50	2.46	5.00	4.03
5 years	1.27	(0.72)	1.89	0.14
3 years	4.55	2.50	5.91	4.58
1 year	(6.34)	(8.20)	(3.26)	(5.03)

See pages 25 through 28 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS

• Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a longterm portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).

• Lazard Asset Management LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value

As of August 31, 2019, the Sub-advisers for the Morgan Stanley Pathway Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”) and Lazard Asset Management LLC (“Lazard”).

For the fiscal year ending August 31, 2019, the Fund returned -0.40% compared to the MSCI Emerging Markets Index (Net)xii return of -4.36%. The outperformance can be contributed to a combination of strong country allocation and stock selection. Overall positioning was strongest in China and weakest in Russia. The top five positions contributing to performance included Kweichow Moutai Co., Yihai International Holding, Banco do Brasil, Ping An Insurance (Group) Company and Movida Participacoes, while the top five detractors included Baidu, China Construction Bank, Samsung Electronics Co LTD, AAC Technologies Holdings and Samsung Electronics Co, Ltd Preferred.

The Fund’s holdings offered a dividend yield of 2.6%, less than the MSCI Emerging Market’s Index (Net)xii yield of 2.9%. On a valuation basis, the Fund’s forward P/E was 13.0 compared to the benchmark which was 12.6. The estimated earnings per share growth over the next 3-5 years is 11.7%, compared to the benchmark of 11.1%. The top ten individual positions by weight accounted for 22% of the Fund and included Alibaba Group Holding, Tencent Holdings, Samsung Electronics Co LTD, Ping An Insurance (Group) Company, Naspers Limited, Taiwan Semiconductor Manufacturing, China Construction Bank, SK hynix, NetEase and Banco do Brasil.

For the fiscal year ending August 31, 2019 BlackRock performed in-line with the MSCI Emerging Markets Index (Net)xii, which matched its passive mandate to track the index.

The portion of the Fund managed by VanEck outperformed the Fund’s benchmark during the fiscal one year period. The strategy’s growth bias along with strong country allocation and stock selection contributed to the positive relative performance. Overall positioning was strongest in China and weakest in Brazil. The top five positions contributing to performance included Kweichow Moutai Co, Yihai International Holding, Ping An Insurance (Group) Company, PT Bank Rakyat Indonesia and Movida Participacoes, while the top five detractors included Focus Media Information Technology, CIE Automotive, NMC Health, TaiMed Biologics and Samsung Electronics Co, Ltd Preferred. As of August 31, 2019, VanEck’s top ten positions represented 36% of their portfolio.

The portion of the Fund managed by Lazard outperformed the Fund’s benchmark during the fiscal one year period. Strong country allocation contributed to relative outperformance while stock selection slightly detracted. Overall positioning was strongest in Brazil and weakest in South Africa. The top five positions contributing to performance included NetEase, Gazprom, Banco do Brasil, CCR S.A., and Weichai Power Co., while the top five detractors included Baidu, Shoprite Holdings, YPF SA, AAC Technologies Holdings and Samsung Electronics Co, Ltd. As of August 31, 2019, Lazard’s top ten positions represented 31% of their portfolio.

Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)Xii vs. the Lipper Emerging Markets Funds Averagexxvi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since inception 4/20/1994	4.49%	2.44%	N/A	5.63%
10 years	3.55	1.52	4.07	4.35
5 years	0.65	(1.31)	0.38	0.28
3 years	5.66	3.61	5.76	5.29
1 year	(0.40)	(2.37)	(4.36)	(2.10)

See pages 25 through 28 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS

• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock’s Customized Core strategy employs a fundamental, diversified, relativevalue approach that seeks alpha by strategically allocating among three alpha sources — macro strategies, sector allocation and security selection — based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

As of August 31, 2019, the Sub-advisers for the Morgan Stanley Pathway Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management LLC (“MetWest”), Western Asset Management Company (“Western”) and BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2019, the Fund returned 10.39% compared its benchmark, the Bloomberg Barclays U.S. Aggregate Bond IndexTM Indexxvi which returned 10.17%.

The portion of the Fund managed by MetWest outperformed the Fund’s benchmark during the fiscal one year period. Benefiting portfolio returns was a longer duration profile, which, amid softer rates, has been reduced to slightly short the Index near the end of the period. The underweight to corporates further contributed as yield premiums increased given the aforementioned macro volatility, particularly in lower quality and those industries with more market risk such as energy and basic industry, while issue selection favoring communications and real estate investment trusts (REITS) was also beneficial. However, a modest drag came from the underweight to non-U.S. sovereigns as yield spreads compressed amid accommodative language from global central bankers. With regards to the allocation to securitized products, agency mortgage-backed securities (MBS) was a drag, though boosting performance was legacy non-agency MBS, which continued to benefit from favorable demand and shrinking supply. Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added marginally as these outpaced the Index on a duration-adjusted basis. Finally, a small position in Japanese government issued T-bills, with the yen exposure fully hedged out using a dollar-yen cross currency swap, contributed modestly to performance.

The portion of the Fund managed BlackRock underperformed the Fund’s benchmark during the fiscal one year period. Over the past 12 months, the portfolio’s positioning and security selection within investment grade credit and overweight positioning in ABS and CMBS were the primary contributors to performance. This was offset by the portfolio’s duration and yield curve positioning as well as an allocation to TIPS. Overweight positioning in credit notably contributed to performance in the first quarter of 2019, as a more dovish Federal Reserve supported risk assets. In terms of duration positioning, the portfolio moved to an underweight position in March of 2019 and rates have continued to move lower on a more dovish Fed, weaker global data and geopolitical tensions, detracting from performance. The portfolio’s allocation to TIPS also detracted from performance, as geopolitical tensions and weaker energy prices weighed on inflation expectations. As of the end of the period, the portfolio holds an allocation to TIPS as well as overweight positions in securitized products and agency mortgages.

The portion of the Fund managed Western outperformed the Fund’s benchmark during the fiscal one year period. Duration and yield curve positioning, in aggregate, was the largest positive contributor to performance. The strategy’s duration posture and yield curve positioning shifted throughout the period in response to the changing macro environment and benefited as rates ultimately fell from the period beginning to end. Corporate bond exposures, including investment-grade and high-yield credit, benefitted performance. While spreads initially widened in late 2018, a meaningful spread tightening during the YTD period was beneficial for the strategy’s

The following graph depicts the performance of Bloomberg Barclays U.S. Aggregate BondTM Indexxvi vs. the Lipper Core Bond Funds Averagexxvii

overall performance. Emerging market debt detracted, driven largely by local currency positions, given the persistent strength of the U.S. dollar. Structured product positions, in aggregate, were positive for performance as fundamentals in the structured product markets were generally sound.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays Capital U.S. Aggregate BondTM Index
and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays Capital U.S. Aggregate BondTM Index**	Lipper Core Bond Funds Average**
Since inception 11/18/1991	5.40%	3.31%	5.65%	5.50%
10 years	4.55	2.49	3.91	4.11
5 years	3.38	1.33	3.35	3.02
3 years	3.25	1.20	3.09	2.97
1 year	10.39	8.20	10.17	9.43

See pages 25 through 28 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS

• Eaton Vance Management (“Eaton Vance”)
Eaton Vance monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although Eaton Vance considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/ top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. Eaton Vance attempts to improve yield and preserve and enhance principal value through timely trading. Eaton Vance also considers the relative value of securities in the marketplace in making investment decisions.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and subsector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

As of August 31, 2019, the Sub-advisers for the Morgan Stanley Pathway High Yield Fund (“Fund”) were Western Asset Management Company (“Western”) and Eaton Vance Management (“Eaton Vance”).

For the fiscal year ending August 31, 2019, the Fund returned 5.58% compared to its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Indexxviii which returned 6.56%.

The portion of the Fund managed by Eaton Vance outperformed the Fund’s benchmark during the fiscal one year period. While security selection was positive over this period, sector selection was modestly negative. Credit selection in the energy sector led performance relative to the Index; however, this was partially offset by adverse credit selection in the technology sector. Meanwhile an overweight in the outperforming environmental sector aided relative performance, but underweights in cable/satellite TV and banks & thrifts were detrimental to relative performance. At the end of the period, Eaton Vance was overweight the energy, utility and environmental sectors and underweight the homebuilders & real estate and telecommunications sectors.

The portion of the Fund managed by Western underperformed the Fund’s benchmark during the fiscal one year period. Asset class allocation detracted from relative performance given opportunistic exposure to bank loans, which generally underperformed high-yield. Rating positioning aided relative performance given the strategy’s underweight to CCCs, which underperformed higher-rated high-yield over the period. Industry allocation detracted from relative performance due in part to an overweight to underperforming energy. Allocation to underperforming sovereign emerging market (EM) positions (e.g., Argentina) also detracted from returns, while an overweight to outperforming financials was additive. Issue selection was overall modestly negative for relative performance. Exposure to underperforming re-organized equity positions in the energy space was the primary driver of underperformance as energy prices declined over the period. Elsewhere, exposure in basic industry underperformed the index while issuer tilts in communications and consumer cyclical outperformed. Duration positioning aided relative performance given an overweight stance as rates fell over the period.

The following graph depicts the performance of Bloomberg Barclays U.S. Corporate High Yield Bond Indexxviii vs. the Lipper High Yield Funds Averagexxviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

HIGH YIELD FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Corporate High Yield Bond Index
and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since inception 7/13/1998	4.54%	2.49%	6.58%	5.53%
10 years	7.22	5.12	8.50	7.38
5 years	2.94	0.92	4.85	3.84
3 years	5.79	3.71	6.17	5.36
1 year	5.58	3.51	6.56	5.57

See pages 25 through 28 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2019, the Sub-adviser for the Morgan Stanley Pathway International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2019, the Fund returned 10.01% compared to its benchmark, the FTSE Non-USD World Government Bond Index (USD) — Hedgedxxi which returned 12.86%.

PIMCO’s out-of-benchmark exposure to U.S. duration contributed to performance as U.S. rates fell across the curve. However, this was more than offset by yield curve positioning, including a yield curve steepening bias which detracted from performance as the yield curve continued to flatten over the period. Overall, non-U.S. developed market interest rate positioning detracted from performance, including an underweight to Japanese and Italian interest rates as yields in these countries fell. Spread strategies overall detracted from performance during the period. Select exposure to investment grade credit and Agency mortgage-backed securities detracted from performance. A modest allocation to U.S. TIPS also detracted from returns as inflation expectations dipped lower during the period. Lastly, overall currency strategies contributed to performance, including short exposure to the euro which depreciated relative the U.S. dollar and long exposure to the Russian ruble which appreciated relative the U.S. dollar.

The following graph depicts the performance of the FTSE Non-USD World Government Bond Index (USD) - Hedgedxxi vs. the FTSE Non-USD World Government Bond Index (USD) - Unhedgedxxi and the Lipper International Income Funds Averagexxix

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE Non-USD World Government Bond Index (USD) — Hedged,
FTSE Non-USD World Government Bond Index (USD) — Unhedged and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE Non- USD WGBI (USD) - Hedged**	FTSE Non-USD WGBI (USD) - Unhedged**	Lipper International Income Funds Average**
Since inception 11/18/1991	5.93%	3.78%	6.18%	5.19%	5.35%
10 years	5.11	3.03	4.62	1.58	2.89
5 years	4.56	2.50	5.12	0.70	0.75
3 years	4.34	2.27	4.51	1.48	2.01
1 year	10.01	7.84	12.86	7.33	6.27

See pages 25 through 28 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock seeks to build a high quality municipal bond portfolio that offers an attractive level of tax free income and capital preservation while providing stability and consistency throughout full market cycles. By way of comprehensive sector analysis, a rigorous credit review and sophisticated risk management technology, BlackRock’s seasoned portfolio managers strive to capture market inefficiencies.

As of August 31, 2019, the Sub-adviser for the Morgan Stanley Pathway Municipal Bond Fund (“Fund”) was BlackRock Financial Management, Inc. (“BlackRock”). As of February 25, 2019, BlackRock replaced McDonnell Investment Management, LLC as the sole Sub-adviser of the Fund.

For the fiscal year ending August 31, 2019, the Fund returned 8.38% compared to its benchmark, the Bloomberg Barclays U.S. Municipal Bond Indexxx which returned 8.72%.

BlackRock’s positioning since their inception included the following: Curve positioning, particularly overweight exposure to 8-12 and 15-18 year maturities was additive to performance. Overweight exposure to A credits and to Education and Utilities sectors was also additive to performance. Duration management via hedges and underweight exposure to tax backed credits detracted performance. The portfolio’s higher quality investment grade exposure has detracted from performance as BBB credits have outperformed their higher quality peers to date.

The following graph depicts the performance of the Bloomberg Barclays U.S. Municipal Bond Indexxx vs. the Lipper General & Insured Municipal Debt Funds Averageiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Municipal Bond Index**	Lipper General & Insured Municipal Debt Funds Average**
Since inception 11/18/1991	4.76%	2.65%	5.50%	5.07%
10 years	3.92	1.86	4.62	4.76
5 years	3.22	1.18	3.85	3.70
3 years	2.57	0.53	3.30	3.10
1 year	8.38	6.23	8.72	8.35

See pages 25 through 28 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2019, the Sub-adviser for the Morgan Stanley Pathway Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2019, the Fund returned 6.42% compared to its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxix which returned 7.46%.

An overweight to U.S. duration contributed to performance as U.S. Treasury yields fell over the period. Non-U.S. interest rate strategies detracted from performance, including an underweight to core European and UK rates as yields in these regions fell. An overweight to U.S. breakeven inflation detracted from performance as U.S. breakeven levels dipped lower as market risk sentiment soured. Short exposure to European breakeven inflation contributed to performance as European breakevens underperformed on slowing growth momentum and weak inflationary pressures. Within spread sectors, holdings of select Agency mortgage-backed securities detracted from performance as the sector underperformed like-duration Treasuries. Lastly, tactical exposure to higher carry emerging market currencies contributed to performance.

The following graph depicts the performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxix vs. the Lipper Inflation Protected Bond Funds Averagevi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019
INFLATION-LINKED FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Treasury Inflation Protected Securities
(TIPS) Index vs. the Lipper Inflation Protected Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since inception 3/9/2016	2.92%	1.53%	3.60%	2.90%
10 years	N/A	N/A	3.82	3.05
5 years	N/A	N/A	2.21	1.45
3 years	2.64	0.60	2.87	2.42
1 year	6.42	4.31	7.46	5.50

See pages 25 through 28 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER

• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2019, the Sub-adviser for the Morgan Stanley Pathway Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2019, the Fund returned 2.07% compared to its benchmark, the FTSE 3-Month U.S. Treasury Bill Indexxv which returned 2.36%.

Overall interest rate strategies were negative for performance including an underweight to U.S. duration as U.S. Treasury yields fell during the period. Additionally, a focus on short rates detracted from performance as short rates underperformed intermediate and long-end rates during the period. Non-U.S. interest rate strategies contributed to performance, including exposure to core European and Canadian rates as yields in these countries fell over the period. Overall spread sector strategies were positive for performance. An allocation to short-duration investment grade corporate credit added to performance as the sector outperformed like-duration Treasuries. Select holdings of securitized credit, primarily non-Agency mortgage-backed securities, were positive for performance. Overall currency strategies contributed to performance including short exposure to the euro as the euro depreciated relative the U.S. dollar.

The following graph depicts the performance of the FTSE 3-Month U.S. Treasury Bill Indexxv vs. the Lipper Ultra-Short Obligations Funds Averagexiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019
ULTRA-SHORT TERM FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE 3-Month U.S. Treasury Bill Index vs. the Lipper
Ultra-Short Obligations Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE 3-Month U.S. Treasury Bill Index**	Lipper Ultra- Short Obligations Funds Average**
Since inception 3/9/2016	2.14%	0.03%	1.30%	1.88%
10 years	N/A	N/A	0.50	1.11
5 years	N/A	N/A	0.92	1.29
3 years	2.10	0.08	1.47	1.84
1 year	2.07	0.05	2.36	2.73

See pages 25 through 28 for all footnotes.

Alternative Strategies Fund

ABOUT THE MANAGER

• Consulting Group Advisory Services, LLC
Consulting Group Advisory Services, LLC is a business of Morgan Stanley Wealth Management (“MSWM”). MSWM is one of the largest financial services firms in the U.S. with branch offices in all 50 states and the District of Columbia. MSWM’s advisory services are provided by its Consulting Group and Wealth Management Investment Resources business units.

During the fiscal one year period ending August 31, 2019, the Morgan Stanley Pathway Alternative Strategies Fund (“Fund”) returned 2.90% compared to its benchmark, the HFRX Global Hedge Fund Indexxxii which returned -1.12%.

Contributing to performance were exposures to strategies including multi-alternatives, non-traditional bond, long-short credit, market neutral and managed futures. Exposure to energy and master limited partnerships were a key detractor.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2019 ALTERNATIVE STRATEGIES FUND Comparison of $10,000 Investment in the Fund with the HFRX Global Hedge Fund Index

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALTERNATIVE STRATEGIES FUND Average Annual Total Returns for the Period Ended August 31, 2019†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	HFRX Global Hedge Fund Index
Since inception 2/15/2018	1.24%	(0.76)%	(2.55)%
10 years	N/A	N/A	1.25
5 years	N/A	N/A	0.08
3 years	N/A	N/A	1.97
1 year	2.90	0.87	(1.12)

See pages 25 through 28 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/wealth-investmentsolutions/cgcm/.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.00%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large- capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

iii.	The U.S. large-cap Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

v.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

vii.	The U.S. small-cap Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

viii.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index (Net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the

Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

x.	The MSCI EAFE® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. Please note that an investor cannot invest directly in an index.

xi.	The MSCI EAFE® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Please note that an investor cannot invest directly in an index.

xii.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiii.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Ultra short obligations funds invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xiv.	The MSCI Emerging Markets Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Emirates. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xv.	The FTSE 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization. Please note that an investor cannot invest directly in an index.

xvi.	The Bloomberg Barclays U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xvii.	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Please note that an investor cannot invest directly in an index.

xviii.	The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xix.	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Please note that an investor cannot invest directly in an index.

xx.	The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxi.	The FTSE Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the FTSE World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxii.	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

xxiii.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

  xxiv. The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

   xxv. The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index (Net). The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvi.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvii.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxviii. The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxix.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2019 and held for the six months ended August 31, 2019.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expense Paid During the Period.”

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	4.03%	$1,000.00	$1,040.30	0.48%	$2.47
Small-Mid Cap Equity Fund	-0.64%	1,000.00	993.60	0.68%	3.42
International Equity Fund	-1.86%	1,000.00	981.40	0.68%	3.40
Emerging Markets Equity Fund	-1.75%	1,000.00	982.50	0.82%	4.10
Core Fixed Income Fund	8.01%	1,000.00	1,080.10	0.56%	2.94
High Yield Fund	4.65%	1,000.00	1,046.50	1.21%	6.24
International Fixed Income Fund	7.74%	1,000.00	1,077.40	1.30%	6.81
Municipal Bond Fund	5.55%	1,000.00	1,055.50	0.75%	3.89
Inflation-Linked Fixed Income Fund	6.72%	1,000.00	1,067.20	1.33%	6.93
Ultra-Short Term Fixed Income Fund	1.01%	1,000.00	1,010.10	0.67%	3.39
Alternative Strategies Fund	4.02%	1,000.00	1,040.20	0.70%	3.60

(1)	For the six months ended August 31, 2019.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.00% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6 months expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.79	0.48%	$2.45
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,021.78	0.68%	3.47
International Equity Fund	5.00%	1,000.00	1,021.78	0.68%	3.47
Emerging Markets Equity Fund	5.00%	1,000.00	1,021.07	0.82%	4.18
Core Fixed Income Fund	5.00%	1,000.00	1,022.38	0.56%	2.85
High Yield Fund	5.00%	1,000.00	1,019.11	1.21%	6.16
International Fixed Income Fund	5.00%	1,000.00	1,018.65	1.30%	6.61
Municipal Bond Fund	5.00%	1,000.00	1,021.42	0.75%	3.82
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,018.50	1.33%	6.77
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,021.83	0.67%	3.41
Alternative Strategies Fund	5.00%	1,000.00	1,021.68	0.70%	3.57

(1)	For the six months ended August 31, 2019.
(2)	Annualized Expense Ratios are based on the most recent 6 months expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2019

Large Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 95.2%

COMMUNICATION SERVICES — 8.8%

Diversified Telecommunication Services — 2.0%
461,364	AT&T Inc.	$16,267,695
31,941	CenturyLink Inc.	363,488
2,907	GCI Liberty Inc., Class A Shares*	180,932
252,874	Verizon Communications Inc.	14,707,152
6,622	Zayo Group Holdings Inc.*	222,896

	Total Diversified Telecommunication Services	31,742,163

Entertainment — 1.7%
89,567	Activision Blizzard Inc.	4,532,090
3,132	Cinemark Holdings Inc.	119,517
44,506	Electronic Arts Inc.*	4,169,322
736	Liberty Media Corp-Liberty Formula One, Class A Shares*	29,138
5,789	Liberty Media Corp-Liberty Formula One, Class C Shares*	241,633
1,492	Lions Gate Entertainment Corp., Class A Shares	13,473
3,040	Lions Gate Entertainment Corp., Class B Shares	25,354
3,783	Live Nation Entertainment Inc.*	262,956
549	Madison Square Garden Co. (The), Class A Shares*	138,529
12,372	Netflix Inc.*	3,634,275
3,461	Spotify Technology SA*	467,062
3,292	Take-Two Interactive Software Inc.*	434,445
304	Viacom Inc., Class A Shares	8,290
10,379	Viacom Inc., Class B Shares	259,268
92,259	Walt Disney Co. (The)	12,663,471
1,268	World Wrestling Entertainment Inc., Class A Shares	90,573
25,107	Zynga Inc., Class A Shares*	143,361

	Total Entertainment	27,232,757

Interactive Media & Services — 4.0%
17,769	Alphabet Inc., Class A Shares*	21,154,527
12,314	Alphabet Inc., Class C Shares*	14,630,263
128,636	Facebook Inc., Class A Shares*	23,883,846
2,180	IAC/InterActiveCorp.*	555,115
1,592	Match Group Inc.(a)	135,002
3,112	TripAdvisor Inc.*	118,225
22,092	Twitter Inc.*	942,224
1,686	Zillow Group Inc., Class A Shares*	57,611
3,679	Zillow Group Inc., Class C Shares*(a)	126,668

	Total Interactive Media & Services	61,603,481

Media — 1.0%
9,722	Altice USA Inc., Class A Shares*	280,771
1,285	AMC Networks Inc., Class A Shares*	62,323
126	Cable One Inc.	163,500
9,702	CBS Corp., Class B Shares	408,066
4,687	Charter Communications Inc., Class A Shares*	1,919,748
195,933	Comcast Corp., Class A Shares	8,671,995
4,573	Discovery Inc., Class A Shares*	126,215
10,238	Discovery Inc., Class C Shares*	266,495
6,610	DISH Network Corp., Class A Shares*	221,832
10,291	Fox Corp., Class A Shares	341,352
4,804	Fox Corp., Class B Shares	157,571
11,304	Interpublic Group of Cos., Inc. (The)	224,724
1,295	John Wiley & Sons Inc., Class A Shares	57,628
727	Liberty Broadband Corp., Class A Shares*	76,153

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 8.8% — (continued)

Media — 1.0% (continued)
3,093	Liberty Broadband Corp., Class C Shares*	$326,126
2,474	Liberty Media Corp-Liberty SiriusXM, Class A Shares*	100,172
4,618	Liberty Media Corp-Liberty SiriusXM, Class C Shares*	188,461
4,670	New York Times Co. (The), Class A Shares	136,364
11,011	News Corp., Class A Shares	151,401
3,589	News Corp., Class B Shares	50,820
1,279	Nexstar Media Group Inc., Class A Shares	126,480
6,401	Omnicom Group Inc.	486,860
1,765	Sinclair Broadcast Group Inc., Class A Shares	78,666
41,549	Sirius XM Holdings Inc.(a)	256,357
2,508	Tribune Media Co., Class A Shares	116,823

	Total Media	14,996,903

Wireless Telecommunication Services — 0.1%
16,611	Sprint Corp.*	112,789
2,906	Telephone & Data Systems Inc.	73,231
9,183	T-Mobile US Inc.*	716,733
446	United States Cellular Corp.*	16,052

	Total Wireless Telecommunication Services	918,805

	TOTAL COMMUNICATION SERVICES	136,494,109

CONSUMER DISCRETIONARY — 10.3%

Auto Components — 0.4%
33,210	Adient PLC	669,846
50,127	Aptiv PLC	4,169,063
6,111	BorgWarner Inc.	199,402
7,490	Gentex Corp.	199,234
92,970	Goodyear Tire & Rubber Co. (The)	1,066,366
1,824	Lear Corp.	204,762
19,699	Tenneco Inc., Class A Shares	171,775

	Total Auto Components	6,680,448

Automobiles — 0.2%
114,804	Ford Motor Co.	1,052,753
36,434	General Motors Co.	1,351,337
4,527	Harley-Davidson Inc.	144,411
4,126	Tesla Inc.*(a)	930,867
1,451	Thor Industries Inc.	66,615

	Total Automobiles	3,545,983

Distributors — 0.1%
4,124	Genuine Parts Co.	372,356
9,268	LKQ Corp.*	243,471
1,140	Pool Corp.	223,873

	Total Distributors	839,700

Diversified Consumer Services — 0.3%
1,684	Bright Horizons Family Solutions Inc.*	277,944
2,539	frontdoor Inc.*	130,352
127	Graham Holdings Co., Class B Shares	89,416
1,391	Grand Canyon Education Inc.*	174,710
5,971	H&R Block Inc.	144,618
30,268	New Oriental Education & Technology Group Inc., ADR*	3,432,391
5,158	Service Corp. International	238,815
3,996	ServiceMaster Global Holdings Inc.*	227,932

	Total Diversified Consumer Services	4,716,178

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 10.3% — (continued)

Hotels, Restaurants & Leisure — 1.4%
6,921	Aramark	$282,792
16,533	Caesars Entertainment Corp.*	190,295
11,680	Carnival Corp.	514,854
3,490	Chipotle Mexican Grill Inc., Class A Shares*	2,926,086
983	Choice Hotels International Inc.	89,433
3,610	Darden Restaurants Inc.	436,738
1,214	Domino’s Pizza Inc.	275,384
2,281	Dunkin’ Brands Group Inc.	188,046
5,326	Extended Stay America Inc.	74,830
2,633	Hilton Grand Vacations Inc.*	88,916
8,351	Hilton Worldwide Holdings Inc.	771,382
1,118	Hyatt Hotels Corp., Class A Shares	80,664
3,112	International Game Technology PLC	37,282
9,993	Las Vegas Sands Corp.	554,312
8,143	Marriott International Inc., Class A Shares	1,026,506
22,540	McDonald’s Corp.	4,913,044
15,249	MGM Resorts International	427,887
6,358	Norwegian Cruise Line Holdings Ltd.*	322,668
24,774	Planet Fitness Inc., Class A Shares*	1,749,292
5,050	Royal Caribbean Cruises Ltd.	526,614
2,187	Six Flags Entertainment Corp.	129,405
35,568	Starbucks Corp.	3,434,446
1,178	Vail Resorts Inc.	278,338
5,249	Wendy’s Co. (The)	115,478
2,708	Wyndham Destinations Inc.	120,073
2,835	Wyndham Hotels & Resorts Inc.	145,662
2,898	Wynn Resorts Ltd.	319,215
10,621	Yum China Holdings Inc.	482,512
8,985	Yum! Brands Inc.	1,049,268

	Total Hotels, Restaurants & Leisure	21,551,422

Household Durables — 0.4%
9,976	DR Horton Inc.	493,513
4,185	Garmin Ltd.	341,370
3,928	Leggett & Platt Inc.	146,082
8,240	Lennar Corp., Class A Shares	420,240
460	Lennar Corp., Class B Shares	18,635
1,776	Mohawk Industries Inc.*	211,149
11,127	Newell Brands Inc.	184,708
93	NVR Inc.*	334,707
7,657	PulteGroup Inc.	258,807
2,401	Roku Inc., Class A Shares*	363,415
1,345	Tempur Sealy International Inc.*	103,726
3,986	Toll Brothers Inc.	144,253
24,361	Whirlpool Corp.	3,388,372

	Total Household Durables	6,408,977

Internet & Direct Marketing Retail — 3.5%
34,877	Alibaba Group Holding Ltd., ADR*	6,104,521
19,006	Amazon.com Inc.*	33,760,168
4,017	Booking Holdings Inc.*	7,899,069
58,944	eBay Inc.	2,374,854
3,562	Etsy Inc.*	188,038
4,059	Expedia Group Inc.	528,076
21,213	GrubHub Inc.*(a)	1,258,780

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 10.3% — (continued)

Internet & Direct Marketing Retail — 3.5% — (continued)
169,744	Qurate Retail Inc., Class A Shares*	$1,817,958
1,803	Wayfair Inc., Class A Shares*	203,270

	Total Internet & Direct Marketing Retail	54,134,734

Leisure Products — 0.2%
32,833	Brunswick Corp.	1,530,018
3,403	Hasbro Inc.	375,929
9,893	Mattel Inc.*(a)	96,951
1,685	Polaris Inc.	138,204

	Total Leisure Products	2,141,102

Multiline Retail — 0.7%
7,613	Dollar General Corp.	1,188,313
80,016	Dollar Tree Inc.*	8,124,024
4,713	Kohl’s Corp.	222,736
9,273	Macy’s Inc.	136,870
3,084	Nordstrom Inc.(a)	89,344
1,517	Ollie’s Bargain Outlet Holdings Inc.*	84,118
14,636	Target Corp.	1,566,637

	Total Multiline Retail	11,412,042

Specialty Retail — 2.3%
16,423	Advance Auto Parts Inc.	2,265,553
1,577	AutoNation Inc.*	74,844
727	AutoZone Inc.*	800,929
6,719	Best Buy Co., Inc.	427,664
1,928	Burlington Stores Inc.*	390,401
4,869	CarMax Inc.*	405,490
1,191	Carvana Co., Class A Shares*	96,662
1,998	Dick’s Sporting Goods Inc.	68,012
1,604	Five Below Inc.*	197,083
1,928	Floor & Decor Holdings Inc., Class A Shares*	94,896
3,306	Foot Locker Inc.	119,644
6,549	Gap Inc. (The)	103,409
45,336	Home Depot Inc. (The)	10,332,528
6,681	L Brands Inc.	110,303
131,656	Lowe’s Cos., Inc.	14,771,803
2,262	O’Reilly Automotive Inc.*	868,065
1,074	Penske Automotive Group Inc.	45,946
10,557	Ross Stores Inc.	1,119,148
3,577	Tiffany & Co.	303,580
35,657	TJX Cos., Inc. (The)	1,960,065
3,571	Tractor Supply Co.	363,814
1,654	Ulta Beauty Inc.*	393,205
2,081	Urban Outfitters Inc.*	48,716
2,290	Williams-Sonoma Inc.	150,682

	Total Specialty Retail	35,512,442

Textiles, Apparel & Luxury Goods — 0.8%
53,014	Canada Goose Holdings Inc.*(a)	1,977,422
4,254	Capri Holdings Ltd.*	112,220
1,304	Carter’s Inc.	119,290
885	Columbia Sportswear Co.	83,004
144,789	Hanesbrands Inc.	1,977,818
3,462	lululemon athletica Inc.*	639,327
71,894	NIKE Inc., Class B Shares	6,075,043

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 10.3% — (continued)

Textiles, Apparel & Luxury Goods — 0.8% — (continued)
2,206	PVH Corp.	$167,215
1,543	Ralph Lauren Corp., Class A Shares	136,309
3,866	Skechers U.S.A. Inc., Class A Shares*	122,398
8,520	Tapestry Inc.	175,938
5,514	Under Armour Inc., Class A Shares*	102,615
5,736	Under Armour Inc., Class C Shares*	97,053
9,027	V.F. Corp.	739,763

	Total Textiles, Apparel & Luxury Goods	12,525,415

	TOTAL CONSUMER DISCRETIONARY	159,468,443

CONSUMER STAPLES — 6.3%

Beverages — 1.9%
29,380	Anheuser-Busch InBev SA, ADR(a)	2,776,410
1,557	Brown-Forman Corp., Class A Shares	89,636
5,041	Brown-Forman Corp., Class B Shares	297,369
337,793	Coca-Cola Co. (The)	18,592,127
4,652	Constellation Brands Inc., Class A Shares	950,636
6,045	Keurig Dr Pepper Inc.	164,908
5,104	Molson Coors Brewing Co., Class B Shares	262,141
11,337	Monster Beverage Corp.*	665,142
41,146	PepsiCo Inc.	5,625,892

	Total Beverages	29,424,261

Food & Staples Retailing — 0.9%
1,052	Casey’s General Stores Inc.	176,578
21,271	Costco Wholesale Corp.	6,269,840
23,345	Kroger Co. (The)	552,809
3,218	Sprouts Farmers Market Inc.*	57,763
13,996	Sysco Corp.	1,040,323
6,397	US Foods Holding Corp.*	258,759
22,663	Walgreens Boots Alliance Inc.	1,160,119
41,250	Walmart Inc.	4,713,225

	Total Food & Staples Retailing	14,229,416

Food Products — 2.1%
197,163	Archer-Daniels-Midland Co.	7,502,052
261	Beyond Meat Inc.*(a)	43,751
4,007	Bunge Ltd.	214,014
4,972	Campbell Soup Co.	223,740
267,692	Conagra Brands Inc.	7,591,745
5,576	Flowers Foods Inc.	127,133
17,588	General Mills Inc.	946,234
2,774	Hain Celestial Group Inc. (The)*	52,845
4,258	Hershey Co. (The)	674,808
8,234	Hormel Foods Corp.(a)	350,851
1,943	Ingredion Inc.	150,136
3,254	J.M. Smucker Co. (The)	342,191
7,222	Kellogg Co.	453,541
18,314	Kraft Heinz Co. (The)	467,373
4,330	Lamb Weston Holdings Inc.	304,789
12,178	McCormick & Co., Inc.	1,983,431
194,944	Mondelez International Inc., Class A Shares	10,764,808
1,576	Pilgrim’s Pride Corp.*	49,108
1,922	Post Holdings Inc.*	191,604
8	Seaboard Corp.	33,041

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 6.3% — (continued)

Food Products — 2.1% — (continued)
1,514	TreeHouse Foods Inc.*	$76,684
8,442	Tyson Foods Inc., Class A Shares	785,444

	Total Food Products	33,329,323

Household Products — 0.9%
7,218	Church & Dwight Co., Inc.	575,852
3,764	Clorox Co. (The)	595,314
24,686	Colgate-Palmolive Co.	1,830,467
1,671	Energizer Holdings Inc.(a)	64,333
10,024	Kimberly-Clark Corp.	1,414,487
72,611	Procter & Gamble Co. (The)	8,730,021
952	Spectrum Brands Holdings Inc.	53,188

	Total Household Products	13,263,662

Personal Products — 0.1%
8,462	Coty Inc., Class A Shares	80,812
6,305	Estee Lauder Cos., Inc. (The), Class A Shares	1,248,327
3,027	Herbalife Nutrition Ltd.*	104,220
1,667	Nu Skin Enterprises Inc., Class A Shares	67,713

	Total Personal Products	1,501,072

Tobacco — 0.4%
54,955	Altria Group Inc.	2,403,732
45,653	Philip Morris International Inc.	3,291,125

	Total Tobacco	5,694,857

	TOTAL CONSUMER STAPLES	97,442,591

ENERGY — 4.7%

Energy Equipment & Services — 0.8%
2,264	Apergy Corp.*	58,819
15,131	Baker Hughes a GE Co., Class A Shares	328,192
369,254	Halliburton Co.	6,956,745
3,157	Helmerich & Payne Inc.	118,672
137,563	National Oilwell Varco Inc.	2,810,412
6,008	Patterson-UTI Energy Inc.	51,969
40,670	Schlumberger Ltd.	1,318,928
15,646	Transocean Ltd.*	71,189

	Total Energy Equipment & Services	11,714,926

Oil, Gas & Consumable Fuels — 3.9%
6,739	Antero Midstream Corp.(a)	47,914
7,956	Antero Resources Corp.*	25,220
11,134	Apache Corp.	240,160
12,223	Cabot Oil & Gas Corp.	209,258
5,357	Centennial Resource Development Inc., Class A Shares*	25,821
6,829	Cheniere Energy Inc.*	407,760
37,981	Chesapeake Energy Corp.*(a)	54,693
56,002	Chevron Corp.	6,592,555
2,897	Cimarex Energy Co.	123,934
5,850	Concho Resources Inc.	427,927
160,524	ConocoPhillips	8,376,142
2,618	Continental Resources Inc.*	76,446
12,141	Devon Energy Corp.	266,981
4,820	Diamondback Energy Inc.	472,746
66,178	EOG Resources Inc.	4,909,746

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 4.7% — (continued)

Oil, Gas & Consumable Fuels — 3.9% — (continued)
7,453	EQT Corp.	$75,797
6,036	Equitrans Midstream Corp.	81,426
124,351	Exxon Mobil Corp.	8,515,556
7,882	Hess Corp.	496,172
4,681	HollyFrontier Corp.	207,649
57,280	Kinder Morgan Inc.	1,161,066
10,701	Kosmos Energy Ltd.	67,630
586,832	Marathon Oil Corp.	6,948,091
19,277	Marathon Petroleum Corp.	948,621
4,815	Murphy Oil Corp.	87,777
13,823	Noble Energy Inc.	312,123
179,487	Occidental Petroleum Corp.	7,804,095
12,064	ONEOK Inc.	859,922
7,871	Parsley Energy Inc., Class A Shares*	140,970
3,452	PBF Energy Inc., Class A Shares	81,812
13,319	Phillips 66	1,313,653
28,507	Pioneer Natural Resources Co.	3,518,334
5,829	Range Resources Corp.	20,751
122,122	Suncor Energy Inc.	3,569,626
6,708	Targa Resources Corp.	242,293
12,229	Valero Energy Corp.	920,599
35,607	Williams Cos., Inc. (The)	840,325
12,309	WPX Energy Inc.*	132,445

	Total Oil, Gas & Consumable Fuels	60,604,036

	TOTAL ENERGY	72,318,962

FINANCIALS — 11.4%

Banks — 3.0%
4,919	Associated Banc-Corp.	94,642
252,681	Bank of America Corp.	6,951,254
1,161	Bank of Hawaii Corp.	95,992
3,678	Bank OZK	94,892
2,845	BankUnited Inc.	90,357
168,851	BB&T Corp.	8,045,750
984	BOK Financial Corp.	74,922
2,863	CIT Group Inc.	121,935
67,897	Citigroup Inc.	4,369,172
13,573	Citizens Financial Group Inc.	457,953
4,559	Comerica Inc.	281,062
3,017	Commerce Bancshares Inc.	172,180
1,713	Cullen/Frost Bankers Inc.	142,196
4,053	East West Bancorp Inc.	166,700
21,515	Fifth Third Bancorp	569,072
221	First Citizens BancShares Inc., Class A Shares	98,257
3,308	First Hawaiian Inc.	85,016
9,235	First Horizon National Corp.	146,190
4,758	First Republic Bank	426,888
9,560	FNB Corp.	102,770
30,859	Huntington Bancshares Inc.	408,882
94,748	JPMorgan Chase & Co.	10,409,015
29,734	KeyCorp	493,584
3,997	M&T Bank Corp.	584,401
3,488	PacWest Bancorp	118,871
11,220	People’s United Financial Inc.	161,231

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 11.4% — (continued)

Banks — 3.0% — (continued)
2,272	Pinnacle Financial Partners Inc.	$119,666
13,242	PNC Financial Services Group Inc. (The)	1,707,291
2,820	Popular Inc.	148,247
2,023	Prosperity Bancshares Inc.	131,333
30,022	Regions Financial Corp.	438,922
1,601	Signature Bank	186,757
6,125	Sterling Bancorp	116,804
13,012	SunTrust Banks Inc.	800,368
1,539	SVB Financial Group*	299,520
4,455	Synovus Financial Corp.	158,331
4,316	TCF Financial Corp.	166,425
1,518	Texas Capital Bancshares Inc.*	81,790
5,802	Umpqua Holdings Corp.	91,149
42,455	US Bancorp	2,236,954
2,778	Webster Financial Corp.	124,343
118,960	Wells Fargo & Co.	5,539,967
2,917	Western Alliance Bancorp	126,656
1,485	Wintrust Financial Corp.	93,303
5,331	Zions Bancorp N.A.	219,051

	Total Banks	47,550,061

Capital Markets — 3.6%
19,763	Affiliated Managers Group Inc.	1,514,439
43,940	Ameriprise Financial Inc.	5,667,381
172,407	Bank of New York Mellon Corp. (The)	7,251,438
8,152	BGC Partners Inc., Class A Shares	41,575
7,908	BlackRock Inc., Class A Shares	3,341,604
3,281	Cboe Global Markets Inc.	390,964
155,640	Charles Schwab Corp. (The)	5,956,343
10,397	CME Group Inc., Class A Shares	2,259,164
7,182	E*Trade Financial Corp.	299,777
3,381	Eaton Vance Corp.	145,789
1,218	Evercore Inc., Class A Shares	97,148
1,110	FactSet Research Systems Inc.	302,020
8,381	Franklin Resources Inc.	220,253
9,666	Goldman Sachs Group Inc. (The)	1,970,994
2,238	Interactive Brokers Group Inc., Class A Shares	105,634
85,368	Intercontinental Exchange Inc.	7,980,201
11,438	Invesco Ltd.	179,577
2,928	Janus Henderson Group PLC	55,954
3,122	Lazard Ltd., Class A Shares	107,209
2,044	Legg Mason Inc.	75,199
2,460	LPL Financial Holdings Inc.	184,377
1,080	MarketAxess Holdings Inc.	429,429
4,823	Moody’s Corp.	1,039,742
35,520	Morgan Stanley(b)	1,473,725
550	Morningstar Inc.	88,869
14,122	MSCI Inc., Class A Shares	3,313,445
3,398	Nasdaq Inc.	339,256
5,870	Northern Trust Corp.	516,149
3,776	Raymond James Financial Inc.	296,454
31,369	S&P Global Inc.	8,161,900
3,785	SEI Investments Co.	217,675
10,929	State Street Corp.	560,767
6,766	T. Rowe Price Group Inc.	748,455

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 11.4% — (continued)

Capital Markets — 3.6% — (continued)
8,005	TD Ameritrade Holding Corp.	$355,502
1,319	Virtu Financial Inc., Class A Shares	24,797

	Total Capital Markets	55,713,205

Consumer Finance — 0.5%
11,779	Ally Financial Inc.	369,272
39,152	American Express Co.	4,712,726
13,721	Capital One Financial Corp.	1,188,513
307	Credit Acceptance Corp.*	138,964
9,482	Discover Financial Services	758,276
6,423	Navient Corp.	81,829
1,910	OneMain Holdings Inc., Class A Shares	68,473
3,109	Santander Consumer USA Holdings Inc.	81,176
13,186	SLM Corp.	111,290
20,205	Synchrony Financial	647,570

	Total Consumer Finance	8,158,089

Diversified Financial Services — 0.8%
7,967	AXA Equitable Holdings Inc.	165,475
57,464	Berkshire Hathaway Inc., Class B Shares*	11,688,752
7,536	Jefferies Financial Group Inc.	140,471
4,303	Voya Financial Inc.	212,224

	Total Diversified Financial Services	12,206,922

Insurance — 3.4%
21,653	Aflac Inc.	1,086,548
414	Alleghany Corp.*	310,214
89,660	Allstate Corp. (The)	9,180,287
2,214	American Financial Group Inc.	223,548
177,853	American International Group Inc.	9,255,470
167	American National Insurance Co.	19,050
7,007	Aon PLC	1,365,314
11,185	Arch Capital Group Ltd.*	441,808
5,392	Arthur J. Gallagher & Co.	489,108
22,825	Assurant Inc.	2,807,475
2,938	Assured Guaranty Ltd.	125,012
4,538	Athene Holding Ltd., Class A Shares*	176,347
2,381	Axis Capital Holdings Ltd.	146,170
3,398	Brighthouse Financial Inc.*	119,813
6,932	Brown & Brown Inc.	255,721
13,370	Chubb Ltd.	2,089,464
4,509	Cincinnati Financial Corp.	507,217
826	CNA Financial Corp.	38,929
747	Erie Indemnity Co., Class A Shares	163,825
1,178	Everest Re Group Ltd.	277,867
7,745	Fidelity National Financial Inc.	340,315
3,257	First American Financial Corp.	190,372
3,061	Globe Life Inc.	273,225
1,190	Hanover Insurance Group Inc. (The)	158,449
10,540	Hartford Financial Services Group Inc. (The)	614,271
1,835	Kemper Corp.	128,413
78,942	Lincoln National Corp.	4,174,453
7,776	Loews Corp.	373,792
402	Markel Corp.*	459,518
97,486	Marsh & McLennan Cos., Inc.	9,737,877

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 11.4% — (continued)

Insurance — 3.4% — (continued)
827	Mercury General Corp.	$44,245
23,597	MetLife Inc.	1,045,347
8,263	Old Republic International Corp.	193,024
1,224	Primerica Inc.	145,864
8,102	Principal Financial Group Inc.	431,188
17,113	Progressive Corp. (The)	1,297,165
11,908	Prudential Financial Inc.	953,712
1,871	Reinsurance Group of America Inc., Class A Shares	288,078
1,279	RenaissanceRe Holdings Ltd.	230,923
7,681	Travelers Cos., Inc. (The)	1,128,800
6,396	Unum Group	162,522
93	White Mountains Insurance Group Ltd.	98,645
3,784	Willis Towers Watson PLC	749,118
4,023	WR Berkley Corp.	286,639

	Total Insurance	52,585,142

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
16,051	AGNC Investment Corp.	238,678
42,333	Annaly Capital Management Inc.	351,364
4,886	Chimera Investment Corp.	93,176
13,603	MFA Financial Inc.	97,534
12,464	New Residential Investment Corp.	175,368
8,134	Starwood Property Trust Inc.	190,580
7,445	Two Harbors Investment Corp.	94,030

	Total Mortgage Real Estate Investment Trusts (REITs)	1,240,730

Thrifts & Mortgage Finance — 0.0%
227	LendingTree Inc.*	70,390
9,463	MGIC Investment Corp.	119,707
13,285	New York Community Bancorp Inc.	153,309
1,501	TFS Financial Corp.	26,283

	Total Thrifts & Mortgage Finance	369,689

	TOTAL FINANCIALS	177,823,838

HEALTH CARE — 15.3%

Biotechnology — 1.8%
43,438	AbbVie Inc.	2,855,614
1,532	Agios Pharmaceuticals Inc.*(a)	58,139
47,015	Alexion Pharmaceuticals Inc.*	4,737,231
4,562	Alkermes PLC*	95,711
3,106	Alnylam Pharmaceuticals Inc.*	250,623
17,913	Amgen Inc.	3,737,010
5,680	Biogen Inc.*	1,248,180
22,892	BioMarin Pharmaceutical Inc.*	1,718,274
1,614	Bluebird Bio Inc.*	166,742
20,641	Celgene Corp.*	1,998,049
25,869	Exact Sciences Corp.*	3,084,102
8,751	Exelixis Inc.*	173,707
37,465	Gilead Sciences Inc.	2,380,526
5,212	Incyte Corp.*	426,446
3,791	Ionis Pharmaceuticals Inc.*	239,629
790	Moderna Inc.*(a)	12,427
2,650	Neurocrine Biosciences Inc.*	263,463
2,400	Regeneron Pharmaceuticals Inc.*	696,120
1,478	Sage Therapeutics Inc.*	253,728

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 15.3% — (continued)

Biotechnology — 1.8% — (continued)
13,146	Sarepta Therapeutics Inc.*	$1,185,112
3,187	Seattle Genetics Inc.*	231,504
1,250	United Therapeutics Corp.*	103,200
7,528	Vertex Pharmaceuticals Inc.*	1,355,191

	Total Biotechnology	27,270,728

Health Care Equipment & Supplies — 4.6%
145,185	Abbott Laboratories	12,387,184
1,301	ABIOMED Inc.*	251,184
11,095	Align Technology Inc.*	2,031,605
139,488	Baxter International Inc.	12,267,970
7,863	Becton Dickinson and Co.	1,996,573
40,772	Boston Scientific Corp.*	1,742,188
1,084	Cantel Medical Corp.	99,652
1,427	Cooper Cos., Inc. (The)	442,013
18,696	Danaher Corp.	2,656,515
6,539	DENTSPLY SIRONA Inc.	341,009
2,656	DexCom Inc.*	455,796
16,391	Edwards Lifesciences Corp.*	3,636,179
1,979	Hill-Rom Holdings Inc.	213,099
7,812	Hologic Inc.*	385,678
551	ICU Medical Inc.*	89,124
14,605	IDEXX Laboratories Inc.*	4,231,653
1,710	Insulet Corp.*	263,631
2,077	Integra LifeSciences Holdings Corp.*	124,661
3,364	Intuitive Surgical Inc.*	1,720,148
1,381	Masimo Corp.*	211,638
197,501	Medtronic PLC	21,308,383
929	Penumbra Inc.*	135,216
4,164	ResMed Inc.	580,045
2,400	STERIS PLC	370,560
10,073	Stryker Corp.	2,222,708
1,354	Teleflex Inc.	492,748
2,667	Varian Medical Systems Inc.*	282,515
2,145	West Pharmaceutical Services Inc.	312,012
6,018	Zimmer Biomet Holdings Inc.	837,706

	Total Health Care Equipment & Supplies	72,089,393

Health Care Providers & Services — 3.5%
2,622	Acadia Healthcare Co., Inc.*	69,378
4,452	AmerisourceBergen Corp., Class A Shares	366,266
7,557	Anthem Inc.	1,976,307
153,746	Cardinal Health Inc.	6,631,065
12,000	Centene Corp.*	559,440
446	Chemed Corp.	191,526
52,339	Cigna Corp.	8,058,636
2,733	Covetrus Inc.*(a)	36,322
164,227	CVS Health Corp.	10,004,709
3,766	DaVita Inc.*	212,289
2,899	Encompass Health Corp.	176,230
1,028	Guardant Health Inc.*	89,981
68,938	HCA Healthcare Inc.	8,286,348
4,360	Henry Schein Inc.*	268,663
3,961	Humana Inc.	1,121,795
2,878	Laboratory Corp. of America Holdings*	482,238

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 15.3% — (continued)

Health Care Providers & Services — 3.5% — (continued)
5,627	McKesson Corp.	$778,045
2,516	MEDNAX Inc.*	53,037
1,846	Molina Healthcare Inc.*	240,497
1,582	Premier Inc., Class A Shares*	55,781
3,952	Quest Diagnostics Inc.	404,566
57,314	UnitedHealth Group Inc.	13,411,476
2,368	Universal Health Services Inc., Class B Shares	342,365
1,469	WellCare Health Plans Inc.*	397,717

	Total Health Care Providers & Services	54,214,677

Health Care Technology — 0.1%
9,497	Cerner Corp.	654,438
1,746	Medidata Solutions Inc.*	159,899
3,734	Veeva Systems Inc., Class A Shares*	598,859

	Total Health Care Technology	1,413,196

Life Sciences Tools & Services — 0.9%
9,318	Agilent Technologies Inc.	662,603
623	Bio-Rad Laboratories Inc., Class A Shares*	210,393
1,110	Bio-Techne Corp.	212,643
3,043	Bruker Corp.	131,366
1,412	Charles River Laboratories International Inc.*	185,254
14,095	Illumina Inc.*	3,965,487
5,268	IQVIA Holdings Inc.*	817,330
717	Mettler-Toledo International Inc.*	470,919
3,266	PerkinElmer Inc.	270,098
1,697	PRA Health Sciences Inc.*	167,732
6,553	QIAGEN NV*	227,324
23,522	Thermo Fisher Scientific Inc.	6,752,225
2,020	Waters Corp.*	428,018

	Total Life Sciences Tools & Services	14,501,392

Pharmaceuticals — 4.4%
9,632	Allergan PLC	1,538,423
107,400	Bristol-Myers Squibb Co.	5,162,718
4,294	Catalent Inc.*	226,466
208,659	Elanco Animal Health Inc.*	5,429,307
25,263	Eli Lilly & Co.	2,853,961
5,413	Horizon Therapeutics PLC*	149,561
1,623	Jazz Pharmaceuticals PLC*	207,988
151,836	Johnson & Johnson	19,489,669
174,265	Merck & Co., Inc.	15,068,695
15,086	Mylan NV*	293,724
4,870	Nektar Therapeutics, Class A Shares*	85,566
3,736	Perrigo Co. PLC	174,770
336,229	Pfizer Inc.	11,952,941
43,343	Zoetis Inc., Class A Shares	5,479,422

	Total Pharmaceuticals	68,113,211

	TOTAL HEALTH CARE	237,602,597

INDUSTRIALS — 8.8%

Aerospace & Defense — 2.3%
11,643	Arconic Inc.	300,855
15,547	Boeing Co. (The)	5,660,507
2,786	BWX Technologies Inc.	164,931

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.8% — (continued)

Aerospace & Defense — 2.3% — (continued)
1,260	Curtiss-Wright Corp.	$154,526
7,484	General Dynamics Corp.	1,431,465
1,179	HEICO Corp.	170,566
2,298	HEICO Corp., Class A Shares	253,607
2,510	Hexcel Corp.	211,217
1,215	Huntington Ingalls Industries Inc.	253,935
6,482	L3Harris Technologies Inc.	1,370,360
7,263	Lockheed Martin Corp.	2,789,791
26,748	Northrop Grumman Corp.	9,839,787
48,614	Raytheon Co.	9,009,146
2,994	Spirit AeroSystems Holdings Inc., Class A Shares	241,316
1,049	Teledyne Technologies Inc.*	323,711
6,945	Textron Inc.	312,525
1,450	TransDigm Group Inc.	780,564
23,823	United Technologies Corp.	3,102,708

	Total Aerospace & Defense	36,371,517

Air Freight & Logistics — 0.7%
17,069	CH Robinson Worldwide Inc.	1,442,160
5,080	Expeditors International of Washington Inc.	361,188
7,079	FedEx Corp.	1,122,800
45,830	United Parcel Service Inc., Class B Shares	5,438,188
45,958	XPO Logistics Inc.*	3,256,584

	Total Air Freight & Logistics	11,620,920

Airlines — 0.2%
3,643	Alaska Air Group Inc.	217,560
11,921	American Airlines Group Inc.	313,642
947	Copa Holdings SA, Class A Shares(a)	97,712
17,105	Delta Air Lines Inc.	989,695
8,804	JetBlue Airways Corp.*	152,485
14,322	Southwest Airlines Co.	749,327
7,064	United Airlines Holdings Inc.*	595,566

	Total Airlines	3,115,987

Building Products — 0.6%
2,705	Allegion PLC	260,410
3,995	AO Smith Corp.	185,847
65,855	Armstrong World Industries Inc.	6,287,177
4,130	Fortune Brands Home & Security Inc.	210,878
26,371	Johnson Controls International PLC	1,125,778
1,052	Lennox International Inc.	266,977
8,580	Masco Corp.	349,463
3,119	Owens Corning	178,906
3,836	Resideo Technologies Inc.*	52,860

	Total Building Products	8,918,296

Commercial Services & Supplies — 0.8%
3,641	ADT Inc.(a)	17,331
2,505	Cintas Corp.	660,819
1,510	Clean Harbors Inc.*	111,060
5,794	Copart Inc.*	436,810
3,800	IAA Inc.*	185,630
3,800	KAR Auction Services Inc.	100,928
6,315	Republic Services Inc., Class A Shares	563,614

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.8% — (continued)

Commercial Services & Supplies — 0.8% — (continued)
4,293	Rollins Inc.	$140,853
2,433	Stericycle Inc.*	109,217
84,673	Waste Management Inc.	10,105,723

	Total Commercial Services & Supplies	12,431,985

Construction & Engineering — 0.3%
54,907	AECOM*	1,948,100
4,297	Fluor Corp.	75,928
3,864	Jacobs Engineering Group Inc.	343,355
58,516	Quanta Services Inc.	1,983,692
635	Valmont Industries Inc.	86,043

	Total Construction & Engineering	4,437,118

Electrical Equipment — 0.3%
1,160	Acuity Brands Inc.	145,475
6,735	AMETEK Inc.	578,738
12,401	Eaton Corp. PLC	1,001,009
17,980	Emerson Electric Co.	1,071,428
1,240	GrafTech International Ltd.	15,116
1,590	Hubbell Inc., Class B Shares	208,513
4,861	nVent Electric PLC	98,484
1,261	Regal Beloit Corp.	89,405
3,458	Rockwell Automation Inc.	528,348
4,709	Sensata Technologies Holding PLC*	214,636

	Total Electrical Equipment	3,951,152

Industrial Conglomerates — 0.8%
16,433	3M Co.	2,657,545
1,627	Carlisle Cos., Inc.	235,850
254,158	General Electric Co.	2,096,803
38,214	Honeywell International Inc.	6,290,789
2,995	Roper Technologies Inc.	1,098,446

	Total Industrial Conglomerates	12,379,433

Machinery — 0.9%
1,882	AGCO Corp.	130,084
3,176	Allison Transmission Holdings Inc.	141,110
24,909	Caterpillar Inc.	2,964,171
2,563	Colfax Corp.*(a)	69,714
1,502	Crane Co.	114,512
4,400	Cummins Inc.	656,788
9,343	Deere & Co.	1,447,324
3,743	Donaldson Co., Inc.	181,011
4,194	Dover Corp.	393,145
3,843	Flowserve Corp.	164,019
8,664	Fortive Corp.	614,278
4,019	Gardner Denver Holdings Inc.*	115,265
1,535	Gates Industrial Corp. PLC*	13,354
4,836	Graco Inc.	220,376
2,239	IDEX Corp.	368,786
9,527	Illinois Tool Works Inc.	1,427,716
7,065	Ingersoll-Rand PLC	855,501
2,637	ITT Inc.	150,098
1,784	Lincoln Electric Holdings Inc.	147,287
1,624	Middleby Corp. (The)*	178,088
1,696	Nordson Corp.	230,588

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.8% — (continued)

Machinery — 0.9% — (continued)
2,057	Oshkosh Corp.	$144,545
9,951	PACCAR Inc.	652,388
3,793	Parker-Hannifin Corp.	628,766
4,761	Pentair PLC	171,015
1,626	Snap-on Inc.	241,754
4,450	Stanley Black & Decker Inc.	591,227
1,987	Timken Co. (The)	79,838
3,100	Toro Co. (The)	223,231
3,244	Trinity Industries Inc.	56,673
1,498	WABCO Holdings Inc.*	199,998
4,679	Wabtec Corp.	323,834
1,572	Woodward Inc.	169,540
5,306	Xylem Inc.	406,493

	Total Machinery	14,472,517

Marine — 0.0%
1,791	Kirby Corp.*	131,800

Professional Services — 0.4%
1,066	CoStar Group Inc.*	655,451
3,529	Equifax Inc.	516,575
46,514	IHS Markit Ltd.*	3,051,784
1,664	ManpowerGroup Inc.	136,015
10,423	Nielsen Holdings PLC	216,381
3,340	Robert Half International Inc.	178,590
5,487	TransUnion	458,988
4,683	Verisk Analytics Inc., Class A Shares	756,492

	Total Professional Services	5,970,276

Road & Rail — 0.7%
212	AMERCO	74,543
31,481	Avis Budget Group Inc.*	779,784
22,650	CSX Corp.	1,518,003
1,641	Genesee & Wyoming Inc., Class A Shares*	181,954
38,620	Hertz Global Holdings Inc.*	467,688
2,543	JB Hunt Transport Services Inc.	274,746
2,961	Kansas City Southern	372,494
3,825	Knight-Swift Transportation Holdings Inc., Class A Shares	130,586
1,220	Landstar System Inc.	136,054
947	Lyft Inc., Class A Shares*	46,375
7,810	Norfolk Southern Corp.	1,359,331
1,890	Old Dominion Freight Line Inc.	309,506
1,485	Ryder System Inc.	71,532
1,355	Schneider National Inc., Class B Shares	26,341
51,222	Uber Technologies Inc.*(a)	1,668,301
20,799	Union Pacific Corp.	3,368,606

	Total Road & Rail	10,785,844

Trading Companies & Distributors — 0.8%
61,770	AerCap Holdings NV*	3,312,107
47,064	Air Lease Corp., Class A Shares	1,955,039
16,943	Fastenal Co.	518,795
5,070	HD Supply Holdings Inc.*	197,274
1,183	MSC Industrial Direct Co., Inc., Class A Shares	79,994
32,022	United Rentals Inc.*	3,604,396
4,471	Univar Inc.*	86,514

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 8.8% — (continued)

Trading Companies & Distributors — 0.8% — (continued)
967	Watsco Inc.	$158,153
1,424	WESCO International Inc.*	64,194
9,947	WW Grainger Inc.	2,721,996

	Total Trading Companies & Distributors	12,698,462

Transportation Infrastructure — 0.0%
2,173	Macquarie Infrastructure Corp.	82,183

	TOTAL INDUSTRIALS	137,367,490

INFORMATION TECHNOLOGY — 21.4%

Communications Equipment — 2.1%
1,739	Arista Networks Inc.*	394,092
4,561	Ciena Corp.*	186,682
503,541	Cisco Systems Inc.	23,570,754
66,015	CommScope Holding Co., Inc.*	709,001
1,404	EchoStar Corp., Class A Shares*	59,319
1,770	F5 Networks Inc.*	227,852
10,017	Juniper Networks Inc.	231,994
35,040	Motorola Solutions Inc.	6,339,087
455	Ubiquiti Inc.	50,282
1,592	ViaSat Inc.*	126,293

	Total Communications Equipment	31,895,356

Electronic Equipment, Instruments & Components — 0.6%
8,556	Amphenol Corp., Class A Shares	748,992
32,931	Arrow Electronics Inc.*	2,278,825
3,120	Avnet Inc.	130,697
4,249	CDW Corp.	490,760
4,632	Cognex Corp.	208,811
732	Coherent Inc.*	106,111
22,658	Corning Inc.	631,025
1,889	Dolby Laboratories Inc., Class A Shares	116,287
173,342	Flex Ltd.*	1,669,283
4,031	FLIR Systems Inc.	198,607
1,045	IPG Photonics Corp.*	129,298
4,410	Jabil Inc.	127,052
5,501	Keysight Technologies Inc.*	532,827
730	Littelfuse Inc.	113,931
3,754	National Instruments Corp.	157,668
1,163	SYNNEX Corp.	97,471
12,933	Tech Data Corp.*	1,199,277
7,149	Trimble Inc.*	268,231
1,568	Zebra Technologies Corp., Class A Shares*	321,487

	Total Electronic Equipment, Instruments & Components	9,526,640

IT Services — 4.8%
18,722	Accenture PLC, Class A Shares	3,710,139
37,294	Akamai Technologies Inc.*	3,324,014
21,604	Alliance Data Systems Corp.	2,656,212
4,026	Amdocs Ltd.	260,643
12,779	Automatic Data Processing Inc.	2,170,385
4,273	Black Knight Inc.*	265,994
4,039	Booz Allen Hamilton Holding Corp., Class A Shares	304,985
3,424	Broadridge Financial Solutions Inc.	443,203
668	CACI International Inc., Class A Shares*	148,490

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 21.4% — (continued)

IT Services — 4.8% — (continued)
16,651	Cognizant Technology Solutions Corp., Class A Shares	$1,022,205
2,331	CoreLogic Inc.*	112,820
7,862	DXC Technology Co.	261,176
1,514	EPAM Systems Inc.*	289,674
1,457	Euronet Worldwide Inc.*	223,125
28,992	Fidelity National Information Services Inc.	3,949,290
56,846	Fiserv Inc.*	6,079,111
2,501	FleetCor Technologies Inc.*	746,298
2,588	Gartner Inc.*	345,938
4,402	Genpact Ltd.	180,306
4,594	Global Payments Inc.	762,512
5,128	GoDaddy Inc., Class A Shares*	324,807
26,053	International Business Machines Corp.	3,530,963
2,275	Jack Henry & Associates Inc.	329,784
3,992	Leidos Holdings Inc.	348,741
26,368	MasterCard Inc., Class A Shares	7,419,164
719	MongoDB Inc., Class A Shares*(a)	109,511
2,994	Okta Inc., Class A Shares*	378,741
9,434	Paychex Inc.	770,758
63,371	PayPal Holdings Inc.*	6,910,608
156,117	Sabre Corp.	3,690,606
49,834	Square Inc., Class A Shares*	3,081,735
1,129	Switch Inc., Class A Shares	18,516
5,129	Total System Services Inc.	688,414
3,384	Twilio Inc., Class A Shares*	441,510
3,083	VeriSign Inc.*	628,470
102,221	Visa Inc., Class A Shares	18,483,601
12,750	Western Union Co. (The)	282,030
1,228	WEX Inc.*	251,187

	Total IT Services	74,945,666

Semiconductors & Semiconductor Equipment — 5.2%
29,401	Advanced Micro Devices Inc.*	924,661
73,139	Analog Devices Inc.	8,032,856
88,757	Applied Materials Inc.	4,262,111
56,450	Broadcom Inc.	15,955,028
3,104	Cree Inc.*	133,255
10,661	Cypress Semiconductor Corp.	245,310
3,809	Entegris Inc.	163,139
2,484	First Solar Inc.*	154,182
267,218	Intel Corp.	12,668,805
4,745	KLA Corp.	701,786
4,394	Lam Research Corp.	924,981
19,228	Marvell Technology Group Ltd.	460,895
8,041	Maxim Integrated Products Inc.	438,556
79,680	Microchip Technology Inc.	6,878,774
32,478	Micron Technology Inc.*	1,470,279
1,547	MKS Instruments Inc.	121,115
1,199	Monolithic Power Systems Inc.	180,521
47,826	NVIDIA Corp.	8,011,333
11,784	ON Semiconductor Corp.*	209,755
3,632	Qorvo Inc.*	259,434
73,379	QUALCOMM Inc.	5,706,685
82,990	Skyworks Solutions Inc.	6,246,657
5,073	Teradyne Inc.	268,717

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 21.4% — (continued)

Semiconductors & Semiconductor Equipment — 5.2% — (continued)
46,749	Texas Instruments Inc.	$5,785,189
1,250	Universal Display Corp.	256,838
3,279	Versum Materials Inc.	170,508
7,458	Xilinx Inc.	776,080

	Total Semiconductors & Semiconductor Equipment	81,407,450

Software — 6.3%
1,658	2U Inc.*	29,645
39,453	Adobe Inc.*	11,224,773
1,361	Alteryx Inc., Class A Shares*	193,874
2,440	Anaplan Inc.*	132,565
2,452	ANSYS Inc.*	506,485
2,042	Aspen Technology Inc.*	271,994
3,087	Atlassian Corp. PLC, Class A Shares*	415,232
6,466	Autodesk Inc.*	923,474
1,278	Avalara Inc.*	107,787
8,159	Cadence Design Systems Inc.*	558,728
3,566	CDK Global Inc.	153,909
1,780	Ceridian HCM Holding Inc.*	102,831
3,680	Citrix Systems Inc.	342,166
1,793	Coupa Software Inc.*	249,101
4,560	DocuSign Inc., Class A Shares*	212,906
6,191	Dropbox Inc., Class A Shares*	110,819
1,103	Elastic NV*	96,943
840	Fair Isaac Corp.*	296,285
5,842	FireEye Inc.*	78,458
4,199	Fortinet Inc.*	332,477
2,416	Guidewire Software Inc.*	232,371
1,187	HubSpot Inc.*	237,020
7,310	Intuit Inc.	2,107,912
1,467	LogMeIn Inc.	98,054
1,906	Manhattan Associates Inc.*	157,493
270,431	Microsoft Corp.	37,281,618
1,382	New Relic Inc.*	79,244
8,656	Nuance Communications Inc.*	145,507
41,921	Nutanix Inc., Class A Shares*	1,015,746
266,473	Oracle Corp.	13,872,584
333	Pagerduty Inc.*(a)	13,077
12,553	Palo Alto Networks Inc.*	2,556,042
1,458	Paycom Software Inc.*	364,675
931	Paylocity Holding Corp.*	101,684
1,128	Pegasystems Inc.	79,129
1,621	Pluralsight Inc., Class A Shares*	26,098
1,620	Proofpoint Inc.*	184,048
3,047	PTC Inc.*	199,487
2,167	RealPage Inc.*	137,973
2,069	RingCentral Inc., Class A Shares*	291,998
46,080	salesforce.com Inc.*	7,191,706
17,887	ServiceNow Inc.*	4,683,532
2,552	Smartsheet Inc., Class A Shares*	124,027
760	SolarWinds Corp.*	12,935
41,607	Splunk Inc.*	4,652,495
6,447	SS&C Technologies Holdings Inc.	300,495
17,563	Symantec Corp.	408,340
4,371	Synopsys Inc.*	619,852

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 21.4% — (continued)

Software — 6.3% — (continued)
3,416	Teradata Corp.*	$105,452
1,111	Trade Desk Inc. (The), Class A Shares*	273,050
1,117	Tyler Technologies Inc.*	286,555
12,018	VMware Inc., Class A Shares	1,699,826
4,681	Workday Inc., Class A Shares*	829,848
3,165	Zendesk Inc.*	253,833
1,844	Zscaler Inc.*	126,757

	Total Software	97,090,915

Technology Hardware, Storage & Peripherals — 2.4%
149,342	Apple Inc.	31,173,649
4,488	Dell Technologies Inc., Class C Shares*	231,267
40,251	Hewlett Packard Enterprise Co.	556,269
45,201	HP Inc.	826,726
3,550	NCR Corp.*	111,860
7,326	NetApp Inc.	352,088
6,763	Pure Storage Inc., Class A Shares*	110,102
72,775	Western Digital Corp.	4,167,824
5,458	Xerox Holdings Corp.	158,227

	Total Technology Hardware, Storage & Peripherals	37,688,012

	TOTAL INFORMATION TECHNOLOGY	332,554,039

MATERIALS — 3.3%

Chemicals — 2.1%
6,461	Air Products & Chemicals Inc.	1,459,669
3,084	Albemarle Corp.(a)	190,375
1,827	Ashland Global Holdings Inc.	133,810
6,037	Axalta Coating Systems Ltd.*	174,349
1,691	Cabot Corp.	67,640
50,552	Celanese Corp., Class A Shares	5,731,080
6,474	CF Industries Holdings Inc.	311,982
4,838	Chemours Co. (The)	68,554
22,014	Corteva Inc.	645,450
21,989	Dow Inc.	937,391
121,593	DuPont de Nemours Inc.	8,259,813
4,059	Eastman Chemical Co.	265,337
20,733	Ecolab Inc.	4,277,425
6,679	Element Solutions Inc.*	62,315
3,892	FMC Corp.	335,996
6,701	Huntsman Corp.	133,484
3,152	International Flavors & Fragrances Inc.	345,932
27,660	Linde PLC	5,225,251
8,621	LyondellBasell Industries NV, Class A Shares	667,093
10,423	Mosaic Co. (The)	191,679
203	NewMarket Corp.	96,374
4,873	Olin Corp.	82,744
6,923	PPG Industries Inc.	766,999
3,822	RPM International Inc.	258,635
1,020	Scotts Miracle-Gro Co. (The)	108,446
2,434	Sherwin-Williams Co. (The)	1,282,110
5,523	Valvoline Inc.	124,820
1,035	Westlake Chemical Corp.	60,641
1,692	WR Grace & Co.	114,565

	Total Chemicals	32,379,959

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 3.3% — (continued)

Construction Materials — 0.6%
1,336	Eagle Materials Inc.	$112,478
1,831	Martin Marietta Materials Inc.	464,653
59,603	Vulcan Materials Co.	8,418,923

	Total Construction Materials	8,996,054

Containers & Packaging — 0.4%
1,870	AptarGroup Inc.	228,551
2,470	Avery Dennison Corp.	285,458
9,693	Ball Corp.	779,414
3,850	Berry Global Group Inc.*	150,689
48,734	Crown Holdings Inc.*	3,208,647
8,709	Graphic Packaging Holding Co.	120,271
11,653	International Paper Co.	455,632
56,938	Owens-Illinois Inc.	579,059
2,656	Packaging Corp. of America	267,141
4,602	Sealed Air Corp.	183,252
2,343	Silgan Holdings Inc.	69,728
2,921	Sonoco Products Co.	167,081
7,462	WestRock Co.	255,051

	Total Containers & Packaging	6,749,974

Metals & Mining — 0.2%
5,502	Alcoa Corp.*	98,651
42,498	Freeport-McMoRan Inc.	390,557
23,992	Newmont Goldcorp Corp.	957,041
8,940	Nucor Corp.	437,881
1,887	Reliance Steel & Aluminum Co.	183,473
1,914	Royal Gold Inc.	255,289
2,499	Southern Copper Corp.	78,969
6,108	Steel Dynamics Inc.	164,916
5,189	United States Steel Corp.(a)	57,442

	Total Metals & Mining	2,624,219

Paper & Forest Products — 0.0%
1,892	Domtar Corp.	62,341

	TOTAL MATERIALS	50,812,547

REAL ESTATE — 2.7%

Equity Real Estate Investment Trusts (REITs) — 2.7%
3,273	Alexandria Real Estate Equities Inc.	490,426
4,006	American Campus Communities Inc.	186,199
7,534	American Homes 4 Rent, Class A Shares	192,720
12,901	American Tower Corp.	2,969,681
5,700	Americold Realty Trust	207,594
4,377	Apartment Investment & Management Co., Class A Shares	223,227
6,154	Apple Hospitality REIT Inc.	98,033
4,071	AvalonBay Communities Inc.	865,332
4,535	Boston Properties Inc.	582,385
5,324	Brandywine Realty Trust	76,399
8,712	Brixmor Property Group Inc.	160,562
2,789	Brookfield Property REIT Inc., Class A Shares	52,489
2,732	Camden Property Trust	295,739
14,147	Colony Capital Inc.	63,661
3,586	Columbia Property Trust Inc.	76,704
1,103	CoreSite Realty Corp.	128,146

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 2.7% — (continued)

Equity Real Estate Investment Trusts (REITs) — 2.7% — (continued)
2,886	Corporate Office Properties Trust	$83,376
4,186	Cousins Properties Inc.	145,254
12,175	Crown Castle International Corp.	1,767,445
5,631	CubeSmart	202,097
3,313	CyrusOne Inc.	243,373
6,095	Digital Realty Trust Inc.	753,525
4,678	Douglas Emmett Inc.	197,412
10,304	Duke Realty Corp.	342,814
4,296	Empire State Realty Trust Inc., Class A Shares	60,402
2,164	EPR Properties	169,333
6,840	Equinix Inc.	3,804,955
3,561	Equity Commonwealth	119,863
2,540	Equity LifeStyle Properties Inc.	342,189
105,431	Equity Residential	8,936,331
1,919	Essex Property Trust Inc.	616,498
3,624	Extra Space Storage Inc.	441,838
2,201	Federal Realty Investment Trust	284,391
5,930	Gaming and Leisure Properties Inc.	231,982
14,037	HCP Inc.	487,224
6,097	Healthcare Trust of America Inc., Class A Shares	172,911
3,080	Highwoods Properties Inc.	133,087
4,714	Hospitality Properties Trust	113,796
21,756	Host Hotels & Resorts Inc.	348,966
4,496	Hudson Pacific Properties Inc.	152,864
12,512	Invitation Homes Inc.	359,845
8,354	Iron Mountain Inc.	266,075
3,581	JBG SMITH Properties	137,009
2,901	Kilroy Realty Corp.	225,872
11,953	Kimco Realty Corp.	219,696
2,524	Lamar Advertising Co., Class A Shares	193,465
4,330	Liberty Property Trust	225,680
1,390	Life Storage Inc.	147,284
4,219	Macerich Co. (The)	120,368
11,192	Medical Properties Trust Inc.	208,059
3,364	Mid-America Apartment Communities Inc.	426,151
4,804	National Retail Properties Inc.	269,745
6,370	Omega Healthcare Investors Inc.	259,132
4,199	Outfront Media Inc.	115,388
6,198	Paramount Group Inc.	81,690
5,896	Park Hotels & Resorts Inc.	138,851
18,430	Prologis Inc.	1,541,117
4,344	Public Storage	1,150,031
3,908	Rayonier Inc.	104,734
9,237	Realty Income Corp.	681,783
4,925	Regency Centers Corp.	317,712
6,518	Retail Properties of America Inc., Class A Shares	74,044
3,290	SBA Communications Corp., Class A Shares	863,395
9,021	Simon Property Group Inc.	1,343,588
4,094	SITE Centers Corp.	56,743
2,498	SL Green Realty Corp.	200,389
2,596	Spirit Realty Capital Inc.	124,452
6,134	STORE Capital Corp.	231,620
2,502	Sun Communities Inc.	369,796
1,712	Taubman Centers Inc.	66,854

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 2.7% — (continued)

Equity Real Estate Investment Trusts (REITs) — 2.7% — (continued)
8,188	UDR Inc.	$394,498
10,507	Ventas Inc.	771,109
28,555	VEREIT Inc.	278,411
12,160	VICI Properties Inc.	269,466
5,005	Vornado Realty Trust	302,652
3,622	Weingarten Realty Investors	95,947
11,890	Welltower Inc.	1,064,868
21,848	Weyerhaeuser Co.	574,821
4,956	WP Carey Inc.	445,049

	Total Equity Real Estate Investment Trusts (REITs)	41,538,612

Real Estate Management & Development — 0.0%
9,816	CBRE Group Inc., Class A Shares*	513,082
1,168	Howard Hughes Corp. (The)*	147,484
1,355	Jones Lang LaSalle Inc.	181,638

	Total Real Estate Management & Development	842,204

	TOTAL REAL ESTATE	42,380,816

UTILITIES — 2.2%

Electric Utilities — 1.5%
6,961	Alliant Energy Corp.	365,104
14,506	American Electric Power Co., Inc.	1,322,222
1,700	Avangrid Inc.	85,918
21,391	Duke Energy Corp.	1,983,801
121,650	Edison International	8,791,646
5,570	Entergy Corp.	628,519
7,150	Evergy Inc.	464,750
9,324	Eversource Energy	747,132
28,475	Exelon Corp.	1,345,728
15,586	FirstEnergy Corp.	716,956
3,142	Hawaiian Electric Industries Inc.	139,505
1,411	IDACORP Inc.	154,942
14,054	NextEra Energy Inc.	3,078,950
5,857	OGE Energy Corp.	251,090
15,677	PG&E Corp.*	163,825
3,288	Pinnacle West Capital Corp.	313,379
21,201	PPL Corp.	626,490
30,555	Southern Co. (The)	1,780,134
15,100	Xcel Energy Inc.	969,722

	Total Electric Utilities	23,929,813

Gas Utilities — 0.0%
3,392	Atmos Energy Corp.	373,900
2,397	National Fuel Gas Co.	112,036
5,094	UGI Corp.	247,925

	Total Gas Utilities	733,861

Independent Power & Renewable Electricity Producers — 0.1%
19,455	AES Corp.	298,245
7,892	NRG Energy Inc.	287,269
12,194	Vistra Energy Corp.	304,240

	Total Independent Power & Renewable Electricity Producers	889,754

Multi-Utilities — 0.5%
7,184	Ameren Corp.	554,246

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units		Security	Value

UTILITIES — 2.2% — (continued)

Multi-Utilities — 0.5% — (continued)
14,731		CenterPoint Energy Inc.	$407,901
8,300		CMS Energy Corp.	523,315
9,617		Consolidated Edison Inc.	854,951
23,531		Dominion Energy Inc.	1,826,712
5,358		DTE Energy Co.	694,718
5,807		MDU Resources Group Inc.	156,150
11,000		NiSource Inc.	325,050
14,810		Public Service Enterprise Group Inc.	895,561
8,058		Sempra Energy	1,141,255
9,256		WEC Energy Group Inc.	886,447

		Total Multi-Utilities	8,266,306

Water Utilities — 0.1%
5,298		American Water Works Co., Inc.	674,541
6,328		Aqua America Inc.	280,267

		Total Water Utilities	954,808

		TOTAL UTILITIES	34,774,542

		TOTAL COMMON STOCKS (Cost — $981,106,946)	1,479,039,974

CLOSED END MUTUAL FUND SECURITY — 2.4%

FINANCIALS — 2.4%

Capital Markets — 2.4%
675,204		iShares® Core S&P U.S. Value, Common Class Shares(a) (Cost — $38,378,528)	37,804,672

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,019,485,474)	1,516,844,646

Face Amount†

SHORT-TERM INVESTMENTS (c) — 2.3%

MONEY MARKET FUND — 0.6%
$10,273,681		Invesco STIT — Government & Agency Portfolio, 1.998%, Institutional Class(d) (Cost — $10,273,681)	10,273,681

TIME DEPOSITS — 1.7%
2,290,580		ANZ National Bank — London, 1.490% due 9/3/19	2,290,580
5,802,561		Banco Santander SA — Frankfurt, 1.490% due 9/3/19	5,802,561
14,290,506		Barclays Bank PLC — London, 1.490% due 9/3/19	14,290,506
17,069	CAD	BBH — Grand Cayman, 0.870% due 9/3/19	12,822
3,629,640		JPMorgan Chase & Co. — New York, 1.490% due 9/3/19	3,629,640

		TOTAL TIME DEPOSITS (Cost — $26,026,109)	26,026,109

		TOTAL SHORT-TERM INVESTMENTS (Cost — $36,299,790)	36,299,790

		TOTAL INVESTMENTS — 99.9% (Cost — $1,055,785,264)	1,553,144,436

		Other Assets in Excess of Liabilities — 0.1%	778,718

		TOTAL NET ASSETS — 100.0%	$1,553,923,154

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Affiliated security (See Note 2). As of August 31, 2019, total cost and total market value of affiliated securities amounted to $858,128 and $1,473,725, respectively.
(c)	Inclusive of all short-term holdings, including investment of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.7%.
(d)	Represents investments of collateral received from securities lending transactions.

At August 31, 2019, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Large Cap Equity Fund	$1,066,480,832	$563,928,998	$(77,264,711)	$486,664,287

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	21.6%
Health Care	15.4
Financials	14.0
Consumer Discretionary	10.3
Industrials	8.9
Communication Services	8.8
Consumer Staples	6.3
Energy	4.7
Materials	3.3
Real Estate	2.7
Utilities	2.3
Short-Term Investments	1.7

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2019, Large Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
S&P 500 E-mini Index September Futures	63	9/19	$9,198,813	$9,212,963	$14,150
S&P MidCap 400 E-mini Index September Futures	4	9/19	766,027	752,560	(13,467)

					$683

At August 31, 2019, Large Cap Equity Fund had deposited cash of $430,984 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 95.7%

COMMUNICATION SERVICES — 1.9%

Diversified Telecommunication Services — 0.3%
400	Anterix Inc.*	$15,500
463	ATN International Inc.	26,308
664	Bandwidth Inc., Class A Shares*	57,894
1,779	Cincinnati Bell Inc.*	9,660
1,743	Cogent Communications Holdings Inc.	106,131
2,863	Consolidated Communications Holdings Inc.	11,538
3,297	Frontier Communications Corp.*	2,639
4,024	GCI Liberty Inc., Class A Shares*	250,454
693	IDT Corp., Class B Shares*	6,112
2,769	Intelsat SA*	57,263
4,097	Iridium Communications Inc.*	99,065
695	Ooma Inc.*	8,688
3,059	ORBCOMM Inc.*	14,102
4,484	Pareteum Corp.*	9,596
9,241	Vonage Holdings Corp.*	122,166
9,276	Zayo Group Holdings Inc.*	312,230

	Total Diversified Telecommunication Services	1,109,346

Entertainment — 0.7%
2,111	AMC Entertainment Holdings Inc., Class A Shares(a)	23,453
4,395	Cinemark Holdings Inc.	167,713
1,517	Eros International PLC*	2,564
379	Gaia Inc., Class A Shares*(a)	2,528
4,971	Glu Mobile Inc.*	22,071
2,094	IMAX Corp.*	43,807
367	Liberty Media Corp-Liberty Braves, Class A Shares*	10,082
1,479	Liberty Media Corp-Liberty Braves, Class C Shares*	40,613
1,049	Liberty Media Corp-Liberty Formula One, Class A Shares*	41,530
8,103	Liberty Media Corp-Liberty Formula One, Class C Shares*	338,219
1,936	Lions Gate Entertainment Corp., Class A Shares	17,482
4,396	Lions Gate Entertainment Corp., Class B Shares	36,663
1,068	LiveXLive Media Inc.*(a)	2,371
3,222	Madison Square Garden Co. (The), Class A Shares*	813,007
931	Marcus Corp. (The)	31,244
609	Reading International Inc., Class A Shares*	7,552
869	Rosetta Stone Inc.*	15,859
9,063	World Wrestling Entertainment Inc., Class A Shares	647,370
110,052	Zynga Inc., Class A Shares*	628,397

	Total Entertainment	2,892,525

Interactive Media & Services — 0.2%
735	Care.com Inc.*	7,269
3,064	Cargurus Inc., Class A Shares*	99,948
2,700	Cars.com Inc.*	24,057
2,121	DHI Group Inc.*	7,699
1,512	Eventbrite Inc., Class A Shares*	26,430
350	EverQuote Inc., Class A Shares*	7,836
3,004	Liberty TripAdvisor Holdings Inc., Class A Shares*	26,255
2,635	Meet Group Inc. (The)*	9,091
1,869	QuinStreet Inc.*	21,400
118	Travelzoo*	1,401
4,329	TripAdvisor Inc.*	164,459
4,328	TrueCar Inc.*	17,139
3,075	Yelp Inc., Class A Shares*	103,043

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 1.9% — (continued)

Interactive Media & Services — 0.2% — (continued)
2,364	Zillow Group Inc., Class A Shares*	$80,778
5,022	Zillow Group Inc., Class C Shares*(a)	172,907

	Total Interactive Media & Services	769,712

Media — 0.7%
1,804	AMC Networks Inc., Class A Shares*	87,494
421	Boston Omaha Corp., Class A Shares*	8,622
179	Cable One Inc.	232,274
562	Cardlytics Inc.*	21,114
299	cbdMD Inc.*	1,226
3,403	Central European Media Enterprises Ltd., Class A Shares*	15,790
1,440	Clear Channel Outdoor Holdings Inc., Class A Shares*	3,744
2,045	comScore Inc.*	3,804
17,800	Criteo SA, ADR*	345,676
587	Cumulus Media Inc., Class A Shares*	7,983
40	Daily Journal Corp.*(a)	8,019
930	Emerald Expositions Events Inc.	8,891
5,132	Entercom Communications Corp., Class A Shares	18,270
2,331	Entravision Communications Corp., Class A Shares	7,133
2,268	EW Scripps Co. (The), Class A Shares	28,033
2,051	Fluent Inc.*	6,112
4,399	Gannett Co., Inc.	46,277
3,769	Gray Television Inc.*	57,666
634	Hemisphere Media Group Inc., Class A Shares*	7,526
15,876	Interpublic Group of Cos., Inc. (The)	315,615
6,526	John Wiley & Sons Inc., Class A Shares	290,407
2,251	Lee Enterprises Inc.*	4,007
1,808	Liberty Latin America Ltd., Class A Shares*	29,687
4,694	Liberty Latin America Ltd., Class C Shares*	77,404
526	Loral Space & Communications Inc.*	19,457
1,455	Marchex Inc., Class B Shares*	4,947
2,388	MDC Partners Inc., Class A Shares*	5,612
1,642	Meredith Corp.	71,887
14,836	MSG Networks Inc., Class A Shares*	243,310
2,565	National CineMedia Inc.	21,033
2,428	New Media Investment Group Inc.(a)	21,318
6,652	New York Times Co. (The), Class A Shares	194,238
15,756	News Corp., Class A Shares	216,645
4,959	News Corp., Class B Shares	70,219
1,837	Nexstar Media Group Inc., Class A Shares	181,661
152	Saga Communications Inc., Class A Shares	4,338
1,131	Scholastic Corp.	39,664
2,457	Sinclair Broadcast Group Inc., Class A Shares	109,509
912	TechTarget Inc.*	21,651
8,851	TEGNA Inc.	126,658
3,604	Tribune Media Co., Class A Shares	167,874
653	Tribune Publishing Co.	4,995
1,084	WideOpenWest Inc.*	6,092

	Total Media	3,163,882

Wireless Telecommunication Services — 0.0%
1,804	Boingo Wireless Inc.*	23,217
2,063	Gogo Inc.*(a)	8,293
1,991	Shenandoah Telecommunications Co.	62,796
703	Spok Holdings Inc.	8,260

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

COMMUNICATION SERVICES — 1.9% — (continued)

Wireless Telecommunication Services — 0.0% — (continued)
4,100	Telephone & Data Systems Inc.	$103,320
637	United States Cellular Corp.*	22,926

	Total Wireless Telecommunication Services	228,812

	TOTAL COMMUNICATION SERVICES	8,164,277

CONSUMER DISCRETIONARY — 7.7%

Auto Components — 0.3%
3,552	Adient PLC	71,644
4,620	American Axle & Manufacturing Holdings Inc.*	29,291
8,470	BorgWarner Inc.	276,376
2,080	Cooper Tire & Rubber Co.	48,859
696	Cooper-Standard Holdings Inc.*	26,058
5,971	Dana Inc.	76,011
1,112	Dorman Products Inc.*	79,041
1,527	Fox Factory Holding Corp.*	110,005
10,531	Gentex Corp.	280,125
1,346	Gentherm Inc.*	49,398
9,686	Goodyear Tire & Rubber Co. (The)	111,098
1,012	LCI Industries	85,767
2,131	Modine Manufacturing Co.*	21,757
780	Motorcar Parts of America Inc.*	11,333
841	Standard Motor Products Inc.	37,265
1,142	Stoneridge Inc.*	35,071
2,065	Tenneco Inc., Class A Shares	18,007
816	Tower International Inc.	25,239
1,133	Visteon Corp.*	78,143

	Total Auto Components	1,470,488

Automobiles — 0.1%
6,494	Harley-Davidson Inc.	207,159
1	Tesla Inc.*	226
2,208	Thor Industries Inc.	101,369
1,315	Winnebago Industries Inc.	42,106

	Total Automobiles	350,860

Distributors — 0.1%
1,874	Core-Mark Holding Co., Inc.	60,699
701	Funko Inc., Class A Shares*(a)	16,817
421	Greenlane Holdings Inc., Class A Shares*(a)	2,610
1,583	Pool Corp.	310,869
241	Weyco Group Inc.	5,912

	Total Distributors	396,907

Diversified Consumer Services — 0.9%
2,339	Adtalem Global Education Inc.*	99,922
654	American Public Education Inc.*	15,846
5,841	Bright Horizons Family Solutions Inc.*	964,057
2,852	Career Education Corp.*	58,495
686	Carriage Services Inc., Class A Shares	14,591
4,733	Chegg Inc.*	187,616
334	Collectors Universe Inc.	8,657
3,485	frontdoor Inc.*	178,920
172	Graham Holdings Co., Class B Shares	121,098
1,949	Grand Canyon Education Inc.*	244,794
8,364	H&R Block Inc.	202,576

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.7% — (continued)

Diversified Consumer Services — 0.9% — (continued)
4,488	Houghton Mifflin Harcourt Co.*	$26,704
1,596	K12 Inc.*	42,055
3,948	Laureate Education Inc., Class A Shares*	72,248
1,866	OneSpaWorld Holdings Ltd.*	29,296
1,186	Regis Corp.*	19,178
886	Select Interior Concepts Inc., Class A Shares*	10,995
7,275	Service Corp. International	336,833
5,598	ServiceMaster Global Holdings Inc.*	319,310
1,286	Sotheby’s*	74,267
4,669	Strategic Education Inc.	790,135
1,932	Weight Watchers International Inc.*	57,941

	Total Diversified Consumer Services	3,875,534

Hotels, Restaurants & Leisure — 1.6%
10,071	Aramark	411,501
2,447	BBX Capital Corp., Class A Shares	10,155
43	Biglari Holdings Inc., Class B Shares*	3,772
817	BJ’s Restaurants Inc.	29,771
3,821	Bloomin’ Brands Inc.	68,931
271	Bluegreen Vacations Corp.	2,564
3,342	Boyd Gaming Corp.	80,342
1,559	Brinker International Inc.	59,242
23,350	Caesars Entertainment Corp.*	268,759
1,274	Carrols Restaurant Group Inc.*	9,300
1,025	Century Casinos Inc.*	7,872
1,776	Cheesecake Factory Inc. (The)	67,470
1,375	Choice Hotels International Inc.	125,097
1,431	Churchill Downs Inc.	176,385
618	Chuy’s Holdings Inc.*	15,679
790	Cracker Barrel Old Country Store Inc.	130,666
1,499	Dave & Buster’s Entertainment Inc.	64,532
1,362	Del Frisco’s Restaurant Group Inc.*	10,855
1,108	Del Taco Restaurants Inc.*	12,387
2,380	Denny’s Corp.*	56,144
690	Dine Brands Global Inc.	48,680
1,683	Domino’s Pizza Inc.	381,772
2,117	Drive Shack Inc.*	9,971
3,401	Dunkin’ Brands Group Inc.	280,378
740	El Pollo Loco Holdings Inc.*	7,555
17,894	Eldorado Resorts Inc.*	689,098
163	Empire Resorts Inc.*(a)	1,578
2,852	Everi Holdings Inc.*	25,497
7,862	Extended Stay America Inc.	110,461
893	Fiesta Restaurant Group Inc.*	7,716
660	Golden Entertainment Inc.*	9,359
705	Habit Restaurants Inc. (The), Class A Shares*	6,176
3,755	Hilton Grand Vacations Inc.*	126,806
1,552	Hyatt Hotels Corp., Class A Shares	111,977
463	Inspired Entertainment Inc.*(a)	3,236
20,093	International Game Technology PLC	240,714
944	International Speedway Corp., Class A Shares	42,499
603	J Alexander’s Holdings Inc.*	7,115
1,039	Jack in the Box Inc.	88,647
892	Lindblad Expeditions Holdings Inc.*	16,645
1,801	Marriott Vacations Worldwide Corp.	177,561

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.7% — (continued)

Hotels, Restaurants & Leisure — 1.6% — (continued)
453	Monarch Casino & Resort Inc.*	$20,104
109	Nathan’s Famous Inc.	7,259
1,212	Noodles & Co., Class A Shares*	6,993
892	Papa John’s International Inc.	44,386
4,603	Penn National Gaming Inc.*	88,240
3,473	Planet Fitness Inc., Class A Shares*	245,229
1,121	PlayAGS Inc.*	10,919
807	Potbelly Corp.*	3,736
336	RCI Hospitality Holdings Inc.	5,981
1,230	Red Lion Hotels Corp.*	6,445
529	Red Robin Gourmet Burgers Inc.*	17,716
2,915	Red Rock Resorts Inc., Class A Shares	60,778
1,138	Ruth’s Hospitality Group Inc.	22,134
2,261	Scientific Games Corp., Class A Shares*	41,783
18,652	SeaWorld Entertainment Inc.*	541,095
1,148	Shake Shack Inc., Class A Shares*	113,836
3,269	Six Flags Entertainment Corp.	193,427
459	Speedway Motorsports Inc.	9,065
1,394	Target Hospitality Corp.*	8,503
2,796	Texas Roadhouse Inc., Class A Shares	143,882
873	Twin River Worldwide Holdings Inc.(a)	19,773
1,651	Vail Resorts Inc.	390,098
7,689	Wendy’s Co. (The)	169,158
1,210	Wingstop Inc.	121,206
3,792	Wyndham Destinations Inc.	168,137
3,924	Wyndham Hotels & Resorts Inc.	201,615

	Total Hotels, Restaurants & Leisure	6,666,363

Household Durables — 1.4%
339	Bassett Furniture Industries Inc.	4,129
1,023	Beazer Homes USA Inc.*	12,818
350	Cavco Industries Inc.*	64,215
1,036	Century Communities Inc.*	29,195
1,049	Ethan Allen Interiors Inc.	18,043
295	Flexsteel Industries Inc.	4,466
5,174	GoPro Inc., Class A Shares*	20,023
917	Green Brick Partners Inc.*	8,427
230	Hamilton Beach Brands Holding Co., Class A Shares	3,259
1,025	Helen of Troy Ltd.*	157,348
439	Hooker Furniture Corp.	7,841
937	Installed Building Products Inc.*	53,325
1,134	iRobot Corp.*	70,093
3,526	KB Home	99,045
1,797	La-Z-Boy Inc.	57,270
284	Legacy Housing Corp.*	4,195
5,406	Leggett & Platt Inc.	201,049
828	LGI Homes Inc.*	67,490
440	Lifetime Brands Inc.	3,397
232	Lovesac Co. (The)*	3,990
1,066	M/I Homes Inc.*	38,525
1,999	MDC Holdings Inc.	77,301
1,495	Meritage Homes Corp.*	97,683
37,604	Newell Brands Inc.	624,227
130	NVR Inc.*	467,870
10,594	PulteGroup Inc.	358,077

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.7% — (continued)

Household Durables — 1.4% — (continued)
3,365	Roku Inc., Class A Shares*	$509,327
2,079	Skyline Champion Corp.*	58,212
2,877	Sonos Inc.*	41,774
4,342	Taylor Morrison Home Corp., Class A Shares*	103,600
10,102	Tempur Sealy International Inc.*	779,066
5,536	Toll Brothers Inc.	200,348
14,236	TopBuild Corp.*	1,318,538
5,935	TRI Pointe Group Inc.*	83,090
1,972	Tupperware Brands Corp.	25,656
542	Universal Electronics Inc.*	24,471
1,267	William Lyon Homes, Class A Shares*	22,388
1,005	ZAGG Inc.*	6,442

	Total Household Durables	5,726,213

Internet & Direct Marketing Retail — 0.2%
954	1-800-Flowers.com Inc., Class A Shares*	14,043
317	Duluth Holdings Inc., Class B Shares*	2,913
4,901	Etsy Inc.*	258,724
18,720	Groupon Inc., Class A Shares*	46,426
3,744	GrubHub Inc.*(a)	222,169
409	Lands’ End Inc.*	3,170
584	Leaf Group Ltd.*	2,441
1,072	Liquidity Services Inc.*	8,115
1,108	Overstock.com Inc.*(a)	17,429
823	PetMed Express Inc.(a)	13,003
3,192	Quotient Technology Inc.*	23,429
16,227	Qurate Retail Inc., Class A Shares*	173,791
1,975	Rubicon Project Inc. (The)*	20,204
1,420	Shutterfly Inc.*	72,250
804	Shutterstock Inc.*	28,228
682	Stamps.com Inc.*	43,893
1,729	Stitch Fix Inc., Class A Shares*(a)	32,955
2,179	Waitr Holdings Inc.*(a)	3,770

	Total Internet & Direct Marketing Retail	986,953

Leisure Products — 0.2%
1,484	Acushnet Holdings Corp.	38,539
2,245	American Outdoor Brands Corp.*	13,492
3,561	Brunswick Corp.	165,943
3,871	Callaway Golf Co.	68,749
771	Clarus Corp.	8,489
544	Escalade Inc.	5,619
187	Johnson Outdoors Inc., Class A Shares	10,472
819	Malibu Boats Inc., Class A Shares*	22,785
338	Marine Products Corp.	5,114
766	MasterCraft Boat Holdings Inc.*	11,605
14,105	Mattel Inc.*(a)	138,229
2,367	Polaris Inc.	194,141
656	Sturm Ruger & Co., Inc.	26,903
2,586	Vista Outdoor Inc.*	14,456
1,275	YETI Holdings Inc.*(a)	36,019

	Total Leisure Products	760,555

Multiline Retail — 0.2%
1,687	Big Lots Inc.	38,379

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.7% — (continued)

Multiline Retail — 0.2% — (continued)
455	Dillard’s Inc., Class A Shares(a)	$26,627
11,493	JC Penney Co., Inc.*(a)	8,552
6,695	Kohl’s Corp.	316,406
12,727	Macy’s Inc.	187,850
4,442	Nordstrom Inc.(a)	128,685
2,162	Ollie’s Bargain Outlet Holdings Inc.*	119,883

	Total Multiline Retail	826,382

Specialty Retail — 2.0%
2,768	Aaron’s Inc.	177,457
2,783	Abercrombie & Fitch Co., Class A Shares	40,687
26,584	American Eagle Outfitters Inc.	447,143
268	America’s Car-Mart Inc.*	22,989
804	Asbury Automotive Group Inc.*	75,817
6,121	Ascena Retail Group Inc.*	1,524
1,759	At Home Group Inc.*	11,856
2,212	AutoNation Inc.*	104,982
1,375	Barnes & Noble Education Inc.*	5,363
5,077	Bed Bath & Beyond Inc.(a)	49,095
1,173	Boot Barn Holdings Inc.*	40,175
1,174	Buckle Inc. (The)	23,010
2,685	Burlington Stores Inc.*	543,686
1,638	Caleres Inc.	33,006
1,498	Camping World Holdings Inc., Class A Shares(a)	11,385
13,709	CarMax Inc.*	1,141,686
1,620	Carvana Co., Class A Shares*	131,479
835	Cato Corp. (The), Class A Shares	14,304
41,407	Chico’s FAS Inc.	129,190
5,121	Children’s Place Inc. (The)(a)	446,807
480	Citi Trends Inc.	8,069
814	Conn’s Inc.*	16,410
550	Container Store Group Inc. (The)*	2,464
22,265	Designer Brands Inc., Class A Shares	367,150
2,805	Dick’s Sporting Goods Inc.	95,482
31,186	Express Inc.*	66,114
7,906	Five Below Inc.*	971,410
2,724	Floor & Decor Holdings Inc., Class A Shares*	134,075
4,591	Foot Locker Inc.	166,148
3,928	GameStop Corp., Class A Shares(a)	15,594
723	Genesco Inc.*	25,797
2,827	GNC Holdings Inc., Class A Shares*(a)	5,541
719	Group 1 Automotive Inc.	53,724
2,336	Guess? Inc.	42,212
849	Haverty Furniture Cos., Inc.	16,258
705	Hibbett Sports Inc.*	11,661
1,765	Hudson Ltd., Class A Shares*	19,150
421	J. Jill Inc.	787
9,367	L Brands Inc.	154,649
902	Lithia Motors Inc., Class A Shares	118,225
1,030	Lumber Liquidators Holdings Inc.*(a)	9,692
970	MarineMax Inc.*	14,026
3,489	Michaels Cos., Inc. (The)*	19,783
12,695	Monro Inc.	986,655
1,245	Murphy USA Inc.*	111,303
2,843	National Vision Holdings Inc.*	80,627

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER DISCRETIONARY — 7.7% — (continued)

Specialty Retail — 2.0% — (continued)
145,788	Office Depot Inc.	$189,524
69,060	Party City Holdco Inc.*(a)	324,582
1,473	Penske Automotive Group Inc.	63,015
2,016	Rent-A-Center Inc.*	51,468
744	RH*	106,578
18,497	RTW RetailWinds Inc.*	18,682
5,015	Sally Beauty Holdings Inc.*	61,333
395	Shoe Carnival Inc.	12,142
2,105	Signet Jewelers Ltd.	25,765
1,209	Sleep Number Corp.*	50,585
1,015	Sonic Automotive Inc., Class A Shares	27,314
1,261	Sportsman’s Warehouse Holdings Inc.*	5,321
1,797	Tailored Brands Inc.(a)	9,740
1,600	Tile Shop Holdings Inc.	4,304
777	Tilly’s Inc., Class A Shares	8,322
3,075	Urban Outfitters Inc.*	71,986
3,219	Williams-Sonoma Inc.	211,810
88	Winmark Corp.	14,300
780	Zumiez Inc.*	20,264

	Total Specialty Retail	8,241,682

Textiles, Apparel & Luxury Goods — 0.7%
5,858	Capri Holdings Ltd.*	154,534
10,587	Carter’s Inc.	968,499
931	Centric Brands Inc.*	2,579
1,226	Columbia Sportswear Co.	114,986
2,579	Crocs Inc.*	57,512
481	Culp Inc.	6,753
1,194	Deckers Outdoor Corp.*	176,055
266	Delta Apparel Inc.*	5,969
1,985	Fossil Group Inc.*	25,408
1,876	G-III Apparel Group Ltd.*	38,477
14,785	Hanesbrands Inc.	201,963
1,843	Kontoor Brands Inc.*	63,104
703	Movado Group Inc.	15,128
706	Oxford Industries Inc.	49,265
2,141	Ralph Lauren Corp., Class A Shares	189,136
212	Rocky Brands Inc.	6,178
5,405	Skechers U.S.A. Inc., Class A Shares*	171,122
3,517	Steven Madden Ltd.	116,835
332	Superior Group of Cos., Inc.	4,708
507	Unifi Inc.*	9,755
769	Vera Bradley Inc.*	8,144
28,282	Wolverine World Wide Inc.	733,918

	Total Textiles, Apparel & Luxury Goods	3,120,028

	TOTAL CONSUMER DISCRETIONARY	32,421,965

CONSUMER STAPLES — 3.0%

Beverages — 0.2%
340	Boston Beer Co., Inc. (The), Class A Shares*	149,063
4,617	Brown-Forman Corp., Class B Shares	272,357
1,034	Celsius Holdings Inc.*	4,239
194	Coca-Cola Consolidated Inc.	65,302
473	Craft Brew Alliance Inc.*	4,754
522	MGP Ingredients Inc.	25,145

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 3.0% — (continued)

Beverages — 0.2% — (continued)
467	National Beverage Corp.(a)	$19,100
3,000	New Age Beverages Corp.*(a)	9,120
7,479	Pernod Ricard SA, ADR(a)	285,698
1,485	Primo Water Corp.*	18,161

	Total Beverages	852,939

Food & Staples Retailing — 0.4%
1,305	Andersons Inc. (The)	29,911
4,614	BJ’s Wholesale Club Holdings Inc.*	121,164
1,503	Casey’s General Stores Inc.	252,279
1,005	Chefs’ Warehouse Inc. (The)*	38,773
1,840	Grocery Outlet Holding Corp.*	74,428
309	HF Foods Group Inc.*	5,988
574	Ingles Markets Inc., Class A Shares	22,317
321	Natural Grocers by Vitamin Cottage Inc.*	3,030
4,209	Performance Food Group Co.*	196,939
913	PriceSmart Inc.	55,173
2,402	Rite Aid Corp.*(a)	15,517
1,330	SpartanNash Co.	14,324
4,922	Sprouts Farmers Market Inc.*	88,350
3,623	Sysco Corp.	269,298
1,879	United Natural Foods Inc.*	15,107
8,972	US Foods Holding Corp.*	362,917
361	Village Super Market Inc., Class A Shares	9,014
366	Weis Markets Inc.	13,992

	Total Food & Staples Retailing	1,588,521

Food Products — 1.8%
215	Alico Inc.	6,418
2,624	B&G Foods Inc.(a)	44,424
517	Beyond Meat Inc.*(a)	86,665
71	Bridgford Foods Corp.*	2,378
5,659	Bunge Ltd.	302,247
668	Calavo Growers Inc.	59,218
40,280	Cal-Maine Foods Inc.	1,632,951
6,759	Darling Ingredients Inc.*	125,718
3,413	Dean Foods Co.	3,447
410	Farmer Brothers Co.*	4,977
7,983	Flowers Foods Inc.	182,012
1,258	Fresh Del Monte Produce Inc.	32,758
1,281	Freshpet Inc.*	62,872
24,181	Hain Celestial Group Inc. (The)*	460,648
4,119	Hostess Brands Inc., Class A Shares*	57,748
2,746	Ingredion Inc.	212,184
620	J&J Snack Foods Corp.	119,697
339	John B Sanfilippo & Son Inc.	31,391
6,005	Lamb Weston Holdings Inc.	422,692
765	Lancaster Colony Corp.	111,614
1,096	Landec Corp.*	12,045
624	Limoneira Co.	11,332
2,216	Pilgrim’s Pride Corp.*	69,051
2,662	Post Holdings Inc.*	265,375
16,308	Sanderson Farms Inc.	2,440,003
11	Seaboard Corp.	45,432
217	Seneca Foods Corp., Class A Shares*	5,963

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

CONSUMER STAPLES — 3.0% — (continued)

Food Products — 1.8% — (continued)
2,906	Simply Good Foods Co. (The)*	$86,105
628	Tootsie Roll Industries Inc.	23,035
16,382	TreeHouse Foods Inc.*	829,748

	Total Food Products	7,750,148

Household Products — 0.3%
2,192	Central Garden & Pet Co., Class A Shares*	53,705
2,643	Energizer Holdings Inc.(a)	101,756
34,073	Henkel AG & Co. KGaA, ADR	785,553
209	Oil-Dri Corp. of America	6,429
1,467	Spectrum Brands Holdings Inc.	81,961
564	WD-40 Co.	102,817

	Total Household Products	1,132,221

Personal Products — 0.3%
2,244	Edgewell Personal Care Co.*	62,473
1,096	elf Beauty Inc.*	17,887
18,146	Herbalife Nutrition Ltd.*	624,767
731	Inter Parfums Inc.	46,996
585	Lifevantage Corp.*	7,114
459	Medifast Inc.	45,882
462	Nature’s Sunshine Products Inc.*	4,347
9,694	Nu Skin Enterprises Inc., Class A Shares	393,770
325	Revlon Inc., Class A Shares*(a)	5,372
558	USANA Health Sciences Inc.*	37,927
305	Youngevity International Inc.*(a)	1,305

	Total Personal Products	1,247,840

Tobacco — 0.0%
3,975	22nd Century Group Inc.*(a)	7,791
288	Pyxus International Inc.*	3,850
322	Turning Point Brands Inc.	11,544
1,019	Universal Corp.	51,011
4,288	Vector Group Ltd.	50,084

	Total Tobacco	124,280

	TOTAL CONSUMER STAPLES	12,695,949

ENERGY — 1.9%

Energy Equipment & Services — 0.7%
3,209	Apergy Corp.*	83,370
5,309	Archrock Inc.	51,550
2,727	C&J Energy Services Inc.*	26,070
1,938	Cactus Inc., Class A Shares*	49,361
1,150	Covia Holdings Corp.*(a)	1,725
2,878	Diamond Offshore Drilling Inc.*	18,678
598	DMC Global Inc.	25,971
7,493	Dril-Quip Inc.*	343,554
852	Era Group Inc.*	8,077
1,217	Exterran Corp.*	12,839
40,641	Forum Energy Technologies Inc.*	57,304
4,424	Frank’s International NV*	19,244
1,479	FTS International Inc.*	3,712
547	Geospace Technologies Corp.*	6,695
5,899	Helix Energy Solutions Group Inc.*	42,709
4,354	Helmerich & Payne Inc.	163,667

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.9% — (continued)

Energy Equipment & Services — 0.7% — (continued)
1,645	Independence Contract Drilling Inc.*	$1,727
8,500	ION Geophysical Corp.*	65,620
39,698	Keane Group Inc.*	210,399
797	KLX Energy Services Holdings Inc.*	7,994
1,737	Liberty Oilfield Services Inc., Class A Shares	18,708
496	Mammoth Energy Services Inc.	1,805
1,065	Matrix Service Co.*	21,162
39,587	McDermott International Inc.*(a)	186,851
14,544	Nabors Industries Ltd.	24,434
984	National Energy Services Reunited Corp.*	7,537
415	Natural Gas Services Group Inc.*	4,474
258	NCS Multistage Holdings Inc.*	557
3,726	Newpark Resources Inc.*	24,629
648	Nine Energy Service Inc.*	3,551
9,245	Noble Corp. PLC*	14,792
20,023	Oceaneering International Inc.*	259,498
16,643	Oil States International Inc.*	229,507
1,234	Pacific Drilling SA*	7,503
383	Parker Drilling Co.*	6,549
25,548	Patterson-UTI Energy Inc.	220,990
3,297	ProPetro Holding Corp.*	35,113
429	RigNet Inc.*	3,363
36,896	RPC Inc.(a)	195,918
690	SEACOR Holdings Inc.*	32,409
894	SEACOR Marine Holdings Inc.*	11,649
2,430	Seadrill Ltd.*(a)	5,711
2,438	Select Energy Services Inc., Class A Shares*	19,894
1,101	Smart Sand Inc.*	2,609
1,342	Solaris Oilfield Infrastructure Inc., Class A Shares	18,453
51,244	Superior Energy Services Inc.*	17,157
52,751	TETRA Technologies Inc.*	87,567
1,554	Tidewater Inc.*	24,491
24,031	Transocean Ltd.*	109,341
3,056	US Silica Holdings Inc.(a)	31,080
818	US Well Services Inc.*	2,454

	Total Energy Equipment & Services	2,830,022

Oil, Gas & Consumable Fuels — 1.2%
6,058	Abraxas Petroleum Corp.*	3,162
2,107	Altus Midstream Co., Class A Shares*	4,867
530	Amplify Energy Corp.*	3,159
9,385	Antero Midstream Corp.(a)	66,727
11,002	Antero Resources Corp.*	34,876
674	Arch Coal Inc., Class A Shares	51,601
1,299	Ardmore Shipping Corp.*	8,106
2,630	Berry Petroleum Corp.	21,014
704	Bonanza Creek Energy Inc.*	15,882
668	Brigham Minerals Inc., Class A Shares	13,353
1,997	California Resources Corp.*(a)	19,551
9,507	Callon Petroleum Co.*	39,074
3,781	Carrizo Oil & Gas Inc.*	31,344
7,634	Centennial Resource Development Inc., Class A Shares*	36,796
1,290	Chaparral Energy Inc., Class A Shares*	1,716
54,167	Chesapeake Energy Corp.*(a)	78,000
4,070	Cimarex Energy Co.	174,115

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.9% — (continued)

Oil, Gas & Consumable Fuels — 1.2% — (continued)
5,163	Clean Energy Fuels Corp.*	$10,274
8,096	CNX Resources Corp.*	64,525
715	Comstock Resources Inc.*(a)	4,090
1,079	CONSOL Energy Inc.*	18,084
787	Contura Energy Inc.*	22,666
1,220	CVR Energy Inc.	48,532
3,145	Delek US Holdings Inc.	102,999
19,695	Denbury Resources Inc.*	21,271
3,544	DHT Holdings Inc.	19,917
921	Diamond S Shipping Inc.*	10,039
1,083	Dorian LPG Ltd.*	11,252
660	Earthstone Energy Inc., Class A Shares*	2,270
3,416	Energy Fuels Inc.*(a)	6,251
10,386	EQT Corp.	105,626
8,459	Equitrans Midstream Corp.	114,112
969	Evolution Petroleum Corp.	5,736
4,151	Extraction Oil & Gas Inc.*(a)	16,729
1,579	Falcon Minerals Corp.	9,253
1,789	GasLog Ltd.	22,005
3,926	Golar LNG Ltd.	45,973
224	Goodrich Petroleum Corp.*	2,372
1,752	Green Plains Inc.	14,384
6,752	Gulfport Energy Corp.*	16,205
658	Hallador Energy Co.	2,612
4,080	HighPoint Resources Corp.*	4,774
6,485	HollyFrontier Corp.	287,675
1,043	International Seaways Inc.*	17,960
19	Isramco Inc.*	2,286
2,866	Jagged Peak Energy Inc.*	19,775
15,026	Kosmos Energy Ltd.	94,964
7,540	Laredo Petroleum Inc.*	18,699
4,160	Magnolia Oil & Gas Corp., Class A Shares*(a)	42,474
4,589	Matador Resources Co.*	71,818
917	Montage Resources Corp.*	2,733
6,711	Murphy Oil Corp.	122,342
175	NACCO Industries Inc., Class A Shares	8,711
636	NextDecade Corp.*	3,568
16,929	Noble Energy Inc.	382,257
5,132	Nordic American Tankers Ltd.(a)	9,135
11,553	Northern Oil and Gas Inc.*	21,257
13,172	Oasis Petroleum Inc.*	41,097
1,628	Overseas Shipholding Group Inc., Class A Shares*	2,654
616	Panhandle Oil and Gas Inc., Class A Shares	7,041
1,457	Par Pacific Holdings Inc.*	31,675
10,999	Parsley Energy Inc., Class A Shares*	196,992
21,602	PBF Energy Inc., Class A Shares	511,967
2,745	PDC Energy Inc.*	87,428
2,838	Peabody Energy Corp.	52,304
589	Penn Virginia Corp.*	16,786
28	PrimeEnergy Resources Corp.*	3,150
60,453	QEP Resources Inc.	215,213
38,969	Range Resources Corp.(a)	138,730
1,577	Renewable Energy Group Inc.*	19,192
246	REX American Resources Corp.*	16,895

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

ENERGY — 1.9% — (continued)

Oil, Gas & Consumable Fuels — 1.2% — (continued)
2,143	Ring Energy Inc.*	$3,129
2,342	Roan Resources Inc.*(a)	2,646
1,143	SandRidge Energy Inc.*	5,349
1,786	Scorpio Tankers Inc.	46,954
3,391	SemGroup Corp., Class A Shares	29,976
3,354	Ship Finance International Ltd.	47,191
220	SilverBow Resources Inc.*	1,910
4,645	SM Energy Co.	44,035
22,660	Southwestern Energy Co.*	35,803
10,161	SRC Energy Inc.*	51,008
885	Talos Energy Inc.*	16,850
9,363	Targa Resources Corp.	338,192
2,597	Teekay Corp.(a)	9,531
7,025	Teekay Tankers Ltd., Class A Shares*	7,798
3,910	Tellurian Inc.*(a)	25,532
2,096	Unit Corp.*	6,351
5,949	Uranium Energy Corp.*	5,574
3,477	W&T Offshore Inc.*	15,229
3,776	Whiting Petroleum Corp.*	25,035
2,687	World Fuel Services Corp.	103,181
72,352	WPX Energy Inc.*	778,508

	Total Oil, Gas & Consumable Fuels	5,351,854

	TOTAL ENERGY	8,181,876

FINANCIALS — 15.1%

Banks — 5.6%
350	1st Constitution Bancorp	6,093
591	1st Source Corp.	26,223
284	ACNB Corp.	9,565
848	Allegiance Bancshares Inc.*	27,484
634	Amalgamated Bank, Class A Shares	10,176
800	Amerant Bancorp Inc., Class A Shares*	13,248
449	American National Bankshares Inc.	15,356
2,717	Ameris Bancorp	95,611
319	Ames National Corp.	8,444
560	Arrow Financial Corp.	18,010
6,712	Associated Banc-Corp.	129,139
987	Atlantic Capital Bancshares Inc.*	16,088
3,333	Atlantic Union Bankshares Corp.	120,355
1,928	Banc of California Inc.	28,091
801	BancFirst Corp.	43,070
2,088	Bancorp Inc. (The)*	19,063
3,895	BancorpSouth Bank	107,463
239	Bank First Corp.	13,009
558	Bank of Commerce Holdings	5,580
1,671	Bank of Hawaii Corp.	138,158
578	Bank of Marin Bancorp	23,473
2,259	Bank of NT Butterfield & Son Ltd. (The)	62,258
221	Bank of Princeton (The)	5,901
4,994	Bank OZK	128,845
201	Bank7 Corp.*	3,616
701	BankFinancial Corp.	8,174
39,931	BankUnited Inc.	1,268,209
317	Bankwell Financial Group Inc.	8,340

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Banks — 5.6% — (continued)
5,531	Banner Corp.	$298,176
625	Bar Harbor Bankshares	13,794
434	Baycom Corp.*	9,591
686	BCB Bancorp Inc.	8,479
17,209	Berkshire Hills Bancorp Inc.	504,740
1,341	BOK Financial Corp.	102,104
3,124	Boston Private Financial Holdings Inc.	33,177
761	Bridge Bancorp Inc.	20,478
3,033	Brookline Bancorp Inc.	42,583
882	Bryn Mawr Bank Corp.	30,076
517	Business First Bancshares Inc.	12,212
1,020	Byline Bancorp Inc.*	17,544
102	C&F Financial Corp.	4,835
5,225	Cadence BanCorp, Class A Shares	80,308
183	Cambridge Bancorp	13,531
668	Camden National Corp.	27,695
297	Capital Bancorp Inc.*	3,594
575	Capital City Bank Group Inc.	14,018
637	Capstar Financial Holdings Inc.	9,848
866	Carolina Financial Corp.	29,574
946	Carter Bank & Trust*	17,870
3,114	Cathay General Bancorp	103,354
702	CBTX Inc.	18,905
5,274	CenterState Bank Corp.	119,298
1,053	Central Pacific Financial Corp.	29,294
478	Central Valley Community Bancorp	9,359
124	Century Bancorp Inc., Class A Shares	10,044
124	Chemung Financial Corp.	4,984
3,950	CIT Group Inc.	168,230
468	Citizens & Northern Corp.	11,101
664	City Holding Co.	49,368
560	Civista Bancshares Inc.	11,441
561	CNB Financial Corp.	14,833
355	Coastal Financial Corp.*	5,243
331	Codorus Valley Bancorp Inc.	7,401
315	Colony Bankcorp Inc.	5,027
2,807	Columbia Banking System Inc.	96,870
4,900	Comerica Inc.	302,085
4,097	Commerce Bancshares Inc.	233,816
1,928	Community Bank System Inc.	117,589
856	Community Bankers Trust Corp.	6,643
155	Community Financial Corp. (The)	4,872
675	Community Trust Bancorp Inc.	26,257
1,410	ConnectOne Bancorp Inc.	28,877
5,079	Cullen/Frost Bankers Inc.	421,608
1,036	Customers Bancorp Inc.*	19,570
5,486	CVB Financial Corp.	112,847
146	DNB Financial Corp.	6,009
1,390	Eagle Bancorp Inc.	56,629
5,983	East West Bancorp Inc.	246,081
361	Enterprise Bancorp Inc.	10,444
1,047	Enterprise Financial Services Corp.	41,273
648	Equity Bancshares Inc., Class A Shares*	16,394
279	Esquire Financial Holdings Inc.*	6,556

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Banks — 5.6% — (continued)
187	Evans Bancorp Inc.	$6,379
473	Farmers & Merchants Bancorp Inc.	12,099
1,013	Farmers National Banc Corp.	13,675
669	FB Financial Corp.	23,997
112	Fidelity D&D Bancorp Inc.	6,161
611	Financial Institutions Inc.	17,756
10,059	First Bancorp	126,953
400	First Bancorp Inc.	10,160
714	First Bancshares Inc. (The)	22,520
727	First Bank	7,677
2,229	First Busey Corp.	54,610
370	First Business Financial Services Inc.	8,343
136	First Capital Inc.	7,698
408	First Choice Bancorp	8,544
307	First Citizens BancShares Inc., Class A Shares	136,492
3,394	First Commonwealth Financial Corp.	41,984
616	First Community Bancshares Inc.	19,595
28,079	First Financial Bancorp	657,610
5,334	First Financial Bankshares Inc.	163,327
551	First Financial Corp.	22,371
226	First Financial Northwest Inc.	3,101
1,548	First Foundation Inc.	21,610
192	First Guaranty Bancshares Inc.	3,644
22,355	First Hawaiian Inc.	574,523
12,955	First Horizon National Corp.	205,078
341	First Internet Bancorp	6,895
1,483	First Interstate BancSystem Inc., Class A Shares	57,837
2,083	First Merchants Corp.	74,405
622	First Mid Bancshares Inc.	19,960
4,059	First Midwest Bancorp Inc.	77,933
347	First Northwest Bancorp	5,545
1,067	First of Long Island Corp. (The)	23,218
1,211	Flushing Financial Corp.	23,360
13,686	FNB Corp.	147,124
712	FNCB Bancorp Inc.	5,240
495	Franklin Financial Network Inc.	14,320
188	Franklin Financial Services Corp.	5,937
31,176	Fulton Financial Corp.	497,257
502	FVCBankcorp Inc.*	8,308
941	German American Bancorp Inc.	28,729
3,260	Glacier Bancorp Inc.	129,389
478	Great Southern Bancorp Inc.	26,931
2,033	Great Western Bancorp Inc.	60,644
383	Guaranty Bancshares Inc.	11,544
3,507	Hancock Whitney Corp.	123,131
1,156	Hanmi Financial Corp.	20,704
1,224	HarborOne Bancorp Inc.*	12,191
235	Hawthorn Bancshares Inc.	5,193
1,290	Heartland Financial USA Inc.	56,412
1,915	Heritage Commerce Corp.	22,195
1,513	Heritage Financial Corp.	39,610
3,030	Hilltop Holdings Inc.	71,962
6,533	Home BancShares Inc.	115,765
742	HomeTrust Bancshares Inc.	18,713

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Banks — 5.6% — (continued)
4,982	Hope Bancorp Inc.	$66,809
1,705	Horizon Bancorp Inc.	27,723
590	Howard Bancorp Inc.*	8,726
30,000	Huntington Bancshares Inc.	397,500
2,218	IBERIABANK Corp.	153,020
2,241	Independent Bank Corp.	109,646
1,521	Independent Bank Group Inc.	74,392
2,191	International Bancshares Corp.	77,978
334	Investar Holding Corp.	7,755
9,599	Investors Bancorp Inc.	106,549
2,138	Lakeland Bancorp Inc.	31,813
1,025	Lakeland Financial Corp.	43,388
530	LCNB Corp.	8,888
1,988	LegacyTexas Financial Group Inc.	80,315
228	Level One Bancorp Inc.	5,356
960	Live Oak Bancshares Inc.	17,222
1,056	Macatawa Bank Corp.	10,444
392	Mackinac Financial Corp.	5,543
314	MainStreet Bancshares Inc.*	6,691
238	Malvern Bancorp Inc.*	5,034
806	MBT Financial Corp.	7,931
714	Mercantile Bank Corp.	21,970
327	Metropolitan Bank Holding Corp.*	11,837
367	Mid Penn Bancorp Inc.	8,900
947	Midland States Bancorp Inc.	24,404
763	MidSouth Bancorp Inc.	7,897
467	MidWestOne Financial Group Inc.	13,529
301	MutualFirst Financial Inc.	9,081
362	MVB Financial Corp.	6,820
27,148	National Bank Holdings Corp., Class A Shares	886,111
251	National Bankshares Inc.	8,408
1,763	NBT Bancorp Inc.	61,652
315	Nicolet Bankshares Inc.*	19,965
318	Northeast Bank	6,675
262	Northrim BanCorp Inc.	9,484
201	Norwood Financial Corp.	6,175
304	Oak Valley Bancorp	4,910
2,094	OFG Bancorp	42,969
134	Ohio Valley Banc Corp.	4,316
604	Old Line Bancshares Inc.	15,958
7,128	Old National Bancorp	119,750
1,221	Old Second Bancorp Inc.	14,396
32,663	Opus Bank	678,084
815	Origin Bancorp Inc.	26,113
454	Orrstown Financial Services Inc.	9,688
950	Pacific Mercantile Bancorp*	7,220
2,555	Pacific Premier Bancorp Inc.	75,270
18,744	PacWest Bancorp	638,796
555	Park National Corp.	49,994
447	Parke Bancorp Inc.	10,178
473	PCB Bancorp	7,790
774	Peapack Gladstone Financial Corp.	21,773
169	Penns Woods Bancorp Inc.	6,978
749	Peoples Bancorp Inc.	23,002

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Banks — 5.6% — (continued)
165	Peoples Bancorp of North Carolina Inc.	$4,599
268	Peoples Financial Services Corp.	11,998
16,433	People’s United Financial Inc.	236,142
672	People’s Utah Bancorp	17,808
3,091	Pinnacle Financial Partners Inc.	162,803
3,931	Popular Inc.	206,653
564	Preferred Bank	28,177
650	Premier Financial Bancorp Inc.	10,075
2,764	Prosperity Bancshares Inc.	179,439
642	QCR Holdings Inc.	22,669
711	RBB Bancorp	13,104
417	Reliant Bancorp Inc.	9,553
2,415	Renasant Corp.	79,188
394	Republic Bancorp Inc., Class A Shares	16,725
1,597	Republic First Bancorp Inc.*	6,460
1,180	S&T Bancorp Inc.	40,380
1,372	Sandy Spring Bancorp Inc.	45,935
331	SB One Bancorp	7,388
2,085	Seacoast Banking Corp. of Florida*	48,664
823	Select Bancorp Inc.*	8,971
2,002	ServisFirst Bancshares Inc.	60,861
449	Shore Bancshares Inc.	6,897
590	Sierra Bancorp	14,538
5,026	Signature Bank	586,283
3,749	Simmons First National Corp., Class A Shares	89,976
620	SmartFinancial Inc.*	12,016
228	South Plains Financial Inc.	3,730
1,421	South State Corp.	104,557
257	Southern First Bancshares Inc.*	9,810
756	Southern National Bancorp of Virginia Inc.	11,053
1,324	Southside Bancshares Inc.	43,599
505	Spirit of Texas Bancshares Inc.*	10,403
8,536	Sterling Bancorp	162,782
810	Stock Yards Bancorp Inc.	29,403
395	Summit Financial Group Inc.	9,729
6,200	Synovus Financial Corp.	220,348
37,843	TCF Financial Corp.	1,459,226
14,053	Texas Capital Bancshares Inc.*	757,176
569	Tompkins Financial Corp.	45,008
12,205	Towne Bank	320,625
1,143	TriCo Bancshares	40,416
1,024	TriState Capital Holdings Inc.*	20,224
1,044	Triumph Bancorp Inc.*	31,310
2,657	Trustmark Corp.	86,831
17,635	UMB Financial Corp.	1,099,013
36,927	Umpqua Holdings Corp.	580,123
117	Union Bankshares Inc.	3,210
4,046	United Bankshares Inc.	149,216
2,652	United Community Banks Inc.	70,039
508	United Security Bancshares	5,273
281	Unity Bancorp Inc.	5,516
1,237	Univest Financial Corp.	31,308
135,742	Valley National Bancorp	1,426,648
2,183	Veritex Holdings Inc.	51,519

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Banks — 5.6% — (continued)
639	Washington Trust Bancorp Inc.	$29,650
3,771	Webster Financial Corp.	168,790
2,211	WesBanco Inc.	75,660
764	West Bancorporation Inc.	15,922
1,077	Westamerica Bancorporation	66,354
3,987	Western Alliance Bancorp	173,116
2,310	Wintrust Financial Corp.	145,137
7,402	Zions Bancorp NA	304,148

	Total Banks	23,668,920

Capital Markets — 3.1%
2,094	Affiliated Managers Group Inc.	160,463
2,688	Ares Management Corp., Class A Shares	78,221
2,109	Artisan Partners Asset Management Inc., Class A Shares	56,184
56	Associated Capital Group Inc., Class A Shares	1,946
821	B. Riley Financial Inc.	17,372
12,166	BGC Partners Inc., Class A Shares	62,047
2,004	Blucora Inc.*	45,250
2,861	Brightsphere Investment Group Inc.	26,006
41,955	Charles Schwab Corp. (The)	1,605,618
15,437	Cohen & Steers Inc.	832,517
1,301	Cowen Inc., Class A Shares*	20,309
130	Diamond Hill Investment Group Inc.	17,537
1,232	Donnelley Financial Solutions Inc.*	13,096
4,635	Eaton Vance Corp.	199,861
1,679	Evercore Inc., Class A Shares	133,917
1,543	FactSet Research Systems Inc.	419,835
3,951	Federated Investors Inc., Class B Shares	126,590
1,266	Focus Financial Partners Inc., Class A Shares*	25,978
1,172	GAIN Capital Holdings Inc.(a)	5,333
205	GAMCO Investors Inc., Class A Shares	3,622
659	Greenhill & Co., Inc.	9,252
8,248	Hamilton Lane Inc., Class A Shares	512,531
1,410	Houlihan Lokey Inc., Class A Shares	62,294
686	INTL. FCStone Inc.*	26,898
3,556	Janus Henderson Group PLC	67,955
5,049	Ladenburg Thalmann Financial Services Inc.	9,896
4,444	Lazard Ltd., Class A Shares	152,607
3,497	Legg Mason Inc.	128,655
12,088	LPL Financial Holdings Inc.	905,996
1,515	MarketAxess Holdings Inc.	602,394
1,985	Moelis & Co., Class A Shares	66,557
8,183	Moody’s Corp.	1,764,091
809	Morningstar Inc.	130,718
11,693	Nasdaq Inc.	1,167,429
17,432	Northern Trust Corp.	1,532,796
704	Och-Ziff Capital Management Group Inc., Class A Shares	15,840
410	Oppenheimer Holdings Inc., Class A Shares	11,382
597	Piper Jaffray Cos.	43,438
985	PJT Partners Inc., Class A Shares	40,986
552	Pzena Investment Management Inc., Class A Shares	4,488
3,388	Raymond James Financial Inc.	265,992
723	Safeguard Scientifics Inc.*	8,647
9,764	SEI Investments Co.	561,528
309	Siebert Financial Corp.*(a)	3,390

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Capital Markets — 3.1% — (continued)
518	Silvercrest Asset Management Group Inc., Class A Shares	$6,770
30,384	Solar Capital Ltd.	621,657
2,545	Stifel Financial Corp.	135,954
10,222	TD Ameritrade Holding Corp.	453,959
1,969	Virtu Financial Inc., Class A Shares	37,017
299	Virtus Investment Partners Inc.	31,900
3,213	Waddell & Reed Financial Inc., Class A Shares	51,954
331	Westwood Holdings Group Inc.	9,086
5,614	WisdomTree Investments Inc.	27,003

	Total Capital Markets	13,322,762

Consumer Finance — 0.4%
431	Credit Acceptance Corp.*	195,092
695	Curo Group Holdings Corp.*	9,466
578	Elevate Credit Inc.*	2,491
1,284	Encore Capital Group Inc.*	47,380
1,345	Enova International Inc.*	32,146
2,198	EZCORP Inc., Class A Shares*	17,298
8,012	FirstCash Inc.	791,025
2,059	Green Dot Corp., Class A Shares*	62,964
2,763	LendingClub Corp.*	36,168
860	Medallion Financial Corp.*	4,085
8,739	Navient Corp.	111,335
735	Nelnet Inc., Class A Shares	49,282
2,700	OneMain Holdings Inc., Class A Shares	96,795
1,832	PRA Group Inc.*	62,544
359	Regional Management Corp.*	9,244
4,382	Santander Consumer USA Holdings Inc.	114,414
18,136	SLM Corp.	153,068
278	World Acceptance Corp.*	36,946

	Total Consumer Finance	1,831,743

Diversified Financial Services — 0.2%
1,375	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	24,929
2,806	Cannae Holdings Inc.*	78,063
6,321	FGL Holdings	50,442
10,589	Jefferies Financial Group Inc.	197,379
329	Marlin Business Services Corp.	7,116
2,989	On Deck Capital Inc.*	9,714
5,933	Voya Financial Inc.	292,615

	Total Diversified Financial Services	660,258

Insurance — 4.5%
577	Alleghany Corp.*	432,352
1,845	Ambac Financial Group Inc.*	33,284
16,905	American Equity Investment Life Holding Co.	364,303
3,057	American Financial Group Inc.	308,665
307	American National Insurance Co.	35,019
662	AMERISAFE Inc.	45,479
1,321	Argo Group International Holdings Ltd.	86,816
2,531	Assurant Inc.	311,313
4,117	Assured Guaranty Ltd.	175,178
3,412	Axis Capital Holdings Ltd.	209,463
4,782	Brighthouse Financial Inc.*	168,613
9,777	Brown & Brown Inc.	360,674

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Insurance — 4.5% — (continued)
1,734	Chubb Ltd.	$270,990
2,289	Citizens Inc., Class A Shares*(a)	14,375
6,762	CNO Financial Group Inc.	97,914
698	Crawford & Co., Class A Shares	6,736
558	Donegal Group Inc., Class A Shares	8,052
907	eHealth Inc.*	75,562
387	EMC Insurance Group Inc.	13,909
1,127	Employers Holdings Inc.	48,608
489	Enstar Group Ltd.*	87,345
1,010	Erie Indemnity Co., Class A Shares	221,503
3,202	Everest Re Group Ltd.	755,288
427	FBL Financial Group Inc., Class A Shares	23,156
416	FedNat Holding Co.	5,088
4,517	First American Financial Corp.	264,019
20,972	Genworth Financial Inc., Class A Shares*	92,906
296	Global Indemnity Ltd.	7,622
4,484	Globe Life Inc.	400,242
462	Goosehead Insurance Inc., Class A Shares	21,363
1,274	Greenlight Capital Re Ltd., Class A Shares*	11,708
546	Hallmark Financial Services Inc.*	9,599
1,692	Hanover Insurance Group Inc. (The)	225,290
269	HCI Group Inc.	10,483
379	Health Insurance Innovations Inc., Class A Shares*(a)	6,951
1,153	Heritage Insurance Holdings Inc.	15,116
1,419	Horace Mann Educators Corp.	62,252
214	Independence Holding Co.	7,922
67	Investors Title Co.	9,862
991	James River Group Holdings Ltd.	48,836
13,415	Kemper Corp.	938,782
823	Kinsale Capital Group Inc.	80,843
1,946	Markel Corp.*	2,224,434
3,591	MBIA Inc.*	32,319
1,145	Mercury General Corp.	61,257
15,408	MetLife Inc.	682,574
2,768	National General Holdings Corp.	65,269
94	National Western Life Group Inc., Class A Shares	24,235
380	NI Holdings Inc.*	6,384
11,774	Old Republic International Corp.	275,041
6,436	Palomar Holdings Inc.*	219,017
1,735	Primerica Inc.	206,760
1,849	ProAssurance Corp.	72,240
420	Protective Insurance Corp., Class B Shares	6,804
20,750	Reinsurance Group of America Inc., Class A Shares	3,194,878
1,798	RenaissanceRe Holdings Ltd.	324,629
1,653	RLI Corp.	151,365
610	Safety Insurance Group Inc.	58,828
2,217	Selective Insurance Group Inc.	176,540
718	State Auto Financial Corp.	22,954
888	Stewart Information Services Corp.	31,808
3,194	Third Point Reinsurance Ltd.*	30,087
1,343	Tiptree Inc.	9,320
13,684	Travelers Cos., Inc. (The)	2,011,001
1,181	Trupanion Inc.*(a)	28,450
858	United Fire Group Inc.	38,747

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Insurance — 4.5% — (continued)
904	United Insurance Holdings Corp.	$10,595
1,245	Universal Insurance Holdings Inc.	31,125
76,992	Unum Group	1,956,367
864	Watford Holdings Ltd.*	20,045
130	White Mountains Insurance Group Ltd.	137,891
5,997	WR Berkley Corp.	427,286

	Total Insurance	18,911,731

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
1,163	AG Mortgage Investment Trust Inc.	17,433
22,074	AGNC Investment Corp.	328,240
4,060	Anworth Mortgage Asset Corp.	12,586
6,332	Apollo Commercial Real Estate Finance Inc.	117,459
1,117	Ares Commercial Real Estate Corp.	16,744
1,767	Arlington Asset Investment Corp., Class A Shares	8,729
2,492	ARMOUR Residential REIT Inc.	40,919
5,082	Blackstone Mortgage Trust Inc., Class A Shares	176,854
3,473	Capstead Mortgage Corp.	25,249
768	Cherry Hill Mortgage Investment Corp.	9,239
7,644	Chimera Investment Corp.	145,771
3,287	Colony Credit Real Estate Inc.	41,186
1,065	Dynex Capital Inc.	15,038
1,130	Ellington Financial Inc.	19,741
1,104	Exantas Capital Corp.	12,376
2,221	Granite Point Mortgage Trust Inc.	40,622
536	Great Ajax Corp.	7,815
5,278	Invesco Mortgage Capital Inc.	79,328
940	KKR Real Estate Finance Trust Inc.	17,775
4,253	Ladder Capital Corp., Class A Shares	71,365
19,048	MFA Financial Inc.	136,574
17,021	New Residential Investment Corp.	239,485
8,531	New York Mortgage Trust Inc.	52,466
1,954	Orchid Island Capital Inc., Class A Shares	10,610
3,113	PennyMac Mortgage Investment Trust	67,739
1,407	Ready Capital Corp.	20,655
3,991	Redwood Trust Inc.	66,251
11,185	Starwood Property Trust Inc.	262,064
2,093	TPG RE Finance Trust Inc.	40,625
11,179	Two Harbors Investment Corp.	141,191
1,737	Western Asset Mortgage Capital Corp.	16,328

	Total Mortgage Real Estate Investment Trusts (REITs)	2,258,457

Thrifts & Mortgage Finance — 0.8%
2,420	Axos Financial Inc.*	62,702
841	Bridgewater Bancshares Inc.*	9,360
5,507	Capitol Federal Financial Inc.	74,179
2,211	Columbia Financial Inc.*	33,519
1,387	Dime Community Bancshares Inc.	27,504
280	Entegra Financial Corp.*	8,411
294	ESSA Bancorp Inc.	4,498
17,959	Essent Group Ltd.*	871,012
390	Federal Agricultural Mortgage Corp., Class C Shares	32,116
879	First Defiance Financial Corp.	22,986
1,131	Flagstar Bancorp Inc.	41,112
171	FS Bancorp Inc.	8,276

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

FINANCIALS — 15.1% — (continued)

Thrifts & Mortgage Finance — 0.8% — (continued)
75	Greene County Bancorp Inc.	$2,018
52	Hingham Institution for Savings	9,365
296	Home Bancorp Inc.	11,035
863	HomeStreet Inc.*	22,757
3,475	Kearny Financial Corp.	43,716
315	LendingTree Inc.*	97,678
1,062	Luther Burbank Corp.	11,109
370	Merchants Bancorp	5,868
2,050	Meridian Bancorp Inc.	35,834
1,526	Meta Financial Group Inc.	47,169
14,598	MGIC Investment Corp.	184,665
202	MMA Capital Holdings Inc.*	5,979
3,187	Mr Cooper Group Inc.*	28,077
18,705	New York Community Bancorp Inc.	215,856
2,709	NMI Holdings Inc., Class A Shares*	76,773
1,652	Northfield Bancorp Inc.	25,639
3,818	Northwest Bancshares Inc.	60,363
2,136	OceanFirst Financial Corp.	44,899
5,152	Ocwen Financial Corp.*	9,222
581	OP Bancorp	5,520
1,724	Oritani Financial Corp.	29,532
738	PCSB Financial Corp.	14,546
270	PDL Community Bancorp*	3,777
186	Provident Bancorp Inc.*	4,710
253	Provident Financial Holdings Inc.	5,108
2,550	Provident Financial Services Inc.	60,715
276	Prudential Bancorp Inc.	4,466
8,571	Radian Group Inc.	193,276
886	Riverview Bancorp Inc.	6,246
381	Southern Missouri Bancorp Inc.	12,725
903	Sterling Bancorp Inc.	8,425
291	Territorial Bancorp Inc.	7,959
2,043	TFS Financial Corp.	35,773
287	Timberland Bancorp Inc.	7,339
3,578	TrustCo Bank Corp. NY	27,443
1,873	United Community Financial Corp.	18,074
2,189	United Financial Bancorp Inc.	27,363
1,151	Walker & Dunlop Inc.	64,295
3,310	Washington Federal Inc.	117,836
1,097	Waterstone Financial Inc.	18,199
950	Western New England Bancorp Inc.	8,446
10,264	WSFS Financial Corp.	423,082

	Total Thrifts & Mortgage Finance	3,238,552

	TOTAL FINANCIALS	63,892,423

HEALTH CARE — 14.3%

Biotechnology — 3.4%
1,193	Abeona Therapeutics Inc.*	1,837
4,302	ACADIA Pharmaceuticals Inc.*	118,993
14,141	Acceleron Pharma Inc.*	635,072
5,051	Achillion Pharmaceuticals Inc.*	21,972
1,621	Acorda Therapeutics Inc.*	5,236
828	Adamas Pharmaceuticals Inc.*	5,225
686	ADMA Biologics Inc.*(a)	3,073

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Biotechnology — 3.4% — (continued)
2,384	Aduro Biotech Inc.*	$2,932
2,023	Adverum Biotechnologies Inc.*	20,898
1,061	Aeglea BioTherapeutics Inc.*	8,281
2,541	Affimed NV*	7,064
4,177	Agenus Inc.*	12,030
357	AgeX Therapeutics Inc.*	971
2,155	Agios Pharmaceuticals Inc.*(a)	81,782
1,851	Aimmune Therapeutics Inc.*	37,742
459	Akcea Therapeutics Inc.*(a)	9,667
4,929	Akebia Therapeutics Inc.*	20,357
391	Albireo Pharma Inc.*	9,560
3,030	Alder Biopharmaceuticals Inc.*	27,118
751	Aldeyra Therapeutics Inc.*	3,312
419	Alector Inc.*	6,897
6,396	Alkermes PLC*	134,188
720	Allakos Inc.*(a)	63,691
1,611	Allogene Therapeutics Inc.*(a)	43,868
4,353	Alnylam Pharmaceuticals Inc.*	351,244
1,286	AMAG Pharmaceuticals Inc.*	14,043
9,597	Amicus Therapeutics Inc.*	94,914
1,020	AnaptysBio Inc.*	41,463
1,813	Anavex Life Sciences Corp.*(a)	4,786
563	Anika Therapeutics Inc.*	31,956
8,847	Apellis Pharmaceuticals Inc.*	257,448
1,138	Arcus Biosciences Inc.*	8,888
1,549	Ardelyx Inc.*	5,267
2,032	Arena Pharmaceuticals Inc.*	107,472
4,135	ArQule Inc.*	37,050
3,794	Arrowhead Pharmaceuticals Inc.*	129,641
7,570	Ascendis Pharma AS, ADR*	848,067
901	Assembly Biosciences Inc.*	10,190
1,863	Atara Biotherapeutics Inc.*	25,150
2,450	Athenex Inc.*	36,089
4,761	Athersys Inc.*	6,332
1,816	Audentes Therapeutics Inc.*	56,478
2,191	Avid Bioservices Inc.*	15,118
689	Avrobio Inc.*	13,422
443	Beyondspring Inc.*	7,996
4,127	BioCryst Pharmaceuticals Inc.*	12,340
1,378	Biohaven Pharmaceutical Holding Co., Ltd.*	54,004
244	BioSpecifics Technologies Corp.*	13,440
364	Bioxcel Therapeutics Inc.*	3,571
2,259	Bluebird Bio Inc.*	233,377
11,811	Blueprint Medicines Corp.*	905,549
1,198	Calithera Biosciences Inc.*	4,756
526	Calyxt Inc.*	3,256
1,699	CareDx Inc.*	38,771
1,628	CASI Pharmaceuticals Inc.*(a)	5,307
3,568	Catalyst Pharmaceuticals Inc.*	21,979
171	Celcuity Inc.*	3,076
414	Cellular Biomedicine Group Inc.*	5,109
1,087	CEL-SCI Corp.*(a)	7,794
1,139	Checkpoint Therapeutics Inc.*	3,565
1,698	ChemoCentryx Inc.*	11,309

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Biotechnology — 3.4% — (continued)
1,495	Chimerix Inc.*	$3,020
2,027	Clovis Oncology Inc.*	11,371
2,559	Coherus Biosciences Inc.*	56,784
791	Concert Pharmaceuticals Inc.*	7,965
511	Constellation Pharmaceuticals Inc.*	3,705
2,488	Corbus Pharmaceuticals Holdings Inc.*(a)	12,888
122	Cortexyme Inc.*(a)	2,422
461	Crinetics Pharmaceuticals Inc.*(a)	7,311
519	Cue Biopharma Inc.*	4,251
993	Cyclerion Therapeutics Inc.*	9,443
2,271	Cytokinetics Inc.*	31,908
1,779	CytomX Therapeutics Inc.*	15,620
618	Deciphera Pharmaceuticals Inc.*	22,421
2,014	Denali Therapeutics Inc.*	36,252
2,083	Dicerna Pharmaceuticals Inc.*	28,954
2,299	Dynavax Technologies Corp., Class A Shares*(a)	9,518
387	Eagle Pharmaceuticals Inc.*	21,823
2,061	Editas Medicine Inc.*	51,175
416	Eidos Therapeutics Inc.*(a)	17,393
979	Eiger BioPharmaceuticals Inc.*	10,671
1,890	Emergent BioSolutions Inc.*	82,782
713	Enanta Pharmaceuticals Inc.*	50,302
3,219	Epizyme Inc.*	41,750
1,033	Esperion Therapeutics Inc.*	37,849
594	Evelo Biosciences Inc.*(a)	3,261
5,249	Exact Sciences Corp.*	625,786
12,263	Exelixis Inc.*	243,421
22,718	Fate Therapeutics Inc.*	370,758
10,828	FibroGen Inc.*	483,578
1,231	Five Prime Therapeutics Inc.*	6,684
1,238	Flexion Therapeutics Inc.*	16,304
606	Forty Seven Inc.*	4,593
1,399	G1 Therapeutics Inc.*	50,784
1,363	Galectin Therapeutics Inc.*(a)	4,539
1,091	Genomic Health Inc.*	83,636
5,922	Geron Corp.*(a)	8,291
2,212	Global Blood Therapeutics Inc.*	101,708
1,545	GlycoMimetics Inc.*	5,145
835	Gossamer Bio Inc.*	17,502
1,040	Gritstone Oncology Inc.*	10,525
5,977	Halozyme Therapeutics Inc.*	98,740
305	Harpoon Therapeutics Inc.*(a)	4,416
3,060	Heron Therapeutics Inc.*	56,671
1,012	Homology Medicines Inc.*	19,137
5,447	ImmunoGen Inc.*	14,816
7,123	Immunomedics Inc.*	91,174
3,158	Inovio Pharmaceuticals Inc.*(a)	6,821
3,207	Insmed Inc.*	52,723
1,527	Intellia Therapeutics Inc.*	21,668
1,025	Intercept Pharmaceuticals Inc.*	65,784
3,085	Intrexon Corp.*(a)	18,016
3,578	Invitae Corp.*	86,802
5,255	Ionis Pharmaceuticals Inc.*	332,169
4,736	Iovance Biotherapeutics Inc.*	99,503

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Biotechnology — 3.4% — (continued)
65,059	Ironwood Pharmaceuticals Inc., Class A Shares*	$605,699
747	Jounce Therapeutics Inc.*	2,816
5,724	Kadmon Holdings Inc.*	12,249
489	KalVista Pharmaceuticals Inc.*	7,638
2,434	Karyopharm Therapeutics Inc.*	21,030
434	Kezar Life Sciences Inc.*	1,467
1,656	Kindred Biosciences Inc.*	12,354
526	Kiniksa Pharmaceuticals Ltd., Class A Shares*	4,645
977	Kodiak Sciences Inc.*	10,747
361	Krystal Biotech Inc.*	16,245
1,232	Kura Oncology Inc.*	18,702
798	La Jolla Pharmaceutical Co.*	7,637
1,501	Lexicon Pharmaceuticals Inc.*	1,981
777	Ligand Pharmaceuticals Inc.*	70,637
3,583	Lineage Cell Therapeutics Inc.*	3,348
198	LogicBio Therapeutics Inc.*	1,980
1,978	MacroGenics Inc.*	28,365
325	Madrigal Pharmaceuticals Inc.*	30,127
815	Magenta Therapeutics Inc.*	8,419
6,214	MannKind Corp.*(a)	6,835
1,128	Marker Therapeutics Inc.*(a)	5,832
28,302	Medicines Co. (The)*(a)	1,187,552
1,587	MediciNova Inc.*(a)	13,743
2,911	MEI Pharma Inc.*	4,978
648	MeiraGTx Holdings PLC*	13,122
1,530	Mersana Therapeutics Inc.*	3,764
407	Millendo Therapeutics Inc.*	2,466
1,140	Minerva Neurosciences Inc.*	8,140
1,032	Mirati Therapeutics Inc.*	84,593
1,049	Moderna Inc.*(a)	16,501
514	Molecular Templates Inc.*	2,585
26,724	Momenta Pharmaceuticals Inc.*	337,524
1,465	Mustang Bio Inc.*	5,772
2,861	Myriad Genetics Inc.*	67,319
2,308	Natera Inc.*	76,049
427	Neon Therapeutics Inc.*	1,149
3,712	Neurocrine Biosciences Inc.*	369,047
708	Novavax Inc.*(a)	4,227
686	Oncocyte Corp.*	1,358
19	Oncternal Therapeutics Inc.*#(b)	39
14,125	OPKO Health Inc.*(a)	25,990
18,450	Orchard Therapeutics PLC, ADR*(a)	273,060
519	Organogenesis Holdings Inc.*(a)	2,138
8,666	Palatin Technologies Inc.*(a)	7,809
4,395	PDL BioPharma Inc.*	10,284
926	Pfenex Inc.*	6,806
567	PhaseBio Pharmaceuticals Inc.*	4,899
1,923	Pieris Pharmaceuticals Inc.*	8,942
389	PolarityTE Inc.*	1,443
2,765	Portola Pharmaceuticals Inc.*(a)	80,351
395	Precision BioSciences Inc.*	3,365
557	Principia Biopharma Inc.*	22,113
3,674	Progenics Pharmaceuticals Inc.*	16,166
629	Protagonist Therapeutics Inc.*	8,196

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Biotechnology — 3.4% — (continued)
1,738	Prothena Corp. PLC*	$14,617
2,368	PTC Therapeutics Inc.*	105,542
1,354	Puma Biotechnology Inc.*	14,555
1,293	Ra Pharmaceuticals Inc.*	35,170
1,871	Radius Health Inc.*	52,949
719	Recro Pharma Inc.*	8,455
1,381	REGENXBIO Inc.*	47,631
1,935	Repligen Corp.*	179,587
447	Replimune Group Inc.*	4,640
1,733	Retrophin Inc.*	21,818
965	Rhythm Pharmaceuticals Inc.*	21,732
6,137	Rigel Pharmaceuticals Inc.*	10,372
1,251	Rocket Pharmaceuticals Inc.*	13,573
1,414	Rubius Therapeutics Inc.*(a)	13,122
2,070	Sage Therapeutics Inc.*	355,357
4,761	Sangamo Therapeutics Inc.*	51,895
2,897	Sarepta Therapeutics Inc.*	261,165
1,075	Savara Inc.*	2,430
516	Scholar Rock Holding Corp.*	5,464
4,483	Seattle Genetics Inc.*	325,645
629	Seres Therapeutics Inc.*	2,535
374	Solid Biosciences Inc.*(a)	3,022
4,857	Sorrento Therapeutics Inc.*	10,248
1,402	Spark Therapeutics Inc.*	136,569
4,640	Spectrum Pharmaceuticals Inc.*	34,058
372	Spero Therapeutics Inc.*	3,701
1,574	Stemline Therapeutics Inc.*	18,746
516	Sutro Biopharma Inc.*	4,164
683	Syndax Pharmaceuticals Inc.*	5,744
671	Synlogic Inc.*	1,872
237	Synthorx Inc.*(a)	4,245
1,444	Syros Pharmaceuticals Inc.*	15,841
3,268	TG Therapeutics Inc.*	20,294
697	Tocagen Inc.*	2,265
1,297	Translate Bio Inc.*	11,777
280	Turning Point Therapeutics Inc.*	15,268
880	Twist Bioscience Corp.*	25,546
3,771	Tyme Technologies Inc.*(a)	4,412
2,228	Ultragenyx Pharmaceutical Inc.*	121,359
1,774	United Therapeutics Corp.*	146,461
903	UNITY Biotechnology Inc.*(a)	5,508
785	UroGen Pharma Ltd.*	26,651
2,034	Vanda Pharmaceuticals Inc.*	28,659
3,629	VBI Vaccines Inc.*	2,205
1,927	Veracyte Inc.*	51,065
1,818	Vericel Corp.*	30,070
2,766	Viking Therapeutics Inc.*(a)	19,224
1,001	Voyager Therapeutics Inc.*	17,888
297	X4 Pharmaceuticals Inc.*	3,787
706	XBiotech Inc.*	5,895
1,956	Xencor Inc.*	72,920
847	Y-mAbs Therapeutics Inc.*	22,505
6,641	ZIOPHARM Oncology Inc.*(a)	33,139

	Total Biotechnology	14,298,121

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Health Care Equipment & Supplies — 4.4%
109,961	Accuray Inc.*	$294,695
1,222	Alphatec Holdings Inc.*	6,391
1,564	AngioDynamics Inc.*	28,731
6,699	Antares Pharma Inc.*	21,705
1,371	Apyx Medical Corp.*	9,748
16,675	AtriCure Inc.*	456,728
57	Atrion Corp.	44,298
1,959	Avanos Medical Inc.*	65,000
208	Avedro Inc.*	4,871
1,443	AxoGen Inc.*	22,872
636	Axonics Modulation Technologies Inc.*	21,160
3,125	Baxter International Inc.	274,844
282	BioLife Solutions Inc.*(a)	5,835
636	BioSig Technologies Inc.*(a)	4,497
1,516	Cantel Medical Corp.	139,366
1,413	Cardiovascular Systems Inc.*	68,432
5,678	Cerus Corp.*	30,491
2,628	ConforMIS Inc.*	5,624
1,118	CONMED Corp.	112,661
3,784	Corindus Vascular Robotics Inc.*	16,082
1,512	CryoLife Inc.*	40,522
1,094	CryoPort Inc.*	23,805
530	Cutera Inc.*	15,301
1,538	CytoSorbents Corp.*	6,859
39,315	DENTSPLY SIRONA Inc.	2,050,277
3,721	DexCom Inc.*	638,561
369	ElectroCore Inc.*(a)	705
1,947	GenMark Diagnostics Inc.*	11,663
1,472	Glaukos Corp.*	94,664
18,925	Globus Medical Inc., Class A Shares*	966,500
8,133	Haemonetics Corp.*	1,085,999
288	Heska Corp.*	20,215
2,743	Hill-Rom Holdings Inc.	295,366
8,574	ICU Medical Inc.*	1,386,844
756	Inogen Inc.*	35,056
2,439	Insulet Corp.*	376,021
1,339	Integer Holdings Corp.*	96,944
11,920	Integra LifeSciences Holdings Corp.*	715,438
271	IntriCon Corp.*	4,715
1,578	Intuitive Surgical Inc.*	806,895
1,278	Invacare Corp.	6,185
193	iRadimed Corp.*	3,702
1,021	iRhythm Technologies Inc.*	77,719
1,572	Lantheus Holdings Inc.*	34,207
657	LeMaitre Vascular Inc.	20,801
1,983	LivaNova PLC*	153,940
7,364	Masimo Corp.*	1,128,533
1,702	Meridian Bioscience Inc.	15,709
20,127	Merit Medical Systems Inc.*	700,017
137	Mesa Laboratories Inc.	30,308
301	Misonix Inc.*	5,894
1,374	Natus Medical Inc.*	38,032
2,093	Neogen Corp.*	147,598
434	Neuronetics Inc.*	4,631

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Health Care Equipment & Supplies — 4.4% — (continued)
1,221	Nevro Corp.*	$102,234
3,462	Novocure Ltd.*	314,557
2,118	NuVasive Inc.*	134,535
12,300	Nuvectra Corp.*	23,985
21,992	OraSure Technologies Inc.*	145,147
726	Orthofix Medical Inc.*	36,910
367	OrthoPediatrics Corp.*	11,814
1,290	Penumbra Inc.*	187,759
392	Pulse Biosciences Inc.*	4,700
1,463	Quidel Corp.*	92,242
1,804	Rockwell Medical Inc.*	4,618
2,021	RTI Surgical Holdings Inc.*	6,427
783	SeaSpine Holdings Corp.*	8,605
4,888	Senseonics Holdings Inc.*(a)	4,986
277	Shockwave Medical Inc.*(a)	11,592
662	SI-BONE Inc.*	12,869
870	Sientra Inc.*	5,942
288	Silk Road Medical Inc.*	12,410
29,566	Smith & Nephew PLC, ADR	1,417,985
1,808	STAAR Surgical Co.*	54,439
3,441	STERIS PLC	531,290
565	Surmodics Inc.*	26,589
750	Tactile Systems Technology Inc.*	37,830
2,262	Tandem Diabetes Care Inc.*	163,837
2,728	Teleflex Inc.	992,774
7,074	TransEnterix Inc.*	6,478
276	TransMedics Group Inc.*	6,610
142	Utah Medical Products Inc.	13,961
219	Vapotherm Inc.*	2,540
1,497	Varex Imaging Corp.*	39,446
7,081	Varian Medical Systems Inc.*	750,090
2,868	ViewRay Inc.*	11,300
3,008	West Pharmaceutical Services Inc.	437,544
5,123	Wright Medical Group NV*	106,815
633	Zynex Inc.(a)	5,659

	Total Health Care Equipment & Supplies	18,400,176

Health Care Providers & Services — 1.7%
44,535	Acadia Healthcare Co., Inc.*	1,178,396
434	Addus HomeCare Corp.*	38,183
1,279	Amedisys Inc.*	164,620
683	American Renal Associates Holdings Inc.*	4,235
1,902	AMN Healthcare Services Inc.*	111,077
155	Apollo Medical Holdings Inc.*	3,035
741	Avalon GloboCare Corp.*(a)	1,452
1,372	BioTelemetry Inc.*	54,400
7,509	Brookdale Senior Living Inc.*	61,424
290	Catasys Inc.*(a)	4,072
2,881	Chemed Corp.	1,237,188
2,871	Community Health Systems Inc.*	7,149
372	CorVel Corp.*	31,334
4,036	Covetrus Inc.*(a)	53,639
1,325	Cross Country Healthcare Inc.*	13,581
2,236	Diplomat Pharmacy Inc.*	12,991
4,032	Encompass Health Corp.	245,105

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Health Care Providers & Services — 1.7% — (continued)
2,052	Ensign Group Inc. (The)	$102,395
1,486	Enzo Biochem Inc.*	4,830
2,272	Genesis Healthcare Inc., Class A Shares*	2,454
1,405	Guardant Health Inc.*	122,980
1,497	Hanger Inc.*	28,263
2,781	HealthEquity Inc.*	165,080
537	Joint Corp. (The)*	9,011
1,224	LHC Group Inc.*	145,044
819	Magellan Health Inc.*	51,605
34,728	MEDNAX Inc.*	732,066
6,869	Molina Healthcare Inc.*	894,893
513	National HealthCare Corp.	41,450
496	National Research Corp.	31,759
4,442	Option Care Health Inc.*	15,547
2,277	Owens & Minor Inc.	11,567
28,449	Patterson Cos., Inc.	475,667
782	PetIQ Inc., Class A Shares*	24,758
2,147	Premier Inc., Class A Shares*	75,703
471	Providence Service Corp. (The)*	26,475
4,218	R1 RCM Inc.*	49,182
1,777	RadNet Inc.*	24,718
4,546	Select Medical Holdings Corp.*	73,736
1,205	Surgery Partners Inc.*	7,760
4,252	Tenet Healthcare Corp.*	92,056
1,884	Tivity Health Inc.*	34,402
945	Triple-S Management Corp., Class B Shares*	19,391
3,466	Universal Health Services Inc., Class B Shares	501,114
518	US Physical Therapy Inc.	69,163

	Total Health Care Providers & Services	7,054,950

Health Care Technology — 0.6%
6,739	Allscripts Healthcare Solutions Inc.*	61,190
4,212	Castlight Health Inc., Class B Shares*	5,939
3,555	Cerner Corp.	244,975
573	Computer Programs & Systems Inc.	12,119
2,893	Evolent Health Inc., Class A Shares*	19,875
1,059	HealthStream Inc.*	26,761
32,991	HMS Holdings Corp.*	1,205,161
2,938	Inovalon Holdings Inc., Class A Shares*(a)	49,711
530	Inspire Medical Systems Inc.*	36,840
2,473	Medidata Solutions Inc.*	226,477
2,243	NextGen Healthcare Inc.*	31,873
1,667	Omnicell Inc.*	119,691
500	OptimizeRx Corp.*	8,205
445	Simulations Plus Inc.	16,069
805	Tabula Rasa HealthCare Inc.*	45,724
9,475	Teladoc Health Inc.*(a)	548,413
1,238	Vocera Communications Inc.*	28,412

	Total Health Care Technology	2,687,435

Life Sciences Tools & Services — 2.8%
1,130	Accelerate Diagnostics Inc.*(a)	21,233
4,353	Bio-Rad Laboratories Inc., Class A Shares*	1,470,052
9,695	Bio-Techne Corp.	1,857,271
4,242	Bruker Corp.	183,127

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Life Sciences Tools & Services — 2.8% — (continued)
1,367	Cambrex Corp.*	$81,924
17,912	Charles River Laboratories International Inc.*	2,350,054
1,386	ChromaDex Corp.*	5,419
2,197	Codexis Inc.*	30,824
111,559	Fluidigm Corp.*	622,499
7,580	ICON PLC*	1,168,760
5,334	Illumina Inc.*	1,500,668
22,204	Luminex Corp.	455,182
1,141	Medpace Holdings Inc.*	92,318
26,064	NanoString Technologies Inc.*	664,111
3,614	NeoGenomics Inc.*	90,278
5,759	Pacific Biosciences of California Inc.*	31,963
4,522	PerkinElmer Inc.	373,969
2,400	PRA Health Sciences Inc.*	237,216
9,067	QIAGEN NV*	314,534
391	Quanterix Corp.*	10,295
2,536	Syneos Health Inc., Class A Shares*	133,216
1,196	Waters Corp.*	253,421

	Total Life Sciences Tools & Services	11,948,334

Pharmaceuticals — 1.4%
3,301	AcelRx Pharmaceuticals Inc.*(a)	7,691
1,271	Aclaris Therapeutics Inc.*	1,284
1,757	Aerie Pharmaceuticals Inc.*	38,057
3,486	Akorn Inc.*	10,075
76,015	Amneal Pharmaceuticals Inc.*	193,838
1,513	Amphastar Pharmaceuticals Inc.*	33,982
387	ANI Pharmaceuticals Inc.*	25,349
730	Arvinas Inc.*	18,987
2,423	Assertio Therapeutics Inc.*	3,489
1,008	Axsome Therapeutics Inc.*	25,654
3,393	BioDelivery Sciences International Inc.*	14,556
1,337	Cara Therapeutics Inc.*	31,339
30,500	Catalent Inc.*	1,608,570
902	Cerecor Inc.*	2,923
1,078	Chiasma Inc.*	5,584
1,384	Collegium Pharmaceutical Inc.*	16,027
3,892	Corcept Therapeutics Inc.*	49,078
860	Corium International Inc.*#(b)(c)	155
974	CorMedix Inc.*	7,480
108,800	Correvio Pharma Corp.*(a)	223,040
2,868	Cymabay Therapeutics Inc.*	16,979
1,935	Dermira Inc.*	15,499
323	Dova Pharmaceuticals Inc.*(a)	4,842
785	Eloxx Pharmaceuticals Inc.*	4,867
9,644	Endo International PLC*	22,856
640	Evofem Biosciences Inc.*	3,366
339	Evolus Inc.*(a)	5,844
2,632	EyePoint Pharmaceuticals Inc.*	3,948
7,544	Horizon Therapeutics PLC*	208,441
2,673	Innoviva Inc.*	30,980
32,149	Intersect ENT Inc.*	526,601
1,971	Intra-Cellular Therapies Inc.*	16,872
2,274	Jazz Pharmaceuticals PLC*	291,413
1,102	Kala Pharmaceuticals Inc.*	4,529

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

HEALTH CARE — 14.3% — (continued)

Pharmaceuticals — 1.4% — (continued)
331	Kaleido Biosciences Inc.*	$3,098
1,196	Lannett Co., Inc.*(a)	12,319
345	Liquidia Technologies Inc.*	1,401
12,936	Mallinckrodt PLC*(a)	33,504
1,814	Marinus Pharmaceuticals Inc.*	2,086
936	Menlo Therapeutics Inc.*	4,605
1,807	MyoKardia Inc.*	97,162
6,876	Nektar Therapeutics, Class A Shares*	120,811
290	NGM Biopharmaceuticals Inc.*	5,142
1,503	Ocular Therapeutix Inc.*(a)	6,448
285	Odonate Therapeutics Inc.*	8,781
1,961	Omeros Corp.*(a)	36,259
987	Optinose Inc.*(a)	7,560
430	Osmotica Pharmaceuticals PLC*	1,316
14,260	Pacira BioSciences Inc.*	531,042
1,169	Paratek Pharmaceuticals Inc.*(a)	4,372
5,182	Perrigo Co. PLC	242,414
878	Phibro Animal Health Corp., Class A Shares	18,131
17,344	Prestige Consumer Healthcare Inc.*	552,927
831	Reata Pharmaceuticals Inc., Class A Shares*	64,070
623	resTORbio Inc.*	5,993
1,845	Revance Therapeutics Inc.*	19,557
2,481	SIGA Technologies Inc.*	12,455
1,532	Strongbridge Biopharma PLC*	3,968
12,472	Supernus Pharmaceuticals Inc.*	337,118
8,261	TherapeuticsMD Inc.*(a)	23,874
1,848	Theravance Biopharma Inc.*	40,712
904	Tricida Inc.*	31,541
397	Verrica Pharmaceuticals Inc.*	3,934
934	WaVe Life Sciences Ltd.*	21,482
1,114	Xeris Pharmaceuticals Inc.*	12,911
1,767	Zogenix Inc.*	75,433
870	Zynerba Pharmaceuticals Inc.*(a)	9,300

	Total Pharmaceuticals	5,825,921

	TOTAL HEALTH CARE	60,214,937

INDUSTRIALS — 17.4%

Aerospace & Defense — 2.3%
1,390	AAR Corp.	59,714
2,976	Aerojet Rocketdyne Holdings Inc.*	155,436
889	Aerovironment Inc.*	45,810
1,006	Astronics Corp.*	27,675
2,379	Axon Enterprise Inc.*	142,669
3,909	BWX Technologies Inc.	231,413
1,295	Cubic Corp.	89,705
1,753	Curtiss-Wright Corp.	214,988
423	Ducommun Inc.*	17,419
18,056	HEICO Corp., Class A Shares	1,992,660
3,490	Hexcel Corp.	293,684
1,670	Huntington Ingalls Industries Inc.	349,030
3,724	Kratos Defense & Security Solutions Inc.*	74,368
2,162	Maxar Technologies Inc.	15,307
7,784	Mercury Systems Inc.*	666,544
1,307	Moog Inc., Class A Shares	106,194

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Aerospace & Defense — 2.3% — (continued)
200	National Presto Industries Inc.	$17,142
809	Park Aerospace Corp.	13,672
764	Parsons Corp.*	25,991
14,238	Spirit AeroSystems Holdings Inc., Class A Shares	1,147,583
6,739	Teledyne Technologies Inc.*	2,079,588
3,138	TransDigm Group Inc.	1,689,248
2,054	Triumph Group Inc.	42,682
458	Vectrus Inc.*	18,531
2,024	Wesco Aircraft Holdings Inc.*	22,264

	Total Aerospace & Defense	9,539,317

Air Freight & Logistics — 0.1%
2,415	Air Transport Services Group Inc.*	48,783
929	Atlas Air Worldwide Holdings Inc.*	24,015
1,050	Echo Global Logistics Inc.*	21,042
1,194	Forward Air Corp.	74,386
1,383	Hub Group Inc., Class A Shares*	59,552
1,467	Radiant Logistics Inc.*	7,159
3,767	XPO Logistics Inc.*	266,929

	Total Air Freight & Logistics	501,866

Airlines — 0.2%
4,967	Alaska Air Group Inc.	296,629
536	Allegiant Travel Co., Class A Shares	76,107
1,296	Copa Holdings SA, Class A Shares(a)	133,721
1,928	Hawaiian Holdings Inc.	47,063
12,373	JetBlue Airways Corp.*	214,300
861	Mesa Air Group Inc.*	5,562
2,036	SkyWest Inc.	116,582
2,784	Spirit Airlines Inc.*	104,511

	Total Airlines	994,475

Building Products — 1.1%
1,695	AAON Inc.	81,309
1,446	Advanced Drainage Systems Inc.	45,390
3,841	Allegion PLC	369,773
630	American Woodmark Corp.*	51,893
5,691	AO Smith Corp.	264,745
1,058	Apogee Enterprises Inc.	39,072
764	Armstrong Flooring Inc.*	5,172
1,998	Armstrong World Industries Inc.	190,749
4,622	Builders FirstSource Inc.*	89,898
990	Caesarstone Ltd.	14,840
1,462	Continental Building Products Inc.*	36,755
1,547	Cornerstone Building Brands Inc.*	7,256
597	CSW Industrials Inc.	40,722
5,718	Fortune Brands Home & Security Inc.	291,961
1,338	Gibraltar Industries Inc.*	53,881
1,489	Griffon Corp.	25,983
677	Insteel Industries Inc.	12,660
2,826	JELD-WEN Holding Inc.*	48,777
1,454	Lennox International Inc.	368,996
1,030	Masonite International Corp.*	54,992
4,413	Owens Corning	253,130
895	Patrick Industries Inc.*	32,345

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Building Products — 1.1% — (continued)
2,348	PGT Innovations Inc.*	$37,568
1,437	Quanex Building Products Corp.	24,745
27,909	Resideo Technologies Inc.*	384,586
5,696	Simpson Manufacturing Co., Inc.	365,683
13,711	Trex Co., Inc.*	1,172,702
2,413	Universal Forest Products Inc.	94,348

	Total Building Products	4,459,931

Commercial Services & Supplies — 2.1%
2,701	ABM Industries Inc.	100,639
4,135	ACCO Brands Corp.	38,331
4,700	ADT Inc.(a)	22,372
2,998	Advanced Disposal Services Inc.*	97,195
1,976	Brady Corp., Class A Shares	93,287
1,199	BrightView Holdings Inc.*	21,978
2,035	Brink’s Co. (The)	153,134
1,839	Casella Waste Systems Inc., Class A Shares*	83,675
1,390	CECO Environmental Corp.*	9,661
235	Charah Solutions Inc.*	667
889	Cimpress NV*	101,959
10,812	Clean Harbors Inc.*	795,223
35,281	Covanta Holding Corp.	606,833
1,808	Deluxe Corp.	83,313
1,127	Ennis Inc.	22,664
29,944	Healthcare Services Group Inc.	675,237
554	Heritage-Crystal Clean Inc.*	13,573
2,397	Herman Miller Inc.	101,345
1,808	HNI Corp.	56,392
5,476	IAA Inc.*	267,503
2,344	Interface Inc., Class A Shares	25,901
5,490	KAR Auction Services Inc.	145,814
1,556	Kimball International Inc., Class B Shares	27,308
1,958	Knoll Inc.	45,151
1,267	LSC Communications Inc.	1,647
15,372	Matthews International Corp., Class A Shares	450,553
1,001	McGrath RentCorp	64,094
1,872	Mobile Mini Inc.	58,519
6,221	MSA Safety Inc.	657,124
157	NL Industries Inc.*	579
407	NRC Group Holdings Corp.*	4,778
787	PICO Holdings Inc.*	7,579
6,102	Pitney Bowes Inc.	21,723
1,140	Quad/Graphics Inc.	10,249
5,812	Rollins Inc.	190,692
2,548	RR Donnelley & Sons Co.	6,166
973	SP Plus Corp.*	33,578
3,601	Steelcase Inc., Class A Shares	55,924
21,065	Stericycle Inc.*	945,608
35,548	Team Inc.*	585,831
2,227	Tetra Tech Inc.	180,654
615	UniFirst Corp.	120,485
886	US Ecology Inc.	53,665
802	Viad Corp.	51,833
363	VSE Corp.	11,558
19,174	Waste Connections Inc.	1,762,091

	Total Commercial Services & Supplies	8,864,085

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Construction & Engineering — 0.7%
6,389	AECOM*	$226,682
1,206	Aegion Corp., Class A Shares*	23,807
965	Ameresco Inc., Class A Shares*	13,896
2,012	Arcosa Inc.	65,370
593	Argan Inc.	24,497
1,508	Comfort Systems USA Inc.	58,299
279	Concrete Pumping Holdings Inc.*	1,233
496	Construction Partners Inc., Class A Shares*	8,179
12,698	Dycom Industries Inc.*	565,061
2,275	EMCOR Group Inc.	198,926
5,704	Fluor Corp.	100,790
1,937	Granite Construction Inc.	55,088
2,510	Great Lakes Dredge & Dock Corp.*	27,208
295	IES Holdings Inc.*	5,567
5,415	Jacobs Engineering Group Inc.	481,177
2,455	MasTec Inc.*	154,346
677	MYR Group Inc.*	19,410
371	Northwest Pipe Co.*	8,533
421	NV5 Global Inc.*	25,988
1,845	Primoris Services Corp.	36,051
5,796	Quanta Services Inc.	196,484
1,080	Sterling Construction Co., Inc.*	12,085
1,678	Tutor Perini Corp.*	16,763
3,176	Valmont Industries Inc.	430,348
2,149	Willscot Corp., Class A Shares*	29,979

	Total Construction & Engineering	2,785,767

Electrical Equipment — 0.8%
38,358	ABB Ltd., ADR(a)	729,569
1,626	Acuity Brands Inc.	203,917
249	Allied Motion Technologies Inc.	8,020
877	American Superconductor Corp.*	6,727
1,904	Atkore International Group Inc.*	55,235
7,245	AZZ Inc.	299,001
27,196	Babcock & Wilcox Enterprises Inc.*(a)	100,081
2,271	Bloom Energy Corp., Class A Shares*(a)	10,174
854	Encore Wire Corp.	46,107
872	Energous Corp.*	3,174
1,787	EnerSys	100,072
2,496	Generac Holdings Inc.*	194,663
2,559	GrafTech International Ltd.	31,194
2,226	Hubbell Inc., Class B Shares	291,918
6,408	nVent Electric PLC	129,826
9,516	Plug Power Inc.*	20,650
358	Powell Industries Inc.	13,003
102	Preformed Line Products Co.	5,227
1,740	Regal Beloit Corp.	123,366
42,773	Schneider Electric SE, ADR(a)	716,448
6,520	Sensata Technologies Holding PLC*	297,182
4,554	Sunrun Inc.*	69,813
1,356	Thermon Group Holdings Inc.*	29,493
1,193	TPI Composites Inc.*	21,045
715	Vicor Corp.*	21,800
1,903	Vivint Solar Inc.*	15,338

	Total Electrical Equipment	3,543,043

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Industrial Conglomerates — 0.5%
2,307	Carlisle Cos., Inc.	$334,423
1,515	Raven Industries Inc.	44,192
4,475	Roper Technologies Inc.	1,641,251

	Total Industrial Conglomerates	2,019,866

Machinery — 5.0%
21,607	Actuant Corp., Class A Shares	479,891
2,604	AGCO Corp.	179,989
392	Alamo Group Inc.	44,759
11,704	Albany International Corp., Class A Shares	962,303
4,711	Allison Transmission Holdings Inc.	209,310
20,857	Altra Industrial Motion Corp.	542,073
893	Astec Industries Inc.	24,647
8,344	Atlas Copco AB, ADR(a)	250,570
11,760	Barnes Group Inc.	527,436
599	Blue Bird Corp.*	10,926
1,670	Briggs & Stratton Corp.	7,214
1,464	Chart Industries Inc.*	91,998
806	CIRCOR International Inc.*	27,702
3,856	Colfax Corp.*(a)	104,883
937	Columbus McKinnon Corp.	30,331
1,068	Commercial Vehicle Group Inc.*	6,782
2,054	Crane Co.	156,597
5,238	Donaldson Co., Inc.	253,310
909	Douglas Dynamics Inc.	37,960
203	Eastern Co. (The)	4,478
1,632	Energy Recovery Inc.*	15,781
855	EnPro Industries Inc.	53,249
46,541	Epiroc AB, ADR	481,699
1,047	ESCO Technologies Inc.	79,708
2,970	Evoqua Water Technologies Corp.*	45,916
2,471	Federal Signal Corp.	73,413
27,023	Flowserve Corp.	1,153,342
1,922	Franklin Electric Co., Inc.	88,124
5,345	Gardner Denver Holdings Inc.*	153,295
2,020	Gates Industrial Corp. PLC*	17,574
303	Gencor Industries Inc.*	3,466
669	Gorman-Rupp Co. (The)	19,983
11,874	Graco Inc.	541,098
303	Graham Corp.	5,578
1,374	Greenbrier Cos., Inc. (The)	32,000
61,953	Harsco Corp.*	1,108,959
1,211	Helios Technologies Inc.	51,819
2,576	Hillenbrand Inc.	70,685
226	Hurco Cos., Inc.	7,212
408	Hyster-Yale Materials Handling Inc.	22,256
7,915	IDEX Corp.	1,303,680
3,589	ITT Inc.	204,286
1,269	John Bean Technologies Corp.	129,844
468	Kadant Inc.	38,512
3,401	Kennametal Inc.	101,656
341	LB Foster Co., Class A Shares*	6,789
11,428	Lincoln Electric Holdings Inc.	943,496
19,297	Lindsay Corp.	1,703,153
1,123	Luxfer Holdings PLC	17,642

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Machinery — 5.0% — (continued)
17,218	Lydall Inc.*	$346,254
1,542	Manitowoc Co., Inc. (The)*	19,275
3,312	Meritor Inc.*	55,708
2,275	Middleby Corp. (The)*	249,477
2,693	Milacron Holdings Corp.*	42,684
418	Miller Industries Inc.	13,079
2,231	Mueller Industries Inc.	58,809
6,521	Mueller Water Products Inc., Class A Shares	68,210
2,051	Navistar International Corp.*	47,173
1,578	NN Inc.	10,131
2,349	Nordson Corp.	319,370
102	Omega Flex Inc.	8,588
2,848	Oshkosh Corp.	200,129
384	Park-Ohio Holdings Corp.	10,441
7,030	Pentair PLC	252,518
1,116	Proto Labs Inc.*	105,730
989	RBC Bearings Inc.*	157,775
1,127	REV Group Inc.	14,527
4,349	Rexnord Corp.*	113,857
2,254	Snap-on Inc.	335,125
1,405	Spartan Motors Inc.	17,717
1,814	SPX Corp.*	68,841
1,676	SPX FLOW Inc.*	56,498
495	Standex International Corp.	34,031
723	Tennant Co.	49,446
2,620	Terex Corp.	65,055
15,572	Timken Co. (The)	625,683
1,809	Titan International Inc.	4,703
4,344	Toro Co. (The)	312,811
1,928	TriMas Corp.*	56,645
4,446	Trinity Industries Inc.	77,672
9,719	Twin Disc Inc.*	98,259
2,161	Wabash National Corp.	29,476
25,466	WABCO Holdings Inc.*	3,399,966
1,134	Watts Water Technologies Inc., Class A Shares	103,908
36,359	Welbilt Inc.*	572,291
8,114	Woodward Inc.	875,095

	Total Machinery	21,304,331

Marine — 0.1%
1,817	Costamare Inc.	10,520
2,235	Danaos Corp.*	16,092
1,848	Eagle Bulk Shipping Inc.*	8,501
761	Genco Shipping & Trading Ltd.*	7,275
2,441	Kirby Corp.*	179,633
7,661	Matson Inc.	272,195
2,124	Safe Bulkers Inc.*	4,376
1,967	Scorpio Bulkers Inc.	12,451

	Total Marine	511,043

Professional Services — 2.0%
721	Acacia Research Corp.*	1,882
14,056	ASGN Inc.*	878,078
299	Barrett Business Services Inc.	26,052
477	BG Staffing Inc.	8,939

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Professional Services — 2.0% — (continued)
2,038	CBIZ Inc.*	$45,529
2,139	CoStar Group Inc.*	1,315,207
296	CRA International Inc.	11,512
2,108	Exponent Inc.	149,436
474	Forrester Research Inc.	16,528
390	Franklin Covey Co.*	14,348
10,933	FTI Consulting Inc.*	1,182,295
467	GP Strategies Corp.*	6,015
815	Heidrick & Struggles International Inc.	21,638
911	Huron Consulting Group Inc.*	55,762
727	ICF International Inc.	61,548
1,497	InnerWorkings Inc.*	6,347
1,577	Insperity Inc.	156,218
1,375	Kelly Services Inc., Class A Shares	33,289
900	Kforce Inc.	29,286
2,342	Korn Ferry	91,525
2,450	ManpowerGroup Inc.	200,263
729	Mistras Group Inc.*	10,643
1,569	Navigant Consulting Inc.	43,728
1,371	Resources Connection Inc.	22,690
4,768	Robert Half International Inc.	254,945
10,090	TransUnion	844,029
1,818	TriNet Group Inc.*	122,042
1,601	TrueBlue Inc.*	31,075
2,273	Upwork Inc.*	32,868
15,911	Verisk Analytics Inc., Class A Shares	2,570,263
395	Willdan Group Inc.*	14,279

	Total Professional Services	8,258,259

Road & Rail — 1.3%
364	AMERCO	127,990
1,016	ArcBest Corp.	30,084
19,502	Avis Budget Group Inc.*	483,064
438	Covenant Transportation Group Inc., Class A Shares*	6,298
1,485	Daseke Inc.*	2,614
11,725	Genesee & Wyoming Inc., Class A Shares*	1,300,068
1,964	Heartland Express Inc.	40,399
46,915	Hertz Global Holdings Inc.*	568,141
5,691	JB Hunt Transport Services Inc.	614,856
5,151	Knight-Swift Transportation Holdings Inc., Class A Shares	175,855
1,642	Landstar System Inc.	183,116
1,675	Marten Transport Ltd.	32,947
82	PAM Transportation Services Inc.*	4,731
18,096	Ryder System Inc.	871,684
1,056	Saia Inc.*	90,330
2,331	Schneider National Inc., Class B Shares	45,315
346	Universal Logistics Holdings Inc.	7,249
859	US Xpress Enterprises Inc., Class A Shares*	3,608
34,127	Werner Enterprises Inc.	1,115,270
1,308	YRC Worldwide Inc.*	2,851

	Total Road & Rail	5,706,470

Trading Companies & Distributors — 1.2%
18,134	AerCap Holdings NV*	972,345
4,275	Air Lease Corp., Class A Shares	177,583

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INDUSTRIALS — 17.4% — (continued)

Trading Companies & Distributors — 1.2% — (continued)
2,099	Aircastle Ltd.	$45,863
1,586	Applied Industrial Technologies Inc.	84,676
2,805	Beacon Roofing Supply Inc.*	89,423
285	BlueLinx Holdings Inc.*	8,177
2,712	BMC Stock Holdings Inc.*	68,966
658	CAI International Inc.*	13,936
677	DXP Enterprises Inc.*	21,969
170	EVI Industries Inc.(a)	5,068
39,594	Fastenal Co.	1,212,368
649	Foundation Building Materials Inc.*	11,117
1,462	GATX Corp.	108,510
295	General Finance Corp.*	2,440
1,296	GMS Inc.*	38,180
1,324	H&E Equipment Services Inc.	32,160
7,008	HD Supply Holdings Inc.*	272,681
996	Herc Holdings Inc.*	41,115
1,140	Kaman Corp.	66,565
128	Lawson Products Inc.*	4,666
3,366	MRC Global Inc.*	42,311
1,797	MSC Industrial Direct Co., Inc., Class A Shares	121,513
4,485	NOW Inc.*	53,327
19,863	Rush Enterprises Inc., Class A Shares	717,253
192	Rush Enterprises Inc., Class B Shares	7,139
1,659	SiteOne Landscape Supply Inc.*	129,734
460	Systemax Inc.	9,232
1,090	Textainer Group Holdings Ltd.*	8,687
743	Titan Machinery Inc.*	11,190
269	Transcat Inc.*	6,249
2,354	Triton International Ltd.	75,681
6,459	Univar Inc.*	124,982
446	Veritiv Corp.*	7,386
1,317	Watsco Inc.	215,395
1,880	WESCO International Inc.*	84,750
120	Willis Lease Finance Corp.*	7,412

	Total Trading Companies & Distributors	4,900,049

Transportation Infrastructure — 0.0%
3,022	Macquarie Infrastructure Corp.	114,292

	TOTAL INDUSTRIALS	73,502,794

INFORMATION TECHNOLOGY — 19.0%

Communications Equipment — 1.4%
1,519	Acacia Communications Inc.*	95,773
2,047	ADTRAN Inc.	21,023
693	Applied Optoelectronics Inc.*(a)	6,168
33,210	CalAmp Corp.*	318,816
1,825	Calix Inc.*	10,968
1,434	Casa Systems Inc.*	8,260
52,358	Ciena Corp.*	2,143,013
411	Clearfield Inc.*	4,394
7,929	CommScope Holding Co., Inc.*	85,157
996	Comtech Telecommunications Corp.	26,643
225	DASAN Zhone Solutions Inc.*	2,401
1,251	Digi International Inc.*	15,988
1,968	EchoStar Corp., Class A Shares*	83,148

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 19.0% — (continued)

Communications Equipment — 1.4% — (continued)
4,933	Extreme Networks Inc.*	$32,952
4,857	Finisar Corp.*(a)	109,817
3,706	Harmonic Inc.*	24,422
114,760	Infinera Corp.*	611,671
1,829	Inseego Corp.*(a)	8,121
1,313	InterDigital Inc.	64,560
659	KVH Industries Inc.*	6,129
3,123	Lumentum Holdings Inc.*	174,138
1,218	NETGEAR Inc.*	42,289
3,093	NetScout Systems Inc.*	68,510
1,395	Plantronics Inc.	43,343
54,506	Ribbon Communications Inc.*	281,796
253	TESSCO Technologies Inc.	3,739
624	Ubiquiti Inc.	68,958
2,276	ViaSat Inc.*	180,555
95,218	Viavi Solutions Inc.*	1,322,578

	Total Communications Equipment	5,865,330

Electronic Equipment, Instruments & Components — 3.3%
381	Airgain Inc.*	4,279
1,035	Akoustis Technologies Inc.*(a)	7,576
22,975	Amphenol Corp., Class A Shares	2,011,232
1,263	Anixter International Inc.*	75,742
2,652	Arlo Technologies Inc.*	8,327
3,468	Arrow Electronics Inc.*	239,986
4,321	Avnet Inc.	181,007
1,939	AVX Corp.	26,273
1,171	Badger Meter Inc.	60,400
335	Bel Fuse Inc., Class B Shares	3,685
13,879	Belden Inc.	633,021
1,562	Benchmark Electronics Inc.	41,362
129	Coda Octopus Group Inc.*	1,146
6,731	Cognex Corp.	303,434
996	Coherent Inc.*	144,380
1,273	CTS Corp.	36,319
1,375	Daktronics Inc.	9,941
2,573	Dolby Laboratories Inc., Class A Shares	158,394
534	ePlus Inc.*	43,639
1,504	Fabrinet*	75,937
717	FARO Technologies Inc.*	35,305
9,316	Fitbit Inc., Class A Shares*	28,786
23,052	FLIR Systems Inc.	1,135,772
8,895	II-VI Inc.*	333,651
1,463	Insight Enterprises Inc.*	70,312
2,557	IPG Photonics Corp.*	316,378
974	Iteris Inc.*	5,299
29,800	Itron Inc.*	2,069,610
6,101	Jabil Inc.	175,770
2,311	KEMET Corp.	38,709
988	Kimball Electronics Inc.*	13,051
58,386	Knowles Corp.*	1,184,068
981	Littelfuse Inc.	153,105
1,565	Methode Electronics Inc.	49,673
745	MTS Systems Corp.	42,368
505	Napco Security Technologies Inc.*	17,412

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 19.0% — (continued)

Electronic Equipment, Instruments & Components — 3.3% — (continued)
5,341	National Instruments Corp.	$224,322
1,345	nLight Inc.*	17,377
1,386	Novanta Inc.*	103,950
6,685	OSI Systems Inc.*	701,992
518	PAR Technology Corp.*(a)	11,981
440	PC Connection Inc.	15,501
386	PCM Inc.*	13,514
1,196	Plexus Corp.*	68,423
8,186	Rogers Corp.*	1,083,990
2,789	Sanmina Corp.*	80,602
1,128	ScanSource Inc.*	31,877
1,687	SYNNEX Corp.	141,387
1,497	Tech Data Corp.*	138,817
30,040	Trimble Inc.*	1,127,101
4,070	TTM Technologies Inc.*	43,386
5,483	Vishay Intertechnology Inc.	86,796
406	Vishay Precision Group Inc.*	12,688
179	Wrap Technologies Inc.*(a)	743
2,195	Zebra Technologies Corp., Class A Shares*	450,041

	Total Electronic Equipment, Instruments & Components	14,089,837

IT Services — 3.5%
1,831	Alliance Data Systems Corp.	225,121
5,645	Amdocs Ltd.	365,457
28,045	Black Knight Inc.*	1,745,801
5,595	Booz Allen Hamilton Holding Corp., Class A Shares	422,478
1,597	Brightcove Inc.*	19,691
1,009	CACI International Inc., Class A Shares*	224,291
1,415	Carbonite Inc.*	17,051
1,534	Cardtronics PLC, Class A Shares*	45,437
561	Cass Information Systems Inc.	28,387
56,477	Conduent Inc.*	367,665
22,499	CoreLogic Inc.*	1,088,952
1,352	CSG Systems International Inc.	72,846
2,660	Endurance International Group Holdings Inc.*	13,406
2,126	EPAM Systems Inc.*	406,768
6,782	Euronet Worldwide Inc.*	1,038,596
2,496	EVERTEC Inc.	87,011
1,280	Evo Payments Inc., Class A Shares*	37,990
1,441	Exela Technologies Inc.*	1,657
1,382	ExlService Holdings Inc.*	93,561
2,603	Gartner Inc.*	347,943
6,740	Genpact Ltd.	276,070
1,381	GTT Communications Inc.*(a)	13,133
920	Hackett Group Inc. (The)	14,840
335	I3 Verticals Inc., Class A Shares*	7,578
1,089	Information Services Group Inc.*	2,897
516	International Money Express Inc.*	6,729
10,530	InterXion Holding NV*	852,298
3,154	Jack Henry & Associates Inc.	457,204
42,383	KBR Inc.	1,081,614
5,590	Leidos Holdings Inc.	488,342
5,131	Limelight Networks Inc.*	12,468
2,780	LiveRamp Holdings Inc.*	117,761
1,104	ManTech International Corp., Class A Shares	77,589

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 19.0% — (continued)

IT Services — 3.5% — (continued)
2,601	MAXIMUS Inc.	$200,121
980	MongoDB Inc., Class A Shares*(a)	149,264
2,729	NIC Inc.	56,818
9,595	Okta Inc., Class A Shares*	1,213,768
1,221	Paysign Inc.*(a)	16,227
1,322	Perficient Inc.*	48,702
5,834	Perspecta Inc.	151,392
1,910	Presidio Inc.	30,598
695	PRGX Global Inc.*	3,746
482	Priority Technology Holdings Inc.*	2,738
17,220	Repay Holdings Corp.*	218,694
11,309	Sabre Corp.	267,345
2,421	Science Applications International Corp.	213,072
675	StarTek Inc.*	4,205
2,427	Switch Inc., Class A Shares	39,803
1,567	Sykes Enterprises Inc.*	45,443
571	TTEC Holdings Inc.	26,786
371	Tucows Inc., Class A Shares*	18,721
27,173	Unisys Corp.*(a)	177,711
2,409	USA Technologies Inc.*	19,826
4,053	Verra Mobility Corp., Class A Shares*	56,418
1,209	Virtusa Corp.*	43,693
5,543	WEX Inc.*	1,133,821
10,000	WNS Holdings Ltd., ADR*	607,800

	Total IT Services	14,805,344

Semiconductors & Semiconductor Equipment — 2.6%
1,082	Adesto Technologies Corp.*	11,036
13,202	Advanced Energy Industries Inc.*	681,751
854	Alpha & Omega Semiconductor Ltd.*	10,060
1,300	Ambarella Inc.*	72,631
3,847	Amkor Technology Inc.*	33,661
1,095	Aquantia Corp.*	14,432
1,317	Axcelis Technologies Inc.*	20,163
1,335	AXT Inc.*	4,526
35,265	Brooks Automation Inc.	1,175,383
5,994	Cabot Microelectronics Corp.	747,152
10,099	CEVA Inc.*	317,210
2,404	Cirrus Logic Inc.*	128,951
1,674	Cohu Inc.	19,954
4,315	Cree Inc.*	185,243
55,978	Cypress Semiconductor Corp.	1,288,054
1,687	Diodes Inc.*	61,660
887	DSP Group Inc.*	12,276
3,726	Enphase Energy Inc.*	110,550
13,719	Entegris Inc.	587,585
3,381	First Solar Inc.*	209,859
3,009	FormFactor Inc.*	51,424
606	GSI Technology Inc.*	5,090
939	Ichor Holdings Ltd.*	19,963
4,999	Impinj Inc.*(a)	181,864
1,845	Inphi Corp.*	112,896
5,138	Lattice Semiconductor Corp.*	101,167
50,360	MACOM Technology Solutions Holdings Inc.*	989,070
2,681	MaxLinear Inc., Class A Shares*	53,137

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 19.0% — (continued)

Semiconductors & Semiconductor Equipment — 2.6% — (continued)
5,467	MKS Instruments Inc.	$428,011
1,716	Monolithic Power Systems Inc.	258,361
956	Nanometrics Inc.*	26,089
1,552	NeoPhotonics Corp.*	9,716
187	NVE Corp.	12,005
16,744	ON Semiconductor Corp.*	298,043
1,169	PDF Solutions Inc.*	13,689
2,730	Photronics Inc.*	29,484
1,151	Power Integrations Inc.	102,462
60,117	Rambus Inc.*	753,867
1,305	Rudolph Technologies Inc.*	28,697
2,675	Semtech Corp.*	112,270
1,754	Silicon Laboratories Inc.*	191,186
455	SMART Global Holdings Inc.*	12,927
2,557	SunPower Corp., Class A Shares*	32,014
1,409	Synaptics Inc.*	45,116
7,019	Teradyne Inc.	371,796
1,579	Ultra Clean Holdings Inc.*	18,853
1,752	Universal Display Corp.	359,984
43,467	Veeco Instruments Inc.*	402,504
4,478	Versum Materials Inc.	232,856
1,997	Xperi Corp.	36,585

	Total Semiconductors & Semiconductor Equipment	10,983,263

Software — 7.7%
2,320	2U Inc.*	41,482
31,215	8x8 Inc.*	758,837
2,126	A10 Networks Inc.*	14,754
26,384	ACI Worldwide Inc.*	785,716
709	Agilysys Inc.*	19,320
1,521	Alarm.com Holdings Inc.*	72,400
1,587	Altair Engineering Inc., Class A Shares*	54,529
1,866	Alteryx Inc., Class A Shares*	265,812
1,240	American Software Inc., Class A Shares	19,542
3,369	Anaplan Inc.*	183,038
8,530	ANSYS Inc.*	1,761,957
617	Appfolio Inc., Class A Shares*	60,941
1,291	Appian Corp., Class A Shares*(a)	76,776
7,894	Aspen Technology Inc.*	1,051,481
1,748	Avalara Inc.*	147,426
4,587	Avaya Holdings Corp.*	64,768
1,200	Benefitfocus Inc.*	31,344
1,997	Blackbaud Inc.	181,667
35,990	Blackline Inc.*	1,832,971
20,006	Bottomline Technologies de Inc.*	825,047
5,931	Box Inc., Class A Shares*	86,771
2,307	Carbon Black Inc.*	60,213
4,999	CDK Global Inc.	215,757
2,960	Ceridian HCM Holding Inc.*	170,999
950	ChannelAdvisor Corp.*	8,170
3,777	Cision Ltd.*	26,137
86,071	Cloudera Inc.*(a)	614,547
1,423	CommVault Systems Inc.*	61,716
2,271	Cornerstone OnDemand Inc.*	118,478
2,509	Coupa Software Inc.*	348,575

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 19.0% — (continued)

Software — 7.7% — (continued)
435	Digimarc Corp.*	$17,200
3,178	Digital Turbine Inc.*	24,185
6,267	DocuSign Inc., Class A Shares*	292,606
729	Domo Inc., Class B Shares*	18,101
949	Ebix Inc.	33,614
682	eGain Corp.*	4,897
1,532	Elastic NV*	134,648
12,863	Envestnet Inc.*	735,892
1,344	Everbridge Inc.*	115,853
3,386	Fair Isaac Corp.*	1,194,310
59,580	FireEye Inc.*	800,159
2,401	Five9 Inc.*	151,767
1,681	ForeScout Technologies Inc.*	60,230
1,270	GTY Technology Holdings Inc.*	7,950
3,347	Guidewire Software Inc.*	321,914
1,635	HubSpot Inc.*	326,477
2,102	Ideanomics Inc.*(a)	3,363
1,393	Instructure Inc.*	57,615
281	Intelligent Systems Corp.*	14,862
1,900	j2 Global Inc.	160,740
2,474	LivePerson Inc.*	98,317
2,015	LogMeIn Inc.	134,683
231	Majesco*	1,936
2,645	Manhattan Associates Inc.*	218,556
330	MicroStrategy Inc., Class A Shares*	47,286
14,370	Mimecast Ltd.*	588,164
1,166	Mitek Systems Inc.*	11,823
3,970	MobileIron Inc.*	27,393
1,337	Model N Inc.*	38,278
1,612	Monotype Imaging Holdings Inc.	31,837
1,917	New Relic Inc.*	109,921
4,990	Nice Ltd., ADR*	764,718
112,437	Nuance Communications Inc.*	1,890,066
5,719	Nutanix Inc., Class A Shares*	138,571
24,807	OneSpan Inc.*	334,895
426	Pagerduty Inc.*(a)	16,729
2,021	Paycom Software Inc.*	505,493
4,979	Paylocity Holding Corp.*	543,806
1,564	Pegasystems Inc.	109,715
2,588	Pluralsight Inc., Class A Shares*	41,667
1,841	Progress Software Corp.	69,553
8,647	Proofpoint Inc.*	982,386
21,001	PROS Holdings Inc.*	1,491,491
4,265	PTC Inc.*	279,230
1,631	Q2 Holdings Inc.*	146,708
431	QAD Inc., Class A Shares	17,464
10,013	Qualys Inc.*	797,235
1,987	Rapid7 Inc.*	106,682
3,257	RealPage Inc.*	207,373
1,073	Rimini Street Inc.*	5,118
2,875	RingCentral Inc., Class A Shares*	405,749
3,545	SailPoint Technologies Holding Inc.*	79,869
333	SecureWorks Corp., Class A Shares*(a)	4,019
361	SharpSpring Inc.*(a)	4,188

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

INFORMATION TECHNOLOGY — 19.0% — (continued)

Software — 7.7% — (continued)
360	ShotSpotter Inc.*	$9,803
13,263	Smartsheet Inc., Class A Shares*	644,582
1,872	SolarWinds Corp.*	31,861
1,486	SPS Commerce Inc.*	75,102
3,469	SVMK Inc.*	58,071
1,577	Synchronoss Technologies Inc.*	12,553
1,631	Telaria Inc.*	16,277
1,092	Telenav Inc.*	12,361
1,538	Tenable Holdings Inc.*	35,066
4,783	Teradata Corp.*	147,651
89,575	TiVo Corp.	674,500
1,557	Trade Desk Inc. (The), Class A Shares*	382,664
10,349	Tyler Technologies Inc.*	2,654,932
928	Upland Software Inc.*	35,264
1,204	Varonis Systems Inc.*	82,257
36,868	Verint Systems Inc.*	1,964,696
2,699	VirnetX Holding Corp.*(a)	14,197
1,448	Workiva Inc., Class A Shares*	69,663
3,846	Yext Inc.*	60,651
4,422	Zendesk Inc.*	354,644
2,129	Zix Corp.*	15,648
2,522	Zscaler Inc.*	173,362
3,527	Zuora Inc., Class A Shares*	53,081

	Total Software	32,267,359

Technology Hardware, Storage & Peripherals — 0.5%
4,794	3D Systems Corp.*	33,558
272	AstroNova Inc.	4,469
1,054	Avid Technology Inc.*	7,863
1,690	Cray Inc.*	59,032
46,525	Diebold Nixdorf Inc.*	521,545
1,328	Immersion Corp.*	10,903
20,259	NCR Corp.*	638,361
9,480	Pure Storage Inc., Class A Shares*	154,334
13,350	Quantum Corp.*	79,966
295	Sonim Technologies Inc.*	2,142
16,226	Stratasys Ltd.*	386,503
7,636	Xerox Holdings Corp.	221,368

	Total Technology Hardware, Storage & Peripherals	2,120,044

	TOTAL INFORMATION TECHNOLOGY	80,131,177

MATERIALS — 5.1%

Chemicals — 2.1%
664	Advanced Emissions Solutions Inc.	8,380
1,169	AdvanSix Inc.*	26,115
13,294	Albemarle Corp.(a)	820,639
1,301	American Vanguard Corp.	18,435
1,175	Amyris Inc.*(a)	4,442
2,551	Ashland Global Holdings Inc.	186,835
8,455	Axalta Coating Systems Ltd.*	244,180
1,304	Balchem Corp.	115,782
2,397	Cabot Corp.	95,880
9,071	CF Industries Holdings Inc.	437,131
289	Chase Corp.	28,964
6,789	Chemours Co. (The)	96,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Chemicals — 2.1% — (continued)
11,249	Ecolab Inc.	$2,320,781
9,381	Element Solutions Inc.*	87,525
3,457	Ferro Corp.*	35,227
2,004	Flotek Industries Inc.*	4,188
1,023	FutureFuel Corp.	11,028
13,690	GCP Applied Technologies Inc.*	240,259
423	Hawkins Inc.	18,760
2,096	HB Fuller Co.	89,311
9,182	Huntsman Corp.	182,905
8,751	Ingevity Corp.*	666,564
8,467	Innophos Holdings Inc.	237,838
1,007	Innospec Inc.	83,762
3,591	Intrepid Potash Inc.*	10,665
743	Koppers Holdings Inc.*	19,697
21,331	Kraton Corp.*	585,323
934	Kronos Worldwide Inc.	10,227
5,850	Livent Corp.*	35,978
973	LSB Industries Inc.*	4,544
1,702	Marrone Bio Innovations Inc.*(a)	2,332
1,469	Minerals Technologies Inc.	70,806
281	NewMarket Corp.	133,405
6,735	Olin Corp.	114,360
1,668	OMNOVA Solutions Inc.*	16,763
2,458	Orion Engineered Carbons SA	34,191
3,203	PolyOne Corp.	102,528
1,613	PQ Group Holdings Inc.*	23,050
542	Quaker Chemical Corp.	86,102
2,136	Rayonier Advanced Materials Inc.	7,497
5,302	RPM International Inc.	358,786
1,619	Scotts Miracle-Gro Co. (The)	172,132
1,711	Sensient Technologies Corp.	111,763
847	Stepan Co.	80,795
792	Trecora Resources*	7,168
977	Tredegar Corp.	16,892
1,707	Trinseo SA	59,899
25,153	Tronox Holdings PLC, Class A Shares	186,887
599	Valhi Inc.	1,168
7,726	Valvoline Inc.	174,608
1,438	Westlake Chemical Corp.	84,252
2,331	WR Grace & Co.	157,832

	Total Chemicals	8,730,781

Construction Materials — 0.6%
1,871	Eagle Materials Inc.	157,520
749	Forterra Inc.*	4,479
31,637	Summit Materials Inc., Class A Shares*	663,744
79	United States Lime & Minerals Inc.	6,097
670	US Concrete Inc.*	27,148
13,085	Vulcan Materials Co.	1,848,256

	Total Construction Materials	2,707,244

Containers & Packaging — 1.6%
8,368	AptarGroup Inc.	1,022,737
745	Ardagh Group SA, Class A Shares	12,464
13,757	Avery Dennison Corp.	1,589,896

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Containers & Packaging — 1.6% — (continued)
16,047	Berry Global Group Inc.*	$628,080
29,860	Crown Holdings Inc.*	1,965,982
12,082	Graphic Packaging Holding Co.	166,852
1,038	Greif Inc., Class A Shares	36,527
255	Greif Inc., Class B Shares	10,611
1,435	Myers Industries Inc.	24,151
6,445	Owens-Illinois Inc.	65,546
3,849	Packaging Corp. of America	387,132
6,384	Sealed Air Corp.	254,211
16,138	Silgan Holdings Inc.	480,267
4,072	Sonoco Products Co.	232,918
306	UFP Technologies Inc.*	12,785

	Total Containers & Packaging	6,890,159

Materials — 0.0%
1,140	A. Schulman Inc.*#(b)(c)	494

Metals & Mining — 0.7%
12,527	AK Steel Holding Corp.*(a)	27,058
57,871	Alamos Gold Inc., Class A Shares	407,991
7,619	Alcoa Corp.*	136,609
5,218	Allegheny Technologies Inc.*	103,421
1,903	Carpenter Technology Corp.	92,562
1,813	Century Aluminum Co.*	9,990
64,146	Cleveland-Cliffs Inc.(a)	509,319
8,401	Coeur Mining Inc.*	45,953
4,886	Commercial Metals Co.	76,564
1,411	Compass Minerals International Inc.	70,169
3,346	Ferroglobe Representation & Warranty Insurance Trust*#(b)	—
1,912	Gold Resource Corp.	6,520
468	Haynes International Inc.	13,979
19,538	Hecla Mining Co.	34,778
665	Kaiser Aluminum Corp.	58,806
839	Materion Corp.	49,367
267	Mayville Engineering Co., Inc.*	3,530
9,521	Novagold Resources Inc.*	70,836
372	Olympic Steel Inc.	3,999
2,676	Reliance Steel & Aluminum Co.	260,187
2,682	Royal Gold Inc.	357,725
539	Ryerson Holding Corp.*	3,703
1,032	Schnitzer Steel Industries Inc., Class A Shares	22,848
8,735	Steel Dynamics Inc.	235,845
3,668	SunCoke Energy Inc.*	22,888
272	Synalloy Corp.	4,363
1,755	TimkenSteel Corp.*	9,161
7,171	United States Steel Corp.(a)	79,383
2,136	Warrior Met Coal Inc.	44,642
1,611	Worthington Industries Inc.	55,902

	Total Metals & Mining	2,818,098

Paper & Forest Products — 0.1%
1,619	Boise Cascade Co.	50,837
640	Clearwater Paper Corp.*	10,253
2,602	Domtar Corp.	85,736
5,055	Louisiana-Pacific Corp.	121,522
675	Neenah Inc.	43,052

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

MATERIALS — 5.1% — (continued)

Paper & Forest Products — 0.1% — (continued)
1,866	PH Glatfelter Co.	$26,833
1,278	Schweitzer-Mauduit International Inc.	42,864
1,388	Verso Corp., Class A Shares*	14,171

	Total Paper & Forest Products	395,268

	TOTAL MATERIALS	21,542,044

REAL ESTATE — 7.1%

Equity Real Estate Investment Trusts (REITs) — 6.3%
3,401	Acadia Realty Trust	93,017
1,520	Agree Realty Corp.	113,529
2,856	Alexander & Baldwin Inc.	65,374
79	Alexander’s Inc.	29,828
1,912	American Assets Trust Inc.	89,596
5,596	American Campus Communities Inc.	260,102
4,424	American Finance Trust Inc.(a)	52,955
10,539	American Homes 4 Rent, Class A Shares	269,588
7,837	Americold Realty Trust	285,424
6,042	Apartment Investment & Management Co., Class A Shares	308,142
8,704	Apple Hospitality REIT Inc.	138,655
2,024	Armada Hoffler Properties Inc.	35,096
3,221	Ashford Hospitality Trust Inc.	9,019
830	Bluerock Residential Growth REIT Inc., Class A Shares	10,267
1,135	Braemar Hotels & Resorts Inc.	10,408
7,283	Brandywine Realty Trust	104,511
12,211	Brixmor Property Group Inc.	225,049
340	BRT Apartments Corp.	4,923
3,810	Camden Property Trust	412,433
3,944	CareTrust REIT Inc.	93,828
1,883	CatchMark Timber Trust Inc., Class A Shares	18,661
6,331	CBL & Associates Properties Inc.(a)	5,761
3,374	Cedar Realty Trust Inc.	7,996
1,931	Chatham Lodging Trust	32,035
2,498	Chesapeake Lodging Trust	64,324
195	CIM Commercial Trust Corp.	3,900
1,758	City Office REIT Inc.	23,803
586	Clipper Realty Inc.	6,411
19,861	Colony Capital Inc.	89,375
4,889	Columbia Property Trust Inc.	104,576
717	Community Healthcare Trust Inc.	30,573
4,934	CoreCivic Inc.	83,631
532	CorEnergy Infrastructure Trust Inc.	23,999
1,837	CorePoint Lodging Inc.	16,717
1,496	CoreSite Realty Corp.	173,805
4,583	Corporate Office Properties Trust	132,403
5,967	Cousins Properties Inc.	207,055
7,725	CubeSmart	277,250
13,454	CyrusOne Inc.	988,331
8,419	DiamondRock Hospitality Co.	79,728
6,574	Douglas Emmett Inc.	277,423
14,731	Duke Realty Corp.	490,100
2,864	Easterly Government Properties Inc.	58,855
1,463	EastGroup Properties Inc.	182,173
6,142	Empire State Realty Trust Inc., Class A Shares	86,357
3,084	EPR Properties	241,323

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 7.1% — (continued)

Equity Real Estate Investment Trusts (REITs) — 6.3% — (continued)
84,067	Equity Commonwealth	$2,829,695
3,478	Equity LifeStyle Properties Inc.	468,556
2,998	Essential Properties Realty Trust Inc.	68,085
1,079	Farmland Partners Inc.(a)	6,506
5,162	First Industrial Realty Trust Inc.	201,060
2,829	Four Corners Property Trust Inc.	80,598
4,480	Franklin Street Properties Corp.	33,914
2,087	Front Yard Residential Corp.	23,145
8,284	Gaming and Leisure Properties Inc.	324,070
4,823	GEO Group Inc. (The)	82,763
1,431	Getty Realty Corp.	45,449
1,243	Gladstone Commercial Corp.	28,179
777	Gladstone Land Corp.	8,943
1,295	Global Medical REIT Inc.	14,154
3,504	Global Net Lease Inc.	67,207
2,541	Hannon Armstrong Sustainable Infrastructure Capital Inc.	70,208
5,238	Healthcare Realty Trust Inc.	174,059
8,383	Healthcare Trust of America Inc., Class A Shares	237,742
1,352	Hersha Hospitality Trust, Class A Shares	18,793
4,209	Highwoods Properties Inc.	181,871
6,710	Hospitality Properties Trust	161,979
6,232	Hudson Pacific Properties Inc.	211,888
3,690	Independence Realty Trust Inc.	51,328
2,580	Industrial Logistics Properties Trust	55,186
386	Innovative Industrial Properties Inc., Class A Shares	34,416
459	Investors Real Estate Trust	31,786
11,696	Iron Mountain Inc.	372,518
2,451	iStar Inc.	31,373
22,066	JBG SMITH Properties	844,245
973	Jernigan Capital Inc.	18,789
4,055	Kilroy Realty Corp.	315,722
16,607	Kimco Realty Corp.	305,237
3,249	Kite Realty Group Trust	46,428
3,479	Lamar Advertising Co., Class A Shares	266,665
9,463	Lexington Realty Trust	98,321
6,051	Liberty Property Trust	315,378
1,907	Life Storage Inc.	202,066
1,526	LTC Properties Inc.	74,469
5,789	Macerich Co. (The)	165,160
3,729	Mack-Cali Realty Corp.	75,960
17,958	Medical Properties Trust Inc.	333,839
3,896	Monmouth Real Estate Investment Corp.	51,116
1,715	National Health Investors Inc.	142,276
6,650	National Retail Properties Inc.	373,398
2,359	National Storage Affiliates Trust	78,932
3,400	New Senior Investment Group Inc.	21,250
756	NexPoint Residential Trust Inc.	35,078
1,793	NorthStar Realty Europe Corp.	30,355
1,929	Office Properties Income Trust	52,295
8,767	Omega Healthcare Investors Inc.	356,642
612	One Liberty Properties Inc.	16,389
5,777	Outfront Media Inc.	158,752
8,429	Paramount Group Inc.	111,094
8,262	Park Hotels & Resorts Inc.	194,570

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 7.1% — (continued)

Equity Real Estate Investment Trusts (REITs) — 6.3% — (continued)
5,301	Pebblebrook Hotel Trust	$142,968
2,751	Pennsylvania Real Estate Investment Trust(a)	14,140
7,603	Physicians Realty Trust	131,684
5,222	Piedmont Office Realty Trust Inc., Class A Shares	103,082
2,730	PotlatchDeltic Corp.	105,050
1,708	Preferred Apartment Communities Inc., Class A Shares	22,990
809	PS Business Parks Inc.	145,304
26,700	QTS Realty Trust Inc., Class A Shares	1,309,902
5,300	Rayonier Inc.	142,040
6,789	Regency Centers Corp.	437,958
4,674	Retail Opportunity Investments Corp.	81,842
8,918	Retail Properties of America Inc., Class A Shares	101,308
600	Retail Value Inc.	22,194
4,226	Rexford Industrial Realty Inc.	186,747
7,007	RLJ Lodging Trust	113,583
3,306	RPT Realty	39,341
1,865	Ryman Hospitality Properties Inc.	148,566
7,334	Sabra Health Care REIT Inc.	158,561
329	Safehold Inc.	9,640
479	Saul Centers Inc.	24,060
7,202	SBA Communications Corp., Class A Shares	1,890,021
9,778	Senior Housing Properties Trust	83,015
1,289	Seritage Growth Properties, Class A Shares(a)	50,387
5,672	SITE Centers Corp.	78,614
3,442	SL Green Realty Corp.	276,117
1,563	Spirit MTA REIT	13,129
22,188	Spirit Realty Capital Inc.	1,063,693
5,175	STAG Industrial Inc.	150,489
8,511	STORE Capital Corp.	321,375
4,449	Summit Hotel Properties Inc.	49,651
3,442	Sun Communities Inc.	508,728
9,522	Sunstone Hotel Investors Inc.	125,119
3,774	Tanger Factory Outlet Centers Inc.	53,364
2,365	Taubman Centers Inc.	92,353
2,537	Terreno Realty Corp.	128,271
1,555	UMH Properties Inc.	19,997
28,849	Uniti Group Inc.	213,194
529	Universal Health Realty Income Trust	51,149
4,777	Urban Edge Properties	83,645
1,291	Urstadt Biddle Properties Inc., Class A Shares	27,098
40,132	VEREIT Inc.	391,287
18,352	VICI Properties Inc.	406,680
7,293	Washington Prime Group Inc.(a)	23,556
3,321	Washington Real Estate Investment Trust	87,973
5,027	Weingarten Realty Investors	133,165
1,560	Whitestone REIT, Class B Shares	19,375
4,575	Xenia Hotels & Resorts Inc.	92,461

	Total Equity Real Estate Investment Trusts (REITs)	26,793,072

Real Estate Management & Development — 0.8%
191	Altisource Portfolio Solutions SA*	3,782
33,526	CBRE Group Inc., Class A Shares*	1,752,404
221	Consolidated-Tomoka Land Co.	14,109
4,210	Cushman & Wakefield PLC*	70,896
663	eXp World Holdings Inc.*(a)	5,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

REAL ESTATE — 7.1% — (continued)

Real Estate Management & Development — 0.8% — (continued)
355	Forestar Group Inc.*	$6,766
258	FRP Holdings Inc.*	12,691
1,644	Howard Hughes Corp. (The)*	207,588
2,108	Jones Lang LaSalle Inc.	282,577
5,002	Kennedy-Wilson Holdings Inc.	104,942
958	Marcus & Millichap Inc.*	34,565
322	Maui Land & Pineapple Co., Inc.*	3,387
5,843	Newmark Group Inc., Class A Shares	50,717
435	Rafael Holdings Inc., Class B Shares*	8,787
709	RE/MAX Holdings Inc., Class A Shares	18,200
4,719	Realogy Holdings Corp.(a)	22,557
3,650	Redfin Corp.*(a)	61,648
10,000	RMR Group Inc. (The), Class A Shares	465,900
1,309	St Joe Co. (The)*	23,536
302	Stratus Properties Inc.*	7,943
798	Tejon Ranch Co.*	13,359
70	Transcontinental Realty Investors Inc.	2,052

	Total Real Estate Management & Development	3,174,174

	TOTAL REAL ESTATE	29,967,246

UTILITIES — 3.2%

Electric Utilities — 0.9%
16,018	ALLETE Inc.	1,373,223
9,723	Alliant Energy Corp.	509,971
1,675	El Paso Electric Co.	111,723
596	Genie Energy Ltd., Class B Shares	4,267
4,479	Hawaiian Electric Industries Inc.	198,868
2,066	IDACORP Inc.	226,868
1,446	MGE Energy Inc.	109,679
8,189	OGE Energy Corp.	351,063
1,636	Otter Tail Corp.	82,814
4,588	Pinnacle West Capital Corp.	437,282
3,234	PNM Resources Inc.	164,966
3,673	Portland General Electric Co.	208,957
502	Spark Energy Inc., Class A Shares	4,749

	Total Electric Utilities	3,784,430

Gas Utilities — 0.5%
4,733	Atmos Energy Corp.	521,719
666	Chesapeake Utilities Corp.	62,990
3,357	National Fuel Gas Co.	156,906
3,618	New Jersey Resources Corp.	165,487
1,195	Northwest Natural Holding Co.	85,275
2,126	ONE Gas Inc.	194,763
278	RGC Resources Inc.	7,890
3,754	South Jersey Industries Inc.	121,404
2,178	Southwest Gas Holdings Inc.	198,699
2,025	Spire Inc.	171,922
8,559	UGI Corp.	416,567

	Total Gas Utilities	2,103,622

Independent Power & Renewable Electricity Producers — 0.8%
145,680	Atlantic Power Corp.*	333,607
1,443	Clearway Energy Inc., Class A Shares	24,185
3,046	Clearway Energy Inc., Class C Shares	53,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value

UTILITIES — 3.2% — (continued)

Independent Power & Renewable Electricity Producers — 0.8% — (continued)
10,927	NRG Energy Inc.	$397,743
11,515	Ormat Technologies Inc.	855,219
3,668	Pattern Energy Group Inc., Class A Shares	99,586
2,914	TerraForm Power Inc., Class A Shares	49,422
59,379	Vistra Energy Corp.	1,481,506

	Total Independent Power & Renewable Electricity Producers	3,295,182

Multi-Utilities — 0.2%
2,710	Avista Corp.	127,099
2,457	Black Hills Corp.	188,476
8,140	MDU Resources Group Inc.	218,885
6,105	NorthWestern Corp.	442,246
598	Unitil Corp.	36,101

	Total Multi-Utilities	1,012,807

Water Utilities — 0.8%
1,513	American States Water Co.	139,998
31,627	Aqua America Inc.	1,400,760
400	AquaVenture Holdings Ltd.*	7,072
311	Artesian Resources Corp., Class A Shares	11,320
571	Cadiz Inc.*	6,572
1,995	California Water Service Group	112,598
15,332	Connecticut Water Service Inc.	1,075,386
557	Consolidated Water Co., Ltd.	8,166
370	Global Water Resources Inc.	4,407
668	Middlesex Water Co.	40,775
592	Pure Cycle Corp.*	6,423
8,893	SJW Group	607,659
533	York Water Co. (The)	19,902

	Total Water Utilities	3,441,038

	TOTAL UTILITIES	13,637,079

	TOTAL COMMON STOCKS (Cost — $350,811,304)	404,351,767

CONVERTIBLE PREFERRED STOCKS — 0.5%

HEALTH CARE — 0.1%

Health Care Equipment & Supplies — 0.1%
8,291	Becton Dickinson & Co., 6.125% due 5/1/20	512,964

UTILITIES — 0.4%

Water Utilities — 0.4%
30,049	Aqua America Inc., 6.000% due 4/30/22	1,808,048

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,161,780)	2,321,012

CLOSED END MUTUAL FUND SECURITIES — 0.4%

FINANCIALS — 0.4%

Capital Markets — 0.4%
4,963	iShares® Russell 2000 ETF, Common Class	738,693
14,104	iShares® Russell Mid-Capital ETF, Common Class	776,707

	TOTAL FINANCIALS	1,515,400

	TOTAL CLOSED END MUTUAL FUND SECURITIES (Cost — $1,539,764)	1,515,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units			Security	Value

PREFERRED STOCKS — 0.4%

FINANCIALS — 0.4%

Banks — 0.0%
2,609			Commerce Bancshares Inc., 6.000%(d)	$69,269

Capital Markets — 0.2%
30,202			Northern Trust Corp., 5.850%(d)	766,527

Insurance — 0.2%
983			American Financial Group Inc., 5.875% due 3/30/59	26,787
10,773			MetLife Inc., 4.000% (3-Month USD-LIBOR + 1.000%)(d)(e)	259,091
30,808			WR Berkley Corp., 5.625% due 4/30/53	780,058

			Total Insurance	1,065,936

			TOTAL FINANCIALS	1,901,732

			TOTAL PREFERRED STOCKS (Cost — $1,908,028)	1,901,732

Face Amount†		Rating††

CORPORATE BOND & NOTE — 0.1%

Electronic Equipment, Instruments & Components — 0.1%
$353,000		NR	Maxwell Technologies Inc., Senior Unsecured Notes, 5.500% due 9/15/22(c)(f) (Cost — $353,000)	369,520

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $356,773,876)	410,459,431

SHORT-TERM INVESTMENTS (g) — 4.9%

MONEY MARKET FUND — 2.4%
9,907,772			Invesco STIT — Government & Agency Portfolio, 1.998%, Institutional Class(h) (Cost — $9,907,772)	9,907,772

TIME DEPOSITS — 2.5%
4,377,435			ANZ National Bank — London, 1.490% due 9/3/19	4,377,435
2,335,312			Banco Santander SA — Frankfurt, 1.490% due 9/3/19	2,335,312
			BBH — Grand Cayman:
9,119	CAD		0.870% due 9/3/19	6,850
33,980			1.490% due 9/3/19	33,980
3,684,683			Citibank — New York, 1.490% due 9/3/19	3,684,683
251,771			JPMorgan Chase & Co. — New York, 1.490% due 9/3/19	251,771

			TOTAL TIME DEPOSITS (Cost — $10,690,031)	10,690,031

			TOTAL SHORT-TERM INVESTMENTS (Cost — $20,597,803)	20,597,803

			TOTAL INVESTMENTS — 102.0% (Cost — $377,371,679)	431,057,234

			Liabilities in Excess of Other Assets — (2.0)%	(8,403,072)

			TOTAL NET ASSETS — 100.0%	$422,654,162

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Illiquid security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(f)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $369,520 and represents 0.1% of net assets.

(g)	Inclusive of all short-term holdings, including investment of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.5%.
(h)	Represents investment of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2019, for Small-Mid Cap Equity the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Small-Mid Cap Equity Fund	$381,879,336	$84,785,576	$(35,674,379)	$49,111,197

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	19.1%
Industrials	17.5
Financials	16.0
Health Care	14.4
Consumer Discretionary	7.7
Real Estate	7.1
Materials	5.1
Utilities	3.7
Consumer Staples	3.0
Energy	2.0
Communication Services	1.9
Short-Term Investments	2.5

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2019, Small-Mid Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Russell 2000 E-mini Index September Futures	12	9/19	$931,913	$896,520	$(35,393)
NASDAQ 100 E-mini Index September Futures	1	9/19	150,982	153,815	2,833
S&P MidCap 400 E-mini Index September Futures	6	9/19	1,162,981	1,128,840	(34,141)

					$(66,701)

At August 31, 2019, Small-Mid Cap Equity Fund had deposited cash of $92,800 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See pages 295-296 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.8%

Argentina — 0.1%
8,971	Globant SA*	$851,617
86,759	YPF SA, ADR	742,657

	Total Argentina	1,594,274

Australia — 3.1%
15,455	AGL Energy Ltd.	197,381
61,241	Alumina Ltd.	89,359
70,115	AMP Ltd.	79,936
27,804	APA Group	206,342
25,984	Appen Ltd.	451,471
13,935	Aristocrat Leisure Ltd.	278,832
4,662	ASX Ltd.	270,811
5,910	Atlassian Corp. PLC, Class A Shares*	794,954
46,721	Aurizon Holdings Ltd.	185,726
46,512	AusNet Services	56,364
67,325	Australia & New Zealand Banking Group Ltd.	1,211,067
9,269	Bank of Queensland Ltd.	57,284
993,699	Beach Energy Ltd.	1,634,869
11,723	Bendigo & Adelaide Bank Ltd.	88,147
69,419	BHP Group Ltd.	1,709,424
140,543	BHP Group PLC	3,038,910
11,753	BlueScope Steel Ltd.	98,628
28,715	Boral Ltd.	82,088
196,770	Brambles Ltd.	1,498,741
5,712	Caltex Australia Ltd.	92,237
13,096	Challenger Ltd.	59,101
225,091	Charter Hall Group, REIT	1,917,967
2,392	CIMIC Group Ltd.	49,827
11,895	Coca-Cola Amatil Ltd.	87,161
1,357	Cochlear Ltd.	199,407
26,719	Coles Group Ltd.	249,220
42,001	Commonwealth Bank of Australia	2,233,723
11,835	Computershare Ltd.	122,344
9,595	Crown Resorts Ltd.	77,538
44,378	CSL Ltd.	7,186,727
194,669	CSR Ltd.	510,547
25,723	Dexus, REIT	223,416
117,979	Downer EDI Ltd.	613,232
1,133	Flight Centre Travel Group Ltd.	35,525
31,838	Fortescue Metals Group Ltd.	171,060
38,470	Goodman Group, REIT	376,294
46,280	GPT Group (The), REIT	199,324
13,652	Harvey Norman Holdings Ltd.	40,318
37,499	Incitec Pivot Ltd.	81,130
53,309	Insurance Australia Group Ltd.	289,119
13,841	LendLease Group	159,251
7,620	Macquarie Group Ltd.	634,322
20,628	Magellan Financial Group Ltd.	702,696
62,960	Medibank Pvt Ltd.	154,170
79,617	Mineral Resources Ltd.	707,728
93,909	Mirvac Group, REIT	201,966
67,061	National Australia Bank Ltd.	1,234,219
18,104	Newcrest Mining Ltd.	452,481
138,614	Northern Star Resources Ltd.	1,116,669
31,855	Oil Search Ltd.	142,176

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Australia — 3.1% — (continued)
8,575	Orica Ltd.	$124,438
41,461	Origin Energy Ltd.	212,486
89,774	OZ Minerals Ltd.	552,329
31,310	QBE Insurance Group Ltd.	264,211
3,264	Ramsay Health Care Ltd.	144,446
1,263	REA Group Ltd.	88,788
41,858	Santos Ltd.	202,886
123,772	Scentre Group, REIT	336,684
8,169	SEEK Ltd.	111,668
48,500	Seven Group Holdings Ltd.	542,559
11,142	Sonic Healthcare Ltd.	221,177
122,491	South32 Ltd.	217,500
56,446	Stockland, REIT	171,846
30,599	Suncorp Group Ltd.	284,861
25,502	Sydney Airport	144,921
49,099	Tabcorp Holdings Ltd.	155,542
98,093	Telstra Corp., Ltd.	245,950
8,418	TPG Telecom Ltd.	37,793
63,044	Transurban Group	635,215
16,860	Treasury Wine Estates Ltd.	213,005
74,648	Vicinity Centres, REIT	130,338
3,114	Washington H Soul Pattinson & Co., Ltd.	43,865
26,719	Wesfarmers Ltd.	704,260
82,389	Westpac Banking Corp.	1,563,470
22,060	Woodside Petroleum Ltd.	476,508
29,661	Woolworths Group Ltd.	755,079
8,224	WorleyParsons Ltd.	67,886

	Total Australia	41,000,940

Austria — 0.3%
768	ams AG*	30,853
1,856	ANDRITZ AG	65,390
78,831	Erste Group Bank AG	2,537,695
3,434	OMV AG	175,326
3,796	Raiffeisen Bank International AG	83,077
9,575	Rhi Magnesita NV	515,933
1,614	Verbund AG	96,097
2,612	Voestalpine AG	60,230

	Total Austria	3,564,601

Belgium — 0.7%
52,663	Ageas	2,820,995
17,956	Anheuser-Busch InBev SA/NV	1,698,113
1,256	Colruyt SA	64,323
6,212	Galapagos NV*	1,047,624
1,900	Groupe Bruxelles Lambert SA	177,545
5,875	KBC Group NV	340,338
3,766	Proximus SADP	111,366
1,738	Solvay SA	175,465
1,170	Telenet Group Holding NV	58,392
3,028	UCB SA	226,602
42,321	Umicore SA	1,349,093
5,021	Warehouses de Pauw CVA, REIT	935,045

	Total Belgium	9,004,901

Brazil — 0.1%
68,404	B3 SA — Brasil Bolsa Balcao	739,905

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Canada — 3.3%
28,219	Air Canada, Class B Shares*	$948,582
63,952	Alimentation Couche-Tard Inc., Class B Shares	4,025,673
79,913	ARC Resources Ltd.	337,360
10,739	Badger Daylighting Ltd.(a)	340,341
163,879	Barrick Gold Corp.	3,177,252
21,989	BRP Inc.	788,548
55,894	Cameco Corp.	490,190
24,052	Canada Goose Holdings Inc.*(a)	897,140
19,965	Canadian Apartment Properties REIT	803,099
21,058	Canadian Imperial Bank of Commerce(a)	1,631,333
19,733	Canadian Western Bank	470,776
77,776	CCL Industries Inc., Class B Shares	3,524,677
43,849	Detour Gold Corp.*	785,576
69,462	Dollarama Inc.	2,658,470
952,586	Encana Corp.(a)	4,221,790
39,210	Enerflex Ltd.	359,333
115,203	Entertainment One Ltd.	820,636
11,275	Finning International Inc.	195,476
100,798	Gildan Activewear Inc., Class A Shares	3,695,737
23,089	IMAX Corp.*	483,022
304,605	Kinross Gold Corp.*	1,513,887
37,780	Kirkland Lake Gold Ltd.	1,837,279
127,515	Manulife Financial Corp.	2,115,911
36,667	Northland Power Inc.	695,468
35,490	Nutrien Ltd.	1,787,496
67,474	Parex Resources Inc.*	1,033,461
71,918	Saputo Inc.	2,161,997
286,252	Tamarack Valley Energy Ltd.*	404,247
24,217	TFI International Inc.	704,908
42,312	Tourmaline Oil Corp.	401,110
73,680	Tricon Capital Group Inc.	546,270

	Total Canada	43,857,045

Chile — 0.1%
152,337	Antofagasta PLC	1,608,418

China — 1.3%
27,094	Alibaba Group Holding Ltd., ADR*	4,742,263
35,279	Baidu Inc., ADR*	3,685,597
829	BeiGene Ltd., ADR*	119,169
252,800	China Pacific Insurance Group Co., Ltd., Class H Shares(b)	1,007,558
4,140,969	China Telecom Corp., Ltd., Class H Shares(b)	1,850,677
2,649,220	Dongfeng Motor Group Co., Ltd., Class H Shares(b)	2,450,268
114,682	Meituan Dianping, Class B Shares*	1,083,183
169,013	Sinopharm Group Co., Ltd., Class H Shares(b)	609,071
30,300	Tencent Holdings Ltd.	1,247,826
55,500	Yangzijiang Shipbuilding Holdings Ltd.	36,277

	Total China	16,831,889

Denmark — 1.4%
93	AP Moller — Maersk AS, Class A Shares	92,494
2,361	AP Moller — Maersk AS, Class B Shares	2,511,580
5,690	Ascendis Pharma AS, ADR*	637,451
2,490	Carlsberg AS, Class B Shares	367,335
2,486	Chr Hansen Holding AS	208,628
2,751	Coloplast AS, Class B Shares	327,946
15,835	Danske Bank AS	208,157

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Denmark — 1.4% — (continued)
2,896	Demant AS*	$87,667
13,506	Dfds AS	463,835
4,408	Drilling Co. of 1972 (The)*	242,526
5,194	DSV AS	514,647
1,481	Genmab AS*	301,991
15,628	GN Store Nord AS	653,989
1,585	H. Lundbeck AS	57,644
3,711	ISS AS	94,151
119,720	Novo Nordisk AS, Class B Shares	6,241,843
5,159	Novozymes AS, Class B Shares	219,913
4,436	Orsted AS(c)	423,347
2,355	Pandora AS	100,247
14,904	Royal Unibrew AS	1,288,972
3,023	Tryg AS	90,476
40,148	Vestas Wind Systems AS	2,945,578

	Total Denmark	18,080,417

Finland — 1.1%
33,956	Adapteo OYJ*	405,498
3,309	Elisa OYJ	166,455
10,466	Fortum OYJ	230,316
31,639	Kemira OYJ	445,620
7,986	Kone OYJ, Class B Shares	461,958
2,657	Metso OYJ	99,649
10,263	Neste OYJ	323,388
1,447,801	Nokia OYJ	7,164,227
3,106	Nokian Renkaat OYJ	85,071
78,506	Nordea Bank Abp	490,865
2,435	Orion OYJ, Class B Shares	90,442
104,209	Outotec OYJ*	593,471
10,447	Sampo OYJ, Class A Shares	415,167
13,371	Stora Enso OYJ, Class R Shares	149,614
15,995	Tieto OYJ	393,204
12,392	UPM-Kymmene OYJ	334,318
36,174	Valmet OYJ	654,990
120,075	Wartsila OYJ Abp	1,473,268

	Total Finland	13,977,521

France — 10.2%
4,406	Accor SA	190,285
761	Aeroports de Paris	131,409
10,120	Air Liquide SA	1,409,940
37,134	Airbus SE	5,120,179
15,852	Alstom SA	677,850
9,990	Alten SA	1,193,286
22,814	Amundi SA(c)	1,459,766
14,799	Arkema SA	1,299,183
2,260	Atos SE	171,294
45,715	AXA SA	1,049,535
971	BioMerieux	78,958
209,911	BNP Paribas SA	9,479,636
22,523	Bollore SA	95,678
5,187	Bouygues SA	197,150
6,898	Bureau Veritas SA	165,148
3,745	Capgemini SE	449,742
142,978	Carrefour SA	2,437,345
1,168	Casino Guichard Perrachon SA(a)	49,195

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 10.2% — (continued)
121,239	Cie de Saint-Gobain	$4,378,228
4,026	Cie Générale des Établissements Michelin SCA	423,636
4,401	CNP Assurances	79,958
1,144	Covivio, REIT	121,736
27,886	Credit Agricole SA	318,910
71,296	Danone SA	6,385,145
61	Dassault Aviation SA	86,843
18,808	Dassault Systemes SE	2,653,131
100,375	Edenred	4,891,746
15,873	Eiffage SA	1,645,167
14,127	Electricite de France SA	171,905
192,850	Engie SA	2,933,114
23,626	EssilorLuxottica SA	3,489,393
1,024	Eurazeo SE	67,738
3,877	Eutelsat Communications SA	67,452
13,618	Faurecia SE	596,389
5,352	Fnac Darty SA*	349,398
1,063	Gecina SA, REIT	168,654
10,205	Getlink SE	143,623
8,359	Hermes International	5,710,413
632	ICADE, REIT	55,900
665	Iliad SA	69,672
822	Imerys SA	33,558
14,098	Ingenico Group SA	1,398,810
963	Ipsen SA	101,232
1,536	JCDecaux SA	41,077
1,785	Kering SA	865,402
4,745	Klepierre SA, REIT	144,860
19,532	Korian SA	779,259
46,761	Legrand SA	3,303,062
5,942	L’Oréal SA	1,625,293
14,242	LVMH Moët Hennessy Louis Vuitton SE	5,681,008
23,444	Natixis SA	90,889
13,493	Nexity SA	629,046
47,013	Orange SA	714,456
22,258	Pernod Ricard SA	4,251,632
13,681	Peugeot SA	306,192
5,117	Publicis Groupe SA	245,402
518	Remy Cointreau SA*	78,315
39,425	Renault SA	2,273,665
209,818	Rexel SA	2,227,453
7,713	Safran SA	1,121,338
26,645	Sanofi	2,289,419
684	Sartorius Stedim Biotech	105,962
48,605	Schneider Electric SE	4,072,313
15,960	SCOR SE	637,059
16,725	Seb Prime de Fidelite*(d)(e)	2,600,998
1,425	SEB SA	221,756
3,750	SEB SA(d)*	583,183
590	Societe BIC SA	37,687
111,419	Societe Generale SA	2,826,431
2,085	Sodexo SA	236,409
6,825	SOITEC*	689,683
8,713	Suez	135,322
12,644	Teleperformance	2,762,182
70,826	Television Francaise 1	644,109

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

France — 10.2% — (continued)
2,511	Thales SA	$290,393
364,368	TOTAL SA	18,192,722
32,209	Ubisoft Entertainment SA*	2,609,314
3,259	Unibail-Rodamco-Westfield, REIT	426,614
52,523	Valeo SA	1,436,742
12,389	Veolia Environnement SA	296,393
12,219	Vinci SA	1,337,345
99,524	Vivendi SA	2,795,675
699	Wendel SA	98,080
32,530	Worldline SA*(c)	2,247,488

	Total France	133,948,958

Germany — 7.9%
1,492	1&1 Drillisch AG	40,925
14,382	adidas AG	4,262,379
10,071	Allianz SE, Class Registered Shares	2,218,686
57,061	alstria office REIT-AG	943,553
12,297	AURELIUS Equity Opportunities SE & Co. KGaA	478,554
1,120	Axel Springer SE*	76,933
145,006	BASF SE	9,590,635
78,114	Bayer AG, Class Registered Shares	5,779,970
36,949	Bayerische Motoren Werke AG	2,474,375
6,362	Bechtle AG	629,310
19,922	Beiersdorf AG	2,507,137
3,626	Brenntag AG	174,673
14,536	Carl Zeiss Meditec AG	1,675,792
125,941	CECONOMY AG*	642,990
23,302	Commerzbank AG	132,090
23,564	Continental AG	2,842,495
4,096	Covestro AG(c)	185,397
66,955	Daimler AG, Class Registered Shares	3,150,011
2,868	Delivery Hero SE*(c)	144,865
46,268	Deutsche Bank AG, Class Registered Shares	334,169
4,477	Deutsche Boerse AG	658,079
67,289	Deutsche Lufthansa AG, Class Registered Shares	1,033,938
33,241	Deutsche Pfandbriefbank AG(c)	393,851
149,488	Deutsche Post AG, Class Registered Shares	4,921,733
79,625	Deutsche Telekom AG, Class Registered Shares	1,328,169
69,977	Deutsche Wohnen SE	2,480,089
68,547	Deutz AG	399,339
160,766	E.ON SE	1,494,675
4,345	Evonik Industries AG	110,693
8,976	Fraport AG Frankfurt Airport Services Worldwide	749,577
63,217	Fresenius Medical Care AG & Co. KGaA	4,252,450
9,831	Fresenius SE & Co. KGaA	477,181
74,486	GEA Group AG	2,008,297
7,507	Gerresheimer AG	566,996
1,421	Hannover Rueck SE	226,092
3,507	HeidelbergCement AG	242,985
2,449	Henkel AG & Co. KGaA	226,485
631	Hochtief AG	68,629
8,971	HUGO BOSS AG	499,734
310,599	Infineon Technologies AG	5,370,723
3,130	Innogy SE	129,691
85	Innogy SE(c)	4,232
1,534	KION Group AG	74,170

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Germany — 7.9% — (continued)
15,355	Knorr-Bremse AG	$1,434,348
1,934	Lanxess AG	116,261
2,994	Merck KGaA	320,413
47,887	METRO AG	741,113
1,225	MTU Aero Engines AG	334,860
3,524	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	843,974
7,942	Puma SE	604,173
8,719	Rheinmetall AG	1,028,272
79,196	RWE AG	2,257,412
15,989	Salzgitter AG	290,038
135,838	SAP SE	16,204,292
68,947	Siemens AG, Class Registered Shares	6,892,528
80,012	Siemens Healthineers AG(c)	3,143,911
2,998	Symrise AG, Class A Shares	279,804
44,944	TAG Immobilien AG	1,049,531
23,085	Telefonica Deutschland Holding AG	58,773
9,896	ThyssenKrupp AG	120,898
11,019	TUI AG	109,628
4,622	Uniper SE	140,051
3,105	United Internet AG, Class Registered Shares	101,700
832	Volkswagen AG	135,742
12,072	Vonovia SE	600,895
2,766	Wirecard AG	440,714
2,816	Zalando SE*(c)	139,281

	Total Germany	103,391,359

Hong Kong — 2.8%
793,000	AIA Group Ltd.	7,677,232
7,800	ASM Pacific Technology Ltd.	89,014
31,600	Bank of East Asia Ltd. (The)	79,749
688,500	BOC Hong Kong Holdings Ltd.	2,312,612
635,000	Champion REIT	426,881
259,000	China Mengniu Dairy Co., Ltd.*	1,023,989
671,581	China Merchants Port Holdings Co., Ltd.	1,045,295
1,068,942	China Mobile Ltd.	8,838,474
2,918,917	China Unicom Hong Kong Ltd.	2,894,599
61,000	CK Asset Holdings Ltd.	411,660
63,500	CK Hutchison Holdings Ltd.	550,797
15,000	CK Infrastructure Holdings Ltd.	100,828
38,500	CLP Holdings Ltd.	395,302
9,100	Dairy Farm International Holdings Ltd.	65,101
51,000	Galaxy Entertainment Group Ltd.	317,690
49,000	Hang Lung Properties Ltd.	110,486
18,000	Hang Seng Bank Ltd.	374,406
33,894	Henderson Land Development Co., Ltd.	157,291
66,000	HK Electric Investments & HK Electric Investments Ltd.	63,194
94,000	HKT Trust & HKT Ltd.	146,755
239,381	Hong Kong & China Gas Co., Ltd.	460,723
27,999	Hong Kong Exchanges & Clearing Ltd.(a)	852,446
27,400	Hongkong Land Holdings Ltd.	149,309
13,000	Hysan Development Co., Ltd.	52,483
5,100	Jardine Matheson Holdings Ltd.	276,690
65,632	Jardine Strategic Holdings Ltd.	2,071,482
14,500	Kerry Properties Ltd.	48,751
51,000	Link REIT	571,453
192,000	Melco International Development Ltd.	426,070

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Hong Kong — 2.8% — (continued)
5,159	Melco Resorts & Entertainment Ltd., ADR	$107,307
36,500	MTR Corp., Ltd.	210,417
144,679	New World Development Co., Ltd.	179,673
36,750	NWS Holdings Ltd.	63,117
95,000	PCCW Ltd.	51,419
32,500	Power Assets Holdings Ltd.	215,888
24,000	Shangri-La Asia Ltd.	25,011
76,646	Sino Land Co., Ltd.	109,117
43,000	SJM Holdings Ltd.	40,400
37,500	Sun Hung Kai Properties Ltd.	529,219
12,500	Swire Pacific Ltd., Class A Shares	121,873
29,800	Swire Properties Ltd.	97,530
32,500	Techtronic Industries Co., Ltd.	223,376
678,000	Towngas China Co., Ltd.*	468,041
18,000	Vitasoy International Holdings Ltd.	83,587
2,129,000	WH Group Ltd.(c)	1,696,728
29,000	Wharf Holdings Ltd. (The)	63,247
28,000	Wharf Real Estate Investment Co., Ltd.	151,022
21,000	Wheelock & Co., Ltd.	121,759
17,000	Yue Yuen Industrial Holdings Ltd.	43,395

	Total Hong Kong	36,592,888

India — 0.6%
350,984	Canara Bank*	1,082,278
33,564	HDFC Bank Ltd.	1,046,376
338,313	ICICI Bank Ltd., ADR	3,799,255
130,482	NTPC Ltd.	222,569
212,692	Zee Entertainment Enterprises Ltd.	1,118,059

	Total India	7,268,537

Indonesia — 0.1%
600,900	Bank Central Asia Tbk PT	1,287,878

Ireland — 1.0%
3,363	AerCap Holdings NV*	180,324
20,880	AIB Group PLC	52,939
440,590	Bank of Ireland Group PLC	1,689,251
19,119	CRH PLC	637,016
86,251	Dalata Hotel Group PLC	412,913
2,315	DCC PLC	196,880
21,446	Experian PLC	657,356
6,916	Flutter Entertainment PLC	569,556
58,409	Grafton Group PLC	535,300
127,459	James Hardie Industries PLC, CDI	1,930,950
3,739	Kerry Group PLC, Class A Shares	447,049
3,613	Kingspan Group PLC	165,075
19,070	Medtronic PLC	2,057,462
46,711	Ryanair Holdings PLC, ADR*	2,676,540
5,238	Smurfit Kappa Group PLC	161,804
93,682	UDG Healthcare PLC	895,185

	Total Ireland	13,265,600

Isle of Man — 0.0%
13,229	GVC Holdings PLC	101,332

Israel — 0.3%
922	Azrieli Group Ltd.	68,726
27,768	Bank Hapoalim BM*	203,579

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Israel — 0.3% — (continued)
35,197	Bank Leumi Le-Israel BM	$239,883
14,440	Check Point Software Technologies Ltd.*	1,555,188
948	CyberArk Software Ltd.*	106,498
560	Elbit Systems Ltd.	86,626
17,954	Israel Chemicals Ltd.	81,009
146,469	Israel Discount Bank Ltd., Class A Shares	609,735
3,396	Mizrahi Tefahot Bank Ltd.	78,140
1,458	Nice Ltd.*	223,532
25,677	Teva Pharmaceutical Industries Ltd., ADR*	177,171
1,053	Wix.com Ltd.*	147,683

	Total Israel	3,577,770

Italy — 2.6%
44,059	ACEA SpA	855,254
50,158	Amplifon SpA	1,290,850
162,752	Assicurazioni Generali SpA	2,956,178
12,072	Atlantia SpA	295,543
277,051	BPER Banca	987,015
28,248	Buzzi Unicem SpA	592,595
13,277	Davide Campari-Milano SpA	124,782
5,350	DiaSorin SpA	633,267
191,663	Enel SpA	1,389,120
374,169	Eni SpA	5,648,129
2,878	Ferrari NV	453,017
13,902	FinecoBank Banca Fineco SpA	143,315
93,938	Infrastrutture Wireless Italiane SpA(c)	938,270
350,720	Intesa Sanpaolo SpA	772,725
8,628	Leonardo SpA	105,556
14,291	Mediobanca Banca di Credito Finanziario SpA	141,537
4,194	Moncler SpA	157,161
10,807	Pirelli & C SpA(c)	56,121
11,822	Poste Italiane SpA(c)	127,724
88,070	Prysmian SpA	1,926,976
2,683	Recordati SpA	117,549
353,100	Saipem SpA*	1,678,432
222,749	Saras SpA	346,202
51,885	Snam SpA	263,480
41,169	Technogym SpA(c)	416,538
140,834	Telecom Italia SpA	71,720
233,090	Telecom Italia SpA*	124,109
33,156	Terna Rete Elettrica Nazionale SpA	208,848
1,040,551	UniCredit SpA	11,588,673

	Total Italy	34,410,686

Japan — 20.1%
800	ABC-Mart Inc.	51,106
8,800	Acom Co., Ltd.	31,019
18,100	Adastria Co., Ltd.	349,938
24,600	Advantest Corp.	1,007,230
15,400	Aeon Co., Ltd.	272,750
3,300	AEON Financial Service Co., Ltd.	48,241
2,500	Aeon Mall Co., Ltd.	39,366
4,200	AGC Inc.	120,924
3,200	Air Water Inc.	54,255
4,100	Aisin Seiki Co., Ltd.	121,322
10,300	Ajinomoto Co., Inc.	187,432
4,500	Alfresa Holdings Corp.	101,678

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
5,500	Alps Alpine Co., Ltd.	$95,845
7,500	Amada Holdings Co., Ltd.	77,981
2,900	ANA Holdings Inc.	99,043
30,300	Anritsu Corp.(a)	565,643
2,600	Aozora Bank Ltd.	60,005
8,500	Asahi Group Holdings Ltd.	396,041
4,800	Asahi Intecc Co., Ltd.	107,005
29,700	Asahi Kasei Corp.	268,165
44,300	Astellas Pharma Inc.	612,712
4,700	Bandai Namco Holdings Inc.	275,965
1,400	Bank of Kyoto Ltd. (The)	50,168
20,693	Benesse Holdings Inc.	528,735
47,200	Bic Camera Inc.	467,225
86,400	Bridgestone Corp.	3,291,292
5,200	Brother Industries Ltd.	90,109
1,700	Calbee Inc.	51,779
78,549	Canon Inc.	2,042,387
15,500	Capcom Co., Ltd.	403,210
5,000	Casio Computer Co., Ltd.	69,811
3,400	Central Japan Railway Co.	671,746
14,700	Chiba Bank Ltd. (The)	73,176
80,496	Chiyoda Corp.	223,907
14,600	Chubu Electric Power Co., Inc.	214,992
5,300	Chugai Pharmaceutical Co., Ltd.	378,815
6,700	Chugoku Electric Power Co., Inc. (The)	85,680
192,966	Citizen Watch Co., Ltd.	880,237
26,700	Coca-Cola Bottlers Japan Holdings Inc.	579,802
27,100	Concordia Financial Group Ltd.	92,920
3,100	Credit Saison Co., Ltd.	34,420
2,200	CyberAgent Inc.	98,994
6,200	Dai Nippon Printing Co., Ltd.	133,922
6,400	Daicel Corp.	49,363
12,200	Daifuku Co., Ltd.	574,561
15,600	Daihen Corp.	446,896
167,033	Dai-ichi Life Holdings Inc.	2,271,076
13,400	Daiichi Sankyo Co., Ltd.	884,070
9,200	Daikin Industries Ltd.	1,136,220
19,300	Daiseki Co., Ltd.	470,162
1,700	Daito Trust Construction Co., Ltd.	218,627
13,300	Daiwa House Industry Co., Ltd.	416,534
48	Daiwa House REIT Investment Corp., Class A Shares	126,665
37,500	Daiwa Securities Group Inc.	161,327
74,598	DeNA Co., Ltd.	1,574,676
16,900	Denka Co., Ltd.	439,788
10,200	Denso Corp.	427,246
5,000	Dentsu Inc.	170,561
22,200	Dip Corp.	503,340
600	Disco Corp.	108,624
60,000	East Japan Railway Co.	5,707,654
19,108	Eisai Co., Ltd.	975,178
3,300	Electric Power Development Co., Ltd.	76,368
5,800	FamilyMart UNY Holdings Co., Ltd.	133,579
33,800	FANUC Corp.	5,856,587
1,400	Fast Retailing Co., Ltd.	819,334
3,200	Fuji Electric Co., Ltd.	91,014
40,156	Fuji Media Holdings Inc.	520,111

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
15,300	Fuji Oil Holdings Inc.	$423,827
8,500	FUJIFILM Holdings Corp.	363,453
23,999	Fujitsu Ltd.	1,855,058
4,400	Fukuoka Financial Group Inc.	75,777
21,100	FULLCAST Holdings Co., Ltd.	394,918
1,000	GMO Payment Gateway Inc.	77,344
174,767	Gree Inc.	783,054
5,400	Hakuhodo DY Holdings Inc.	79,574
3,300	Hamamatsu Photonics KK	113,960
5,400	Hankyu Hanshin Holdings Inc.	204,297
500	Hikari Tsushin Inc.	117,046
7,200	Hino Motors Ltd.	56,569
745	Hirose Electric Co., Ltd.	84,443
1,400	Hisamitsu Pharmaceutical Co., Inc.	56,543
2,600	Hitachi Chemical Co., Ltd.	81,170
2,300	Hitachi Construction Machinery Co., Ltd.	49,016
1,600	Hitachi High-Technologies Corp.	86,202
164,200	Hitachi Ltd.	5,598,551
133,005	Hitachi Metals Ltd.	1,429,141
215,760	Honda Motor Co., Ltd.	5,117,032
1,400	Hoshizaki Corp.	100,733
66,300	Hoya Corp.	5,388,016
6,400	Hulic Co., Ltd.	61,002
33,265	Ibiden Co., Ltd.	644,531
4,437	Idemitsu Kosan Co., Ltd.	119,923
3,200	IHI Corp.	62,191
3,400	Iida Group Holdings Co., Ltd.	52,842
304,020	Inpex Corp.	2,633,280
1,446	Invincible Investment Corp., REIT	862,617
7,200	Isetan Mitsukoshi Holdings Ltd.	54,484
12,600	Isuzu Motors Ltd.	135,150
31,700	ITOCHU Corp.	631,326
2,400	Itochu Techno-Solutions Corp.	66,025
5,100	J Front Retailing Co., Ltd.	57,604
2,800	Japan Airlines Co., Ltd.	87,394
1,000	Japan Airport Terminal Co., Ltd.	39,840
12,000	Japan Exchange Group Inc.	189,588
31,500	Japan Lifeline Co., Ltd.	492,017
9,900	Japan Post Bank Co., Ltd.	90,128
37,100	Japan Post Holdings Co., Ltd.	337,062
20	Japan Prime Realty Investment Corp., REIT	91,324
30	Japan Real Estate Investment Corp., REIT	199,631
62	Japan Retail Fund Investment Corp., REIT	124,070
28,300	Japan Tobacco Inc.	598,237
8,700	JCR Pharmaceuticals Co., Ltd.	667,124
11,400	JFE Holdings Inc.	133,177
127,289	JGC Corp.	1,475,505
153,364	JSR Corp.	2,503,804
4,900	JTEKT Corp.	52,994
75,350	JXTG Holdings Inc.	311,636
10,300	Kajima Corp.	125,123
3,200	Kakaku.com Inc.	79,994
2,600	Kamigumi Co., Ltd.	60,998
20,000	Kanamoto Co., Ltd.	516,509
1,200	Kaneka Corp.	35,897
16,600	Kansai Electric Power Co., Inc. (The)	201,741

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
3,800	Kansai Paint Co., Ltd.	$78,923
11,500	Kao Corp.	830,780
3,000	Kawasaki Heavy Industries Ltd.	58,756
360,500	KDDI Corp.	9,612,631
2,400	Keihan Holdings Co., Ltd.	100,427
5,300	Keikyu Corp.	97,052
2,300	Keio Corp.	143,610
3,200	Keisei Electric Railway Co., Ltd.	125,751
104	Kenedix Realty Investment Corp., REIT, Class A Shares	796,203
11,700	Keyence Corp.	6,945,994
3,300	Kikkoman Corp.	148,225
4,000	Kintetsu Group Holdings Co., Ltd.	199,026
19,400	Kirin Holdings Co., Ltd.	382,899
1,300	Kobayashi Pharmaceutical Co., Ltd.	97,149
8,900	Kobe Steel Ltd.	46,306
59,400	Koito Manufacturing Co., Ltd.	2,782,265
21,800	Komatsu Ltd.	462,044
2,100	Konami Holdings Corp.	95,091
10,600	Konica Minolta Inc.	75,412
800	Kose Corp.	137,128
225,100	Kubota Corp.	3,226,489
19,500	Kumagai Gumi Co., Ltd.	537,416
7,700	Kuraray Co., Ltd.	87,657
2,300	Kurita Water Industries Ltd.	59,691
7,600	Kyocera Corp.	450,909
6,100	Kyowa Hakko Kirin Co., Ltd.	111,489
9,700	Kyushu Electric Power Co., Inc.	95,650
4,100	Kyushu Railway Co.	122,781
15,500	Lasertec Corp.	885,474
1,400	Lawson Inc.	69,186
1,300	LINE Corp.*	46,053
5,300	Lion Corp.	102,641
6,400	LIXIL Group Corp.	104,723
10,500	M3 Inc.	222,474
53,000	Maeda Corp.	427,342
10,600	Makino Milling Machine Co., Ltd.	428,131
53,900	Makita Corp.	1,581,370
19,500	Mani Inc.	454,872
36,900	Marubeni Corp.	235,111
4,700	Marui Group Co., Ltd.	93,463
1,100	Maruichi Steel Tube Ltd.	26,715
19,900	Matsumotokiyoshi Holdings Co., Ltd.	736,096
14,400	Mazda Motor Corp.	120,619
1,500	McDonald’s Holdings Co. Japan Ltd.	70,340
21,610	Mebuki Financial Group Inc.	48,120
4,700	Medipal Holdings Corp.	99,719
2,800	MEIJI Holdings Co., Ltd.	193,920
1,900	Mercari Inc.*	44,263
8,800	MINEBEA MITSUMI Inc.	135,521
7,100	MISUMI Group Inc.	160,434
30,200	Mitsubishi Chemical Holdings Corp.	206,880
31,800	Mitsubishi Corp.	772,672
43,000	Mitsubishi Electric Corp.	518,220
128,600	Mitsubishi Estate Co., Ltd.	2,457,539
3,700	Mitsubishi Gas Chemical Co., Inc.	44,406
58,486	Mitsubishi Heavy Industries Ltd.	2,195,126

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
2,400	Mitsubishi Materials Corp.	$58,056
61,700	Mitsubishi Motors Corp.	257,403
6,000	Mitsubishi Tanabe Pharma Corp.	66,301
289,900	Mitsubishi UFJ Financial Group Inc.	1,390,761
10,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	55,550
39,000	Mitsui & Co., Ltd.	609,569
4,700	Mitsui Chemicals Inc.	100,207
21,000	Mitsui Fudosan Co., Ltd.	502,637
2,400	Mitsui OSK Lines Ltd.	56,375
2,108,487	Mizuho Financial Group Inc.	3,066,844
2,700	MonotaRO Co., Ltd.	66,183
11,000	MS&AD Insurance Group Holdings Inc.	349,166
48,000	Murata Manufacturing Co., Ltd.	2,008,540
63,600	Nabtesco Corp.	1,822,858
4,400	Nagoya Railroad Co., Ltd.	130,962
5,700	NEC Corp.	243,661
60,100	NET One Systems Co., Ltd.	1,608,184
139,600	Nexon Co., Ltd.*	1,877,328
5,800	NGK Insulators Ltd.	77,720
3,800	NGK Spark Plug Co., Ltd.	65,429
2,100	NH Foods Ltd.	80,538
32,100	Nidec Corp.	4,174,294
107,610	Nikon Corp.	1,329,137
12,100	Nintendo Co., Ltd.	4,580,350
142	Nippon Accommodations Fund Inc., REIT, Class A Shares	891,422
31	Nippon Building Fund Inc., REIT	227,651
2,200	Nippon Electric Glass Co., Ltd.	45,562
1,800	Nippon Express Co., Ltd.	92,827
3,300	Nippon Paint Holdings Co., Ltd.	156,003
43	Nippon Prologis REIT Inc.	116,517
19,600	Nippon Steel Corp.	273,657
122,100	Nippon Suisan Kaisha Ltd.	706,800
15,200	Nippon Telegraph & Telephone Corp.	728,639
77,899	Nippon Television Holdings Inc.	1,025,375
3,300	Nippon Yusen KK	49,135
3,200	Nissan Chemical Corp.	135,163
298,200	Nissan Motor Co., Ltd.	1,841,134
4,800	Nisshin Seifun Group Inc.	90,155
1,400	Nissin Foods Holdings Co., Ltd.	96,888
23,500	Nitori Holdings Co., Ltd.	3,386,025
26,810	Nitto Denko Corp.	1,245,557
657,400	Nomura Holdings Inc.	2,663,952
2,700	Nomura Real Estate Holdings Inc.	57,154
99	Nomura Real Estate Master Fund Inc., REIT	172,892
8,580	Nomura Research Institute Ltd.	170,506
178,900	North Pacific Bank Ltd.	357,999
9,400	NSK Ltd.	75,191
14,900	NTT Data Corp.	191,964
31,400	NTT DOCOMO Inc.	792,069
14,700	Obayashi Corp.	135,227
1,500	Obic Co., Ltd.	171,341
6,900	Odakyu Electric Railway Co., Ltd.	156,366
19,200	Oji Holdings Corp.	89,263
28,300	Olympus Corp.	330,932
4,500	Omron Corp.	222,127
8,800	Ono Pharmaceutical Co., Ltd.	162,458

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
10,900	Open House Co., Ltd.	$493,819
800	Oracle Corp. Japan	68,776
4,700	Oriental Land Co., Ltd.	683,600
144,300	ORIX Corp.	2,133,321
8,600	Osaka Gas Co., Ltd.	153,777
2,500	Otsuka Corp.	92,684
9,400	Otsuka Holdings Co., Ltd.	385,910
17,600	PALTAC Corp.	868,034
10,800	Pan Pacific International Holdings Corp.	169,018
52,000	Panasonic Corp.	400,563
3,200	Park24 Co., Ltd.	65,825
126,000	Penta-Ocean Construction Co., Ltd.	651,822
2,000	PeptiDream Inc.*	104,733
4,200	Persol Holdings Co., Ltd.	85,059
2,800	Pigeon Corp.	101,510
2,000	Pola Orbis Holdings Inc.	47,465
43,300	Pressance Corp.	627,872
20,300	Rakuten Inc.	190,500
111,000	Recruit Holdings Co., Ltd.	3,358,096
16,700	Renesas Electronics Corp.*	104,796
62,600	Rengo Co., Ltd.	447,624
604,600	Resona Holdings Inc.	2,368,686
16,800	Ricoh Co., Ltd.	155,188
800	Rinnai Corp.	50,124
2,400	Rohm Co., Ltd.	170,668
49,300	Round One Corp.	804,947
6,000	Ryohin Keikaku Co., Ltd.	103,243
1,300	Sankyo Co., Ltd.	45,023
11,700	Sankyu Inc.	591,459
164,500	Santen Pharmaceutical Co., Ltd.	2,877,866
54,300	Sanwa Holdings Corp.	602,751
11,400	Sawai Pharmaceutical Co., Ltd.	606,158
6,000	SBI Holdings Inc.	119,776
4,900	Secom Co., Ltd.	417,627
3,800	Sega Sammy Holdings Inc.	51,934
5,400	Seibu Holdings Inc.	91,643
6,900	Seiko Epson Corp.	91,612
47,200	Seino Holdings Co., Ltd.	606,703
146,100	Sekisui Chemical Co., Ltd.	2,101,270
14,600	Sekisui House Ltd.	258,775
17,800	Seven & i Holdings Co., Ltd.	628,792
11,300	Seven Bank Ltd.	29,540
3,700	SG Holdings Co., Ltd.	98,865
4,700	Sharp Corp.	48,335
27,100	Shiga Bank Ltd. (The)	590,801
5,000	Shimadzu Corp.	124,066
24,766	Shimamura Co., Ltd.	1,932,522
1,700	Shimano Inc.	244,045
14,200	Shimizu Corp.	118,256
8,600	Shin-Etsu Chemical Co., Ltd.	865,490
3,800	Shinsei Bank Ltd.	51,940
6,300	Shionogi & Co., Ltd.	337,206
16,400	Ship Healthcare Holdings Inc.	756,938
9,400	Shiseido Co., Ltd.	767,011
9,600	Shizuoka Bank Ltd. (The)	64,769
3,400	Showa Denko KK	88,034

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
7,800	SMC Corp.	$2,939,012
39,500	Softbank Corp.	554,048
38,900	SoftBank Group Corp.	1,759,874
1,600	Sohgo Security Services Co., Ltd.	80,622
99,500	Sompo Holdings Inc.	3,967,553
86,000	Sony Corp.	4,898,196
3,600	Sony Financial Holdings Inc.	83,021
3,200	Stanley Electric Co., Ltd.	79,332
21,600	Starts Corp., Inc.	482,675
14,300	Subaru Corp.	382,508
5,600	SUMCO Corp.	69,140
11,000	Sumitomo Bakelite Co., Ltd.	391,857
34,500	Sumitomo Chemical Co., Ltd.	150,676
28,000	Sumitomo Corp.	419,107
3,900	Sumitomo Dainippon Pharma Co., Ltd.	68,017
17,800	Sumitomo Electric Industries Ltd.	209,160
2,500	Sumitomo Heavy Industries Ltd.	71,702
5,400	Sumitomo Metal Mining Co., Ltd.	151,697
216,535	Sumitomo Mitsui Financial Group Inc.	7,090,000
68,511	Sumitomo Mitsui Trust Holdings Inc.	2,235,496
7,800	Sumitomo Realty & Development Co., Ltd.	292,883
3,500	Sumitomo Rubber Industries Ltd.	39,441
1,700	Sundrug Co., Ltd.	52,848
3,200	Suntory Beverage & Food Ltd.	138,040
9,800	Sushiro Global Holdings Ltd.	617,424
1,800	Suzuken Co., Ltd.	96,593
44,600	Suzuki Motor Corp.	1,715,826
3,900	Sysmex Corp.	248,704
322,755	T&D Holdings Inc.	3,144,998
43,800	Tadano Ltd.	386,338
2,700	Taiheiyo Cement Corp.	68,073
5,000	Taisei Corp.	176,674
1,000	Taisho Pharmaceutical Holdings Co., Ltd.	69,639
2,800	Taiyo Nippon Sanso Corp.	55,554
37,400	Taiyo Yuden Co., Ltd.(a)	701,383
33,600	Takasago Thermal Engineering Co., Ltd.	547,254
459,294	Takeda Pharmaceutical Co., Ltd.	15,521,501
3,000	TDK Corp.	238,117
4,100	Teijin Ltd.	73,601
65,800	Terumo Corp.	1,908,138
51,500	THK Co., Ltd.	1,191,994
25,800	TIS Inc.	1,511,273
4,300	Tobu Railway Co., Ltd.	131,779
72,200	Toda Corp.	400,707
2,700	Toho Co., Ltd.	114,353
1,800	Toho Gas Co., Ltd.	69,799
10,600	Tohoku Electric Power Co., Inc.	105,843
52,700	Tokai Carbon Co., Ltd.(a)	503,132
15,300	Tokio Marine Holdings Inc.	787,032
1,200	Tokyo Century Corp.	48,233
37,000	Tokyo Electric Power Co. Holdings Inc.*	175,998
3,800	Tokyo Electron Ltd.	679,254
9,000	Tokyo Gas Co., Ltd.	227,304
79,700	Tokyo Steel Manufacturing Co., Ltd.	617,172
11,800	Tokyu Corp.	210,738
14,800	Tokyu Fudosan Holdings Corp.	91,667

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Japan — 20.1% — (continued)
5,800	Toppan Printing Co., Ltd.	$92,304
32,700	Toray Industries Inc.	232,777
13,000	Toshiba Corp.	403,454
6,600	Tosoh Corp.	84,534
3,500	TOTO Ltd.	126,373
3,700	Toyo Seikan Group Holdings Ltd.	53,802
2,000	Toyo Suisan Kaisha Ltd.	81,322
35,200	Toyo Tire Corp.	429,727
1,200	Toyoda Gosei Co., Ltd.	22,280
3,300	Toyota Industries Corp.	181,039
104,900	Toyota Motor Corp.	6,862,297
4,800	Toyota Tsusho Corp.	148,610
3,100	Trend Micro Inc.	150,058
29,100	Tsubaki Nakashima Co., Ltd.	433,314
800	Tsuruha Holdings Inc.	87,005
9,500	Unicharm Corp.	291,531
72	United Urban Investment Corp., REIT	135,030
5,000	USS Co., Ltd.	94,347
20,100	UT Group Co., Ltd.	367,885
900	Welcia Holdings Co., Ltd.	46,948
3,900	West Japan Railway Co.	328,336
1,260,593	Yahoo Japan Corp.	3,150,601
2,800	Yakult Honsha Co., Ltd.	161,013
13,600	Yamada Denki Co., Ltd.	63,967
3,400	Yamaha Corp.	146,395
7,000	Yamaha Motor Co., Ltd.	114,252
7,100	Yamato Holdings Co., Ltd.	122,670
20,000	Yamato Kogyo Co., Ltd.	488,253
3,100	Yamazaki Baking Co., Ltd.	53,813
5,600	Yaskawa Electric Corp.(a)	187,402
5,400	Yokogawa Electric Corp.	97,856
2,400	Yokohama Rubber Co., Ltd. (The)	46,062
25,100	Zenkoku Hosho Co., Ltd.	955,288
4,700	ZOZO Inc.	93,746

	Total Japan	263,196,392

Jordan — 0.1%
31,709	Hikma Pharmaceuticals PLC	779,438

Luxembourg — 0.2%
15,653	ArcelorMittal	225,851
22,113	Aroundtown SA	183,889
282	Eurofins Scientific SE(a)	129,180
1,696	Millicom International Cellular SA, ADR	86,431
827	RTL Group SA	38,525
8,292	SES SA, FDR, Class A Shares	133,635
156,288	Tenaris SA	1,694,335

	Total Luxembourg	2,491,846

Macau — 0.0%
18,400	MGM China Holdings Ltd.	27,359
57,200	Sands China Ltd.	257,933
40,000	Wynn Macau Ltd.	79,478

	Total Macau	364,770

Mexico — 0.0%
4,553	Fresnillo PLC	41,069

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Netherlands — 4.5%
95,764	Aalberts NV	$3,620,182
9,968	ABN AMRO Group NV, Dutch Certificate, GDR(c)	177,643
242	Adyen NV*(c)	175,381
41,976	Aegon NV(a)	159,962
80,893	Akzo Nobel NV	7,248,219
9,641	ASM International NV	811,361
50,486	ASML Holding NV	11,243,741
23,384	ASR Nederland NV	818,277
43,654	Boskalis Westminster(a)	868,918
15,296	Euronext NV(c)	1,205,667
2,541	EXOR NV	172,856
2,715	Heineken Holding NV	268,583
26,006	Heineken NV	2,767,133
647,343	ING Groep NV	6,196,232
26,593	Intertrust NV(c)	551,430
27,895	Koninklijke Ahold Delhaize NV	653,019
4,275	Koninklijke DSM NV	532,242
84,184	Koninklijke KPN NV	266,619
78,646	Koninklijke Philips NV	3,709,802
1,803	Koninklijke Vopak NV	85,976
7,430	NN Group NV(a)	248,972
6,754	NXP Semiconductors NV	689,853
372,154	PostNL NV	742,094
5,440	QIAGEN NV*	189,273
2,751	Randstad NV	128,473
104,831	Royal Dutch Shell PLC, Class A Shares	2,904,648
437,010	Royal Dutch Shell PLC, Class B Shares	12,052,867
8,629	TKH Group NV, Dutch Certificate	414,268
6,592	Wolters Kluwer NV	474,872

	Total Netherlands	59,378,563

New Zealand — 0.5%
17,112	a2 Milk Co., Ltd.*	155,332
23,247	Auckland International Airport Ltd.	140,790
13,107	Fisher & Paykel Healthcare Corp., Ltd.	137,534
17,979	Fletcher Building Ltd.	50,263
32,042	Meridian Energy Ltd.	100,446
10,257	Ryman Healthcare Ltd.	83,805
40,746	Spark New Zealand Ltd.	113,449
116,786	Summerset Group Holdings Ltd.	444,274
117,559	Xero Ltd.*	5,032,045

	Total New Zealand	6,257,938

Norway — 0.6%
2,770	Aker BP ASA	73,364
168,929	DNB ASA	2,719,972
23,603	Equinor ASA	401,723
41,208	FLEX LNG Ltd.*	405,909
4,664	Gjensidige Forsikring ASA	89,983
10,336	Mowi ASA(a)	247,164
1,203,024	Norsk Hydro ASA	3,798,563
19,484	Orkla ASA	178,464
2,325	Schibsted ASA, Class B Shares	67,199
17,322	Telenor ASA	355,215
4,185	Yara International ASA	181,352

	Total Norway	8,518,908

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Portugal — 0.0%
60,317	EDP — Energias de Portugal SA	$228,097
11,758	Galp Energia SGPS SA	168,901
5,728	Jeronimo Martins SGPS SA	94,717

	Total Portugal	491,715

Russia — 0.4%
12,906	Evraz PLC	78,001
321,746	Gazprom PJSC, ADR	2,221,673
17,893	LUKOIL PJSC, ADR	1,447,186
89,277	Sberbank of Russia PJSC, ADR	1,225,773

	Total Russia	4,972,633

Singapore — 0.5%
58,600	Ascendas Real Estate Investment Trust	129,990
60,619	CapitaLand Commercial Trust, REIT	93,022
59,500	CapitaLand Ltd.	148,441
62,700	CapitaLand Mall Trust, REIT	119,666
12,100	City Developments Ltd.	83,345
55,500	ComfortDelGro Corp., Ltd.	97,804
42,300	DBS Group Holdings Ltd.	746,802
878,500	Frasers Logistics & Industrial Trust, REIT	771,984
130,900	Genting Singapore Ltd.	83,717
158,600	Golden Agri-Resources Ltd.	30,226
2,200	Jardine Cycle & Carriage Ltd.	48,760
33,900	Keppel Corp., Ltd.	142,104
360,800	Oversea-Chinese Banking Corp., Ltd.	2,761,660
16,300	SATS Ltd.	56,305
23,300	Sembcorp Industries Ltd.	34,677
13,700	Singapore Airlines Ltd.	87,075
17,600	Singapore Exchange Ltd.	103,883
29,400	Singapore Press Holdings Ltd.	42,087
38,700	Singapore Technologies Engineering Ltd.	109,687
192,400	Singapore Telecommunications Ltd.	439,499
47,800	Suntec Real Estate Investment Trust	66,393
29,703	United Overseas Bank Ltd.	533,520
12,071	UOL Group Ltd.	63,737
7,000	Venture Corp., Ltd.	76,185
42,800	Wilmar International Ltd.	117,329

	Total Singapore	6,987,898

South Africa — 0.4%
13,946	Anglo American Platinum Ltd.	855,668
312,038	Gold Fields Ltd., ADR	1,853,506
200,660	Impala Platinum Holdings Ltd.*(a)	1,143,505
16,962	Investec PLC	87,247
167,205	MTN Group Ltd.	1,129,925

	Total South Africa	5,069,851

South Korea — 1.9%
12,500	AfreecaTV Co., Ltd.	627,825
11,300	Douzone Bizon Co., Ltd.	535,845
3,069	GS Home Shopping Inc.	404,363
61,750	KB Financial Group Inc.	2,022,627
20,775	Korea United Pharm Inc.(a)	338,207
204,554	KT Corp., ADR	2,297,141
8,035	Maeil Dairies Co., Ltd.	606,871
108,800	Meritz Securities Co., Ltd.	427,337

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

South Korea — 1.9% — (continued)
41,856	Partron Co., Ltd.	$402,812
188,157	Samsung Electronics Co., Ltd.	6,838,793
7,105	Samsung SDI Co., Ltd.	1,460,047
18,036	SFA Engineering Corp.	592,913
57,550	Shinhan Financial Group Co., Ltd.	1,936,356
6,995	SK Innovation Co., Ltd.	953,422
23,523	SK Telecom Co., Ltd.	4,653,697
21,765	SL Corp.	385,733
10,453	Soulbrain Co., Ltd.(a)	588,070

	Total South Korea	25,072,059

Spain — 2.3%
6,169	ACS Actividades de Construccion y Servicios SA	233,310
1,591	Aena SME SA(c)	287,006
26,226	Almirall SA	499,459
41,557	Amadeus IT Group SA	3,097,977
31,549	Applus Services SA	419,749
19,077	Atlantica Yield PLC	453,842
634,981	Banco Bilbao Vizcaya Argentaria SA	3,011,303
144,283	Banco de Sabadell SA	123,676
386,172	Banco Santander SA	1,462,181
30,062	Bankia SA	54,621
70,480	Bankinter SA	410,808
1,987,406	CaixaBank SA	4,507,460
4,522	Cellnex Telecom SA*(c)	181,066
26,190	Cia de Distribucion Integral Logista Holdings SA	514,614
4,365	Enagas SA	95,315
7,485	Endesa SA	192,354
11,468	Ferrovial SA	326,553
153,680	Grifols SA	4,867,685
143,800	Iberdrola SA	1,479,172
93,225	Industria de Diseno Textil SA	2,884,023
24,538	Mapfre SA	63,917
33,393	Masmovil Ibercom SA*	683,882
37,000	Merlin Properties Socimi SA, REIT	494,724
7,074	Naturgy Energy Group SA	185,238
647,865	Prosegur Cash SA(c)	1,009,222
436,035	Prosegur Cia de Seguridad SA	1,605,567
10,304	Red Electrica Corp. SA	205,400
34,242	Repsol SA	497,995
5,851	Siemens Gamesa Renewable Energy SA	79,755
110,118	Telefonica SA	763,124

	Total Spain	30,690,998

Sweden — 1.7%
7,529	Alfa Laval AB	138,754
135,265	Assa Abloy AB, Class B Shares	2,826,448
125,436	Atlas Copco AB, Class A Shares	3,749,605
9,196	Atlas Copco AB, Class B Shares	245,295
7,013	Boliden AB	155,258
78,709	Dometic Group AB(c)	642,048
5,469	Electrolux AB, Series B	122,439
208,990	Epiroc AB, Class A Shares	2,168,278
8,971	Epiroc AB, Class B Shares	88,999
14,292	Essity AB, Class B Shares	446,120
32,917	Evolution Gaming Group AB(c)	618,464
18,931	Hennes & Mauritz AB, Class B Shares	362,968

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Sweden — 1.7% — (continued)
6,357	Hexagon AB, Class B Shares	$282,985
11,408	Husqvarna AB, Class B Shares	88,516
1,997	ICA Gruppen AB	97,962
3,795	Industrivarden AB, Class C Shares	79,449
10,733	Investor AB, Class B Shares	503,648
5,573	Kinnevik AB, Class B Shares	151,946
1,730	L E Lundbergforetagen AB, Class B Shares	64,828
19,379	Loomis AB, Class B Shares	656,035
4,260	Lundin Petroleum AB	129,680
55,357	Peab AB	453,846
72,277	Resurs Holding AB(c)	410,380
26,604	Sandvik AB	381,798
7,108	Securitas AB, Class B Shares	106,468
38,099	Skandinaviska Enskilda Banken AB, Class A Shares	327,723
7,794	Skanska AB, Class B Shares	146,155
8,841	SKF AB, Class B Shares	142,839
191,617	SSAB AB, Class B Shares	479,541
35,728	Svenska Handelsbanken AB, Class A Shares	314,678
21,341	Swedbank AB, Class A Shares	274,411
47,120	Swedish Match AB	1,849,307
11,676	Tele2 AB, Class B Shares	164,803
72,401	Telefonaktiebolaget LM Ericsson, Class B Shares	567,933
68,238	Telia Co. AB	299,282
21,070	THQ Nordic AB, Class B Shares*	522,391
35,001	Volvo AB, Class B Shares	483,887
79,170	Wihlborgs Fastigheter AB	1,274,417

	Total Sweden	21,819,584

Switzerland — 9.9%
397,007	ABB Ltd., Class Registered Shares	7,527,367
71,179	Adecco Group AG, Class Registered Shares	3,745,828
10,218	Alcon Inc.*	622,954
849,372	Aryzta AG*	691,138
1,150	Baloise Holding AG, Class Registered Shares	196,217
1,768	Barry Callebaut AG, Class Registered Shares	3,616,523
1,597	Bucher Industries AG, Class Registered Shares	471,221
4,554	Cembra Money Bank AG	462,260
27	Chocoladefabriken Lindt & Spruengli AG	199,840
2	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	164,813
86,529	Cie Financiere Richemont SA, Class Registered Shares	6,723,913
5,107	Clariant AG, Class Registered Shares*	94,043
34,922	Coca-Cola HBC AG	1,160,387
60,233	Credit Suisse Group AG, Class Registered Shares*	705,336
1,101	Dufry AG, Class Registered Shares*	89,348
574	Emmi AG, Class Registered Shares	464,743
184	EMS-Chemie Holding AG, Class Registered Shares(a)	109,498
411	Forbo Holding AG, Class Registered Shares	599,145
873	Geberit AG, Class Registered Shares	397,252
571	Georg Fischer AG, Class Registered Shares	468,095
218	Givaudan SA, Class Registered Shares	589,789
262,189	Glencore PLC*	756,898
3,443	Helvetia Holding AG, Class Registered Shares	449,062
72,026	Julius Baer Group Ltd.*	2,851,032
1,269	Kuehne + Nagel International AG, Class Registered Shares	184,816
72,131	LafargeHolcim Ltd., Class Registered Shares*	3,413,431
37,138	Logitech International SA, Class Registered Shares	1,507,314

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

Switzerland — 9.9% — (continued)
19,884	Lonza Group AG, Class Registered Shares*	$7,034,337
146,482	Nestlé SA, Class Registered Shares	16,437,982
164,992	Novartis AG, Class Registered Shares	14,856,656
875	Pargesa Holding SA	63,988
440	Partners Group Holding AG	356,963
7,489	PSP Swiss Property AG, Class Registered Shares	995,244
65,724	Roche Holding AG	17,976,869
10,642	Schindler Holding AG	2,431,930
512	Schindler Holding AG, Class Registered Shares	116,152
860	SGS SA, Class Registered Shares	2,113,164
26,015	Sika AG, Class Registered Shares	3,737,187
1,350	Sonova Holding AG, Class Registered Shares	314,606
203,713	STMicroelectronics NV	3,619,084
1,453	Straumann Holding AG, Class Registered Shares	1,139,349
5,554	Sulzer AG, Class Registered Shares	527,911
688	Swatch Group AG (The)	186,658
1,423	Swatch Group AG (The), Class Registered Shares	72,780
4,508	Swiss Life Holding AG, Class Registered Shares	2,139,124
1,756	Swiss Prime Site AG, Class Registered Shares*	174,784
7,182	Swiss Re AG	691,174
596	Swisscom AG, Class Registered Shares	298,437
25,808	Temenos AG, Class Registered Shares*	4,329,438
583,462	UBS Group AG, Class Registered Shares*	6,168,049
28,455	VAT Group AG*(c)	3,425,713
1,051	Vifor Pharma AG	166,745
12,777	Vontobel Holding AG, Class Registered Shares	667,722
15,269	Wizz Air Holdings PLC*(c)	668,796
3,567	Zurich Insurance Group AG	1,270,017

	Total Switzerland	130,243,122

Taiwan — 0.4%
3,349,000	Innolux Corp.	749,883
75,042	MediaTek Inc.	879,032
3,455,881	Shin Kong Financial Holding Co., Ltd.	1,014,004
262,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,163,533

	Total Taiwan	4,806,452

Thailand — 0.2%
790,300	CP ALL PCL	2,168,388

Turkey — 0.1%
517,427	Akbank T.A.S.*	616,486
559,149	Türkiye Garanti Bankasi AS*	854,662

	Total Turkey	1,471,148

United Arab Emirates — 0.0%
1,976	NMC Health PLC	60,202

United Kingdom — 15.1%
22,475	3i Group PLC	300,035
4,561	Admiral Group PLC	119,207
143,281	Anglo American PLC	3,096,897
134,287	Ashmore Group PLC	737,640
11,077	Ashtead Group PLC	306,386
8,395	Associated British Foods PLC	232,139
94,466	AstraZeneca PLC	8,427,929

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 15.1% — (continued)
120,345	Auto Trader Group PLC(c)	$778,918
94,846	Avast PLC(c)	438,908
14,440	AVEVA Group PLC	650,307
1,009,303	Aviva PLC	4,351,916
104,316	B&M European Value Retail SA	454,582
179,649	Babcock International Group PLC	1,097,613
75,328	BAE Systems PLC	500,289
664,580	Balfour Beatty PLC	1,747,128
3,833,859	Barclays PLC	6,390,290
23,705	Barratt Developments PLC	182,522
82,143	Beazley PLC	570,586
14,843	Bellway PLC	525,052
2,788	Berkeley Group Holdings PLC	132,917
26,210	Blue Prism Group PLC*	296,627
1,925,216	BP PLC	11,737,968
232,339	British American Tobacco PLC	8,147,552
184,321	British Land Co. PLC (The), REIT	1,143,864
1,148,028	BT Group PLC	2,316,182
129,223	Bunzl PLC	3,166,506
75,744	Burberry Group PLC	1,997,316
237,071	Cairn Energy PLC*	482,361
1,457,164	Centrica PLC	1,236,208
242,019	Cineworld Group PLC	643,479
53,280	Clinigen Group PLC	575,303
23,927	CNH Industrial NV	247,940
378,265	Coats Group PLC	337,095
1,314,573	Cobham PLC*	2,583,942
5,747	Coca-Cola European Partners PLC	323,786
37,376	Compass Group PLC	947,908
40,313	Computacenter PLC	650,212
13,334	Cranswick PLC	448,060
3,028	Croda International PLC	173,328
152,881	Diageo PLC	6,535,548
34,500	Direct Line Insurance Group PLC	118,903
3,017	easyJet PLC	35,387
91,026	Electrocomponents PLC	644,188
28,212	Ferguson PLC	2,076,212
25,391	Fiat Chrysler Automobiles NV	332,387
39,416	G4S PLC	83,544
262,271	GlaxoSmithKline PLC	5,458,564
8,946	Halma PLC	213,785
6,621	Hargreaves Lansdown PLC	151,462
1,031,214	HSBC Holdings PLC	7,415,150
56,054	Hunting PLC	312,357
22,546	Imperial Brands PLC	583,442
30,398	Informa PLC	322,085
4,055	InterContinental Hotels Group PLC	251,244
47,766	Intermediate Capital Group PLC	777,019
34,329	Intertek Group PLC	2,270,280
80,684	ITV PLC	113,930
804,747	J Sainsbury PLC	1,921,146
203,383	JD Sports Fashion PLC	1,527,998
17,476	John Wood Group PLC	80,334
109,231	Johnson Matthey PLC	3,870,914
43,548	Keller Group PLC	345,203
784,219	Kingfisher PLC	1,857,248

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value

United Kingdom — 15.1% — (continued)
125,712	Land Securities Group PLC, REIT	$1,186,867
760,633	Legal & General Group PLC	2,034,920
34,885	Linde PLC	6,542,697
12,570	LivaNova PLC*	975,809
9,378,570	Lloyds Banking Group PLC	5,675,739
7,384	London Stock Exchange Group PLC	625,204
218,237	LondonMetric Property PLC, REIT	544,973
539,038	Marks & Spencer Group PLC	1,261,772
92,132	Meggitt PLC	694,493
940,079	Melrose Industries PLC	2,074,175
16,272	Merlin Entertainments PLC(c)	89,485
145,743	Micro Focus International PLC	1,997,707
10,554	Mondi PLC	205,434
106,301	Moneysupermarket.com Group PLC	483,386
136,913	National Express Group PLC	707,200
80,359	National Grid PLC	840,751
7,851	Next PLC	567,352
26,625	Nomad Foods Ltd.*	536,494
103,200	Ocado Group PLC*	1,627,826
138,581	OneSavings Bank PLC	543,177
18,414	Pearson PLC	186,763
7,437	Persimmon PLC	172,257
743,360	Prudential PLC	12,387,881
16,672	Reckitt Benckiser Group PLC	1,300,458
67,614	Redrow PLC	454,948
97,982	RELX PLC	2,344,957
43,580	Rentokil Initial PLC	238,836
8,748	Rio Tinto Ltd.	517,675
26,862	Rio Tinto PLC	1,354,612
619,414	Rolls-Royce Holdings PLC*	5,816,996
117,215	Royal Bank of Scotland Group PLC	264,746
24,076	RSA Insurance Group PLC	153,374
114,867	Safestore Holdings PLC, REIT	939,075
26,087	Sage Group PLC (The)	222,526
2,999	Schroders PLC	99,669
25,556	Segro PLC, REIT	244,350
5,464	Severn Trent PLC	137,724
128,047	Smith & Nephew PLC	3,064,279
9,315	Smiths Group PLC	189,361
1,735	Spirax-Sarco Engineering PLC	169,517
309,866	SSE PLC	4,343,397
12,388	St. James’s Place PLC	138,445
420,368	Standard Chartered PLC	3,184,724
59,337	Standard Life Aberdeen PLC	180,515
148,413	Stock Spirits Group PLC	426,260
87,466	Synthomer PLC	330,103
102,027	Tate & Lyle PLC	894,024
75,735	Taylor Wimpey PLC	134,537
114,876	TechnipFMC PLC	2,855,437
230,784	Tesco PLC	615,829
34,668	Unilever NV	2,151,953
94,749	Unilever PLC	5,992,444
65,646	UNITE Group PLC (The), REIT	836,424
15,883	United Utilities Group PLC	157,371
88,026	Vesuvius PLC	500,393
2,835,269	Vodafone Group PLC	5,353,652

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units		Security	Value

United Kingdom — 15.1% — (continued)
96,981		Weir Group PLC (The)	$1,730,581
45,065		Whitbread PLC	2,399,569
56,955		WM Morrison Supermarkets PLC	126,609
29,635		WPP PLC	351,202

		Total United Kingdom	197,974,162

United States — 0.9%
848		Booking Holdings Inc.*	1,667,516
34,620		Carnival Corp.	1,526,049
32,049		Carnival PLC	1,347,196
17,300		EPAM Systems Inc.*	3,310,009
1		International Flavors & Fragrances Inc.	79
16,610		Philip Morris International Inc.	1,197,415
15,470		ResMed Inc.	2,154,971
502,200		Samsonite International SA(c)	943,134

		Total United States	12,146,369

		TOTAL COMMON STOCKS (Cost — $1,219,115,216)	1,269,108,424

PREFERRED STOCKS — 0.8%

Germany — 0.8%
1,426		Bayerische Motoren Werke AG, Class Preferred Shares	76,772
1,510		FUCHS PETROLUB SE, Class Preferred Shares	52,759
4,198		Henkel AG & Co. KGaA, Class Preferred Shares	420,348
3,608		Porsche Automobil Holding SE, Class Preferred Shares	226,239
833		Sartorius AG, Class Preferred Shares	166,482
59,667		Volkswagen AG, Class Preferred Shares	9,580,083

		Total Germany	10,522,683

		TOTAL PREFERRED STOCKS (Cost — $8,464,265)	10,522,683

CLOSED END MUTUAL FUND SECURITY — 0.0%

United States — 0.0%
14,843		Vanguard FTSE Developed Markets ETF, Common Class (Cost — $570,740)	595,056

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,228,150,221)	1,280,226,163

Face Amount†

SHORT-TERM INVESTMENTS (f) — 2.9%

MONEY MARKET FUND — 0.7%
$9,378,863		Invesco STIT — Government & Agency Portfolio, 1.998%, Institutional Class(g) (Cost — $9,378,863)	9,378,863

TIME DEPOSITS — 2.2%
14,584,814		ANZ National Bank — London, 1.490% due 9/3/19	14,584,814
1,107,823		Banco Santander SA — Frankfurt, 1.490% due 9/3/19	1,107,823
		BBH — Grand Cayman:
265,740	CHF	(1.580)% due 9/2/19	268,478
15,473	DKK	(0.800)% due 9/2/19	2,281
8,925	EUR	(0.580)% due 9/2/19	9,809
100,572	SEK	(0.320)% due 9/2/19	10,248
80	JPY	(0.250)% due 9/2/19	1
2,005	NZD	0.280% due 9/2/19	1,264

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Face Amount†		Security	Value

TIME DEPOSITS — 2.2% — (continued)
85	GBP	0.370% due 9/2/19	$104
56,866	AUD	0.450% due 9/2/19	38,293
63,772	NOK	0.500% due 9/2/19	6,998
159,987	HKD	0.750% due 9/2/19	20,404
2,286	CAD	0.870% due 9/3/19	1,717
18	SGD	0.940% due 9/2/19	13
258	ZAR	5.460% due 9/2/19	17
		BNP Paribas — Paris:
401,235	EUR	(0.580)% due 9/2/19	440,977
1,020,212	HKD	0.750% due 9/2/19	130,115
171,896	GBP	Citibank — London, 0.370% due 9/2/19	209,146
$4,400,499		Citibank — New York, 1.490% due 9/3/19	4,400,499
75,032	SGD	HSBC Bank — Singapore, 0.940% due 9/2/19	54,071
6,762,511		JPMorgan Chase & Co. — New York, 1.490% due 9/3/19	6,762,510
34,905,199	JPY	Sumitomo Mitsui Banking Corp. — Tokyo, (0.250)% due 9/2/19	328,597

		TOTAL TIME DEPOSITS (Cost — $28,378,179)	28,378,179

		TOTAL SHORT-TERM INVESTMENTS (Cost — $37,757,042)	37,757,042

		TOTAL INVESTMENTS — 100.5% (Cost — $1,265,907,263)	1,317,983,205

		Liabilities in Excess of Other Assets — (0.5)%	(6,941,386)

		TOTAL NET ASSETS — 100.0%	$1,311,041,819

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security trades on the Hong Kong exchange.
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $22,980,780 and represents 1.8% of net assets.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Illiquid security.
(f)	Inclusive of all short-term holdings, including investment of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 2.2%.
(g)	Represents investment of collateral received from securities lending transactions.

At August 31, 2019, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Equity Fund	$1,292,642,569	$232,990,552	$(207,646,661)	$25,343,891

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
FDR	— Finish Depositary Receipt
GDR	— Global Depositary Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Summary of Investments by Security Sector^
Financials	16.5%
Industrials	15.9
Consumer Discretionary	11.7
Health Care	11.5
Information Technology	9.8
Consumer Staples	8.1
Materials	7.4
Communication Services	6.4
Energy	6.0
Real Estate	2.6
Utilities	1.9
Short-Term Investments	2.2

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2019, International Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	19	9/19	$701,227	$713,954	$12,727
FTSE 100 Index September Futures	5	9/19	441,972	436,825	(5,147)
SPI 200 Index September Futures	2	9/19	220,017	221,246	1,229
TOPIX Index September Futures	3	9/19	432,008	426,454	(5,554)

					$3,255

At August 31, 2019, International Equity Fund had deposited cash of $90,782 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

COMMON STOCKS — 96.3%

Argentina — 0.3%
2,964	Banco BBVA Argentina SA, ADR	$12,508
1,527	Banco Macro SA, ADR	35,594
1,095	Globant SA*	103,948
3,388	Grupo Financiero Galicia SA, ADR	36,726
1,905	Pampa Energia SA, ADR*(a)	24,727
1,726	Telecom Argentina SA, ADR	15,430
949	Transportadora de Gas del Sur SA, ADR	7,118
124,469	YPF SA, ADR	1,065,455

	Total Argentina	1,301,506

Australia — 0.0%
40,000	MMG Ltd.*	8,200

Belgium — 0.0%
1,168	Titan Cement International SA*	23,877

Brazil — 6.7%
138,001	Ambev SA	623,741
246,471	Ambev SA, ADR	1,118,978
11,300	Atacadao SA	60,841
6,925	B2W Cia Digital*	78,584
61,667	B3 SA — Brasil Bolsa Balcao	667,032
37,127	Banco Bradesco SA	271,612
6,360	Banco BTG Pactual SA	89,954
467,742	Banco do Brasil SA	5,222,041
12,695	Banco Santander Brasil SA	130,575
358,015	BB Seguridade Participações SA	2,824,012
23,965	BR Malls Participações SA	77,998
16,663	BRF SA*	153,444
724,806	CCR SA	2,843,749
6,483	Centrais Eletricas Brasileiras SA	71,909
9,781	Cia de Saneamento Basico do Estado de Sao Paulo	122,093
17,041	Cia Siderurgica Nacional SA	59,083
727,206	Cielo SA	1,360,740
4,551	Cosan SA	54,930
20,394	Embraer SA	88,386
5,411	Energisa SA	62,043
6,028	Engie Brasil Energia SA	65,465
5,034	Equatorial Energia SA	116,402
421,750	Fleury SA	2,443,894
11,971	Hypera SA	92,982
652,300	International Meal Co. Alimentacao SA	1,409,570
154,765	IRB Brasil Resseguros SA	4,054,325
32,529	JBS SA	232,790
21,853	Klabin SA	79,461
43,404	Kroton Educacional SA	105,635
17,067	Localiza Rent a Car SA	193,839
23,697	Lojas Renner SA	289,222
1,822	M Dias Branco SA	15,925
18,904	Magazine Luiza SA	165,637
781,200	Movida Participacoes SA	2,917,888
8,820	Multiplan Empreendimentos Imobiliarios SA	55,347
6,254	Natura Cosméticos SA	99,629
9,792	Notre Dame Intermedica Participacoes SA	132,585
21,233	Petrobras Distribuidora SA	147,645
90,732	Petroleo Brasileiro SA	619,302

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Brazil — 6.7% — (continued)
2,824	Porto Seguro SA	$38,183
7,126	Raia Drogasil SA	158,357
367,578	Rumo SA*	1,961,363
6,835	Sul America SA	79,955
16,700	Suzano SA	117,254
26,912	TIM Participações SA	79,922
22,998	Ultrapar Participações SA	91,176
94,270	Vale SA*	1,037,215
26,201	WEG SA	142,337

	Total Brazil	32,925,050

Chile — 0.3%
97,799	Aguas Andinas SA, Class A Shares	52,942
1,144,505	Banco de Chile	163,105
1,528	Banco de Credito e Inversiones SA	94,235
1,935,679	Banco Santander Chile	137,352
42,252	Cencosud SA	62,656
5,277	Cia Cervecerias Unidas SA	59,685
252,929	Colbun SA	44,518
4,335	Empresa Nacional de Telecomunicaciones SA*	37,814
31,677	Empresas CMPC SA	72,880
12,701	Empresas COPEC SA	114,432
1,150,114	Enel Americas SA	188,308
895,861	Enel Chile SA	76,133
3,934,534	Itau CorpBanca	30,252
8,654	Latam Airlines Group SA	71,733
22,952	SACI Falabella	128,382

	Total Chile	1,334,427

China — 25.7%
44,000	3SBio Inc.*(b)	67,426
838	51job Inc., ADR*	60,277
2,762	58.com Inc., ADR*	148,568
266,488	AAC Technologies Holdings Inc.	1,142,802
6,200	AECC Aviation Power Co., Ltd., Class A Shares	20,394
42,000	Agile Group Holdings Ltd.	53,374
110,300	Agricultural Bank of China Ltd., Class A Shares	52,363
855,000	Agricultural Bank of China Ltd., Class H Shares(c)	328,492
4,810	Aier Eye Hospital Group Co., Ltd., Class A Shares	22,670
60,000	Air China Ltd., Class H Shares(c)	51,628
104,602	Alibaba Group Holding Ltd., ADR*	18,308,488
2,179,000	A-Living Services Co., Ltd., (Restricted, cost — $3,326,516, acquired 4/16/18), Class H Shares(b)(c)(d)	4,246,171
31,400	Aluminum Corp. of China Ltd., Class A Shares*	15,780
120,000	Aluminum Corp. of China Ltd., Class H Shares*(c)	35,035
41,600	Angang Steel Co., Ltd., Class H Shares(c)	14,372
5,800	Anhui Conch Cement Co., Ltd., Class A Shares	31,923
455,837	Anhui Conch Cement Co., Ltd., Class H Shares(c)	2,556,165
308,000	ANTA Sports Products Ltd.	2,545,591
1,812	Autohome Inc., ADR*	157,934
10,200	AVIC Aircraft Co., Ltd., Class A Shares	22,883
76,000	AviChina Industry & Technology Co., Ltd., Class H Shares(c)	39,636
50,500	BAIC Motor Corp., Ltd., Class H Shares(b)(c)	28,240
23,030	Baidu Inc., ADR*	2,405,944
19,200	Bank of Beijing Co., Ltd., Class A Shares	14,073
58,930	Bank of China Ltd., Class A Shares	29,045
2,353,000	Bank of China Ltd., Class H Shares(c)	894,966

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 25.7% — (continued)
39,800	Bank of Communications Co., Ltd., Class A Shares	$30,065
298,000	Bank of Communications Co., Ltd., Class H Shares(c)	194,254
15,300	Bank of Jiangsu Co., Ltd., Class A Shares	14,271
16,600	Bank of Nanjing Co., Ltd., Class A Shares	18,077
6,800	Bank of Ningbo Co., Ltd., Class A Shares	21,682
12,740	Bank of Shanghai Co., Ltd., Class A Shares	16,044
30,184	Baoshan Iron & Steel Co., Ltd., Class A Shares	24,484
109,227	Baozun Inc., ADR*(a)	4,998,228
75,000	BBMG Corp., Class H Shares(c)	21,255
5,200	BeiGene Ltd., ADR*	747,500
54,000	Beijing Capital International Airport Co., Ltd., Class H Shares(c)	45,199
3,900	Beijing Shiji Information Technology Co., Ltd., Class A Shares	18,509
30,800	BOE Technology Group Co., Ltd., Class A Shares	15,734
2,500	BYD Co., Ltd., Class A Shares	17,256
18,500	BYD Co., Ltd., Class H Shares(a)(c)	95,325
29,500	BYD Electronic International Co., Ltd.	35,142
334,000	CGN Power Co., Ltd., Class H Shares(b)(c)	87,954
35,000	China Aoyuan Group Ltd.	41,018
5,300	China Avionics Systems Co., Ltd., Class A Shares	11,076
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(c)	52,812
284,000	China CITIC Bank Corp., Ltd., Class H Shares(c)	148,189
7,000	China Coal Energy Co., Ltd., Class H Shares(c)	2,771
159,000	China Communications Construction Co., Ltd., Class H Shares(c)	123,012
82,000	China Communications Services Corp., Ltd., Class H Shares(c)	45,667
51,500	China Conch Venture Holdings Ltd.	171,211
13,631,380	China Construction Bank Corp., Class H Shares(c)	10,077,887
40,000	China Eastern Airlines Corp., Ltd., Class H Shares*(c)	18,709
30,812	China Everbright Bank Co., Ltd., Class A Shares	16,176
145,000	China Everbright Bank Co., Ltd., Class H Shares(c)	60,338
56,000	China Evergrande Group	115,410
3,770	China Fortune Land Development Co., Ltd., Class A Shares	14,041
91,000	China Galaxy Securities Co., Ltd., Class H Shares(c)	43,148
45,500	China Hongqiao Group Ltd.	29,688
286,000	China Huarong Asset Management Co., Ltd., Class H Shares(b)(c)	44,713
102,000	China Huishan Dairy Holdings Co., Ltd.*(e)(f)	221
34,000	China International Capital Corp., Ltd., Class H Shares(b)(c)	58,436
1,836	China International Travel Service Corp., Ltd., Class A Shares	24,453
4,800	China Life Insurance Co., Ltd., Class A Shares	19,329
221,000	China Life Insurance Co., Ltd., Class H Shares(c)	513,427
8,600	China Literature Ltd.*(b)	26,217
98,000	China Longyuan Power Group Corp., Ltd., Class H Shares(c)	53,772
41,000	China Medical System Holdings Ltd.	50,885
27,500	China Merchants Bank Co., Ltd., Class A Shares	131,587
461,000	China Merchants Bank Co., Ltd., Class H Shares(c)	2,086,629
7,100	China Merchants Securities Co., Ltd., Class A Shares	15,837
6,420	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A Shares	17,699
55,920	China Minsheng Banking Corp., Ltd., Class A Shares	45,363
192,700	China Minsheng Banking Corp., Ltd., Class H Shares(c)	126,500
26,600	China Molybdenum Co., Ltd., Class A Shares	13,319
108,000	China Molybdenum Co., Ltd., Class H Shares(a)(c)	29,175
114,000	China National Building Material Co., Ltd., Class H Shares(c)	97,183
18,900	China National Nuclear Power Co., Ltd., Class A Shares	14,223
50,000	China Oilfield Services Ltd., Class H Shares(c)	61,627
34,000	China Oriental Group Co., Ltd.	13,407
10,500	China Pacific Insurance Group Co., Ltd., Class A Shares	55,397
75,400	China Pacific Insurance Group Co., Ltd., Class H Shares(c)	300,514

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 25.7% — (continued)
38,900	China Petroleum & Chemical Corp., Class A Shares	$27,098
768,000	China Petroleum & Chemical Corp., Class H Shares(c)	447,985
21,599	China Railway Construction Corp., Ltd., Class A Shares	27,438
60,500	China Railway Construction Corp., Ltd., Class H Shares(c)	65,132
27,800	China Railway Group Ltd., Class A Shares	23,326
118,000	China Railway Group Ltd., Class H Shares(c)	77,016
66,000	China Railway Signal & Communication Corp., Ltd., Class H Shares(b)(c)	39,390
193,000	China Reinsurance Group Corp., Class H Shares(c)	31,457
54,000	China Resources Pharmaceutical Group Ltd.(b)	55,599
6,299	China Shenhua Energy Co., Ltd., Class A Shares	16,467
703,500	China Shenhua Energy Co., Ltd., Class H Shares(c)	1,369,925
21,800	China Shipbuilding Industry Co., Ltd., Class A Shares	18,502
9,100	China South Publishing & Media Group Co., Ltd., Class A Shares	15,606
20,400	China Southern Airlines Co., Ltd., Class A Shares	18,706
44,000	China Southern Airlines Co., Ltd., Class H Shares(c)	24,556
1,100	China Spacesat Co., Ltd., Class A Shares	3,575
60,140	China State Construction Engineering Corp., Ltd., Class A Shares	45,926
430,000	China Telecom Corp., Ltd., Class H Shares(c)	192,175
1,234,000	China Tower Corp., Ltd., Class H Shares(b)(c)	279,964
45,400	China United Network Communications Ltd., Class A Shares	37,072
15,600	China Vanke Co., Ltd., Class A Shares	56,181
42,000	China Vanke Co., Ltd., Class H Shares(c)	144,566
30,600	China Yangtze Power Co., Ltd., Class A Shares	79,556
44,800	China Zhongwang Holdings Ltd.	18,330
8,800	Chinese Universe Publishing & Media Group Co., Ltd., Class A Shares	15,405
38,000	Chongqing Rural Commercial Bank Co., Ltd., Class H Shares(c)	18,332
2,700	Chongqing Zhifei Biological Products Co., Ltd., Class A Shares	18,003
84,000	CIFI Holdings Group Co., Ltd.	44,927
15,100	CITIC Securities Co., Ltd., Class A Shares	47,030
61,000	CITIC Securities Co., Ltd., Class H Shares(c)	108,535
1,582,442	CNOOC Ltd.	2,347,341
1,500	Contemporary Amperex Technology Co., Ltd., Class A Shares	15,120
36,000	COSCO SHIPPING Energy Transportation Co., Ltd., Class H Shares(c)	20,300
69,000	COSCO SHIPPING Holdings Co., Ltd., Class H Shares*(c)	24,539
235,000	Country Garden Holdings Co., Ltd.	290,158
40,000	Country Garden Services Holdings Co., Ltd.	115,272
39,299	CRRC Corp., Ltd., Class A Shares	39,942
129,000	CRRC Corp., Ltd., Class H Shares(c)	88,491
144,000	CSPC Pharmaceutical Group Ltd.	286,298
12,272	Ctrip.com International Ltd., ADR*	397,367
59,000	Dali Foods Group Co., Ltd.(b)	39,248
12,199	Daqin Railway Co., Ltd., Class A Shares	13,180
88,000	Datang International Power Generation Co., Ltd., Class H Shares(c)	19,261
15,500	DHC Software Co., Ltd., Class A Shares	14,820
86,000	Dongfeng Motor Group Co., Ltd., Class H Shares(c)	79,542
7,300	East Money Information Co., Ltd., Class A Shares	14,740
182,800	ENN Energy Holdings Ltd.	2,079,943
11,900	Focus Media Information Technology Co., Ltd., Class A Shares	8,920
3,200	Foshan Haitian Flavouring & Food Co., Ltd., Class A Shares	51,227
71,500	Fosun International Ltd.	91,546
16,400	Founder Securities Co., Ltd., Class A Shares	15,176
3,100	Foxconn Industrial Internet Co., Ltd., Class A Shares	6,149
3,133,300	Fu Shou Yuan International Group Ltd.	3,027,134
56,000	Future Land Development Holdings Ltd.(a)	44,081
17,600	Fuyao Glass Industry Group Co., Ltd., Class H Shares(b)(c)	50,027
44,300	GD Power Development Co., Ltd., Class A Shares	15,216

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 25.7% — (continued)
1,684	GDS Holdings Ltd., ADR*	$67,933
9,300	Gemdale Corp., Class A Shares	14,579
26,000	Genscript Biotech Corp.*	57,984
8,200	GF Securities Co., Ltd., Class A Shares*	15,198
31,800	GF Securities Co., Ltd., Class H Shares*(c)	32,500
7,900	GoerTek Inc., Class A Shares	14,506
313,000	GOME Retail Holdings Ltd.*(a)	28,288
93,000	Great Wall Motor Co., Ltd., Class H Shares(c)	58,789
2,799	Gree Electric Appliances Inc of Zhuhai, Class A Shares	21,682
21,900	Greenland Holdings Corp., Ltd., Class A Shares	20,270
32,000	Greentown Service Group Co., Ltd.	29,170
30,000	Guanghui Energy Co., Ltd., Class A Shares	13,864
35,000	Guangshen Railway Co., Ltd., Class A Shares	15,169
9,400	Guangzhou Automobile Group Co., Ltd., Class A Shares	15,392
72,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(c)	72,170
2,600	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A Shares	13,392
7,900	Guangzhou Haige Communications Group Inc. Co., Class A Shares	10,940
25,200	Guangzhou R&F Properties Co., Ltd., Class H Shares(c)	40,426
9,400	Guosen Securities Co., Ltd., Class A Shares	16,950
7,400	Guotai Junan Securities Co., Ltd., Class A Shares	17,651
29,600	Guotai Junan Securities Co., Ltd., Class H Shares(b)(c)	42,063
11,000	Haidilao International Holding Ltd.(b)	50,955
7,300	Haier Smart Home Co., Ltd., Class A Shares	16,202
16,000	Haitian International Holdings Ltd.	29,978
9,300	Haitong Securities Co., Ltd., Class A Shares	17,729
84,800	Haitong Securities Co., Ltd., Class H Shares(c)	80,340
13,800	Hangzhou Hikvision Digital Technology Co., Ltd., Class A Shares	59,537
249,000	Hengan International Group Co., Ltd.	1,631,860
10,778	Hengli Petrochemical Co., Ltd., Class A Shares	20,681
292,000	HengTen Networks Group Ltd.*(a)	4,637
10,600	Hengtong Optic-electric Co., Ltd., Class A Shares	21,178
2,300	Hengyi Petrochemical Co., Ltd., Class A Shares	3,627
43,300	Hesteel Co., Ltd., Class A Shares	15,477
1,299	Hithink RoyalFlush Information Network Co., Ltd., Class A Shares	16,139
14,000	Hua Hong Semiconductor Ltd.(b)	23,293
46,000	Huadian Power International Corp., Ltd., Class H Shares(c)	17,939
128,000	Huaneng Power International Inc., Class H Shares(c)	70,192
140,000	Huaneng Renewables Corp., Ltd., Class H Shares(c)(e)(f)	38,824
7,200	Huatai Securities Co., Ltd., Class A Shares	19,050
48,200	Huatai Securities Co., Ltd., Class H Shares(b)(c)	69,816
14,900	Huaxia Bank Co., Ltd., Class A Shares	15,056
5,800	Huayu Automotive Systems Co., Ltd., Class A Shares	20,175
39,218	Huazhu Group Ltd., ADR	1,295,371
7,200	Hubei Energy Group Co., Ltd., Class A Shares	4,051
1,600	Hundsun Technologies Inc., Class A Shares	16,590
56,200	HUYA Inc., ADR*	1,416,240
3,900	Iflytek Co., Ltd., Class A Shares*	17,909
82,200	Industrial & Commercial Bank of China Ltd., Class A Shares	61,861
1,923,000	Industrial & Commercial Bank of China Ltd., Class H Shares(c)	1,209,860
30,100	Industrial Bank Co., Ltd., Class A Shares	72,146
98,200	Inner Mongolia BaoTou Steel Union Co., Ltd., Class A Shares	20,565
32,800	Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., Class A Shares	13,506
8,700	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares	34,766
40,100	Inner Mongolia Yitai Coal Co., Ltd., Class B Shares	35,679
3,784	iQIYI Inc., ADR*(a)	69,209
22,013	JD.com Inc., ADR*	671,397

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 25.7% — (continued)
44,000	Jiangsu Expressway Co., Ltd., Class H Shares(c)	$58,272
6,240	Jiangsu Hengrui Medicine Co., Ltd., Class A Shares	69,737
2,200	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A Shares	34,369
11,800	Jiangxi Copper Co., Ltd., Class A Shares	23,572
29,000	Jiangxi Copper Co., Ltd., Class H Shares(c)	32,533
7,800	Jointown Pharmaceutical Group Co., Ltd., Class A Shares	14,516
55,000	Kaisa Group Holdings Ltd.	18,915
81,000	Kingdee International Software Group Co., Ltd.	72,826
27,000	Kingsoft Corp., Ltd.*	49,482
17,264	Kweichow Moutai Co., Ltd., Class A Shares	2,752,206
39,000	KWG Group Holdings Ltd.	33,811
8,500	Legend Holdings Corp., Class H Shares(b)(c)	18,246
204,000	Lenovo Group Ltd.	133,571
59,500	Li Ning Co., Ltd.	174,697
42,000	Logan Property Holdings Co., Ltd.	58,980
55,000	Longfor Group Holdings Ltd.(b)	195,475
4,600	LONGi Green Energy Technology Co., Ltd., Class A Shares	17,755
6,630	Luxshare Precision Industry Co., Ltd., Class A Shares	22,641
27,500	Luye Pharma Group Ltd.(b)	21,260
1,600	Luzhou Laojiao Co., Ltd., Class A Shares	21,637
33,400	Maanshan Iron & Steel Co., Ltd., Class A Shares	12,495
52,000	Maanshan Iron & Steel Co., Ltd., Class H Shares(c)	19,446
9,480	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A Shares	16,410
51,500	Meitu Inc.*(b)	12,925
29,700	Meituan Dianping, Class B Shares*	280,520
36,900	Metallurgical Corp. of China Ltd., Class A Shares	14,166
82,000	Metallurgical Corp. of China Ltd., Class H Shares(c)	18,276
4,700	Midea Group Co., Ltd., Class A Shares	34,620
4,463	Momo Inc., ADR	164,149
1,900	Muyuan Foodstuff Co., Ltd., Class A Shares	21,325
5,900	NARI Technology Co., Ltd., Class A Shares	14,242
21,020	NetEase Inc., ADR	5,360,100
2,400	New China Life Insurance Co., Ltd., Class A Shares	16,154
25,700	New China Life Insurance Co., Ltd., Class H Shares(c)	100,776
6,400	New Hope Liuhe Co., Ltd., Class A Shares	17,429
9,253	New Oriental Education & Technology Group Inc., ADR*	1,049,290
20,753	NIO Inc., ADR*(a)	59,354
897	Noah Holdings Ltd., ADR*	26,910
11,300	Orient Securities Co., Ltd./China, Class A Shares	15,693
10,800	Oriental Pearl Group Co., Ltd., Class A Shares	14,075
256,000	People’s Insurance Co. Group of China Ltd., Class H Shares(c)	99,923
21,700	PetroChina Co., Ltd., Class A Shares	18,562
624,000	PetroChina Co., Ltd., Class H Shares(c)	307,210
204,000	PICC Property & Casualty Co., Ltd., Class H Shares(c)	232,858
5,607	Pinduoduo Inc., ADR*	183,741
25,100	Ping An Bank Co., Ltd., Class A Shares	49,608
96,000	Ping An Healthcare & Technology Co., Ltd., (Restricted, cost — $488,251, acquired 8/9/19)*(a)(b)(d)	565,976
14,200	Ping An Insurance Group Co. of China Ltd., Class A Shares	173,068
1,054,500	Ping An Insurance Group Co. of China Ltd., Class H Shares(c)	12,017,624
18,000	Poly Developments & Holdings Group Co., Ltd., Class A Shares	33,794
239,000	Postal Savings Bank of China Co., Ltd., Class H Shares(b)(c)	143,769
22,300	Power Construction Corp. of China Ltd., Class A Shares	14,564
7,700	Rongsheng Petro Chemical Co., Ltd., Class A Shares	11,663
11,800	SAIC Motor Corp., Ltd., Class A Shares	41,314
9,400	Sany Heavy Industry Co., Ltd., Class A Shares	17,674
8,700	SDIC Capital Co., Ltd., Class A Shares	16,039

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 25.7% — (continued)
12,700	SDIC Power Holdings Co., Ltd., Class A Shares	$17,182
3,100	Seazen Holdings Co., Ltd., Class A Shares	10,747
90,200	Semiconductor Manufacturing International Corp.*(a)	98,747
4,100	SF Holding Co., Ltd., Class A Shares	23,710
12,300	Shaanxi Coal Industry Co., Ltd., Class A Shares	15,330
68,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(c)	69,828
36,900	Shanghai Electric Group Co., Ltd., Class A Shares	26,269
4,800	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class A Shares	18,526
14,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(c)	41,395
2,000	Shanghai International Airport Co., Ltd., Class A Shares	23,465
17,999	Shanghai International Port Group Co., Ltd., Class A Shares	14,417
32,520	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	36,449
29,000	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(c)	54,686
42,300	Shanghai Pudong Development Bank Co., Ltd., Class A Shares	66,613
48,700	Shenwan Hongyuan Group Co., Ltd., Class A Shares	32,495
700	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A Shares	18,209
15,200	Shenzhen Overseas Chinese Town Co., Ltd., Class A Shares	14,449
120,000	Shenzhou International Group Holdings Ltd.	1,621,561
104,000	Shui On Land Ltd.	21,521
96,000	Sihuan Pharmaceutical Holdings Group Ltd.	16,991
1,870	SINA Corp.*	76,988
12,200	Sinolink Securities Co., Ltd., Class A Shares	14,949
106,000	Sino-Ocean Group Holding Ltd.	37,761
37,500	Sinopec Engineering Group Co., Ltd., Class H Shares(c)	24,449
88,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares(c)	25,292
37,200	Sinopharm Group Co., Ltd., Class H Shares(c)	134,057
58,000	Sinotrans Ltd., Class H Shares(c)	18,642
20,000	Sinotruk Hong Kong Ltd.	30,710
52,500	SOHO China Ltd.	15,376
75,000	Sunac China Holdings Ltd.	298,541
9,100	Suning.com Co., Ltd., Class A Shares	13,643
21,100	Sunny Optical Technology Group Co., Ltd.	289,092
11,133	TAL Education Group, ADR*	396,669
35,700	TCL Corp., Class A Shares	16,045
390,031	Tencent Holdings Ltd.	16,062,401
41,719	Tencent Music Entertainment Group, ADR*(a)	554,863
60,000	Tingyi Cayman Islands Holding Corp.	82,293
16,000	Tong Ren Tang Technologies Co., Ltd., Class H Shares(c)	17,353
3,700	Transfar Zhilian Co., Ltd., Class A Shares	3,796
30,000	TravelSky Technology Ltd., Class H Shares(c)	60,009
14,000	Tsingtao Brewery Co., Ltd., Class H Shares(c)	94,051
20,800	Tunghsu Optoelectronic Technology Co., Ltd., Class A Shares	13,210
37,000	Uni-President China Holdings Ltd.	41,062
13,167	Vipshop Holdings Ltd., ADR*	110,208
4,700	Wanhua Chemical Group Co., Ltd., Class A Shares	29,330
157,000	Want Want China Holdings Ltd.	121,747
1,770	Weibo Corp., ADR*	73,225
11,600	Weichai Power Co., Ltd., Class A Shares	18,746
1,964,200	Weichai Power Co., Ltd., Class H Shares(c)	2,989,515
7,500	Wens Foodstuffs Group Co., Ltd., Class A Shares	43,413
11,400	Western Securities Co., Ltd., Class A Shares	14,226
5,400	Wuliangye Yibin Co., Ltd., Class A Shares	106,655
2,300	WuXi AppTec Co., Ltd., Class A Shares	27,835
4,600	WuXi AppTec Co., Ltd., Class H Shares(b)(c)	51,394
17,000	Wuxi Biologics Cayman Inc.*(b)	178,383
233,400	Xiaomi Corp., Class B Shares*(b)	252,891

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

China — 25.7% — (continued)
10,200	Xinjiang Goldwind Science & Technology Co., Ltd., Class A Shares	$18,439
16,982	Xinjiang Goldwind Science & Technology Co., Ltd., Class H Shares(c)	19,936
96,000	Xinyi Solar Holdings Ltd.	60,346
58,000	Yanzhou Coal Mining Co., Ltd., Class H Shares(c)	50,040
30,000	Yifeng Pharmacy Chain Co., Ltd., Class A Shares	320,666
58,000	Yihai International Holding Ltd.*	346,380
11,000	Yonghui Superstores Co., Ltd., Class A Shares	15,126
4,100	Yonyou Network Technology Co., Ltd., Class A Shares	18,351
10,735	Yum China Holdings Inc.	487,691
3,200	Yunda Holding Co., Ltd., Class A Shares	16,405
1,400	Yunnan Baiyao Group Co., Ltd., Class A Shares	14,992
48,000	Yuzhou Properties Co., Ltd.	20,138
1,609	YY Inc., ADR*	91,954
27,000	Zhaojin Mining Industry Co., Ltd., Class H Shares(c)	35,657
29,400	Zhejiang China Commodities City Group Co., Ltd., Class A Shares	15,636
6,400	Zhejiang Dahua Technology Co., Ltd., Class A Shares	14,341
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(c)	30,053
7,900	Zhejiang Longsheng Group Co., Ltd., Class A Shares	15,379
8,100	ZhongAn Online P&C Insurance Co., Ltd., Class H Shares*(a)(b)(c)	18,196
11,600	Zhongjin Gold Corp., Ltd., Class A Shares	15,866
16,500	Zhongsheng Group Holdings Ltd.	51,380
17,900	Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares(c)	71,027
30,500	Zijin Mining Group Co., Ltd., Class A Shares	15,637
200,000	Zijin Mining Group Co., Ltd., Class H Shares(c)	75,048
6,400	ZTE Corp., Class A Shares*	25,725
19,000	ZTE Corp., Class H Shares*(c)	46,811
9,384	ZTO Express Cayman Inc., ADR	192,466

	Total China	126,535,193

Colombia — 0.1%
7,032	Bancolombia SA	80,847
16,471	Cementos Argos SA	36,744
144,135	Ecopetrol SA	114,717
10,526	Grupo Argos SA	55,035
7,067	Grupo de Inversiones Suramericana SA	68,768
11,971	Interconexion Electrica SA ESP	63,217

	Total Colombia	419,328

Czech Republic — 0.1%
4,436	CEZ AS	97,698
2,334	Komercní Banka AS	82,789
15,820	Moneta Money Bank AS(b)	51,204

	Total Czech Republic	231,691

Egypt — 1.3%
1,744,492	Cleopatra Hospital*	661,704
984,629	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	4,578,882
38,937	Commercial International Bank Egypt SAE	189,388
22,745	Eastern Co. SAE	21,190
21,328	ElSewedy Electric Co.	17,999
1,244,156	Juhayna Food Industries	745,140

	Total Egypt	6,214,303

Georgia — 0.4%
86,700	Bank of Georgia Group PLC	1,437,388
61,700	Georgia Capital PLC*	749,070

	Total Georgia	2,186,458

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Germany — 0.5%
46,600	Delivery Hero SE, (Restricted, cost — $1,952,024, acquired 2/26/19)*(b)(d)	$2,353,804

Greece — 0.1%
44,403	Alpha Bank AE*	79,315
76,270	Eurobank Ergasias SA*	67,336
1,594	FF Group*(e)(f)	18
6,598	Hellenic Telecommunications Organization SA	87,991
3,378	JUMBO SA	64,840
2,000	Motor Oil Hellas Corinth Refineries SA	48,857
16,299	National Bank of Greece SA*	47,130
7,444	OPAP SA	78,433

	Total Greece	473,920

Hong Kong — 3.4%
124,000	Alibaba Health Information Technology Ltd.*	116,930
440,000	Alibaba Pictures Group Ltd.*	72,085
177,800	ASM Pacific Technology Ltd.	2,029,069
13,000	Beijing Enterprises Holdings Ltd.	61,772
3,491,500	Beijing Enterprises Water Group Ltd.*	1,826,533
92,000	Bosideng International Holdings Ltd.	31,442
96,000	Brilliance China Automotive Holdings Ltd.	101,399
60,000	China Agri-Industries Holdings Ltd.	16,868
24,000	China Ding Yi Feng Holdings Ltd.(e)(f)	337
1,084,000	China Education Group Holdings Ltd., (Restricted, cost — $1,675,275, acquired 3/22/19)(a)(d)	1,607,280
106,888	China Everbright International Ltd.	83,506
24,000	China Everbright Ltd.	27,293
84,000	China First Capital Group Ltd.*	32,078
55,600	China Gas Holdings Ltd.	229,093
156,000	China Jinmao Holdings Group Ltd.	86,680
81,000	China Mengniu Dairy Co., Ltd.*	320,244
53,538	China Merchants Port Holdings Co., Ltd.	83,330
183,000	China Mobile Ltd.	1,513,123
56,937	China Mobile Ltd., ADR	2,352,067
114,000	China Overseas Land & Investment Ltd.	358,930
92,000	China Power International Development Ltd.	19,904
44,000	China Resources Beer Holdings Co., Ltd.	248,849
76,000	China Resources Cement Holdings Ltd.	67,093
28,000	China Resources Gas Group Ltd.	138,313
82,000	China Resources Land Ltd.	331,570
60,000	China Resources Power Holdings Co., Ltd.	79,166
66,000	China State Construction International Holdings Ltd.	59,331
48,800	China Taiping Insurance Holdings Co., Ltd.	109,219
72,000	China Traditional Chinese Medicine Holdings Co., Ltd.	33,669
184,000	China Unicom Hong Kong Ltd.	182,467
176,000	CITIC Ltd.	207,779
46,000	COSCO SHIPPING Ports Ltd.	40,160
70,000	Far East Horizon Ltd.	62,478
407,400	Galaxy Entertainment Group Ltd.	2,537,783
154,000	Geely Automobile Holdings Ltd.	236,418
88,000	Guangdong Investment Ltd.	185,140
37,000	Haier Electronics Group Co., Ltd.	95,821
1,651	Hutchison China MediTech Ltd., ADR*	35,975
17,500	Kingboard Holdings Ltd.	40,794
31,000	Kingboard Laminates Holdings Ltd.	24,330
106,000	Kunlun Energy Co., Ltd.	92,045
49,000	Lee & Man Paper Manufacturing Ltd.	25,856
54,000	Nine Dragons Paper Holdings Ltd.	40,752

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Hong Kong — 3.4% — (continued)
12,000	Shanghai Industrial Holdings Ltd.	$23,339
26,000	Shenzhen International Holdings Ltd.	49,053
80,000	Shenzhen Investment Ltd.	30,234
32,500	Shimao Property Holdings Ltd.	91,416
202,500	Sino Biopharmaceutical Ltd.	299,368
50,000	SSY Group Ltd.	43,933
76,500	Sun Art Retail Group Ltd.	74,018
30,000	Towngas China Co., Ltd.*	20,710
196,000	Yuexiu Property Co., Ltd.	42,087

	Total Hong Kong	16,519,129

Hungary — 1.0%
12,471	MOL Hungarian Oil & Gas PLC	121,964
116,215	OTP Bank Nyrt	4,624,804
4,013	Richter Gedeon Nyrt	66,950

	Total Hungary	4,813,718

India — 10.0%
15,996	Adani Ports & Special Economic Zone Ltd.	81,610
18,748	Ambuja Cements Ltd.	52,947
38,179	Ashok Leyland Ltd.	34,368
8,651	Asian Paints Ltd.	196,023
7,984	Aurobindo Pharma Ltd.	67,403
3,592	Avenue Supermarts Ltd., Class A Shares*(b)	79,149
256,131	Axis Bank Ltd.	2,382,782
38,598	Bajaj Auto Ltd.	1,503,260
5,087	Bajaj Finance Ltd.	236,657
1,172	Bajaj Finserv Ltd.	116,672
6,110	Bharat Forge Ltd.	32,893
255,613	Bharat Petroleum Corp., Ltd.	1,271,615
60,439	Bharti Airtel Ltd.	293,169
91,279	Bharti Infratel Ltd.	318,537
224	Bosch Ltd.	45,030
1,355	Britannia Industries Ltd.	51,309
574,400	Cholamandalam Investment & Finance Co., Ltd.	2,172,057
10,212	Cipla Ltd.	67,612
410,241	Coal India Ltd.	1,058,285
6,095	Container Corp. Of India Ltd.	43,472
17,075	Dabur India Ltd.	106,997
2,337	Divi’s Laboratories Ltd.	53,670
3,476	Dr Reddy’s Laboratories Ltd.	124,453
361	Eicher Motors Ltd.	81,942
48,168	GAIL India Ltd.	87,923
3,495	Glenmark Pharmaceuticals Ltd.	18,919
9,201	Godrej Consumer Products Ltd.	78,458
6,770	Grasim Industries Ltd.	67,266
476,446	GRUH Finance Ltd.	1,710,167
7,396	Havells India Ltd.	70,423
148,472	HCL Technologies Ltd.	2,285,529
113,500	HDFC Bank Ltd.	3,538,424
38,520	HDFC Bank Ltd., ADR	4,152,456
14,501	HDFC Life Insurance Co., Ltd.(b)	112,812
56,838	Hero MotoCorp Ltd.	2,028,435
36,951	Hindalco Industries Ltd.	95,149
17,094	Hindustan Petroleum Corp., Ltd.	62,147
19,412	Hindustan Unilever Ltd.	511,081

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

India — 10.0% — (continued)
48,840	Housing Development Finance Corp., Ltd.	$1,478,181
69,019	ICICI Bank Ltd.	396,833
4,471	ICICI Lombard General Insurance Co., Ltd.(b)	78,044
8,567	Indiabulls Housing Finance Ltd.	54,042
52,879	Indian Oil Corp., Ltd.	90,407
102,975	Infosys Ltd.	1,173,448
160,700	Infosys Ltd., ADR	1,846,443
2,780	InterGlobe Aviation Ltd.(b)	65,531
103,814	ITC Ltd.	356,531
26,301	JSW Steel Ltd.	79,988
14,771	Larsen & Toubro Ltd.	274,438
1,634,423	Lemon Tree Hotels Ltd., (Restricted, cost — $1,316,598, acquired 8/29/19)*(b)(d)	1,241,058
9,402	LIC Housing Finance Ltd.	56,004
5,248	Lupin Ltd.	54,578
10,185	Mahindra & Mahindra Financial Services Ltd.	45,505
22,086	Mahindra & Mahindra Ltd.	163,670
12,963	Marico Ltd.	71,013
3,100	Maruti Suzuki India Ltd.	264,409
28,021	Motherson Sumi Systems Ltd.	38,354
734	Nestle India Ltd.	132,428
67,310	NTPC Ltd.	114,814
82,986	Oberoi Realty Ltd.	659,858
777,695	Oil & Natural Gas Corp., Ltd.	1,317,407
169	Page Industries Ltd.	44,139
17,509	Petronet LNG Ltd.	65,408
172,000	Phoenix Mills Ltd.	1,680,510
3,802	Pidilite Industries Ltd.	73,241
2,660	Piramal Enterprises Ltd.	76,145
53,682	Power Grid Corp. of India Ltd.	151,092
59,900	Quess Corp., Ltd., (Restricted, cost — $880,093, acquired 2/1/18)*(b)(d)	397,438
24,982	REC Ltd.	50,664
158,015	Reliance Industries Ltd.	2,769,671
175	Shree Cement Ltd.	45,513
4,900	Shriram Transport Finance Co., Ltd.	66,073
54,749	State Bank of India*	209,096
26,194	Sun Pharmaceutical Industries Ltd.	165,679
131,703	Tata Consultancy Services Ltd.	4,161,079
47,880	Tata Motors Ltd.*	77,834
25,911	Tata Power Co., Ltd.	20,532
10,143	Tata Steel Ltd.	49,058
13,080	Tech Mahindra Ltd.	127,350
129,566	Titan Co., Ltd.	1,995,833
2,906	UltraTech Cement Ltd.	164,262
6,785	United Spirits Ltd.*	60,042
143,706	UPL Ltd.	1,131,882
56,784	Vedanta Ltd.	110,906
179,029	Vodafone Idea Ltd.*	13,518
37,398	Wipro Ltd.	132,890
51,506	Yes Bank Ltd.	43,651
14,789	Zee Entertainment Enterprises Ltd.	77,741

	Total India	49,305,332

Indonesia — 3.4%
482,500	Adaro Energy Tbk PT	38,158
4,721,200	Astra International Tbk PT	2,215,365
287,900	Bank Central Asia Tbk PT	617,041

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Indonesia — 3.4% — (continued)
6,539,624	Bank Mandiri Persero Tbk PT	$3,328,251
211,400	Bank Negara Indonesia Persero Tbk PT	114,297
10,260,200	Bank Rakyat Indonesia Persero Tbk PT	3,076,429
128,800	Bank Tabungan Negara Persero Tbk PT	18,085
9,720,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	2,205,775
911,500	Barito Pacific Tbk PT	57,966
73,600	Bukit Asam Tbk PT	12,776
223,800	Bumi Serpong Damai Tbk PT*	21,216
231,100	Charoen Pokphand Indonesia Tbk PT	81,575
14,300	Gudang Garam Tbk PT	70,018
242,700	Hanjaya Mandala Sampoerna Tbk PT	45,900
77,100	Indah Kiat Pulp & Paper Corp. Tbk PT	37,041
57,500	Indocement Tunggal Prakarsa Tbk PT	87,688
69,500	Indofood CBP Sukses Makmur Tbk PT	58,958
137,000	Indofood Sukses Makmur Tbk PT	76,305
54,967	Jasa Marga Persero Tbk PT	21,633
715,400	Kalbe Farma Tbk PT	85,070
42,400	Pabrik Kertas Tjiwi Kimia Tbk PT	29,604
615,200	Pakuwon Jati Tbk PT	27,681
365,400	Perusahaan Gas Negara Tbk PT	49,351
663,200	Semen Indonesia Persero Tbk PT	616,482
254,800	Surya Citra Media Tbk PT	22,110
1,465,187	Telekomunikasi Indonesia Persero Tbk PT	460,251
98,350	Telekomunikasi Indonesia Persero Tbk PT, ADR	3,090,157
46,700	Unilever Indonesia Tbk PT	160,475
53,300	United Tractors Tbk PT	78,501

	Total Indonesia	16,804,159

Kenya — 0.3%
5,624,000	Safaricom PLC	1,525,902

Kuwait — 0.3%
127,000	Humansoft Holding Co. KSC	1,339,922

Luxembourg — 0.2%
4,430	Reinet Investments SCA	74,011
63,000	Ternium SA, ADR	1,112,580

	Total Luxembourg	1,186,591

Malaysia — 1.3%
46,100	AirAsia Group Bhd	19,595
25,600	Alliance Bank Malaysia Bhd	18,259
46,100	AMMB Holdings Bhd	45,970
77,700	Axiata Group Bhd	93,285
150,253	British American Tobacco Malaysia Bhd	704,059
148,207	CIMB Group Holdings Bhd	178,144
111,600	Dialog Group Bhd	92,205
88,700	DiGi.Com Bhd	105,761
5,500	Fraser & Neave Holdings Bhd	46,130
56,200	Gamuda Bhd	48,061
57,500	Genting Bhd	81,919
80,300	Genting Malaysia Bhd	59,808
5,900	Genting Plantations Bhd	14,030
20,100	HAP Seng Consolidated Bhd	47,334
37,200	Hartalega Holdings Bhd	45,303
21,000	Hong Leong Bank Bhd	82,731
7,300	Hong Leong Financial Group Bhd	29,232
65,500	IHH Healthcare Bhd	90,002

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Malaysia — 1.3% — (continued)
86,800	IJM Corp. Bhd	$46,931
56,900	IOI Corp. Bhd	59,575
13,100	Kuala Lumpur Kepong Bhd	74,614
117,809	Malayan Banking Bhd	243,219
1,251,400	Malaysia Airports Holdings Bhd	2,443,980
61,600	Maxis Bhd	81,439
36,500	MISC Bhd	62,817
1,700	Nestle Malaysia Bhd	59,585
72,500	Petronas Chemicals Group Bhd	119,273
9,000	Petronas Dagangan Bhd	48,935
16,500	Petronas Gas Bhd	63,089
16,700	PPB Group Bhd	74,043
37,500	Press Metal Aluminium Holdings Bhd	43,790
93,100	Public Bank Bhd	448,996
21,000	QL Resources Bhd	34,558
36,700	RHB Bank Bhd	49,692
77,200	Sime Darby Bhd	41,955
63,200	Sime Darby Plantation Bhd	74,519
77,100	Sime Darby Property Bhd	16,108
59,600	SP Setia Bhd Group	22,077
28,900	Telekom Malaysia Bhd	25,737
94,300	Tenaga Nasional Bhd	312,654
41,500	Top Glove Corp. Bhd	46,807
34,300	Westports Holdings Bhd	34,244
76,350	YTL Corp. Bhd	18,134

	Total Malaysia	6,348,599

Mexico — 3.1%
100,440	Alfa SAB de CV, Class A Shares	86,052
13,753	Alsea SAB de CV*	29,371
230,562	América Móvil SAB de CV, Class L Shares, ADR	3,370,816
990,755	América Móvil SAB de CV, Series L	724,741
13,112	Arca Continental SAB de CV	68,586
45,845	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	58,264
446,111	Cemex SAB de CV, Class Preferred Shares	166,728
16,529	Coca-Cola Femsa SAB de CV	98,048
4,605	El Puerto de Liverpool SAB de CV, Class C1 Shares	23,888
95,065	Fibra Uno Administracion SA de CV, REIT	131,633
56,609	Fomento Economico Mexicano SAB de CV	517,791
6,096	Gruma SAB de CV, Class B Shares	56,769
10,336	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	98,260
6,186	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	91,097
52,666	Grupo Bimbo SAB de CV, Series A	91,951
14,300	Grupo Carso SAB de CV, Series A1	41,264
77,345	Grupo Financiero Banorte SAB de CV, Class O Shares	417,351
67,892	Grupo Financiero Inbursa SAB de CV, Class O Shares	83,675
556,045	Grupo México SAB de CV, Series B	1,280,455
76,127	Grupo Televisa SAB	135,002
4,192	Industrias Peñoles SAB de CV	50,411
17,432	Infraestructura Energetica Nova SAB de CV*	73,483
808,606	Kimberly-Clark de México SAB de CV, Class A Shares*	1,658,294
7,978	Megacable Holdings SAB de CV	32,643
31,079	Mexichem SAB de CV	56,914
6,730	Promotora y Operadora de Infraestructura SAB de CV	56,175
636,000	Qualitas Controladora SAB de CV	2,136,724
391,100	Regional SAB de CV	1,768,458

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Mexico — 3.1% — (continued)
762,080	Unifin Financiera SAB de CV SOFOM ENR	$1,340,045
157,865	Wal-Mart de Mexico SAB de CV	447,894

	Total Mexico	15,192,783

Pakistan — 0.2%
429,935	Habib Bank Ltd.	299,904
18,657	MCB Bank Ltd.	20,006
60,930	Oil & Gas Development Co., Ltd.	40,502
895,658	Pakistan Petroleum Ltd.	591,919

	Total Pakistan	952,331

Peru — 0.2%
7,015	Cia de Minas Buenaventura SAA, ADR	106,909
3,756	Credicorp Ltd.	777,943
2,647	Southern Copper Corp.	83,645

	Total Peru	968,497

Philippines — 2.5%
66,680	Aboitiz Equity Ventures Inc.	68,864
43,300	Aboitiz Power Corp.	31,556
110,700	Alliance Global Group Inc.	26,940
9,100	Ayala Corp.	161,446
4,728,410	Ayala Land Inc.	4,285,702
32,088	Bank of the Philippine Islands	54,115
57,324	BDO Unibank Inc.	163,862
13,836,900	Bloomberry Resorts Corp.	2,740,289
101,900	DMCI Holdings Inc.	17,677
1,235	Globe Telecom Inc.	48,111
2,800	GT Capital Holdings Inc.	48,728
1,017,750	International Container Terminal Services Inc.	2,648,199
93,810	JG Summit Holdings Inc.	129,354
14,790	Jollibee Foods Corp.	67,392
6,170	Manila Electric Co.	43,169
434,000	Megaworld Corp.	42,662
419,500	Metro Pacific Investments Corp.	39,808
48,811	Metropolitan Bank & Trust Co.	66,310
2,430	PLDT Inc.	54,923
55,056	PLDT Inc., ADR	1,221,693
52,523	Robinsons Land Corp.	25,185
6,820	Security Bank Corp.	26,667
6,990	SM Investments Corp.	137,721
262,200	SM Prime Holdings Inc.	177,389
29,910	Universal Robina Corp.	99,607

	Total Philippines	12,427,369

Poland — 0.5%
3,151	Alior Bank SA*	31,961
19,087	Bank Millennium SA*	31,951
4,804	Bank Polska Kasa Opieki SA	117,443
607	CCC SA	18,775
2,033	CD Projekt SA	129,098
6,856	Cyfrowy Polsat SA	50,117
1,497	Dino Polska SA*(b)	57,806
3,061	Grupa Lotos SA	66,194
516	Jastrzebska Spolka Weglowa SA	3,850
4,374	KGHM Polska Miedz SA*	85,965
21,966	KRUK SA	915,831

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Poland — 0.5% — (continued)
32	LPP SA	$59,694
397	mBank SA*	32,147
20,391	Orange Polska SA*	32,599
27,259	PGE Polska Grupa Energetyczna SA*	52,708
8,934	Polski Koncern Naftowy ORLEN SA	203,231
56,283	Polskie Gornictwo Naftowe i Gazownictwo SA	66,977
26,665	Powszechna Kasa Oszczednosci Bank Polski SA	262,243
18,317	Powszechny Zaklad Ubezpieczen SA	172,045
1,017	Santander Bank Polska SA	77,916

	Total Poland	2,468,551

Qatar — 0.3%
58,133	Barwa Real Estate Co.	54,297
56,283	Commercial Bank PSQC	73,567
54,230	Industries Qatar QSC	162,059
112,186	Masraf Al Rayan QSC	111,765
99,714	Mesaieed Petrochemical Holding Co.	77,757
25,890	Ooredoo QPSC	49,762
17,496	Qatar Electricity & Water Co. QSC	72,477
15,190	Qatar Fuel QSC	90,088
54,830	Qatar Insurance Co. SAQ	47,122
35,454	Qatar Islamic Bank SAQ	153,827
133,297	Qatar National Bank QPSC	701,046

	Total Qatar	1,593,767

Romania — 0.0%
11,940	NEPI Rockcastle PLC	105,785

Russia — 5.3%
1,988,019	Alrosa PJSC	2,213,176
318,503	Gazprom PJSC	1,108,481
269,618	Gazprom PJSC, ADR	1,861,726
1,166,615	Inter RAO UES PJSC	75,029
11,845	Lukoil PJSC	955,251
30,245	Lukoil PJSC, ADR	2,446,216
92,733	Magnit PJSC, Class Registered Shares, GDR	1,225,514
28,480	Magnit PJSC, Class Registered Shares, GDR*	376,078
86,461	Magnitogorsk Iron & Steel Works PJSC	54,229
1,969	MMC Norilsk Nickel PJSC	474,885
285,314	Mobile TeleSystems PJSC, ADR	2,291,071
51,000	Moscow Exchange MICEX-RTS PJSC	72,343
2,746	Novatek PJSC, Class Registered Shares, GDR	533,177
39,466	Novolipetsk Steel PJSC	88,063
4,722	PhosAgro PJSC, Class Registered Shares, GDR	61,049
6,301	Polymetal International PLC	91,125
547	Polyus PJSC	62,855
27,023	Rosneft Oil Co. PJSC	164,860
1,619,399	Sberbank of Russia PJSC	5,442,897
235,419	Sberbank of Russia PJSC, ADR	3,232,145
7,269	Severstal PJSC	109,277
245,966	Surgutneftegas PJSC	101,219
46,219	Tatneft PJSC	514,888
92,960,626	VTB Bank PJSC	53,917
3,497	X5 Retail Group NV, Class Registered Shares, GDR	120,514
68,920	Yandex NV, Class A Shares*	2,556,932

	Total Russia	26,286,917

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Saudi Arabia — 0.9%
2,671	Advanced Petrochemical Co.	$39,897
36,210	Al Rajhi Bank	584,748
21,848	Alinma Bank	128,245
7,528	Almarai Co. JSC	99,459
10,770	Bank AlBilad	75,292
12,294	Bank Al-Jazira	44,261
16,032	Banque Saudi Fransi	149,858
759	Bupa Arabia for Cooperative Insurance Co.	20,924
1,797	Co. for Cooperative Insurance*	31,718
16,229	Dar Al Arkan Real Estate Development Co.*	50,030
12,531	Emaar Economic City*	33,416
11,243	Etihad Etisalat Co.*	74,545
1,698	Jarir Marketing Co.	70,354
12,700	Leejam Sports Co. JSC	263,782
35,611	National Commercial Bank	452,519
9,889	National Industrialization Co.*	36,029
6,566	Rabigh Refining & Petrochemical Co.*	34,711
35,593	Riyad Bank	243,126
10,666	Sahara International Petrochemical Co.	51,422
29,154	Samba Financial Group	223,193
1,171	Saudi Airlines Catering Co.	27,297
4,851	Saudi Arabian Fertilizer Co.	102,185
12,349	Saudi Arabian Mining Co.*	145,867
22,126	Saudi Basic Industries Corp.	589,142
10,922	Saudi British Bank	93,358
2,168	Saudi Cement Co.	36,186
24,559	Saudi Electricity Co.	134,246
6,611	Saudi Industrial Investment Group	38,443
22,288	Saudi Kayan Petrochemical Co.*	62,410
11,837	Saudi Telecom Co.	312,519
7,899	Savola Group*	65,766
6,603	Yanbu National Petrochemical Co.	94,393

	Total Saudi Arabia	4,409,341

Singapore — 0.0%
6,000	BOC Aviation Ltd.(b)	51,989

South Africa — 6.1%
22,022	Absa Group Ltd.	222,642
805,700	Advtech Ltd.	589,062
1,416	Anglo American Platinum Ltd.	86,880
11,755	AngloGold Ashanti Ltd.	267,544
10,071	Aspen Pharmacare Holdings Ltd.	52,254
10,547	Bid Corp., Ltd.	225,973
111,131	Bidvest Group Ltd.	1,308,411
1,307	Capitec Bank Holdings Ltd.	94,338
7,661	Clicks Group Ltd.	100,426
12,911	Discovery Ltd.	98,020
7,496	Exxaro Resources Ltd.	67,313
101,653	FirstRand Ltd.	401,643
39,637	Fortress REIT Ltd., Class A Shares	55,158
7,928	Foschini Group Ltd.	78,654
25,996	Gold Fields Ltd.	153,799
79,517	Growthpoint Properties Ltd., REIT	120,461
37,514	Imperial Logistics Ltd.	136,089
8,314	Investec Ltd.	43,895
1,756	Kumba Iron Ore Ltd.	45,489

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Africa — 6.1% — (continued)
4,363	Liberty Holdings Ltd.(a)	$31,514
838,752	Life Healthcare Group Holdings Ltd.	1,261,239
26,001	Momentum Metropolitan Holdings	28,179
112,792	Motus Holdings Ltd.	556,707
8,026	Mr Price Group Ltd.	90,709
49,987	MTN Group Ltd.	337,798
13,547	MultiChoice Group*	118,888
49,768	Naspers Ltd., Class N Shares	11,330,703
91,868	Nedbank Group Ltd.	1,367,467
35,908	Netcare Ltd.	38,556
145,742	Old Mutual Ltd.	174,697
13,023	Pick n Pay Stores Ltd.	49,623
678,697	PPC Ltd.*	178,083
4,079	PSG Group Ltd.	53,878
20,832	Rand Merchant Investment Holdings Ltd.	40,653
146,274	Redefine Properties Ltd., REIT	75,669
13,794	Remgro Ltd.	156,058
24,733	RMB Holdings Ltd.	116,394
335,000	Sanlam Ltd.	1,605,073
14,753	Sappi Ltd.	43,956
16,421	Sasol Ltd.	311,473
188,189	Shoprite Holdings Ltd.	1,400,612
6,132	SPAR Group Ltd.	70,212
157,312	Standard Bank Group Ltd.	1,836,929
7,837	Telkom SA SOC Ltd.	41,112
4,394	Tiger Brands Ltd.	60,516
1,926,173	Transaction Capital Ltd.	2,807,959
13,988	Truworths International Ltd.	48,495
225,614	Vodacom Group Ltd.	1,712,650
28,803	Woolworths Holdings Ltd.	104,634

	Total South Africa	30,198,487

South Korea — 9.0%
976	Amorepacific Corp.	104,807
981	AMOREPACIFIC Group	47,675
233	BGF retail Co., Ltd.	39,113
8,650	BNK Financial Group Inc.	47,880
1,538	Celltrion Healthcare Co., Ltd.*	56,459
2,724	Celltrion Inc.*	353,197
477	Celltrion Pharm Inc.*	13,038
2,195	Cheil Worldwide Inc.	47,875
218	CJ CheilJedang Corp.	41,115
488	CJ Corp.	32,853
353	CJ ENM Co., Ltd.	46,912
248	CJ Logistics Corp.*	29,297
950	Daelim Industrial Co., Ltd.	76,440
1,962	Daewoo Engineering & Construction Co., Ltd.*	6,761
1,129	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	25,380
1,408	DB Insurance Co., Ltd.	55,621
1,233	Doosan Bobcat Inc.	36,518
674	E-MART Inc.	64,413
1,475	Fila Korea Ltd.	69,688
1,746	GS Engineering & Construction Corp.	46,732
1,329	GS Holdings Corp.	52,699
684	GS Retail Co., Ltd.	21,869
9,106	Hana Financial Group Inc.	244,135

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 9.0% — (continued)
2,119	Hankook Tire & Technology Co., Ltd.	$50,900
185	Hanmi Pharm Co., Ltd.	42,751
325	Hanmi Science Co., Ltd.	10,949
5,435	Hanon Systems	52,083
3,358	Hanwha Chemical Corp.	47,986
823	Hanwha Corp.	16,611
149,443	Hanwha Life Insurance Co., Ltd.	312,653
755	HDC Hyundai Development Co-Engineering & Construction, Class E Shares	22,359
539	Helixmith Co., Ltd.*	81,433
1,098	HLB Inc.*(a)	38,270
1,026	Hotel Shilla Co., Ltd.	66,783
403	Hyundai Department Store Co., Ltd.	25,968
2,491	Hyundai Engineering & Construction Co., Ltd.	84,825
569	Hyundai Glovis Co., Ltd.	75,132
330	Hyundai Heavy Industries Holdings Co., Ltd.	90,199
1,535	Hyundai Marine & Fire Insurance Co., Ltd.	30,325
14,005	Hyundai Mobis Co., Ltd.	2,875,042
4,655	Hyundai Motor Co.	494,129
2,277	Hyundai Steel Co.	70,010
7,803	Industrial Bank of Korea	79,936
1,570	Kakao Corp.	174,198
3,485	Kangwon Land Inc.	81,257
80,830	KB Financial Group Inc.	2,647,594
123	KCC Corp.	22,913
7,881	Kia Motors Corp.	284,479
9,100	Koh Young Technology Inc.	575,966
2,035	Korea Aerospace Industries Ltd.	66,057
7,576	Korea Electric Power Corp.	159,903
714	Korea Gas Corp.	23,035
1,278	Korea Investment Holdings Co., Ltd.	76,326
1,137	Korea Shipbuilding & Offshore Engineering Co., Ltd.*	103,315
258	Korea Zinc Co., Ltd.	92,714
1,192	Korean Air Lines Co., Ltd.	21,828
21,523	KT&G Corp.	1,813,718
672	Kumho Petrochemical Co., Ltd.	39,020
1,311	LG Chem Ltd.	357,166
2,934	LG Corp.	172,588
7,331	LG Display Co., Ltd.	84,828
3,166	LG Electronics Inc.	159,970
288	LG Household & Health Care Ltd.	280,508
336	LG Innotek Co., Ltd.	27,334
3,523	LG Uplus Corp.	38,418
517	Lotte Chemical Corp.	96,091
904	Lotte Corp.	24,836
312	Lotte Shopping Co., Ltd.	34,969
148	Medy-Tox Inc.	42,835
8,685	Meritz Securities Co., Ltd.	34,112
12,449	Mirae Asset Daewoo Co., Ltd.	76,498
4,186	NAVER Corp.	505,674
490	NCSoft Corp.	217,217
740	Netmarble Corp.*(b)	57,586
3,693	NH Investment & Securities Co., Ltd.	37,517
582	OCI Co., Ltd.	31,924
996	Orange Life Insurance Ltd.(b)	22,137
609	Orion Corp.	45,330
19	Ottogi Corp.	8,954

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

South Korea — 9.0% — (continued)
6,901	Pan Ocean Co., Ltd.*	$27,630
177	Pearl Abyss Corp.*	28,467
2,315	POSCO	402,702
706	POSCO Chemical Co., Ltd.	30,733
1,129	Posco International Corp.	17,114
519	S-1 Corp.	43,309
526	Samsung Biologics Co., Ltd.*(a)(b)	116,882
2,597	Samsung C&T Corp.	185,361
865	Samsung Card Co., Ltd.	23,661
1,776	Samsung Electro-Mechanics Co., Ltd.(a)	130,712
347,766	Samsung Electronics Co., Ltd.	12,639,974
4,498	Samsung Engineering Co., Ltd.*	57,592
938	Samsung Fire & Marine Insurance Co., Ltd.	177,231
13,465	Samsung Heavy Industries Co., Ltd.*	85,971
2,175	Samsung Life Insurance Co., Ltd.	122,277
17,253	Samsung SDI Co., Ltd.	3,545,418
1,034	Samsung SDS Co., Ltd.	167,418
2,009	Samsung Securities Co., Ltd.	58,438
100,125	Shinhan Financial Group Co., Ltd.	3,368,855
241	Shinsegae Inc.	45,817
1,818	SillaJen Inc.*(a)	15,765
1,065	SK Holdings Co., Ltd.	175,579
91,400	SK Hynix Inc.	5,843,197
1,639	SK Innovation Co., Ltd.	223,397
580	SK Telecom Co., Ltd.	114,745
1,393	S-Oil Corp.	111,256
27,658	Woongjin Coway Co., Ltd.	1,923,993
13,570	Woori Financial Group Inc.	133,080
246	Yuhan Corp.	46,516

	Total South Korea	44,530,726

Spain — 0.6%
127,271	CIE Automotive SA	2,951,781

Switzerland — 0.2%
22,000	Wizz Air Holdings PLC, (Restricted, cost — $430,056, acquired 7/21/16)*(b)(d)	963,620

Taiwan — 6.2%
72,000	Acer Inc.	39,467
11,799	Advantech Co., Ltd.	100,497
4,000	Airtac International Group*	41,222
106,498	ASE Technology Holding Co., Ltd.	243,046
60,000	Asia Cement Corp.	82,220
23,000	Asustek Computer Inc.	149,673
267,000	AU Optronics Corp.	69,400
248,000	Catcher Technology Co., Ltd.	1,741,246
225,000	Cathay Financial Holding Co., Ltd.	288,245
35,662	Chailease Holding Co., Ltd.	141,524
168,418	Chang Hwa Commercial Bank Ltd.	108,376
54,000	Cheng Shin Rubber Industry Co., Ltd.	75,817
17,130	Chicony Electronics Co., Ltd.	48,175
67,000	China Airlines Ltd.	19,720
404,000	China Development Financial Holding Corp.	117,193
89,390	China Life Insurance Co., Ltd.*	69,965
341,000	China Steel Corp.	251,630
395,900	Chroma ATE Inc.	1,917,271
111,000	Chunghwa Telecom Co., Ltd.	386,178

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 6.2% — (continued)
139,000	Compal Electronics Inc.	$79,601
553,880	CTBC Financial Holding Co., Ltd.	359,634
61,000	Delta Electronics Inc.	284,980
318,394	E.Sun Financial Holding Co., Ltd.	256,424
5,100	Eclat Textile Co., Ltd.	62,402
104,689	Eva Airways Corp.	47,277
61,223	Evergreen Marine Corp. Taiwan Ltd.*	25,091
85,000	Far Eastern New Century Corp.	77,292
50,000	Far EasTone Telecommunications Co., Ltd.	116,819
9,100	Feng TAY Enterprise Co., Ltd.	59,321
303,105	First Financial Holding Co., Ltd.	207,773
105,000	Formosa Chemicals & Fibre Corp.	295,131
36,000	Formosa Petrochemical Corp.	111,625
132,000	Formosa Plastics Corp.	395,687
15,000	Formosa Taffeta Co., Ltd.	16,270
31,230	Foxconn Technology Co., Ltd.	63,163
201,000	Fubon Financial Holding Co., Ltd.	279,959
7,000	Giant Manufacturing Co., Ltd.	48,777
7,000	Globalwafers Co., Ltd.	64,246
19,000	Highwealth Construction Corp.	30,017
7,938	Hiwin Technologies Corp.	64,311
1,154,660	Hon Hai Precision Industry Co., Ltd.	2,732,072
10,000	Hotai Motor Co., Ltd.	141,149
245,791	Hua Nan Financial Holdings Co., Ltd.	156,462
275,000	Innolux Corp.	61,576
79,000	Inventec Corp.	54,218
2,541	Largan Precision Co., Ltd.	314,950
61,264	Lite-On Technology Corp.	97,657
47,000	MediaTek Inc.	550,552
332,000	Mega Financial Holding Co., Ltd.	304,580
22,000	Micro-Star International Co., Ltd.	58,804
154,000	Nan Ya Plastics Corp.	338,062
30,000	Nanya Technology Corp.	67,140
5,000	Nien Made Enterprise Co., Ltd.	43,833
17,000	Novatek Microelectronics Corp.	100,620
63,000	Pegatron Corp.	105,211
4,000	Phison Electronics Corp.	36,792
59,000	Pou Chen Corp.	73,687
17,000	Powertech Technology Inc.	40,707
177,660	Poya International Co., Ltd.	2,362,103
16,539	President Chain Store Corp.	154,136
76,000	Quanta Computer Inc.	136,529
16,000	Realtek Semiconductor Corp.	109,641
16,120	Ruentex Development Co., Ltd.*	21,887
4,400	Ruentex Industries Ltd.*	9,781
101,000	Shanghai Commercial & Savings Bank Ltd.	163,475
311,787	Shin Kong Financial Holding Co., Ltd.	91,483
332,846	SinoPac Financial Holdings Co., Ltd.	125,660
5,629	Standard Foods Corp.	11,161
35,700	Synnex Technology International Corp.	42,145
121,000	TaiMed Biologics Inc.*	562,918
324,575	Taishin Financial Holding Co., Ltd.	138,765
126,156	Taiwan Business Bank	49,506
132,265	Taiwan Cement Corp.	162,023
275,527	Taiwan Cooperative Financial Holding Co., Ltd.	175,625
60,000	Taiwan High Speed Rail Corp.	72,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Taiwan — 6.2% — (continued)
48,000	Taiwan Mobile Co., Ltd.	$171,596
1,283,132	Taiwan Semiconductor Manufacturing Co., Ltd.	10,595,794
57,000	Tatung Co., Ltd.*	30,634
148,000	Uni-President Enterprises Corp.	361,697
343,000	United Microelectronics Corp.	147,127
23,000	Vanguard International Semiconductor Corp.	47,069
11,000	Walsin Technology Corp.	55,352
10,000	Win Semiconductors Corp.	82,955
84,000	Winbond Electronics Corp.	45,610
73,361	Wistron Corp.	58,370
48,760	WPG Holdings Ltd.	61,704
8,188	Yageo Corp.	59,216
299,000	Yuanta Financial Holding Co., Ltd.	172,132
14,000	Zhen Ding Technology Holding Ltd.	51,708

	Total Taiwan	30,445,037

Thailand — 2.4%
33,400	Advanced Info Service PCL, NVDR	252,570
128,800	Airports of Thailand PCL, NVDR	301,847
16,300	Bangkok Bank PCL, Class Registered Shares	91,173
279,800	Bangkok Dusit Medical Services PCL, NVDR(a)	215,093
215,400	Bangkok Expressway & Metro PCL, NVDR	78,559
132,800	Banpu PCL, NVDR	54,992
34,400	Berli Jucker PCL, NVDR	60,802
220,700	BTS Group Holdings PCL, NVDR	97,130
15,700	Bumrungrad Hospital PCL, NVDR	70,938
67,000	Central Pattana PCL, NVDR	146,790
112,900	Charoen Pokphand Foods PCL, NVDR	108,548
773,900	CP ALL PCL, NVDR	2,118,407
7,700	Electricity Generating PCL, NVDR	84,355
52,500	Energy Absolute PCL, NVDR	80,772
17,300	Gulf Energy Development PCL, NVDR	81,675
187,100	Home Product Center PCL, NVDR	109,833
47,600	Indorama Ventures PCL, NVDR	54,414
64,400	Intouch Holdings PCL, NVDR	134,072
404,900	IRPC PCL, NVDR	52,671
291,800	Kasikornbank PCL	1,522,582
23,000	Kasikornbank PCL, NVDR	120,017
110,000	Krung Thai Bank PCL, NVDR	61,679
226,700	Land and Houses PCL, NVDR	79,716
87,700	Minor International PCL, NVDR	108,558
19,800	Muangthai Capital PCL, NVDR	35,412
41,400	PTT Exploration & Production PCL, NVDR	167,797
66,200	PTT Global Chemical PCL, NVDR	114,763
329,800	PTT PCL, NVDR	475,012
30,400	Ratch Group PCL, NVDR	72,904
14,600	Robinson PCL, NVDR	30,604
93,300	Siam Cement PCL, Class Registered Shares	1,249,486
23,200	Siam Cement PCL, NVDR	314,683
25,700	Siam Commercial Bank PCL, NVDR	103,219
165,000	Srisawad Corp. PCL	300,466
1,147,374	Srisawad Corp. PCL, NVDR	2,078,400
700,000	Thai Beverage PCL	453,230
34,300	Thai Oil PCL, NVDR	75,610
92,400	Thai Union Group PCL, NVDR	52,445
383,200	TMB Bank PCL, NVDR	19,470

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value

Thailand — 2.4% — (continued)
20,200	Total Access Communication PCL, NVDR	$40,464
336,600	True Corp. PCL, NVDR(a)	68,868

	Total Thailand	11,740,026

Turkey — 2.1%
80,422	Akbank T.A.S.*	95,819
5,229	Anadolu Efes Biracilik Ve Malt Sanayii AS	22,967
5,951	Arcelik AS*	17,456
8,922	Aselsan Elektronik Sanayi Ve Ticaret AS	27,953
221,491	AvivaSA Emeklilik ve Hayat AS	339,476
12,116	BIM Birlesik Magazalar AS	97,786
41,908	Eregli Demir ve Celik Fabrikalari TAS	46,192
1,793	Ford Otomotiv Sanayi AS	18,075
27,526	Haci Ömer Sabanci Holding AS	41,435
638,617	KOC Holding AS	1,916,520
792,066	MLP Saglik Hizmetleri AS, (Restricted, cost — $2,280,100, acquired 2/7/18), Class B Shares*(b)(d)	1,886,365
882,254	Sok Marketler Ticaret AS*	1,596,091
4,165	TAV Havalimanlari Holding AS	16,871
428,100	Tofas Turk Otomobil Fabrikasi AS	1,298,326
121,820	Tüpras Türkiye Petrol Rafinerileri AS	2,634,521
14,117	Turk Hava Yollari AO*	27,383
29,724	Turkcell Iletisim Hizmetleri AS	65,996
68,320	Türkiye Garanti Bankasi AS*	104,427
46,584	Turkiye Is Bankasi AS, Class C Shares*	44,063
31,208	Türkiye Sise ve Cam Fabrikalari AS	23,212

	Total Turkey	10,320,934

United Arab Emirates — 0.7%
80,337	Abu Dhabi Commercial Bank PJSC	190,066
113,653	Aldar Properties PJSC	69,345
5,248	DP World PLC	73,479
52,710	Dubai Islamic Bank PJSC	73,475
21,467	Emaar Development PJSC	24,018
67,240	Emaar Malls PJSC	35,494
95,193	Emaar Properties PJSC	128,305
55,294	Emirates Telecommunications Group Co. PJSC	254,479
82,601	First Abu Dhabi Bank PJSC	343,414
78,200	NMC Health PLC(a)	2,382,465

	Total United Arab Emirates	3,574,540

United Kingdom — 0.2%
58,264	Mondi PLC	1,134,108

United States — 0.3%
86,600	Laureate Education Inc., Class A Shares*	1,584,780
25,000	Nexteer Automotive Group Ltd.	19,338

	Total United States	1,604,118

Uruguay — 0.1%
180,860	Biotoscana Investments SA BDR*	394,318

	TOTAL COMMON STOCKS (Cost — $410,596,057)	474,166,134

PREFERRED STOCKS — 1.5%

Brazil — 1.2%
118,660	Banco Bradesco SA, Class Preferred Shares	944,008
4,801	Braskem SA, Class Preferred A Shares*	32,712
7,736	Centrais Eletricas Brasileiras SA, Class Preferred B Shares	87,694

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value

Brazil — 1.2% — (continued)
4,986		Cia Brasileira de Distribuicao, Class Preferred Shares	$105,408
28,731		Cia Energetica de Minas Gerais, Class Preferred Shares	102,389
31,169		Gerdau SA, Class Preferred Shares	96,854
407,153		Itaú Unibanco Holding SA, Class Preferred Shares	3,336,457
130,984		Itausa — Investimentos Itau SA, Class Preferred Shares	388,675
21,975		Lojas Americanas SA, Class Preferred Shares	99,376
121,509		Petroleo Brasileiro SA, Class Preferred Shares	748,109
13,071		Telefonica Brasil SA, Class Preferred Shares	169,378

		Total Brazil	6,111,060

Chile — 0.0%
10,869		Embotelladora Andina SA, Class Preferred B Shares	32,703
3,692		Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	91,052

		Total Chile	123,755

Colombia — 0.1%
13,625		Bancolombia SA, Class Preferred Shares	169,152
137,550		Grupo Aval Acciones y Valores SA, Class Preferred Shares	51,342
3,430		Grupo de Inversiones Suramericana SA, Class Preferred Shares	30,806

		Total Colombia	251,300

Russia — 0.0%
212,363		Surgutneftegas PJSC, Class Preferred Shares	102,657
13		Transneft PJSC, Class Preferred Shares	29,311

		Total Russia	131,968

South Korea — 0.2%
108		Amorepacific Corp., Class Preferred Shares	6,441
723		Hyundai Motor Co., Class Preferred 2nd Shares	51,607
565		Hyundai Motor Co., Class Preferred Shares	35,471
303		LG Chem Ltd., Class Preferred Shares	45,056
55		LG Household & Health Care Ltd., Class Preferred Shares	32,985
24,763		Samsung Electronics Co., Ltd., Class Preferred Shares	753,808

		Total South Korea	925,368

		TOTAL PREFERRED STOCKS (Cost — $6,279,650)	7,543,451

RIGHTS — 0.0%

Brazil — 0.0%
762		B2W Cia Digital*	1,507

Chile — 0.0%
8,559		Enel Americas SA*(f)	37

China — 0.0%
1,176		Legend Holdings Corp.*(f)	2,529

		TOTAL RIGHTS (Cost — $564)	4,073

Face Amount†

CORPORATE BOND & NOTE — 0.0%

India — 0.0%
1,355	INR	Britannia Industries Ltd., Senior Secured Notes, 8.000% due 8/28/22 (Cost — $565)	19

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $416,876,836)	481,713,677

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Face Amount†		Security	Value

SHORT-TERM INVESTMENTS (g) — 3.3%

MONEY MARKET FUND — 1.6%
$8,218,833		Invesco STIT — Government & Agency Portfolio, 1.998%, Institutional Class(h) (Cost — $8,218,833)	$8,218,833

TIME DEPOSITS — 1.7%
		BBH — Grand Cayman:
10	GBP	0.370% due 9/2/19	12
153,394	HKD	0.750% due 9/2/19	19,563
1	SGD	0.940% due 9/2/19	1
277	ZAR	5.460% due 9/2/19	18
		BNP Paribas — Paris:
21,759	EUR	(0.580)% due 9/2/19	23,915
561,047	HKD	0.750% due 9/2/19	71,554
338,245	ZAR	5.460% due 9/2/19	22,300
1,456,797		Citibank — New York, 1.490% due 9/3/19	1,456,797
6,626,479		JPMorgan Chase & Co. — New York, 1.490% due 9/3/19	6,626,479

		TOTAL TIME DEPOSITS (Cost — $8,220,639)	8,220,639

		TOTAL SHORT-TERM INVESTMENTS (Cost — $16,439,472)	16,439,472

		TOTAL INVESTMENTS — 101.1% (Cost — $433,316,308)	498,153,149

		Liabilities in Excess of Other Assets — (1.1)%	(5,601,064)

		TOTAL NET ASSETS — 100.0%	$492,552,085

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $14,203,452 and represents 2.9% of net assets.

(c)	Security trades on the Hong Kong exchange.
(d)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2019 amounts to approximately $13,261,712 and represents 2.7% of net assets.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Inclusive of all short-term holdings, including investment of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 1.7%.
(h)	Represents investment of collateral received from securities lending transactions.

At August 31, 2019, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Emerging Markets Equity Fund	$443,669,451	$118,120,198	$(63,708,966)	$54,411,232

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
BDR	— Brazilian Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Financials
Banks	18.4%
Insurance	5.6
Consumer Finance	2.1
Other Financials	1.5
Consumer Discretionary	18.1
Information Technology	12.3
Communication Services	11.0
Industrials	6.6
Energy	5.6
Consumer Staples	5.6
Materials	4.5
Health Care	3.1
Real Estate	2.2
Utilities	1.7
Short-Term Investments	1.7

	100.0	%+

^	As a percentage of total investments.
+	Does not reflect investments of collateral received from securities lending transactions.

At August 31, 2019, Emerging Markets Equity Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
MSCI Emerging Markets E-mini Index September Futures	30	9/19	$1,548,466	$1,476,000	$(72,466)

At August 31, 2019, Emerging Markets Equity Fund had deposited cash of $78,994 with a broker or brokers as margin collateral on an open exchange-traded futures contract.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
INR	— Indian Rupee
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 28.6%

Advertising — 0.0%
$54,000	B-	Clear Channel International BV, Company Guaranteed Notes, 8.750% due 12/15/20(a)	$55,181
		Interpublic Group of Cos., Inc. (The), Senior Unsecured Notes:
40,000	BBB	3.500% due 10/1/20	40,556
25,000	BBB	3.750% due 10/1/21	25,692

		Total Advertising	121,429

Aerospace/Defense — 0.8%
		BAE Systems Holdings Inc., Company Guaranteed Notes:
105,000	BBB	2.850% due 12/15/20(a)	105,661
145,000	BBB	3.800% due 10/7/24(a)	154,005
600,000	BBB	3.850% due 12/15/25(a)	635,853
		Boeing Co. (The), Senior Unsecured Notes:
50,000	A	3.100% due 5/1/26	52,874
70,000	A	2.700% due 2/1/27	71,987
60,000	A	2.800% due 3/1/27	61,955
260,000	A	3.200% due 3/1/29	277,050
360,000	A	3.250% due 2/1/35	383,012
35,000	A	3.375% due 6/15/46	35,971
100,000	A	3.750% due 2/1/50	111,427
25,000	A	3.825% due 3/1/59	27,331
430,000	A+	General Dynamics Corp., Company Guaranteed Notes, 3.750% due 5/15/28	485,127
		L3 Technologies Inc., Company Guaranteed Notes:
350,000	BBB	3.850% due 6/15/23	368,943
35,000	BBB	3.950% due 5/28/24	36,717
320,000	BBB	3.850% due 12/15/26	331,815
		L3Harris Technologies Inc., Senior Unsecured Notes:
945,000	BBB	4.400% due 6/15/28	1,069,882
415,000	BBB	4.400% due 6/15/28(a)	469,842
128,000	BBB	5.054% due 4/27/45	163,473
		Lockheed Martin Corp., Senior Unsecured Notes:
30,000	A-	3.100% due 1/15/23	31,153
370,000	A-	2.900% due 3/1/25	385,909
170,000	A-	3.550% due 1/15/26	184,512
125,000	A-	3.600% due 3/1/35	137,900
40,000	A-	4.500% due 5/15/36	48,577
35,000	A-	4.070% due 12/15/42	41,317
80,000	A-	3.800% due 3/1/45	91,175
1,000	A-	4.090% due 9/15/52	1,208
		Northrop Grumman Corp., Senior Unsecured Notes:
80,000	BBB	2.080% due 10/15/20	80,066
981,000	BBB	2.930% due 1/15/25	1,016,031
892,000	BBB	3.250% due 1/15/28	948,141
50,000	BBB	3.850% due 4/15/45	56,125
110,000	BBB	4.030% due 10/15/47	127,684
		Raytheon Co., Senior Unsecured Notes:
40,000	A+	7.200% due 8/15/27	53,880
24,000	A+	7.000% due 11/1/28	32,225
52,000	A+	4.700% due 12/15/41	66,061
55,000	A+	4.200% due 12/15/44	66,422
		Rockwell Collins Inc., Senior Unsecured Notes:
40,000	BBB+	3.100% due 11/15/21	40,751
20,000	BBB+	2.800% due 3/15/22	20,353
395,000	BBB-	Spirit AeroSystems Inc., Company Guaranteed Notes, 3.950% due 6/15/23	410,739

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Aerospace/Defense — 0.8% — (continued)
		United Technologies Corp., Senior Unsecured Notes:
$555,000	BBB+	3.350% due 8/16/21	$569,279
150,000	BBB+	1.950% due 11/1/21	149,957
120,000	BBB+	3.950% due 8/16/25	131,900
140,000	BBB+	4.125% due 11/16/28	160,279
90,000	BBB+	4.500% due 6/1/42	108,805
35,000	BBB+	3.750% due 11/1/46	38,905

		Total Aerospace/Defense	9,842,279

Agriculture — 0.5%
		Altria Group Inc., Company Guaranteed Notes:
130,000	BBB	4.750% due 5/5/21	135,658
60,000	BBB	3.490% due 2/14/22	62,003
70,000	BBB	3.800% due 2/14/24	74,184
250,000	BBB	4.400% due 2/14/26	274,275
585,000	BBB	4.800% due 2/14/29	661,736
260,000	BBB	5.800% due 2/14/39	321,305
172,000	BBB	5.375% due 1/31/44	203,727
765,000	BBB	5.950% due 2/14/49	983,512
145,000	BBB	6.200% due 2/14/59	186,702
		BAT Capital Corp., Company Guaranteed Notes:
784,000	BBB+	3.557% due 8/15/27	803,968
555,000	BBB+	4.540% due 8/15/47	557,458
205,000	BBB+	BAT International Finance PLC, Company Guaranteed Notes, 3.950% due 6/15/25(a)	217,439
		Philip Morris International Inc., Senior Unsecured Notes:
240,000	A	1.875% due 11/1/19	239,848
190,000	A	2.900% due 11/15/21	193,185
110,000	A	2.500% due 11/2/22	111,255
60,000	A	4.500% due 3/20/42	68,283
		Reynolds American Inc., Company Guaranteed Notes:
61,000	BBB+	3.250% due 6/12/20	61,470
50,000	BBB+	4.000% due 6/12/22	52,302
80,000	BBB+	4.450% due 6/12/25	86,649
565,000	BBB+	5.850% due 8/15/45	637,040
105,000	BBB+	RJ Reynolds Tobacco Co., Company Guaranteed Notes, 6.875% due 5/1/20	108,027

		Total Agriculture	6,040,026

Airlines — 0.2%
53,133	Aa3(b)	Air Canada Class AA Pass-Through Trust, Pass-Thru Certificates, 3.300% due 1/15/30(a)	55,700
28,800	BBB+	Air Canada Class B Pass-Through Trust, Pass-Thru Certificates, 5.000% due 12/15/23(a)	30,208
198,644	A-	American Airlines Class A Pass-Through Trust, Series 2013-2, Pass-Thru Certificates, 4.950% due 1/15/23	209,370
77,500	BBB	American Airlines Class A Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 4.375% due 6/15/24(a)	80,484
26,967	Baa3(b)	American Airlines Class A Pass-Through Trust, Series 2017-2, Pass-Thru Certificates, 3.700% due 10/15/25	27,307
43,754	AA	American Airlines Class AA Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 3.600% due 9/22/27	46,451
49,112	AA+	American Airlines Class AA Pass-Through Trust, Series 2016-2, Pass-Thru Certificates, 3.200% due 6/15/28	51,182
104,049	AA+	American Airlines Class AA Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.000% due 10/15/28	107,470
42,060	Aa3(b)	American Airlines Class AA Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 3.650% due 2/15/29	45,421
35,943	Aa3(b)	American Airlines Class AA Pass-Through Trust, Series 2017-2, Pass-Thru Certificates, 3.350% due 10/15/29	37,564

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Airlines — 0.2% — (continued)
$197,839	BBB	American Airlines Class B Pass-Through Trust, Series 2013-1, Pass-Thru Certificates, 5.625% due 1/15/21(a)	$202,459
1,214	BBB	American Airlines Class B Pass-Through Trust, Series 2014-1, Pass-Thru Certificates, 4.375% due 10/1/22	1,245
15,981	BBB	American Airlines Class B Pass-Through Trust, Series 2015-1, Pass-Thru Certificates, 3.700% due 5/1/23	16,203
139,028	BBB-	American Airlines Class B Pass-Through Trust, Series 2015-2, Pass-Thru Certificates, 4.400% due 9/22/23	144,631
62,268	BBB-	American Airlines Class B Pass-Through Trust, Series 2016-1, Pass-Thru Certificates, 5.250% due 1/15/24	66,779
867	BBB	American Airlines Class B Pass-Through Trust, Series 2016-3, Pass-Thru Certificates, 3.750% due 10/15/25	894
21,249	Baa3(b)	American Airlines Class B Pass-Through Trust, Series 2017-1, Pass-Thru Certificates, 4.950% due 2/15/25	22,646
223,000	A-	British Airways 2019-1 Class A Pass-Through Trust, Pass-Thru Certificates, 3.350% due 6/15/29(a)	228,006
19,036	A+	Continental Airlines Inc. Class A-1 Pass-Through Trust, Series 1999-2, Pass-Thru Certificates, 7.256% due 3/15/20	19,607
392	BBB	Continental Airlines Inc. Class B Pass-Through Trust, Series 2012-1, Pass-Thru Certificates, 6.250% due 4/11/20	398
290,561	AAA	Delta Air Lines Class A Pass-Through Trust, Series 2009-1, Pass-Thru Certificates, 7.750% due 12/17/19	294,767
54,000	BB+	Delta Air Lines Inc., Senior Unsecured Notes, 3.625% due 3/15/22	55,517
242,674	BBB-	Northwest Airlines Inc. Class A-1 Pass-Through Trust, Series 2001-1, Pass-Thru Certificates, 7.041% due 4/1/22	264,094
45,000	BBB+	Southwest Airlines Co., Senior Unsecured Notes, 2.750% due 11/16/22	45,742
		United Airlines Class AA Pass-Through Trust, Pass-Thru Certificates:
35,908	AA+	3.450% due 12/1/27	37,980
4,472	Aa3(b)	3.100% due 7/7/28	4,702
48,797	Aa3(b)	2.875% due 10/7/28	49,959
19,652	Aa3(b)	3.500% due 3/1/30	20,844
65,000	Aa3(b)	4.150% due 8/25/31	73,066
		United Airlines Class B Pass-Through Trust, Pass-Thru Certificates:
3,173	BBB	4.750% due 4/11/22	3,271
9,416	BBB	4.625% due 9/3/22	9,747
5,229	Baa2(b)	3.650% due 10/7/25	5,324
7,844	Baa2(b)	3.650% due 1/7/26	8,034
3,492	BBB-	US Airways Class B Pass-Through Trust, Series 2012-2, Pass-Thru Certificates, 6.750% due 6/3/21	3,688
11,928	BBB-	US Airways Class B Pass-Through Trust, Series 2013-1, Pass-Thru Certificates, 5.375% due 11/15/21	12,468
130,598	A+	US Airways Class G Pass-Through Trust, Series 2001-1, Pass-Thru Certificates, 7.076% due 3/20/21	136,629

		Total Airlines	2,419,857

Apparel — 0.0%
		Hanesbrands Inc., Company Guaranteed Notes:
10,000	BB-	4.625% due 5/15/24(a)	10,512
70,000	BB-	4.875% due 5/15/26(a)	74,143

		Total Apparel	84,655

Auto Manufacturers — 0.7%
65,000	A	American Honda Finance Corp., Senior Unsecured Notes, 2.900% due 2/16/24	67,444
		BMW US Capital LLC, Company Guaranteed Notes:
30,000	A+	1.850% due 9/15/21(a)	29,797
20,000	A+	2.800% due 4/11/26(a)	20,521

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Auto Manufacturers — 0.7% — (continued)
		Daimler Finance North America LLC, Company Guaranteed Notes:
$150,000	A	2.700% due 8/3/20(a)	$150,670
600,000	A	2.200% due 10/30/21(a)	599,372
40,000	BBB	Ford Motor Co., Senior Unsecured Notes, 4.750% due 1/15/43	36,171
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
250,000	BBB	2.597% due 11/4/19	249,948
320,000	BBB	8.125% due 1/15/20	326,707
290,000	BBB	2.425% due 6/12/20	289,789
420,000	BBB	2.343% due 11/2/20	418,228
430,000	BBB	5.085% due 1/7/21	443,121
400,000	BBB	3.200% due 1/15/21	402,086
440,000	BBB	3.220% (3-Month USD-LIBOR + 0.880%) due 10/12/21(c)	435,537
295,000	BBB	3.339% due 3/28/22	296,642
1,250,000	BBB	3.367% (3-Month USD-LIBOR + 1.080%) due 8/3/22(c)	1,230,143
200,000	BBB	4.389% due 1/8/26	203,524
		General Motors Co., Senior Unsecured Notes:
250,000	BBB	6.250% due 10/2/43	281,455
455,000	BBB	5.200% due 4/1/45	464,626
		General Motors Financial Co., Inc.:
		Company Guaranteed Notes:
295,000	BBB	3.200% due 7/13/20	296,694
230,000	BBB	2.450% due 11/6/20	229,984
25,000	BBB	3.550% due 4/9/21	25,425
100,000	BBB	4.375% due 9/25/21	103,595
15,000	BBB	3.450% due 4/10/22	15,303
130,000	BBB	3.700% due 5/9/23	133,429
269,000	BBB	4.350% due 1/17/27	278,929
		Senior Unsecured Notes:
130,000	BBB	4.200% due 11/6/21	134,845
45,000	BBB	5.650% due 1/17/29	50,376
		Hyundai Capital America, Senior Unsecured Notes:
20,000	BBB+	2.550% due 4/3/20(a)	20,002
218,000	BBB+	3.000% due 10/30/20(a)	219,186
10,000	BBB+	3.750% due 7/8/21(a)	10,213
250,000	BBB+	3.950% due 2/1/22(a)	257,688
		Hyundai Capital Services Inc., Senior Unsecured Notes:
200,000	BBB+	3.000% due 8/29/22(a)	202,012
200,000	BBB+	3.750% due 3/5/23(a)	208,092
20,000	A-	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 3.650% due 9/21/21(a)	20,495
160,000	AA-	Toyota Motor Corp., Senior Unsecured Notes, 2.358% due 7/2/24	163,224
30,000	AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 3.450% due 9/20/23	31,776
		Volkswagen Group of America Finance LLC, Company Guaranteed Notes:
220,000	BBB+	2.400% due 5/22/20(a)	220,264
200,000	BBB+	4.000% due 11/12/21(a)	207,274
130,000	BBB+	Volkswagen International Finance NV, Company Guaranteed Notes, 4.000% due 8/12/20(a)	132,067

		Total Auto Manufacturers	8,906,654

Auto Parts & Equipment — 0.0%
		Aptiv PLC, Company Guaranteed Notes:
6,000	BBB	4.400% due 10/1/46	6,039
15,000	BBB	5.400% due 3/15/49	17,137
15,000	BBB-	Lear Corp., Senior Unsecured Notes, 5.250% due 5/15/49	15,694

		Total Auto Parts & Equipment	38,870

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.4%
$756,000	A	ABN AMRO Bank NV, Senior Unsecured Notes, 2.650% due 1/19/21(a)	$761,227
250,000	AA-	Australia & New Zealand Banking Group Ltd., Senior Unsecured Notes, 2.250% due 11/9/20	250,972
		Banco Santander SA, Senior Unsecured Notes:
200,000	A-	3.848% due 4/12/23	209,116
400,000	A	2.706% due 6/27/24	407,395
600,000	A-	4.379% due 4/12/28	660,325
200,000	A	3.306% due 6/27/29	209,639
		Bank of America Corp.:
		Senior Unsecured Notes:
950,000	A-	2.369% (3-Month USD-LIBOR + 0.660%) due 7/21/21(c)	951,688
610,000	A-	2.738% (3-Month USD-LIBOR + 0.370%) due 1/23/22(c)	614,877
750,000	A-	3.499% (3-Month USD-LIBOR + 0.630%) due 5/17/22(c)	767,016
1,240,000	A-	3.124% (3-Month USD-LIBOR + 1.160%) due 1/20/23(c)	1,268,383
30,000	A-	2.816% (3-Month USD-LIBOR + 0.930%) due 7/21/23(c)	30,634
1,111,000	A-	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(c)	1,140,996
490,000	A-	4.125% due 1/22/24	530,402
955,000	A-	3.550% (3-Month USD-LIBOR + 0.780%) due 3/5/24(c)	998,636
515,000	A-	4.000% due 4/1/24	557,209
610,000	A-	3.458% (3-Month USD-LIBOR + 0.970%) due 3/15/25(c)	641,229
210,000	A-	3.500% due 4/19/26	225,002
465,000	A-	3.559% (3-Month USD-LIBOR + 1.060%) due 4/23/27(c)	495,170
620,000	A-	3.824% (3-Month USD-LIBOR + 1.575%) due 1/20/28(c)	672,341
285,000	A-	3.705% (3-Month USD-LIBOR + 1.512%) due 4/24/28(c)	307,672
155,000	A-	3.593% (3-Month USD-LIBOR + 1.370%) due 7/21/28(c)	165,796
683,000	A-	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(c)	723,117
350,000	A-	3.970% (3-Month USD-LIBOR + 1.070%) due 3/5/29(c)	384,944
530,000	A-	4.271% (3-Month USD-LIBOR + 1.310%) due 7/23/29(c)	598,517
500,000	A-	3.974% (3-Month USD-LIBOR + 1.210%) due 2/7/30(c)	554,994
310,000	A-	3.194% (3-Month USD-LIBOR + 1.180%) due 7/23/30(c)	324,014
60,000	A-	4.244% (3-Month USD-LIBOR + 1.814%) due 4/24/38(c)	70,269
240,000	A-	5.000% due 1/21/44	312,775
710,000	A-	4.330% (3-Month USD-LIBOR + 1.520%) due 3/15/50(c)	868,025
		Subordinated Notes:
891,000	BBB+	4.200% due 8/26/24	961,701
1,295,000	BBB+	4.000% due 1/22/25	1,384,382
194,000	BBB+	4.450% due 3/3/26	213,581
50,000	BBB+	Bank of Montreal, Subordinated Notes, 3.803% (5-Year USD Swap Rate + 1.432%) due 12/15/32(c)	52,420
		Bank of New York Mellon Corp. (The):
		Senior Unsecured Notes:
500,000	A	2.661% (3-Month USD-LIBOR + 0.634%) due 5/16/23(c)	508,497
195,000	A	3.400% due 5/15/24	206,415
72,000	A	3.442% (3-Month USD-LIBOR + 1.069%) due 2/7/28(c)	77,286
20,000	A-	Subordinated Notes, 3.300% due 8/23/29	21,358
400,000	A	Banque Federative du Credit Mutuel SA, Senior Unsecured Notes, 2.750% due 10/15/20(a)	403,228
100,000	BBB-	Barclays Bank PLC, Subordinated Notes, 5.140% due 10/14/20	102,394
		Barclays PLC, Senior Unsecured Notes:
400,000	BBB	3.250% due 1/12/21	403,890
245,000	BBB	4.338% (3-Month USD-LIBOR + 1.356%) due 5/16/24(c)	255,493
200,000	BBB	3.932% (3-Month USD-LIBOR + 1.610%) due 5/7/25(c)	205,730
260,000	BBB	4.375% due 1/12/26	275,136
620,000	BBB	4.972% (3-Month USD-LIBOR + 1.902%) due 5/16/29(c)	680,865

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.4% — (continued)
		BNP Paribas SA:
		Senior Unsecured Notes:
$380,000	A-	3.500% due 3/1/23(a)	$394,713
270,000	A-	3.375% due 1/9/25(a)	280,003
1,180,000	A-	4.705% (3-Month USD-LIBOR + 2.235%) due 1/10/25(a)(c)	1,279,243
750,000	A-	4.400% due 8/14/28(a)	838,857
1,000,000	A-	5.198% (3-Month USD-LIBOR + 2.567%) due 1/10/30(a)(c)	1,179,960
200,000	BBB+	Subordinated Notes, 4.375% (5-Year USD Swap Rate + 1.483%) due 3/1/33(a)(c)	212,860
280,000	BBB+	Capital One NA, Senior Unsecured Notes, 2.250% due 9/13/21	280,476
		CIT Group Inc., Senior Unsecured Notes:
90,000	BB+	4.750% due 2/16/24	96,863
40,000	BB+	5.250% due 3/7/25	44,900
		Citigroup Inc.:
530,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(c)(d)	567,553
		Senior Unsecured Notes:
100,000	BBB+	3.980% (3-Month USD-LIBOR + 1.338%) due 3/20/30(c)	110,451
314,000	BBB+	8.125% due 7/15/39	525,415
196,000	BBB+	4.650% due 7/30/45	244,748
100,000	BBB+	4.650% due 7/23/48	125,903
		Subordinated Notes:
890,000	BBB	4.400% due 6/10/25	967,303
250,000	BBB	5.500% due 9/13/25	286,697
890,000	BBB	4.300% due 11/20/26	971,876
390,000	BBB	4.450% due 9/29/27	429,448
30,000	BBB	6.625% due 6/15/32	40,077
100,000	BBB	6.675% due 9/13/43	148,401
286,000	BBB	5.300% due 5/6/44	365,541
30,000	BBB	4.750% due 5/18/46	36,388
15,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.375% due 7/28/21	15,055
		Commonwealth Bank of Australia, Senior Unsecured Notes:
55,000	AA-	3.450% due 3/16/23(a)	57,802
58,000	AA-	3.900% due 7/12/47(a)	66,435
		Cooperatieve Rabobank UA:
		Company Guaranteed Notes:
310,000	BBB+	4.625% due 12/1/23	335,336
990,000	BBB+	4.375% due 8/4/25	1,067,475
		Senior Unsecured Notes:
100,000	A+	4.750% due 1/15/20(a)	100,950
510,000	A+	2.500% due 1/19/21	513,602
270,000	A+	3.125% due 4/26/21	274,818
		Credit Suisse Group AG, Senior Unsecured Notes:
400,000	BBB+	4.282% due 1/9/28(a)	435,758
1,045,000	BBB+	3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(c)	1,113,792
		Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
250,000	BBB+	3.125% due 12/10/20	252,873
250,000	BBB+	3.800% due 9/15/22	260,997
320,000	BBB+	4.550% due 4/17/26	354,775
		Danske Bank AS, Senior Unsecured Notes:
440,000	BBB+	5.000% due 1/12/22(a)	464,211
1,200,000	BBB+	5.375% due 1/12/24(a)	1,324,109
		Deutsche Bank AG, Senior Unsecured Notes:
190,000	BBB-	4.250% due 10/14/21	193,276
38,000	BBB-	4.100% due 1/13/26	38,366
21,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% (3-Month USD-LIBOR + 0.768%)(c)(d)	17,818

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.4% — (continued)
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
$140,000	BBB+	2.300% due 12/13/19	$140,016
810,000	BBB+	6.000% due 6/15/20	833,362
190,000	BBB+	2.750% due 9/15/20	191,006
120,000	BBB+	2.875% due 2/25/21	121,175
155,000	BBB+	5.250% due 7/27/21	163,817
40,000	BBB+	3.036% (3-Month USD-LIBOR + 0.780%) due 10/31/22(c)	40,100
130,000	BBB+	3.200% due 2/23/23	134,388
245,000	BBB+	2.908% (3-Month USD-LIBOR + 1.053%) due 6/5/23(c)	249,416
210,000	BBB+	3.500% due 1/23/25	220,860
745,000	BBB+	3.272% (3-Month USD-LIBOR + 1.201%) due 9/29/25(c)	775,574
150,000	BBB+	3.328% (3-Month USD-LIBOR + 1.170%) due 5/15/26(c)	150,153
150,000	BBB+	3.500% due 11/16/26	157,193
285,000	BBB+	3.850% due 1/26/27	304,193
135,000	BBB+	3.691% (3-Month USD-LIBOR + 1.510%) due 6/5/28(c)	143,643
1,625,000	BBB+	3.814% (3-Month USD-LIBOR + 1.158%) due 4/23/29(c)	1,747,388
1,330,000	BBB+	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(c)	1,473,990
210,000	BBB+	6.250% due 2/1/41	298,400
210,000	BBB+	4.750% due 10/21/45	259,864
		Subordinated Notes:
610,000	BBB-	4.250% due 10/21/25	658,397
460,000	BBB-	6.750% due 10/1/37	630,867
290,000	BBB-	5.150% due 5/22/45	352,382
		HSBC Holdings PLC:
		Junior Subordinated Notes:
210,000	Baa3(b)	6.375% (5-Year USD 1100 Run ICE Swap Rate + 3.705%)(c)(d)	215,270
240,000	Baa3(b)	6.250% (5-Year USD 1100 Run ICE Swap Rate + 3.453%)(c)(d)	245,528
640,000	Baa3(b)	6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(c)(d)	658,304
		Senior Unsecured Notes:
200,000	A	3.400% due 3/8/21	203,253
200,000	A	3.262% (3-Month USD-LIBOR + 1.055%) due 3/13/23(c)	204,307
200,000	A	3.950% (3-Month USD-LIBOR + 0.987%) due 5/18/24(c)	210,004
200,000	A	4.041% (3-Month USD-LIBOR + 1.546%) due 3/13/28(c)	213,625
1,010,000	A	4.583% (3-Month USD-LIBOR + 1.535%) due 6/19/29(c)	1,129,831
420,000	A	3.973% (3-Month USD-LIBOR + 1.610%) due 5/22/30(c)	451,211
		Subordinated Notes:
300,000	BBB+	4.250% due 3/14/24	316,736
240,000	BBB+	4.250% due 8/18/25	254,197
200,000	BBB+	4.375% due 11/23/26	215,149
390,000	BBB+	6.500% due 9/15/37	529,500
100,000	A-	HSBC USA Inc., Subordinated Notes, 5.000% due 9/27/20	102,911
200,000	BBB+	ING Bank NV, Subordinated Notes, 5.800% due 9/25/23(a)	222,088
200,000	A-	ING Groep NV, Senior Unsecured Notes, 3.950% due 3/29/27	217,731
		Intesa Sanpaolo SpA:
		Senior Unsecured Notes:
200,000	BBB	3.125% due 7/14/22(a)	200,909
200,000	BBB	3.375% due 1/12/23(a)	202,788
810,000	BB+	Subordinated Notes, 5.017% due 6/26/24(a)	830,857
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
90,000	A-	4.400% due 7/22/20	91,900
200,000	A-	2.550% due 3/1/21	201,639
99,000	A-	2.972% due 1/15/23	101,077
55,000	A-	3.513% (3-Month USD-LIBOR + 1.230%) due 10/24/23(c)	55,851

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.4% — (continued)
$175,000	A-	3.559% (3-Month USD-LIBOR + 0.730%) due 4/23/24(c)	$183,845
285,000	A-	3.797% (3-Month USD-LIBOR + 0.890%) due 7/23/24(c)	302,872
880,000	A-	4.023% (3-Month USD-LIBOR + 1.000%) due 12/5/24(c)	946,370
450,000	A-	3.220% (3-Month USD-LIBOR + 1.155%) due 3/1/25(c)	470,587
180,000	A-	3.300% due 4/1/26	189,917
1,050,000	A-	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(c)	1,143,153
375,000	A-	3.540% (3-Month USD-LIBOR + 1.380%) due 5/1/28(c)	402,244
1,020,000	A-	3.509% (3-Month USD-LIBOR + 0.945%) due 1/23/29(c)	1,093,721
750,000	A-	4.203% (3-Month USD-LIBOR + 1.260%) due 7/23/29(c)	846,624
480,000	A-	4.452% (3-Month USD-LIBOR + 1.330%) due 12/5/29(c)	552,225
385,000	A-	3.702% (3-Month USD-LIBOR + 1.160%) due 5/6/30(c)	420,877
200,000	A-	3.964% (3-Month USD-LIBOR + 1.380%) due 11/15/48(c)	230,118
		Subordinated Notes:
55,000	BBB+	3.375% due 5/1/23	57,024
315,000	BBB+	3.875% due 9/10/24	337,027
210,000	BBB+	4.250% due 10/1/27	234,698
490,000	BBB+	4.950% due 6/1/45	630,811
		KeyCorp, Senior Unsecured Notes:
150,000	BBB+	2.900% due 9/15/20	151,264
45,000	BBB+	4.150% due 10/29/25	49,503
425,000	A+	Lloyds Bank PLC, Company Guaranteed Notes, 2.700% due 8/17/20	427,736
		Lloyds Banking Group PLC:
		Senior Unsecured Notes:
1,235,000	BBB+	2.907% (3-Month USD-LIBOR + 0.810%) due 11/7/23(c)	1,239,533
400,000	BBB+	3.900% due 3/12/24	419,265
220,000	BBB+	4.450% due 5/8/25	237,314
200,000	BBB+	4.375% due 3/22/28	218,084
200,000	BBB+	3.574% (3-Month USD-LIBOR + 1.205%) due 11/7/28(c)	204,813
245,000	BBB-	Subordinated Notes, 4.582% due 12/10/25	257,319
		Mizuho Financial Group Inc., Senior Unsecured Notes:
340,000	A-	2.953% due 2/28/22	346,322
480,000	A-	2.839% (3-Month USD-LIBOR + 0.980%) due 7/16/25(c)	490,207
300,000	A-	Nordea Bank Abp, Subordinated Notes, 4.875% due 5/13/21(a)	311,402
750,000	A	PNC Bank NA, Senior Unsecured Notes, 2.400% due 10/18/19	750,090
		Royal Bank of Canada, Senior Unsecured Notes:
120,000	AA-	2.150% due 10/26/20	120,322
270,000	AA-	3.200% due 4/30/21	276,010
		Royal Bank of Scotland Group PLC:
		Senior Unsecured Notes:
400,000	BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(c)	420,093
400,000	BBB	4.269% (3-Month USD-LIBOR + 1.762%) due 3/22/25(c)	418,037
400,000	BBB	5.076% (3-Month USD-LIBOR + 1.905%) due 1/27/30(c)	448,518
		Subordinated Notes:
30,000	BB+	6.125% due 12/15/22	32,474
320,000	BB+	6.100% due 6/10/23	347,228
80,000	BB+	6.000% due 12/19/23	87,171
110,000	BB+	5.125% due 5/28/24	116,491
30,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.500% due 7/17/25	32,320
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
600,000	BBB	2.875% due 8/5/21	602,766
560,000	BBB	3.373% (3-Month USD-LIBOR + 1.080%) due 1/5/24(c)	570,440
		Santander UK PLC:
		Senior Unsecured Notes:
70,000	A	2.375% due 3/16/20	70,085
380,000	A	3.400% due 6/1/21	387,976

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.4% — (continued)
$170,000	BBB-	Subordinated Notes, 7.950% due 10/26/29	$222,804
		Societe Generale SA, Senior Unsecured Notes:
205,000	A	2.625% due 9/16/20(a)	206,022
260,000	A	2.500% due 4/8/21(a)	261,235
335,000	BBB+	Standard Chartered PLC, Senior Unsecured Notes, 3.785% (3-Month USD-LIBOR + 1.560%) due 5/21/25(a)(c)	346,343
60,000	A	State Street Corp., Senior Unsecured Notes, 2.650% due 5/19/26	62,092
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
575,000	A-	2.934% due 3/9/21	582,051
140,000	A-	2.058% due 7/14/21	139,873
90,000	A-	2.778% due 10/18/22	91,742
295,000	A-	2.632% due 7/14/26	298,453
205,000	A	Sumitomo Mitsui Trust Bank Ltd., Senior Unsecured Notes, 1.950% due 9/19/19(a)	204,961
200,000	A-	SunTrust Bank, Senior Unsecured Notes, 3.525% (3-Month USD-LIBOR + 0.500%) due 10/26/21(c)	203,048
35,000	BBB+	SunTrust Banks Inc., Senior Unsecured Notes, 4.000% due 5/1/25	38,162
250,000	AA-	Svenska Handelsbanken AB, Company Guaranteed Notes, 3.350% due 5/24/21	255,651
50,000	BBB-	Synovus Financial Corp., Senior Unsecured Notes, 3.125% due 11/1/22	50,194
170,000	AA-	Toronto-Dominion Bank (The), Senior Unsecured Notes, 3.250% due 6/11/21	173,988
200,000	A+	UBS AG, Senior Unsecured Notes, 2.450% due 12/1/20(a)	200,966
		UBS Group Funding Switzerland AG, Company Guaranteed Notes:
1,070,000	BB	7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(d)	1,135,538
260,000	A-	2.650% due 2/1/22(a)	262,932
650,000	A-	3.491% due 5/23/23(a)	670,018
795,000	A-	2.859% (3-Month USD-LIBOR + 0.954%) due 8/15/23(a)(c)	806,630
310,000	A-	4.253% due 3/23/28(a)	343,037
		UniCredit SpA:
580,000	BBB-	Senior Unsecured Notes, 6.572% due 1/14/22(a)	623,879
200,000	BB+	Subordinated Notes, 7.296% (5-Year USD 1100 Run ICE Swap Rate + 4.914%) due 4/2/34(a)(c)	226,090
220,000	A+	US Bancorp, Senior Unsecured Notes, 2.400% due 7/30/24	224,319
250,000	AA-	US Bank NA, Senior Unsecured Notes, 3.150% due 4/26/21	254,546
470,000	BBB-	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(c)(d)	470,714
50,000	BBB+	Wachovia Corp., Subordinated Notes, 5.500% due 8/1/35	63,093
		Wells Fargo & Co.:
60,000	BBB-	Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 3.990%)(c)(d)	66,219
		Senior Unsecured Notes:
5,000	A-	2.625% due 7/22/22	5,086
825,000	A-	3.750% due 1/24/24	879,044
135,000	A-	3.000% due 2/19/25	139,979
41,000	A-	3.550% due 9/29/25	43,653
925,000	A-	3.000% due 4/22/26	958,470
1,210,000	A-	3.000% due 10/23/26	1,258,499
550,000	A-	3.196% (3-Month USD-LIBOR + 1.170%) due 6/17/27(c)	573,333
180,000	A-	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(c)	193,132
690,000	A-	4.150% due 1/24/29	773,809
		Subordinated Notes:
330,000	BBB+	3.450% due 2/13/23	343,029
169,000	BBB+	4.480% due 1/16/24	183,307
140,000	BBB+	4.100% due 6/3/26	151,726
950,000	BBB+	4.300% due 7/22/27	1,052,810
230,000	BBB+	5.375% due 11/2/43	304,036
110,000	BBB+	5.606% due 1/15/44	147,782
280,000	BBB+	4.650% due 11/4/44	336,769

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 7.4% — (continued)
$450,000	BBB+	4.900% due 11/17/45	$560,618
40,000	BBB+	4.400% due 6/14/46	46,501
160,000	BBB+	4.750% due 12/7/46	196,306
790,000	A+	Wells Fargo Bank NA, Senior Unsecured Notes, 2.600% due 1/15/21	796,060
100,000	BBB-	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	124,851
		Westpac Banking Corp., Senior Unsecured Notes:
380,000	AA-	4.875% due 11/19/19	382,207
20,000	AA-	2.300% due 5/26/20	20,039
140,000	AA-	2.600% due 11/23/20	141,076
195,000	AA-	3.650% due 5/15/23	206,616

		Total Banks	89,268,964

Beverages — 0.5%
		Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
340,000	A-	3.650% due 2/1/26	365,459
720,000	A-	4.700% due 2/1/36	838,078
1,439,000	A-	4.900% due 2/1/46	1,718,167
		Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes:
98,000	A-	2.650% due 2/1/21	98,938
80,000	A-	3.300% due 2/1/23	83,339
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
200,000	A-	2.500% due 7/15/22	202,951
220,000	A-	3.500% due 1/12/24	233,250
180,000	A-	4.150% due 1/23/25	197,200
160,000	A-	4.000% due 4/13/28	177,405
480,000	A-	4.750% due 1/23/29	560,901
50,000	A-	4.950% due 1/15/42	60,032
400,000	A-	5.550% due 1/23/49	526,163
25,000	A-	4.750% due 4/15/58	29,304
		Bacardi Ltd., Company Guaranteed Notes:
155,000	BBB-	4.700% due 5/15/28(a)	172,343
140,000	BBB-	5.300% due 5/15/48(a)	161,427
173,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	177,115
160,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	164,232
50,000	BBB-	Molson Coors Brewing Co., Company Guaranteed Notes, 3.500% due 5/1/22	51,637
		PepsiCo Inc., Senior Unsecured Notes:
65,000	A+	2.850% due 2/24/26	68,042
150,000	A+	2.375% due 10/6/26	153,795
60,000	A+	4.450% due 4/14/46	76,127
190,000	BBB	Pernod Ricard SA, Senior Unsecured Notes, 4.450% due 1/15/22(a)	200,573

		Total Beverages	6,316,478

Biotechnology — 0.3%
		Amgen Inc., Senior Unsecured Notes:
60,000	A	2.200% due 5/11/20	60,004
70,000	A	3.625% due 5/22/24	74,485
45,000	A	2.600% due 8/19/26	45,550
300,000	A	4.400% due 5/1/45	341,827
54,000	A	4.563% due 6/15/48	63,145
92,000	A	4.663% due 6/15/51	109,600
		Celgene Corp., Senior Unsecured Notes:
10,000	BBB+	3.950% due 10/15/20	10,198
5,000	BBB+	3.250% due 8/15/22	5,167
60,000	BBB+	3.550% due 8/15/22	62,502
35,000	BBB+	3.250% due 2/20/23	36,408
260,000	BBB+	3.875% due 8/15/25	282,176

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Biotechnology — 0.3% — (continued)
$325,000	BBB+	3.900% due 2/20/28	$361,267
910,000	BBB+	5.000% due 8/15/45	1,155,634
		Gilead Sciences Inc., Senior Unsecured Notes:
40,000	A	2.550% due 9/1/20	40,220
160,000	A	3.700% due 4/1/24	170,099
60,000	A	3.650% due 3/1/26	64,562
50,000	A	2.950% due 3/1/27	51,960
55,000	A	4.600% due 9/1/35	65,947
160,000	A	4.800% due 4/1/44	193,543
315,000	A	4.750% due 3/1/46	383,578

		Total Biotechnology	3,577,872

Building Materials — 0.0%
5,000	BBB+	Johnson Controls International PLC, Senior Unsecured Notes, 3.900% due 2/14/26	5,395
30,000	BBB	Owens Corning, Senior Unsecured Notes, 4.400% due 1/30/48	28,230

		Total Building Materials	33,625

Chemicals — 0.3%
200,000	A-	Air Liquide Finance SA, Company Guaranteed Notes, 1.750% due 9/27/21(a)	198,677
		Dow Chemical Co. (The), Senior Unsecured Notes:
145,000	BBB	4.550% due 11/30/25(a)	159,998
194,000	BBB	3.625% due 5/15/26(a)	204,162
126,000	BBB	4.375% due 11/15/42	132,877
		DuPont de Nemours Inc., Senior Unsecured Notes:
505,000	A-	4.493% due 11/15/25	561,033
145,000	A-	5.419% due 11/15/48	186,991
61,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	64,096
200,000	BBB+	Equate Petrochemical BV, Company Guaranteed Notes, 4.250% due 11/3/26(a)	217,420
405,000	BBB	International Flavors & Fragrances Inc., Senior Unsecured Notes, 5.000% due 9/26/48	457,195
200,000	BBB+	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	214,232
		Monsanto Co., Senior Unsecured Notes:
60,000	BBB	3.375% due 7/15/24	60,600
30,000	BBB	4.400% due 7/15/44	29,755
60,000	BBB	Nutrien Ltd., Senior Unsecured Notes, 4.875% due 3/30/20	60,864
200,000	BBB-	OCP SA, Senior Unsecured Notes, 4.500% due 10/22/25(a)	212,643
30,000	BBB	Sherwin-Williams Co. (The), Senior Unsecured Notes, 4.000% due 12/15/42	31,816
200,000	BBB-	Syngenta Finance NV, Company Guaranteed Notes, 3.933% due 4/23/21(a)	203,558

		Total Chemicals	2,995,917

Commercial Services — 0.1%
		Cintas Corp. No 2, Company Guaranteed Notes:
100,000	A-	2.900% due 4/1/22	102,225
110,000	A-	3.700% due 4/1/27	120,919
10,000	BBB	Equifax Inc., Senior Unsecured Notes, 2.300% due 6/1/21	9,990
220,000	(P)BBB-	Global Payments Inc., Senior Unsecured Notes, 3.200% due 8/15/29	225,987
		IHS Markit Ltd.:
		Company Guaranteed Notes:
84,000	BBB-	5.000% due 11/1/22(a)	89,785
48,000	BBB-	4.000% due 3/1/26(a)	51,154
450,000	BBB-	Senior Unsecured Notes, 4.750% due 8/1/28	509,850
100,000	B+	Matthews International Corp., Company Guaranteed Notes, 5.250% due 12/1/25(a)	95,500
		RELX Capital Inc., Company Guaranteed Notes:
10,000	BBB+	3.125% due 10/15/22	10,260
305,000	BBB+	3.500% due 3/16/23	318,052
30,000	BBB+	4.000% due 3/18/29	33,103

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Commercial Services — 0.1% — (continued)
		Total System Services Inc., Senior Unsecured Notes:
$40,000	BBB-	3.800% due 4/1/21	$40,848
30,000	BBB-	3.750% due 6/1/23	31,394
30,000	BBB-	4.000% due 6/1/23	31,688
40,000	BB-	United Rentals North America Inc., Company Guaranteed Notes, 6.500% due 12/15/26	43,650

		Total Commercial Services	1,714,405

Computers — 0.4%
		Apple Inc., Senior Unsecured Notes:
110,000	AA+	1.550% due 8/4/21	109,490
300,000	AA+	2.400% due 5/3/23	306,528
280,000	AA+	2.450% due 8/4/26	286,693
550,000	AA+	3.350% due 2/9/27	594,867
360,000	AA+	2.900% due 9/12/27	378,593
360,000	AA+	3.850% due 5/4/43	411,475
145,000	AA+	3.450% due 2/9/45	157,120
580,000	BBB-	Dell International LLC/EMC Corp., Senior Secured Notes, 4.420% due 6/15/21(a)	598,335
30,000	BBB	HP Inc., Senior Unsecured Notes, 6.000% due 9/15/41	33,676
		International Business Machines Corp., Senior Unsecured Notes:
150,000	A	2.875% due 11/9/22	153,973
680,000	A	3.000% due 5/15/24	707,925
290,000	A	3.450% due 2/19/26	311,514
315,000	A	3.300% due 5/15/26	334,168
45,000	BB+	Seagate HDD Cayman, Company Guaranteed Notes, 4.750% due 1/1/25	46,871

		Total Computers	4,431,228

Cosmetics/Personal Care — 0.0%
38,000	BB-	First Quality Finance Co., Inc., Company Guaranteed Notes, 5.000% due 7/1/25(a)	39,520

Diversified Financial Services — 1.0%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
1,010,000	BBB-	4.500% due 5/15/21	1,042,179
150,000	BBB-	5.000% due 10/1/21	157,330
280,000	BBB-	4.875% due 1/16/24	304,267
		Air Lease Corp., Senior Unsecured Notes:
460,000	BBB	3.500% due 1/15/22	473,054
45,000	BBB	3.875% due 7/3/23	47,166
		American Express Co., Senior Unsecured Notes:
72,000	BBB+	2.650% due 12/2/22	73,441
225,000	BBB+	3.700% due 8/3/23	238,599
60,000	BBB+	3.400% due 2/22/24	63,319
355,000	BBB+	2.500% due 7/30/24	362,095
		American Express Credit Corp., Senior Unsecured Notes:
140,000	A-	2.375% due 5/26/20	140,196
30,000	A-	2.600% due 9/14/20	30,170
60,000	BBB	Capital One Financial Corp., Senior Unsecured Notes, 3.500% due 6/15/23	62,699
60,000	A	Charles Schwab Corp. (The), Senior Unsecured Notes, 3.250% due 5/22/29	64,491
395,000	AA-	CME Group Inc., Senior Unsecured Notes, 3.750% due 6/15/28	445,460
50,000	BBB-	Discover Financial Services, Senior Unsecured Notes, 3.750% due 3/4/25	52,669
		GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
2,072,000	BBB+	2.342% due 11/15/20	2,058,486
3,304,000	BBB+	4.418% due 11/15/35	3,365,017
		Intercontinental Exchange Inc.:
185,000	A	Company Guaranteed Notes, 2.350% due 9/15/22	186,999
		Senior Unsecured Notes:
80,000	A	3.750% due 9/21/28	89,290
85,000	A	4.250% due 9/21/48	103,275

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 1.0% — (continued)
$30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	$37,220
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17#(e)(f)(g)	—
		Mastercard Inc., Senior Unsecured Notes:
200,000	A+	2.950% due 6/1/29	214,176
45,000	A+	3.650% due 6/1/49	52,351
80,000	B+	Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	82,600
630,000	A-	ORIX Corp., Senior Unsecured Notes, 2.900% due 7/18/22	643,743
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
400,000	BBB-	5.250% due 8/15/22(a)	423,500
255,000	BBB-	4.500% due 3/15/23(a)	264,461
60,000	BBB-	5.500% due 2/15/24(a)	64,959
220,000	BBB+	Raymond James Financial Inc., Senior Unsecured Notes, 4.950% due 7/15/46	269,640
50,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 4.375% due 3/19/24	53,436
		Visa Inc., Senior Unsecured Notes:
420,000	AA-	3.150% due 12/14/25	450,185
150,000	AA-	4.150% due 12/14/35	182,829
310,000	AA-	4.300% due 12/14/45	394,169

		Total Diversified Financial Services	12,493,471

Electric — 1.6%
		AEP Texas Inc., Senior Unsecured Notes:
50,000	A-	2.400% due 10/1/22	50,377
50,000	A-	3.850% due 10/1/25(a)	53,366
110,000	A-	4.150% due 5/1/49	130,771
225,000	A-	AEP Transmission Co. LLC, Senior Unsecured Notes, 3.750% due 12/1/47	250,570
		Alabama Power Co., Senior Unsecured Notes:
17,000	A-	5.200% due 6/1/41	21,219
30,000	A-	3.850% due 12/1/42	33,817
185,000	A-	4.150% due 8/15/44	216,634
65,000	A-	4.300% due 7/15/48	79,533
100,000	BBB+	Alliant Energy Finance LLC, Company Guaranteed Notes, 3.750% due 6/15/23(a)	105,049
		Baltimore Gas & Electric Co., Senior Unsecured Notes:
70,000	A	3.500% due 8/15/46	74,712
150,000	A	3.750% due 8/15/47	167,201
30,000	A	4.250% due 9/15/48	37,075
170,000	A-	Berkshire Hathaway Energy Co., Senior Unsecured Notes, 3.250% due 4/15/28	180,851
20,000	BBB+	Black Hills Corp., Senior Unsecured Notes, 3.150% due 1/15/27	20,510
		CenterPoint Energy Houston Electric LLC, General Refinance Mortgage:
50,000	A	3.550% due 8/1/42	54,510
30,000	A	3.950% due 3/1/48	35,044
30,000	BBB	CMS Energy Corp., Senior Unsecured Notes, 3.000% due 5/15/26	30,904
		Consumers Energy Co., 1st Mortgage Notes:
50,000	A	3.950% due 5/15/43	58,245
95,000	A	3.750% due 2/15/50	109,861
25,000	A	3.100% due 8/15/50	25,716
117,000	BBB+	Dayton Power & Light Co. (The), 1st Mortgage Notes, 3.950% due 6/15/49(a)	133,491
35,000	BBB	Dominion Energy Inc., Junior Subordinated Notes, 2.579% due 7/1/20	35,065
310,000	BBB-	DPL Inc., Senior Unsecured Notes, 4.350% due 4/15/29(a)	309,909
		DTE Electric Co., General Refinance Mortgage:
65,000	A	3.650% due 3/15/24	69,151
100,000	A	3.700% due 3/15/45	111,824
80,000	A	4.050% due 5/15/48	95,633
		Duke Energy Carolinas LLC:
		1st Mortgage Notes:
22,000	A	3.950% due 11/15/28	24,961
40,000	A	2.450% due 8/15/29	40,471

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.6% — (continued)
$590,000	A	4.250% due 12/15/41	$696,652
60,000	A	3.700% due 12/1/47	66,848
16,000	A	3.950% due 3/15/48	18,518
90,000	A	3.200% due 8/15/49	93,172
		1st Refinanced Mortgage Notes:
145,000	A	2.950% due 12/1/26	152,020
30,000	A	3.875% due 3/15/46	34,330
		Duke Energy Corp., Senior Unsecured Notes:
410,000	BBB+	3.550% due 9/15/21	420,110
180,000	BBB+	2.650% due 9/1/26	182,301
		Duke Energy Florida LLC:
		1st Mortgage Notes:
45,000	A	3.800% due 7/15/28	50,269
195,000	A	5.900% due 3/1/33	262,106
165,000	A	3.400% due 10/1/46	175,699
7,500	A-	Senior Unsecured Notes, 2.100% due 12/15/19	7,497
		Duke Energy Ohio Inc., 1st Mortgage Notes:
335,000	A	3.650% due 2/1/29	371,534
60,000	A	3.700% due 6/15/46	66,643
25,000	A	4.300% due 2/1/49	30,686
		Duke Energy Progress LLC, 1st Mortgage Notes:
35,000	A	3.000% due 9/15/21	35,704
30,000	A	3.700% due 9/1/28	33,349
198,000	A	4.100% due 5/15/42	231,287
50,000	A	4.100% due 3/15/43	58,153
35,000	A	4.200% due 8/15/45	41,363
750,000	BBB-	Duquesne Light Holdings Inc., Senior Unsecured Notes, 6.400% due 9/15/20(a)	778,270
35,000	BBB	Entergy Corp., Senior Unsecured Notes, 2.950% due 9/1/26	35,740
		Entergy Louisiana LLC:
25,000	A	1st Mortgage Notes, 5.400% due 11/1/24	29,033
115,000	A	Collateral Trust, 4.200% due 4/1/50	140,305
60,000	A	Entergy Texas Inc., 1st Mortgage Notes, 3.450% due 12/1/27	62,429
95,000	BBB+	Eversource Energy, Senior Unsecured Notes, 2.800% due 5/1/23	96,811
		Exelon Corp., Senior Unsecured Notes:
175,000	BBB	2.850% due 6/15/20	175,797
5,000	BBB	2.450% due 4/15/21	5,016
143,000	BBB	5.625% due 6/15/35	180,609
		FirstEnergy Corp., Senior Unsecured Notes:
310,000	BBB-	3.900% due 7/15/27	333,525
1,250,000	BBB-	7.375% due 11/15/31	1,793,051
		FirstEnergy Transmission LLC, Senior Unsecured Notes:
51,000	BBB-	4.350% due 1/15/25(a)	55,492
50,000	BBB-	5.450% due 7/15/44(a)	64,678
165,000	BBB-	4.550% due 4/1/49(a)	197,654
		Florida Power & Light Co., 1st Mortgage Notes:
50,000	A	3.125% due 12/1/25	53,398
40,000	A	5.690% due 3/1/40	56,156
52,000	A	4.050% due 6/1/42	61,331
20,000	A	3.800% due 12/15/42	22,776
65,000	A	3.700% due 12/1/47	73,731
15,000	A	4.125% due 6/1/48	18,244
100,000	A	3.990% due 3/1/49	119,734
70,000	A-	Georgia Power Co., Senior Unsecured Notes, 2.000% due 3/30/20	69,876
15,000	A-	Indiana Michigan Power Co., Senior Unsecured Notes, 4.250% due 8/15/48	18,203
60,929	A-	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20(f)	63,044

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electric — 1.6% — (continued)
$400,000	A-	ITC Holdings Corp., Senior Unsecured Notes, 4.050% due 7/1/23	$423,764
700,000	BBB	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	769,285
20,000	A+	Kansas City Power & Light Co., General Refinance Mortgage, 4.125% due 4/1/49	23,718
775,000	A-	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	871,291
		MidAmerican Energy Co., 1st Mortgage Notes:
100,000	A+	3.100% due 5/1/27	106,500
400,000	A+	4.250% due 5/1/46	487,636
105,000	BBB	Mid-Atlantic Interstate Transmission LLC, Senior Unsecured Notes, 4.100% due 5/15/28(a)	117,069
		NextEra Energy Capital Holdings Inc., Company Guaranteed Notes:
800,000	BBB+	2.767% (3-Month USD-LIBOR + 0.480%) due 5/4/21(c)	800,113
50,000	BBB+	3.550% due 5/1/27	53,478
		Northern States Power Co., 1st Mortgage Notes:
70,000	A	3.600% due 5/15/46	78,195
80,000	A	3.600% due 9/15/47	89,077
20,000	A	4.200% due 9/1/48	23,699
		Ohio Power Co., Senior Unsecured Notes:
40,000	A-	6.600% due 2/15/33	56,833
30,000	A-	4.150% due 4/1/48	36,035
50,000	A-	4.000% due 6/1/49	58,384
30,000	BBB+	Oklahoma Gas & Electric Co., Senior Unsecured Notes, 3.300% due 3/15/30	31,925
		Oncor Electric Delivery Co. LLC, Senior Secured Notes:
90,000	A+	3.700% due 11/15/28	100,606
20,000	A+	3.800% due 9/30/47	23,074
		PacifiCorp, 1st Mortgage Notes:
120,000	A+	5.750% due 4/1/37	162,398
30,000	A+	6.350% due 7/15/38	43,619
55,000	A+	4.150% due 2/15/50	66,162
35,000	A	PECO Energy Co., 1st Mortgage Notes, 3.900% due 3/1/48	40,465
500,000	BBB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 3.850% due 8/1/25	526,813
		Public Service Electric & Gas Co., 1st Mortgage Notes:
200,000	A	3.000% due 5/15/27	210,934
500,000	A	4.000% due 6/1/44	569,993
90,000	BBB+	Sempra Energy, Senior Unsecured Notes, 2.803% (3-Month USD-LIBOR + 0.500%) due 1/15/21(c)	89,892
130,000	BBB+	Southern Power Co., Senior Unsecured Notes, 2.375% due 6/1/20	130,082
70,000	A-	Southwestern Electric Power Co., Senior Unsecured Notes, 4.100% due 9/15/28	78,697
25,000	A	Southwestern Public Service Co., 1st Mortgage Notes, 3.750% due 6/15/49	28,151
140,000	BBB+	Tampa Electric Co., Senior Unsecured Notes, 4.450% due 6/15/49	175,383
800,000	A-	Tucson Electric Power Co., Senior Unsecured Notes, 3.850% due 3/15/23	833,094
115,000	A	Union Electric Co., Senior Secured Notes, 2.950% due 6/15/27	120,536
		Virginia Electric & Power Co., Senior Unsecured Notes:
205,000	BBB+	2.750% due 3/15/23	209,649
90,000	BBB+	3.800% due 4/1/28	99,534
195,000	BBB+	6.000% due 5/15/37	267,255
25,000	BBB+	6.350% due 11/30/37	35,448
70,000	BBB+	4.000% due 1/15/43	79,441
130,000	BBB+	4.450% due 2/15/44	157,065
595,000	BBB+	4.000% due 11/15/46	679,566
25,000	BBB+	4.600% due 12/1/48	31,405
160,000	BBB-	Vistra Operations Co. LLC, Senior Secured Notes, 4.300% due 7/15/29(a)	163,680
45,000	BBB+	WEC Energy Group Inc., Senior Unsecured Notes, 3.375% due 6/15/21	46,003

		Total Electric	19,085,561

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Electronics — 0.0%
		Agilent Technologies Inc., Senior Unsecured Notes:
$120,000	BBB+	3.200% due 10/1/22	$123,051
10,000	BBB+	3.050% due 9/22/26	10,285
10,000	BBB-	Avnet Inc., Senior Unsecured Notes, 4.625% due 4/15/26	10,910
58,000	BBB-	Trimble Inc., Senior Unsecured Notes, 4.150% due 6/15/23	60,877
20,000	A-	Tyco Electronics Group SA, Company Guaranteed Notes, 3.450% due 8/1/24	21,049

		Total Electronics	226,172

Engineering & Construction — 0.0%
200,000	A-	Vinci SA, Senior Unsecured Notes, 3.750% due 4/10/29(a)	221,620

Entertainment — 0.0%
360,000	B+	Churchill Downs Inc., Company Guaranteed Notes, 4.750% due 1/15/28(a)	372,600

Environmental Control — 0.1%
289,000	BB+	Clean Harbors Inc., Senior Unsecured Notes, 5.125% due 7/15/29(a)	308,508
		Republic Services Inc., Senior Unsecured Notes:
130,000	BBB+	2.500% due 8/15/24	132,240
45,000	BBB+	3.200% due 3/15/25	47,203
20,000	BBB+	2.900% due 7/1/26	20,811
260,000	BBB+	3.375% due 11/15/27	278,820
		Waste Management Inc., Company Guaranteed Notes:
40,000	A-	4.600% due 3/1/21	41,252
100,000	A-	3.500% due 5/15/24	106,164
50,000	A-	3.125% due 3/1/25	52,570
110,000	A-	3.200% due 6/15/26	117,200
110,000	A-	3.450% due 6/15/29	120,417
105,000	A-	4.000% due 7/15/39	121,448
245,000	A-	4.150% due 7/15/49	292,029

		Total Environmental Control	1,638,662

Food — 0.6%
395,000	BBB-	Campbell Soup Co., Senior Unsecured Notes, 3.300% due 3/15/21	400,667
179,000	BBB-	Conagra Brands Inc., Senior Unsecured Notes, 5.300% due 11/1/38	209,945
1,130,000	BBB+	Danone SA, Senior Unsecured Notes, 2.077% due 11/2/21(a)	1,127,600
165,000	BBB-	Kraft Foods Group Inc., Company Guaranteed Notes, 5.000% due 6/4/42	170,496
		Kraft Heinz Foods Co.:
		Company Guaranteed Notes:
250,000	BBB-	5.375% due 2/10/20	253,015
80,000	BBB-	3.950% due 7/15/25	83,063
460,000	BBB-	3.000% due 6/1/26	452,714
50,000	BBB-	5.000% due 7/15/35	53,570
145,000	BBB-	5.200% due 7/15/45	153,174
925,000	BBB-	4.375% due 6/1/46	890,146
56,000	BBB-	Secured Notes, 4.875% due 2/15/25(a)	57,794
530,000	BBB	Kroger Co. (The), Senior Unsecured Notes, 5.400% due 1/15/49	633,339
		Mars Inc., Company Guaranteed Notes:
110,000	A	2.700% due 4/1/25(a)	113,828
350,000	A	3.200% due 4/1/30(a)	373,688
500,000	BBB	Mondelez International Holdings Netherlands BV, Company Guaranteed Notes, 2.000% due 10/28/21(a)	498,707
34,000	BB-	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.875% due 9/30/27(a)	36,763
100,000	B+	Post Holdings Inc., Company Guaranteed Notes, 5.625% due 1/15/28(a)	106,875
200,000	AA-	Seven & i Holdings Co., Ltd., Senior Unsecured Notes, 3.350% due 9/17/21(a)	204,878
85,000	BBB+	Sysco Corp., Company Guaranteed Notes, 3.550% due 3/15/25	90,668

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Food — 0.6% — (continued)
		Tyson Foods Inc., Senior Unsecured Notes:
$305,000	BBB	3.900% due 9/28/23	$324,657
400,000	BBB	4.000% due 3/1/26	436,240
35,000	BBB	4.550% due 6/2/47	40,356
25,000	BBB	5.100% due 9/28/48	31,176
140,000	A	WM Wrigley Jr Co., Senior Unsecured Notes, 2.900% due 10/21/19(a)	140,061

		Total Food	6,883,420

Forest Products & Paper — 0.0%
		Georgia-Pacific LLC:
19,000	A+	Company Guaranteed Notes, 5.400% due 11/1/20(a)	19,705
		Senior Unsecured Notes:
55,000	A+	3.734% due 7/15/23(a)	58,220
140,000	A+	3.600% due 3/1/25(a)	149,160
		International Paper Co., Senior Unsecured Notes:
10,000	BBB	7.300% due 11/15/39	13,995
85,000	BBB	4.350% due 8/15/48	90,142
140,000	B+	Resolute Forest Products Inc., Company Guaranteed Notes, 5.875% due 5/15/23(h)	140,000

		Total Forest Products & Paper	471,222

Gas — 0.1%
50,000	A	Atmos Energy Corp., Senior Unsecured Notes, 4.125% due 3/15/49	60,401
		Dominion Energy Gas Holdings LLC, Senior Unsecured Notes:
25,000	BBB+	4.800% due 11/1/43	30,849
35,000	BBB+	4.600% due 12/15/44	42,498
		NiSource Inc., Senior Unsecured Notes:
400,000	BBB+	2.650% due 11/17/22	406,091
140,000	BBB+	3.490% due 5/15/27	148,559
250,000	A-	Southern Co. Gas Capital Corp., Company Guaranteed Notes, 4.400% due 5/30/47	285,325

		Total Gas	973,723

Healthcare — Products — 0.3%
		Abbott Laboratories, Senior Unsecured Notes:
151,000	BBB+	3.400% due 11/30/23	159,208
190,000	BBB+	2.950% due 3/15/25	197,875
146,000	BBB+	3.750% due 11/30/26	160,748
70,000	BBB+	4.750% due 11/30/36	87,837
150,000	BBB+	4.900% due 11/30/46	200,723
		Becton Dickinson & Co., Senior Unsecured Notes:
265,000	BBB	2.404% due 6/5/20	265,337
500,000	BBB	2.894% due 6/6/22	508,424
995,000	BBB	3.363% due 6/6/24	1,039,174
61,000	BBB	3.734% due 12/15/24	64,944
47,000	BBB	4.685% due 12/15/44	55,966
100,000	BB-	Hologic Inc., Company Guaranteed Notes, 4.625% due 2/1/28(a)	103,875
		Medtronic Inc., Company Guaranteed Notes:
89,000	A	3.500% due 3/15/25	96,119
65,000	A	4.375% due 3/15/35	79,093
13,000	WR(b)	St Jude Medical LLC, Senior Unsecured Notes, 4.750% due 4/15/43	13,378
		Thermo Fisher Scientific Inc., Senior Unsecured Notes:
45,000	BBB+	3.150% due 1/15/23	46,387
205,000	BBB+	3.000% due 4/15/23	210,994
60,000	BBB+	4.150% due 2/1/24	64,580
20,000	BBB+	2.950% due 9/19/26	20,695
80,000	BBB+	3.200% due 8/15/27	84,280
500,000	BBB	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 2.700% due 4/1/20	501,128

		Total Healthcare — Products	3,960,765

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 1.0%
		Aetna Inc., Senior Unsecured Notes:
$40,000	BBB	2.800% due 6/15/23	$40,660
55,000	BBB	4.125% due 11/15/42	57,022
10,000	BBB	3.875% due 8/15/47	10,088
		Anthem Inc., Senior Unsecured Notes:
450,000	A	3.125% due 5/15/22	461,123
135,000	A	2.950% due 12/1/22	138,200
1,125,000	A	3.650% due 12/1/27	1,195,295
160,000	B+	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 4.875% due 1/15/26(a)	163,200
		Centene Corp., Senior Unsecured Notes:
929,000	BB+	5.625% due 2/15/21	942,935
140,000	BB+	4.750% due 5/15/22	143,993
90,000	BB+	6.125% due 2/15/24	94,432
20,000	BB+	5.375% due 6/1/26(a)	21,431
		CHS/Community Health Systems Inc., Senior Secured Notes:
26,000	B-	8.625% due 1/15/24(a)	26,065
59,000	B-	8.000% due 3/15/26(a)	56,788
		Cigna Holding Co., Company Guaranteed Notes:
125,000	A-	3.250% due 4/15/25	129,364
20,000	A-	3.050% due 10/15/27	20,439
30,000	BBB+	CommonSpirit Health, Secured Notes, 4.350% due 11/1/42	32,747
20,000	BBB	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 5.750% due 2/15/21(a)	20,874
		HCA Inc.:
		Company Guaranteed Notes:
100,000	BB-	7.500% due 2/15/22	112,231
40,000	BB-	5.375% due 9/1/26	44,700
20,000	BB-	5.625% due 9/1/28	22,806
309,000	BB-	5.875% due 2/1/29	356,122
		Senior Secured Notes:
100,000	BBB-	4.750% due 5/1/23	107,578
248,000	BBB-	5.000% due 3/15/24	271,131
239,000	BBB-	5.250% due 4/15/25	267,665
170,000	BBB-	5.250% due 6/15/26	192,110
175,000	BBB-	4.500% due 2/15/27	189,973
105,000	BBB-	4.125% due 6/15/29	111,940
160,000	BBB-	5.500% due 6/15/47	184,055
470,000	BBB-	5.250% due 6/15/49	526,764
		Humana Inc., Senior Unsecured Notes:
360,000	BBB+	2.500% due 12/15/20	360,755
280,000	BBB+	3.150% due 12/1/22	287,503
30,000	BBB+	3.950% due 3/15/27	32,125
70,000	BBB+	4.625% due 12/1/42	80,474
40,000	BBB+	4.950% due 10/1/44	47,696
500,000	BBB+	3.950% due 8/15/49	524,165
500,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 3.150% due 5/1/27	534,527
255,000	BB-	Molina Healthcare Inc., Senior Unsecured Notes, 5.375% due 11/15/22	273,498
		Tenet Healthcare Corp., Senior Secured Notes:
225,000	BB-	4.750% due 6/1/20	228,937
245,000	BB-	4.500% due 4/1/21	253,697
256,000	BB-	4.375% due 10/1/21	267,136
24,000	BB-	4.625% due 7/15/24	24,780
		UnitedHealth Group Inc., Senior Unsecured Notes:
120,000	A+	2.700% due 7/15/20	120,808
460,000	A+	3.375% due 11/15/21	472,339
80,000	A+	2.875% due 12/15/21	81,647

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 1.0% — (continued)
$390,000	A+	3.750% due 7/15/25	$424,564
160,000	A+	3.450% due 1/15/27	172,181
500,000	A+	3.850% due 6/15/28	556,769
50,000	A+	3.875% due 12/15/28	56,164
145,000	A+	3.500% due 8/15/39	155,042
155,000	A+	3.950% due 10/15/42	173,042
22,000	A+	4.250% due 3/15/43	25,502
190,000	A+	4.750% due 7/15/45	237,494
70,000	A+	3.750% due 10/15/47	76,705
120,000	A+	3.700% due 8/15/49	131,944
90,000	A+	3.875% due 8/15/59	99,903
		WellCare Health Plans Inc., Senior Unsecured Notes:
41,000	BB	5.250% due 4/1/25	43,083
104,000	BB	5.375% due 8/15/26(a)	111,150

		Total Healthcare — Services	11,795,361

Home Builders — 0.0%
		Lennar Corp., Company Guaranteed Notes:
10,000	BB+	5.000% due 6/15/27	10,762
150,000	BB+	4.750% due 11/29/27	163,875
50,000	BB+	Toll Brothers Finance Corp., Company Guaranteed Notes, 4.375% due 4/15/23	52,375

		Total Home Builders	227,012

Household Products/Wares — 0.0%
45,000	A-	Clorox Co. (The), Senior Unsecured Notes, 3.900% due 5/15/28	50,522
90,000	B+	Spectrum Brands Inc., Company Guaranteed Notes, 5.750% due 7/15/25	94,050

		Total Household Products/Wares	144,572

Housewares — 0.0%
		Newell Brands Inc., Senior Unsecured Notes:
60,000	BBB-	3.850% due 4/1/23	61,810
80,000	BBB-	4.200% due 4/1/26	83,065

		Total Housewares	144,875

Insurance — 0.6%
10,000	BBB+	American International Group Inc., Senior Unsecured Notes, 4.875% due 6/1/22	10,720
		Aon Corp., Company Guaranteed Notes:
55,000	A-	4.500% due 12/15/28	63,035
56,000	A-	3.750% due 5/2/29	60,796
		Aon PLC, Company Guaranteed Notes:
116,000	A-	4.450% due 5/24/43	129,554
54,000	A-	4.600% due 6/14/44	63,380
80,000	A-	4.750% due 5/15/45	96,889
255,000	BBB+	AXA Equitable Holdings Inc., Senior Unsecured Notes, 3.900% due 4/20/23	267,964
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
400,000	AA	4.400% due 5/15/42	488,541
350,000	AA	4.250% due 1/15/49	425,436
30,000	AA	Berkshire Hathaway Inc., Senior Unsecured Notes, 3.125% due 3/15/26	31,822
40,000	BBB+	Brighthouse Financial Inc., Senior Unsecured Notes, 4.700% due 6/22/47	36,076
		Chubb INA Holdings Inc., Company Guaranteed Notes:
60,000	A	2.300% due 11/3/20	60,246
70,000	A	3.350% due 5/3/26	75,152
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	143,405
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(c)	1,115,976
44,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	49,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Insurance — 0.6% — (continued)
$20,000	A	Loews Corp., Senior Unsecured Notes, 4.125% due 5/15/43	$22,512
		Marsh & McLennan Cos., Inc., Senior Unsecured Notes:
190,000	A-	2.750% due 1/30/22	193,176
381,000	A-	3.500% due 6/3/24	402,520
105,000	A-	4.350% due 1/30/47	125,511
75,000	A-	4.200% due 3/1/48	87,922
		MetLife Inc.:
620,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	724,411
95,000	A-	Senior Unsecured Notes, 3.000% due 3/1/25	99,124
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 4.700% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(c)	850,038
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
24,000	AA-	6.850% due 12/16/39(a)	36,251
320,000	AA-	4.900% due 9/15/44(a)	403,147
55,000	BBB	Trinity Acquisition PLC, Company Guaranteed Notes, 4.400% due 3/15/26	60,295
340,000	BBB	Willis North America Inc., Company Guaranteed Notes, 4.500% due 9/15/28	382,663

		Total Insurance	6,506,249

Internet — 0.1%
		Amazon.com Inc., Senior Unsecured Notes:
130,000	AA-	3.150% due 8/22/27	139,789
109,000	AA-	3.875% due 8/22/37	127,344
160,000	AA-	4.950% due 12/5/44	214,865
102,000	AA-	4.050% due 8/22/47	125,311
5,000	AA-	4.250% due 8/22/57	6,377
35,000	BBB+	eBay Inc., Senior Unsecured Notes, 4.000% due 7/15/42	34,707
40,000	BBB	Expedia Group Inc., Company Guaranteed Notes, 4.500% due 8/15/24	43,683
407,000	A+	Tencent Holdings Ltd., Senior Unsecured Notes, 2.985% due 1/19/23(a)	415,758

		Total Internet	1,107,834

Investment Companies — 0.0%
470,000	BBB-	Ares Capital Corp., Senior Unsecured Notes, 4.250% due 3/1/25	487,359

Iron/Steel — 0.1%
		ArcelorMittal, Senior Unsecured Notes:
505,000	BBB-	4.550% due 3/11/26	529,709
30,000	BBB-	7.000% due 10/15/39	35,947
125,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	157,031

		Total Iron/Steel	722,687

Leisure Time — 0.0%
110,000	BB	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	113,300

Lodging — 0.1%
10,000	BB+	Hilton Domestic Operating Co., Inc., Company Guaranteed Notes, 5.125% due 5/1/26	10,580
		Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes:
10,000	BB+	4.625% due 4/1/25	10,350
60,000	BB+	4.875% due 4/1/27	63,375
590,000	BBB-	Las Vegas Sands Corp., Senior Unsecured Notes, 3.200% due 8/8/24	602,697
650,000	BBB-	Sands China Ltd., Senior Unsecured Notes, 5.125% due 8/8/25	721,565

		Total Lodging	1,408,567

Machinery — Diversified — 0.0%
20,000	BBB	CNH Industrial NV, Senior Unsecured Notes, 3.850% due 11/15/27	20,828
20,000	BBB	Crane Co., Senior Unsecured Notes, 4.200% due 3/15/48	21,286
70,000	A	John Deere Capital Corp., Senior Unsecured Notes, 1.700% due 1/15/20	69,907
320,000	BBB-	nVent Finance Sarl, Company Guaranteed Notes, 3.950% due 4/15/23	327,665

		Total Machinery — Diversified	439,686

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Machinery — Construction & Mining — 0.0%
$20,000	A	ABB Finance USA Inc., Company Guaranteed Notes, 4.375% due 5/8/42	$25,136

Media — 1.3%
		CBS Corp., Company Guaranteed Notes:
30,000	BBB	3.375% due 3/1/22	30,828
350,000	BBB	3.700% due 6/1/28	371,107
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
10,000	BB	5.250% due 9/30/22	10,119
130,000	BB	5.125% due 5/1/27(a)	137,799
228,000	BB	5.375% due 6/1/29(a)	244,245
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
50,000	BBB-	3.579% due 7/23/20	50,483
415,000	BBB-	4.464% due 7/23/22	438,080
120,000	BBB-	4.500% due 2/1/24	129,112
205,000	BBB-	4.908% due 7/23/25	226,700
210,000	BBB-	3.750% due 2/15/28	217,217
399,000	BBB-	4.200% due 3/15/28	424,913
645,000	BBB-	5.050% due 3/30/29	729,562
143,000	BBB-	6.384% due 10/23/35	174,756
50,000	BBB-	5.375% due 4/1/38	56,470
610,000	BBB-	6.484% due 10/23/45	755,122
510,000	BBB-	5.750% due 4/1/48	594,782
160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	196,954
		Comcast Corp., Company Guaranteed Notes:
320,000	A-	3.300% due 10/1/20	324,707
300,000	A-	3.950% due 10/15/25	329,083
67,000	A-	2.350% due 1/15/27	67,367
55,000	A-	3.300% due 2/1/27	58,588
75,000	A-	3.150% due 2/15/28	79,070
915,000	A-	4.150% due 10/15/28	1,039,120
290,000	A-	4.250% due 10/15/30	336,922
30,000	A-	6.500% due 11/15/35	42,569
100,000	A-	3.200% due 7/15/36	104,016
80,000	A-	6.950% due 8/15/37	119,263
50,000	A-	3.900% due 3/1/38	56,134
307,000	A-	3.400% due 7/15/46	319,904
253,000	A-	3.969% due 11/1/47	285,787
1,040,000	A-	4.700% due 10/15/48	1,304,970
23,000	A-	3.999% due 11/1/49	26,051
39,000	A-	4.049% due 11/1/52	44,682
85,000	A-	4.950% due 10/15/58	110,876
		Cox Communications Inc., Senior Unsecured Notes:
40,000	BBB	3.250% due 12/15/22(a)	41,137
227,000	BBB	3.150% due 8/15/24(a)	234,042
18,000	BBB	3.350% due 9/15/26(a)	18,723
		CSC Holdings LLC, Company Guaranteed Notes:
400,000	BB	6.625% due 10/15/25(a)	429,232
200,000	BB	5.500% due 5/15/26(a)	212,000
		Discovery Communications LLC, Company Guaranteed Notes:
35,000	BBB-	2.200% due 9/20/19	34,995
85,000	BBB-	5.000% due 9/20/37	93,898
66,000	BBB-	4.875% due 4/1/43	70,340

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Media — 1.3% — (continued)
		DISH DBS Corp., Company Guaranteed Notes:
$20,000	B-	5.125% due 5/1/20	$20,275
10,000	B-	5.875% due 11/15/24	9,551
50,000	B-	7.750% due 7/1/26	49,250
		Fox Corp., Senior Unsecured Notes:
355,000	BBB	4.030% due 1/25/24(a)	380,785
180,000	BBB	4.709% due 1/25/29(a)	208,499
240,000	BBB	5.476% due 1/25/39(a)	300,935
30,000	BBB	Historic TW Inc., Company Guaranteed Notes, 6.625% due 5/15/29	38,516
370,000	BBB-	Myriad International Holdings BV, Company Guaranteed Notes, 4.850% due 7/6/27(a)	420,908
		NBCUniversal Media LLC, Company Guaranteed Notes:
40,000	A-	5.150% due 4/30/20	40,786
180,000	A-	5.950% due 4/1/41	250,783
115,000	BB	Sirius XM Radio Inc., Company Guaranteed Notes, 3.875% due 8/1/22(a)	117,588
		Time Warner Cable LLC, Senior Secured Notes:
385,000	BBB-	4.000% due 9/1/21	394,894
230,000	BBB-	7.300% due 7/1/38	295,373
20,000	BBB-	5.875% due 11/15/40	22,803
490,000	BBB-	5.500% due 9/1/41	535,927
		Time Warner Entertainment Co. LP, Senior Secured Notes:
70,000	BBB-	8.375% due 3/15/23	83,154
240,000	BBB-	8.375% due 7/15/33	336,880
200,000	BB	UPCB Finance IV Ltd., Senior Secured Notes, 5.375% due 1/15/25(a)	206,850
		Viacom Inc., Senior Unsecured Notes:
40,000	BBB-	4.250% due 9/1/23	42,725
10,000	BBB-	3.875% due 4/1/24	10,569
80,000	BBB-	4.375% due 3/15/43	84,996
200,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.250% due 1/15/26(a)	205,750
		Walt Disney Co. (The), Company Guaranteed Notes:
30,000	A	4.500% due 2/15/21(a)	31,104
70,000	A	6.200% due 12/15/34(a)	99,265
45,000	A	6.400% due 12/15/35(a)	65,228
100,000	A	6.150% due 3/1/37(a)	143,539
30,000	A	6.650% due 11/15/37(a)	45,414
10,000	A	6.900% due 8/15/39(a)	15,595
		Warner Media LLC, Company Guaranteed Notes:
234,000	BBB	3.875% due 1/15/26	249,515
165,000	BBB	3.800% due 2/15/27	173,484
45,000	BBB	7.625% due 4/15/31	62,759
50,000	BBB	5.350% due 12/15/43	56,727

		Total Media	15,572,152

Mining — 0.4%
		Anglo American Capital PLC, Company Guaranteed Notes:
560,000	BBB	3.625% due 9/11/24(a)	578,201
470,000	BBB	4.750% due 4/10/27(a)	508,548
40,000	BBB	Barrick Gold Corp., Senior Unsecured Notes, 5.250% due 4/1/42	49,881
		Barrick North America Finance LLC, Company Guaranteed Notes:
70,000	BBB	5.700% due 5/30/41	90,741
190,000	BBB	5.750% due 5/1/43	255,903
		BHP Billsiton Finance USA Ltd., Company Guaranteed Notes:
150,000	A	5.000% due 9/30/43	198,435
310,000	BBB+	6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(c)	363,543
		Freeport-McMoRan Inc., Company Guaranteed Notes:
30,000	BB	3.550% due 3/1/22	30,150
10,000	BB	3.875% due 3/15/23	10,129

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Mining — 0.4% — (continued)
$10,000	BB	4.550% due 11/14/24	$10,123
50,000	BB	5.450% due 3/15/43	45,875
		Glencore Funding LLC, Company Guaranteed Notes:
40,000	BBB+	2.875% due 4/16/20(a)	40,103
950,000	BBB+	4.125% due 3/12/24(a)	1,000,758
210,000	BBB+	4.625% due 4/29/24(a)	222,905
270,000	BBB+	4.000% due 3/27/27(a)	279,319
200,000	Baa2(b)	Indonesia Asahan Aluminium Persero PT, Senior Unsecured Notes, 6.530% due 11/15/28(a)	248,536
50,000	BBB	Newmont Goldcorp Corp., Company Guaranteed Notes, 4.875% due 3/15/42	60,309
760,000	BBB+	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	879,790
		Teck Resources Ltd., Senior Unsecured Notes:
10,000	BBB-	6.000% due 8/15/40	11,062
45,000	BBB-	6.250% due 7/15/41	50,861
90,000	BB+	Yamana Gold Inc., Company Guaranteed Notes, 4.625% due 12/15/27	95,699

		Total Mining	5,030,871

Miscellaneous Manufacturers — 0.4%
150,000	AA-	3M Co., Senior Unsecured Notes, 2.375% due 8/26/29	150,246
		Eaton Corp., Company Guaranteed Notes:
386,000	A-	2.750% due 11/2/22	393,938
185,000	A-	4.150% due 11/2/42	210,036
		General Electric Co.:
		Senior Unsecured Notes:
20,000	BBB+	5.500% due 1/8/20	20,177
250,000	BBB+	4.625% due 1/7/21	255,718
72,000	BBB+	4.650% due 10/17/21	74,594
390,000	BBB+	6.750% due 3/15/32	478,512
1,025,000	BBB+	2.638% (3-Month USD-LIBOR + 0.480%) due 8/15/36(c)	723,861
162,000	BBB+	6.150% due 8/7/37	191,889
230,000	BBB+	5.875% due 1/14/38	265,963
658,000	BBB+	6.875% due 1/10/39	839,598
70,000	BBB+	4.500% due 3/11/44	70,856
141,000	BBB	Subordinated Notes, 5.300% due 2/11/21	144,828
75,000	BBB	Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed Notes, 3.500% due 3/21/26	78,692
		Textron Inc., Senior Unsecured Notes:
70,000	BBB	3.650% due 3/15/27	73,888
140,000	BBB	3.900% due 9/17/29	151,092

		Total Miscellaneous Manufacturers	4,123,888

Oil & Gas — 1.9%
140,000	BBB	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	186,569
		Anadarko Petroleum Corp., Senior Unsecured Notes:
56,000	BBB	4.850% due 3/15/21	57,906
760,000	BBB	5.550% due 3/15/26	861,293
40,000	BBB	6.450% due 9/15/36	50,397
150,000	BBB	4.500% due 7/15/44	154,654
40,000	BBB	6.600% due 3/15/46	52,991
130,000	BBB	7.730% due 9/15/96	177,943
60,000	BB	Antero Resources Corp., Company Guaranteed Notes, 5.375% due 11/1/21	58,350
		Apache Corp., Senior Unsecured Notes:
181,000	BBB	3.250% due 4/15/22	184,397
690,000	BBB	4.375% due 10/15/28	708,395
280,000	BBB	5.100% due 9/1/40	283,705
60,000	BBB	4.250% due 1/15/44	54,541

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 1.9% — (continued)
		BP Capital Markets America Inc., Company Guaranteed Notes:
$110,000	A-	3.245% due 5/6/22	$113,608
230,000	A-	3.216% due 11/28/23	240,006
470,000	A-	3.410% due 2/11/26	501,003
90,000	A-	4.234% due 11/6/28	102,606
		BP Capital Markets PLC, Company Guaranteed Notes:
270,000	A-	3.814% due 2/10/24	289,217
30,000	A-	3.535% due 11/4/24	32,034
270,000	A-	3.506% due 3/17/25	288,058
94,000	BBB+	Canadian Natural Resources Ltd., Senior Unsecured Notes, 3.850% due 6/1/27	99,833
28,000	BB-	Centennial Resource Production LLC, Company Guaranteed Notes, 5.375% due 1/15/26(a)	26,810
		Chesapeake Energy Corp., Company Guaranteed Notes:
10,000	B+	6.625% due 8/15/20	10,025
30,000	B+	6.125% due 2/15/21	28,350
230,000	AA	Chevron Corp., Senior Unsecured Notes, 2.954% due 5/16/26	243,403
		Cimarex Energy Co., Senior Unsecured Notes:
87,000	BBB-	4.375% due 6/1/24	91,788
486,000	BBB-	3.900% due 5/15/27	497,587
530,000	A+	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	557,427
		Concho Resources Inc., Company Guaranteed Notes:
20,000	BBB-	4.375% due 1/15/25	20,748
100,000	BBB-	3.750% due 10/1/27	104,156
550,000	BBB-	4.300% due 8/15/28	599,002
		Continental Resources Inc., Company Guaranteed Notes:
78,000	BBB-	4.500% due 4/15/23	80,823
950,000	BBB-	3.800% due 6/1/24	964,532
30,000	BBB-	4.375% due 1/15/28	30,815
		Devon Energy Corp., Senior Unsecured Notes:
480,000	BBB	5.850% due 12/15/25	575,284
235,000	BBB	5.600% due 7/15/41	289,963
10,000	BBB	4.750% due 5/15/42	11,123
50,000	BB+	Diamondback Energy Inc., Company Guaranteed Notes, 5.375% due 5/31/25	52,625
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BBB-	4.125% due 1/16/25	99,869
750,000	BBB-	5.875% due 5/28/45	884,070
29,000	BB-	Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes, 5.750% due 1/30/28(a)	30,522
150,000	A-	EOG Resources Inc., Senior Unsecured Notes, 3.900% due 4/1/35	168,818
		Exxon Mobil Corp., Senior Unsecured Notes:
380,000	AA+	3.043% due 3/1/26	403,778
70,000	AA+	4.114% due 3/1/46	85,061
100,000	AA+	3.095% due 8/16/49	103,925
		Kerr-McGee Corp., Company Guaranteed Notes:
200,000	BBB	6.950% due 7/1/24	236,647
75,000	BBB	7.875% due 9/15/31	103,426
210,000	BBB	Marathon Oil Corp., Senior Unsecured Notes, 2.700% due 6/1/20	210,497
		Marathon Petroleum Corp., Senior Unsecured Notes:
55,000	BBB	4.750% due 12/15/23	59,961
40,000	BBB	6.500% due 3/1/41	50,949
90,000	BB-	Matador Resources Co., Company Guaranteed Notes, 5.875% due 9/15/26	87,637
		Noble Energy Inc., Senior Unsecured Notes:
60,000	BBB	4.150% due 12/15/21	61,979
120,000	BBB	3.850% due 1/15/28	125,256
110,000	BBB	5.250% due 11/15/43	124,849
60,000	BBB	4.950% due 8/15/47	66,828

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 1.9% — (continued)
		Oasis Petroleum Inc., Company Guaranteed Notes:
$30,000	BB-	6.875% due 3/15/22	$28,050
29,000	BB-	6.875% due 1/15/23	26,390
		Occidental Petroleum Corp., Senior Unsecured Notes:
438,000	BBB	2.600% due 8/13/21	441,060
100,000	BBB	3.125% due 2/15/22	101,517
468,000	BBB	2.700% due 8/15/22	472,556
225,000	BBB	2.900% due 8/15/24	227,277
90,000	BBB	3.400% due 4/15/26	91,477
215,000	BBB	3.500% due 8/15/29	219,135
90,000	BBB	4.625% due 6/15/45	95,200
57,000	BBB	4.400% due 4/15/46	58,279
30,000	BBB	4.100% due 2/15/47	29,830
560,000	BBB	4.200% due 3/15/48	565,946
75,000	BB-	Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes, 5.375% due 1/15/25(a)	76,875
		Petrobras Global Finance BV, Company Guaranteed Notes:
1,358,000	BB-	5.299% due 1/27/25	1,471,665
360,000	BB-	5.750% due 2/1/29	390,780
		Petroleos Mexicanos, Company Guaranteed Notes:
255,000	BBB+	6.000% due 3/5/20	258,310
610,000	BBB+	3.500% due 1/30/23	594,140
1,065,000	BBB+	6.500% due 3/13/27	1,095,885
140,000	BBB+	5.350% due 2/12/28	132,930
755,000	BBB+	6.500% due 1/23/29	769,262
19,000	BBB+	6.625% due 6/15/35	18,572
35,000	BBB+	6.500% due 6/2/41	32,823
1,170,000	BBB+	6.750% due 9/21/47	1,117,350
40,000	BB-	QEP Resources Inc., Senior Unsecured Notes, 6.875% due 3/1/21	39,900
		Range Resources Corp., Company Guaranteed Notes:
20,000	BB	5.875% due 7/1/22	19,250
110,000	BB	5.000% due 3/15/23	97,625
267,000	BB	4.875% due 5/15/25	220,275
		Shell International Finance BV, Company Guaranteed Notes:
180,000	AA-	4.375% due 3/25/20	182,331
500,000	AA-	3.250% due 5/11/25	531,896
260,000	AA-	2.875% due 5/10/26	272,593
300,000	AA-	3.875% due 11/13/28	340,674
145,000	AA-	4.125% due 5/11/35	169,561
114,000	AA-	4.550% due 8/12/43	141,453
220,000	AA-	4.375% due 5/11/45	269,844
40,000	AA-	4.000% due 5/10/46	47,058
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	435,125
		Suncor Energy Inc., Senior Unsecured Notes:
5,000	A-	5.950% due 5/15/35	6,519
58,000	A-	6.800% due 5/15/38	82,944
113,030	B+	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	115,166
140,000	B+	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(a)	146,475
50,000	BB-	Whiting Petroleum Corp., Company Guaranteed Notes, 5.750% due 3/15/21	46,947

		Total Oil & Gas	23,066,984

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas Services — 0.1%
		Halliburton Co., Senior Unsecured Notes:
$220,000	A-	3.800% due 11/15/25	$233,380
20,000	A-	4.850% due 11/15/35	22,600
50,000	A-	5.000% due 11/15/45	56,062
		Schlumberger Holdings Corp., Senior Unsecured Notes:
120,000	A+	4.000% due 12/21/25(a)	128,903
171,000	A+	3.900% due 5/17/28(a)	182,024
20,000	A+	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(a)	20,434
93,750	B+	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(a)	96,328

		Total Oil & Gas Services	739,731

Packaging & Containers — 0.2%
500,000	BBB	Amcor Finance USA Inc., Company Guaranteed Notes, 4.500% due 5/15/28(a)	549,978
130,000	BB+	Ball Corp., Company Guaranteed Notes, 4.000% due 11/15/23	137,638
80,000	BBB-	Berry Global Inc, Senior Secured Notes, 4.875% due 7/15/26(a)	84,200
24,000	BB	OI European Group BV, Company Guaranteed Notes, 4.000% due 3/15/23(a)	24,240
411,871	B+	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes, 5.750% due 10/15/20	413,415
235,000	BB+	Sealed Air Corp., Company Guaranteed Notes, 5.500% due 9/15/25(a)	255,563
175,000	BB-	Silgan Holdings Inc., Senior Unsecured Notes, 4.750% due 3/15/25	180,486
		WestRock RKT LLC, Company Guaranteed Notes:
39,000	BBB	4.900% due 3/1/22	41,377
20,000	BBB	4.000% due 3/1/23	21,019
280,000	BBB	WRKCo Inc., Company Guaranteed Notes, 4.900% due 3/15/29	320,025

		Total Packaging & Containers	2,027,941

Pharmaceuticals — 1.7%
		AbbVie Inc., Senior Unsecured Notes:
60,000	A-	3.375% due 11/14/21	61,554
100,000	A-	3.600% due 5/14/25	104,341
240,000	A-	4.500% due 5/14/35	262,020
15,000	A-	4.300% due 5/14/36	16,020
889,000	A-	4.400% due 11/6/42	942,960
385,000	BBB	Allergan Finance LLC, Company Guaranteed Notes, 3.250% due 10/1/22	393,919
		Allergan Funding SCS, Company Guaranteed Notes:
155,000	BBB	3.450% due 3/15/22	159,264
15,000	BBB	3.850% due 6/15/24	15,831
288,000	BBB	3.800% due 3/15/25	302,715
255,000	BBB	4.550% due 3/15/35	274,676
150,000	BBB	4.750% due 3/15/45	163,946
280,000	BBB	Allergan Inc., Company Guaranteed Notes, 2.800% due 3/15/23	282,517
		AstraZeneca PLC, Senior Unsecured Notes:
40,000	BBB+	2.375% due 6/12/22	40,332
200,000	BBB+	3.375% due 11/16/25	212,241
60,000	B-	Bausch Health Americas Inc., Company Guaranteed Notes, 9.250% due 4/1/26(a)	68,100
		Bausch Health Cos., Inc.:
17,000	B-	Company Guaranteed Notes, 5.500% due 3/1/23(a)	17,234
100,000	BB-	Senior Secured Notes, 5.500% due 11/1/25(a)	105,248
		Bayer US Finance II LLC, Company Guaranteed Notes:
560,000	BBB	4.375% due 12/15/28(a)	611,972
140,000	BBB	4.400% due 7/15/44(a)	145,236
55,000	BBB	3.950% due 4/15/45(a)	53,441
100,000	BBB	4.875% due 6/25/48(a)	112,578
		Bayer US Finance LLC, Company Guaranteed Notes:
200,000	BBB	3.000% due 10/8/21(a)	202,577
745,000	BBB	3.375% due 10/8/24(a)	769,060

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.7% — (continued)
		Bristol-Myers Squibb Co., Senior Unsecured Notes:
$190,000	A+	2.600% due 5/16/22(a)	$193,640
370,000	A+	2.900% due 7/26/24(a)	383,785
475,000	A+	3.200% due 6/15/26(a)	502,228
130,000	A+	3.400% due 7/26/29(a)	140,839
100,000	A+	4.125% due 6/15/39(a)	116,760
		Cardinal Health Inc., Senior Unsecured Notes:
20,000	BBB+	4.625% due 12/15/20	20,610
70,000	BBB+	2.616% due 6/15/22	70,469
350,000	BBB+	3.079% due 6/15/24	355,029
		Cigna Corp., Company Guaranteed Notes:
110,000	A-	3.400% due 9/17/21	112,805
410,000	A-	3.750% due 7/15/23	431,247
90,000	A-	4.125% due 11/15/25	97,976
1,220,000	A-	4.375% due 10/15/28	1,364,986
500,000	A-	4.900% due 12/15/48	592,380
		CVS Health Corp., Senior Unsecured Notes:
5,000	BBB	2.800% due 7/20/20	5,026
99,000	BBB	3.350% due 3/9/21	100,975
340,000	BBB	2.750% due 12/1/22	345,364
830,000	BBB	3.700% due 3/9/23	868,014
400,000	BBB	4.100% due 3/25/25	428,461
116,000	BBB	3.875% due 7/20/25	123,121
1,620,000	BBB	4.300% due 3/25/28	1,768,034
440,000	BBB	4.780% due 3/25/38	493,012
105,000	BBB	5.125% due 7/20/45	122,196
2,260,000	BBB	5.050% due 3/25/48	2,636,420
162,880	BBB	CVS Pass-Through Trust, Pass-Thru Certificates, 6.036% due 12/10/28	184,802
		Eli Lilly & Co., Senior Unsecured Notes:
40,000	A+	3.100% due 5/15/27	42,777
40,000	A+	3.875% due 3/15/39	46,598
35,000	A+	4.150% due 3/15/59	41,995
180,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	184,316
		Johnson & Johnson, Senior Unsecured Notes:
400,000	AAA	2.450% due 3/1/26	412,943
30,000	AAA	2.950% due 3/3/27	31,871
110,000	AAA	3.625% due 3/3/37	124,034
90,000	AA	Merck & Co., Inc., Senior Unsecured Notes, 2.750% due 2/10/25	93,734
70,000	BBB-	Mylan Inc., Company Guaranteed Notes, 5.200% due 4/15/48	76,675
		Novartis Capital Corp., Company Guaranteed Notes:
6,000	AA-	3.000% due 11/20/25	6,363
15,000	AA-	3.100% due 5/17/27	16,152
55,000	AA-	Pfizer Inc., Senior Unsecured Notes, 4.125% due 12/15/46	65,925
		Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes:
300,000	BBB+	1.900% due 9/23/19	299,938
295,000	BBB+	2.400% due 9/23/21	296,000
205,000	BBB+	3.200% due 9/23/26	213,349
400,000	BBB+	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 5.000% due 11/26/28(a)	473,728
		Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes:
80,000	BB	3.650% due 11/10/21	76,400
10,000	BB	2.950% due 12/18/22	8,762
90,000	BB	Teva Pharmaceutical Finance IV BV, Company Guaranteed Notes, 3.650% due 11/10/21	85,950
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
360,000	BB	2.200% due 7/21/21	338,400
140,000	BB	2.800% due 7/21/23	118,300

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 1.7% — (continued)
$130,000	AA-	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	$181,509

		Total Pharmaceuticals	20,011,680

Pipelines — 1.5%
70,000	B	Blue Racer Midstream LLC/Blue Racer Finance Corp., Company Guaranteed Notes, 6.125% due 11/15/22(a)	70,700
50,000	BB	Cheniere Corpus Christi Holdings LLC, Senior Secured Notes, 5.125% due 6/30/27	55,375
285,000	BBB	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 8.625% due 1/15/22	324,789
270,000	BBB-	Enbridge Inc., Subordinated Notes, 5.500% (3-Month USD-LIBOR + 3.418%) due 7/15/77(c)	271,180
		Energy Transfer Operating LP, Company Guaranteed Notes:
330,000	BBB-	4.250% due 3/15/23	346,826
20,000	BBB-	5.875% due 1/15/24	22,392
270,000	BBB-	4.500% due 4/15/24	289,617
170,000	BBB-	4.050% due 3/15/25	179,103
178,000	BBB-	4.750% due 1/15/26	194,744
279,000	BBB-	5.500% due 6/1/27	321,095
30,000	BBB-	4.950% due 6/15/28	33,579
90,000	BBB-	5.250% due 4/15/29	103,081
300,000	BBB-	8.250% due 11/15/29	393,509
105,000	BBB-	4.900% due 3/15/35	110,072
180,000	BBB-	6.125% due 12/15/45	214,323
200,000	BBB-	6.000% due 6/15/48	238,803
10,000	BBB-	6.250% due 4/15/49	12,387
		Enterprise Products Operating LLC, Company Guaranteed Notes:
740,000	BBB+	4.150% due 10/16/28	823,825
165,000	BBB+	4.450% due 2/15/43	181,604
110,000	BBB+	4.800% due 2/1/49	129,818
190,000	BBB-	5.250% (3-Month USD-LIBOR + 3.033%) due 8/16/77(c)	187,914
130,000	BBB-	5.375% (3-Month USD-LIBOR + 2.570%) due 2/15/78(c)	126,870
		EQM Midstream Partners LP, Senior Unsecured Notes:
420,000	BBB-	5.500% due 7/15/28	425,724
30,000	BBB-	6.500% due 7/15/48	29,421
		Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
120,000	BBB	6.850% due 2/15/20	122,308
50,000	BBB	3.500% due 3/1/21	50,776
200,000	BBB	4.250% due 9/1/24	215,659
150,000	BBB	6.375% due 3/1/41	188,916
140,000	BBB	5.400% due 9/1/44	161,765
		Kinder Morgan Inc., Company Guaranteed Notes:
290,000	BBB	4.300% due 3/1/28	317,909
50,000	BBB	5.550% due 6/1/45	60,068
35,000	BBB+	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.200% due 10/3/47	37,536
		MPLX LP, Senior Unsecured Notes:
130,000	BBB	4.875% due 12/1/24	142,658
80,000	BBB	4.000% due 2/15/25	84,225
369,000	BBB	4.875% due 6/1/25	407,647
415,000	BBB	4.125% due 3/1/27	437,733
360,000	BBB	4.800% due 2/15/29	400,666
150,000	BBB	4.500% due 4/15/38	154,947
260,000	BBB	4.700% due 4/15/48	268,055
150,000	BBB	5.500% due 2/15/49	172,120
77,000	BBB-	NGPL PipeCo LLC, Senior Unsecured Notes, 4.375% due 8/15/22(a)	79,695
190,000	A	Northern Natural Gas Co., Senior Unsecured Notes, 4.300% due 1/15/49(a)	226,995
210,000	BBB	Northwest Pipeline LLC, Senior Unsecured Notes, 4.000% due 4/1/27	224,069
279,270	BBB	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(a)	354,254

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Pipelines — 1.5% — (continued)
		Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
$15,000	BBB-	3.650% due 6/1/22	$15,422
300,000	BBB-	4.650% due 10/15/25	321,898
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
177,000	BBB-	5.625% due 4/15/20(a)	181,382
300,000	BBB-	4.950% due 7/15/29(a)	306,193
280,000	BBB-	6.875% due 4/15/40(a)	311,024
393,939	BBB-	Ruby Pipeline LLC, Senior Unsecured Notes, 6.000% due 4/1/22(a)	412,022
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
644,000	BBB-	5.750% due 5/15/24	719,507
322,000	BBB-	5.625% due 3/1/25	361,783
110,000	BBB-	5.875% due 6/30/26	126,508
210,000	BBB-	5.000% due 3/15/27	232,063
258,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	369,676
95,000	BBB+	Spectra Energy Partners LP, Company Guaranteed Notes, 3.500% due 3/15/25	99,505
		Sunoco Logistics Partners Operations LP, Company Guaranteed Notes:
75,000	BBB-	6.100% due 2/15/42	87,399
35,000	BBB-	5.350% due 5/15/45	38,186
300,000	BBB-	5.400% due 10/1/47	335,014
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
50,000	BB	4.250% due 11/15/23	50,125
40,000	BB	5.875% due 4/15/26	42,050
50,000	BB	6.500% due 7/15/27(a)	54,375
20,000	BB	6.875% due 1/15/29(a)	22,150
		Texas Eastern Transmission LP, Senior Unsecured Notes:
30,000	BBB+	2.800% due 10/15/22(a)	30,269
106,000	BBB+	3.500% due 1/15/28(a)	111,487
295,000	BBB+	4.150% due 1/15/48(a)	318,311
		TransCanada PipeLines Ltd., Senior Unsecured Notes:
50,000	BBB+	2.500% due 8/1/22	50,437
245,000	BBB+	4.875% due 1/15/26	277,163
105,000	BBB+	4.250% due 5/15/28	117,185
23,000	BBB+	5.850% due 3/15/36	29,244
52,000	BBB+	4.750% due 5/15/38	59,700
82,000	BBB+	6.100% due 6/1/40	108,900
		Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes:
906,000	BBB	7.850% due 2/1/26	1,160,520
270,000	BBB	4.000% due 3/15/28	289,234
340,000	BBB	4.600% due 3/15/48	386,906
140,000	BBB-	Western Midstream Operating LP, Senior Unsecured Notes, 4.000% due 7/1/22	142,684
		Williams Cos., Inc. (The), Senior Unsecured Notes:
70,000	BBB	5.250% due 3/15/20	71,051
30,000	BBB	4.125% due 11/15/20	30,508
336,000	BBB	7.875% due 9/1/21	371,112
100,000	BBB	7.500% due 1/15/31	133,218
260,000	BBB	7.750% due 6/15/31	352,453
116,000	BBB	8.750% due 3/15/32	169,287

		Total Pipelines	17,490,703

Real Estate Investment Trusts (REITs) — 0.7%
103,000	BBB+	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 3.800% due 4/15/26	111,160
600,000	BBB	American Campus Communities Operating Partnership LP, Company Guaranteed Notes, 3.350% due 10/1/20	607,514
80,000	BBB-	American Tower Corp., Senior Unsecured Notes, 3.950% due 3/15/29	87,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate Investment Trusts (REITs) — 0.7% — (continued)
		Boston Properties LP, Senior Unsecured Notes:
$235,000	A-	3.200% due 1/15/25	$244,663
400,000	A-	2.750% due 10/1/26	406,699
464,000	BBB-	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 3.849% due 4/15/23	489,439
		Crown Castle International Corp., Senior Unsecured Notes:
10,000	BBB-	3.400% due 2/15/21	10,153
35,000	BBB-	5.250% due 1/15/23	38,313
15,000	BBB-	3.700% due 6/15/26	15,954
305,000	Baa3(b)	3.100% due 11/15/29	312,188
25,000	BBB-	4.750% due 5/15/47	29,604
50,000	BBB-	5.200% due 2/15/49	63,433
80,000	A-	ERP Operating LP, Senior Unsecured Notes, 4.500% due 7/1/44	98,959
		GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
770,000	BBB-	5.250% due 6/1/25	848,525
575,000	BBB-	5.375% due 4/15/26	632,592
220,000	BBB-	5.300% due 1/15/29	245,472
290,000	BBB-	4.000% due 1/15/30	293,802
		HCP Inc., Senior Unsecured Notes:
261,000	BBB+	4.250% due 11/15/23	280,585
500,000	BBB+	3.400% due 2/1/25	522,279
400,000	BBB	Highwoods Realty LP, Senior Unsecured Notes, 3.200% due 6/15/21	405,332
350,000	BBB	Life Storage LP, Company Guaranteed Notes, 3.875% due 12/15/27	374,675
160,000	BB-	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes, 4.500% due 1/15/28	164,400
160,000	A-	Realty Income Corp., Senior Unsecured Notes, 3.000% due 1/15/27	166,651
400,000	BBB-	Reckson Operating Partnership LP, Company Guaranteed Notes, 7.750% due 3/15/20	410,821
69,000	BB-	SBA Communications Corp., Senior Unsecured Notes, 4.875% due 9/1/24	71,674
400,000	BBB+	Ventas Realty LP, Company Guaranteed Notes, 3.750% due 5/1/24	424,606
695,000	BBB+	Welltower Inc., Senior Unsecured Notes, 4.950% due 1/15/21	716,964

		Total Real Estate Investment Trusts (REITs)	8,073,735

Retail — 0.4%
250,000	BBB	Alimentation Couche-Tard Inc., Company Guaranteed Notes, 3.550% due 7/26/27(a)	263,976
190,000	B	eG Global Finance PLC, Senior Secured Notes, 6.750% due 2/7/25(a)	184,063
		Home Depot Inc. (The), Senior Unsecured Notes:
60,000	A	3.000% due 4/1/26	63,654
10,000	A	2.125% due 9/15/26	10,055
55,000	A	3.900% due 12/6/28	62,736
315,000	A	5.875% due 12/16/36	445,059
85,000	BB	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Company Guaranteed Notes, 5.250% due 6/1/26(a)	90,100
		Lowe’s Cos., Inc., Senior Unsecured Notes:
45,000	BBB+	2.500% due 4/15/26	45,349
85,000	BBB+	3.700% due 4/15/46	86,891
15,000	BBB+	4.050% due 5/3/47	16,318
		McDonald’s Corp., Senior Unsecured Notes:
380,000	BBB+	3.700% due 1/30/26	412,646
340,000	BBB+	3.800% due 4/1/28	376,890
10,000	BBB+	3.700% due 2/15/42	10,598
280,000	BBB+	3.625% due 5/1/43	292,287
30,000	BBB+	4.450% due 3/1/47	35,293
120,000	BBB+	3.625% due 9/1/49	124,703
388,000	CCC	Rite Aid Corp., Company Guaranteed Notes, 6.125% due 4/1/23(a)	314,765

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Retail — 0.4% — (continued)
		Starbucks Corp., Senior Unsecured Notes:
$45,000	BBB+	3.800% due 8/15/25	$48,832
30,000	BBB+	3.750% due 12/1/47	31,590
15,000	BBB+	4.500% due 11/15/48	17,716
55,000	BBB	Walgreen Co., Company Guaranteed Notes, 4.400% due 9/15/42	56,306
		Walgreens Boots Alliance Inc., Senior Unsecured Notes:
95,000	BBB	3.800% due 11/18/24	100,770
855,000	BBB	3.450% due 6/1/26	888,361
110,000	BBB	4.800% due 11/18/44	116,830
		Walmart Inc., Senior Unsecured Notes:
100,000	AA	3.050% due 7/8/26	107,042
290,000	AA	3.700% due 6/26/28	325,873
385,000	AA	3.250% due 7/8/29	422,992
15,000	AA	4.000% due 4/11/43	17,979
73,000	AA	4.300% due 4/22/44	91,457

		Total Retail	5,061,131

Savings & Loans — 0.1%
500,000	BBB+	Nationwide Building Society, Senior Unsecured Notes, 4.363% (3-Month USD-LIBOR + 1.392%) due 8/1/24(a)(c)	525,818

Semiconductors — 0.4%
		Analog Devices Inc., Senior Unsecured Notes:
200,000	BBB	3.500% due 12/5/26	210,945
10,000	BBB	5.300% due 12/15/45	12,812
		Applied Materials Inc., Senior Unsecured Notes:
135,000	A-	3.300% due 4/1/27	145,550
150,000	A-	5.850% due 6/15/41	208,527
75,000	A-	4.350% due 4/1/47	92,019
		Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
675,000	BBB-	2.375% due 1/15/20	674,760
110,000	BBB-	3.125% due 1/15/25	108,706
473,000	BBB-	3.875% due 1/15/27	473,645
		Broadcom Inc., Company Guaranteed Notes:
335,000	BBB-	3.125% due 4/15/21(a)	338,570
255,000	BBB-	3.125% due 10/15/22(a)	258,396
		Intel Corp., Senior Unsecured Notes:
70,000	A+	3.700% due 7/29/25	76,418
30,000	A+	4.100% due 5/19/46	35,739
54,000	A+	3.734% due 12/8/47	61,600
		KLA Corp., Senior Unsecured Notes:
355,000	BBB	4.100% due 3/15/29	393,785
75,000	BBB	5.000% due 3/15/49	92,560
		Lam Research Corp., Senior Unsecured Notes:
54,000	BBB+	2.800% due 6/15/21	54,625
30,000	BBB+	3.800% due 3/15/25	32,140
100,000	BBB+	3.750% due 3/15/26	107,226
80,000	BBB+	4.875% due 3/15/49	98,417
320,000	BBB+	NVIDIA Corp., Senior Unsecured Notes, 3.200% due 9/16/26	336,457
		NXP BV/NXP Funding LLC, Company Guaranteed Notes:
486,000	BBB-	4.125% due 6/1/21(a)	498,937
280,000	BBB-	4.625% due 6/1/23(a)	299,581
100,000	BBB-	NXP BV/NXP Funding LLC/NXP USA Inc., Company Guaranteed Notes, 4.300% due 6/18/29(a)	107,451
		QUALCOMM Inc., Senior Unsecured Notes:
30,000	A-	4.650% due 5/20/35	35,368
79,000	A-	4.800% due 5/20/45	95,465

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Semiconductors — 0.4% — (continued)
$35,000	A+	Texas Instruments Inc., Senior Unsecured Notes, 4.150% due 5/15/48	$43,449

		Total Semiconductors	4,893,148

Shipbuilding — 0.0%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
147,000	BBB	5.000% due 11/15/25(a)	154,423
227,000	BBB	3.483% due 12/1/27	239,667

		Total Shipbuilding	394,090

Software — 0.7%
		Activision Blizzard Inc., Senior Unsecured Notes:
380,000	BBB+	3.400% due 9/15/26	400,924
165,000	BBB+	3.400% due 6/15/27	173,830
		Autodesk Inc., Senior Unsecured Notes:
145,000	BBB	3.125% due 6/15/20	145,760
20,000	BBB	3.500% due 6/15/27	20,961
186,000	B-	Change Healthcare Holdings LLC/Change Healthcare Finance Inc., Senior Unsecured Notes, 5.750% due 3/1/25(a)	187,899
125,000	BBB+	Electronic Arts Inc., Senior Unsecured Notes, 4.800% due 3/1/26	142,627
		Fidelity National Information Services Inc.:
19,000	BBB	Company Guaranteed Notes, 3.500% due 4/15/23	19,822
		Senior Unsecured Notes:
9,000	BBB	3.000% due 8/15/26	9,334
10,000	BBB	4.750% due 5/15/48	12,327
		Fiserv Inc., Senior Unsecured Notes:
35,000	BBB	3.850% due 6/1/25	37,698
390,000	BBB	3.200% due 7/1/26	408,674
155,000	BBB	4.200% due 10/1/28	174,281
170,000	BBB	3.500% due 7/1/29	180,474
		Microsoft Corp., Senior Unsecured Notes:
180,000	AAA	1.550% due 8/8/21	179,514
270,000	AAA	2.400% due 2/6/22	274,731
270,000	AAA	2.875% due 2/6/24	282,851
70,000	AAA	2.700% due 2/12/25	73,156
1,030,000	AAA	2.400% due 8/8/26	1,065,661
690,000	AAA	3.300% due 2/6/27	754,391
315,000	AAA	3.500% due 2/12/35	355,353
10,000	AAA	3.450% due 8/8/36	11,251
20,000	AAA	4.100% due 2/6/37	24,187
135,000	AAA	3.500% due 11/15/42	152,494
175,000	AAA	3.700% due 8/8/46	206,071
55,000	AAA	4.000% due 2/12/55	67,939
50,000	AAA	3.950% due 8/8/56	61,442
20,000	AAA	4.500% due 2/6/57	26,849
		Oracle Corp., Senior Unsecured Notes:
630,000	A+	2.500% due 10/15/22	641,559
40,000	A+	2.950% due 11/15/24	41,912
235,000	A+	3.250% due 11/15/27	252,913
15,000	A+	4.300% due 7/8/34	17,684
285,000	A+	3.900% due 5/15/35	323,054
60,000	A+	3.800% due 11/15/37	67,163
100,000	A+	4.500% due 7/8/44	121,491
30,000	A+	4.000% due 11/15/47	34,508
		salesforce.com Inc., Senior Unsecured Notes:
130,000	A	3.250% due 4/11/23	136,014
450,000	A	3.700% due 4/11/28	502,619

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Software — 0.7% — (continued)
$227,000	B+	SS&C Technologies Inc., Company Guaranteed Notes, 5.500% due 9/30/27(a)	$238,776

		Total Software	7,828,194

Telecommunications — 1.7%
40,000	BBB	AT&T Corp., Company Guaranteed Notes, 8.750% due 11/15/31	57,760
		AT&T Inc., Senior Unsecured Notes:
1,000,000	BBB	zero coupon, due 11/27/22(a)	921,146
290,000	BBB	3.400% due 5/15/25	304,098
20,000	BBB	4.250% due 3/1/27	22,024
60,000	BBB	4.350% due 3/1/29	66,991
1,700,000	BBB	4.300% due 2/15/30	1,891,102
149,000	BBB	4.500% due 5/15/35	166,024
50,000	BBB	5.250% due 3/1/37	59,348
30,000	BBB	6.250% due 3/29/41	38,764
150,000	BBB	5.150% due 3/15/42	174,961
225,000	BBB	4.800% due 6/15/44	251,775
433,000	BBB	4.350% due 6/15/45	461,394
650,000	BBB	4.750% due 5/15/46	727,121
340,000	BBB	5.150% due 11/15/46	400,440
278,000	BBB	4.500% due 3/9/48	305,202
		Corning Inc., Senior Unsecured Notes:
15,000	BBB+	3.700% due 11/15/23	15,834
25,000	BBB+	4.375% due 11/15/57	26,152
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
184,000	CCC+	5.500% due 8/1/23	168,360
401,000	CCC+	9.750% due 7/15/25(a)	413,531
145,000	BB	Level 3 Financing Inc., Company Guaranteed Notes, 5.375% due 5/1/25	151,162
235,000	BBB-	Motorola Solutions Inc., Senior Unsecured Notes, 4.600% due 5/23/29	258,334
150,000	BBB-	Qwest Corp., Senior Unsecured Notes, 7.250% due 9/15/25	169,492
200,000	BBB	Royal KPN NV, Senior Unsecured Notes, 8.375% due 10/1/30	274,488
70,000	B	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	87,849
		Sprint Corp., Company Guaranteed Notes:
130,000	B	7.250% due 9/15/21	140,166
30,000	B	7.875% due 9/15/23	33,825
35,000	B	7.625% due 3/1/26	39,419
		Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes:
1,564,875	Baa2(b)	3.360% due 9/20/21(a)	1,574,734
905,000	Baa2(b)	4.738% due 3/20/25(a)	961,562
500,000	Baa2(b)	5.152% due 3/20/28(a)	540,000
		Telefonica Emisiones SA, Company Guaranteed Notes:
680,000	BBB	5.134% due 4/27/20	692,366
330,000	BBB	4.103% due 3/8/27	361,397
150,000	BBB	4.895% due 3/6/48	167,899
		T-Mobile USA Inc., Company Guaranteed Notes:
150,000	BB+	6.000% due 3/1/23	153,000
63,000	BB+	4.500% due 2/1/26	65,599
192,000	BB+	4.750% due 2/1/28	202,796
		Verizon Communications Inc., Senior Unsecured Notes:
80,000	BBB+	3.500% due 11/1/24	85,321
770,000	BBB+	3.376% due 2/15/25	817,670
220,000	BBB+	2.625% due 8/15/26	225,051
185,000	BBB+	4.125% due 3/16/27	206,564
756,000	BBB+	4.329% due 9/21/28	868,433
700,000	BBB+	4.016% due 12/3/29(a)	791,057

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Telecommunications — 1.7% — (continued)
$850,000	BBB+	4.500% due 8/10/33	$1,003,797
140,000	BBB+	4.400% due 11/1/34	162,350
1,056,000	BBB+	4.272% due 1/15/36	1,211,959
150,000	BBB+	5.250% due 3/16/37	189,978
105,000	BBB+	4.862% due 8/21/46	130,846
20,000	BBB+	5.500% due 3/16/47	26,872
150,000	BBB+	4.522% due 9/15/48	180,696
		Vodafone Group PLC, Senior Unsecured Notes:
260,000	BBB	3.750% due 1/16/24	274,870
115,000	BBB	4.125% due 5/30/25	124,907
350,000	BBB	4.375% due 5/30/28	392,916
298,000	BBB	5.250% due 5/30/48	357,135
500,000	BBB	4.875% due 6/19/49	579,706

		Total Telecommunications	19,976,243

Transportation — 0.3%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
100,000	A+	3.000% due 4/1/25	104,629
50,000	A+	5.750% due 5/1/40	68,694
79,000	A+	4.550% due 9/1/44	96,372
15,000	A+	4.150% due 4/1/45	17,617
10,000	A+	3.900% due 8/1/46	11,446
15,000	A+	4.150% due 12/15/48	18,002
		CSX Corp., Senior Unsecured Notes:
240,000	BBB+	2.600% due 11/1/26	245,130
160,000	BBB+	3.250% due 6/1/27	169,974
55,000	BBB+	3.800% due 3/1/28	60,582
20,000	BBB+	6.150% due 5/1/37	26,922
65,000	BBB+	4.300% due 3/1/48	75,681
40,000	BBB+	4.750% due 11/15/48	49,346
30,000	BBB+	4.500% due 3/15/49	36,071
50,000	BBB+	3.950% due 5/1/50	55,461
		FedEx Corp., Company Guaranteed Notes:
50,000	BBB	3.875% due 8/1/42	49,649
90,000	BBB	5.100% due 1/15/44	105,217
9,000	BBB	4.100% due 2/1/45	9,268
		Norfolk Southern Corp., Senior Unsecured Notes:
30,000	BBB+	3.650% due 8/1/25	32,278
50,000	BBB+	2.900% due 6/15/26	51,767
95,000	BBB+	4.150% due 2/28/48	111,498
		Union Pacific Corp., Senior Unsecured Notes:
64,000	A-	4.163% due 7/15/22	67,522
50,000	A-	3.750% due 7/15/25	54,047
30,000	A-	2.750% due 3/1/26	30,979
745,000	A-	3.950% due 9/10/28	838,357
300,000	A-	4.500% due 9/10/48	365,860
20,000	A-	3.799% due 10/1/51	21,814
64,000	A-	3.875% due 2/1/55	69,544
115,000	A-	4.800% due 9/10/58	143,299
190,000	A-	4.100% due 9/15/67	202,856
		United Parcel Service Inc., Senior Unsecured Notes:
75,000	A	3.400% due 3/15/29	81,792
55,000	A	2.500% due 9/1/29	55,633
40,000	BB-	XPO Logistics Inc., Company Guaranteed Notes, 6.500% due 6/15/22(a)	40,977

		Total Transportation	3,368,284

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Trucking & Leasing — 0.0%
		Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
$4,000	BBB	3.400% due 11/15/26(a)	$4,127
1,000	BBB	4.200% due 4/1/27(a)	1,079

		Total Trucking & Leasing	5,206

		TOTAL CORPORATE BONDS & NOTES (Cost — $317,764,260)	343,471,432

MORTGAGE-BACKED SECURITIES — 28.3%

FHLMC — 8.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
13,342,552		3.500% due 11/1/33 — 5/1/49	13,753,132
6,324,386		4.000% due 9/1/48 — 5/1/49	6,569,226
1,300,290		4.500% due 12/1/48	1,368,474
6,573,183		3.000% due 7/1/49 — 8/1/49	6,713,181
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
2,466,818		5.000% due 6/1/21 — 1/1/49	2,655,273
14,437,101		4.000% due 10/1/25 — 5/1/49	15,344,731
3,135,632		4.500% due 4/1/29 — 10/1/48	3,314,020
531,566		5.500% due 1/1/30 — 2/1/40	592,709
17,905,668		3.000% due 3/1/31 — 1/1/48	18,444,157
2,633,571		2.500% due 9/1/31 — 7/1/32	2,676,407
27,339,639		3.500% due 12/1/33 — 2/1/49	28,635,447
48,086		6.000% due 5/1/38 — 6/1/39	54,749
13,796		7.000% due 3/1/39	16,139
144,428		6.500% due 9/1/39	170,192

		TOTAL FHLMC	100,307,837

FNMA — 13.6%
		Federal National Mortgage Association (FNMA):
22,517,287		4.000% due 10/1/19 — 6/1/57	23,754,143
1,500,646		5.500% due 1/1/20 — 9/1/56	1,670,219
90,704		4.400% due 2/1/20	91,237
167,229		6.000% due 9/1/21 — 10/1/35	184,373
2,383,079		5.000% due 6/1/22 — 4/1/49	2,593,522
10,977,005		4.500% due 3/1/24 — 9/1/57	11,739,070
34,853,053		3.500% due 11/1/25 — 3/1/57	36,273,651
1,067,483		2.827% due 5/1/27	1,137,391
3,902,503		2.500% due 11/1/27 — 10/1/42	3,961,224
32,332,110		3.000% due 12/1/27 — 9/1/49	33,292,893
525,000		3.010% due 4/1/28	563,933
545,000		3.050% due 4/1/28	587,079
815,000		3.480% due 8/1/28	907,668
100,000		3.640% due 11/1/28	112,486
490,000		3.820% due 1/1/29	557,739
520,000		3.830% due 1/1/29	590,259
1,735,000		3.740% due 2/1/29	1,967,755
1,390,000		3.870% due 2/1/29	1,591,220
100,000		3.300% due 4/1/29	110,306
100,000		3.090% due 5/1/29	108,846
79,757		3.160% due 5/1/29	86,804
99,615		3.190% due 5/1/29	108,509
150,000		3.240% due 5/1/29	163,941
139,659		3.260% due 5/1/29	153,114
30,000		3.350% due 5/1/29	33,188
100,000		2.740% due 8/1/29	105,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

FNMA — 13.6% — (continued)
$400,000	2.790% due 8/1/29	$425,301
779,594	4.240% due 12/1/29	905,851
100,000	3.310% due 5/1/31	110,675
400,000	2.765% due 8/1/31	419,864
200,000	2.770% due 8/1/31	210,033
100,000	2.800% due 8/1/31	105,331
200,000	2.810% due 8/1/31	210,912
200,000	2.850% due 8/1/31	211,684
200,000	2.860% due 8/1/31	212,250
100,000	2.870% due 8/1/31	106,071
200,000	2.915% due 8/1/31	213,322
300,000	2.930% due 8/1/31	320,011
1,150,000	3.280% due 3/1/33	1,297,574
1,368,485	3.990% due 11/1/33	1,581,974
146,470	4.554% (1-Year USD-LIBOR + 1.554%) due 3/1/34(c)	152,982
5,075,000	2.500% due 9/1/34 — 9/1/49(i)	5,121,261
15,300,000	3.000% due 9/1/34 — 9/1/49(i)	15,609,215
6,200,000	3.500% due 9/1/34 — 9/1/49(i)	6,407,836
348,641	3.360% due 7/1/35	390,555
34,970	4.367% (1-Year Treasury Average Rate + 1.846%) due 10/1/35(c)	36,104
29,504	4.411% (1-Year Treasury Average Rate + 1.889%) due 11/1/35(c)	30,510
12,232	4.458% (1-Year Treasury Average Rate + 1.962%) due 11/1/35(c)	12,683
24,731	4.373% (1-Year USD-LIBOR + 1.623%) due 9/1/36(c)	24,867
26,800	7.000% due 4/1/37	30,129
45,374	4.140% (1-Year USD-LIBOR + 1.265%) due 5/1/37(c)	47,679
233,478	6.500% due 9/1/37 — 5/1/40	273,547
4,200,000	4.000% due 9/1/49(i)	4,360,781
600,000	4.500% due 9/1/49(i)	631,781
1,300,000	5.000% due 9/1/49(i)	1,388,359

	TOTAL FNMA	163,295,399

GNMA — 6.3%
	Government National Mortgage Association (GNMA):
40,726	6.000% due 12/15/33 — 6/15/37	45,680
509,702	5.000% due 10/15/34 — 9/15/40	564,499
41,236	5.500% due 5/15/37 — 6/15/38	46,558
65,602	6.500% due 1/15/38 — 10/15/38	78,787
123,385	4.500% due 3/15/41	135,010
649,326	4.000% due 6/15/41 — 11/15/45	705,377
594,929	3.000% due 9/15/42 — 11/15/42	615,930
174,078	3.500% due 6/15/48	183,252
3,075,000	3.000% due 9/15/49 — 10/15/49(i)	3,169,580
7,900,000	3.500% due 9/15/49(i)	8,209,211
700,000	4.000% due 9/15/49(i)	729,682
4,350,000	4.500% due 9/15/49 — 11/15/49(i)	4,548,465
165,000	5.000% due 9/15/49(i)	173,353
	Government National Mortgage Association II (GNMA):
257	9.000% due 11/20/21	259
98,541	6.000% due 7/20/37 — 11/20/40	113,105
7,854,098	4.500% due 1/20/40 — 3/20/49	8,272,154
2,422,463	5.000% due 7/20/40 — 1/20/49	2,571,488
13,989,841	4.000% due 11/20/40 — 5/20/49	14,684,850
7,924,128	3.000% due 1/20/43 — 10/20/48	8,198,115
22,118,576	3.500% due 6/20/43 — 3/20/49	23,094,575

	TOTAL GNMA	76,139,930

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $332,545,474)	339,743,166

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 26.8%

U.S. GOVERNMENT AGENCIES — 0.2%
$345,000	Federal Home Loan Bank (FHLB), 4.000% due 9/1/28	$404,902
650,000	Federal National Mortgage Association (FNMA), zero coupon, due 10/9/19	648,635
	Federal National Mortgage Association (FNMA), Principal Strip:
575,000	zero coupon, due 1/15/30(j)	469,000
595,000	zero coupon, due 5/15/30(j)	482,969
	Residual Funding Corp., Principal Strip:
240,000	zero coupon, due 7/15/20(j)	236,327
325,000	zero coupon, due 1/15/21(j)	318,056

	TOTAL U.S. GOVERNMENT AGENCIES	2,559,889

U.S. GOVERNMENT OBLIGATIONS — 26.6%
	U.S. Treasury Bonds:
1,660,000	4.500% due 2/15/36	2,333,337
795,000	5.000% due 5/15/37	1,196,615
615,000	4.625% due 2/15/40	911,341
690,000	3.750% due 8/15/41	921,959
4,195,000	3.125% due 11/15/41	5,131,583
910,000	2.750% due 8/15/42	1,050,588
100,000	3.125% due 2/15/43	122,627
1,005,000	3.625% due 8/15/43	1,332,744
18,400,000	3.750% due 11/15/43	24,888,156
415,000	3.125% due 8/15/44	511,787
310,000	2.500% due 2/15/45	344,009
950,000	3.000% due 5/15/45	1,151,838
625,000	2.875% due 8/15/45	742,090
358,000	3.000% due 2/15/47	437,410
500,000	2.750% due 8/15/47	584,277
5,195,000	3.000% due 2/15/48	6,368,136
3,615,000	3.125% due 5/15/48	4,534,566
3,290,000	3.375% due 11/15/48	4,327,250
4,565,000	3.000% due 2/15/49	5,623,242
9,035,000	2.875% due 5/15/49	10,885,234
13,900,000	2.250% due 8/15/49	14,781,238
	U.S. Treasury Inflation Indexed Bonds:
293,438	1.750% due 1/15/28	335,941
310,491	2.125% due 2/15/40	427,471
702,813	0.750% due 2/15/42	772,343
1,143,012	1.375% due 2/15/44	1,423,563
1,264,805	1.000% due 2/15/46	1,470,036
1,511,323	1.000% due 2/15/48	1,775,574
7,920,358	1.000% due 2/15/49	9,387,678
	U.S. Treasury Inflation Indexed Notes:
3,817,539	0.625% due 4/15/23	3,877,531
4,453,406	0.500% due 4/15/24	4,547,111
614,882	0.125% due 7/15/24	620,124
2,870,809	0.875% due 1/15/29	3,111,244
3,922,366	0.250% due 7/15/29	4,041,922
	U.S. Treasury Notes:
4,220,000	2.250% due 3/31/21	4,261,705
725,000	2.250% due 4/30/21	732,746
2,424,000	1.375% due 5/31/21	2,415,810
23,520,000	2.125% due 5/31/21	23,742,337
4,110,000	2.625% due 6/15/21	4,186,501
8,395,000	1.625% due 6/30/21	8,406,150

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 26.6% — (continued)
$850,000		2.625% due 7/15/21	$866,718
29,388,000		1.750% due 7/31/21	29,511,981
33,130,000		1.500% due 8/31/21	33,127,412
4,105,000		2.750% due 9/15/21	4,207,064
1,910,000		2.875% due 11/15/21	1,966,554
20,000		2.750% due 8/31/23	21,025
50,000		2.250% due 4/30/24	51,885
17,200,000		1.750% due 6/30/24	17,477,148
30,420,000		1.750% due 7/31/24	30,929,178
14,230,000		1.250% due 8/31/24	14,135,226
1,530,000		2.500% due 2/28/26	1,628,972
2,460,000		2.250% due 3/31/26	2,582,375
2,405,000		2.125% due 5/31/26	2,507,823
880,000		1.875% due 6/30/26	904,011
2,920,000		1.875% due 7/31/26	3,000,243
1,400,000		1.375% due 8/31/26	1,392,808
9,803,000		2.375% due 5/15/29	10,566,562
1,320,000		1.625% due 8/15/29	1,334,747

		TOTAL U.S. GOVERNMENT OBLIGATIONS	319,927,546

		TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $305,972,023)	322,487,435

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6%
1,370,609	B	Aames Mortgage Investment Trust, Series 2005-4, Class M2, 2.880% (1-Month USD-LIBOR + 0.735%) due 10/25/35(c)	1,372,029
2,800,000	BB+	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 2.365% (1-Month USD-LIBOR + 0.220%) due 2/25/37(c)	2,767,832
88,952	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 2.795% (1-Month USD-LIBOR + 0.650%) due 6/25/29(c)	77,438
1,215,369	CCC	Alternative Loan Trust, Series 2005-56, Class 4A1, 2.455% (1-Month USD-LIBOR + 0.310%) due 11/25/35(c)	1,209,099
680,000	BBB	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.194% due 6/7/49(a)	699,496
		Ascentium Equipment Receivables Trust:
205,299	Aaa(b)	Series 2017-2A, Class A2, 2.000% due 5/11/20(a)	205,235
550,000	Aaa(b)	Series 2017-2A, Class A3, 2.310% due 12/10/21(a)	550,439
2,568,754	CCC	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A4, 2.285% (1-Month USD-LIBOR + 0.140%) due 12/25/36(c)	2,498,130
873,848	CCC	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A1B, 2.295% (1-Month USD-LIBOR + 0.150%) due 12/25/36(c)	858,037
		BAMLL Commercial Mortgage Securities Trust:
480,000	AA-	Series 2015-200P, Class B, 3.490% due 4/14/33(a)	511,499
420,000	AAA(k)	Series 2018-PARK, Class A, 4.227% due 8/10/38(a)(c)	481,675
45,716	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 4.701% due 7/25/34(c)	47,706
515,000	AAA	Barings CLO Ltd., Series 2013-IA, Class AR, 3.078% (3-Month USD-LIBOR + 0.800%) due 1/20/28(a)(c)	513,398
285,000	AAA	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430% due 11/5/36(a)	303,571
807,541	NR	BCAP LLC Trust, Series 2015-RR5, Class 1A3, 3.271% due 8/26/36(a)(c)	797,511
213,772	WD(k)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 4.373% due 5/25/47(c)	202,620
95,621	B	Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2, 4.592% due 5/25/35(c)	97,568
424,453	CCC	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(c)	439,137
18,750	BBB	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A1, 3.145% (1-Month USD-LIBOR + 1.000%) due 3/25/37(a)(c)	18,803

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% — (continued)
$285,000	AAA	BENCHMARK Mortgage Trust, Series 2018-B1, Class A2, 3.571% due 1/15/51	$298,382
		BX Commercial Mortgage Trust:
584,729	NR	Series 2018-IND, Class G, 4.245% (1-Month USD-LIBOR + 2.050%) due 11/15/35(a)(c)	587,231
940,000	AAA	Series 2019-IMC, Class A, 3.195% (1-Month USD-LIBOR + 1.000%) due 4/15/34(a)(c)	941,085
1,247,000	Aaa(b)	CD 2017-CD6 Mortgage Trust, Series 2017-CD6, Class ASB, 3.332% due 11/13/50	1,325,722
449,276	AA+	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 2.395% (1-Month USD-LIBOR + 0.250%) due 6/25/36(c)	449,586
235,000	AA+	CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class A, 2.808% due 4/10/28(a)	235,340
545,000	AA+	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	575,722
91,396	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 4.467% due 2/25/37(c)	94,644
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
664,804	A	Series 2004-2A, Class A1, 2.415% (1-Month USD-LIBOR + 0.270%) due 5/25/35(a)(c)	658,676
1,408,164	CCC	Series 2004-2A, Class B1, 2.901% due 5/25/35(a)(c)	1,124,488
		CIM Trust:
1,084,597	NR	Series 2018-R5, Class A1, 3.750% due 7/25/58(a)(c)	1,104,951
1,013,929	NR	Series 2018-R6, Class A1, 3.306% (1-Month USD-LIBOR + 1.076%) due 9/25/58(a)(c)	1,008,432
		Citigroup Commercial Mortgage Trust:
410,000	Aaa(b)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	427,002
575,000	Aaa(b)	Series 2015-P1, Class A5, 3.717% due 9/15/48	626,721
500,000	Aaa(b)	Series 2016-P5, Class A4, 2.941% due 10/10/49	526,152
355,000	Aaa(b)	Series 2017-P7, Class AAB, 3.509% due 4/14/50	377,416
1,440,000	B3(b)	Series 2019-SST2, Class F, 4.695% (1-Month USD-LIBOR + 2.500%) due 12/15/36(a)(c)	1,445,448
1,651,640	CC	Citigroup Mortgage Loan Trust, Series 2006-AR6, Class 2A4, 2.365% (1-Month USD-LIBOR + 0.220%) due 9/25/36(c)	617,779
2,043,622	AA+	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2017-CD4, Class XA, 1.468% due 5/10/50(c)(l)	151,363
415,000	AAA	CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.871% due 11/10/31(a)(c)	427,158
		Commercial Mortgage Trust:
265,000	AAA(k)	Series 2013-300P, Class A1, 4.353% due 8/10/30(a)	286,488
190,000	AA-(k)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(c)	204,736
260,000	BB	Series 2013-CR9, Class E, 4.397% due 7/10/45(a)(c)	172,466
534,861	Aaa(b)	Series 2013-CR11, Class A3, 3.983% due 8/10/50	573,771
40,000	Aa3(b)	Series 2013-CR12, Class B, 4.762% due 10/10/46(c)	42,341
20,000	Baa1(b)	Series 2013-CR12, Class C, 5.231% due 10/10/46(c)	20,362
265,000	AAA(k)	Series 2014-277P, Class A, 3.732% due 8/10/49(a)(c)	285,675
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	151,243
644,598	AAA	Series 2014-CR18, Class ASB, 3.452% due 7/15/47	662,196
210,000	A-(k)	Series 2014-CR21, Class C, 4.579% due 12/10/47(c)	224,845
345,000	Aaa(b)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	376,178
5,167,342	Aa1(b)	Series 2015-CR25, Class XA, 1.048% due 8/10/48(c)(l)	212,168
270,000	AAA	Series 2016-787S, Class A, 3.545% due 2/10/36(a)	291,140
		Core Industrial Trust:
351,008	AAA	Series 2015-CALW, Class A, 3.040% due 2/10/34(a)	360,256
466,473	AAA	Series 2015-TEXW, Class A, 3.077% due 2/10/34(a)	480,630
		Countrywide Asset-Backed Certificates:
142,089	CCC	Series 2006-SD3, Class A1, 2.475% (1-Month USD-LIBOR + 0.330%) due 7/25/36(a)(c)	134,452
288,988	AA	Series 2007-13, Class 2A2, 2.945% (1-Month USD-LIBOR + 0.800%) due 10/25/47(c)	281,441
		Countrywide Home Loan Mortgage Pass-Through Trust:
96,833	Ca(b)	Series 2005-11, Class 3A3, 2.815% due 4/25/35(c)	81,370
65,574	WR(b)	Series 2005-11, Class 6A1, 2.745% (1-Month USD-LIBOR + 0.600%) due 3/25/35(c)	58,849
		Credit Suisse Commercial Mortgage Capital Trust:
290,000	B-	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	267,611
622,534	NR	Series 2015-5R, Class 1A1, 3.430% due 9/27/46(a)(c)	626,616
240,000	Aaa(b)	Series 2017-LSTK, Class A, 2.761% due 4/5/33(a)	241,205

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% — (continued)
		Credit Suisse Commercial Mortgage Trust:
$13,803	Caa3(b)	Series 2006-C3, Class AJ, 6.702% due 6/15/38(c)	$7,804
14,773	Caa3(b)	Series 2006-C5, Class AJ, 5.373% due 12/15/39	10,015
53,152	B+	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1, 4.500% due 7/25/20	54,777
		Credit Suisse Mortgage Capital Certificates:
1,510,000	Aaa(b)	Series 2019-ICE4, Class A, 3.175% (1-Month USD-LIBOR + 0.980%) due 5/15/36(a)(c)	1,512,742
950,000	B2(b)	Series 2019-ICE4, Class F, 4.845% (1-Month USD-LIBOR + 2.650%) due 5/15/36(a)(c)	956,708
295,000	Aaa(b)	Credit Suisse USA CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505% due 4/15/50	315,840
		CSMC Trust:
1,698,035	NR	Series 2010-9R, Class 2A5, 4.000% due 2/27/38(a)(c)	1,734,807
2,418,287	AAA(k)	Series 2018-J1, Class A2, 3.500% due 2/25/48(a)(c)	2,436,518
1,054,531	CC	CWABS Revolving Home Equity Loan Trust, Series 2004-B, Class 2A, 2.415% (1-Month USD-LIBOR + 0.220%) due 2/15/29(c)	975,697
60,356	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 2.982% (1-Month USD-LIBOR + 0.800%) due 11/19/44(c)	58,099
700,000	AAA	Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 3.358% (3-Month USD-LIBOR + 1.200%) due 8/15/30(a)(c)	700,257
975,000	AAA	Eaton Vance CLO 2013-1 Ltd., Series 2013-1A, Class A1RR, 3.377% (3-Month USD-LIBOR + 1.160%) due 1/15/28(a)(c)	975,048
365,746	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 4.695% (1-Month USD-LIBOR + 2.550%) due 9/25/33(c)	371,502
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
109,743	NR	Series 334, Class S7, 3.905% (6.100% — 1-Month USD-LIBOR) due 8/15/44(c)(l)	21,455
149,668	NR	Series 353, Class S1, 3.805% (6.000% — 1-Month USD-LIBOR) due 12/15/46(c)(l)	26,213
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 26.206% (31.310% — 11th District Cost of Funds Index) due 2/15/24(c)(l)	2,557
45,339	NR	Series 3451, Class SB, 3.835% (6.030% — 1-Month USD-LIBOR) due 5/15/38(c)(l)	4,927
86,519	NR	Series 3621, Class SB, 4.035% (6.230% — 1-Month USD-LIBOR) due 1/15/40(c)(l)	14,560
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	639,990
1,080,580	NR	Series 3866, Class SA, 3.755% (5.950% — 1-Month USD-LIBOR) due 5/15/41(c)(l)	118,901
415,157	NR	Series 3947, Class SG, 3.755% (5.950% — 1-Month USD-LIBOR) due 10/15/41(c)(l)	60,732
28,843	NR	Series 3973, Class SA, 4.295% (6.490% — 1-Month USD-LIBOR) due 12/15/41(c)(l)	6,507
344,902	NR	Series 4203, Class PS, 4.055% (6.250% — 1-Month USD-LIBOR) due 9/15/42(c)(l)	49,270
354,284	NR	Series 4210, Class Z, 3.000% due 5/15/43	366,384
154,343	NR	Series 4239, Class IO, 3.500% due 6/15/27(l)	12,080
306,106	NR	Series 4316, Class XZ, 4.500% due 3/15/44	371,662
108,783	NR	Series 4335, Class SW, 3.805% (6.000% — 1-Month USD-LIBOR) due 5/15/44(c)(l)	17,850
811,581	NR	Series 4639, Class HZ, step bond to yield, 3.250% due 4/15/53	891,481
1,785,881	NR	Series 4879, Class BC, 3.000% due 4/15/49	1,847,416
88,657	NR	Series R007, Class ZA, 6.000% due 5/15/36	103,245
		Federal National Mortgage Association (FNMA), ACES:
12,138,834	NR	Series 2013-M7, Class X2, 0.251% due 12/27/22(c)(l)	61,783
5,261,593	NR	Series 2015-M7, Class X2, 0.599% due 12/25/24(c)(l)	112,861
19,166,917	NR	Series 2015-M8, Class X2, 0.241% due 1/25/25(c)(l)	124,828
650,000	NR	Series 2019-M1, Class A2, 3.673% due 9/25/28(c)	728,983
85,475	A1(b)	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 3.595% (1-Month USD-LIBOR + 1.450%) due 1/25/29(a)(c)	85,635
69,431	NR	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2000-T6, Class A3, 4.238% due 11/25/40(c)	69,489
		Federal National Mortgage Association (FNMA), Interest Strip:
159,563	NR	Series 409, Class C13, 3.500% due 11/25/41(l)	20,668
287,855	NR	Series 409, Class C18, 4.000% due 4/25/42(l)	37,948
40,469	NR	Series 409, Class C22, 4.500% due 11/25/39(l)	6,749

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% — (continued)
		Federal National Mortgage Association (FNMA), REMICS:
$28,941	NR	Series 2004-38, Class FK, 2.495% (1-Month USD-LIBOR + 0.350%) due 5/25/34(c)	$28,894
126,346	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	132,775
603,829	NR	Series 2006-51, Class SP, 4.505% (6.650% — 1-Month USD-LIBOR) due 3/25/36(c)(l)	85,228
253,461	NR	Series 2007-68, Class SC, 4.555% (6.700% — 1-Month USD-LIBOR) due 7/25/37(c)(l)	40,020
574,456	NR	Series 2008-18, Class SM, 4.855% (7.000% — 1-Month USD-LIBOR) due 3/25/38(c)(l)	103,214
1,110,181	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	1,193,399
351,688	NR	Series 2011-87, Class SG, 4.405% (6.550% — 1-Month USD-LIBOR) due 4/25/40(c)(l)	44,198
73,536	NR	Series 2011-90, Class QI, 5.000% due 5/25/34(l)	1,777
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	897,685
93,706	NR	Series 2012-35, Class SC, 4.355% (6.500% — 1-Month USD-LIBOR) due 4/25/42(c)(l)	15,083
117,644	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	132,162
167,775	NR	Series 2012-51, Class B, 7.000% due 5/25/42	203,485
21,471	NR	Series 2012-70, Class YS, 4.505% (6.650% — 1-Month USD-LIBOR) due 2/25/41(c)(l)	1,657
144,780	NR	Series 2012-74, Class SA, 4.505% (6.650% — 1-Month USD-LIBOR) due 3/25/42(c)(l)	20,239
24,130	NR	Series 2012-75, Class AO, zero coupon, due 3/25/42(j)	22,327
111,145	NR	Series 2012-101, Class BI, 4.000% due 9/25/27(l)	7,934
205,118	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(l)	11,450
120,366	NR	Series 2012-133, Class CS, 4.005% (6.150% — 1-Month USD-LIBOR) due 12/25/42(c)(l)	21,314
407,635	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	482,186
347,309	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	394,413
101,872	NR	Series 2013-54, Class BS, 4.005% (6.150% — 1-Month USD-LIBOR) due 6/25/43(c)(l)	21,455
289,390	NR	Series 2016-60, Class QS, 3.955% (6.100% — 1-Month USD-LIBOR) due 9/25/46(c)(l)	48,968
936,851	NR	Series 2018-55, Class PA, 3.500% due 1/25/47	989,638
844,674	NR	Series 2018-57, Class QA, 3.500% due 5/25/46	873,626
786,437	NR	Series 2018-94, Class KD, 3.500% due 12/25/48	825,423
		FHLMC Multifamily Structured Pass-Through Certificates:
226,870	AAA(k)	Series K016, Class X1, 1.635% due 10/25/21(c)(l)	6,166
500,000	AAA(k)	Series K072, Class A2, 3.444% due 12/25/27	555,139
185,000	AAA(k)	Series K082, Class A2, 3.920% due 9/25/28(c)	213,479
281,000	Aaa(b)	Series K085, Class A2, 4.060% due 10/25/28(c)	327,334
555,000	NR	Series K158, Class A3, 3.900% due 10/25/33(c)	656,513
321,909	NR	Series KIR2, Class A1, 2.748% due 3/25/27	332,533
1,002,467	NR	Series Q006, Class APT2, 2.490% due 9/25/26(c)	1,031,568
		FHLMC Structured Agency Credit Risk Debt Notes:
469,000	Baa1(b)	Series 2016-DNA1, Class M3, 7.816% (1-Month USD-LIBOR + 5.550%) due 7/25/28(c)	517,750
655,000	BB+(k)	Series 2017-DNA2, Class M2, 5.595% (1-Month USD-LIBOR + 3.450%) due 10/25/29(c)	688,741
383,406	B(k)	Series 2017-HRP1, Class M2, 4.595% (1-Month USD-LIBOR + 2.450%) due 12/25/42(c)	387,978
1,578,577	CC	First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 2.385% (1-Month USD-LIBOR + 0.240%) due 10/25/36(c)	1,268,245
544,138	AAA	Flagship CLO VIII Ltd., Series 2014-8A, Class ARR, 3.172% (3-Month USD-LIBOR + 0.850%) due 1/16/26(a)(c)	544,666
910,000	B+(k)	FNMA Connecticut Avenue Securities, Series 2017-C07, Class 1M2, 4.545% (1-Month USD-LIBOR + 2.400%) due 5/28/30(a)(c)	920,273
99,830	NR	FNMA Grantor Trust 2017-T1, Series 2017-T1, Class A, 2.898% due 6/25/27	105,152
		FNMA-Aces:
180,000	NR	Series 2019-M4, Class A2, 3.610% due 2/25/31	205,721
260,000	NR	Series 2019-M5, Class A2, 3.273% due 1/25/29	284,061
330,000	NR	Series 2019-M6, Class A2, 3.450% due 1/1/29	371,506
		Ford Credit Floorplan Master Owner Trust A:
1,370,000	AAA	Series 2018-3, Class A1, 3.520% due 10/15/23	1,417,807
700,000	Aaa(b)	Series 2019-2, Class A, 3.060% due 4/15/26	734,272
931,302	AA+	Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.401% due 12/13/28(a)	963,341

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% — (continued)
$330,000	AAA	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K091, Class A2, 3.505% due 3/25/29	$371,267
929,370	NR	FREMF 2019-KF58 Mortgage Trust, Series 2019-KF58, Class B, 4.374% (1-Month USD-LIBOR + 2.150%) due 1/25/26(a)(c)	937,923
204,539	NR	FRESB 2019-SB60 Mortgage Trust, Series 2019-SB60, Class A10H, 3.500% (1-Month USD-LIBOR + 3.500%) due 1/25/39(c)	219,495
91,356	BB+	GE Business Loan Trust, Series 2006-1A, Class C, 2.615% (1-Month USD-LIBOR + 0.420%) due 5/15/34(a)(c)	85,809
1,460,913	NR	Government National Mortgage Association, Series 2019-86, Class C, 2.500% due 3/20/49	1,470,552
		Government National Mortgage Association (GNMA):
515,747	NR	Series 2007-51, Class SG, 4.408% (6.580% — 1-Month USD-LIBOR) due 8/20/37(c)(l)	76,797
1,536,466	NR	Series 2008-51, Class GS, 4.033% (6.230% — 1-Month USD-LIBOR) due 6/16/38(c)(l)	291,955
10,869	NR	Series 2010-31, Class GS, 4.328% (6.500% — 1-Month USD-LIBOR) due 3/20/39(c)(l)	355
60,836	NR	Series 2010-85, Class HS, 4.478% (6.650% — 1-Month USD-LIBOR) due 1/20/40(c)(l)	5,273
338,939	NR	Series 2012-H27, Class AI, 1.740% due 10/20/62(c)(l)	17,756
251,784	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(l)	30,631
2,822,534	NR	Series 2013-85, Class IA, 0.692% due 3/16/47(c)(l)	95,821
1,707,669	NR	Series 2014-105, Class IO, 0.955% due 6/16/54(c)(l)	81,378
1,787,229	NR	Series 2014-H20, Class FA, 2.810% (1-Month USD-LIBOR + 0.430%) due 10/20/64(c)	1,785,171
112,445	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(l)	17,177
114,938	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(l)	18,172
79,606	NR	Series 2016-135, Class SB, 3.903% (6.100% — 1-Month USD-LIBOR) due 10/16/46(c)(l)	17,943
797,785	NR	Series 2017-H22, Class IC, 2.241% due 11/20/67(c)(l)	91,282
260,549	NR	Series 2018-124, Class NW, 3.500% due 9/20/48	269,834
99,265	NR	Series 2018-130, Class A, 3.250% due 5/16/59	101,641
710,000	AAA	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 3.495% (1-Month USD-LIBOR + 1.300%) due 9/15/31(a)(c)	701,959
		Harborview Mortgage Loan Trust:
142,381	AA+	Series 2004-5, Class 2A6, 4.062% due 6/19/34(c)	144,072
61,156	WD(k)	Series 2006-2, Class 1A, 4.978% due 2/25/36(c)	39,119
1,042,200	D	Series 2006-10, Class 1A1A, 2.382% (1-Month USD-LIBOR + 0.200%) due 11/19/36(c)	968,057
100,303	AA	Impac CMB Trust, Series 2007-A, Class A, 2.645% (1-Month USD-LIBOR + 0.500%) due 5/25/37(a)(c)	101,293
710,000	AAA(k)	Independence Plaza Trust, Series 2018-INDP, Class A, 3.763% due 7/10/35(a)	765,790
44,761	Caa2(b)	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 3.851% due 9/25/35(c)	41,885
1,590,406	CCC	IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 2.445% (1-Month USD-LIBOR + 0.300%) due 7/25/35(c)	1,544,110
1,038,857	CC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 2.305% (1-Month USD-LIBOR + 0.160%) due 8/25/36(c)	431,530
		JP Morgan Chase Commercial Mortgage Securities Trust:
218,722	AAA	Series 2012-HSBC, Class A, 3.093% due 7/5/32(a)	225,884
350,000	Aaa(b)	Series 2016-NINE, Class A, 2.949% due 10/6/38(a)(c)	366,165
265,000	AAA	Series 2018-BCON, Class A, 3.735% due 1/5/31(a)	278,707
365,000	Aaa(b)	Series 2019-OSB, Class A, 3.397% due 6/5/39(a)	401,057
1,350,000	CCC	JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 2.535% (1-Month USD-LIBOR + 0.390%) due 5/25/35(c)	1,348,550
		JP Morgan Mortgage Trust:
384,671	Aaa(b)	Series 2017-1, Class A4, 3.500% due 1/25/47(a)(c)	390,824
302,494	Aaa(b)	Series 2017-2, Class A6, 3.000% due 5/25/47(a)(c)	305,661
1,193,513	AA+	Series 2018-3, Class A1, 3.500% due 9/25/48(a)(c)	1,217,086
460,014	AA+	Series 2018-4, Class A1, 3.500% due 10/25/48(a)(c)	469,099
1,144,735	AA+	Series 2018-5, Class A1, 3.500% due 10/25/48(a)(c)	1,167,377
566,137	AAA	Series 2019-1, Class A11, 3.095% (1-Month USD-LIBOR + 0.950%) due 5/25/49(a)(c)	569,192
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(b)	Series 2013-C17, Class B, 5.054% due 1/15/47(c)	44,104
350,000	BB(k)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(c)	297,563

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% — (continued)
$440,000	Aaa(b)	JPMCC Commercial Mortgage Securities Trust, Series 2019-BOLT, Class A, 3.345% (1-Month USD-LIBOR + 1.150%) due 7/15/34(a)(c)	$440,190
190,000	Aaa(b)	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% due 10/15/50	206,907
		JPMorgan Chase Commercial Mortgage Securities Trust:
175,000	Aaa(b)	Series 2011-C5, Class AS, 5.554% due 8/15/46(a)(c)	184,811
370,000	Aa1(b)	Series 2011-C5, Class B, 5.554% due 8/15/46(a)(c)	389,359
460,000	AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	478,979
217,833	Aaa(b)	JPMorgan Trust, Series 2015-5, Class A9, 3.363% due 5/25/45(a)(c)	218,182
1,004,579	NR	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, step bond to yield, 3.200% due 5/25/59(a)	1,009,056
47,193	Ca(b)	Lehman XS Trust, Series 2005-7N, Class 1A1B, 2.745% (1-Month USD-LIBOR + 0.600%) due 12/25/35(c)	36,938
130,000	Aaa(b)	Madison Avenue Trust, Series 2013-650M, Class A, 3.843% due 10/12/32(a)	131,655
700,000	Aaa(b)	Magnetite XVIII Ltd., Series 2016-18A, Class AR, 3.238% (3-Month USD-LIBOR + 1.080%) due 11/15/28(a)(c)	699,493
259,967	AA+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 4.695% due 10/25/32(c)	268,652
290,799	CC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 2.395% (1-Month USD-LIBOR + 0.250%) due 7/25/37(c)	203,314
16,478	A+	Merrill Lynch Mortgage Investors Trust, Series 2004-A3, Class 4A3, 4.801% due 5/25/34(c)	16,616
522,596	AA+	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	567,348
		ML-CFC Commercial Mortgage Trust:
79,103	Caa2(b)	Series 2007-5, Class AJ, 5.450% due 8/12/48(c)	50,385
39,815	D(k)	Series 2007-9, Class AJ, 6.193% due 9/12/49(c)	17,247
500,000	Aaa(b)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.039% due 11/15/46(m)	539,501
1,921,684	NR	Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000% due 7/26/48(a)(c)(m)	1,928,623
400,000	AAA	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, 3.153% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(c)	399,129
1,850,000	CCC	New Century Home Equity Loan Trust, Series 2005-4, Class M3, 2.695% (1-Month USD-LIBOR + 0.550%) due 9/25/35(c)	1,851,506
329,430	AAA	New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(c)	343,625
240,000	AAA	Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR, 3.078% (3-Month USD-LIBOR + 0.800%) due 10/20/26(a)(c)	239,973
500,000	Aaa(b)	One Bryant Park Trust, Series 2019-OBP, Class A, 2.516% due 9/13/49(a)	510,641
977,131	BBB-	Option One Mortgage Loan Trust, Series 2004-3, Class M1, 2.925% (1-Month USD-LIBOR + 0.780%) due 11/25/34(c)	979,122
110,000	AAA	PFS Financing Corp., Series 2016-BA, Class A, 1.870% due 10/15/21(a)	110,071
943,739	NR	PMT Credit Risk Transfer Trust, Series 2019-2R, Class A, 4.991% (1-Month USD-LIBOR + 2.750%) due 5/27/23(a)(c)	948,549
631,408	AA+	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 2.395% (1-Month USD-LIBOR + 0.250%) due 7/25/36(c)	630,368
		Prime Mortgage Trust:
22,712	Caa2(b)	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	20,752
894,371	Caa2(b)	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	775,271
915,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/15/32(a)(c)	971,321
204,109	Caa2(b)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	208,877
		SBA Small Business Investment Cos.:
732,441	NR	Series 2018-10B, Class 1, 3.548% due 9/10/28	785,899
400,000	NR	Series 2019-10A, Class 1, 3.113% due 3/10/29	422,920
		Seasoned Credit Risk Transfer Trust:
205,999	NR	Series 2018-2, Class MA, 3.500% due 11/25/57	216,447
790,000	B-(k)	Series 2019-1, Class M, 4.750% due 7/25/58(a)(c)	810,506
511,828	NR	Series 2019-2, Class MA, 3.500% due 8/25/58	541,254

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6% — (continued)
$1,373,703		AA-	Sequoia Mortgage Trust, Series 2003-1, Class 1A, 2.932% (1-Month USD-LIBOR + 0.760%) due 4/20/33(c)	$1,359,774
829,915		AA	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 2.945% (1-Month USD-LIBOR + 0.800%) due 7/25/34(c)	823,113
109,221		AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 2.432% (1-Month USD-LIBOR + 0.250%) due 7/19/35(c)	108,383
111,516		CCC	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 2.495% (1-Month USD-LIBOR + 0.350%) due 6/25/35(a)(c)	100,138
81,008		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 2.973% (1-Month USD-LIBOR + 0.750%) due 11/11/34(a)(c)	81,069
258,690		Aaa(b)	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250% due 4/25/56(a)(c)	258,261
120,000		NR	United States Small Business Administration, Series 2019-20D, Class 1, 2.980% due 4/1/39	127,662
810,000		A-	Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.188% due 7/15/44(a)	826,471
530,000		AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	547,461
			WaMu Mortgage Pass-Through Certificates Trust:
10,200		BB	Series 2004-AR11, Class A, 4.255% due 10/25/34(c)	10,320
49,951		A+	Series 2004-AR12, Class A2A, 2.925% (1-Month USD-LIBOR + 0.780%) due 10/25/44(c)	49,853
262,935		BB-	Series 2005-AR4, Class A5, 4.238% due 4/25/35(c)	271,888
1,515,734		A-	Series 2005-AR19, Class A1B3, 2.495% (1-Month USD-LIBOR + 0.350%) due 12/25/45(c)	1,510,720
1,034,520		CCC	Series 2006-AR3, Class A1A, 3.481% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(c)	1,056,086
1,831,285		WR(b)	Series 2007-OA2, Class 1A, 3.181% (1-Year Treasury Average Rate + 0.700%) due 3/25/47(c)	1,696,166
466,885		Ca(b)	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2007-OA2, Class 2A, 3.181% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(c)	394,751
			Wells Fargo Commercial Mortgage Trust:
120,000		Aa3(b)	Series 2013-LC12, Class B, 4.420% due 7/15/46(c)	125,898
1,000,000		Aa2(b)	Series 2015-C28, Class AS, 3.872% due 5/15/48(c)	1,076,405
150,000		Aaa(b)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	158,662
500,000		AAA	Series 2016-BNK1, Class ASB, 2.514% due 8/15/49	510,580
11,920,527		Aaa(b)	Series 2018-C43, Class XA, 0.862% due 3/15/51(c)(l)	589,918
250,000		Aaa(b)	Series 2018-C44, Class A4, 3.948% due 5/15/51	282,102
3,620,000		Aaa(b)	Series 2019-C52, Class XA, 1.771% due 8/15/52(c)(l)	443,988
			Wells Fargo Mortgage-Backed Securities Trust:
176,315		Caa1(b)	Series 2006-12, Class A3, 6.000% due 10/25/36	179,239
83,982		CCC	Series 2006-AR2, Class 2A1, 5.005% due 3/25/36(c)	86,467
22,904		Caa2(b)	Series 2006-AR7, Class 2A4, 5.088% due 5/25/36(c)	23,832
			WF-RBS Commercial Mortgage Trust:
193,004		Aaa(b)	Series 2011-C2, Class A4, 4.869% due 2/15/44(a)(c)	198,225
1,664,103		Aaa(b)	Series 2012-C7, Class XA, 1.512% due 6/15/45(a)(c)(l)	47,596
145,000		Aaa(b)	Series 2013-C14, Class A4, 3.073% due 6/15/46	150,580

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $116,448,286)	115,789,754

SOVEREIGN BONDS — 2.8%

Argentina — 0.1%
1,910,000		CCC-	Argentine Republic Government International Bonds, 5.625% due 1/26/22	764,000

Brazil — 0.6%
656,000	BRL	BB-	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	708,516
			Brazil Notas do Tesouro Nacional Serie F:
5,296,000	BRL	BB-	10.000% due 1/1/21	1,368,390
5,296,000	BRL	BB-	10.000% due 1/1/23	1,423,746
910,000	BRL	BB-	10.000% due 1/1/27	255,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Brazil — 0.6% — (continued)
			Brazilian Government International Bonds:
$280,000		BB-	4.875% due 1/22/21	$291,133
1,300,000		BB-	4.625% due 1/13/28	1,399,788
1,280,000		BB-	5.000% due 1/27/45	1,364,013

			Total Brazil	6,811,235

Canada — 0.0%
152,000		A+	Province of Manitoba Canada, 3.050% due 5/14/24	161,682

Chile — 0.0%
100,000		A+	Chile Government International Bonds, 3.240% due 2/6/28	109,314

Colombia — 0.1%
			Colombia Government International Bonds:
220,000		BBB-	8.125% due 5/21/24	276,102
280,000		BBB-	3.875% due 4/25/27	303,243
440,000		BBB-	4.500% due 3/15/29	501,600
370,000		BBB-	5.625% due 2/26/44	477,304

			Total Colombia	1,558,249

Ecuador — 0.0%
200,000		B-	Ecuador Government International Bonds, 7.875% due 1/23/28(a)	187,650

Egypt — 0.0%
230,000		B	Egypt Government International Bonds, 5.577% due 2/21/23(a)	237,651

Indonesia — 0.2%
			Indonesia Government International Bonds:
1,400,000		BBB	3.750% due 4/25/22	1,445,572
290,000		Baa2(b)	3.500% due 1/11/28	305,269
80,000		BBB	4.100% due 4/24/28	87,634
330,000		Baa2(b)	4.350% due 1/11/48	375,892

			Total Indonesia	2,214,367

Kenya — 0.0%
200,000		B+	Kenya Government International Bonds, 7.250% due 2/28/28(a)	209,446

Kuwait — 0.0%
360,000		AA	Kuwait International Government Bonds, 3.500% due 3/20/27(a)	395,848

Mexico — 0.9%
			Mexican Bonos:
10,752,700	MXN	A-	6.500% due 6/9/22	531,076
15,120,000	MXN	A-	10.000% due 12/5/24	858,505
12,800,000	MXN	A-	8.500% due 5/31/29	706,580
60,165,700	MXN	A-	7.750% due 11/13/42	3,097,464
48,220,000	MXN	A3(b)	8.000% due 11/7/47	2,552,008
			Mexico Government International Bonds:
174,000		BBB+	3.625% due 3/15/22	180,527
44,000		BBB+	4.000% due 10/2/23	46,586
665,000		BBB+	4.150% due 3/28/27	710,892
323,000		BBB+	3.750% due 1/11/28	338,265
1,000,000		BBB+	4.500% due 4/22/29	1,105,260
210,000		BBB+	4.750% due 3/8/44	232,512

			Total Mexico	10,359,675

Nigeria — 0.0%
260,000		B	Nigeria Government International Bonds, 7.143% due 2/23/30(a)	261,921

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Oman — 0.0%
$200,000		Ba1(b)	Oman Government International Bonds, 5.625% due 1/17/28(a)	$197,405

Panama — 0.1%
			Panama Government International Bonds:
200,000		BBB+	4.000% due 9/22/24	216,502
210,000		BBB+	3.875% due 3/17/28	232,971

			Total Panama	449,473

Peru — 0.1%
			Peruvian Government International Bonds:
210,000		BBB+	4.125% due 8/25/27	241,397
70,000		BBB+	6.550% due 3/14/37	106,488
160,000		BBB+	5.625% due 11/18/50	244,402

			Total Peru	592,287

Philippines — 0.0%
400,000		BBB+	Philippine Government International Bonds, 3.000% due 2/1/28	426,977

Poland — 0.1%
710,000		A-	Poland Government International Bonds, 4.000% due 1/22/24	773,816

Qatar — 0.1%
			Qatar Government International Bonds:
250,000		AA-	4.000% due 3/14/29(a)	285,804
820,000		AA-	4.817% due 3/14/49(a)	1,057,018

			Total Qatar	1,342,822

Russia — 0.4%
			Russian Federal Bonds — OFZ:
22,990,000	RUB	BBB	7.000% due 8/16/23	348,230
6,950,000	RUB	NR	7.750% due 9/16/26	109,243
31,310,000	RUB	BBB	8.150% due 2/3/27	502,855
146,093,000	RUB	BBB	7.050% due 1/19/28	2,209,820
86,190,000	RUB	BBB(k)	6.900% due 5/23/29	1,283,712
34,080,000	RUB	BBB(k)	7.250% due 5/10/34	513,230
200,000		BBB(k)	Russian Foreign Bonds — Eurobond, 4.750% due 5/27/26	218,746

			Total Russia	5,185,836

Saudi Arabia — 0.0%
200,000		A1(b)	Saudi Government International Bonds, 3.625% due 3/4/28	217,167

United Arab Emirates — 0.0%
400,000		AA	Abu Dhabi Government International Bonds, 2.500% due 10/11/22(a)	406,784

Uruguay — 0.1%
			Uruguay Government International Bonds:
70,000		BBB	4.500% due 8/14/24	76,038
355,000		BBB	4.375% due 10/27/27	394,719

			Total Uruguay	470,757

			TOTAL SOVEREIGN BONDS (Cost — $34,950,568)	33,334,362

ASSET-BACKED SECURITIES — 1.7%

Automobiles — 0.4%
20,584		AAA	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3, 1.870% due 8/18/21	20,571
630,000		AAA	Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.550% due 8/15/27(a)	644,084

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Automobiles — 0.4% — (continued)
		Hertz Vehicle Financing II LP:
$1,500,000	Aaa(b)	Series 2016-4A, Class A, 2.650% due 7/25/22(a)	$1,508,891
440,000	Aaa(b)	Series 2018-1A, Class A, 3.290% due 2/25/24(a)	453,868
970,000	AAA	Nissan Auto Receivables Owner Trust, Series 2018-C, Class A3, 3.220% due 6/15/23	995,653
1,340,000	Aaa(b)	Santander Drive Auto Receivables Trust, Series 2019-2, Class A3, 2.590% due 5/15/23	1,352,896

		Total Automobiles	4,975,963

Credit Cards — 0.1%
830,000	AAA	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840% due 12/15/24	853,436
315,000	AAA	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.965% (1-Month USD-LIBOR + 0.770%) due 5/14/29(c)	314,952

		Total Credit Cards	1,168,388

Student Loans — 1.2%
372,568	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 2.439% (3-Month USD-LIBOR + 0.090%) due 3/25/42(a)(c)	360,831
		Navient Private Education Loan Trust:
279,846	AAA	Series 2014-AA, Class A2B, 3.445% (1-Month USD-LIBOR + 1.250%) due 2/15/29(a)(c)	283,363
34,988	AAA	Series 2014-CTA, Class A, 2.895% (1-Month USD-LIBOR + 0.700%) due 9/16/24(a)(c)	35,013
930,000	AAA	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.130% due 2/15/68(a)	970,039
500,000	AAA	Navient Student Loan Trust, Series 2017-4A, Class A2, 2.645% (1-Month USD-LIBOR + 0.500%) due 9/27/66(a)(c)	499,484
541,702	AAA	Nelnet Student Loan Trust, Series 2011-1A, Class A, 2.995% (1-Month USD-LIBOR + 0.850%) due 2/25/48(a)(c)	542,333
		SLM Student Loan Trust:
197,098	AA+	Series 2003-4, Class A5E, 3.160% (3-Month USD-LIBOR + 0.750%) due 3/15/33(a)(c)	192,925
1,918,548	AAA	Series 2005-5, Class A4, 2.416% (3-Month USD-LIBOR + 0.140%) due 10/25/28(c)	1,905,575
880,000	AA+	Series 2005-5, Class A5, 3.026% (3-Month USD-LIBOR + 0.750%) due 10/25/40(c)	874,185
640,000	AAA	Series 2011-1, Class A2, 3.295% (1-Month USD-LIBOR + 1.150%) due 10/25/34(c)	647,878
3,535,000	AAA	Series 2011-2, Class A2, 3.345% (1-Month USD-LIBOR + 1.200%) due 10/25/34(c)	3,592,952
		SMB Private Education Loan Trust:
52,491	AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	53,017
545,000	AAA	Series 2015-C, Class A3, 4.145% (1-Month USD-LIBOR + 1.950%) due 8/16/32(a)(c)	558,050
65,823	Aaa(b)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	66,643
219,144	AAA	Series 2017-B, Class A2A, 2.820% due 10/15/35(a)	223,223
129,494	AAA	Series 2017-B, Class A2B, 2.945% (1-Month USD-LIBOR + 0.750%) due 10/15/35(a)(c)	128,872
400,000	AAA	Series 2018-A, Class A2B, 2.995% (1-Month USD-LIBOR + 0.800%) due 2/15/36(a)(c)	399,600
510,000	Aaa(b)	Series 2018-B, Class A2A, 3.600% due 1/15/37(a)	532,971
595,000	AAA	Series 2018-C, Class A2B, 2.945% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(c)	593,523
550,000	AAA	Sofi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.950% due 2/25/42(a)	564,021
		Sofi Professional Loan Program Trust:
390,000	AAA	Series 2018-B, Class A2FX, 3.340% due 8/25/47(a)	404,993
910,000	AAA	Series 2018-D, Class A2FX, 3.600% due 2/25/48(a)	961,325

		Total Student Loans	14,390,816

		TOTAL ASSET-BACKED SECURITIES (Cost — $20,221,632)	20,535,167

SENIOR LOANS — 1.1%
138,981	NR	Albertson’s LLC, (Restricted, cost — $139,214, acquired 8/15/19), 4.862% (1-Month USD-LIBOR + 2.750%) due 8/17/26(n)	139,701
118,288	NR	Allied Universal Holdco LLC, (Restricted, cost — $118,277, acquired 8/16/19), 6.507% (3-Month USD-LIBOR + 4.250%) due 7/10/26(n)	118,333
9,009	NR	Allied Universal Holdco LLC, (Restricted, cost — $9,008 acquired 8/19/19), (3-Month USD-LIBOR + 4.250%) due 7/10/26(n)(o)	9,012
159,192	NR	Alterra Mountain Co., (Restricted, cost — $158,869, acquired 3/27/19), 5.112% (1-Month USD-LIBOR + 3.000%) due 7/31/24(n)	158,933

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.1% — (continued)
$133,650	NR	American Airlines Inc., (Restricted, cost — $134,151, acquired 10/5/17), 4.061% (3-Month USD-LIBOR + 1.750%) due 6/27/25(n)	$131,311
109,522	NR	Asurion LLC, (Restricted, cost — $109,056, acquired 2/14/19), 5.112% (1-Month USD-LIBOR + 3.000%) due 11/3/24(n)	109,705
394,043	NR	Asurion LLC, (Restricted, cost — $394,340, acquired 4/10/19), 5.112% (1-Month USD-LIBOR + 3.000%) due 8/4/22(n)	394,711
249,375	NR	athenahealth Inc., (Restricted, cost — $246,978, acquired 2/7/19), 6.681% (1-Month USD-LIBOR + 4.500%/3-Month USD-LIBOR + 4.500%) due 2/11/26(n)	248,674
49,750	NR	Atlantic Aviation FBO Inc., (Restricted, cost — $49,304, acquired 11/30/18), 5.870% (1-Month USD-LIBOR + 3.750%) due 12/6/25(n)	50,123
310,835	NR	Avolon TLB Borrower 1 (US) LLC, (Restricted, cost — $311,788, acquired 4/22/19), 3.922% (1-Month USD-LIBOR + 1.750%) due 1/15/25(n)	311,887
76,921	NR	Bausch Health Cos., Inc., (Restricted, cost — $77,402, acquired 4/17/19), 5.201% (1-Month USD-LIBOR + 3.000%) due 6/2/25(n)	77,153
4,936	NR	Berry Global Inc., (Restricted, cost — $4,951, acquired 2/12/18), 4.451% (1-Month USD-LIBOR + 2.500%) due 10/1/22(n)	4,945
98,418	NR	Caesars Resort Collection LLC, (Restricted, cost — $98,726, acquired 4/17/19), 4.862% (1-Month USD-LIBOR + 2.750%) due 12/23/24(n)	97,120
374,144	NR	Change Healthcare Holdings Inc., (Restricted, cost — $373,719, acquired 4/30/19), 4.612% (1-Month USD-LIBOR + 2.750%) due 3/1/24(n)	370,636
352,358	NR	Charter Communications Operating LLC, (Restricted, cost — $351,613, acquired 3/11/19), 4.330% (3-Month USD-LIBOR + 2.000%) due 4/30/25(n)	353,560
40,947	NR	CityCenter Holdings LLC, (Restricted, cost — $41,029, acquired 10/12/17), 4.362% (1-Month USD-LIBOR + 2.250%) due 4/18/24(n)	40,998
252,551	NR	Dell International LLC, (Restricted, cost — $252,599, acquired 10/18/17), 4.120% (1-Month USD-LIBOR + 2.000%) due 9/7/23(n)	253,429
991,667	NR	Delos Finance Sarl, (Restricted, cost — $1,000,344, acquired 8/9/17), 4.080% (3-Month USD-LIBOR + 1.750%) due 10/6/23(n)	994,498
90,000	NR	Diamond Sports Group LLC, (Restricted, cost — $89,556, acquired 7/18/19), 5.420% (3-Month USD-LIBOR + 3.250%) due 8/24/26(n)	90,206
370,000	NR	DigiCert Holdings Inc., (Restricted, cost — $370,264, acquired 8/8/19), due 8/7/26(n)(o)	369,229
348,898	NR	Edelman Financial Center LLC, (Restricted, cost — $350,033, acquired 4/22/19), 5.432% (1-Month USD-LIBOR + 3.250%) due 7/21/25(n)	349,272
69,825	NR	First Eagle Holdings Inc., (Restricted, cost — $69,999, acquired 4/5/19), 5.080% (3-Month USD-LIBOR + 2.750%) due 12/2/24(n)	69,825
1,610,000	NR	Flying Fortress Holdings LLC, (Restricted, cost — $1,615,893, acquired 2/27/18), 4.080% (3-Month USD-LIBOR + 1.750%) due 10/30/22(n)	1,614,033
59,950	NR	Focus Financial Partners LLC, (Restricted, cost — $60,150, acquired 8/6/19), 4.612% (1-Month USD-LIBOR + 2.500%) due 7/3/24(n)	60,191
27,357	NR	HCA Inc., (Restricted, cost — $27,562, acquired 10/19/17), 4.330% (3-Month USD-LIBOR + 2.000%) due 3/13/25(n)	27,479
171,964	NR	Hilton Worldwide Finance LLC, (Restricted, cost — $171,853, acquired 8/18/16), 3.895% (1-Month USD-LIBOR + 1.750%) due 6/22/26(n)	172,601
193,459	NR	iHeartCommunications Inc., (Restricted, cost — $194,565, acquired 5/1/19), 6.230% (1-Month USD-LIBOR + 4.000%) due 5/1/26(n)	194,342
140,000	NR	Intelsat Jackson Holdings SA, (Restricted, cost — $139,952, acquired 8/22/19), 5.895% (1-Month USD-LIBOR + 3.750%) due 11/27/23(n)	140,175
189,523	NR	Jane Street Group LLC, (Restricted, cost — $189,166, acquired 8/16/19), 5.112% (1-Month USD-LIBOR + 3.000%) due 8/25/22(n)	188,772
360,000	NR	Level 3 Financing Inc., (Restricted, cost — $359,897, acquired 10/6/17), 4.362% (1-Month USD-LIBOR + 2.250%) due 2/22/24(n)	360,675
29,848	NR	LPL Holdings Inc., (Restricted, cost — $29,848, acquired 3/19/19), 4.395% (1-Month USD-LIBOR + 2.250%) due 9/23/24(n)	29,960
229,599	NR	McAfee LLC, (Restricted, cost — $229,699, acquired 8/16/19), 5.866% (1-Month USD-LIBOR + 3.750%) due 9/30/24(n)	230,073

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 1.1% — (continued)
$28,315	NR	MGM Growth Properties Operating Partnership LP, (Restricted, cost — $28,456, acquired 10/16/17), 4.112% (1-Month USD-LIBOR + 2.000%) due 3/21/25(n)	$28,353
97,515	NR	Michaels Stores Inc., (Restricted, cost — $98,246, acquired 9/28/16), 4.626% (1-Month USD-LIBOR + 2.500%) due 1/30/23(n)	92,853
334,942	NR	MPH Acquisition Holdings LLC, (Restricted, cost — $335,076, acquired 10/13/17), 5.080% (3-Month USD-LIBOR + 2.750%) due 6/7/23(n)	312,334
250,000	NR	Nexstar Broadcasting Inc., (Restricted, cost — $250,313, acquired 8/16/19), due 6/19/26(n)(o)	250,446
152,527	NR	Numericable U.S. LLC, (Restricted, cost — $152,272, acquired 10/6/17), 5.885% (1-Month USD-LIBOR + 3.688%) due 1/31/26(n)	150,199
10,116	NR	ON Semiconductor Corp., (Restricted, cost — $10,180, acquired 10/11/17), 3.862% (1-Month USD-LIBOR + 1.750%) due 3/31/23(n)	10,110
190,000	NR	Option Care Health Inc., (Restricted, cost — $188,285, acquired 5/22/19), 6.612% (1-Month USD-LIBOR + 4.500%) due 8/6/26(n)	189,763
240,000	NR	Panther BF Aggregator 2 L P, (Restricted, cost — $237,749, acquired 4/3/19), 5.612% (1-Month USD-LIBOR + 3.500%) due 4/30/26(n)	237,000
123,554	NR	Party City Holdings Inc., (Restricted, cost — $123,966, acquired 2/16/18), 4.620% (1-Month USD-LIBOR + 2.500%) due 8/19/22(n)	122,318
140,000	NR	PCI Gaming Authority, (Restricted, cost — $140,210, acquired 5/15/19), 5.112% (1-Month USD-LIBOR + 3.000%) due 5/29/26(n)	140,918
386,052	NR	Prime Security Services Borrower LLC, (Restricted, cost — $388,350, acquired 4/22/19), 4.862% (1-Month USD-LIBOR + 2.750%) due 5/2/22(n)	386,192
438,924	NR	Regionalcare Hospital Partners Holdings Inc., (Restricted, cost — $437,468, acquired 11/14/18), 6.645% (1-Month USD-LIBOR + 4.500%) due 11/16/25(n)	438,375
199,056	NR	Reynolds Group Holdings Inc., (Restricted, cost — $198,754, acquired 3/14/19), 4.862% (1-Month USD-LIBOR + 2.750%) due 2/5/23(n)	199,180
460,422	NR	RPI Finance Trust, (Restricted, cost — $462,403, acquired 4/17/17), 4.112% (1-Month USD-LIBOR + 2.000%) due 3/27/23(n)	461,926
341,426	NR	Scientific Games International Inc., (Restricted, cost — $343,521, acquired 2/2/18), 4.889% (1-Month USD-LIBOR + 2.750%/2-Month USD-LIBOR + 2.750%) due 8/14/24(n)	337,940
43,002	NR	Sprint Communications Inc., (Restricted, cost — $43,217, acquired 10/16/17), 4.625% (1-Month USD-LIBOR + 2.500%) due 2/2/24(n)	42,787
997,419	NR	TKC Holdings Inc., (Restricted, cost — $997,419, acquired 4/30/19), 5.870% (1-Month USD-LIBOR + 3.750%) due 2/1/23(n)	976,224
49,578	NR	Trans Union LLC, (Restricted, cost — $49,640, acquired 10/18/17), 4.112% (1-Month USD-LIBOR + 2.000%) due 4/10/23(n)	49,698
448,846	NR	UFC Holdings LLC, (Restricted, cost — $452,213, acquired 4/30/19), 5.370% (1-Month USD-LIBOR + 3.250%) due 4/29/26(n)	449,638
450,000	NR	Virgin Media Bristol LLC, (Restricted, cost — $452,200, acquired 4/30/19), 4.695% (1-Month USD-LIBOR + 2.500%) due 1/15/26(n)	450,475
182,561	NR	Western Digital Corp., (Restricted, cost — $184,386, acquired 10/27/17), 3.862% (1-Month USD-LIBOR + 1.750%) due 4/29/23(n)	182,332

		TOTAL SENIOR LOANS (Cost — $13,344,125)	13,270,623

MUNICIPAL BONDS — 0.3%

California — 0.1%
530,000	A+	Los Angeles Unified School District, GO, 5.750% due 7/1/34	709,675
		University of California, Revenue Bonds:
25,000	AA	Series AD, 4.858% due 5/15/12	35,242
266,000	AA	Series AQ, 4.767% due 5/15/15	364,609

		Total California	1,109,526

Massachusetts — 0.0%
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, 5.000% due 10/15/41	107,640

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

New Jersey — 0.1%
$650,000		Aa3(b)	Jersey City Municipal Utilities Authority, Revenue Bonds, Series B, 5.470% due 5/15/27	$747,662
			New Jersey Transportation Trust Fund Authority, Revenue Bonds:
110,000		BBB+	Series AA, 5.000% due 6/15/36	120,479
85,000		BBB+	Series B, 6.561% due 12/15/40	122,337

			Total New Jersey	990,478

New York — 0.1%
500,000		AA	City of New York, GO, Series G-1, 5.968% due 3/1/36	693,985
80,000		AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 5.000% due 11/1/42	91,380
350,000		AA+	New York State Dormitory Authority, Revenue Bonds, 5.289% due 3/15/33	441,987

			Total New York	1,227,352

Texas — 0.0%
235,000		A+	Dallas/Fort Worth International Airport, Revenue Bonds, AMT, Series A, Prerefunded 11/01/20 @ 100, 5.000% due 11/1/45(p)(q)	245,211

Virginia — 0.0%
198,182		AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	212,527

			TOTAL MUNICIPAL BONDS (Cost — $3,553,636)	3,892,734

Shares/Units

PREFERRED STOCK — 0.0%

FINANCIALS — 0.0%

Banks — 0.0%
3,800			GMAC Capital Trust I, 7.943% (3-Month USD-LIBOR + 5.785%) due 2/15/40(c) (Cost — $94,240)	99,560

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,144,894,244)	1,192,624,233

Face Amount†

SHORT-TERM INVESTMENTS (r) — 9.2%

CORPORATE BOND — 0.1%
$955,000			BellSouth LLC, 4.266% due 4/26/20(a) (Cost — $966,785)	966,785

MONEY MARKET FUND — 0.0%
143,175			Invesco STIT — Government & Agency Portfolio, 1.998%, Institutional Class(s) (Cost — $143,175)	143,175

REPURCHASE AGREEMENT — 2.6%
31,000,000			Merril Lynch & Co., Inc. repurchase agreement dated 8/30/19, 2.130% due 9/3/19, Proceeds at maturity — $31,001,834; (Fully collateralized by U.S. Treasury Bonds, 2.750% due 7/31/23; Market Valued — $31,664,073)(t) (Cost — $31,000,000)	31,000,000

TIME DEPOSITS — 5.3%
2,809,909			ANZ National Bank — London, 1.490% due 9/3/19	2,809,909
4,332,716			Banco Santander SA — Frankfurt, 1.490% due 9/3/19	4,332,716
27,691,637			Barclays Bank PLC — London, 1.490% due 9/3/19	27,691,637
201,013	EUR		BNP Paribas — Paris, (0.580)% due 9/2/19	220,924
5,064,297			Citibank — New York, 1.490% due 9/3/19	5,064,297

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount†		Security	Value

TIME DEPOSITS — 5.3% — (continued)
		Sumitomo Mitsui Banking Corp. — Tokyo:
$7,999,997	JPY	(0.250)% due 9/2/19	$75,312
23,752,115		1.490% due 9/3/19	23,752,115

		TOTAL TIME DEPOSITS (Cost — $63,946,910)	63,946,910

U.S. GOVERNMENT AGENCIES — 0.7%
		Federal Home Loan Bank Discount Notes:
2,040,000		2.002% due 9/9/19(t)	2,039,093
1,160,000		2.152% due 9/20/19(t)	1,158,687
3,450,000		2.073% due 9/27/19(t)	3,444,842
2,040,000		1.957% due 10/28/19(t)	2,033,702

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $8,676,324)	8,676,324

Face Amount/Units†

U.S. GOVERNMENT OBLIGATIONS — 0.5%
		U.S. Treasury Bills:
$287,000		2.115% due 9/26/19(t)(u)	286,581
3,790,000		1.951% due 10/15/19(t)	3,780,990
2,465,000		1.978% due 10/22/19(t)	2,458,113

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $6,525,684)	6,525,684

		TOTAL SHORT-TERM INVESTMENTS (Cost — $111,258,878)	111,258,878

		TOTAL INVESTMENTS IN SECURITIES (Cost — $1,256,153,122)	1,303,883,111

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $554,596)	573,318

		TOTAL INVESTMENTS — 108.4% (Cost — $1,256,707,718)	1,304,456,429

		Liabilities in Excess of Other Assets — (8.4)%	(100,923,870)

		TOTAL NET ASSETS — 100.0%	$1,203,532,559

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $120,092,484 and represents 10.0% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Illiquid security.
(g)	Security is currently in default.
(h)	All or a portion of this security is on loan (See Note 1).
(i)	This security is traded on a TBA basis (See Note 1).
(j)	Principal only security.
(k)	Rating by Fitch Ratings Service. All ratings are unaudited.
(l)	Interest only security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund
(m)	Affiliated security (See Note 2). As of August 31, 2019, total cost and total market value of affiliated securities amounted to $2,436,303 and $2,468,124, respectively.
(n)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2019 amounts to approximately $13,270,623 and represents 1.1% of net assets.
(o)	This position represents an unsettled loan commitment at year end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)

Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(q)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(r)	Inclusive of all short-term holdings, including investment of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 9.2%.
(s)	Represents investment of collateral received from securities lending transactions.
(t)	Rate shown represents yield-to-maturity.
(u)	All or a portion of this security is held at the broker as collateral for open future contracts.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2019, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Core Fixed Income Fund	$1,259,318,077	$64,123,066	$(25,147,172)	$38,975,894

Abbreviations used in this schedule:
ABS	— Asset-Based Security
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
GO	— General Obligation
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Incorporation
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits

Summary of Investments by Security Type^
Corporate Bonds & Notes	26.3%
Mortgage-Backed Securities	26.1
U.S. Government Agencies & Obligations	24.7
Collateralized Mortgage Obligations	8.9
Sovereign Bonds	2.6
Asset-Backed Securities	1.6
Senior Loans	1.0
Municipal Bonds	0.3
Purchased Options	0.0	*
Preferred Stock	0.0	*
Short-Term Investments	8.5

	100.0	%+

^	As a percentage of total investments.
*	Position represents less than 0.05%.
+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2019, Core Fixed Income Fund held the following Options Contracts Purchased:

Currency Options

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price		Value
7,110,000	$7,110,000	OTC U.S. Dollar versus Euro, Call	CITI	10/21/19	EUR	1.13	$192,812
7,115,340	7,115,340	OTC U.S. Dollar versus Euro, Call	CITI	11/4/19	EUR	1.14	245,400

		Total Currency Options					$438,212

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
226	$27,093,516	U.S. Treasury 5-Year Note October Futures, Put	GSC	9/20/19	$118.00	$1,765
241	31,721,625	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/20/19	$133.00	52,719
110	14,478,750	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/20/19	$141.00	110
110	14,478,750	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/20/19	$141.50	110
339	44,620,875	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/20/19	$128.00	339
732	96,349,500	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/20/19	$130.00	80,063

		Total Options on Futures				$135,106

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $554,596)				$573,318

At August 31, 2019, Core Fixed Income Fund held the following Options Contracts Written:

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
452	$54,187,031	U.S. Treasury 5-Year Note November Futures, Put	GSC	10/25/19	$116.00	$7,063
91	11,977,875	U.S. Treasury 10-Year Note November Futures, Call	GSC	10/25/19	$133.50	38,391
362	47,648,250	U.S. Treasury 10-Year Note November Futures, Put	GSC	10/25/19	$126.00	11,312
133	17,506,125	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/20/19	$131.50	101,828
111	14,610,375	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/20/19	$131.00	38,156
133	17,506,125	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/20/19	$131.50	72,734

		Total Options on Futures				$269,484

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $353,204)				$269,484

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2019, Core Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	176	12/19	$42,905,450	$43,181,600	$276,150
90-Day Eurodollar June Futures	25	6/20	6,086,725	6,162,813	76,088
90-Day Eurodollar March Futures	19	3/21	4,628,163	4,694,663	66,500
Euro-BTP September Futures	76	9/19	11,149,027	12,137,425	988,398
U.S. Treasury 2-Year Note December Futures	435	12/19	93,939,755	94,010,976	71,221
U.S. Treasury 5-Year Note December Futures	176	12/19	21,023,301	21,115,875	92,574
U.S. Treasury Long Bond December Futures	88	12/19	14,510,268	14,542,000	31,732
U.S. Treasury Ultra Long Bond December Futures	236	12/19	46,103,403	46,595,250	491,847

					2,094,510

Contracts to Sell:
30-Day Federal Funds November Futures	156	11/19	63,932,989	63,893,611	39,378
Euro-Bund September Futures	246	9/19	46,224,525	48,422,603	(2,198,078)
Japan Government 10-Year Bond September Futures	5	9/19	7,222,876	7,305,248	(82,372)
U.S. Treasury 5-Year Note December Futures	25	12/19	2,988,727	2,999,415	(10,688)
U.S. Treasury 10-Year Note December Futures	242	12/19	31,841,244	31,875,937	(34,693)

					(2,286,453)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(191,943)

At August 31, 2019, Core Fixed Income Fund had deposited cash of $2,676,892 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2019, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	8,000,000	USD	161,943	CITI	$125,235	9/23/19	$(36,708)
Argentine Peso	5,340,869	USD	102,650	CITI	82,421	9/27/19	(20,229)
Australian Dollar	511,019	USD	354,908	CITI	344,562	10/17/19	(10,346)
Brazilian Real	10,500,000	USD	2,760,615	CITI	2,527,231	10/17/19	(233,384)
Brazilian Real	5,210,000	USD	1,371,414	CITI	1,253,988	10/17/19	(117,426)
Brazilian Real	6,019,000	USD	1,586,265	CITI	1,448,705	10/17/19	(137,560)
British Pound	545,347	USD	685,545	CITI	664,754	10/17/19	(20,791)
Canadian Dollar	13,347,647	USD	10,181,349	CITI	10,032,920	10/17/19	(148,429)
Euro	3,209,000	USD	3,626,491	CITI	3,540,598	10/23/19	(85,893)
Indian Rupee	260,147,303	USD	3,752,738	CITI	3,623,058	10/17/19	(129,680)
Indonesian Rupiah	78,867,595,537	USD	5,505,207	CITI	5,532,976	10/17/19	27,769
Mexican Peso	64,064,233	USD	3,301,463	CITI	3,173,018	10/17/19	(128,445)
South African Rand	8,680,000	USD	605,291	CITI	569,010	10/17/19	(36,281)

							(1,077,403)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Brazilian Real	13,576,677	USD	3,601,718	CITI	$3,267,752	10/17/19	$333,966
Chinese Offshore Renminbi	26,818,047	USD	3,901,318	CITI	3,739,772	10/17/19	161,546
Chinese Offshore Renminbi	3,196,254	USD	464,727	CITI	445,717	10/17/19	19,010
Euro	100,000	USD	112,008	CITI	110,281	10/17/19	1,727
Euro	300,000	USD	336,842	CITI	330,842	10/17/19	6,000
Euro	150,000	USD	168,721	CITI	165,421	10/17/19	3,300
Euro	100,000	USD	112,910	CITI	110,281	10/17/19	2,629
Euro	100,000	USD	112,459	CITI	110,281	10/17/19	2,178
Euro	100,000	USD	112,512	CITI	110,280	10/17/19	2,232
Euro	682,397	USD	773,732	CITI	752,551	10/17/19	21,181
Euro	150,000	USD	167,494	CITI	165,421	10/17/19	2,073
Japanese Yen	9,497,643	USD	88,184	CITI	89,695	10/17/19	(1,511)
Japanese Yen	10,000,000	USD	94,242	CITI	94,440	10/17/19	(198)
Japanese Yen	1,440,001	USD	13,623	CITI	13,600	10/17/19	23
Japanese Yen	1,700,001	USD	16,015	CITI	16,054	10/17/19	(39)
Japanese Yen	900,001	USD	8,545	CITI	8,500	10/17/19	45
Japanese Yen	990,001	USD	9,402	CITI	9,350	10/17/19	52
Japanese Yen	280,000	USD	2,596	CITI	2,644	10/17/19	(48)
Philippine Peso	120,583,000	USD	2,335,070	CITI	2,307,603	10/17/19	27,467
Russian Ruble	41,727,262	USD	646,013	CITI	621,866	10/17/19	24,147
Russian Ruble	33,887,448	USD	525,982	CITI	505,028	10/17/19	20,954

							626,734

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(450,669)

At August 31, 2019, Core Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Payment Paid	Unrealized Appreciation/ (Depreciation)
Pay	3-Month BRL-CDI-Compounded	8.410%	1/2/20	CITI	BRL 41,620,000	$306,925	$13,267	$293,658
Pay	3-Month BRL-CDI-Compounded	7.024%	1/4/27	CITI	BRL 18,325,000	(22,658)	7,444	(30,102)

						$284,267	$20,711	$263,556

At August 31, 2019, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	7.351%	4/5/21	28-Day	MXN	15,700,000	$1,845	$—	$1,845
Receive	3-Month USD-LIBOR	1.656%	8/23/49	6-Month	USD	5,400,000	(140,489)	(20,150)	(120,339)
Receive	3-Month USD-LIBOR	1.810%	11/15/44	6-Month	USD	1,314,000	(75,798)	1,758	(77,556)
Receive	3-Month USD-LIBOR	1.850%	4/30/26	6-Month	USD	15,990,000	(546,340)	3,795	(550,135)
Receive	3-Month USD-LIBOR	1.850%	11/15/44	6-Month	USD	1,944,000	(128,852)	(917)	(127,935)
Pay	3-Month USD-LIBOR	2.264%	4/11/22	6-Month	USD	15,125,000	296,812	—	296,812
Pay	3-Month USD-LIBOR	2.283%	5/8/22	6-Month	USD	14,005,000	284,310	—	284,310
Receive	3-Month USD-LIBOR	2.337%	4/11/25	6-Month	USD	6,220,000	(330,042)	—	(330,042)
Receive	3-Month USD-LIBOR	2.370%	5/8/25	6-Month	USD	5,735,000	(314,135)	—	(314,135)
Receive	3-Month USD-LIBOR	2.500%	1/31/26	6-Month	USD	18,438,000	(1,340,386)	(258,761)	(1,081,625)
Receive	3-Month USD-LIBOR	2.750%	8/15/44	6-Month	USD	3,825,000	(987,084)	(17,835)	(969,249)
Receive	3-Month USD-LIBOR	2.875%	5/15/44	6-Month	USD	2,137,000	(619,356)	3,084	(622,440)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	3.330%	2/15/44	6-Month	USD	3,917,000	$(1,435,414)	$(2,088)	$(1,433,326)
Receive	U.S. Federal Funds Effective Rate Index	1.550%	4/30/26	12-Month	USD	10,446,000	(337,494)	13,694	(351,188)

							$(5,672,423)	$(277,420)	$(5,395,003)

At August 31, 2019, Core Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swap on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Depreciation
Markit CDX North America Investment Grade Series 32 1-Year Index	(1.000)%	6/20/24	3-Month	0.540%	USD	16,100,000	$(373,747)	$(304,538)	$(69,209)

Centrally Cleared — Credit Default Swap on Indexes — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Appreciation
Markit CDX North America High Yield Series 32 5-Year Index	5.000%	6/20/24	3-Month	3.392%	USD	2,039,400	$158,337	$100,685	$57,652

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At August 31, 2019, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $1,287,880 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	GSC	— Goldman Sachs & Co.
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble

See pages 295-296 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 86.6%

Advertising — 0.1%
$56,000	B	MDC Partners Inc., Company Guaranteed Notes, 6.500% due 5/1/24(a)	$51,240

Aerospace/Defense — 0.9%
90,000	BB	BBA US Holdings Inc., Senior Unsecured Notes, 5.375% due 5/1/26(a)	94,275
		Bombardier Inc., Senior Unsecured Notes:
65,000	B-	6.000% due 10/15/22(a)	64,837
30,000	B-	6.125% due 1/15/23(a)	29,925
46,000	B-	7.875% due 4/15/27(a)	44,678
200,000	B-	TransDigm Inc., Company Guaranteed Notes, 6.500% due 5/15/25	209,250

		Total Aerospace/Defense	442,965

Agriculture — 0.1%
50,000	BBB	Altria Group Inc., Company Guaranteed Notes, 5.950% due 2/14/49	64,282

Apparel — 0.7%
140,000	BB-	Hanesbrands Inc., Company Guaranteed Notes, 4.875% due 5/15/26(a)	148,285
120,000	BB+	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	125,400
74,000	BB+	William Carter Co., Company Guaranteed Notes, 5.625% due 3/15/27(a)	79,086

		Total Apparel	352,771

Auto Manufacturers — 0.5%
70,000	Ba3(b)	Allison Transmission Inc., Senior Unsecured Notes, 4.750% due 10/1/27(a)	72,100
180,000	B-	Navistar International Corp., Company Guaranteed Notes, 6.625% due 11/1/25(a)	183,150

		Total Auto Manufacturers	255,250

Auto Parts & Equipment — 0.7%
		American Axle & Manufacturing Inc., Company Guaranteed Notes:
30,000	B	6.625% due 10/15/22	30,337
70,000	B	6.500% due 4/1/27	64,488
50,000	BB	Delphi Technologies PLC, Company Guaranteed Notes, 5.000% due 10/1/25(a)	43,375
		Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
126,000	B	Company Guaranteed Notes, 8.500% due 5/15/27(a)	123,165
70,000	B+	Senior Secured Notes, 6.250% due 5/15/26(a)	72,800

		Total Auto Parts & Equipment	334,165

Banks — 3.6%
200,000	BB+	Barclays PLC, Subordinated Notes, 5.088% (3-Month USD-LIBOR + 3.054%) due 6/20/30(c)	207,932
		CIT Group Inc.:
20,000	BB+	Senior Unsecured Notes, 5.250% due 3/7/25	22,450
130,000	BB	Subordinated Notes, 6.125% due 3/9/28	155,838
40,000	BB+	Citigroup Inc., Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(c)(d)	42,834
200,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(c)(d)	233,832
200,000	BB-	Credit Suisse Group AG, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.600%)(a)(c)(d)	213,163
200,000	BBB+	Danske Bank AS, Senior Unsecured Notes, 5.375% due 1/12/24(a)	220,685
240,000	Baa3(b)	HSBC Holdings PLC, Junior Subordinated Notes, 6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(c)(d)	246,864
200,000	B+	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(c)(d)	212,250
200,000	BB	UBS Group Funding Switzerland AG, Company Guaranteed Notes, 7.000% (5-Year USD Swap Rate + 4.344%)(a)(c)(d)	212,250

		Total Banks	1,768,098

Beverages — 0.2%
100,000	B	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(a)	104,628

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Building Materials — 1.0%
		Builders FirstSource Inc., Senior Secured Notes:
$71,000	BB-	5.625% due 9/1/24(a)	$74,195
17,000	BB-	6.750% due 6/1/27(a)	18,658
22,000	BB+	Masonite International Corp., Company Guaranteed Notes, 5.375% due 2/1/28(a)	23,293
		Standard Industries Inc., Senior Unsecured Notes:
8,000	BBB-	5.500% due 2/15/23(a)	8,220
225,000	BBB-	6.000% due 10/15/25(a)	237,656
10,000	BBB-	4.750% due 1/15/28(a)	10,087
		Summit Materials LLC/Summit Materials Finance Corp., Company Guaranteed Notes:
50,000	BB	5.125% due 6/1/25(a)	51,375
40,000	BB	6.500% due 3/15/27(a)	43,100
40,000	BB-	US Concrete Inc., Company Guaranteed Notes, 6.375% due 6/1/24	42,100

		Total Building Materials	508,684

Chemicals — 1.1%
6,000	BB-	Chemours Co. (The), Company Guaranteed Notes, 7.000% due 5/15/25	5,940
26,000	B-	Hexion Inc., Company Guaranteed Notes, 7.875% due 7/15/27(a)	25,285
54,000	BB-	Nufarm Australia Ltd./Nufarm Americas Inc., Company Guaranteed Notes, 5.750% due 4/30/26(a)	51,165
80,000	BB+	Olin Corp., Senior Unsecured Notes, 5.000% due 2/1/30	80,200
340,000	BB	Valvoline Inc., Company Guaranteed Notes, 5.500% due 7/15/24	355,300

		Total Chemicals	517,890

Coal — 0.0%
51,197	D	Murray Energy Corp., Secured Notes, 12.000% (9.000% cash and 3.000% PIK) due 4/15/24(a)(e)	5,120

Commercial Services — 4.0%
80,000	B	Carriage Services Inc., Company Guaranteed Notes, 6.625% due 6/1/26(a)	82,200
80,000	CCC	Flexi-Van Leasing Inc., Secured Notes, 10.000% due 2/15/23(a)	78,600
72,000	BB-	Harsco Corp., Company Guaranteed Notes, 5.750% due 7/31/27(a)	74,790
115,000	B-	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Company Guaranteed Notes, 6.375% due 8/1/23(a)	119,025
153,000	BB-	Laureate Education Inc., Company Guaranteed Notes, 8.250% due 5/1/25(a)	167,344
		Prime Security Services Borrower LLC/Prime Finance Inc.:
44,000	B-	Secured Notes, 9.250% due 5/15/23(a)	46,353
		Senior Secured Notes:
30,000	BB-	5.250% due 4/15/24(a)	31,062
80,000	BB-	5.750% due 4/15/26(a)	83,600
		Service Corp. International, Senior Unsecured Notes:
70,000	BB	7.500% due 4/1/27	84,350
50,000	BB	5.125% due 6/1/29	53,750
		ServiceMaster Co. LLC (The):
80,000	BB-	Company Guaranteed Notes, 5.125% due 11/15/24(a)	84,170
280,000	B	Senior Unsecured Notes, 7.450% due 8/15/27	311,850
47,000	CCC+	Team Health Holdings Inc., Company Guaranteed Notes, 6.375% due 2/1/25(a)	31,725
91,000	B	TMS International Corp., Senior Unsecured Notes, 7.250% due 8/15/25(a)	87,133
		United Rentals North America Inc., Company Guaranteed Notes:
210,000	BB-	5.875% due 9/15/26	226,012
50,000	BB-	6.500% due 12/15/26	54,563
20,000	BB-	5.500% due 5/15/27	21,535
180,000	BB-	5.250% due 1/15/30	193,050
110,000	B	Weight Watchers International Inc., Company Guaranteed Notes, 8.625% due 12/1/25(a)	110,825

		Total Commercial Services	1,941,937

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Computers — 0.5%
		Dell International LLC/EMC Corp.:
$105,000	BB	Company Guaranteed Notes, 7.125% due 6/15/24(a)	$110,694
90,000	BBB-	Senior Secured Notes, 6.020% due 6/15/26(a)	101,630
16,000	B+	MTS Systems Corp., Company Guaranteed Notes, 5.750% due 8/15/27(a)	16,760

		Total Computers	229,084

Distribution/Wholesale — 0.3%
22,000	B	IAA Inc., Senior Unsecured Notes, 5.500% due 6/15/27(a)	23,485
89,000	B+	KAR Auction Services Inc., Company Guaranteed Notes, 5.125% due 6/1/25(a)	92,115
25,000	BB+	Resideo Funding Inc., Company Guaranteed Notes, 6.125% due 11/1/26(a)	26,625

		Total Distribution/Wholesale	142,225

Diversified Financial Services — 2.1%
144,000	B-	Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes, 6.625% due 7/15/26(a)	153,360
90,000	BB-	Ally Financial Inc., Subordinated Notes, 5.750% due 11/20/25	103,388
60,000	BBB-	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 5.125% due 10/1/23(a)	63,852
		Navient Corp., Senior Unsecured Notes:
50,000	B+	5.000% due 10/26/20	51,312
50,000	B+	5.875% due 3/25/21	52,563
50,000	B+	6.625% due 7/26/21	53,625
50,000	B+	5.875% due 10/25/24	52,849
28,000	B+	6.750% due 6/15/26	30,030
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
80,000	BBB-	5.250% due 8/15/22(a)	84,700
140,000	BBB-	5.500% due 2/15/24(a)	151,571
200,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.250% due 1/15/28(a)	208,250

		Total Diversified Financial Services	1,005,500

Electric — 2.1%
		AES Corp., Senior Unsecured Notes:
19,000	BB+	5.500% due 4/15/25	19,879
195,000	BB+	6.000% due 5/15/26	209,818
		Calpine Corp.:
70,000	BB	Senior Secured Notes, 5.875% due 1/15/24(a)	71,670
		Senior Unsecured Notes:
10,000	B	5.500% due 2/1/24	10,112
66,000	B	5.750% due 1/15/25	67,238
152,000	BB	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.500% due 9/15/27(a)	156,750
		NRG Energy Inc., Company Guaranteed Notes:
155,000	BB	5.750% due 1/15/28	167,594
27,000	BB	5.250% due 6/15/29(a)	28,845
		Talen Energy Supply LLC:
40,000	B	Company Guaranteed Notes, 10.500% due 1/15/26(a)	36,460
60,000	BB	Senior Secured Notes, 6.625% due 1/15/28(a)	58,350
85,000	BB	Vistra Energy Corp., Company Guaranteed Notes, 8.125% due 1/30/26(a)	91,481
92,000	BB	Vistra Operations Co. LLC, Company Guaranteed Notes, 5.000% due 7/31/27(a)	95,220

		Total Electric	1,013,417

Electrical Components & Equipment — 0.4%
		Energizer Holdings Inc., Company Guaranteed Notes:
130,000	B+	6.375% due 7/15/26(a)	137,312
34,000	B+	7.750% due 1/15/27(a)	37,273

		Total Electrical Components & Equipment	174,585

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Electronics — 0.4%
$100,000	BB-	ADT Security Corp. (The), Senior Secured Notes, 4.125% due 6/15/23	$101,844
80,000	BB+	Vishay Intertechnology Inc., Senior Unsecured Notes, 2.250% due 6/15/25	74,465

		Total Electronics	176,309

Energy — Alternate Sources — 0.3%
		TerraForm Power Operating LLC, Company Guaranteed Notes:
65,000	BB-	step bond to yield, 6.625% due 6/15/25(a)	68,900
75,000	BB-	5.000% due 1/31/28(a)	78,470

		Total Energy — Alternate Sources	147,370

Engineering & Construction — 0.4%
90,000	B-	frontdoor Inc., Senior Unsecured Notes, 6.750% due 8/15/26(a)	97,875
110,000	BB-	TopBuild Corp., Company Guaranteed Notes, 5.625% due 5/1/26(a)	115,225

		Total Engineering & Construction	213,100

Entertainment — 2.6%
202,000	CCC+	AMC Entertainment Holdings Inc., Company Guaranteed Notes, 5.750% due 6/15/25	192,657
60,000	B	Boyne USA Inc., Secured Notes, 7.250% due 5/1/25(a)	65,775
113,000	B-	Caesars Resort Collection LLC/CRC Finco Inc., Company Guaranteed Notes, 5.250% due 10/15/25(a)	115,260
22,000	BB-	Cedar Fair LP, Company Guaranteed Notes, 5.250% due 7/15/29(a)	23,953
115,000	BB	Cinemark USA Inc., Company Guaranteed Notes, 4.875% due 6/1/23	117,587
102,000	B	Eldorado Resorts Inc., Company Guaranteed Notes, 6.000% due 4/1/25	108,630
23,000	CCC+	Golden Entertainment Inc., Senior Unsecured Notes, 7.625% due 4/15/26(a)	23,980
70,000	B-	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 5.875% due 11/1/24(a)	73,150
200,000	BB	Merlin Entertainments PLC, Company Guaranteed Notes, 5.750% due 6/15/26(a)	209,000
		Scientific Games International Inc.:
72,000	B-	Company Guaranteed Notes, 10.000% due 12/1/22	74,970
80,000	B+	Senior Secured Notes, 5.000% due 10/15/25(a)	82,859
90,000	BB+	Speedway Motorsports Inc., Company Guaranteed Notes, 5.125% due 2/1/23	91,575
90,000	B-	Stars Group Holdings BV/Stars Group US Co-Borrower LLC, Company Guaranteed Notes, 7.000% due 7/15/26(a)	95,738

		Total Entertainment	1,275,134

Environmental Control — 2.1%
		Clean Harbors Inc., Senior Unsecured Notes:
23,000	BB+	4.875% due 7/15/27(a)	24,380
14,000	BB+	5.125% due 7/15/29(a)	14,945
		Covanta Holding Corp., Senior Unsecured Notes:
175,000	B	5.875% due 3/1/24	180,250
70,000	B	5.875% due 7/1/25	73,237
		GFL Environmental Inc., Senior Unsecured Notes:
150,000	CCC+	5.375% due 3/1/23(a)	151,500
47,000	CCC+	7.000% due 6/1/26(a)	48,880
184,000	CCC+	8.500% due 5/1/27(a)	201,940
154,000	B+	Tervita Corp., Secured Notes, 7.625% due 12/1/21(a)	157,080
175,000	B+	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(a)	182,875

		Total Environmental Control	1,035,087

Food — 1.7%
38,000	BB-	Albertsons Cos LLC/Safeway Inc./New Albertsons LP/Albertson’s LLC, Company Guaranteed Notes, 5.875% due 2/15/28(a)	40,142
104,000	B-	Dole Food Co., Inc., Senior Secured Notes, 7.250% due 6/15/25(a)	100,880
62,000	BB-	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., Senior Unsecured Notes, 5.500% due 1/15/30(a)	65,844
110,000	BB+	Lamb Weston Holdings Inc., Company Guaranteed Notes, 4.875% due 11/1/26(a)	115,363

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Food — 1.7% — (continued)
$20,000	BB-	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.875% due 9/30/27(a)	$21,625
		Post Holdings Inc., Company Guaranteed Notes:
180,000	B+	5.500% due 3/1/25(a)	189,000
50,000	B+	5.000% due 8/15/26(a)	52,312
60,000	B-	Simmons Foods Inc., Secured Notes, 5.750% due 11/1/24(a)	57,150
205,000	BB	US Foods Inc., Company Guaranteed Notes, 5.875% due 6/15/24(a)	212,683

		Total Food	854,999

Forest Products & Paper — 0.6%
		Mercer International Inc., Senior Unsecured Notes:
175,000	BB-	6.500% due 2/1/24	180,906
110,000	BB-	5.500% due 1/15/26	108,922

		Total Forest Products & Paper	289,828

Gas — 0.3%
		AmeriGas Partners LP/AmeriGas Finance Corp., Senior Unsecured Notes:
70,000	Ba3(b)	5.625% due 5/20/24	74,638
80,000	Ba3(b)	5.500% due 5/20/25	85,000

		Total Gas	159,638

Hand/Machine Tools — 0.1%
		Colfax Corp., Company Guaranteed Notes:
19,000	BB+	6.000% due 2/15/24(a)	20,330
32,000	BB+	6.375% due 2/15/26(a)	34,840

		Total Hand/Machine Tools	55,170

Healthcare — Products — 0.3%
30,000	CCC-	Immucor Inc., Company Guaranteed Notes, 11.125% due 2/15/22(a)	30,525
115,000	BB	Teleflex Inc., Company Guaranteed Notes, 4.625% due 11/15/27	122,030

		Total Healthcare — Products	152,555

Healthcare — Services — 6.0%
100,000	CCC	ASP AMC Merger Sub Inc., Senior Unsecured Notes, 8.000% due 5/15/25(a)	67,750
		Catalent Pharma Solutions Inc., Company Guaranteed Notes:
130,000	B+	4.875% due 1/15/26(a)	132,600
26,000	B+	5.000% due 7/15/27(a)	27,303
		Centene Corp., Senior Unsecured Notes:
150,000	BB+	6.125% due 2/15/24	157,387
110,000	BB+	4.750% due 1/15/25	114,400
115,000	BB+	5.375% due 6/1/26(a)	123,228
90,000	BB	Charles River Laboratories International Inc., Company Guaranteed Notes, 5.500% due 4/1/26(a)	96,516
100,000	B-	CHS/Community Health Systems Inc., Senior Secured Notes, 8.000% due 3/15/26(a)	96,250
50,000	B+	DaVita Inc., Company Guaranteed Notes, 5.000% due 5/1/25	50,250
93,000	CCC+	Eagle Holding Co. II LLC, Unsecured Notes, 7.625% (7.625% cash or 8.375 PIK) due 5/15/22(a)(e)	94,279
940,000	NR	Escrow Magellan Health, 9.750% due 5/15/20(f)#	—
		HCA Inc.:
		Company Guaranteed Notes:
350,000	BB-	5.375% due 2/1/25	389,375
65,000	BB-	5.375% due 9/1/26	72,638
75,000	BB-	5.625% due 9/1/28	85,523
45,000	BB-	5.875% due 2/1/29	51,863
80,000	BB-	7.500% due 11/6/33	94,100
140,000	BB-	7.500% due 11/15/95	154,700
25,000	BBB-	Senior Secured Notes, 5.000% due 3/15/24	27,332

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Services — 6.0% — (continued)
$240,000	B-	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 7.125% due 6/1/24(a)	$215,714
98,000	B-	Polaris Intermediate Corp., Senior Unsecured Notes, 8.500% (8.500% cash or 9.250% PIK) due 12/1/22(a)(e)	82,810
80,000	B+	RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes, 8.250% due 5/1/23(a)	85,574
84,000	CCC+	RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Company Guaranteed Notes, 9.750% due 12/1/26(a)	89,985
20,000	B-	Select Medical Corp., Company Guaranteed Notes, 6.250% due 8/15/26(a)	20,860
		Tenet Healthcare Corp.:
		Senior Secured Notes:
60,000	BB-	6.000% due 10/1/20	62,370
10,000	Ba3(b)	4.625% due 9/1/24(a)	10,313
62,000	BB-	4.875% due 1/1/26(a)	63,789
62,000	BB-	5.125% due 11/1/27(a)	64,170
		Senior Unsecured Notes:
110,000	CCC+	8.125% due 4/1/22	118,926
120,000	CCC+	6.750% due 6/15/23	123,750
		WellCare Health Plans Inc., Senior Unsecured Notes:
69,000	BB	5.250% due 4/1/25	72,505
76,000	BB	5.375% due 8/15/26(a)	81,225

		Total Healthcare — Services	2,927,485

Home Builders — 1.3%
160,000	B+	Century Communities Inc., Company Guaranteed Notes, 5.875% due 7/15/25	165,552
80,000	B	Forestar Group Inc., Company Guaranteed Notes, 8.000% due 4/15/24(a)	86,300
		Lennar Corp., Company Guaranteed Notes:
80,000	BB+	4.500% due 4/30/24	85,300
30,000	BB+	5.875% due 11/15/24	33,562
80,000	BB+	4.750% due 11/29/27	87,400
		Taylor Morrison Communities Inc., Company Guaranteed Notes:
33,000	BB	5.875% due 6/15/27(a)	35,558
41,000	BB	5.750% due 1/15/28(a)	43,665
		William Lyon Homes Inc., Company Guaranteed Notes:
8,000	B+	7.000% due 8/15/22	8,025
70,000	B+	6.000% due 9/1/23	72,975
10,000	B+	5.875% due 1/31/25	10,150

		Total Home Builders	628,487

Household Products/Wares — 0.9%
		Central Garden & Pet Co., Company Guaranteed Notes:
165,000	BB	6.125% due 11/15/23	172,012
10,000	BB	5.125% due 2/1/28	10,150
225,000	B+	Spectrum Brands Inc., Company Guaranteed Notes, 5.750% due 7/15/25	235,125

		Total Household Products/Wares	417,287

Insurance — 0.8%
25,000	CCC+	Acrisure LLC/Acrisure Finance Inc., Senior Unsecured Notes, 10.125% due 8/1/26(a)	25,750
50,000	BB+	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 5.500% due 5/1/25(a)	53,250
23,000	CCC+	GTCR AP Finance Inc., Senior Unsecured Notes, 8.000% due 5/15/27(a)	23,460
105,000	CCC+	HUB International Ltd., Senior Unsecured Notes, 7.000% due 5/1/26(a)	106,838
40,000	BB+	Radian Group Inc., Senior Unsecured Notes, 4.875% due 3/15/27	40,850
139,000	CCC+	USI Inc., Senior Unsecured Notes, 6.875% due 5/1/25(a)	138,652

		Total Insurance	388,800

Internet — 1.5%
65,000	CCC+	EIG Investors Corp., Company Guaranteed Notes, 10.875% due 2/1/24	68,656
51,000	BB-	Go Daddy Operating Co. LLC/GD Finance Co., Inc., Company Guaranteed Notes, 5.250% due 12/1/27(a)	53,996

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Internet — 1.5% — (continued)
$80,000	BB	Match Group Inc., Senior Unsecured Notes, 6.375% due 6/1/24	$84,600
		Netflix Inc., Senior Unsecured Notes:
60,000	BB-	5.875% due 2/15/25	66,375
130,000	BB-	4.875% due 4/15/28	136,338
150,000	BB-	5.875% due 11/15/28	168,188
60,000	BB-	6.375% due 5/15/29(a)	69,300
79,000	B	Zayo Group LLC/Zayo Capital Inc., Company Guaranteed Notes, 6.375% due 5/15/25	81,567

		Total Internet	729,020

Investment Companies — 0.4%
		Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
125,000	BB+	6.250% due 2/1/22	129,062
66,000	BB+	6.250% due 5/15/26(a)	69,053

		Total Investment Companies	198,115

Iron/Steel — 0.3%
35,000	B+	Allegheny Ludlum LLC, Company Guaranteed Notes, 6.950% due 12/15/25	36,487
120,000	B	Allegheny Technologies Inc., Senior Unsecured Notes, 7.875% due 8/15/23	129,150

		Total Iron/Steel	165,637

Leisure Time — 0.9%
355,000	B+	Viking Cruises Ltd., Company Guaranteed Notes, 5.875% due 9/15/27(a)	369,200
90,000	BB	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	92,700

		Total Leisure Time	461,900

Lodging — 1.3%
20,000	CCC	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes, 10.250% due 11/15/22(a)	21,275
200,000	BB-	MGM China Holdings Ltd., Senior Unsecured Notes, 5.875% due 5/15/26(a)	208,500
		MGM Resorts International, Company Guaranteed Notes:
175,000	BB-	7.750% due 3/15/22	196,915
60,000	BB-	5.750% due 6/15/25	66,377
40,000	B-	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes, 5.875% due 5/15/25(a)	39,700
101,000	BB	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Company Guaranteed Notes, 5.250% due 5/15/27(a)	104,788

		Total Lodging	637,555

Machinery — Construction & Mining — 0.1%
30,000	BB+	BWX Technologies Inc., Company Guaranteed Notes, 5.375% due 7/15/26(a)	31,875

Machinery — Diversified — 0.3%
60,000	B	Cleaver-Brooks Inc., Senior Secured Notes, 7.875% due 3/1/23(a)	55,350
53,000	B	Cloud Crane LLC, Secured Notes, 10.125% due 8/1/24(a)	57,108
30,000	CCC	MAI Holdings Inc., (Restricted, cost — $30,000, acquired 6/14/18), Senior Secured Notes, 9.500% due 6/1/23(g)	13,650

		Total Machinery — Diversified	126,108

Media — 7.1%
110,000	NR	American Media LLC, Secured Notes, 10.500% due 12/31/26(a)	116,050
325,000	B	Cablevision Systems Corp., Senior Unsecured Notes, 5.875% due 9/15/22	348,465
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
150,000	BB	5.125% due 5/1/23(a)	153,825
205,000	BB	5.875% due 4/1/24(a)	213,969
40,000	BB	5.750% due 2/15/26(a)	42,450
110,000	BB	5.125% due 5/1/27(a)	116,599
24,000	BB	5.375% due 6/1/29(a)	25,710

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Media — 7.1% — (continued)
$60,000	BBB-	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.908% due 7/23/25	$66,351
		Clear Channel Worldwide Holdings Inc.:
9,000	B-	Company Guaranteed Notes, 9.250% due 2/15/24(a)	9,889
49,000	B+	Senior Secured Notes, 5.125% due 8/15/27(a)	51,389
		CSC Holdings LLC:
200,000	BB	Company Guaranteed Notes, 6.500% due 2/1/29(a)	224,500
100,000	B	Senior Unsecured Notes, 6.750% due 11/15/21	108,250
		Diamond Sports Group LLC/Diamond Sports Finance Co.:
77,000	B	Company Guaranteed Notes, 6.625% due 8/15/27(a)	80,850
78,000	BB	Senior Secured Notes, 5.375% due 8/15/26(a)	82,095
		DISH DBS Corp., Company Guaranteed Notes:
23,487	B-	6.750% due 6/1/21	21,116
80,000	B-	5.875% due 11/15/24	76,404
422,000	B-	7.750% due 7/1/26	415,670
		DISH Network Corp., Senior Unsecured Notes:
50,000	CCC+	2.375% due 3/15/24	43,802
15,000	CCC+	3.375% due 8/15/26	13,841
60,000	B-	Entercom Media Corp., Secured Notes, 6.500% due 5/1/27(a)	62,250
		iHeartCommunications Inc.:
20,000	B-	Company Guaranteed Notes, 8.375% due 5/1/27	25,454
1,924	BB-	Senior Secured Notes, 6.375% due 5/1/26	2,078
1,124	WR(b)	LBI Media Inc., Secured Notes, 13.500% due 4/15/20(a)(h)	59
2,000	CCC+	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Unsecured Notes, 7.875% due 5/15/24(a)	1,810
80,000	B+	Meredith Corp., Company Guaranteed Notes, 6.875% due 2/1/26	84,800
33,000	B	Nexstar Escrow Inc., Senior Secured Notes, 5.625% due 7/15/27(a)	34,485
20,000	B3	Scripps Escrow Inc., Senior Unsecured Notes, 5.875% due 7/15/27(a)	20,225
		Sirius XM Radio Inc., Company Guaranteed Notes:
96,000	BB	4.625% due 7/15/24(a)	100,440
8,000	BB	5.000% due 8/1/27(a)	8,470
70,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	89,896
80,000	B	Univision Communications Inc., Senior Secured Notes, 5.125% due 2/15/25(a)	77,591
400,000	BB	UPCB Finance IV Ltd., Senior Secured Notes, 5.375% due 1/15/25(a)	413,700
200,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.250% due 1/15/26(a)	205,750
150,000	B+	Ziggo BV, Senior Secured Notes, 5.500% due 1/15/27(a)	158,993

		Total Media	3,497,226

Metal Fabricate/Hardware — 0.2%
29,000	CCC	Hillman Group Inc.(The), Company Guaranteed Notes, 6.375% due 7/15/22(a)	25,882
89,000	B	Park-Ohio Industries Inc., Company Guaranteed Notes, 6.625% due 4/15/27	85,885

		Total Metal Fabricate/Hardware	111,767

Mining — 4.0%
400,000	BB+	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.125% due 5/15/28(a)	417,000
22,000	B	Eldorado Gold Corp., Secured Notes, 9.500% due 6/1/24(a)	23,760
		First Quantum Minerals Ltd., Company Guaranteed Notes:
30,000	B	7.000% due 2/15/21(a)	30,056
200,000	B	7.250% due 4/1/23(a)	189,000
200,000	B	6.875% due 3/1/26(a)	178,750
462,000	BB	Freeport-McMoRan Inc., Company Guaranteed Notes, 5.450% due 3/15/43	423,885
17,000	B-	Hecla Mining Co., Company Guaranteed Notes, 6.875% due 5/1/21	16,660
200,000	B+	Hudbay Minerals Inc., Company Guaranteed Notes, 7.625% due 1/15/25(a)	203,996
177,135	WR(b)	Midwest Vanadium Pty Ltd., Senior Secured Notes, 13.250% due 2/15/18(a)(h)	664

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Mining — 4.0% — (continued)
		New Gold Inc., Company Guaranteed Notes:
$26,000	B	6.250% due 11/15/22(a)	$25,610
110,000	B	6.375% due 5/15/25(a)	99,000
60,000	B+	Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes, 7.125% due 11/1/22(a)	37,650
150,000	B+	Novelis Corp., Company Guaranteed Notes, 5.875% due 9/30/26(a)	158,813
140,000	BBB-	Teck Resources Ltd., Senior Unsecured Notes, 6.250% due 7/15/41	158,235

		Total Mining	1,963,079

Miscellaneous Manufacturers — 0.1%
80,000	B	FXI Holdings Inc., Senior Secured Notes, 7.875% due 11/1/24(a)	71,200

Oil & Gas — 8.7%
5,000	BB	Antero Resources Corp., Company Guaranteed Notes, 5.625% due 6/1/23	4,637
		Ascent Resources Utica Holdings LLC/ARU Finance Corp., Senior Unsecured Notes:
30,000	BB-	10.000% due 4/1/22(a)	30,375
82,000	BB-	7.000% due 11/1/26(a)	68,548
		Berry Petroleum Co. LLC:
31,000	B+	Company Guaranteed Notes, 7.000% due 2/15/26(a)	28,597
		Senior Unsecured Notes:
310,000	NR	6.750% due 11/1/20(f)#	—
790,000	NR	6.375% due 9/15/22(f)#	—
72,000	B+	Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., Company Guaranteed Notes, 6.875% due 2/1/25	64,440
30,000	B+	Carrizo Oil & Gas Inc., Company Guaranteed Notes, 8.250% due 7/15/25	29,250
		Centennial Resource Production LLC, Company Guaranteed Notes:
70,000	BB-	5.375% due 1/15/26(a)	67,025
65,000	BB-	6.875% due 4/1/27(a)	65,325
		Chesapeake Energy Corp., Company Guaranteed Notes:
190,000	B+	5.500% due 9/15/26	120,252
25,000	B+	8.000% due 6/15/27	18,188
49,000	B	Citgo Holding Inc., Senior Secured Notes, 9.250% due 8/1/24(a)	51,940
100,000	B	Covey Park Energy LLC/Covey Park Finance Corp., Company Guaranteed Notes, 7.500% due 5/15/25(a)	71,500
216,000	BB-	CrownRock LP/CrownRock Finance Inc., Senior Unsecured Notes, 5.625% due 10/15/25(a)	214,650
81,000	BB-	CVR Refining LLC/Coffeyville Finance Inc., Company Guaranteed Notes, 6.500% due 11/1/22	82,215
190,000	BB+	Diamondback Energy Inc., Company Guaranteed Notes, 5.375% due 5/31/25	199,975
		Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes:
57,000	BB-	5.500% due 1/30/26(a)	59,494
278,000	BB-	5.750% due 1/30/28(a)	292,595
23,000	CCC	EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes, 7.750% due 5/15/26(a)	19,320
		Extraction Oil & Gas Inc., Company Guaranteed Notes:
140,000	B	7.375% due 5/15/24(a)	105,700
213,000	B	5.625% due 2/1/26(a)	141,645
120,000	B	Great Western Petroleum LLC/Great Western Finance Corp., Senior Unsecured Notes, 9.000% due 9/30/21(a)	106,500
125,000	BB-	Gulfport Energy Corp., Company Guaranteed Notes, 6.625% due 5/1/23	101,875
50,000	BB+	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes, 6.250% due 11/1/28(a)	46,250
10,000	B+	Indigo Natural Resources LLC, Senior Unsecured Notes, 6.875% due 2/15/26(a)	8,300
21,000	B+	Jagged Peak Energy LLC, Company Guaranteed Notes, 5.875% due 5/1/26	21,179
90,000	BB-	Matador Resources Co., Company Guaranteed Notes, 5.875% due 9/15/26	87,638
		MEG Energy Corp.:
120,000	BB-	Company Guaranteed Notes, 7.000% due 3/31/24(a)	114,750
30,000	BB	Secured Notes, 6.500% due 1/15/25(a)	30,262
150,750	B+	Northern Oil & Gas Inc., Secured Notes, 8.500% (8.500% cash or 1.000% PIK) due 5/15/23(e)	155,838

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 8.7% — (continued)
		Oasis Petroleum Inc., Company Guaranteed Notes:
$50,000	BB-	6.875% due 3/15/22	$46,750
37,000	BB-	6.875% due 1/15/23	33,670
		Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes:
105,000	BB-	5.250% due 8/15/25(a)	107,100
65,000	BB-	5.625% due 10/15/27(a)	67,275
173,000	BB	PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes, 7.250% due 6/15/25	179,861
		Petrobras Global Finance BV, Company Guaranteed Notes:
40,000	BB-	7.375% due 1/17/27	47,564
20,000	BB-	5.750% due 2/1/29	21,710
55,000	BB-	Precision Drilling Corp., Company Guaranteed Notes, 7.125% due 1/15/26(a)	49,362
60,000	BB	Range Resources Corp., Company Guaranteed Notes, 5.000% due 3/15/23	53,250
185,000	BB	Seven Generations Energy Ltd., Company Guaranteed Notes, 5.375% due 9/30/25(a)	177,831
240,000	B-	Shelf Drilling Holdings Ltd., Company Guaranteed Notes, 8.250% due 2/15/25(a)	214,800
		SM Energy Co., Senior Unsecured Notes:
141,000	BB-	6.750% due 9/15/26	120,555
35,000	BB-	6.625% due 1/15/27	29,925
48,000	BB-	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 5.500% due 2/15/26	49,920
80,000	B+	Teine Energy Ltd., Senior Unsecured Notes, 6.875% due 9/30/22(a)	81,000
84,550	B+	Transocean Guardian Ltd., Senior Secured Notes, 5.875% due 1/15/24(a)	85,713
		Transocean Inc., Company Guaranteed Notes:
84,000	B	7.250% due 11/1/25(a)	76,755
64,000	B	7.500% due 1/15/26(a)	58,720
80,000	B-	6.800% due 3/15/38	53,200
26,700	B+	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	27,205
		Whiting Petroleum Corp., Company Guaranteed Notes:
30,000	BB-	5.750% due 3/15/21	28,168
94,000	BB-	6.625% due 1/15/26	68,498
		WPX Energy Inc., Senior Unsecured Notes:
130,000	BB-	8.250% due 8/1/23	145,275
30,000	BB-	5.750% due 6/1/26	31,238

		Total Oil & Gas	4,263,608

Oil & Gas Services — 0.1%
25,000	B-	Nine Energy Service Inc., Senior Unsecured Notes, 8.750% due 11/1/23(a)	22,688

Packaging & Containers — 2.2%
200,000	B	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Company Guaranteed Notes, 6.000% due 2/15/25(a)	209,375
		Berry Global Inc., Secured Notes:
75,000	BB	5.125% due 7/15/23	77,156
19,000	BB	4.500% due 2/15/26(a)	18,953
22,000	BB	5.625% due 7/15/27(a)	23,155
25,000	BB-	Crown Americas LLC/Crown Americas Capital Corp. V, Company Guaranteed Notes, 4.250% due 9/30/26	26,031
160,000	BB-	Crown Americas LLC/Crown Americas Capital Corp. VI, Company Guaranteed Notes, 4.750% due 2/1/26	168,400
80,000	CCC+	Flex Acquisition Co., Inc., Senior Unsecured Notes, 7.875% due 7/15/26(a)	72,600
90,000	BB-	Greif Inc., Company Guaranteed Notes, 6.500% due 3/1/27(a)	94,725
		Pactiv LLC, Senior Unsecured Notes:
40,000	B-	7.950% due 12/15/25	43,300
90,000	B-	8.375% due 4/15/27	96,975
255,000	B-	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Company Guaranteed Notes, 7.000% due 7/15/24(a)	264,084

		Total Packaging & Containers	1,094,754

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Pharmaceuticals — 2.2%
		Bausch Health Americas Inc., Company Guaranteed Notes:
$180,000	B-	9.250% due 4/1/26(a)	$204,300
110,000	B-	8.500% due 1/31/27(a)	122,373
		Bausch Health Cos., Inc.:
		Company Guaranteed Notes:
12,000	B-	5.500% due 3/1/23(a)	12,165
55,000	B-	6.125% due 4/15/25(a)	56,787
80,000	B-	9.000% due 12/15/25(a)	90,000
28,000	B-	7.000% due 1/15/28(a)	29,412
		Senior Secured Notes:
123,000	BB-	7.000% due 3/15/24(a)	130,215
177,000	BB-	5.500% due 11/1/25(a)	186,289
17,000	BB-	5.750% due 8/15/27(a)	18,275
60,000	BB-	HLF Financing Sarl LLC/Herbalife International Inc., Company Guaranteed Notes, 7.250% due 8/15/26(a)	59,325
70,000	B+	Par Pharmaceutical Inc., Senior Secured Notes, 7.500% due 4/1/27(a)	65,450
80,000	BB	Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes, 2.950% due 12/18/22	70,100
15,000	B	Vizient Inc., Senior Unsecured Notes, 6.250% due 5/15/27(a)	16,163

		Total Pharmaceuticals	1,060,854

Pipelines — 3.8%
		Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes:
73,000	BB	5.375% due 9/15/24	69,168
57,000	BB	5.750% due 3/1/27(a)	52,440
		Blue Racer Midstream LLC/Blue Racer Finance Corp.:
100,000	B	Company Guaranteed Notes, 6.125% due 11/15/22(a)	101,000
80,000	B	Senior Unsecured Notes, 6.625% due 7/15/26(a)	79,150
		Cheniere Corpus Christi Holdings LLC, Senior Secured Notes:
200,000	BB	7.000% due 6/30/24	231,250
100,000	BB	5.125% due 6/30/27	110,750
20,000	NR	Cheniere Energy Inc., Senior Unsecured Notes, 4.250% due 3/15/45	15,550
80,000	BB	Cheniere Energy Partners LP, Senior Secured Notes, 5.250% due 10/1/25	83,000
43,000	BB-	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Company Guaranteed Notes, 5.625% due 5/1/27(a)	43,094
80,000	BB+	DCP Midstream Operating LP, Company Guaranteed Notes, 6.750% due 9/15/37(a)	84,400
39,000	BB+	EnLink Midstream LLC, Company Guaranteed Notes, 5.375% due 6/1/29	38,259
110,000	B+	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes, 5.625% due 6/15/24	105,600
60,000	B+	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 11/1/23	61,031
80,000	BBB-	NGPL PipeCo LLC, Senior Unsecured Notes, 7.768% due 12/15/37(a)	104,702
100,000	BB	Plains All American Pipeline LP, Junior Subordinated Notes, 6.125% (3-Month USD-LIBOR + 4.110%)(c)(d)	95,152
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
90,000	BBB-	7.500% due 7/15/38(a)	102,487
60,000	BBB-	6.875% due 4/15/40(a)	66,648
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
60,000	BB	4.250% due 11/15/23	60,150
80,000	BB	5.875% due 4/15/26	84,100
43,000	BB	6.500% due 7/15/27(a)	46,763
60,000	BB	5.000% due 1/15/28	60,450
68,000	BB	6.875% due 1/15/29(a)	75,310
60,000	BBB	Williams Cos., Inc. (The), Senior Unsecured Notes, 8.750% due 3/15/32	87,562

		Total Pipelines	1,858,016

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate — 0.6%
$164,000	B	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	$164,922
115,000	BB-	Greystar Real Estate Partners LLC, Senior Secured Notes, 5.750% due 12/1/25(a)	118,203
15,000	BB-	Hunt Cos., Inc., Senior Secured Notes, 6.250% due 2/15/26(a)	14,625

		Total Real Estate	297,750

Real Estate Investment Trusts (REITs) — 2.3%
50,000	BB	CoreCivic Inc., Company Guaranteed Notes, 5.000% due 10/15/22	49,687
60,000	BB	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.250% due 6/1/25	61,961
80,000	BB-	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(a)	82,900
220,000	B+	GEO Group Inc. (The), Company Guaranteed Notes, 6.000% due 4/15/26	191,400
120,000	BBB-	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.750% due 6/1/28	136,820
120,000	B	Iron Mountain Inc., Company Guaranteed Notes, 5.750% due 8/15/24	121,800
		MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes:
80,000	BB-	4.500% due 9/1/26	84,200
23,000	BB-	5.750% due 2/1/27(a)	25,420
		MPT Operating Partnership LP / MPT Finance Corp., Company Guaranteed Notes:
50,000	BBB-	5.000% due 10/15/27	53,500
60,000	BBB-	4.625% due 8/1/29	62,513
16,000	BB-	RHP Hotel Properties LP/RHP Finance Corp., Company Guaranteed Notes, 5.000% due 4/15/23	16,480
201,754	BB	VICI Properties 1 LLC/VICI FC Inc., Secured Notes, 8.000% due 10/15/23	221,425

		Total Real Estate Investment Trusts (REITs)	1,108,106

Retail — 3.2%
		1011778 BC ULC/New Red Finance Inc.:
232,000	B	Secured Notes, 5.000% due 10/15/25(a)	240,120
150,000	BB-	Senior Secured Notes, 4.250% due 5/15/24(a)	155,214
60,000	BB+	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	62,100
80,000	BB	FirstCash Inc., Company Guaranteed Notes, 5.375% due 6/1/24(a)	83,400
		Golden Nugget Inc.:
197,000	CCC+	Company Guaranteed Notes, 8.750% due 10/1/25(a)	207,096
82,000	CCC+	Senior Unsecured Notes, 6.750% due 10/15/24(a)	84,050
160,000	BB	L Brands Inc., Company Guaranteed Notes, 5.250% due 2/1/28	146,400
170,000	BB+	Murphy Oil USA Inc., Company Guaranteed Notes, 5.625% due 5/1/27	179,350
		Party City Holdings Inc., Company Guaranteed Notes:
25,000	B-	6.125% due 8/15/23(a)(i)	25,062
105,000	B-	6.625% due 8/1/26(a)(i)	100,275
150,000	BB+	Reliance Intermediate Holdings LP, Senior Secured Notes, 6.500% due 4/1/23(a)	154,875
70,000	BB-	Sally Holdings LLC/Sally Capital Inc., Company Guaranteed Notes, 5.625% due 12/1/25	70,350
70,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.875% due 3/1/27	71,138

		Total Retail	1,579,430

Semiconductors — 0.6%
100,000	BB	Amkor Technology Inc., Senior Unsecured Notes, 6.625% due 9/15/27(a)	109,373
10,000	NR	Cree Inc., Senior Unsecured Notes, 0.875% due 9/1/23(a)	10,335
55,000	BB	Entegris Inc., Company Guaranteed Notes, 4.625% due 2/10/26(a)	56,925
100,000	BB+	Sensata Technologies UK Financing Co. PLC, Company Guaranteed Notes, 6.250% due 2/15/26(a)	106,721

		Total Semiconductors	283,354

Software — 1.4%
97,000	CCC+	Camelot Finance SA, Company Guaranteed Notes, 7.875% due 10/15/24(a)	101,607

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Software — 1.4% — (continued)
		CDK Global Inc., Senior Unsecured Notes:
$80,000	BB+	5.875% due 6/15/26	$85,268
70,000	BB+	4.875% due 6/1/27	72,677
22,000	BB+	5.250% due 5/15/29(a)	22,743
80,000	B	Donnelley Financial Solutions Inc., Company Guaranteed Notes, 8.250% due 10/15/24	83,000
215,000	BB	j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Company Guaranteed Notes, 6.000% due 7/15/25(a)	227,072
149,000	CCC-	Riverbed Technology Inc., Company Guaranteed Notes, 8.875% due 3/1/23(a)	87,910
20,000	B+	SS&C Technologies Inc., Company Guaranteed Notes, 5.500% due 9/30/27(a)	21,038

		Total Software	701,315

Telecommunications — 7.4%
510,000	B	Altice France SA, Senior Secured Notes, 7.375% due 5/1/26(a)	545,700
		CenturyLink Inc., Senior Unsecured Notes:
50,000	B+	6.450% due 6/15/21	52,812
70,000	B+	6.750% due 12/1/23	76,037
52,000	B-	CommScope Inc., Company Guaranteed Notes, 8.250% due 3/1/27(a)	51,155
		CommScope Technologies LLC, Company Guaranteed Notes:
149,000	B-	6.000% due 6/15/25(a)	133,728
40,000	B-	5.000% due 3/15/27(a)	33,650
120,000	BB	Hughes Satellite Systems Corp., Company Guaranteed Notes, 6.625% due 8/1/26	129,600
		Intelsat Jackson Holdings SA:
51,000	CCC+	Company Guaranteed Notes, 8.500% due 10/15/24(a)	50,745
150,000	B	Senior Secured Notes, 8.000% due 2/15/24(a)	156,563
		Level 3 Financing Inc., Company Guaranteed Notes:
100,000	BB	5.125% due 5/1/23	102,004
40,000	BB	5.375% due 1/15/24	40,800
90,000	BB	5.250% due 3/15/26	94,050
10,000	B+	Level 3 Parent LLC, Senior Unsecured Notes, 5.750% due 12/1/22	10,100
		Sprint Capital Corp., Company Guaranteed Notes:
127,000	B	6.875% due 11/15/28	141,129
105,000	B	8.750% due 3/15/32	131,773
		Sprint Communications Inc., Senior Unsecured Notes:
160,000	B	11.500% due 11/15/21	188,400
15,000	B	6.000% due 11/15/22	16,003
		Sprint Corp., Company Guaranteed Notes:
150,000	B	7.250% due 9/15/21	161,730
200,000	B	7.875% due 9/15/23	225,500
280,000	B	7.625% due 3/1/26	315,350
240,000	BB+	Telecom Italia SpA, Senior Unsecured Notes, 5.303% due 5/30/24(a)	257,700
		T-Mobile USA Inc., Company Guaranteed Notes:
460,000	BB+	6.500% due 1/15/26(f)	495,650
45,000	BB+	4.500% due 2/1/26(f)	46,856
60,000	BB+	4.750% due 2/1/28(f)	63,374
33,000	BB+	ViaSat Inc., Senior Secured Notes, 5.625% due 4/15/27(a)	35,145
56,000	CCC	West Corp., Company Guaranteed Notes, 8.500% due 10/15/25(a)	43,680
70,000	WD(j)	Windstream Services LLC/Windstream Finance Corp., Secured Notes, 10.500% due 6/30/24(a)(h)(k)	43,750

		Total Telecommunications	3,642,984

Toys/Games/Hobbies — 0.2%
90,000	BB-	Mattel Inc., Company Guaranteed Notes, 6.750% due 12/31/25(a)	92,700

Transportation — 1.1%
140,000	B-	Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes, 8.125% due 11/15/21(a)	114,537

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

Transportation — 1.1% — (continued)
$160,000	B-	Watco Cos. LLC/Watco Finance Corp., Company Guaranteed Notes, 6.375% due 4/1/23(a)	$163,800
100,000	B+	XPO CNW Inc., Senior Unsecured Notes, 6.700% due 5/1/34	98,500
160,000	BB-	XPO Logistics Inc., Company Guaranteed Notes, 6.125% due 9/1/23(a)	165,840

		Total Transportation	542,677

Trucking & Leasing — 0.5%
240,000	BB+	DAE Funding LLC, Company Guaranteed Notes, 5.000% due 8/1/24(a)	251,760

		TOTAL CORPORATE BONDS & NOTES (Cost — $41,582,396)	42,426,568

SENIOR LOANS — 6.8%
148,858	NR	AlixPartners LLP, 4.862% (1-Month USD-LIBOR + 2.750%) due 4/4/24	149,230
100,000	NR	Allied Universal Holdco LLC, (Restricted, cost — $100,000, acquired 8/16/19) due 7/10/26(g)(l)	100,037
166,995	NR	Ancestry.com Operations Inc., (Restricted, cost — $167,204, acquired 11/21/17), 5.870% (1-Month USD-LIBOR + 3.750%) due 10/19/23(g)	166,526
40,342	NR	Applied Systems Inc., 5.330% (3-Month USD-LIBOR + 3.000%) due 9/19/24	40,281
315,000	NR	Asurion LLC, 8.612% (1-Month USD-LIBOR + 6.500%) due 8/4/25	320,180
29,925	NR	athenahealth Inc., (Restricted, cost — $29,372, acquired 2/7/19), 6.681% (1-Month USD-LIBOR + 4.500%/3-Month USD-LIBOR + 4.500%) due 2/11/26(g)	29,841
127,725	NR	Big River Steel LLC, 7.330% (3-Month USD-LIBOR + 5.000%) due 8/23/23	128,284
23,854	NR	CenturyLink Inc., 4.862% (1-Month USD-LIBOR + 2.750%) due 1/31/25	23,552
100,000	NR	CEOC LLC, (Restricted, cost — $99,875, acquired 8/16/19) due 10/7/24(g)(l)	99,969
35,910	NR	CSC Holdings LLC, 5.195% (1-Month USD-LIBOR + 3.000%) due 4/15/27	36,094
40,000	NR	Diamond Sports Group LLC, (Restricted, cost — $39,803, acquired 7/18/19), 5.420% (3-Month USD-LIBOR + 3.250%) due 8/24/26(g)	40,092
240,018	NR	EIG Investors Corp., 5.882% (3-Month USD-LIBOR + 3.750%) due 2/9/23	236,417
80,000	NR	Global Tel*Link Corp., (Restricted, cost — $76,607, acquired 8/16/19) due 11/29/25(g)(l)	76,660
186,278	NR	Graftech International Ltd., 5.612% (1-Month USD-LIBOR + 3.500%) due 2/12/25	181,698
69,475	NR	Herbalife Nutrition Ltd., 5.362% (1-Month USD-LIBOR + 3.250%) due 8/18/25	69,556
27,929	NR	Hillman Group Inc., 6.112% (1-Month USD-LIBOR + 4.000%) due 5/30/25	27,147
		iHeartCommunications Inc.:
64,000	NR	due 7/30/19(f)(l)	42,993
71,827	NR	(Restricted, cost — $72,252, acquired 5/1/19), 6.230% (1-Month USD-LIBOR + 4.000%) due 5/1/26(g)	72,155
60,947	NR	Infor (US) Inc., 5.080% (3-Month USD-LIBOR + 2.750%) due 2/1/22	60,985
100,000	NR	Intelsat Jackson Holdings SA, 6.625% due 1/2/24	101,313
40,000	NR	Jane Street Group, LLC, (Restricted, cost — $39,851, acquired 8/16/19) due 8/25/22(g)(l)	39,842
80,000	NR	McAfee, LLC, (Restricted, cost — $80,088, acquired 8/16/19) due 9/30/24(g)(l)	80,165
75,501	NR	National Mentor Holdings Inc., 6.370% (1-Month USD-LIBOR + 4.250%) due 3/9/26	75,533
99,445	NR	Navistar Inc., 5.700% (1-Month USD-LIBOR + 3.500%) due 11/6/24	99,321
123,660	NR	Panda Temple Power LLC, (Restricted, cost — $122,143, acquired 2/7/18), 10.145% (1-Month USD-LIBOR + 8.000%) due 2/7/23(g)(k)	124,279
60,000	NR	Panther BF Aggregator 2 LP, (Restricted, cost — $59,905, acquired 4/3/19), 5.612% (1-Month USD-LIBOR + 3.500%) due 4/30/26(g)	59,250
186,185	NR	PetSmart Inc., (Restricted, cost — $166,061, acquired 12/13/17), 6.210% (1-Month USD-LIBOR + 4.000%) due 3/11/22(g)	181,182
89,100	NR	Ply Gem Midco Inc., (Restricted, cost — $88,837, acquired 3/29/18), 5.951% (1-Month USD-LIBOR + 3.750%) due 4/12/25(g)	86,761
107,831	NR	Radnet Management Inc., (Restricted, cost — $107,655, acquired 8/16/17), 5.858% (3-Month USD-LIBOR + 3.500%/3-Month USD-PRIME + 2.750%) due 6/30/23(g)	107,831
39,800	NR	Regionalcare Hospital Partners Holdings Inc., (Restricted, cost — $39,446, acquired 11/14/18), 6.645% (1-Month USD-LIBOR + 4.500%) due 11/16/25(g)	39,750
69,650	NR	Sedgwick Claims Management Services Inc., 5.362% (1-Month USD-LIBOR + 3.250%) due 12/31/25	67,710

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SENIOR LOANS — 6.8% — (continued)
$80,000	NR	Spencer Spirit IH LLC, (Restricted, cost — $78,443, acquired 6/14/19), 8.182% (1-Month USD-LIBOR + 6.000%) due 6/19/26(g)	$79,000
97,791	NR	SS&C Technologies Holdings Inc., 4.362% (1-Month USD-LIBOR + 2.250%) due 4/16/25	97,974
39,245	NR	Stars Group Holdings BV, 5.830% (3-Month USD-LIBOR + 3.500%) due 7/10/25	39,414
20,842	NR	Transdigm Inc., 4.830% (3-Month USD-LIBOR + 2.500%) due 5/30/25	20,667
140,000	NR	US Renal Care Inc., (Restricted, cost — $137,275, acquired 6/14/19), 7.112% (1-Month USD-LIBOR + 5.000%) due 6/26/26(g)	134,283

		TOTAL SENIOR LOANS (Cost — $3,355,731)	3,335,972

Shares/Units

COMMON STOCKS — 0.8%

COMMUNICATIONS — 0.0%

Advertising — 0.0%
800		Clear Channel Outdoor Holdings Inc., Class A Shares	2,080

Media — 0.0%
88		iHeartMedia Inc., Class A Shares*	1,214

		TOTAL COMMUNICATIONS	3,294

CONSUMER CYCLICAL — 0.0%

Lodging — 0.0%
9,953		Bossier Casino Venture Holdco Inc.*(f)(k)#	2,103

ENERGY — 1.0%

Energy — Alternate Sources — 0.4%
7,886		T1 Power Holdings LLC*	173,492

Energy Equipment & Services — 0.0%
17,453		Hercules Offshore Inc.*(f)(k)#	11,433

Oil & Gas — 0.6%
21,403		Berry Petroleum Corp.	171,010
7,241		Montage Resources Corp.	21,578

		Total Oil & Gas	192,588

		TOTAL ENERGY	377,513

FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
68		MWO Holdings, ADR*(f)(k)#	5,202

		TOTAL COMMON STOCKS (Cost — $2,274,453)	388,112

PREFERRED STOCKS — 0.2%

FINANCIALS — 0.2%

Banks — 0.2%
3,884		GMAC Capital Trust I, 7.943% (3-Month USD-LIBOR + 5.785%) due 2/15/40(c)	101,761

Diversified Financial Services — 0.0%
1,175		B. Riley Financial Inc., 6.875% due 9/30/23	30,550

		TOTAL PREFERRED STOCKS (Cost — $97,539)	132,311

WARRANT — 0.0%

Media — 0.0%
252		iHeartMedia Inc., expires 5/1/39*
		(Cost — $4,488)	3,276

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value

SOVEREIGN BOND — 0.1%

Argentina — 0.1%
$150,000	CCC-	Argentine Republic Government International Bonds, 7.500% due 4/22/26 (Cost — $159,450)	$58,687

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $47,474,057)	46,344,926

SHORT-TERM INVESTMENTS (m) — 5.0%

MONEY MARKET FUND — 0.3%
125,726		Invesco STIT — Government & Agency Portfolio, 1.998%, Institutional Class(n) (Cost — $125,726)	125,726

TIME DEPOSITS — 4.7%
229,221		ANZ National Bank — London, 1.490% due 9/3/19	229,221
2,078,208		Banco Santander SA — Frankfurt, 1.490% due 9/3/19	2,078,208

		TOTAL TIME DEPOSITS (Cost — $2,307,429)	2,307,429

		TOTAL SHORT-TERM INVESTMENTS (Cost — $2,433,155)	2,433,155

		TOTAL INVESTMENTS — 99.7% (Cost — $49,907,212)	48,778,081

		Other Assets in Excess of Liabilities — 0.3%	132,954

		TOTAL NET ASSETS — 100.0%	$48,911,035

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $24,079,805 and represents 49.1% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2019 amounts to approximately $1,531,273 and represents 3.1% of net assets.
(h)	Security is currently in default.
(i)	All or a portion of this security is on loan (See Note 1).
(j)	Rating by Fitch Ratings Service. All ratings are unaudited.
(k)	Illiquid security.
(l)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Inclusive of all short term holdings, including investment of collateral received from securities lending transactions. Excluding such collateral, the percentage of portfolio holdings would be 4.7%.
(n)	Represents investment of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

See Notes to Financial Statements.

Schedules of Investments

(continued)

At August 31, 2019, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
High Yield Fund	$50,374,433	$2,161,943	$(3,758,295)	$(1,596,352)

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
PRIME	— Prime Lending Rate

See pages 295-296 for definitions of ratings.

High Yield Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	87.2%
Senior Loans	6.9
Common Stocks	0.8
Preferred Stocks	0.3
Sovereign Bond	0.1
Warrant	0.0	*
Short-Term Investments	4.7

	100	%+

^	As a percentage of total investments.
*	Position represents less than 0.05%.
+	Does not reflect investments of collateral received from securities lending transactions.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SOVEREIGN BONDS — 54.1%

Argentina — 0.1%
4,000,000	ARS	Argentina Bonar Bonds, 54.553% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(a)	$34,952
7,120,000	ARS	Argentina POM Politica Monetaria, 66.380% due 6/21/20(a)	56,831
200,000	EUR	Argentine Republic Government International Bonds, 3.375% due 1/15/23	87,045

		Total Argentina	178,828

Brazil — 3.2%
5,900,000	BRL	Brazil Letras do Tesouro Nacional, zero coupon, due 4/1/20	1,381,653
3,900,000	BRL	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 5/15/21	3,288,336

		Total Brazil	4,669,989

Canada — 1.7%
3,100,000	CAD	Province of Ontario Canada, 3.150% due 6/2/22(SBB)	2,427,862

China — 3.0%
22,200,000	CNY	China Development Bank, 4.240% due 8/24/27	3,232,612
8,800,000	CNY	China Government Bonds, 3.220% due 12/6/25	1,242,063

		Total China	4,474,675

France — 6.1%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45	1,725,643
4,500,000	EUR	2.000% due 5/25/48(b)(c)	7,162,725

		Total France	8,888,368

Ireland — 1.0%
1,000,000	EUR	Ireland Government Bonds, 5.400% due 3/13/25	1,459,441

Israel — 0.2%
$200,000		Israel Government International Bonds, 3.250% due 1/17/28	220,830

Italy — 3.8%
		Italy Buoni Poliennali Del Tesoro:
700,000	EUR	2.500% due 11/15/25	858,086
700,000	EUR	2.100% due 7/15/26	841,373
1,300,000	EUR	3.000% due 8/1/29	1,694,487
1,100,000	EUR	3.450% due 3/1/48(b)	1,598,756
400,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	621,531

		Total Italy	5,614,233

Japan — 19.5%
		Development Bank of Japan Inc.:
200,000		2.000% due 10/19/21	200,581
1,200,000		2.500% due 10/18/22	1,225,723
		Japan Bank for International Cooperation:
200,000		2.375% due 7/21/22	203,743
200,000		3.250% due 7/20/23	211,303
200,000		3.375% due 10/31/23	212,953
		Japan Finance Organization for Municipalities:
500,000		2.125% due 4/13/21(b)	501,851
200,000		2.625% due 4/20/22(b)	204,191
		Japan Government Ten Year Bonds:
530,000,000	JPY	0.100% due 3/20/29	5,182,022
120,000,000	JPY	0.100% due 6/20/29	1,173,257
		Japan Government Thirty Year Bonds:
210,000,000	JPY	1.700% due 9/20/44	2,759,600
310,000,000	JPY	1.400% due 9/20/45	3,884,948

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Japan — 19.5% — (continued)
202,000,000	JPY	0.500% due 9/20/46	$2,093,666
218,000,000	JPY	0.700% due 12/20/48	2,382,974
140,000,000	JPY	0.500% due 3/20/49	1,455,860
		Japan Government Twenty Year Bonds:
40,000,000	JPY	2.200% due 9/20/28	464,085
400,000,000	JPY	1.000% due 12/20/35	4,412,861
60,000,000	JPY	0.400% due 3/20/36	606,220
110,983,400	JPY	Japanese Government CPI Linked Bonds, 0.100% due 3/10/28	1,093,378
$400,000		Tokyo Metropolitan Government, 2.000% due 5/17/21(b)	400,109

		Total Japan	28,669,325

Kuwait — 0.7%
900,000		Kuwait International Government Bonds, 3.500% due 3/20/27(b)	989,621

Lithuania — 0.2%
300,000		Lithuania Government International Bonds, 6.125% due 3/9/21	318,021

Malaysia — 0.6%
3,800,000	MYR	Malaysia Government Bonds, 3.654% due 10/31/19	904,357

Peru — 0.6%
		Peruvian Government International Bonds:
1,300,000	PEN	6.350% due 8/12/28(b)	447,476
300,000	PEN	5.940% due 2/12/29	100,616
400,000	PEN	5.940% due 2/12/29(b)	134,155
700,000	PEN	6.950% due 8/12/31(b)	252,755

		Total Peru	935,002

Poland — 0.5%
2,700,000	PLN	Republic of Poland Government Bonds, 3.250% due 7/25/25	736,230

Qatar — 1.3%
		Qatar Government International Bonds:
200,000		4.500% due 1/20/22	211,613
1,000,000		3.875% due 4/23/23(b)	1,066,150
500,000		4.500% due 4/23/28(b)	586,563

		Total Qatar	1,864,326

Saudi Arabia — 0.8%
1,200,000		Saudi Government International Bonds, 2.375% due 10/26/21	1,210,358

Slovenia — 0.2%
250,000		Slovenia Government International Bonds, 5.250% due 2/18/24	284,213

Spain — 7.6%
		Autonomous Community of Catalonia:
500,000	EUR	4.950% due 2/11/20	561,242
100,000	EUR	4.900% due 9/15/21	119,577
100,000	EUR	4.220% due 4/26/35	137,804
		Spain Government Bonds:
300,000	EUR	0.250% due 7/30/24(b)	339,866
3,000,000	EUR	1.450% due 10/31/27(b)(c)	3,709,768
1,500,000	EUR	1.400% due 7/30/28(b)(c)	1,853,536
1,300,000	EUR	1.450% due 4/30/29(b)	1,619,195
1,100,000	EUR	0.600% due 10/31/29(b)	1,270,284
900,000	EUR	2.900% due 10/31/46(b)	1,453,311
100,000	EUR	2.700% due 10/31/48(b)	157,450

		Total Spain	11,222,033

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United Arab Emirates — 0.4%
		Abu Dhabi Government International Bonds:
$300,000		2.500% due 10/11/22(b)	$305,088
200,000		3.125% due 10/11/27(b)	216,951

		Total United Arab Emirates	522,039

United Kingdom — 2.6%
		United Kingdom Gilt:
1,400,000	GBP	3.250% due 1/22/44(c)	2,529,349
700,000	GBP	3.500% due 1/22/45(c)	1,326,949

		Total United Kingdom	3,856,298

		TOTAL SOVEREIGN BONDS (Cost — $70,887,299)	79,446,049

CORPORATE BONDS & NOTES — 30.4%

Canada — 0.6%
100,000		Enbridge Inc., Company Guaranteed Notes, 3.110% (3-Month USD-LIBOR + 0.700%) due 6/15/20(a)	100,286
100,000	EUR	Fairfax Financial Holdings Ltd., Senior Unsecured Notes, 2.750% due 3/29/28(b)	122,650
300,000		HSBC Bank Canada, Covered Notes, 3.300% due 11/28/21(b)	309,637
400,000		Toronto-Dominion Bank (The), Covered Notes, 2.100% due 7/15/22(b)	404,656

		Total Canada	937,229

Cayman Islands — 1.4%
300,000		CK Hutchison International 17 Ltd., Company Guaranteed Notes, 2.875% due 4/5/22(b)	303,707
		KSA Sukuk Ltd., Senior Unsecured Notes:
200,000		2.894% due 4/20/22(b)	205,110
500,000		4.303% due 1/19/29(b)	572,526
200,000		Sands China Ltd., Senior Unsecured Notes, 5.400% due 8/8/28	231,322
723,559		US Capital Funding II Ltd./US Capital Funding II Corp., Asset Backed, 3.003% (3-Month USD-LIBOR + 0.750%) due 8/1/34(a)(b)	688,322

		Total Cayman Islands	2,000,987

Denmark — 4.1%
		Jyske Realkredit AS, Covered Notes:
2,295,532	DKK	1.500% due 10/1/37	347,152
5,463,865	DKK	2.000% due 10/1/47	822,753
2,701	DKK	3.000% due 10/1/47	417
997,584	DKK	1.500% due 10/1/50	150,908
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
943,671	DKK	1.500% due 10/1/37	143,337
216,399	DKK	2.500% due 10/1/37	33,220
1	DKK	2.000% due 10/1/47	—
19,967	DKK	2.500% due 10/1/47	3,038
2,200,000	DKK	1.000% due 10/1/50	329,570
400,000	DKK	1.500% due 10/1/50	60,315
924,746	DKK	2.000% due 10/1/50	139,780
		Nykredit Realkredit AS, Covered Notes:
84,463	DKK	2.500% due 10/1/36	12,966
1	DKK	2.000% due 7/1/37	—
529,139	DKK	1.500% due 10/1/37	80,314
3,081,634	DKK	2.000% due 10/1/47	464,671
11,309	DKK	2.500% due 10/1/47	1,721
6,700,000	DKK	1.000% due 10/1/50	1,001,534
15,668,993	DKK	1.500% due 10/1/50	2,368,408

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Denmark — 4.1% — (continued)
		Realkredit Danmark AS, Covered Notes:
74,016	DKK	2.500% due 4/1/36	$11,367
1	DKK	2.000% due 10/1/37	—
45,523	DKK	2.500% due 7/1/47	6,931
1	DKK	2.000% due 10/1/47	—

		Total Denmark	5,978,402

France — 1.2%
100,000	GBP	BNP Paribas SA, Senior Unsecured Notes, 3.375% due 1/23/26	133,156
$250,000		Credit Agricole SA, Senior Unsecured Notes, 3.750% due 4/24/23(b)	261,986
700,000		Danone SA, Senior Unsecured Notes, 2.077% due 11/2/21(b)	698,513
		Dexia Credit Local SA, Government Liquid Guaranteed Notes:
500,000		1.875% due 9/15/21(b)	501,052
250,000		2.375% due 9/20/22(b)	254,636

		Total France	1,849,343

Germany — 1.7%
400,000		Aareal Bank AG, Pfandbriefe, 2.625% due 7/15/21	405,654
		Deutsche Bank AG, Senior Unsecured Notes:
400,000		3.093% (3-Month USD-LIBOR + 0.815%) due 1/22/21(a)	395,485
100,000		3.150% due 1/22/21	99,677
800,000		4.250% due 10/14/21	813,793
300,000		IHO Verwaltungs GmbH, Senior Secured Notes, 6.000% (6.000% cash or 6.750% PIK) due 5/15/27(b)(d)	301,500
400,000	EUR	Volkswagen Leasing GmbH, Company Guaranteed Notes, 0.096% (3-Month EURIBOR + 0.450%) due 7/6/21(a)	439,912

		Total Germany	2,456,021

Ireland — 1.3%
800,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 4.625% due 10/30/20	819,586
200,000	EUR	Bank of Ireland, Junior Subordinated Notes, 7.375% (5-Year EUR Swap Rate + 6.956%)(a)(e)	229,887
400,000		GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes, 2.342% due 11/15/20	397,391
200,000		Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 2.400% due 9/23/21	200,678
200,000		SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.000% due 7/15/22(b)	203,453

		Total Ireland	1,850,995

Italy — 0.3%
400,000	EUR	Banca Carige SpA, Covered Notes, 1.327% (3-Month EURIBOR + 1.700%) due 10/25/21(a)	444,872

Japan — 1.4%
		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
800,000		2.827% (3-Month USD-LIBOR + 0.540%) due 8/4/20(a)	801,200
200,000		2.091% due 9/14/21	199,421
400,000		Chugoku Electric Power Co., Inc. (The), Senior Secured Notes, 2.701% due 3/16/20	400,601
200,000		Mizuho Bank Ltd., Company Guaranteed Notes, 2.400% due 3/26/20(b)	200,302
400,000		NTT Finance Corp., Senior Unsecured Notes, 1.900% due 7/21/21	398,204

		Total Japan	1,999,728

Jersey Channel Islands — 0.2%
300,000	GBP	Kennedy Wilson Europe Real Estate Ltd., Senior Unsecured Notes, 3.950% due 6/30/22	377,166

Luxembourg — 0.2%
100,000		Allergan Funding SCS, Company Guaranteed Notes, 3.450% due 3/15/22	102,751
200,000		NORD/LB Luxembourg SA Covered Bonds Bank, Covered Notes, 2.875% due 2/16/21	202,724

		Total Luxembourg	305,475

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

Netherlands — 2.6%
$400,000		BMW Finance NV, Company Guaranteed Notes, 2.250% due 8/12/22(b)	$401,045
700,000	CAD	BNG Bank NV, Senior Unsecured Notes, 2.125% due 10/1/19(b)	526,616
		Cooperatieve Rabobank UA:
300,000	EUR	Junior Subordinated Notes, 5.500% (5-Year EUR Swap Rate + 5.250%)(a)(e)	342,491
300,000	EUR	Senior Unsecured Notes, 6.875% due 3/19/20	341,907
		ING Bank NV:
300,000	EUR	Senior Unsecured Notes, 0.375% due 11/26/21	335,057
600,000		Covered Notes, 2.625% due 12/5/22(b)	616,846
		Petrobras Global Finance BV, Company Guaranteed Notes:
170,000		6.125% due 1/17/22	182,733
500,000		6.250% due 3/17/24	557,625
50,000	EUR	Stichting AK Rabobank Certificaten, Junior Subordinated Notes, 6.500%(e)	68,443
400,000		Syngenta Finance NV, Company Guaranteed Notes, 3.698% due 4/24/20(b)	401,591

		Total Netherlands	3,774,354

Norway — 0.3%
400,000		DNB Boligkreditt AS, Covered Notes, 2.500% due 3/28/22(b)	407,862

Portugal — 0.1%
		Banco Espirito Santo SA, Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18(f)(g)	51,656
200,000	EUR	4.000% due 1/21/19(f)(g)	51,655

		Total Portugal	103,311

Singapore — 0.2%
200,000		BOC Aviation Ltd., Senior Unsecured Notes, 2.750% due 9/18/22(b)	200,547
100,000		DBS Bank Ltd., Covered Notes, 3.300% due 11/27/21(b)	102,843

		Total Singapore	303,390

Supranational — 0.6%
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	328,328
800,000	AUD	0.500% due 8/10/23	524,407

		Total Supranational	852,735

Sweden — 0.1%
2,000,000	SEK	Sveriges Sakerstallda Obligationer AB, Covered Notes, 2.000% due 6/17/26	229,522

Switzerland — 1.5%
		Credit Suisse Group AG, Senior Unsecured Notes:
300,000		2.997% (3-Month USD-LIBOR + 1.200%) due 12/14/23(a)(b)	304,287
250,000		4.282% due 1/9/28(b)	272,349
250,000		3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(b)	266,457
		UBS AG:
300,000		Senior Unsecured Notes, 2.200% due 6/8/20(b)	300,237
		Subordinated Notes:
250,000		7.625% due 8/17/22	282,286
400,000		5.125% due 5/15/24	431,598
400,000		UBS Group Funding Switzerland AG, Company Guaranteed Notes, 3.108% (3-Month USD-LIBOR + 0.950%) due 8/15/23(a)(b)	401,622

		Total Switzerland	2,258,836

United Kingdom — 6.3%
400,000		Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	441,286
		Barclays PLC:
		Junior Subordinated Notes:
700,000	EUR	6.500% (5-Year EUR Swap Rate + 5.875%)(a)(e)	772,065
400,000	GBP	7.000% (5-Year GBP Swap Rate + 5.084%)(a)(e)	488,214
600,000	GBP	7.125% (5-Year UK Government Note Generic Bid Yield + 6.579%)(a)(e)	756,527

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United Kingdom — 6.3% — (continued)
		Senior Unsecured Notes:
$600,000		4.291% (3-Month USD-LIBOR + 2.110%) due 8/10/21(a)	$610,874
200,000		4.610% (3-Month USD-LIBOR + 1.400%) due 2/15/23(a)	207,340
100,000		British Telecommunications PLC, Senior Unsecured Notes, 9.625% due 12/15/30	153,230
200,000	GBP	Co-operative Group Holdings 2011 Ltd., Company Guaranteed Notes, step bond to yield, 6.875% due 7/8/20	254,852
100,000	EUR	FCE Bank PLC, Senior Unsecured Notes, 1.660% due 2/11/21	112,408
		HSBC Holdings PLC, Senior Unsecured Notes:
400,000		2.724% (3-Month USD-LIBOR + 0.600%) due 5/18/21(a)	400,215
300,000		3.124% (3-Month USD-LIBOR + 1.000%) due 5/18/24(a)	300,593
600,000		Imperial Brands Finance PLC, Company Guaranteed Notes, 2.950% due 7/21/20(b)	603,243
400,000		Lloyds Bank PLC, Senior Unsecured Notes, 2.250% due 8/14/22	400,548
200,000	GBP	Marks & Spencer PLC, Senior Unsecured Notes, 3.000% due 12/8/23	252,058
200,000		Nationwide Building Society, Senior Unsecured Notes, 3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(a)(b)	205,525
100,000	GBP	RAC Bonds Co. PLC, Senior Secured Notes, 4.870% due 5/6/26	120,188
		Royal Bank of Scotland Group PLC:
200,000		Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(a)(e)	212,250
		Senior Unsecured Notes:
800,000		3.899% (3-Month USD-LIBOR + 1.550%) due 6/25/24(a)	798,779
200,000		4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(a)	210,046
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
400,000		4.796% (3-Month USD-LIBOR + 1.570%) due 11/15/24(a)	428,381
600,000		3.823% (3-Month USD-LIBOR + 1.400%) due 11/3/28(a)	618,254
97,550	GBP	Tesco Property Finance 4 PLC, Senior Secured Notes, 5.801% due 10/13/40	157,929
300,000	GBP	Virgin Media Secured Finance PLC, Senior Secured Notes, 4.875% due 1/15/27	382,240
300,000	GBP	Virgin Money PLC, Senior Unsecured Notes, 2.250% due 4/21/20	367,620

		Total United Kingdom	9,254,665

United States — 6.3%
100,000		American Honda Finance Corp., Senior Unsecured Notes, 2.637% (3-Month USD-LIBOR + 0.350%) due 11/5/21(a)	100,192
		AT&T Inc., Senior Unsecured Notes:
300,000		2.888% (3-Month USD-LIBOR + 0.750%) due 6/1/21(a)	301,489
300,000		3.253% (3-Month USD-LIBOR + 0.950%) due 7/15/21(a)	302,514
300,000	EUR	1.800% due 9/5/26	365,121
400,000		Aviation Capital Group LLC, Senior Unsecured Notes, 3.082% (3-Month USD-LIBOR + 0.950%) due 6/1/21(a)(b)	402,144
200,000		Bank of America Corp., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.931%)(a)(e)	217,620
		BAT Capital Corp., Company Guaranteed Notes:
100,000		2.765% (3-Month USD-LIBOR + 0.590%) due 8/14/20(a)	100,214
100,000		3.222% due 8/15/24	102,820
100,000		3.557% due 8/15/27	102,547
100,000		4.390% due 8/15/37	100,792
200,000		Campbell Soup Co., Senior Unsecured Notes, 3.650% due 3/15/23	208,427
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
250,000		3.579% due 7/23/20	252,414
700,000		4.464% due 7/23/22	738,931
400,000		Comcast Corp., Company Guaranteed Notes, 2.759% (3-Month USD-LIBOR + 0.440%) due 10/1/21(a)	401,063
300,000		Daimler Finance North America LLC, Company Guaranteed Notes, 2.611% (3-Month USD-LIBOR + 0.430%) due 2/12/21(a)(b)	299,681
250,000		Dell International LLC/EMC Corp., Senior Secured Notes, 4.420% due 6/15/21(b)	257,903

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

United States — 6.3% — (continued)
$200,000		Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 3.010% (3-Month USD-LIBOR + 0.600%) due 6/15/21(a)	$200,917
400,000		Duke Energy Corp., Senior Unsecured Notes, 3.101% (3-Month USD-LIBOR + 0.650%) due 3/11/22(a)	401,966
200,000		Emera US Finance LP, Company Guaranteed Notes, 2.700% due 6/15/21	201,496
200,000		EPR Properties, Company Guaranteed Notes, 4.500% due 6/1/27	213,972
100,000		Equifax Inc., Senior Unsecured Notes, 3.600% due 8/15/21	102,231
		Fidelity National Information Services Inc., Senior Unsecured Notes:
100,000	EUR	0.400% due 1/15/21	110,905
100,000	GBP	1.700% due 6/30/22	123,546
100,000	EUR	0.750% due 5/21/23	113,436
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
200,000		2.597% due 11/4/19	199,958
200,000		2.681% due 1/9/20	200,054
100,000		General Motors Financial Co., Inc., Company Guaranteed Notes, 3.161% (3-Month USD-LIBOR + 0.850%) due 4/9/21(a)	100,004
400,000		KLA Corp., Senior Unsecured Notes, 3.375% due 11/1/19	400,291
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, zero coupon, due 12/28/17(g)	18,363
100,000		McDonald’s Corp., Senior Unsecured Notes, 2.686% (3-Month USD-LIBOR + 0.430%) due 10/28/21(a)	99,922
400,000		Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	413,000
300,000		Progress Energy Inc., Senior Unsecured Notes, 4.400% due 1/15/21	307,762
100,000		Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23	102,931
100,000		Spectra Energy Partners LP, Company Guaranteed Notes, 3.179% (3-Month USD-LIBOR + 0.700%) due 6/5/20(a)	100,214
		Volkswagen Group of America Finance LLC, Company Guaranteed Notes:
300,000		2.946% (3-Month USD-LIBOR + 0.770%) due 11/13/20(a)(b)	301,358
200,000		3.875% due 11/13/20(b)	203,794
300,000		3.121% (3-Month USD-LIBOR + 0.940%) due 11/12/21(a)(b)	301,673
200,000		4.000% due 11/12/21(b)	207,274
300,000		WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 3.750% due 9/17/24(b)	320,407
300,000		Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.150% due 4/1/22	306,395

		Total United States	9,305,741

		TOTAL CORPORATE BONDS & NOTES (Cost — $44,579,302)	44,690,634

MORTGAGE-BACKED SECURITIES — 24.3%

CMHC — 0.3%
		Canadian Mortgage and Housing Corp. (CMHC):
143,919	CAD	2.063% due 6/1/20	108,091
458,973	CAD	2.263% due 7/1/20 — 8/1/20	345,298

		TOTAL CMHC	453,389

FNMA — 24.0%
		Federal National Mortgage Association (FNMA):
36,502		4.783% (1-Year CMT Index + 2.360%) due 11/1/34(a)	38,687
70,523		6.500% due 8/1/37	77,772
13,500,000		4.000% due 11/1/48(h)	14,041,490
1,585,230		3.000% due 1/1/22 — 9/1/49	1,617,083
19,000,000		3.500% due 11/1/48 — 10/1/49(h)	19,540,657

		TOTAL FNMA	35,315,689

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

GNMA — 0.0%
$2,993		Government National Mortgage Association II (GNMA), 6.000% due 9/20/38	$3,229

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $35,687,267)	35,772,307

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.7%
400,000		ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE5, Class M4, 3.045% (1-Month USD-LIBOR + 0.900%) due 8/25/35(a)	396,213
250,000	EUR	Adagio IV CLO Ltd., Series IV-A, Class A2R, 1.100% due 10/15/29(b)	274,323
358,320	GBP	Aggregator of Loans Backed by Assets PLC, Series 2015-1, Class A, 1.959% (1-Month GBP-LIBOR + 1.250%) due 4/24/49(a)	437,464
388,896	GBP	ALBA PLC, Series 2007-1, Class A3, 0.956% (3-Month GBP-LIBOR + 0.170%) due 3/17/39(a)	447,339
400,000		Apex Credit CLO 2016 Ltd., Series 2016-1A, Class ASR, 3.306% (3-Month USD-LIBOR + 1.050%) due 10/27/28(a)(b)	400,803
641,511		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 2.625% (1-Month USD-LIBOR + 0.480%) due 5/25/35(a)	617,592
18,974		Banc of America Funding Trust, Series 2006-A, Class 1A1, 4.742% due 2/20/36(a)	18,963
259,634		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 2.927% (1-Month USD-LIBOR + 0.450%) due 3/25/37(a)(b)	258,635
		Bear Stearns Adjustable Rate Mortgage Trust:
5,046		Series 2003-5, Class 1A2, 4.343% due 8/25/33(a)	5,047
7,019		Series 2003-7, Class 6A, 4.586% due 10/25/33(a)	7,200
20,426		Series 2004-2, Class 22A, 4.855% due 5/25/34(a)	20,311
5,680		Series 2004-2, Class 23A, 3.442% due 5/25/34(a)	5,331
79,806		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 4.159% due 1/26/36(a)	68,851
250,000	EUR	Black Diamond CLO Designated Activity Co., Series 2015-1A, Class A1R, 0.650% (3-Month EURIBOR + 0.650%) due 10/3/29(a)(b)	274,732
120,719		CHL Mortgage Pass-Through Trust, Series 2007-19, Class 2A1, 6.500% due 11/25/47	100,567
		Countrywide Alternative Loan Trust:
6,879		Series 2005-21CB, Class A3, 5.250% due 6/25/35	6,817
24,952		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	20,908
33,072		Series 2007-7T2, Class A9, 6.000% due 4/25/37	22,637
47,244		Series 2007-11T1, Class A12, 2.495% (1-Month USD-LIBOR + 0.350%) due 5/25/37(a)	20,828
		Countrywide Asset-Backed Certificates:
198,841		Series 2006-18, Class 2A2, 2.305% (1-Month USD-LIBOR + 0.160%) due 3/25/37(a)	197,711
91,487		Series 2007-12, Class 1A1, 2.885% (1-Month USD-LIBOR + 0.740%) due 8/25/47(a)	90,728
762,021		Series 2007-13, Class 1A, 2.985% (1-Month USD-LIBOR + 0.840%) due 10/25/47(a)	761,108
357,511		Series 2007-SEA2, Class 1A1, 3.145% (1-Month USD-LIBOR + 1.000%) due 8/25/47(a)(b)	355,054
		Countrywide Home Loan Mortgage Pass-Through Trust:
3,270		Series 2004-12, Class 11A1, 3.887% due 8/25/34(a)	3,126
83,033		Series 2005-2, Class 1A1, 2.785% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	77,490
7,337		Series 2005-3, Class 2A1, 2.725% (1-Month USD-LIBOR + 0.580%) due 4/25/35(a)	6,948
80,199		Series 2005-9, Class 1A3, 2.605% (1-Month USD-LIBOR + 0.460%) due 5/25/35(a)	74,635
24,400		Series 2005-11, Class 3A1, 2.815% due 4/25/35(a)	22,566
25,861		Series 2005-HYB9, Class 3A2A, 4.592% (1-Year USD-LIBOR + 1.750%) due 2/20/36(a)	22,982
760,522		Series 2007-4, Class 1A47, 6.000% due 5/25/37	589,100
530,363		Credit Suisse Mortgage Capital Certificates, Series 2007-NC1, Class 2A1, 2.745% (1-Month USD-LIBOR + 0.600%) due 9/25/37(a)	520,032
36,938		Credit Suisse Mortgage Capital Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	17,759
400,000		Crown Point CLO 6 Ltd., Series 2018-6A, Class A1, 3.448% (3-Month USD-LIBOR + 1.170%) due 10/20/28(a)(b)	400,024
161,802		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	64,304
639,310		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 2.895% (1-Month USD-LIBOR + 0.750%) due 10/25/47(a)	614,346

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.7% — (continued)
300,000	EUR	Dryden 46 Euro CLO 2016 BV, Series 2016-46A, Class A1R, 0.880% (3-Month EURIBOR + 0.880%) due 1/15/30(a)(b)	$330,269
$687,286		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 3.195% (1-Month USD-LIBOR + 1.050%) due 5/25/37(a)(b)	687,710
193,313	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.936% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(a)	226,084
401,035	GBP	Eurosail-UK PLC, Series 2007-4X, Class A3, 1.739% (3-Month GBP-LIBOR + 0.950%) due 6/13/45(a)	484,591
100,000		Evans Grove CLO Ltd., Series 2018-1A, Class A1, 3.064% (3-Month USD-LIBOR + 0.920%) due 5/28/28(a)(b)	99,107
		Federal Home Loan Mortgage Corp. (FHLMC):
27,414		Series T-35, Class A, 2.546% (1-Month USD-LIBOR + 0.140%) due 9/25/31(a)	27,151
38,767		Series T-62, Class 1A1, 3.681% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(a)	39,202
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
31,730		Series 2391, Class FJ, 2.695% (1-Month USD-LIBOR + 0.500%) due 4/15/28(a)	31,622
51,539		Series 2614, Class SJ, 13.626% (19.663% - 2.75% x 1-Month USD-LIBOR) due 5/15/33(a)	69,993
206,246		Series 4579, Class FD, 2.752% (1-Month USD-LIBOR + 0.350%) due 1/15/38(a)	205,166
206,246		Series 4579, Class SD, 1.994% due 1/15/38(a)(i)	14,317
6,547		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	7,546
		Federal National Mortgage Association (FNMA), REMICS:
6,542		Series 2003-34, Class A1, 6.000% due 4/25/43	7,514
13,986		Series 2006-48, Class TF, 2.545% (1-Month USD-LIBOR + 0.400%) due 6/25/36(a)	14,009
104,548		Series 2009-104, Class FA, 2.945% (1-Month USD-LIBOR + 0.800%) due 12/25/39(a)	106,547
46,329		Federal National Mortgage Association (FNMA), REMICS Trust, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	52,441
323,821		Figueroa CLO Ltd., Series 2014-1A, Class AR, 3.203% (3-Month USD-LIBOR + 0.900%) due 1/15/27(a)(b)	323,626
228,431		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 2.505% (1-Month USD-LIBOR + 0.360%) due 10/25/35(a)	228,150
89,328		Flagship VII Ltd., Series 2013-7A, Class A1R, 3.398% (3-Month USD-LIBOR + 1.120%) due 1/20/26(a)(b)	89,398
40,121		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 4.144% due 11/19/35(a)	38,564
428,432		Government National Mortgage Association, Series 2016-H15, Class FA, 3.180% (1-Month USD-LIBOR + 0.800%) due 7/20/66(a)	431,673
		GSR Mortgage Loan Trust:
10,741		Series 2003-1, Class A2, 4.300% (1-Year CMT Index + 1.750%) due 3/25/33(a)	10,890
182,656		Series 2005-AR7, Class 2A1, 4.678% due 11/25/35(a)	184,217
		Harborview Mortgage Loan Trust:
21,464		Series 2005-2, Class 2A1A, 2.622% (1-Month USD-LIBOR + 0.440%) due 5/19/35(a)	20,854
49,979		Series 2005-3, Class 2A1A, 2.662% (1-Month USD-LIBOR + 0.480%) due 6/19/35(a)	50,314
95,732		Series 2006-SB1, Class A1A, 3.331% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(a)	95,275
113,850		Series 2007-1, Class 2A1A, 2.312% (1-Month USD-LIBOR + 0.130%) due 3/19/37(a)	109,496
500,000	GBP	Hawksmoor Mortgages, Series 2019-1A, Class A, (Sterling Overnight Index Average + 1.050%) due 5/25/53(a)(b)	609,913
		JPMorgan Mortgage Trust:
4,607		Series 2003-A2, Class 3A1, 4.282% due 11/25/33(a)	4,754
1,816		Series 2005-A1, Class 6T1, 4.721% due 2/25/35(a)	1,837
54,463		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.434% due 7/27/37(a)(b)	55,159
541,994	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 0.940% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(a)	618,851
5,289		Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1, 4.436% due 2/25/33(a)	5,166
400,000		Monarch Grove CLO, Series 2018-1A, Class A1, 3.156% (3-Month USD-LIBOR + 0.880%) due 1/25/28(a)(b)	398,468

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.7% — (continued)
670,978	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 0.953% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(a)	$772,091
$400,000		NovaStar Mortgage Funding Trust, Series 2006-1, Class A2D, 2.685% (1-Month USD-LIBOR + 0.540%) due 5/25/36(a)	375,641
95,709		Option One Mortgage Loan Trust, Series 2007-CP1, Class 1A1, 2.285% (1-Month USD-LIBOR + 0.140%) due 3/25/37(a)	87,405
192,692		RAAC Trust, Series 2007-SP3, Class A1, 3.345% (1-Month USD-LIBOR + 1.200%) due 9/25/47(a)	194,271
59,436		RALI Trust, Series 2007-QO2, Class A1, 2.295% (1-Month USD-LIBOR + 0.150%) due 2/25/47(a)	33,825
88,810	CAD	Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072% due 8/12/53(b)	68,112
		Residential Asset Securitization Trust:
18,007		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	12,614
46,801		Series 2006-R1, Class A2, 2.545% (1-Month USD-LIBOR + 0.400%) due 1/25/46(a)	20,358
210,620	GBP	Residential Mortgage Securities 28 PLC, Series 28, Class A, 1.936% (3-Month GBP-LIBOR + 1.150%) due 6/15/46(a)	256,857
259,803	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.946% (3-Month GBP-LIBOR + 0.160%) due 12/15/43(a)	298,451
		RMAC Securities No 1 PLC:
252,503	GBP	Series 2006-NS1X, Class A2A, 0.943% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	292,541
474,228	GBP	Series 2006-NS3X, Class A2A, 0.943% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	547,562
		Soundview Home Loan Trust:
254,548		Series 2006-3, Class A3, 2.305% (1-Month USD-LIBOR + 0.160%) due 11/25/36(a)	252,187
1,300,000		Series 2006-3, Class A4, 2.395% (1-Month USD-LIBOR + 0.250%) due 11/25/36(a)	1,218,615
		Structured Adjustable Rate Mortgage Loan Trust:
6,910		Series 2004-1, Class 4A1, 4.442% due 2/25/34(a)	6,949
21,829		Series 2004-4, Class 3A2, 4.707% due 4/25/34(a)	22,674
36,649		Series 2004-19, Class 2A1, 3.881% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(a)	35,843
		Structured Asset Mortgage Investments II Trust:
50,297		Series 2005-AR2, Class 2A1, 2.605% (1-Month USD-LIBOR + 0.460%) due 5/25/45(a)	50,206
61,256		Series 2005-AR8, Class A1A, 2.425% (1-Month USD-LIBOR + 0.280%) due 2/25/36(a)	59,075
43,838		Series 2006-AR5, Class 1A1, 2.355% (1-Month USD-LIBOR + 0.210%) due 5/25/36(a)	41,636
216,853		Series 2007-AR4, Class A3, 2.365% (1-Month USD-LIBOR + 0.220%) due 9/25/47(a)	212,791
96,299		Series 2007-AR6, Class A1, 3.981% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(a)	95,459
63,856		Structured Asset Securities Corp., Series 2006-RF1, Class 1A, 2.425% (1-Month USD-LIBOR + 0.280%) due 1/25/36(a)(b)	59,033
18,682		Structured Asset Securities Corp. Trust, Series 2005-10, Class 4A1, 5.500% due 12/25/34	18,821
681,730		Symphony CLO XII Ltd., Series 2013-12A, Class AR, 3.333% (3-Month USD-LIBOR + 1.030%) due 10/15/25(a)(b)	682,199
400,000		THL Credit Wind River CLO Ltd., Series 2012-1A, Class AR2, 3.183% (3-Month USD-LIBOR + 0.880%) due 1/15/26(a)(b)	400,018
300,000	EUR	Tikehau CLO II BV, Series 2A, Class AR, 0.880% (3-Month EURIBOR + 0.880%) due 12/7/29(a)(b)	330,113
400,000	EUR	Toro European CLO 2 DAC, Series 2A, Class AR, 0.900% (3-Month EUR-LIBOR + 0.900%) due 10/15/30(a)(b)	439,649
400,000		Tralee CLO V Ltd., Series 2018-5A, Class A1, 3.388% (3-Month USD-LIBOR + 1.110%) due 10/20/28(a)(b)	399,079
400,000		Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 3.153% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	399,995
100,000		Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.183% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	99,647

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.7% — (continued)
	WaMu Mortgage Pass-Through Certificates Trust:
$11,625	Series 2002-AR9, Class 1A, 3.881% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(a)	$11,391
2,850	Series 2003-AR5, Class A7, 4.684% due 6/25/33(a)	2,941
192,866	Series 2003-AR9, Class 2A, 4.462% due 9/25/33(a)	198,431
272,697	Series 2004-AR1, Class A, 4.864% due 3/25/34(a)	279,633
38,894	Series 2005-AR13, Class A1A1, 2.556% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	38,906
42,706	Series 2006-AR10, Class 2A1, 3.939% due 9/25/36(a)	41,477
75,586	Series 2006-AR13, Class 2A, 2.641% (11th District Cost of Funds Index + 1.500%) due 10/25/46(a)	73,426
22,601	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 3.421% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(a)	16,833
108,390	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 4.467% due 12/25/32(a)	111,206
106,593	Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1, 5.005% due 3/25/36(a)	109,746

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $22,316,422)	21,570,055

U.S. GOVERNMENT OBLIGATIONS — 8.2%
	U.S. Treasury Inflation Indexed Bonds:
1,725,765	2.375% due 1/15/25(c)	1,941,303
238,606	2.500% due 1/15/29(j)	294,199
155,811	3.875% due 4/15/29	213,292
219,810	1.375% due 2/15/44(j)	273,762
415,484	1.000% due 2/15/48	488,130
	U.S. Treasury Inflation Indexed Notes:
210,648	0.125% due 4/15/22(j)	209,331
309,363	0.625% due 4/15/23	314,225
3,352,464	0.250% due 1/15/25(c)	3,395,677
1,869,156	0.500% due 1/15/28(c)	1,947,631
2,800,000	U.S. Treasury Notes, 2.875% due 4/30/25(c)	3,018,367

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $11,547,618)	12,095,917

ASSET-BACKED SECURITIES — 0.6%

Automobiles — 0.5%
400,000	Bank of The West Auto Trust, Series 2019-1, Class A2, 2.400% due 10/17/22(b)	400,689.00
400,000	Toyota Auto Loan Extended Notes Trust, Series 2019-1A, Class A, 2.560% due 11/25/31(b)	413,037.00

	Total Automobiles	813,726

Student Loans — 0.1%
81,811	Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 3.226% (3-Month USD-LIBOR + 0.950%) due 4/25/38(a)	82,273

	TOTAL ASSET-BACKED SECURITIES (Cost — $881,703)	895,999

SENIOR LOAN — 0.1%
197,000	CenturyLink Inc., 4.862% (1-Month USD-LIBOR + 2.750%) due 1/31/25 (Cost — $196,292)	194,507

MUNICIPAL BOND — 0.0%

United States — 0.0%
700,000	Tobacco Settlement Finance Authority, Revenue Bonds, Series B, zero coupon, due 6/1/47(g) (Cost — $49,135)	46,060

	TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $186,145,038)	194,711,528

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value

SHORT-TERM INVESTMENTS — 1.5%

TIME DEPOSITS — 1.5%
$1,107,486		ANZ National Bank — London, 1.490% due 9/3/19	$1,107,486
411,511		Banco Santander SA — Frankfurt, 1.490% due 9/3/19	411,511
		BBH — Grand Cayman:
4,973	DKK	(0.800)% due 9/2/19	733
193,121	SEK	(0.320)% due 9/2/19	19,678
49	NZD	0.280% due 9/2/19	31
46,315	AUD	0.450% due 9/2/19	31,188
3,295	NOK	0.500% due 9/2/19	362
250	HKD	0.750% due 9/2/19	32
77,793	CAD	0.870% due 9/3/19	58,436
152	SGD	0.940% due 9/2/19	109
242,657	ZAR	5.460% due 9/2/19	15,998
231,073	EUR	BNP Paribas — Paris, (0.580)% due 9/2/19	253,961
167,220	GBP	Citibank — London, 0.370% due 9/2/19	203,456
3,692,244	JPY	Sumitomo — Tokyo, (0.250)% due 9/2/19	34,759

		TOTAL SHORT-TERM INVESTMENTS IN SECURITIES (Cost — $2,137,740)	2,137,740

		TOTAL INVESTMENTS IN SECURITIES (Cost — $188,282,778)	196,849,268

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $101,686)	62,264

		TOTAL INVESTMENTS — 133.9% (Cost — $188,384,464)	196,911,532

		Liabilities in Excess of Other Assets — (33.9)%	(49,912,595)

		TOTAL NET ASSETS — 100.0%	$146,998,937

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $44,851,947 and represents 30.5% of net assets.

(c)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Security is currently in default.
(g)	Illiquid security.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	Interest only security.
(j)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(SBB)	All or a portion of these securities were purchased in a sale-buyback transaction. The value of these securities total $1,018,136, which represents 0.7% of net assets.

At August 31, 2019, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
International Fixed Income Fund	$193,097,008	$21,143,999	$(17,264,492)	$3,879,507

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Sovereign Bonds	40.3%
Corporate Bonds & Notes	22.7
Mortgage-Backed Securities	18.2
Collateralized Mortgage Obligations	11.0
U.S. Government Obligations	6.1
Asset-Backed Securities	0.5
Senior Loan	0.1
Municipal Bond	0.0	*
Purchased Options	0.0	*
Short-Term Investments	1.1

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2019, International Fixed Income Fund held the following Options Contracts Purchased:

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
1,000,000	1,000,000	AUD	OTC Australian Dollar versus Canadian Dollar, Call	HSBC	9/13/19	CAD	0.94	$6
2,100,000	$2,100,000		OTC U.S. Dollar versus Indian Rupee, Call	HSBC	10/16/19		INR 82.00	84

			Total Currency Options					$90

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
600,000	$ 12,791	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	DUB	8/19/20	1.779%	$24,918
400,000	8,527	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	8/23/21	1.758%	26,313

		Total Interest Rate Swaptions				$51,231

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
32	5,635,520	EUR	Euro-Bund November Futures, Put	CSFB	10/25/19	EUR	173.00	$10,903
6	$719,297		U.S. Treasury 5-Year Note December Futures, Put	CITI	11/22/19		$108.00	6
34	4,475,250		U.S. Treasury 10-Year Note December Futures, Put	CITI	11/22/19		$114.50	34

			Total Options on Futures					$10,943

			TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $101,686)					$62,264

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2019, International Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate		Value
400,000	$215,824		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	GSC	9/18/19		0.950%	$1
100,000	53,956		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	DUB	9/18/19		0.950%	1
300,000	141,765		OTC Markit CDX North America Investment Grade Series 31 5-Year Index, Put	GSC	9/18/19		2.400%	—
400,000	170,504	EUR	OTC Markit iTraxx Europe Series 30 5-Year Index, Put	GSC	9/18/19		2.400%	—

			Total Credit Default Swaptions					$2

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
1,000,000	1,000,000	AUD	OTC Australian Dollar versus Canadian Dollar, Put	HSBC	9/13/19	CAD	0.91	$8,376
405,000	2,899,982	CNH	OTC U.S. Dollar versus Chinese Offshore Renminbi, Call	GSC	9/17/19	CNH	7.15	2,856
520,000	3,723,434	CNH	OTC U.S. Dollar versus Chinese Offshore Renminbi, Call	HSBC	9/27/19	CNH	7.05	9,390
210,000	1,503,695	CNH	OTC U.S. Dollar versus Chinese Offshore Renminbi, Call	BCLY	9/27/19	CNH	7.05	3,792
405,000	$405,000		OTC U.S. Dollar versus Chinese Offshore Renminbi, Put	GSC	9/17/19	CNH	6.98	220
520,000	520,000		OTC U.S. Dollar versus Chinese Offshore Renminbi, Put	HSBC	9/27/19	CNH	6.90	181
210,000	210,000		OTC U.S. Dollar versus Chinese Offshore Renminbi, Put	BCLY	9/27/19	CNH	6.90	73
729,000	729,000		OTC U.S. Dollar versus Japanese Yen, Put	BOA	9/12/19	JPY	104.75	1,744

			Total Currency Options					$26,632

Interest Rate Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate		Value
5,000,000	$106,588		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	DUB	8/19/20		1.456%	$24,223
3,300,000	70,348		OTC 3-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	8/23/21		1.448%	25,720

			Total Interest Rate Swaptions					$49,943

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
10	1,365,800	EUR	Euro-Bobl December Futures, Call	UBS	11/22/19	EUR	136.50	$6,100
10	1,365,800	EUR	Euro-Bobl December Futures, Put	UBS	11/22/19	EUR	136.50	3,902
10	1,365,800	EUR	Euro-Bobl November Futures, Call	SOG	10/25/19	EUR	136.50	5,440
10	1,365,800	EUR	Euro-Bobl November Futures, Put	SOG	10/25/19	EUR	136.50	3,242
16	2,817,760	EUR	Euro-Bund December Futures, Call	CSFB	11/22/19	EUR	178.50	11,254
32	5,635,520	EUR	Euro-Bund November Futures, Put	CSFB	10/25/19	EUR	170.50	3,165
9	1,584,990	EUR	Euro-Bund October Futures, Call	UBS	9/20/19	EUR	175.50	12,859
9	1,584,990	EUR	Euro-Bund October Futures, Put	UBS	9/20/19	EUR	175.50	5,144
29	$3,476,602		U.S. Treasury 5-Year Note November Futures, Call	GSC	10/25/19		$119.00	34,664
1	119,883		U.S. Treasury 5-Year Note November Futures, Call	CSFB	10/25/19		$119.00	1,195
29	3,476,602		U.S. Treasury 5-Year Note November Futures, Put	GSC	10/25/19		$117.00	680

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
1	$ 119,883	U.S. Treasury 5-Year Note November Futures, Put	CSFB	10/25/19	$117.00	$23

		Total Options on Futures				$87,668

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $161,471)				$164,245

†	Amount denominated in U.S. dollars, unless otherwise noted.

At August 31, 2019, International Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†		Security	Value
		Bank of Montreal:
$2,275,875		2.330% due 10/22/19	$2,275,875
		BNP Paribas SA:
636,460	EUR	(0.450)% due 10/17/19	699,502
1,655,775	EUR	(0.380)% due 10/17/19	1,819,779
		Crédit Agricole Securities (USA) Inc.:
1,303,500		2.250% due 9/3/19	1,303,500
		JP Morgan Securities LLC:
1,724,000		2.300% due 9/26/19	1,724,000
		JP Morgan Securities PLC:
1,017,710	EUR	(0.370)% due 10/17/19	1,118,514
		Scotia Capital (USA) Inc.:
4,971,263		2.220% due 10/15/19	4,971,263
		Toronto Dominion Bank:
2,484,977	GBP	0.850% due 11/7/19	3,023,472

		TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $17,012,127)	$16,935,905

†	Amount denominated in U.S. dollars, unless otherwise noted.

For the year ended August 31, 2019, the daily average borrowing and interest rate under the reverse repurchase agreements were $12,427,942 and 1.648%, respectively.

At August 31, 2019, International Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Sterling September Futures	165	9/19	$24,806,094	$24,903,719	$97,625
Australian Government 3-Year Bond September Futures	54	9/19	4,169,483	4,211,057	41,574
Australian Government 10-Year Bond September Futures	16	9/19	1,589,387	1,603,105	13,718
Euro-Bobl September Futures	27	9/19	3,963,174	4,042,536	79,362
Euro-BTP December Futures	73	12/19	11,477,720	11,516,308	38,588
Euro-Buxl 30-Year Bond December Futures	11	12/19	2,683,902	2,691,859	7,957
Euro-OAT September Futures	3	9/19	557,746	561,835	4,089
U.S. Treasury 5-Year Note December Futures	105	12/19	12,588,560	12,597,539	8,979
U.S. Treasury 10-Year Note December Futures	9	12/19	1,184,391	1,185,468	1,077
U.S. Treasury Ultra Long Bond December Futures	10	12/19	1,959,688	1,974,376	14,688

					307,657

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Canada Government 10-Year Bond December Futures	13	12/19	$1,412,655	$1,416,744	$(4,089)
Euro-Bund December Futures	6	12/19	1,162,388	1,162,443	(55)
Japan Government 10-Year Bond September Futures	1	9/19	1,458,320	1,461,050	(2,730)
U.S. Treasury 2-Year Note December Futures	12	12/19	2,592,094	2,593,407	(1,313)
United Kingdom Treasury 10-Year Gilt December Futures	6	12/19	982,277	980,270	2,007

					(6,180)

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$301,477

At August 31, 2019, International Fixed Income Fund had deposited cash of $670,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2019, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	5,091,601	USD	90,357	BNP	$85,559	9/3/19	$(4,798)
Argentine Peso	5,091,601	USD	87,185	GSC	85,559	9/3/19	(1,626)
Argentine Peso	63,000	USD	1,000	HSBC	986	9/23/19	(14)
Australian Dollar	285,000	USD	192,279	HSBC	191,919	9/3/19	(360)
Australian Dollar	646,000	USD	438,597	GSC	435,016	9/4/19	(3,581)
Australian Dollar	647,000	USD	437,194	JPM	435,689	9/4/19	(1,505)
Australian Dollar	646,000	USD	434,923	SCB	435,389	10/3/19	466
Brazilian Real	362,884	USD	89,000	BNP	87,616	9/4/19	(1,384)
Brazilian Real	10,678,437	USD	2,580,267	BOA	2,578,242	9/4/19	(2,025)
Brazilian Real	8,915,716	USD	2,146,814	DUB	2,152,645	9/4/19	5,831
Brazilian Real	1,399,836	USD	372,000	GSC	337,982	9/4/19	(34,018)
Brazilian Real	5,700,000	USD	1,494,651	GSC	1,364,091	1/3/20	(130,560)
British Pound	7,932,189	USD	9,687,971	SOG	9,651,098	9/3/19	(36,873)
British Pound	117,000	USD	142,176	BNP	142,354	9/4/19	178
British Pound	479,000	USD	579,112	BOA	582,800	9/4/19	3,688
Canadian Dollar	1,363,375	USD	1,028,604	GSC	1,024,132	9/3/19	(4,472)
Canadian Dollar	3,770,625	USD	2,834,630	HSBC	2,832,394	9/3/19	(2,236)
Canadian Dollar	2,095,000	USD	1,577,696	UBS	1,573,709	9/3/19	(3,987)
Canadian Dollar	390,000	USD	293,681	BNP	292,958	9/4/19	(723)
Canadian Dollar	192,000	USD	145,028	BNP	144,225	9/4/19	(803)
Canadian Dollar	387,000	USD	291,688	SCB	290,704	9/4/19	(984)
Chilean Peso	212,456,400	USD	313,358	GSC	294,502	9/25/19	(18,856)
Chinese Offshore Renminbi	806,384	USD	116,375	DUB	112,563	9/18/19	(3,812)
Chinese Offshore Renminbi	2,746,400	USD	395,473	HSBC	383,368	9/18/19	(12,105)
Chinese Offshore Renminbi	5,365,967	USD	782,325	HSBC	749,030	9/18/19	(33,295)
Chinese Offshore Renminbi	11,962,016	USD	1,671,023	RBS	1,669,766	9/18/19	(1,257)
Chinese Offshore Renminbi	1,960,147	USD	283,470	SCB	273,615	9/18/19	(9,855)
Chinese Onshore Renminbi	4,754,830	USD	685,549	BNP	664,257	9/18/19	(21,292)
Colombian Peso	1,761,336,790	USD	521,522	JPM	511,215	9/25/19	(10,307)
Colombian Peso	615,795,780	USD	191,714	BNP	178,542	10/15/19	(13,172)
Danish Krone	2,620,000	USD	402,562	HSBC	387,043	10/1/19	(15,519)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Euro	250,000	USD	278,675	BNP	$274,763	9/3/19	$(3,912)
Euro	267,000	USD	296,178	BNP	293,446	9/3/19	(2,732)
Euro	369,000	USD	409,487	BNP	405,549	9/3/19	(3,938)
Euro	579,000	USD	648,643	BOA	636,350	9/3/19	(12,293)
Euro	101,000	USD	113,362	GSC	111,004	9/3/19	(2,358)
Euro	75,000	USD	83,431	GSC	82,429	9/3/19	(1,002)
Euro	451,000	USD	503,577	JPM	495,672	9/3/19	(7,905)
Euro	1,017,000	USD	1,125,141	RBS	1,117,734	9/3/19	(7,407)
Euro	98,000	USD	109,743	RBS	107,707	9/3/19	(2,036)
Euro	394,000	USD	437,606	BOA	433,025	9/4/19	(4,581)
Euro	649,391	USD	721,834	SCB	713,713	9/4/19	(8,121)
Hong Kong Dollar	6,386,000	USD	814,437	BNP	814,497	9/18/19	60
Hong Kong Dollar	8,655,161	USD	1,103,693	BNP	1,103,915	9/18/19	222
Hong Kong Dollar	5,074,490	USD	649,518	JPM	647,052	12/16/19	(2,466)
Hong Kong Dollar	1,602,000	USD	205,027	JPM	204,272	12/16/19	(755)
Hong Kong Dollar	1,669,000	USD	213,612	SCB	212,815	12/16/19	(797)
Indian Rupee	5,152,000	USD	70,000	HSBC	71,742	10/18/19	1,742
Indian Rupee	31,565,820	USD	429,000	HSBC	439,559	10/18/19	10,559
Indian Rupee	30,384,798	USD	427,353	HSBC	423,113	10/18/19	(4,240)
Indian Rupee	89,156,700	USD	1,215,000	HSBC	1,213,602	4/27/20	(1,398)
Indian Rupee	88,825,230	USD	1,209,000	BNP	1,208,079	5/4/20	(921)
Indonesian Rupiah	8,134,160,180	USD	570,898	SCB	573,309	9/6/19	2,411
Indonesian Rupiah	2,844,286,000	USD	197,000	BCLY	200,206	9/18/19	3,206
Indonesian Rupiah	331,982,000	USD	23,000	BNP	23,368	9/18/19	368
Indonesian Rupiah	2,916,880,000	USD	202,000	HSBC	205,316	9/18/19	3,316
Indonesian Rupiah	419,137,000	USD	29,000	HSBC	29,503	9/18/19	503
Indonesian Rupiah	1,341,804,000	USD	93,000	JPM	94,448	9/18/19	1,448
Indonesian Rupiah	14,440,000	USD	1,000	JPM	1,016	9/18/19	16
Indonesian Rupiah	7,826,970,932	USD	534,191	SCB	550,932	9/18/19	16,741
Indonesian Rupiah	7,561,339,752	USD	520,323	SCB	526,662	12/18/19	6,339
Japanese Yen	69,800,000	USD	658,097	HSBC	657,096	9/3/19	(1,001)
Japanese Yen	16,100,000	USD	152,251	HSBC	151,565	9/3/19	(686)
Japanese Yen	75,000,000	USD	708,491	HSBC	706,048	9/3/19	(2,443)
Japanese Yen	2,169,015,991	USD	20,514,087	UBS	20,419,072	9/3/19	(95,015)
Japanese Yen	15,504,000	USD	145,744	BNP	145,954	9/4/19	210
Japanese Yen	394,000	USD	3,718	BNP	3,709	9/4/19	(9)
Japanese Yen	47,585,000	USD	449,208	JPM	447,964	9/4/19	(1,244)
Japanese Yen	310,000,000	USD	2,882,249	BNP	2,921,053	9/17/19	38,804
Korean Won	375,941,500	USD	319,000	BOA	310,715	9/18/19	(8,285)
Korean Won	391,197,403	USD	332,000	GSC	323,324	9/18/19	(8,676)
Korean Won	49,547,400	USD	42,000	HSBC	40,951	9/18/19	(1,049)
Mexican Peso	13,616,000	USD	704,937	GSC	677,518	9/20/19	(27,419)
New Taiwan Dollar	22,375,300	USD	715,552	HSBC	714,309	9/6/19	(1,243)
New Taiwan Dollar	6,266,175	USD	201,000	HSBC	200,894	11/21/19	(106)
New Taiwan Dollar	6,012,060	USD	194,000	SCB	192,747	11/21/19	(1,253)
New Taiwan Dollar	1,339,450	USD	43,000	SCB	42,943	11/21/19	(57)
New Taiwan Dollar	7,581,114	USD	243,000	SCB	243,051	11/21/19	51
New Zealand Dollar	224,000	USD	143,440	BNP	141,143	9/4/19	(2,297)
New Zealand Dollar	10,000	USD	6,537	BOA	6,301	9/4/19	(236)
New Zealand Dollar	686,000	USD	440,788	HSBC	432,249	9/4/19	(8,539)
New Zealand Dollar	436,000	USD	284,280	SCB	274,723	9/4/19	(9,557)
New Zealand Dollar	683,000	USD	431,212	SCB	430,722	10/3/19	(490)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Norwegian Krone	5,865,000	USD	673,478	BNP	$643,607	9/3/19	$(29,871)
Norwegian Krone	373,000	USD	41,782	HSBC	40,932	9/3/19	(850)
Norwegian Krone	1,260,000	USD	141,288	GSC	138,269	9/4/19	(3,019)
Norwegian Krone	40,000	USD	4,484	HSBC	4,389	9/4/19	(95)
Peruvian Sol	43,849	USD	13,000	BNP	12,921	9/3/19	(79)
Peruvian Sol	1,436,812	USD	425,344	BNP	423,389	9/3/19	(1,955)
Peruvian Sol	1,068,098	USD	315,287	JPM	314,739	9/3/19	(548)
Peruvian Sol	412,563	USD	121,782	RBS	121,570	9/3/19	(212)
Peruvian Sol	206,485	USD	61,000	BNP	60,835	9/9/19	(165)
Peruvian Sol	529,308	USD	156,000	HSBC	155,945	9/9/19	(55)
Peruvian Sol	915,697	USD	272,261	HSBC	269,272	10/15/19	(2,989)
Peruvian Sol	502,200	USD	151,365	DUB	147,599	10/28/19	(3,766)
Romanian New Leu	1,349,000	USD	316,464	BNP	313,430	10/22/19	(3,034)
Romanian New Leu	1,356,000	USD	316,177	RBS	315,056	10/22/19	(1,121)
Russian Ruble	12,287,000	USD	187,109	SCB	183,902	9/16/19	(3,207)
Russian Ruble	23,425,265	USD	354,835	SOG	350,611	9/16/19	(4,224)
Russian Ruble	14,492,042	USD	219,879	GSC	215,136	11/15/19	(4,743)
Singapore Dollar	945,978	USD	699,455	HSBC	681,841	9/18/19	(17,614)
South African Rand	10,060,173	USD	704,377	BNP	660,343	10/7/19	(44,034)
South African Rand	4,851,000	USD	332,736	BOA	318,375	10/8/19	(14,361)
South African Rand	5,548,000	USD	359,379	JPM	364,120	10/8/19	4,741
Swedish Krona	2,331,487	USD	240,878	SCB	237,562	9/3/19	(3,316)
Swedish Krona	2,776,000	USD	287,441	GSC	282,855	9/4/19	(4,586)
Swedish Krona	5,497,921	USD	571,108	GSC	560,201	9/4/19	(10,907)
Swedish Krona	1,373,000	USD	143,676	SCB	139,899	9/4/19	(3,777)
Swedish Krona	5,614,921	USD	573,324	UBS	573,258	10/3/19	(66)
Swiss Franc	576,000	USD	589,198	BOA	581,936	9/4/19	(7,262)
Swiss Franc	1,000	USD	1,033	BOA	1,011	9/4/19	(22)
Swiss Franc	283,000	USD	288,941	SCB	285,916	9/4/19	(3,025)

							(673,889)

Contracts to Sell:
Argentine Peso	5,091,601	USD	87,185	BNP	85,559	9/3/19	1,626
Argentine Peso	5,091,601	USD	108,413	GSC	85,559	9/3/19	22,854
Argentine Peso	63,000	USD	1,032	HSBC	986	9/23/19	46
Australian Dollar	285,000	USD	196,996	BNP	191,918	9/3/19	5,078
Australian Dollar	275,000	USD	185,523	BOA	185,185	9/3/19	338
Australian Dollar	215,000	USD	145,834	HSBC	144,781	9/4/19	1,053
Australian Dollar	432,000	USD	292,749	JPM	290,909	9/4/19	1,840
Australian Dollar	285,000	USD	192,450	HSBC	192,078	10/2/19	372
Australian Dollar	275,000	USD	185,608	SCB	185,338	10/2/19	270
Brazilian Real	362,884	USD	87,685	BNP	87,616	9/4/19	69
Brazilian Real	10,678,437	USD	2,846,824	BOA	2,578,243	9/4/19	268,581
Brazilian Real	8,915,716	USD	2,154,335	DUB	2,152,644	9/4/19	1,691
Brazilian Real	1,399,836	USD	338,247	GSC	337,982	9/4/19	265
Brazilian Real	1,553,359	USD	373,000	BNP	374,247	10/2/19	(1,247)
Brazilian Real	8,915,716	USD	2,142,377	DUB	2,148,043	10/2/19	(5,666)
Brazilian Real	1,657,406	USD	399,000	GSC	399,315	10/2/19	(315)
Brazilian Real	5,700,000	USD	1,438,123	GSC	1,364,090	1/3/20	74,033
Brazilian Real	5,900,000	USD	1,485,136	JPM	1,402,565	4/2/20	82,571
British Pound	455,000	USD	556,112	BCLY	553,598	9/3/19	2,514
British Pound	7,321,189	USD	8,927,751	BOA	8,907,694	9/3/19	20,057
British Pound	156,000	USD	189,184	BOA	189,805	9/3/19	(621)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
British Pound	243,000	USD	295,225	BOA	$295,659	9/4/19	$(434)
British Pound	113,000	USD	138,263	JPM	137,487	9/4/19	776
British Pound	596,000	USD	723,877	UBS	725,153	9/4/19	(1,276)
British Pound	7,932,189	USD	9,700,476	SOG	9,663,184	10/2/19	37,292
British Pound	356,000	USD	434,703	JPM	433,708	10/3/19	995
Canadian Dollar	2,066,000	USD	1,561,250	BOA	1,551,925	9/3/19	9,325
Canadian Dollar	5,163,000	USD	3,924,681	SCB	3,878,310	9/3/19	46,371
Canadian Dollar	192,000	USD	145,428	BNP	144,225	9/4/19	1,203
Canadian Dollar	777,000	USD	585,671	GSC	583,662	9/4/19	2,009
Canadian Dollar	3,770,625	USD	2,835,969	HSBC	2,833,676	10/2/19	2,293
Canadian Dollar	387,000	USD	291,826	SCB	290,840	10/3/19	986
Chilean Peso	89,799,500	USD	126,212	BOA	124,478	9/25/19	1,734
Chilean Peso	63,973,200	USD	89,000	JPM	88,678	9/25/19	322
Chilean Peso	60,244,800	USD	84,000	RBS	83,510	9/25/19	490
Chinese Offshore Renminbi	2,684,000	USD	379,654	BNP	374,657	9/18/19	4,997
Chinese Offshore Renminbi	14,575,148	USD	2,097,445	HSBC	2,034,530	9/18/19	62,915
Chinese Offshore Renminbi	742,000	USD	106,832	HSBC	103,575	9/18/19	3,257
Chinese Offshore Renminbi	588,000	USD	84,784	SCB	82,078	9/18/19	2,706
Chinese Offshore Renminbi	9,006,596	USD	1,308,338	SCB	1,257,222	9/18/19	51,116
Chinese Offshore Renminbi	1,545,000	USD	218,948	BNP	215,656	9/19/19	3,292
Chinese Offshore Renminbi	23,837,000	USD	3,457,394	GSC	3,327,259	9/19/19	130,135
Chinese Offshore Renminbi	11,962,016	USD	1,666,646	RBS	1,665,200	12/18/19	1,446
Chinese Offshore Renminbi	1,261,179	USD	175,054	DUB	175,181	3/18/20	(127)
Chinese Offshore Renminbi	3,646,751	USD	505,580	HSBC	506,543	3/18/20	(963)
Colombian Peso	66,329,000	USD	19,000	BCLY	19,251	9/25/19	(251)
Colombian Peso	3,487,000	USD	1,000	GSC	1,012	9/25/19	(12)
Colombian Peso	386,724,000	USD	111,000	RBS	112,244	9/25/19	(1,244)
Danish Krone	42,974,383	USD	6,596,586	BOA	6,348,456	10/1/19	248,130
Euro	464,000	USD	513,362	BCLY	509,959	9/3/19	3,403
Euro	344,000	USD	385,192	BNP	378,073	9/3/19	7,119
Euro	890,000	USD	984,522	BOA	978,154	9/3/19	6,368
Euro	428,000	USD	480,545	GSC	470,393	9/3/19	10,152
Euro	24,790,669	USD	27,689,789	HSBC	27,246,176	9/3/19	443,613
Euro	395,000	USD	439,205	JPM	434,124	9/3/19	5,081
Euro	4,146,095	USD	4,632,602	UBS	4,556,764	9/3/19	75,838
Euro	393,000	USD	441,455	BNP	431,927	9/4/19	9,528
Euro	320,000	USD	356,375	BNP	351,696	9/4/19	4,679
Euro	656,000	USD	729,602	GSC	720,977	9/4/19	8,625
Euro	198,000	USD	221,905	GSC	217,612	9/4/19	4,293
Euro	28,250,765	USD	31,372,700	BNP	31,117,872	10/2/19	254,828
Euro	523,609	USD	579,541	JPM	576,795	10/3/19	2,746
Euro	55,394	RON	264,467	GSC	61,113	10/22/19	333
Euro	381,989	RON	1,858,000	UBS	426,011	3/16/20	4,653
Euro	89,000	TRY	604,049	HSBC	97,823	9/5/19	5,798
Hong Kong Dollar	1,255,000	USD	160,473	BNP	160,068	9/18/19	405
Hong Kong Dollar	2,219,000	USD	283,683	HSBC	283,020	9/18/19	663
Hong Kong Dollar	3,038,000	USD	388,297	HSBC	387,479	9/18/19	818
Hong Kong Dollar	2,361,000	USD	301,883	SCB	301,131	9/18/19	752
Hong Kong Dollar	3,084,000	USD	394,182	SCB	393,346	9/18/19	836
Hong Kong Dollar	3,084,161	USD	394,270	UBS	393,367	9/18/19	903
Hong Kong Dollar	2,248,000	USD	287,412	BCLY	286,645	12/16/19	767
Hong Kong Dollar	3,912,490	USD	500,485	HSBC	498,885	12/16/19	1,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Hong Kong Dollar	2,185,000	USD	279,324	HSBC	$278,611	12/16/19	$713
Hong Kong Dollar	691,460	USD	88,000	BNP	88,009	9/3/20	(9)
Hong Kong Dollar	6,986,651	USD	889,000	SCB	889,264	9/3/20	(264)
Indian Rupee	35,570,323	USD	505,548	BNP	495,323	10/18/19	10,225
Indian Rupee	20,507,895	USD	279,000	HSBC	285,576	10/18/19	(6,576)
Indian Rupee	11,024,400	USD	150,000	HSBC	153,516	10/18/19	(3,516)
Indian Rupee	89,156,700	USD	1,228,985	BCLY	1,213,602	4/27/20	15,383
Indian Rupee	44,451,230	USD	618,642	BNP	604,565	5/4/20	14,077
Indian Rupee	44,374,000	USD	615,792	JPM	603,514	5/4/20	12,278
Indonesian Rupiah	1,243,984,290	USD	87,000	BNP	87,678	9/6/19	(678)
Indonesian Rupiah	6,890,175,890	USD	481,000	BNP	485,632	9/6/19	(4,632)
Indonesian Rupiah	7,561,339,752	USD	528,322	SCB	532,235	9/18/19	(3,913)
Indonesian Rupiah	8,134,160,180	USD	569,699	SCB	572,555	9/18/19	(2,856)
Indonesian Rupiah	2,219,135,000	USD	155,000	JPM	156,047	9/27/19	(1,047)
Japanese Yen	2,329,915,991	USD	21,493,214	HSBC	21,933,782	9/3/19	(440,568)
Japanese Yen	45,970,000	USD	437,228	BOA	432,761	9/4/19	4,467
Japanese Yen	32,436,000	USD	304,800	HSBC	305,352	9/4/19	(552)
Japanese Yen	31,398,000	USD	294,172	SCB	295,581	9/4/19	(1,409)
Japanese Yen	310,000,000	USD	2,881,844	GSC	2,921,052	9/17/19	(39,208)
Japanese Yen	2,169,015,991	USD	20,559,393	UBS	20,461,841	10/2/19	97,552
Japanese Yen	46,321,000	USD	437,377	RBS	437,012	10/3/19	365
Korean Won	39,195,200	USD	34,000	GSC	32,395	9/18/19	1,605
Korean Won	424,043,100	USD	360,066	SCB	350,470	9/18/19	9,596
Korean Won	355,278,000	USD	308,000	UBS	293,637	9/18/19	14,363
Korean Won	131,382,000	USD	108,000	BOA	108,615	9/27/19	(615)
Korean Won	132,075,300	USD	109,000	HSBC	109,189	9/27/19	(189)
Malaysian Ringgit	800,000	USD	194,269	GSC	189,994	11/4/19	4,275
Malaysian Ringgit	1,100,000	USD	266,893	GSC	261,242	11/4/19	5,651
Malaysian Ringgit	800,000	USD	194,245	UBS	189,994	11/4/19	4,251
Malaysian Ringgit	1,100,000	USD	267,088	UBS	261,243	11/4/19	5,845
Mexican Peso	366,052	USD	18,598	BCLY	18,215	9/20/19	383
Mexican Peso	1,837,000	USD	90,923	HSBC	91,407	9/20/19	(484)
New Taiwan Dollar	17,153,770	USD	548,000	GSC	547,616	9/6/19	384
New Taiwan Dollar	5,221,530	USD	166,000	GSC	166,692	9/6/19	(692)
New Taiwan Dollar	2,766,280	USD	88,000	BOA	88,371	9/18/19	(371)
New Taiwan Dollar	3,870,816	USD	122,000	GSC	123,656	9/18/19	(1,656)
New Taiwan Dollar	22,375,300	USD	716,239	HSBC	714,797	9/18/19	1,442
New Taiwan Dollar	12,553,200	USD	396,000	JPM	401,022	9/18/19	(5,022)
New Taiwan Dollar	3,743,550	USD	118,000	JPM	119,591	9/18/19	(1,591)
New Taiwan Dollar	3,039,398	USD	97,000	BOA	97,146	9/27/19	(146)
New Taiwan Dollar	4,236,975	USD	135,000	JPM	135,423	9/27/19	(423)
New Taiwan Dollar	9,057,260	USD	289,000	BNP	289,539	9/30/19	(539)
New Taiwan Dollar	6,452,388	USD	206,000	BNP	206,268	9/30/19	(268)
New Taiwan Dollar	4,961,699	USD	158,506	HSBC	159,073	11/21/19	(567)
New Taiwan Dollar	10,813,670	USD	345,507	HSBC	346,687	11/21/19	(1,180)
New Taiwan Dollar	1,305,000	USD	41,669	HSBC	41,838	11/21/19	(169)
New Taiwan Dollar	2,020,000	USD	64,372	JPM	64,761	11/21/19	(389)
New Taiwan Dollar	2,533,000	USD	80,965	JPM	81,208	11/21/19	(243)
New Zealand Dollar	520,000	USD	341,589	BNP	327,652	9/3/19	13,937
New Zealand Dollar	610,000	USD	389,036	GSC	384,361	9/3/19	4,675
New Zealand Dollar	673,000	USD	434,208	UBS	424,057	9/4/19	10,151
New Zealand Dollar	1,130,000	USD	712,613	HSBC	712,595	10/2/19	18

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Norwegian Krone	1,485,000	USD	166,890	BOA	$162,960	9/3/19	$3,930
Norwegian Krone	2,360,000	USD	265,000	BOA	258,980	9/3/19	6,020
Norwegian Krone	2,350,000	USD	261,610	UBS	257,881	9/3/19	3,729
Norwegian Krone	1,306,000	USD	146,650	BOA	143,317	9/4/19	3,333
Peruvian Sol	1,480,661	USD	437,070	BNP	436,310	9/3/19	760
Peruvian Sol	1,068,098	USD	324,000	JPM	314,739	9/3/19	9,261
Peruvian Sol	412,563	USD	125,000	RBS	121,571	9/3/19	3,429
Peruvian Sol	797,835	USD	241,351	BNP	234,957	9/17/19	6,394
Peruvian Sol	1,436,812	USD	424,904	BNP	423,056	9/20/19	1,848
Peruvian Sol	915,697	USD	274,745	JPM	269,272	10/15/19	5,473
Polish Zloty	283,741	USD	74,582	HSBC	71,295	9/11/19	3,287
Romanian New Leu	2,969,467	EUR	620,643	JPM	689,934	10/22/19	(5,212)
Romanian New Leu	751,164	EUR	151,269	BNP	174,111	3/16/20	(5,409)
Romanian New Leu	861,670	EUR	173,731	BOA	199,726	3/16/20	(5,973)
Romanian New Leu	264,467	EUR	54,522	GSC	61,301	3/16/20	(495)
Singapore Dollar	997,000	USD	721,721	BNP	718,617	9/18/19	3,104
Singapore Dollar	951,000	USD	694,769	BOA	685,461	9/18/19	9,308
Singapore Dollar	575,000	USD	416,705	JPM	414,448	9/18/19	2,257
Singapore Dollar	428,000	USD	309,506	JPM	308,494	9/18/19	1,012
South African Rand	5,531,000	USD	360,562	BNP	363,004	10/8/19	(2,442)
South African Rand	5,044,000	USD	356,782	BNP	331,042	10/8/19	25,740
South African Rand	5,320,000	USD	355,134	GSC	349,155	10/8/19	5,979
South African Rand	5,113,000	USD	363,445	JPM	335,570	10/8/19	27,875
Swedish Krona	2,331,487	USD	244,750	BNP	237,563	9/3/19	7,187
Swedish Krona	2,688,000	USD	279,741	GSC	273,889	9/4/19	5,852
Swedish Krona	1,344,000	USD	139,194	GSC	136,944	9/4/19	2,250
Swedish Krona	2,331,487	USD	241,353	SCB	238,018	10/2/19	3,335
Swiss Franc	574,000	USD	583,965	GSC	579,915	9/4/19	4,050
Swiss Franc	152,000	USD	155,171	JPM	153,566	9/4/19	1,605
Swiss Franc	278,000	USD	286,028	UBS	280,865	9/4/19	5,163
Swiss Franc	144,000	USD	146,174	BOA	145,874	10/3/19	300
Turkish Lira	605,645	EUR	89,000	BNP	103,895	9/5/19	(6,072)

							1,775,435

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$1,101,546

At August 31, 2019, International Fixed Income Fund held the following OTC Total Return Swap Contracts:

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Financing Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Depreciation
iBoxx Investment Grade Index	3-Month USD-LIBOR	2.837%	PAM*	9/20/19	GSC	USD	400,000	$(45,215)	$29	$(45,244)
iBoxx Investment Grade Index	3-Month USD-LIBOR	2.881%	PAM*	9/20/19	JPM	USD	500,000	(48,022)	585	(48,607)
iBoxx Investment Grade Index	3-Month USD-LIBOR	2.962%	PAM*	3/20/20	BCLY	USD	900,000	(59,351)	5,463	(64,814)

								$(152,588)	$6,077	$(158,665)

*	PAM — paid at maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2019, International Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation
Pay	Israeli Shekel 3-Month Rate	1.775%	4/25/29	JPM	ILS	1,000,000	$23,991	$217	$23,774
Pay	Israeli Shekel 3-Month Rate	1.779%	4/30/29	GSC	ILS	800,000	19,228	—	19,228
Pay	Israeli Shekel 3-Month Rate	1.780%	4/22/29	GSC	ILS	500,000	12,084	—	12,084
Pay	Israeli Shekel 3-Month Rate	1.786%	5/1/29	BNP	ILS	500,000	12,106	—	12,106

							$67,409	$217	$67,192

At August 31, 2019, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency		Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	BRL-CDI-Compounded	0.000%	1/2/20	PAM	*	BRL	100,000	$(94)	$(1)	$(93)
Receive	BRL-CDI-Compounded	0.000%	7/1/21	PAM	*	BRL	14,900,000	(97,029)	(451)	(96,578)
Pay	U.S. Federal Funds Effective Rate Index	1.860%	10/30/19	PAM	*	USD	190,000,000	(589)	—	(589)
Receive	U.S. Federal Funds Effective Rate Index	2.684%	4/30/25	12-Month		USD	1,000,000	(91,661)	(32)	(91,629)
Receive	U.S. Federal Funds Effective Rate Index	2.696%	4/30/25	12-Month		USD	300,000	(27,706)	—	(27,706)
Receive	U.S. Federal Funds Effective Rate Index	2.710%	4/30/25	12-Month		USD	300,000	(27,953)	—	(27,953)
Pay	28-Day MXN TIIE Banxico	5.825%	1/12/23	28-Day		MXN	6,800,000	(10,655)	2,273	(12,928)
Pay	28-Day MXN TIIE Banxico	7.317%	3/23/22	28-Day		MXN	2,100,000	1,014	—	1,014
Pay	28-Day MXN TIIE Banxico	7.740%	2/22/27	28-Day		MXN	15,800,000	44,925	(2,879)	47,804
Pay	3-Month Canadian Bank Bill	1.900%	12/18/29	6-Month		CAD	600,000	14,181	12,610	1,571
Pay	3-Month Canadian Bank Bill	2.500%	6/19/29	6-Month		CAD	2,500,000	164,227	32,961	131,266
Pay	3-Month GBP-LIBOR	1.500%	12/18/20	PAM	*	GBP	100,000	1,109	283	826
Pay	3-Month SEK-STIBOR	0.500%	6/19/24	12-Month		SEK	4,800,000	16,469	10,994	5,475
Pay	3-Month USD-LIBOR	0.000%	12/18/29	6-Month		USD	200,000	2,406	2,185	221
Receive	3-Month USD-LIBOR	1.298%	8/25/24	6-Month		USD	1,400,000	(4,490)	—	(4,490)
Receive	3-Month USD-LIBOR	1.305%	8/21/23	6-Month		USD	2,000,000	(6,562)	—	(6,562)
Pay	3-Month USD-LIBOR	1.500%	12/18/29	6-Month		USD	300,000	3,594	3,208	386
Receive	3-Month USD-LIBOR	1.625%	1/6/30	6-Month		USD	4,800,000	(115,161)	(84,779)	(30,382)
Receive	3-Month USD-LIBOR	1.625%	1/16/50	6-Month		USD	100,000	(2,033)	(1,423)	(610)
Receive	3-Month USD-LIBOR	1.625%	2/3/50	6-Month		USD	200,000	(4,089)	(14)	(4,075)
Pay	3-Month USD-LIBOR	1.653%	8/25/51	6-Month		USD	150,000	3,650	—	3,650
Pay	3-Month USD-LIBOR	1.678%	8/21/50	3-Month		USD	250,000	8,412	—	8,412
Receive	3-Month USD-LIBOR	1.750%	6/20/20	6-Month		USD	27,400,000	68,726	513,968	(445,242)
Pay	3-Month USD-LIBOR	1.750%	12/18/49	6-Month		USD	600,000	30,541	19,482	11,059
Receive	3-Month USD-LIBOR	2.000%	12/20/19	6-Month		USD	8,200,000	11,444	(573)	12,017
Receive	3-Month USD-LIBOR	2.000%	1/15/30	6-Month		USD	2,600,000	(154,453)	(12,276)	(142,177)
Receive	3-Month USD-LIBOR	2.250%	12/16/22	6-Month		USD	1,300,000	(35,768)	(7,312)	(28,456)
Receive	3-Month USD-LIBOR	2.250%	6/20/28	6-Month		USD	4,000,000	(294,992)	227,274	(522,266)
Receive	3-Month USD-LIBOR	2.250%	12/11/49	6-Month		USD	900,000	(157,350)	(3,337)	(154,013)
Receive	3-Month USD-LIBOR	2.250%	3/12/50	6-Month		USD	500,000	(87,587)	(1,246)	(86,341)
Receive	3-Month USD-LIBOR	2.500%	12/18/21	6-Month		USD	3,200,000	(71,388)	(44,487)	(26,901)
Receive	3-Month USD-LIBOR	2.500%	12/18/24	6-Month		USD	6,000,000	(356,897)	(326,249)	(30,648)
Receive	3-Month USD-LIBOR	2.500%	6/20/48	6-Month		USD	700,000	(159,912)	73,930	(233,842)
Pay	3-Month USD-LIBOR	2.750%	12/19/20	6-Month		USD	3,700,000	52,885	(11,349)	64,234
Receive	3-Month USD-LIBOR	2.953%	11/12/49	6-Month		USD	600,000	(209,419)	—	(209,419)
Receive	3-Month USD-LIBOR	2.955%	11/12/49	6-Month		USD	600,000	(209,791)	—	(209,791)
Receive	3-Month USD-LIBOR	3.000%	6/19/24	6-Month		USD	1,300,000	(102,808)	(67,527)	(35,281)
Pay	3-Month ZAR-SAJIBOR	7.250%	6/20/23	3-Month		ZAR	14,000,000	17,538	(14,709)	32,247
Pay	3-Month ZAR-SAJIBOR	8.500%	3/15/27	3-Month		ZAR	5,200,000	26,266	(349)	26,615
Pay	3-Month ZAR-SAJIBOR	8.750%	3/16/21	3-Month		ZAR	15,700,000	37,319	1,570	35,749

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	6-Month EURIBOR	0.000%	9/18/21	12-Month	EUR	3,700,000	$(47,498)	$(23,633)	$(23,865)
Receive	6-Month EURIBOR	0.000%	12/18/21	12-Month	EUR	8,800,000	(117,607)	(73,550)	(44,057)
Pay	6-Month EURIBOR	0.000%	12/18/24	12-Month	EUR	4,200,000	127,038	27,330	99,708
Pay	6-Month EURIBOR	0.250%	9/18/24	12-Month	EUR	15,600,000	693,231	64,932	628,299
Pay	6-Month EURIBOR	0.750%	9/18/29	12-Month	EUR	200,000	23,676	21,591	2,085
Pay	6-Month EURIBOR	1.000%	3/8/29	12-Month	EUR	800,000	51,108	(3,819)	54,927
Receive	6-Month EURIBOR	1.250%	9/18/49	12-Month	EUR	650,000	(260,458)	(125,252)	(135,206)
Pay	6-Month EURIBOR	1.310%	6/19/29	12-Month	EUR	5,400,000	430,885	175,769	255,116
Pay	6-Month GBP-LIBOR	1.000%	9/18/21	6-Month	GBP	1,400,000	12,297	(5,024)	17,321
Pay	6-Month GBP-LIBOR	1.000%	12/18/24	6-Month	GBP	6,500,000	166,329	26,421	139,908
Receive	6-Month GBP-LIBOR	1.000%	12/18/29	6-Month	GBP	800,000	(38,351)	(24,270)	(14,081)
Pay	6-Month GBP-LIBOR	1.250%	12/18/49	6-Month	GBP	300,000	61,765	6,366	55,399
Pay	6-Month GBP-LIBOR	1.500%	9/18/49	6-Month	GBP	400,000	116,682	(6,418)	123,100
Pay	6-Month JPY-LIBOR	0.200%	6/19/29	6-Month	JPY	250,000,000	76,163	41,950	34,213
Receive	6-Month JPY-LIBOR	0.400%	6/19/39	6-Month	JPY	80,000,000	(56,374)	1,430	(57,804)
Pay	6-Month JPY-LIBOR	0.500%	6/19/49	6-Month	JPY	90,000,000	104,753	8,681	96,072

							$(380,042)	$434,249	$(814,291)

*	PAM — paid at maturity.

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Appreciation

1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	6/12/22	USD	1,400,000	$2,206	$—	$2,206

1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	4/27/23	USD	4,600,000	731	—	731

1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	6/12/22	USD	1,900,000	2,208	—	2,208

1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	4/26/22	USD	6,700,000	659	—	659

1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	6/19/22	USD	7,400,000	8,766	(555)	9,321

1-Month USD-LIBOR + 0.086%	3-Month USD-LIBOR	4/12/23	USD	3,100,000	318	—	318

1-Month USD-LIBOR + 0.088%	3-Month USD-LIBOR	5/23/29	USD	1,000,000	160	—	160

1-Month USD-LIBOR + 0.091%	3-Month USD-LIBOR	3/18/22	USD	32,200,000	1,165	(854)	2,019

					$16,213	$(1,409)	$17,622

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2019, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
China Government International, A+	(1.000)%	6/20/23	3-Month	BCLY	0.337%	USD	200,000	$(5,340)	$(3,815)	$(1,525)
China Government International, A+	(1.000)%	6/20/23	3-Month	GSC	0.337%	USD	500,000	(13,350)	(9,654)	(3,696)
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BCLY	0.111%	USD	400,000	(10,674)	(14,121)	3,447
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BNP	0.111%	USD	700,000	(18,680)	(25,057)	6,377
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BOA	0.111%	USD	200,000	(5,337)	(6,913)	1,576
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	GSC	0.111%	USD	500,000	(13,343)	(17,653)	4,310
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	HSBC	0.111%	USD	300,000	(8,006)	(10,159)	2,153
Markit iTraxx Europe Sub Financials Series 27 5-Year Index	(1.000)%	6/20/22	3-Month	BNP	0.749%	EUR	700,000	(7,030)	36,666	(43,696)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	BCLY	0.254%	USD	600,000	(17,884)	(15,056)	(2,828)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	BNP	0.254%	USD	400,000	(11,923)	(9,884)	(2,039)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	HSBC	0.254%	USD	200,000	(5,961)	(4,989)	(972)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	JPM	0.254%	USD	400,000	(11,923)	(9,580)	(2,343)

								$(129,451)	$(90,215)	$(39,236)

OTC Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation
South Africa Government, BB	1.000%	6/20/23	3-Month	JPM	1.494%	USD	100,000	$(1,599)	$(4,998)	$3,399
South Africa Government, BB	1.000%	6/20/24	3-Month	GSC	1.785%	USD	200,000	(6,689)	(8,852)	2,163

								$(8,288)	$(13,850)	$5,562

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Basf Se, A	(1.000)%	12/20/20	3-Month	0.080%	EUR	100,000	$(1,570)	$(2,908)	$1,338
Markit CDX North America Investment Grade Series 32 5-Year Index	(1.000)%	6/20/29	3-Month	1.024%	USD	3,400,000	125	12,983	(12,858)
Markit iTraxx Europe Senior Financials Series 28 5-Year Index	(1.000)%	12/20/22	3-Month	0.381%	EUR	300,000	(7,514)	(8,322)	808
Markit iTraxx Europe Senior Financials Series 30 5-Year Index	(1.000)%	12/20/23	3-Month	0.551%	EUR	2,100,000	(49,602)	5,166	(54,768)
Markit iTraxx Europe Series 26 5-Year Index	(1.000)%	12/20/21	3-Month	0.183%	EUR	9,300,000	(216,862)	(664,906)	448,044
Markit iTraxx Europe Series 28 5-Year Index	(1.000)%	12/20/22	3-Month	0.293%	EUR	16,500,000	(467,731)	(643,847)	176,116
Markit iTraxx Europe Series 30 5-Year Index	(1.000)%	12/20/23	3-Month	0.439%	EUR	2,600,000	(75,625)	(30,971)	(44,654)
Reynolds American Inc., BBB+	(1.000)%	12/20/20	3-Month	0.121%	USD	500,000	(6,756)	(14,731)	7,975
United Utilities PLC, BBB	(1.000)%	12/20/20	3-Month	0.131%	EUR	200,000	(2,988)	(3,440)	452

							$(828,523)	$(1,350,976)	$522,453

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG, A	1.000%	12/20/20	3-Month	0.172%	EUR	100,000	$1,433	$1,651	$(218)
Deutsche Bank AG, BBB-	1.000%	12/20/19	3-Month	0.606%	EUR	100,000	358	257	101
Markit CDX North America Investment Grade Series 32 5-Year Index	1.000%	6/20/24	3-Month	0.545%	USD	3,800,000	87,382	74,974	12,408
Markit iTraxx Europe Series 31 5-Year Index	5.000%	6/20/24	3-Month	2.525%	EUR	300,000	39,816	37,640	2,176
Marks & Spencer PLC, BBB-	1.000%	6/20/23	3-Month	1.567%	EUR	200,000	(4,252)	(6,000)	1,748
Ryder System Inc., BBB+	1.000%	6/20/22	3-Month	0.425%	USD	100,000	1,790	1,866	(76)
Shell International Finance BV, AA-	1.000%	12/20/26	3-Month	0.413%	EUR	200,000	10,053	(5,907)	15,960

							$136,580	$104,481	$32,099

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2019, International Fixed Income Fund held the following OTC Cross-Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6)		Notional Amount of Currency Delivered (6)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Depreciation

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency delivered	8/1/2029	GSC	USD	1,449,000	AUD	2,100,000	$(33,867)	$(3,920)	$(29,947)

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EUR-LIBOR less 0.225% based on the notional amount of currency delivered	9/18/2029	BNP	USD	1,122,947	EUR	1,000,000	(19,842)	(2,147)	(17,695)

Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EUR-LIBOR less 0.245% based on the notional amount of currency delivered	11/15/2029	GSC	USD	553,350	EUR	500,000	(2,867)	1,100	(3,967)

								$(56,576)	$(4,967)	$(51,609)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amount to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2019, International Fixed Income Fund deposited cash collateral with brokers in the amount of $1,232,000 for open centrally cleared swap contracts.

At August 31, 2019, International Fixed Income Fund had cash collateral from brokers in the amount of $380,000 for open OTC swap contracts.

At August 31, 2019, International Fixed Income Fund was involved in following sale-buyback transactions:

Counterparty	Borrowing date	Maturity date	Borrowing rate	Amount borrowed
BNP Paribas	08/27/2019	9/6/2019	1.84%	$773,255

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	BOA	— Bank of America
CAD	— Canadian Dollar	CITI	— Citigroup Global Markets Inc.
CNH	— Chinese Offshore Renminbi	CSFB	— Credit Suisse Securities (USA) LLC
CNY	— China Yuan Renminbi	DUB	— Deutsche Bank AG
DKK	— Danish Krone	GSC	— Goldman Sachs & Co.
EUR	— Euro	HSBC	— HSBC Bank USA
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
HKD	— Hong Kong Dollar	RBS	— Royal Bank of Scotland PLC
ILS	— Israeli New Shekel	SCB	— Standard Chartered Bank
INR	— Indian Rupee	SOG	— Societe Generale SA
JPY	— Japanese Yen	UBS	— UBS Securities LLC
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value

MUNICIPAL BONDS — 94.0%

Arizona — 4.4%
$2,815,000	A+	Chandler Industrial Development Authority, Revenue Bonds, Variable AMT Intel Corp., 5.000% due 6/1/49(a)(b)	$3,267,089
500,000	BB+	Maricopa County Industrial Development Authority, Revenue Bonds, Paradise School Project Paragon Management Inc., 4.000% due 7/1/26(c)	539,605

		Total Arizona	3,806,694

California — 8.2%
500,000	CCC	California County Tobacco Securitization Agency, Revenue Bonds, Asset-Backed Gold Country Funding Corp., 5.250% due 6/1/46	500,090
1,000,000	AA+	California Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(d)	1,322,480
1,000,000	AA-	Garden Grove Unified School District, GO, 2010 Election, Series C, 5.000% due 8/1/35	1,148,020
		Golden State Tobacco Securitization Corp., Revenue Bonds:
290,000	NR	Series A1, 5.000% due 6/1/47	297,441
35,000	NR	Series A2, 5.000% due 6/1/47	35,898
1,000,000	A3(e)	Kaweah Delta Health Care District, Revenue Bonds, Series B, 4.000% due 6/1/45	1,063,190
1,500,000	A+	San Diego County, CA, Regional Airport Authority, Revenue Bonds, Series A, 5.000% due 7/1/43	1,687,200
1,000,000	B+	Tobacco Securitization Authority of Southern California, Revenue Bonds, Senior Series A1, 5.125% due 6/1/46	1,002,090

		Total California	7,056,409

Colorado — 8.8%
750,000	A+	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, AMT, Series A, 5.000% due 11/15/30(b)	936,360
1,435,000	AA+	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,629,615
1,500,000	AA-	Colorado Health Facilities Authority, Revenue Bonds, Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,690,380
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Revenue Bonds, Revolving Fund, Series A, 5.500% due 9/1/22	1,131,110
2,000,000	AA-	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,113,180

		Total Colorado	7,500,645

Connecticut — 0.9%
790,000	AAA	Connecticut Housing Finance Authority, AMT, Series B2, 2.300% due 11/15/23(b)	809,687

District of Columbia — 2.8%
1,500,000	AAA	District of Columbia, Income Tax Revenue, Revenue Bonds, Series A, 5.000% due 12/1/28	1,628,355
700,000	AA-	Metropolitan Washington Airports Authority, Revenue Bonds, AMT, Series A, 4.000% due 10/1/36(b)	782,992

		Total District of Columbia	2,411,347

Florida — 7.8%
1,400,000	A+	City of Cape Coral, FL, Water & Sewer Revenue, Revenue Bonds, 5.000% due 10/1/39	1,715,070
1,500,000	AA-	City of Gainesville, FL, Utilities System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/29	1,924,035
100,000	NR	Florida Development Finance Corp., Revenue Bonds, AMT, Waste Pro USA Inc. Project, 5.000% due 5/1/29(b)(c)	110,846
1,090,000	A1(e)	Florida Municipal Power Agency, Revenue Bonds, Stanton II Project, Series A, 5.000% due 10/1/24	1,211,241
125,000	NR	Harbor Bay Community Development District, Special Assessment, Area One, Series A2, 3.100% due 5/1/24	124,996
275,000	NR	Lakewood Ranch Stewardship District, Special Assessment, Isles Lakewood Ranch Project, 3.875% due 5/1/29	287,460

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value

Florida — 7.8% — (continued)
$1,000,000	AA	Orlando Utilities Commission, Utility System Revenue Bonds, 2018 Project, Series A, 5.000% due 10/1/33	$1,262,550

		Total Florida	6,636,198

Georgia — 3.5%
2,610,000	Aa1(e)	Main Street Natural Gas Inc., Revenue Bonds, Series B, 4.000% due 8/1/49(a)	2,968,745

Illinois — 3.9%
		Illinois Finance Authority, Revenue Bonds:
1,235,000	AA	Advocate Health Care, 4.000% due 6/1/47	1,281,189
600,000	A	DePaul University, 5.000% due 10/1/36	720,282
1,000,000	AAA	Northwestern University, 5.000% due 12/1/28	1,326,700

		Total Illinois	3,328,171

Indiana — 1.4%
1,000,000	A+	Indiana Municipal Power Agency, Power Supply, Revenue Bonds, Series C, 5.000% due 1/1/37	1,203,670

Iowa — 1.4%
1,000,000	A3(e)	PEFA Inc., Revenue Bonds, 5.000% due 9/1/49(a)	1,204,410

Louisiana — 0.7%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds, Series B:
250,000	A-	5.000% due 1/1/37(b)	295,932
250,000	A-	5.000% due 1/1/38(b)	295,365

		Total Louisiana	591,297

Maryland — 0.6%
500,000	BB	Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School, Series A, 6.000% due 7/1/40	500,085

Massachusetts — 2.0%
1,000,000	AA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A1, 5.000% due 7/1/44	1,222,390
500,000	A	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, 4.000% due 9/1/49	522,265

		Total Massachusetts	1,744,655

Minnesota — 3.7%
65,000	A2(e)	City of St Cloud, MN, Revenue Bonds, Centracare Health System, 5.000% due 5/1/48	80,290
2,995,000	AA+	Minnesota Housing Finance Agency, Revenue Bonds, Non-Ace Residential Housing Finance Bonds, Series C, 3.600% due 7/1/31	3,118,753

		Total Minnesota	3,199,043

Nevada — 1.7%
1,130,000	AA+	State of Nevada Highway Improvement Revenue, Revenue Bonds, 5.000% due 12/1/31	1,416,229

New Jersey — 3.8%
1,340,000	A3(e)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,525,496
215,000	NR	New Jersey Economic Development Authority, Revenue Bonds, Golden Door Charter School Project, 5.125% due 11/1/29(c)	233,385
1,250,000	A+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Highway Reimbursement, 5.000% due 6/15/30	1,488,887

		Total New Jersey	3,247,768

New Mexico — 1.2%
1,000,000	BBB+	City of Farmington NM, Revenue Bonds, Public Service Company of New Mexico, 1.875% due 4/1/33(a)	1,009,060

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value

New York — 4.3%
$1,170,000	AA	New York City Trust for Cultural Resources, Revenue Bonds, Juilliard School, Series A, 5.000% due 1/1/33	$1,525,470
1,635,000	AA+	New York State Dormitory Authority, Bidding Group, Revenue Bonds, Series B, 5.000% due 2/15/43	1,999,343
140,000	WD(f)	Niagara Tobacco Asset Securitization Corp., Revenue Bonds, Asset-Backed Bonds, 5.000% due 5/15/21	146,947

		Total New York	3,671,760

Ohio — 0.7%
600,000	BB+	Ohio Air Quality Development Authority, Revenue Bonds, Ohio Valley Electric Corp., Series A, 2.875% due 2/1/26	612,882

Oregon — 1.7%
1,330,000	Aa2(e)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	1,474,478

Puerto Rico — 1.3%
		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds:
334,000	NR	Series A1, zero coupon, due 7/1/24	291,418
570,000	NR	Series A1, 4.750% due 7/1/53	585,852
216,000	NR	Series A2, 4.784% due 7/1/58	222,210

		Total Puerto Rico	1,099,480

South Carolina — 8.6%
1,535,000	Aa3(e)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	1,831,547
2,000,000	A	South Carolina Jobs-Economic Development Authority, Revenue Bonds, Prisma Health Obligation Group, Series A, 5.000% due 5/1/28	2,554,040
3,000,000	A1(e)	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Remarketing, Series B, zero coupon (1-Month USD-LIBOR + 0.450%) due 10/1/31(a)	3,000,690

		Total South Carolina	7,386,277

Tennessee — 1.3%
1,030,000	Aa2(e)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	1,091,254

Texas — 9.4%
1,000,000	A1(e)	City of Houston, TX, Airport System Revenue, Revenue Bonds, AMT, Series C, 5.000% due 7/1/26(b)	1,225,250
295,000	A	Lower Colorado River Authority, Revenue Bonds, LCRA Transmission Services Corp. Project, 4.000% due 5/15/36	310,030
505,000	NR	New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Beta Academy, 3.375% due 8/15/29	512,363
1,000,000	AAA	North East, TX, Independent School District, GO, PSF-GTD-Insured, 5.250% due 2/1/28	1,307,580
1,000,000	A+	North Texas Tollway Authority, Revenue Bonds, Series A, 5.000% due 1/1/39	1,184,100
1,250,000	AA	San Antonio Water System, Revenue Bonds, Junior Lien Revenue and Refunding Bonds, Series C, 5.000% due 5/15/46	1,500,175
1,575,000	AAA	Texas Transportation Commission State Highway Fund, Revenue Bonds, 5.250% due 4/1/26	1,988,674

		Total Texas	8,028,172

Utah — 3.4%
500,000	A	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind, Series A, 5.000% due 9/1/32	620,725
2,000,000	AA	Utah State University, Revenue Bonds, Student Building Fee, Series B, Prerefunded 6/1/23 @ 100, 5.000% due 12/1/44(d)	2,291,460

		Total Utah	2,912,185

Washington — 1.5%
1,000,000	AA+	King County School District No. 401 Highline, GO, SCH BD GTY-Insured, 5.000% due 12/1/35	1,278,050

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value

Wisconsin — 4.2%
$1,500,000	AA+	Wisconsin Department of Transportation, Revenue Bonds, Series I, 5.000% due 7/1/20	$1,549,275
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
1,300,000	AA-	Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,387,802
500,000	AA	Milwaukee Regional Medical Center Thermal Service Obligated Group, 5.000% due 4/1/37	622,290

		Total Wisconsin	3,559,367

Wyoming — 0.8%
680,000	A	County of Laramie, WY, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.000% due 5/1/37	716,550

		TOTAL MUNICIPAL BONDS (Cost — $75,162,899)	80,464,568

Shares/Units

CLOSED END MUTUAL FUND SECURITY — 4.0%

UNITED STATES — 4.0%
30,100		iShares® National Muni Bond ETF, Common Class (Cost — $3,340,729)	3,467,520

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $78,503,628)	83,932,088

Face Amount

SHORT-TERM INVESTMENTS — 1.7%

TIME DEPOSITS — 1.7%
$202,035		ANZ National Bank — London, 1.490% due 9/3/19	202,035
71,272		Banco Santander SA — Frankfurt, 1.490% due 9/3/19	71,272
1,153,659		JPMorgan Chase & Co. — New York, 1.490% due 9/3/19	1,153,659

		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,426,966)	1,426,966

		TOTAL INVESTMENTS — 99.7% (Cost — $79,930,594)	85,359,054

		Other Assets in Excess of Liabilities — 0.3%	275,580

		TOTAL NET ASSETS — 100.0%	$85,634,634

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $883,836 and represents 1.0% of net assets.

(d)

Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.

At August 31, 2019, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal Bond Fund	$79,950,190	$5,448,056	$(19,596)	$5,428,460

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Abbreviations used in this schedule:
AMBAC	— American Bond Assurance Corporation
ETF	— Exchange-Traded Fund
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
NPFG	— National Public Finance Guarantee Corporation
PSF-GTD	— Permanent School Fund Guaranteed
SCH BD GTY	— Oregon School Bond Guaranty

See pages 295-296 for definitions of ratings.

Summary of Investments by Industry^
General Obligation	14.0%
Health Care Providers & Services	13.3
Transportation	12.3
Higher Education	9.0
School District	7.9
Development	7.0
Utilities	6.2
Airport	6.1
Water and Sewer	5.1
Single Family Housing	4.9
Capital Markets	4.1
Power	3.7
Tobacco Settlement	2.3
Education	1.5
Multi Family Housing	0.9
Short-Term Investments	1.7

100.0%

^	As a percentage of total investments.

At August 31, 2019, Municipal Bond Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Note December Futures	65	12/19	$8,581,314	$8,561,718	$19,596

At August 31, 2019, Municipal Bond Fund had deposited cash of $86,000 with a broker or brokers as margin collateral on an open exchange-traded futures contract.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 102.2%
	U.S. Treasury Inflation Indexed Bonds:
$11,563,984	2.375% due 1/15/25(a)(SBB)	$13,008,257
8,934,408	2.000% due 1/15/26	10,056,671
1,952,588	1.750% due 1/15/28	2,235,405
6,953,895	3.625% due 4/15/28	9,100,563
7,315,660	2.500% due 1/15/29	9,020,147
2,722,018	3.875% due 4/15/29	3,726,203
34,633	3.375% due 4/15/32	49,034
4,823,276	2.125% due 2/15/40	6,640,489
2,795,464	2.125% due 2/15/41	3,889,324
226,714	0.750% due 2/15/42	249,143
222,820	0.625% due 2/15/43	237,632
6,561,329	1.375% due 2/15/44	8,171,797
978,966	0.750% due 2/15/45	1,072,690
6,724,007	1.000% due 2/15/46	7,815,064
4,350,551	0.875% due 2/15/47	4,940,559
3,562,775	1.000% due 2/15/48	4,185,717
2,331,014	1.000% due 2/15/49(a)(SBB)	2,762,856
	U.S. Treasury Inflation Indexed Notes:
3,159,930	0.125% due 4/15/20	3,130,399
21,131,709	0.125% due 4/15/21(a)	20,928,102
193,200	0.625% due 7/15/21	194,408
5,262,405	0.125% due 1/15/22	5,230,464
16,896,076	0.125% due 4/15/22(a)	16,790,460
11,162,472	0.125% due 1/15/23(a)	11,143,232
10,312	0.625% due 4/15/23	10,474
4,334,412	0.250% due 1/15/25	4,390,281
6,613,575	0.375% due 7/15/25	6,781,262
17,689,816	0.625% due 1/15/26(a)	18,383,481
8,890,669	0.125% due 7/15/26	9,001,979
6,616,709	0.375% due 1/15/27	6,799,501
6,366,429	0.375% due 7/15/27	6,578,309
9,333,319	0.500% due 1/15/28	9,725,171
4,000,046	0.750% due 7/15/28	4,282,742
2,931,674	0.875% due 1/15/29	3,177,207
3,728,101	0.250% due 7/15/29(a)	3,841,735
	U.S. Treasury Notes:
1,600,000	2.125% due 3/31/24(SBB)	1,650,156
640,000	1.875% due 8/31/24(SBB)	654,275
900,000	2.250% due 11/15/24(SBB)	937,283
561,000	2.750% due 2/15/28(SBB)	617,210

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $209,956,377)	221,409,682

MORTGAGE-BACKED SECURITIES — 20.4%

FNMA — 20.4%
	Federal National Mortgage Association (FNMA):
15,300,000	4.000% due 11/1/48(b)	15,913,689
27,370,000	3.500% due 10/1/49(b)	28,144,058

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $43,971,983)	44,057,747

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.6%
			Alternative Loan Trust:
$385,463		Caa2(c)	Series 2006-HY11, Class A1, 2.265% (1-Month USD-LIBOR + 0.120%) due 6/25/36(d)	$367,090
59,926		WR(c)	Series 2007-4CB, Class 1A35, 6.000% due 4/25/37	60,783
754,364		Caa3(c)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(d)	758,995
3,039		AA	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 3.692% (6-Month USD-LIBOR + 1.500%) due 9/25/45(d)	3,070
317,490		AAA	B&M CLO Ltd., Series 2014-1A, Class A1R, 3.052% (3-Month USD-LIBOR + 0.730%) due 4/16/26(d)(f)	317,349
15,806		AA+	Banc of America Funding Trust, Series 2005-B, Class 3A1B, 2.792% (1-Month USD-LIBOR + 0.620%) due 4/20/35(d)	15,841
			Bayview Opportunity Master Fund IVa Trust:
527,050		NR	Series 2019-RN2, Class A1, step bond to yield, 3.967% due 3/28/34(f)	529,608
91,828		NR	Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(f)	91,983
32,805		BBB+	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 5.066% due 5/25/33(d)	33,857
323,479		CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 3.120% (1-Month USD-LIBOR + 0.975%) due 6/25/34(d)	329,289
81,328		AA+	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-A, Class A1, 2.505% (1-Month USD-LIBOR + 0.360%) due 3/25/35(d)(f)	81,071
			CHL Mortgage Pass-Through Trust:
126,193		WR(c)	Series 2005-HYB9, Class 2A1, 3.939% (1-Year USD-LIBOR + 1.750%) due 2/20/36(d)	120,869
158,669		Caa2(c)	Series 2006-6, Class A4, 6.000% due 4/25/36	131,221
207,310		WD(e)	Series 2007-1, Class A1, 6.000% due 3/25/37	177,627
			Citigroup Mortgage Loan Trust:
315,502		Caa2(c)	Series 2007-AR4, Class 1A1A, 4.624% due 3/25/37(d)	314,287
98,747		NR	Series 2019-B, Class A1, 3.258% due 4/25/66(d)(f)	99,082
			Citigroup Mortgage Loan Trust Inc.:
7,987		B-	Series 2004-HYB2, Class 2A, 5.131% due 3/25/34(d)	8,191
34,688		B(e)	Series 2004-NCM2, Class 1CB1, 5.500% due 8/25/34	35,584
			Countrywide Asset-Backed Certificates:
467,168		CC	Series 2007-1, Class 1A, 2.285% (1-Month USD-LIBOR + 0.140%) due 7/25/37(d)	424,794
100,434		CC	Series 2007-6, Class 1A, 2.345% (1-Month USD-LIBOR + 0.200%) due 9/25/37(d)	84,962
579,339		CCC	Series 2007-8, Class 1A1, 2.335% (1-Month USD-LIBOR + 0.190%) due 11/25/37(d)	558,221
903,000		NR	Credit Suisse Commercial Mortgage, Series 2015-3R, Class 5A2, 2.295% (1-Month USD-LIBOR + 0.150%) due 9/29/36(d)(f)	859,277
195,756		NR	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.830% due 8/26/58(f)	198,279
			Credit-Based Asset Servicing & Securitization LLC:
153,000		BB	Series 2005-CB3, Class M4, 3.195% (1-Month USD-LIBOR + 1.050%) due 5/25/35(d)	154,298
1,088,846		CC	Series 2007-CB6, Class A3, 2.365% (1-Month USD-LIBOR + 0.220%) due 7/25/37(d)(f)	738,984
600,000		AAA	Crown Point CLO 5 Ltd., Series 2018-5A, Class A, 3.243% (3-Month USD-LIBOR + 0.940%) due 7/17/28(d)(f)	597,432
149,011		D	CWABS Asset-Backed Certificates Trust, Series 2004-7, Class MV5, 3.870% (1-Month USD-LIBOR + 1.725%) due 11/25/34(d)	151,096
500,000	EUR	AAA	Euro-Galaxy V CLO BV, Series 2016-5A, Class ARV, 0.820% (3-Month EURIBOR + 0.820%) due 11/10/30(d)(f)	549,662
100,000		Aaa(c)	Evans Grove CLO Ltd., Series 2018-1A, Class A1, 3.064% (3-Month USD-LIBOR + 0.920%) due 5/28/28(d)(f)	99,107
1,103,329		NR	Fannie Mae REMICS, Series 2019-5, Class FA, 2.545% (1-Month USD-LIBOR + 0.400%) due 3/25/49(d)	1,103,561
400,000		AAA	Figueroa CLO Ltd., Series 2013-2A, Class A1RR, 3.237% (3-Month USD-LIBOR + 0.850%) due 6/20/27(d)(f)	399,997
			Government National Mortgage Association:
495,245		NR	Series 2018-H15, Class FG, 3.030% (1-Year USD-LIBOR + 0.150%) due 8/20/68(d)	488,486
1,165,754		NR	Series 2019-20, Class FE, 2.572% (1-Month USD-LIBOR + 0.400%) due 2/20/49(d)	1,165,443

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.6% — (continued)
$34,926		D	GSAA Trust, Series 2006-7, Class AF4A, step bond to yield, 6.220% due 3/25/46	$28,242
6,052		AA+	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 2.512% (1-Month USD-LIBOR + 0.340%) due 6/20/35(d)	6,042
900,000	GBP	AAA	Hawksmoor Mortgages, Series 2019-1A, Class A, zero coupon, (Sterling Overnight Index Average + 1.050%) due 5/25/53(d)(f)	1,097,844
73,791		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 2.785% (1-Month USD-LIBOR + 0.640%) due 7/25/45(d)	69,593
250,000		Aaa(c)	JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class A, 3.153% (3-Month USD-LIBOR + 0.850%) due 1/17/28(d)(f)	248,985
495,406		CCC	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 1A1, 2.605% (1-Month USD-LIBOR + 0.460%) due 3/25/36(d)	486,225
260,000	EUR	NR	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.490% (0.800% — 3-Month EURIBOR) due 12/15/29(d)(f)	284,198
96,483		NR	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, step bond to yield, 3.750% due 4/25/59(f)	99,067
142,582		Aaa(c)	LMREC Inc., Series 2015-CRE1, Class AR, 3.147% (1-Month USD-LIBOR + 0.980%) due 2/22/32(d)(f)	142,327
201,210		CC	Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A2, 2.265% (1-Month USD-LIBOR + 0.120%) due 8/25/36(d)	103,860
320,000		Aaa(c)	Monarch Grove CLO, Series 2018-1A, Class A1, 3.156% (3-Month USD-LIBOR + 0.880%) due 1/25/28(d)(f)	318,774
660,000		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3.123% (3-Month USD-LIBOR + 0.820%) due 10/13/27(d)(f)	657,907
17,717		AA+	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 2.675% (1-Month USD-LIBOR + 0.480%) due 6/15/30(d)	17,682
83,696		NR	New Residential Mortgage Loan Trust, Series 2018-3A, Class A1, 4.500% due 5/25/58(d)(f)	88,654
			Option One Mortgage Loan Trust:
129,268		CC	Series 2007-1, Class 1A1, 2.285% (1-Month USD-LIBOR + 0.140%) due 1/25/37(d)	96,909
127,920		CC	Series 2007-2, Class 1A1, 2.285% (1-Month USD-LIBOR + 0.140%) due 3/25/37(d)	95,784
700,000	EUR	AAA	OZLME BV, Series 1A, Class AR, 0.820% (3-Month EURIBOR + 0.820%) due 1/18/30(d)(f)	769,989
600,000		B-	RASC Trust, Series 2006-KS3, Class M1, 2.475% (1-Month USD-LIBOR + 0.330%) due 4/25/36(d)	598,700
626,349		WD(e)	Residential Asset Securitization Trust, Series 2006-A10, Class A5, 6.500% due 9/25/36	441,038
371,472		NR	RMAT LP, Series 2018-NPL1, Class A1, step bond to yield, 4.090% due 5/25/48(f)	374,925
			Securitized Asset-Backed Receivables LLC Trust:
606,279		CC	Series 2006-FR3, Class A3, 2.395% (1-Month USD-LIBOR + 0.250%) due 5/25/36(d)	395,331
118,268		CC	Series 2006-HE2, Class A2C, 2.295% (1-Month USD-LIBOR + 0.150%) due 7/25/36(d)	65,453
423,370		B	Sequoia Mortgage Trust, Series 6, Class A, 2.822% (1-Month USD-LIBOR + 0.640%) due 4/19/27(d)	417,920
250,000	GBP	NR	Silverstone Master Issuer PLC, Series 2015-16A, Class 2A, 1.459% (Sterling Overnight Index Average + 0.750%) due 1/21/70(d)(f)	305,100
900,000		Aaa(c)	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, 3.301% (3-Month USD-LIBOR + 1.150%) due 1/23/29(d)(f)	900,900
			Soundview Home Loan Trust:
300,155		CC	Series 2007-OPT1, Class 1A1, 2.345% (1-Month USD-LIBOR + 0.200%) due 6/25/37(d)	239,381
84,087		CCC	Series 2007-OPT2, Class 2A3, 2.325% (1-Month USD-LIBOR + 0.180%) due 7/25/37(d)	77,479
556,434		NR	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200% due 5/27/36(f)	566,527
260,000		Aaa(c)	Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3.183% (3-Month USD-LIBOR + 0.880%) due 4/15/28(d)(f)	258,892
250,000		AAA	THL Credit Wind River CLO Ltd., Series 2012-1A, Class AR2, 3.183% (3-Month USD-LIBOR + 0.880%) due 1/15/26(d)(f)	250,012
360,000		Aaa(c)	TICP CLO III-2 Ltd., Series 2018-3R, Class A, 3.118% (3-Month USD-LIBOR + 0.840%) due 4/20/28(d)(f)	359,994
500,000		Aaa(c)	Venture 35 CLO Ltd., Series 2018-35A, Class AS, 3.428% (3-Month USD-LIBOR + 1.150%) due 10/22/31(d)(f)	499,704

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.6% — (continued)
$466,707		AAA	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 2.944% (3-Month USD-LIBOR + 0.800%) due 2/28/26(d)(f)	$465,343
800,000		Aaa(c)	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 3.153% (3-Month USD-LIBOR + 0.850%) due 1/15/28(d)(f)	799,991
330,000		Aaa(c)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.183% (3-Month USD-LIBOR + 0.880%) due 4/15/27(d)(f)	328,834
			WaMu Mortgage Pass-Through Certificates Trust:
15,627		Baa1(c)	Series 2002-AR2, Class A, 2.391% (11th District Cost of Funds Index + 1.250%) due 2/27/34(d)	15,592
7,142		BBB	Series 2002-AR17, Class 1A, 3.681% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(d)	7,036
3,308		A+	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, 5.069% due 5/25/34(d)	3,451

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $22,938,917)	23,033,081

SOVEREIGN BONDS — 8.5%

Argentina — 0.1%
727,000	ARS	NR	Argentina Bonar Bonds, 54.553% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(d)	6,353
21,644,000	ARS	NR	Argentina POM Politica Monetaria, 66.380% due 6/21/20(d)	172,759

			Total Argentina	179,112

Australia — 0.8%
			Australia Government Bonds:
1,040,000	AUD	Aaa(c)	1.250% due 2/21/22	836,485
890,000	AUD	Aaa(c)	3.000% due 9/20/25	891,380

			Total Australia	1,727,865

Brazil — 0.6%
5,768,000	BRL	BB-	Brazil Letras do Tesouro Nacional, zero coupon, due 1/1/20	1,367,853

Canada — 0.2%
			Canadian Government Real Return Bonds:
465,582	CAD	AAA	4.250% due 12/1/26	458,857
52,437	CAD	AAA	0.500% due 12/1/50	43,000

			Total Canada	501,857

France — 1.2%
			French Republic Government Bonds OAT:
768,372	EUR	Aa2u(c)	2.250% due 7/25/20	870,210
740,189	EUR	Aa2u(c)	0.100% due 3/1/25	875,473
572,164	EUR	Aa2u(c)	1.850% due 7/25/27	798,419

			Total France	2,544,102

Japan — 1.5%
			Japanese Government CPI Linked Bonds:
140,242,660	JPY	A1(c)	0.100% due 3/10/28	1,381,633
181,356,570	JPY	NR	0.100% due 3/10/29	1,791,798

			Total Japan	3,173,431

New Zealand — 0.4%
970,000	NZD	AA+	New Zealand Government Bonds Inflation Linked Bonds, 2.500% due 9/20/35	869,861

Peru — 0.2%
1,400,000	PEN	A3(c)	Peru Government Bonds Inflation Linked Bonds, 6.150% due 8/12/32(f)	475,231

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Qatar — 0.1%
$200,000		AA-	Qatar Government International Bonds, 3.875% due 4/23/23(f)	$213,230

United Kingdom — 3.4%
			United Kingdom Gilt Inflation Linked Bonds:
2,984,540	GBP	Aa2u(c)	1.250% due 11/22/27	5,088,438
1,462,353	GBP	NR	0.125% due 8/10/28	2,348,408

			Total United Kingdom	7,436,846

			TOTAL SOVEREIGN BONDS (Cost — $19,544,037)	18,489,388

CORPORATE BONDS & NOTES — 5.2%

Agriculture — 0.1%
100,000		BBB+	BAT Capital Corp., Company Guaranteed Notes, 2.765% (3-Month USD-LIBOR + 0.590%) due 8/14/20(d)	100,214

Auto Manufacturers — 0.1%
200,000		BBB+	Hyundai Capital America, Senior Unsecured Notes, 1.750% due 9/27/19(f)	200,002

Banks — 2.4%
100,000	EUR	Ba1(c)	Banco Santander SA, Junior Subordinated Notes, 6.250% (5-Year EUR Swap Rate + 5.640%)(d)(g)	115,671
200,000	EUR	Baa3(c)	Cooperatieve Rabobank UA, Junior Subordinated Notes, 6.625% (6.697% — 5-Year EUR Swap Rate)(d)(g)	241,912
700,000		BBB-	Deutsche Bank AG, Senior Unsecured Notes, 4.250% due 10/14/21	712,069
100,000	GBP	BBB+	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	166,173
200,000		BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.186% (3-Month USD-LIBOR + 0.800%) due 6/21/21(d)	200,638
15,799,836	DKK	AAA	Nykredit Realkredit AS, Covered Notes, 1.000% due 10/1/50	2,371,931
			Royal Bank of Scotland Group PLC:
240,000		B+	Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(d)(g)	254,700
			Senior Unsecured Notes:
200,000		BBB	3.899% (3-Month USD-LIBOR + 1.550%) due 6/25/24(d)	199,695
200,000		BBB	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(d)	210,046
400,000		Aaa(c)	Toronto-Dominion Bank (The), Covered Notes, 2.250% due 3/15/21(f)	402,931
400,000		A+	UBS AG, Senior Unsecured Notes, 3.031% (3-Month USD-LIBOR + 0.580%) due 6/8/20(d)(f)	401,272

			Total Banks	5,277,038

Diversified Financial Services — 1.8%
			Ally Financial Inc.:
400,000		BB+	Company Guaranteed Notes, 8.000% due 11/1/31	561,000
100,000		BB+	Senior Unsecured Notes, 8.000% due 11/1/31	139,250
18,999,797	DKK	AAA	Jyske Realkredit AS, Covered Notes, 1.000% due 10/1/50	2,855,123
2,700,000	DKK	AAA	Nordea Kredit Realkreditaktieselskab, Covered Notes, 1.000% due 10/1/50	405,533

			Total Diversified Financial Services	3,960,906

Electric — 0.2%
200,000		BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 2.800% due 1/15/23	204,738
100,000		BBB+	Sempra Energy, Senior Unsecured Notes, 2.860% (3-Month USD-LIBOR + 0.450%) due 3/15/21(d)	99,756

			Total Electric	304,494

Gas — 0.1%
200,000		BBB+	Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 3.010% (3-Month USD-LIBOR + 0.600%) due 6/15/21(d)	200,917

Oil & Gas — 0.3%
657,000		BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.999% due 1/27/28	723,850

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

Pipelines — 0.1%
$200,000		BBB+	Enbridge Inc., Company Guaranteed Notes, 2.738% (3-Month USD-LIBOR + 0.400%) due 1/10/20(d)	$200,094

Telecommunications — 0.1%
300,000		BBB	AT&T Inc., Senior Unsecured Notes, 2.888% (3-Month USD-LIBOR + 0.750%) due 6/1/21(d)	301,489

			TOTAL CORPORATE BONDS & NOTES (Cost — $11,081,721)	11,269,004

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $307,493,035)	318,258,902

SHORT-TERM INVESTMENTS — 0.3%

TIME DEPOSITS — 0.3%
233,416			Banco Santander SA — Frankfurt, 1.490% due 9/3/19	233,416
			BBH — Grand Cayman:
4,384	DKK		(0.800)% due 9/2/19	646
7,852	NZD		0.280% due 9/2/19	4,948
17,387	AUD		0.450% due 9/2/19	11,708
665	SGD		0.940% due 9/2/19	479
16,863	ZAR		5.460% due 9/2/19	1,112
19	CAD		0.870% due 9/3/19	14
283,879	EUR		Deutsche Bank — Frankfurt, (0.580)% due 9/2/19	311,997
82,918	GBP		HSBC Bank PLC — London, 0.370% due 9/2/19	100,887
2,369,974	JPY		Skandinaviska Enskilda Banken AB — Stockholm, (0.250)% due 9/2/19	22,311

			TOTAL SHORT-TERM INVESTMENTS (Cost — $687,518)	687,518

			TOTAL INVESTMENTS IN SECURITIES (Cost — $308,180,553)	318,946,420

			TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $25,098)	23,165

			TOTAL INVESTMENTS — 147.2% (Cost — $308,205,651)	318,969,585

			Liabilities in Excess of Other Assets — (47.2)%	(102,305,287)

			TOTAL NET ASSETS — 100.0%	$216,664,298

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(b)	This security is traded on a TBA basis (see Note 1).
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $15,072,464 and represents 7.0% of net assets.

(g)	Security is perpetual in nature and has no stated maturity date.
(SBB)	All or a portion of these securities were purchased in a sale-buyback transaction. The value of these securities total $5,001,188, which represents 2.3% of net assets.

At August 31, 2019, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Inflation-Linked Fixed Income Fund	$310,447,752	$15,790,100	$(8,427,500)	$7,362,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
U.S. Government Obligations	69.4%
Mortgage-Backed Securities	13.8
Collateralized Mortgage Obligations	7.2
Sovereign Bonds	5.8
Corporate Bonds & Notes	3.6
Purchased Options	0.0 *
Short-Term Investments	0.2

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2019, Inflation-Linked Fixed Income Fund held the following Options Contracts Purchased:

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
6	676,110	EUR	Euro-Bobl October Futures, Call	SOG	9/20/19	EUR 141.25	$33
52	9,157,720	EUR	Euro-Bund December Futures, Put	SOG	11/22/19	EUR 151.00	572
60	10,566,600	EUR	Euro-Bund November Futures, Put	CITI	10/25/19	EUR 173.00	20,443
75	12,951,000	EUR	Euro OAT December Futures, Call	SOG	11/22/19	EUR 200.00	824
221	30,184,180	EUR	Euro-Schatz October Futures, Call	SOG	9/20/19	EUR 114.70	1,214
57	$7,502,625		U.S. Treasury 10-Year Note December Futures, Put	CITI	11/22/19	$116.00	57
22	2,895,750		U.S. Treasury 10-Year Note December Futures, Put	CITI	11/22/19	$116.50	22

			Total Options on Futures				$23,165

			TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $25,098)				$23,165

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2019, Inflation-Linked Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
500,000	$ 269,780		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	DUB	9/18/19	0.950%	$2
800,000	431,648		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	BNP	9/18/19	1.000%	1
500,000	269,780		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	DUB	9/18/19	1.000%	1
700,000	377,692		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	DUB	11/20/19	0.900%	331
300,000	161,868		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	BCLY	11/20/19	0.900%	142
200,000	107,912		OTC Markit CDX North America Investment Grade Series 32 5-Year Index, Put	BNP	11/20/19	0.900%	95
1,200,000	569,784	EUR	OTC Markit iTraxx Europe Series 31 5-Year Index, Put	BCLY	9/18/19	0.950%	6
300,000	142,466	EUR	OTC Markit iTraxx Europe Series 31 5-Year Index, Put	JPM	9/18/19	1.050%	—

			Total Credit Default Swaptions				$578

Interest Rate Swaption

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
5,200,000	110,851GBP	OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	10/15/19	0.950%	$2,178

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price		Value
8	1,408,880EUR	Euro-Bund December Futures, Call	SOG	11/22/19	EUR	176.00	$14,771
30	5,283,300EUR	Euro-Bund December Futures, Call	CITI	11/22/19	EUR	178.50	21,102
8	1,408,880EUR	Euro-Bund December Futures, Put	SOG	11/22/19	EUR	176.00	12,309
60	10,566,600EUR	Euro-Bund November Futures, Put	CITI	10/25/19	EUR	170.50	5,935
12	2,113,320EUR	Euro-Bund October Futures, Call	UBS	9/20/19	EUR	175.50	17,145
1	176,110EUR	Euro-Bund October Futures, Call	GSC	9/20/19	EUR	175.50	1,429
12	2,113,320EUR	Euro-Bund October Futures, Put	UBS	9/20/19	EUR	175.50	6,858
1	176,110EUR	Euro-Bund October Futures, Put	GSC	9/20/19	EUR	175.50	572

		Total Options on Futures					$80,121

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $123,379)					$82,877

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2019, Inflation-Linked Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†	Security	Value
	Bank of America:
$509,775	2.240% due 9/3/19	$509,775
3,848,651	2.250% due 9/3/19	3,848,651
	NatWest Markets Securities Inc.:
775,250	2.350% due 9/3/19	775,250
18,288,890	2.300% due 10/7/19	18,288,890
	Royal Bank of Canada:
11,060,100	2.280% due 10/11/19	11,060,100
	Standard Chartered Bank:
18,830,085	2.280% due 10/11/19	18,830,085
775,250	2.280% due 10/18/19	775,250

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $54,088,001)	$54,088,001

†	Amount denominated in U.S. dollars, unless otherwise noted.

For the year ended August 31, 2019, the daily average borrowing and interest rate under the reverse repurchase agreements were $50,194,745 and 2.502%, respectively.

At August 31, 2019, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $353,000 for open reverse repurchase agreements.

At August 31, 2019, Inflation-Linked Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro-Bund December Futures	52	12/19	$10,084,795	$10,074,508	$(10,287)
U.S. Treasury 10-Year Note December Futures	158	12/19	20,792,647	20,811,562	18,915

					8,628

Contracts to Sell:
Australian Government 3-Year Bond September Futures	14	9/19	1,081,732	1,091,756	(10,024)
Australian Government 10-Year Bond September Futures	4	9/19	382,296	400,776	(18,480)
Euro-Bobl September Futures	6	9/19	886,933	898,341	(11,408)
Euro-OAT December Futures	75	12/19	14,168,260	14,196,703	(28,443)
Euro-Schatz Note December Futures	430	12/19	53,231,524	53,253,972	(22,448)
Japan Government 10-Year Bond September Futures	3	9/19	4,343,281	4,383,149	(39,868)
U.S. Treasury 2-Year Note December Futures	44	12/19	9,504,344	9,509,157	(4,813)
U.S. Treasury 5-Year Note December Futures	117	12/19	14,015,320	14,037,258	(21,938)
U.S. Treasury Long Bond December Futures	47	12/19	7,743,250	7,766,750	(23,500)
U.S. Treasury Ultra Long Bond December Futures	11	12/19	2,147,479	2,171,813	(24,334)
United Kingdom Treasury 10-Year Gilt December Futures	43	12/19	6,982,629	7,025,274	(42,645)

					(247,901)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(239,273)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2019, Inflation-Linked Fixed Income Fund had deposited cash of $542,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2019, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	10,472,000	USD	185,839	BNP	$175,970	9/4/19	$(9,869)
Argentine Peso	10,472,000	USD	176,916	HSBC	175,969	9/4/19	(947)
Argentine Peso	126,000	USD	2,000	HSBC	1,972	9/23/19	(28)
Australian Dollar	2,531,000	USD	1,707,573	HSBC	1,704,375	9/3/19	(3,198)
Brazilian Real	4,439,728	USD	1,072,787	DUB	1,071,945	9/4/19	(842)
Brazilian Real	4,439,728	USD	1,183,612	MLP	1,071,945	9/4/19	(111,667)
Brazilian Real	4,439,728	USD	1,066,832	DUB	1,069,654	10/2/19	2,822
British Pound	1,193,000	USD	1,444,869	BCLY	1,451,524	9/3/19	6,655
British Pound	3,434,000	USD	4,158,837	SCB	4,178,149	9/3/19	19,312
Colombian Peso	3,540,078,800	USD	1,048,198	JPM	1,027,481	9/25/19	(20,717)
Euro	977,000	USD	1,080,847	JPM	1,073,772	9/3/19	(7,075)
Indonesian Rupiah	16,302,736,400	USD	1,112,663	SCB	1,147,532	9/18/19	34,869
Indonesian Rupiah	16,302,736,400	USD	1,121,851	SCB	1,135,519	12/18/19	13,668
Korean Won	1,351,944,610	USD	1,115,190	HSBC	1,117,380	9/18/19	2,190
Russian Ruble	9,099,025	USD	142,678	SCB	135,604	10/17/19	(7,074)
Russian Ruble	67,739,427	USD	1,031,789	SCB	1,005,598	11/15/19	(26,191)
South African Rand	8,324,094	USD	582,823	BNP	546,388	10/7/19	(36,435)

							(144,527)

Contracts to Sell:
Argentine Peso	10,472,000	USD	176,916	BNP	175,970	9/4/19	946
Argentine Peso	10,472,000	USD	176,000	HSBC	175,970	9/4/19	30
Argentine Peso	1,391,500	USD	22,000	BNP	22,021	9/20/19	(21)
Argentine Peso	2,340,000	USD	36,000	DUB	37,031	9/20/19	(1,031)
Argentine Peso	10,472,000	USD	176,445	BNP	163,932	9/23/19	12,513
Argentine Peso	5,461,000	USD	86,000	JPM	85,488	9/23/19	512
Australian Dollar	2,531,000	USD	1,749,467	BNP	1,704,375	9/3/19	45,092
Australian Dollar	2,531,000	USD	1,709,092	HSBC	1,705,785	10/2/19	3,307
Brazilian Real	4,439,728	USD	1,069,041	DUB	1,071,945	9/4/19	(2,904)
Brazilian Real	4,439,728	USD	1,072,787	MLP	1,071,945	9/4/19	842
Brazilian Real	5,768,000	USD	1,499,389	JPM	1,380,364	1/3/20	119,025
British Pound	654,000	USD	798,608	BCLY	795,722	9/3/19	2,886
British Pound	302,000	USD	367,194	JPM	367,444	9/3/19	(250)
British Pound	861,000	USD	1,052,370	JPM	1,047,579	9/3/19	4,791
British Pound	92,000	USD	111,287	JPM	111,936	9/3/19	(649)
British Pound	115,000	USD	140,168	MLP	139,921	9/3/19	247
British Pound	9,742,000	USD	11,879,784	MLP	11,853,096	9/3/19	26,688
British Pound	550,000	USD	673,953	MLP	669,185	9/3/19	4,768
British Pound	7,689,000	USD	9,387,755	HSBC	9,366,926	10/2/19	20,829
British Pound	116,000	USD	141,705	SCB	141,314	10/2/19	391
Canadian Dollar	654,000	USD	495,195	BNP	491,268	9/3/19	3,927
Colombian Peso	1,818,490,000	USD	563,000	HSBC	527,803	9/25/19	35,197
Colombian Peso	1,758,605,000	USD	547,000	HSBC	510,422	9/25/19	36,578
Danish Krone	2,085,000	USD	320,081	BNP	308,010	10/1/19	12,071

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Danish Krone	8,304,916	USD	1,275,081	BNP	$1,226,856	10/1/19	$48,225
Danish Krone	7,240,000	USD	1,109,453	BNP	1,069,540	10/1/19	39,913
Danish Krone	1,690,000	USD	259,103	HSBC	249,658	10/1/19	9,445
Danish Krone	15,170,000	USD	2,313,441	JPM	2,241,011	10/1/19	72,430
Danish Krone	2,680,000	USD	411,993	MLP	395,907	10/1/19	16,086
Euro	4,170,000	USD	4,657,656	HSBC	4,583,037	9/3/19	74,619
Euro	380,000	USD	426,379	MLP	417,639	9/3/19	8,740
Euro	3,573,000	USD	3,967,845	BNP	3,935,616	10/2/19	32,229
Indonesian Rupiah	16,302,736,400	USD	1,139,096	SCB	1,147,532	9/18/19	(8,436)
Japanese Yen	236,000,000	USD	2,177,074	HSBC	2,221,699	9/3/19	(44,625)
Japanese Yen	108,200,000	USD	1,031,049	MLP	1,018,593	9/3/19	12,456
Japanese Yen	344,200,000	USD	3,240,652	JPM	3,247,079	10/2/19	(6,427)
Korean Won	1,165,304,410	USD	982,882	BNP	963,123	9/18/19	19,759
Korean Won	186,640,200	USD	162,000	MLP	154,258	9/18/19	7,742
Korean Won	1,351,944,610	USD	1,118,373	HSBC	1,120,557	12/18/19	(2,184)
Mexican Peso	761,000	USD	38,663	BCLY	37,867	9/20/19	796
New Taiwan Dollar	16,220,020	USD	517,369	BNP	520,014	11/21/19	(2,645)
New Taiwan Dollar	4,335,000	USD	138,419	HSBC	138,980	11/21/19	(561)
New Taiwan Dollar	6,606,000	USD	210,516	JPM	211,788	11/21/19	(1,272)
New Taiwan Dollar	8,241,000	USD	263,316	SCB	264,207	11/21/19	(891)
New Zealand Dollar	1,271,000	USD	834,922	BNP	800,857	9/3/19	34,065
New Zealand Dollar	1,271,000	USD	801,532	HSBC	801,511	10/2/19	21
Peruvian Sol	66,154	USD	19,650	BNP	19,458	10/9/19	192
Peruvian Sol	1,581,510	USD	478,883	BNP	464,219	11/25/19	14,664
Singapore Dollar	788,084	USD	575,748	MLP	568,034	9/18/19	7,714

							657,840

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$513,313

At August 31, 2019, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	U.S. Federal Funds Effective Rate Index	2.428%	12/20/47	12-Month	USD	100,000	$(26,970)	$241	$(27,211)
Receive	U.S. Federal Funds Effective Rate Index	2.478%	12/20/47	12-Month	USD	378,000	(106,676)	758	(107,434)
Receive	U.S. Federal Funds Effective Rate Index	2.499%	12/20/47	12-Month	USD	950,000	(273,102)	2,364	(275,466)
Receive	3-Month FRA New Zealand Bank Bill	3.250%	3/21/28	6-Month	NZD	700,000	(81,879)	2,137	(84,016)
Receive	3-Month USD-LIBOR	1.625%	1/16/50	6-Month	USD	100,000	(2,033)	(1,423)	(610)
Receive	3-Month USD-LIBOR	1.625%	2/3/50	6-Month	USD	200,000	(4,089)	(14)	(4,075)
Receive	3-Month USD-LIBOR	1.750%	12/21/26	6-Month	USD	620,000	(17,087)	(15,863)	(1,224)
Receive	3-Month USD-LIBOR	1.750%	9/12/29	6-Month	USD	3,400,000	(44,468)	7,961	(52,429)
Receive	3-Month USD-LIBOR	2.000%	7/27/26	6-Month	USD	3,100,000	(110,485)	90,254	(200,739)
Pay	3-Month USD-LIBOR	2.250%	12/20/22	6-Month	USD	9,600,000	265,781	12,038	253,743
Receive	3-Month USD-LIBOR	2.250%	6/20/28	6-Month	USD	1,490,000	(109,884)	80,316	(190,200)
Receive	3-Month USD-LIBOR	2.250%	12/11/49	6-Month	USD	700,000	(122,384)	(2,779)	(119,605)
Receive	3-Month USD-LIBOR	2.250%	3/12/50	6-Month	USD	400,000	(70,069)	(1,227)	(68,842)
Receive	3-Month USD-LIBOR	2.400%	12/7/26	6-Month	USD	2,900,000	(155,065)	17,679	(172,744)
Receive	3-Month USD-LIBOR	2.500%	2/22/26	6-Month	USD	9,530,000	(577,668)	(281,476)	(296,192)
Receive	3-Month USD-LIBOR	2.500%	6/20/48	6-Month	USD	710,000	(162,198)	84,824	(247,022)
Pay	3-Month USD-LIBOR	2.750%	12/19/23	6-Month	USD	9,540,000	569,285	(58,761)	628,046
Receive	3-Month USD-LIBOR	2.765%	7/18/28	6-Month	USD	1,550,000	(183,679)	—	(183,679)
Receive	6-Month JPY-LIBOR	0.300%	9/20/27	6-Month	JPY	5,590,000	(2,021)	(101)	(1,920)

							$(1,214,691)	$(63,072)	$(1,151,619)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2019, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	5-Year EUR Inflation Linked	1.030%	3/15/24	EUR	2,000,000	$(34,698)	$(3,199)	$(31,499)
Pay	10-Year EUR Inflation Linked	1.520%	11/15/27	EUR	1,890,000	113,171	(30,893)	144,064
Pay	10-Year EUR Inflation Linked	1.535%	3/15/28	EUR	700,000	44,098	91	44,007
Pay	10-Year EUR Inflation Linked	1.620%	5/15/28	EUR	910,000	66,438	57	66,381
Receive	15-Year EUR Inflation Linked	1.710%	3/15/33	EUR	100,000	(11,423)	—	(11,423)
Pay	20-Year EUR Inflation Linked	1.242%	8/15/39	EUR	240,000	(1,551)	—	(1,551)
Pay	30-Year EUR Inflation Linked	1.387%	8/15/49	EUR	120,000	129	—	129
Pay	10-Year GBP Inflation Linked	3.717%	12/15/28	GBP	920,000	11,464	—	11,464
Pay	15-Year GBP Inflation Linked	3.100%	6/15/31	GBP	2,430,000	(337,116)	(251,380)	(85,736)
Pay	15-Year GBP Inflation Linked	3.500%	9/15/33	GBP	250,000	(6,777)	195	(6,972)
Pay	15-Year GBP Inflation Linked	3.530%	10/15/31	GBP	1,190,000	(25,204)	(7,845)	(17,359)
Pay	20-Year GBP Inflation Linked	3.600%	6/15/39	GBP	820,000	18,332	(227)	18,559
Pay	20-Year GBP Inflation Linked	3.590%	6/15/39	GBP	120,000	2,156	—	2,156
Receive	1-Year USD Inflation Linked	1.430%	7/25/20	USD	4,300,000	(6,279)	(245)	(6,034)
Receive	1-Year USD Inflation Linked	1.425%	8/6/20	USD	700,000	(940)	—	(940)
Receive	2-Year USD Inflation Linked	1.875%	3/14/21	USD	200,000	(1,038)	—	(1,038)
Receive	2-Year USD Inflation Linked	1.927%	3/18/21	USD	700,000	(4,297)	—	(4,297)
Receive	2-Year USD Inflation Linked	1.997%	3/22/21	USD	2,290,000	(16,969)	—	(16,969)
Receive	3-Year USD Inflation Linked	2.168%	7/15/20	USD	1,100,000	(7,826)	—	(7,826)
Receive	4-Year USD Inflation Linked	2.027%	11/23/20	USD	700,000	(3,773)	—	(3,773)
Receive	5-Year USD Inflation Linked	1.550%	7/26/21	USD	400,000	6,258	13,538	(7,280)
Receive	5-Year USD Inflation Linked	1.603%	9/12/21	USD	310,000	3,391	9,337	(5,946)
Receive	5-Year USD Inflation Linked	2.210%	2/5/23	USD	2,090,000	(57,164)	—	(57,164)
Receive	5-Year USD Inflation Linked	2.220%	4/13/23	USD	6,296,000	(197,277)	—	(197,277)
Pay	10-Year USD Inflation Linked	2.150%	9/25/27	USD	300,000	10,210	—	10,210
Pay	10-Year USD Inflation Linked	2.156%	10/17/27	USD	700,000	24,708	—	24,708
Pay	10-Year USD Inflation Linked	2.335%	2/5/28	USD	960,000	58,540	2,083	56,457
Pay	10-Year USD Inflation Linked	2.352%	5/9/28	USD	360,000	23,641	—	23,641
Pay	10-Year USD Inflation Linked	2.360%	5/9/28	USD	540,000	35,915	—	35,915
Pay	10-Year USD Inflation Linked	2.364%	5/10/28	USD	550,000	36,785	—	36,785

						$(257,096)	$(268,488)	$11,392

At August 31, 2019, Inflation-Linked Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Depreciation
Mexico Government International, BBB+	(1.000)%	12/20/23	3-Month	BCLY	1.019%	USD	500,000	$(620)	$4,271	$(4,891)
Mexico Government International, BBB+	(1.000)%	12/20/23	3-Month	BNP	1.019%	USD	200,000	(248)	1,944	(2,192)
Mexico Government International, BBB+	(1.000)%	12/20/23	3-Month	HSBC	1.019%	USD	900,000	(1,117)	8,238	(9,355)

								$(1,985)	$14,453	$(16,438)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG, A	1.000%	12/20/20	3-Month	0.172%	EUR	100,000	$1,433	$1,651	$(218)
General Electric Co., BBB+	1.000%	12/20/23	3-Month	1.404%	USD	100,000	(1,436)	(4,874)	3,438

							$(3)	$(3,223)	$3,220

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

At August 31, 2019, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $902,000 for open centrally cleared swap contracts.

At August 31, 2019, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $330,000 for open OTC swap contracts.

At August 31, 2019, Inflation-Linked Fixed Income Fund was involved in following sale-buyback transactions:

Counterparty	Borrowing date	Maturity date	Borrowing rate	Amount borrowed
BNP Paribas	8/28/2019	9/3/2019	2.19%	$655,371
BNP Paribas	8/28/2019	9/3/2019	2.47%	614,970
BNP Paribas	8/29/2019	9/3/2019	2.40%	943,549
BNP Paribas	8/30/2019	9/4/2019	2.35%	617,051
BNP Paribas	8/30/2019	9/4/2019	2.35%	1,662,656
TD Securities (USA) LLC	8/28/2019	9/3/2019	1.52%	535,219

				$5,028,816

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
CAD	— Canadian Dollar	DUB	— Deutsche Bank AG
DKK	— Danish Krone	GSC	— Goldman Sachs & Co.
EUR	— Euro	HSBC	— HSBC Bank USA
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
JPY	— Japanese Yen	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
NZD	— New Zealand Dollar	SCB	— Standard Chartered Bank
PEN	— Peruvian Sol	SOG	— Societe Generale SA
SGD	— Singapore Dollar	UBS	— UBS Securities LLC
ZAR	— South African Rand

See pages 295-296 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

CORPORATE BONDS & NOTES — 59.1%

Aerospace/Defense — 0.5%
$1,500,000	BBB-	Spirit AeroSystems Inc., Company Guaranteed Notes, 3.210% (3-Month USD-LIBOR + 0.800%) due 6/15/21(a)	$1,500,463
1,000,000	BBB+	United Technologies Corp., Senior Unsecured Notes, 2.818% (3-Month USD-LIBOR + 0.650%) due 8/16/21(a)	1,000,125

		Total Aerospace/Defense	2,500,588

Agriculture — 1.8%
		BAT Capital Corp., Company Guaranteed Notes:
1,800,000	BBB+	2.297% due 8/14/20	1,800,449
2,330,000	BBB+	2.765% (3-Month USD-LIBOR + 0.590%) due 8/14/20(a)	2,334,985
1,400,000	BBB+	3.038% (3-Month USD-LIBOR + 0.880%) due 8/15/22(a)	1,405,580
1,500,000	BBB+	BAT International Finance PLC, Company Guaranteed Notes, 1.625% due 9/9/19	1,499,713
1,100,000	BBB	Imperial Brands Finance PLC, Company Guaranteed Notes, 2.950% due 7/21/20(b)	1,105,945
1,000,000	BBB+	Reynolds American Inc., Company Guaranteed Notes, 6.875% due 5/1/20	1,028,826

		Total Agriculture	9,175,498

Airlines — 0.5%
1,500,000	BB+	Delta Air Lines Inc., Senior Unsecured Notes, 2.875% due 3/13/20	1,500,444
414,002	A+	Northwest Airlines Inc. Class A Pass-Through Trust, Series 2007-1, Pass-Thru Certificates, 7.027% due 11/1/19	416,755
203,653	A	Northwest Airlines Inc. Class G-2 Pass-Through Trust, Series 2002-1, Pass-Thru Certificates, 6.264% due 11/20/21	210,058
500,000	BBB+	Southwest Airlines Co., Senior Unsecured Notes, 2.750% due 11/6/19	500,116

		Total Airlines	2,627,373

Auto Manufacturers — 7.9%
500,000	A+	BMW US Capital LLC, Company Guaranteed Notes, 2.676% (3-Month USD-LIBOR + 0.500%) due 8/13/21(a)(b)	501,326
		Daimler Finance North America LLC, Company Guaranteed Notes:
500,000	A	2.611% (3-Month USD-LIBOR + 0.430%) due 2/12/21(a)(b)	499,468
5,600,000	A	3.030% (3-Month USD-LIBOR + 0.880%) due 2/22/22(a)(b)	5,623,937
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
3,400,000	BBB	3.311% (3-Month USD-LIBOR + 1.000%) due 1/9/20(a)	3,405,895
1,000,000	BBB	8.125% due 1/15/20	1,020,959
1,000,000	BBB	2.343% due 11/2/20	995,781
1,037,000	BBB	3.099% (3-Month USD-LIBOR + 0.810%) due 4/5/21(a)	1,029,417
1,100,000	BBB	3.220% (3-Month USD-LIBOR + 0.880%) due 10/12/21(a)	1,088,842
		General Motors Co., Senior Unsecured Notes:
1,900,000	BBB	3.009% (3-Month USD-LIBOR + 0.800%) due 8/7/20(a)	1,902,838
200,000	BBB	3.353% (3-Month USD-LIBOR + 0.900%) due 9/10/21(a)	199,877
		General Motors Financial Co., Inc.:
		Company Guaranteed Notes:
300,000	BBB	3.161% (3-Month USD-LIBOR + 0.850%) due 4/9/21(a)	300,013
1,500,000	BBB	3.640% (3-Month USD-LIBOR + 1.310%) due 6/30/22(a)	1,501,338
2,400,000	BBB	Senior Unsecured Notes, 3.339% (3-Month USD-LIBOR + 1.100%) due 11/6/21(a)	2,400,673
		Harley-Davidson Financial Services Inc., Company Guaranteed Notes:
1,300,000	BBB+	2.400% due 9/15/19(b)	1,299,889
500,000	BBB+	2.150% due 2/26/20(b)	499,049
500,000	BBB+	2.400% due 6/15/20(b)	499,843
		Hyundai Capital America, Senior Unsecured Notes:
400,000	BBB+	1.750% due 9/27/19(b)	400,004
600,000	BBB+	3.202% (3-Month USD-LIBOR + 0.800%) due 9/18/20(a)(b)	601,409
800,000	BBB+	3.256% (3-Month USD-LIBOR + 0.820%) due 3/12/21(a)	800,643
600,000	BBB+	3.243% (3-Month USD-LIBOR + 0.940%) due 7/8/21(a)	600,541

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Auto Manufacturers — 7.9% — (continued)
$800,000	BBB+	Hyundai Capital Services Inc., Senior Unsecured Notes, 2.625% due 9/29/20	$800,721
		Nissan Motor Acceptance Corp., Senior Unsecured Notes:
3,900,000	A-	2.693% (3-Month USD-LIBOR + 0.390%) due 7/13/20(a)(b)	3,900,940
1,500,000	A-	2.720% (3-Month USD-LIBOR + 0.390%) due 9/28/20(a)(b)	1,500,123
1,000,000	A-	2.930% (3-Month USD-LIBOR + 0.520%) due 3/15/21(a)(b)	999,889
1,700,000	A-	2.953% (3-Month USD-LIBOR + 0.650%) due 7/13/22(a)(b)	1,693,804
1,000,000	A-	3.020% (3-Month USD-LIBOR + 0.690%) due 9/28/22(a)(b)	996,024
		Volkswagen Group of America Finance LLC, Company Guaranteed Notes:
1,000,000	BBB+	2.450% due 11/20/19(b)	999,935
500,000	BBB+	2.400% due 5/22/20(b)	500,601
1,500,000	BBB+	2.946% (3-Month USD-LIBOR + 0.770%) due 11/13/20(a)(b)	1,506,790
1,000,000	BBB+	3.875% due 11/13/20(b)	1,018,969

		Total Auto Manufacturers	39,089,538

Auto Parts & Equipment — 0.1%
300,000	BBB-	ZF North America Capital Inc., Company Guaranteed Notes, 4.000% due 4/29/20	300,989

Banks — 17.7%
1,400,000	A-	Aozora Bank Ltd., Senior Unsecured Notes, 2.750% due 3/9/20	1,400,890
1,800,000	BBB-	Axis Bank Ltd., Senior Unsecured Notes, 3.250% due 5/21/20	1,806,749
800,000	A	Banco Santander Chile, Senior Unsecured Notes, 3.344% (3-Month USD-LIBOR + 1.200%) due 11/28/21(a)	810,689
1,600,000	A-	Bank of America Corp., Senior Unsecured Notes, 2.969% (3-Month USD-LIBOR + 0.650%) due 10/1/21(a)	1,604,744
		Barclays PLC, Senior Unsecured Notes:
2,300,000	BBB	4.291% (3-Month USD-LIBOR + 2.110%) due 8/10/21(a)	2,341,685
300,000	BBB	3.588% (3-Month USD-LIBOR + 1.430%) due 2/15/23(a)	300,210
2,000,000	A	Chiba Bank Ltd. (The), Senior Unsecured Notes, 2.750% due 7/29/20	2,000,896
2,100,000	A+	Citibank NA, Senior Unsecured Notes, 2.736% (3-Month USD-LIBOR + 0.600%) due 5/20/22(a)	2,104,612
1,500,000	BBB+	Citigroup Inc., Senior Unsecured Notes, 3.233% (3-Month USD-LIBOR + 0.950%) due 7/24/23(a)	1,507,342
1,200,000	A+	Cooperatieve Rabobank UA, Senior Unsecured Notes, 3.168% (3-Month USD-LIBOR + 0.830%) due 1/10/22(a)	1,212,438
2,000,000	BBB+	Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes, 4.590% (3-Month USD-LIBOR + 2.290%) due 4/16/21(a)	2,058,101
		Danske Bank AS, Senior Unsecured Notes:
900,000	A	1.650% due 9/6/19(b)	899,968
500,000	A	2.750% due 9/17/20	501,820
		DBS Group Holdings Ltd., Senior Unsecured Notes:
1,000,000	Aa2(c)	2.896% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)	1,005,407
3,000,000	Aa2(c)	2.896% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)(b)	3,016,221
300,000	BBB-	Discover Bank, Subordinated Notes, 8.700% due 11/18/19	303,622
1,000,000	AA-	DNB Bank ASA, Senior Unsecured Notes, 3.208% (3-Month USD-LIBOR + 1.070%) due 6/2/21(a)	1,013,160
600,000	NR	Eksportfinans ASA, Senior Unsecured Notes, 2.981% (3-Month USD-LIBOR + 0.800%) due 11/10/20(a)(d)	600,672
300,000	A3(c)	Emirates NBD PJSC, Senior Unsecured Notes, 3.806% (3-Month USD-LIBOR + 1.550%) due 1/26/20(a)	301,872
1,000,000	AA-	First Abu Dhabi Bank PJSC, Senior Unsecured Notes, 3.272% (3-Month USD-LIBOR + 0.950%) due 4/16/22(a)	1,006,243
800,000	A+	Goldman Sachs Bank USA, Senior Unsecured Notes, 2.725% (SOFR + 0.600%) due 5/24/21(a)	800,581
		Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
1,000,000	BBB+	3.041% (3-Month USD-LIBOR + 0.730%) due 12/27/20(a)	1,001,352
900,000	BBB+	3.328% (3-Month USD-LIBOR + 1.170%) due 11/15/21(a)	906,608
1,000,000	BBB+	3.377% (3-Month USD-LIBOR + 1.110%) due 4/26/22(a)	1,008,195
1,986,000	BBB+	3.036% (3-Month USD-LIBOR + 0.780%) due 10/31/22(a)	1,990,962

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 17.7% — (continued)
		HSBC Holdings PLC, Senior Unsecured Notes:
$2,300,000	A	3.086% (3-Month USD-LIBOR + 0.650%) due 9/11/21(a)	$2,302,445
1,400,000	A	3.789% (3-Month USD-LIBOR + 1.500%) due 1/5/22(a)	1,426,074
3,100,000	A	3.124% (3-Month USD-LIBOR + 1.000%) due 5/18/24(a)	3,106,129
		ICICI Bank Ltd., Senior Unsecured Notes:
700,000	BBB-	3.125% due 8/12/20	703,234
500,000	BBB-	5.750% due 11/16/20	518,025
1,200,000	A-	ING Groep NV, Senior Unsecured Notes, 3.480% (3-Month USD-LIBOR + 1.150%) due 3/29/22(a)	1,213,740
3,900,000	A-	JPMorgan Chase & Co., Senior Unsecured Notes, 3.012% (3-Month USD-LIBOR + 0.610%) due 6/18/22(a)	3,907,575
300,000	BBB+	Kasikornbank PCL, Senior Unsecured Notes, 3.500% due 10/25/19	300,543
400,000	BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.186% (3-Month USD-LIBOR + 0.800%) due 6/21/21(a)	401,276
200,000	BBB	Macquarie Group Ltd., Senior Unsecured Notes, 3.661% (3-Month USD-LIBOR + 1.350%) due 3/27/24(a)(b)	202,858
		Mizuho Financial Group Inc., Senior Unsecured Notes:
3,500,000	A-	3.590% (3-Month USD-LIBOR + 1.140%) due 9/13/21(a)	3,541,596
500,000	A-	3.084% (3-Month USD-LIBOR + 0.940%) due 2/28/22(a)	503,078
1,500,000	A-	3.331% (3-Month USD-LIBOR + 0.880%) due 9/11/22(a)	1,506,203
1,400,000	A-	NatWest Markets PLC, Senior Unsecured Notes, 3.719% (3-Month USD-LIBOR + 1.400%) due 9/29/22(a)(b)	1,408,852
		QNB Finance Ltd.:
		Company Guaranteed Notes:
1,500,000	Aa3(c)	3.559% (3-Month USD-LIBOR + 1.350%) due 2/7/20(a)	1,507,458
600,000	A	3.474% (3-Month USD-LIBOR + 1.350%) due 5/31/21(a)	608,323
1,000,000	Aa3(c)	3.870% (3-Month USD-LIBOR + 1.570%) due 7/18/21(a)	1,013,059
800,000	A	3.266% (3-Month USD-LIBOR + 1.000%) due 5/2/22(a)	802,992
1,600,000	Aa3(c)	Senior Unsecured Notes, 3.631% (3-Month USD-LIBOR + 1.450%) due 8/11/21	1,604,148
800,000	Aa3(c)	QNB Finance Ltd., (Restricted, cost — $808,304, acquired 6/20/19), Senior Unsecured Notes, 3.794% (3-Month USD-LIBOR + 1.320%) due 12/6/21(a)(d)(e)	801,400
4,000,000	BBB	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 3.628% (3-Month USD-LIBOR + 1.470%) due 5/15/23(a)	3,991,759
800,000	BBB	Santander UK Group Holdings PLC, Senior Unsecured Notes, 2.875% due 10/16/20	803,929
		Santander UK PLC, Senior Unsecured Notes:
1,000,000	A	2.350% due 9/10/19	1,000,037
2,000,000	A	2.375% due 3/16/20	2,002,415
800,000	A	2.758% (3-Month USD-LIBOR + 0.620%) due 6/1/21(a)	800,556
		Standard Chartered PLC, Senior Unsecured Notes:
1,000,000	BBB+	2.400% due 9/8/19	1,000,017
2,800,000	BBB+	2.400% due 9/8/19(b)	2,800,047
2,550,000	BBB-	State Bank of India, Senior Unsecured Notes, 3.253% (3-Month USD-LIBOR + 0.950%) due 4/6/20(a)	2,554,441
300,000	A	Sumitomo Mitsui Banking Corp., Company Guaranteed Notes, 2.692% (3-Month USD-LIBOR + 0.370%) due 10/16/20(a)	300,762
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
3,100,000	A-	3.120% (3-Month USD-LIBOR + 0.780%) due 7/12/22(a)	3,111,211
500,000	A-	3.040% (3-Month USD-LIBOR + 0.740%) due 10/18/22(a)	502,101
1,400,000	A	Sumitomo Mitsui Trust Bank Ltd., Senior Unsecured Notes, 2.859% (3-Month USD-LIBOR + 0.440%) due 9/19/19(a)(b)	1,400,369
650,000	BBB	Synchrony Bank, Senior Unsecured Notes, 2.955% (3-Month USD-LIBOR + 0.625%) due 3/30/20(a)	650,199
4,300,000	A-	UBS Group Funding Switzerland AG, Company Guaranteed Notes, 4.083% (3-Month USD-LIBOR + 1.780%) due 4/14/21(a)(b)	4,393,556
2,811,000	A-	Wells Fargo & Co., Senior Unsecured Notes, 3.111% (3-Month USD-LIBOR + 0.930%) due 2/11/22(a)	2,827,810

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Banks — 17.7% — (continued)
$1,000,000	A+	Wells Fargo Bank NA, Senior Unsecured Notes, 2.752% (3-Month USD-LIBOR + 0.620%) due 5/27/22(a)	$1,002,116

		Total Banks	88,025,372

Beverages — 0.2%
1,000,000	BBB	Constellation Brands Inc., Company Guaranteed Notes, 2.858% (3-Month USD-LIBOR + 0.700%) due 11/15/21(a)	1,000,243

Building Materials — 0.4%
1,000,000	BBB	Holcim US Finance Sarl & Cie SCS, Company Guaranteed Notes, 6.000% due 12/30/19	1,009,408
1,100,000	BBB	Vulcan Materials Co., Senior Unsecured Notes, 3.010% (3-Month USD-LIBOR + 0.600%) due 6/15/20(a)	1,101,264

		Total Building Materials	2,110,672

Chemicals — 0.6%
		Incitec Pivot Finance LLC, Company Guaranteed Notes:
1,000,000	BBB	6.000% due 12/10/19	1,008,429
250,000	BBB	6.000% due 12/10/19(b)	252,107
1,900,000	BBB-	Syngenta Finance NV, Company Guaranteed Notes, 3.698% due 4/24/20(b)	1,907,556

		Total Chemicals	3,168,092

Commercial Services — 1.5%
		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
3,300,000	A1(c)	2.079% due 11/5/19	3,299,092
3,000,000	A1(c)	2.948% (3-Month USD-LIBOR + 0.810%) due 3/3/22(a)	3,019,035
1,150,000	BBB	Equifax Inc., Senior Unsecured Notes, 3.028% (3-Month USD-LIBOR + 0.870%) due 8/15/21(a)	1,148,217

		Total Commercial Services	7,466,344

Computers — 1.0%
1,500,000	BBB-	Dell International LLC/EMC Corp., Senior Secured Notes, 4.420% due 6/15/21(b)	1,547,419
3,500,000	BBB	Hewlett Packard Enterprise Co., Senior Unsecured Notes, 2.100% due 10/4/19(b)	3,499,041

		Total Computers	5,046,460

Diversified Financial Services — 4.4%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
600,000	BBB-	4.625% due 10/30/20	614,689
300,000	BBB-	5.000% due 10/1/21	314,659
400,000	BBB-	4.625% due 7/1/22	423,123
		Air Lease Corp., Senior Unsecured Notes:
300,000	BBB	2.125% due 1/15/20	299,840
1,400,000	BBB	3.500% due 1/15/22	1,439,729
		Aircastle Ltd., Senior Unsecured Notes:
457,000	BBB-	7.625% due 4/15/20	471,729
1,100,000	BBB-	5.125% due 3/15/21	1,140,796
500,000	BB+	Ally Financial Inc., Senior Unsecured Notes, 3.750% due 11/18/19	501,063
500,000	BBB-	Avolon Holdings Funding Ltd., Company Guaranteed Notes, 5.500% due 1/15/23(b)	533,950
		BOC Aviation Ltd., Senior Unsecured Notes:
700,000	A-	3.000% due 3/30/20	701,958
1,000,000	A-	3.316% (3-Month USD-LIBOR + 1.050%) due 5/2/21(a)	1,004,950
1,000,000	A-	3.316% (3-Month USD-LIBOR + 1.050%) due 5/2/21(a)(b)	1,004,950
1,000,000	A-	3.000% due 5/23/22	1,007,487
500,000	A-	2.750% due 9/18/22	501,368
200,000	A-	2.750% due 9/18/22(b)	200,547
500,000	BBB-	Cantor Fitzgerald LP, Unsecured Notes, 7.875% due 10/15/19(b)	503,000
		International Lease Finance Corp., Senior Unsecured Notes:
700,000	BBB-	8.250% due 12/15/20	751,350
1,300,000	BBB-	8.625% due 1/15/22	1,481,726

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Diversified Financial Services — 4.4% — (continued)
		Mitsubishi UFJ Lease & Finance Co., Ltd., Senior Unsecured Notes:
$2,200,000	A-	2.500% due 3/9/20	$2,209,390
500,000	A-	2.652% due 9/19/22(b)	503,477
1,100,000	B+	Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	1,135,750
		ORIX Corp., Senior Unsecured Notes:
3,300,000	A-	2.650% due 4/13/21	3,311,880
200,000	A-	3.200% due 1/19/22	204,788
400,000	A-	2.900% due 7/18/22	408,726
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
100,000	BBB-	3.625% due 3/15/21(b)	100,980
600,000	BBB-	5.250% due 8/15/22(b)	635,250
400,000	BB-	Springleaf Finance Corp., Company Guaranteed Notes, 7.750% due 10/1/21	438,500

		Total Diversified Financial Services	21,845,655

Electric — 2.9%
700,000	A3(c)	Chugoku Electric Power Co., Inc. (The), Senior Secured Notes, 2.701% due 3/16/20	701,051
1,000,000	A+	CLP Power Hong Kong Financing Ltd., Company Guaranteed Notes, 4.750% due 3/19/20	1,013,385
1,600,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 2.675% (3-Month USD-LIBOR + 0.500%) due 5/14/21(a)(b)(d)	1,605,508
1,500,000	A-	Duke Energy Kentucky Inc., Senior Unsecured Notes, 4.650% due 10/1/19(b)	1,502,634
		Exelon Generation Co. LLC, Senior Unsecured Notes:
700,000	BBB+	2.950% due 1/15/20	701,392
300,000	BBB+	4.000% due 10/1/20	304,298
2,700,000	A-	Mississippi Power Co., Senior Unsecured Notes, 2.961% (3-Month USD-LIBOR + 0.650%) due 3/27/20(a)	2,700,390
		NextEra Energy Capital Holdings Inc., Company Guaranteed Notes:
1,800,000	BBB+	2.544% (3-Month USD-LIBOR + 0.400%) due 8/21/20(a)	1,800,119
700,000	BBB+	2.694% (3-Month USD-LIBOR + 0.550%) due 8/28/21(a)	700,050
1,700,000	BBB+	Sempra Energy, Senior Unsecured Notes, 2.860% (3-Month USD-LIBOR + 0.450%) due 3/15/21(a)	1,695,851
1,500,000	BBB+	Southern Power Co., Senior Unsecured Notes, 2.937% (3-Month USD-LIBOR + 0.550%) due 12/20/20(a)(b)	1,500,219

		Total Electric	14,224,897

Electronics — 0.1%
300,000	BBB-	Arrow Electronics Inc., Senior Unsecured Notes, 3.500% due 4/1/22	306,360

Food — 1.1%
400,000	BBB-	Campbell Soup Co., Senior Unsecured Notes, 3.040% (3-Month USD-LIBOR + 0.630%) due 3/15/21(a)	399,750
1,500,000	BBB-	Conagra Brands Inc., Senior Unsecured Notes, 2.811% (3-Month USD-LIBOR + 0.500%) due 10/9/20(a)	1,500,698
1,000,000	Baa2(c)	Grupo Bimbo SAB de CV, Company Guaranteed Notes, 4.875% due 6/30/20	1,018,106
1,500,000	BBB-	Kraft Heinz Foods Co., Company Guaranteed Notes, 2.751% (3-Month USD-LIBOR + 0.570%) due 2/10/21(a)	1,494,529
1,000,000	BBB	Mondelez International Holdings Netherlands BV, Company Guaranteed Notes, 2.866% (3-Month USD-LIBOR + 0.610%) due 10/28/19(a)(b)	1,000,941

		Total Food	5,414,024

Gas — 0.5%
600,000	BBB	Centrica PLC, Senior Unsecured Notes, 3.349% (3-Month USD-LIBOR + 1.000%) due 9/25/20(a)	601,565
1,000,000	BBB+	Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 2.500% due 12/15/19	1,000,058
950,000	BB+	WGL Holdings Inc., Senior Unsecured Notes, 2.986% (3-Month USD-LIBOR + 0.550%) due 3/12/20(a)	948,433

		Total Gas	2,550,056

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Healthcare — Products — 0.5%
$1,400,000	BBB	Becton Dickinson & Co., Senior Unsecured Notes, 2.675% due 12/15/19	$1,401,198
900,000	BBB	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.169% (3-Month USD-LIBOR + 0.750%) due 3/19/21(a)	899,229

		Total Healthcare — Products	2,300,427

Healthcare — Services — 0.2%
1,200,000	A-	Cigna Holding Co., Company Guaranteed Notes, 5.125% due 6/15/20	1,226,717

Holding Companies — Diversified — 0.1%
500,000	A	Hutchison Whampoa International 11 Ltd., Company Guaranteed Notes, 4.625% due 1/13/22	525,586

Household Products/Wares — 0.2%
900,000	A-	Reckitt Benckiser Treasury Services PLC, Company Guaranteed Notes, 2.903% (3-Month USD-LIBOR + 0.560%) due 6/24/22(a)(b)	895,844

Insurance — 1.1%
500,000	BBB+	American International Group Inc., Senior Unsecured Notes, 3.300% due 3/1/21	508,498
1,100,000	BBB	Assurant Inc., Senior Unsecured Notes, 3.583% (3-Month USD-LIBOR + 1.250%) due 3/26/21(a)	1,100,076
		Athene Global Funding, Secured Notes:
1,500,000	A	2.750% due 4/20/20(b)	1,505,110
2,500,000	A	3.562% (3-Month USD-LIBOR + 1.230%) due 7/1/22(a)(b)	2,516,784

		Total Insurance	5,630,468

Lodging — 0.3%
		Las Vegas Sands Corp., Senior Unsecured Notes:
200,000	BBB-	3.200% due 8/8/24	204,304
600,000	BBB-	3.500% due 8/18/26	613,463
400,000	BBB	Marriott International Inc., Senior Unsecured Notes, 3.103% (3-Month USD-LIBOR + 0.650%) due 3/8/21(a)	401,699
250,000	BB-	MGM Resorts International, Company Guaranteed Notes, 6.750% due 10/1/20	261,250

		Total Lodging	1,480,716

Machinery — Diversified — 0.3%
400,000	BBB	CNH Industrial Capital LLC, Company Guaranteed Notes, 3.875% due 10/15/21	410,072
1,200,000	BBB	Wabtec Corp., Company Guaranteed Notes, 3.710% (3-Month USD-LIBOR + 1.300%) due 9/15/21(a)	1,200,104

		Total Machinery — Diversified	1,610,176

Media — 0.9%
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
3,018,000	BBB-	3.579% due 7/23/20	3,047,145
1,000,000	BBB-	4.464% due 7/23/22	1,055,615
500,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 5.000% due 2/1/20	505,038

		Total Media	4,607,798

Mining — 0.1%
300,000	Baa1(c)	Minmetals Bounteous Finance BVI Ltd., Company Guaranteed Notes, 3.500% due 7/30/20	302,528

Miscellaneous Manufacturers — 0.5%
		General Electric Co.:
564,000	BBB+	Senior Secured Notes, 2.100% due 12/11/19	562,372
1,200,000	BBB+	Senior Unsecured Notes, 2.740% (3-Month USD-LIBOR + 0.410%) due 3/28/20(a)	1,192,555
700,000	BBB	Textron Inc., Senior Unsecured Notes, 2.731% (3-Month USD-LIBOR + 0.550%) due 11/10/20(a)	700,015

		Total Miscellaneous Manufacturers	2,454,942

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Oil & Gas — 2.6%
$1,300,000	A-	BP Capital Markets America Inc., Company Guaranteed Notes, 3.069% (3-Month USD-LIBOR + 0.650%) due 9/19/22(a)	$1,302,919
2,800,000	A+	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	2,807,014
		EQT Corp., Senior Unsecured Notes:
700,000	BBB-	2.500% due 10/1/20	696,342
1,500,000	BBB-	3.089% (3-Month USD-LIBOR + 0.770%) due 10/1/20(a)	1,495,150
2,000,000	BBB+	Phillips 66, Company Guaranteed Notes, 3.053% (3-Month USD-LIBOR + 0.750%) due 4/15/20(a)(b)	2,000,614
1,000,000	A	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19	1,002,890
2,250,000	A+	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	2,252,432
1,200,000	A+	Sinopec Group Overseas Development 2017 Ltd., Company Guaranteed Notes, 2.250% due 9/13/20	1,200,620

		Total Oil & Gas	12,757,981

Pharmaceuticals — 3.6%
		Allergan Funding SCS, Company Guaranteed Notes:
1,300,000	BBB	3.000% due 3/12/20	1,304,143
1,500,000	BBB	3.691% (3-Month USD-LIBOR + 1.255%) due 3/12/20(a)	1,507,532
600,000	BBB	Bayer US Finance II LLC, Company Guaranteed Notes, 2.979% (3-Month USD-LIBOR + 0.630%) due 6/25/21(a)(b)	600,317
		Bayer US Finance LLC, Company Guaranteed Notes:
500,000	BBB	2.375% due 10/8/19	499,800
3,000,000	BBB	2.375% due 10/8/19(b)	2,998,800
700,000	BBB+	Cardinal Health Inc., Senior Unsecured Notes, 3.180% (3-Month USD-LIBOR + 0.770%) due 6/15/22(a)	697,651
400,000	A-	Cigna Corp., Company Guaranteed Notes, 3.060% (3-Month USD-LIBOR + 0.650%) due 9/17/21(a)	400,013
1,400,000	BBB	CVS Health Corp., Senior Unsecured Notes, 3.173% (3-Month USD-LIBOR + 0.720%) due 3/9/21(a)	1,406,488
		Mylan NV, Company Guaranteed Notes:
1,400,000	BBB-	3.750% due 12/15/20	1,425,916
200,000	BBB-	3.150% due 6/15/21	202,348
5,900,000	BBB+	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 1.900% due 9/23/19	5,898,780
1,100,000	BB	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 2.200% due 7/21/21	1,034,000

		Total Pharmaceuticals	17,975,788

Pipelines — 1.4%
1,000,000	BBB	Andeavor Logistics LP/Tesoro Logistics Finance Corp., Company Guaranteed Notes, 5.500% due 10/15/19	1,000,805
1,600,000	BBB+	Enbridge Inc., Company Guaranteed Notes, 2.738% (3-Month USD-LIBOR + 0.400%) due 1/10/20(a)	1,600,753
1,000,000	BBB	Kinder Morgan Energy Partners LP, Company Guaranteed Notes, 6.850% due 2/15/20	1,019,232
		Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
700,000	BBB-	2.600% due 12/15/19	699,457
500,000	BBB-	5.750% due 1/15/20	505,481
1,600,000	BBB-	Rockies Express Pipeline LLC, Senior Unsecured Notes, 5.625% due 4/15/20(b)	1,639,608
300,000	BBB-	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.625% due 2/1/21	310,470
200,000	BBB+	Spectra Energy Partners LP, Company Guaranteed Notes, 3.179% (3-Month USD-LIBOR + 0.700%) due 6/5/20(a)	200,428

		Total Pipelines	6,976,234

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Real Estate — 0.5%
$1,200,000	AA-	Qatari Diar Finance Co., GOVT GUARANTEED, 5.000% due 7/21/20	$1,227,846
1,000,000	A-	Sinochem Overseas Capital Co., Ltd., Company Guaranteed Notes, 4.500% due 11/12/20	1,024,530

		Total Real Estate	2,252,376

Retail — 0.2%
300,000	BBB-	AutoNation Inc., Company Guaranteed Notes, 5.500% due 2/1/20	303,549
500,000	BBB+	McDonald’s Corp., Senior Unsecured Notes, 2.686% (3-Month USD-LIBOR + 0.430%) due 10/28/21(a)	499,611

		Total Retail	803,160

Semiconductors — 1.4%
		Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
4,600,000	BBB-	2.375% due 1/15/20	4,598,368
500,000	BBB-	3.000% due 1/15/22	504,488
1,000,000	BBB-	Broadcom Inc., Company Guaranteed Notes, 3.125% due 10/15/22(b)	1,013,318
		NXP BV/NXP Funding LLC, Company Guaranteed Notes:
600,000	BBB-	4.625% due 6/15/22(b)	632,304
300,000	BBB-	3.875% due 9/1/22(b)	311,209

		Total Semiconductors	7,059,687

Telecommunications — 2.5%
4,000,000	BBB	AT&T Inc., Senior Unsecured Notes, 3.616% (3-Month USD-LIBOR + 1.180%) due 6/12/24(a)	4,064,850
2,600,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 2.869% (3-Month USD-LIBOR + 0.450%) due 9/19/19(a)(b)	2,600,527
200,000	B*	Sprint Corp., Company Guaranteed Notes, 7.250% due 9/15/21	215,640
		Verizon Communications Inc., Senior Unsecured Notes:
700,000	BBB+	3.410% (3-Month USD-LIBOR + 1.000%) due 3/16/22(a)	711,384
1,800,000	BBB+	3.258% (3-Month USD-LIBOR + 1.100%) due 5/15/25(a)	1,828,977
3,200,000	BBB	Vodafone Group PLC, Senior Unsecured Notes, 3.312% (3-Month USD-LIBOR + 0.990%) due 1/16/24(a)	3,225,517

		Total Telecommunications	12,646,895

Transportation — 0.1%
600,000	BBB-	Pacific National Finance Pty Ltd., Company Guaranteed Notes, 4.625% due 9/23/20(b)	611,880

Trucking & Leasing — 1.4%
		Aviation Capital Group LLC, Senior Unsecured Notes:
1,800,000	A-	2.936% (3-Month USD-LIBOR + 0.670%) due 7/30/21(a)(b)	1,799,482
900,000	A-	2.875% due 1/20/22(b)	913,786
100,000	BB+	DAE Funding LLC, Company Guaranteed Notes, 4.000% due 8/1/20(b)	101,444
800,000	BBB	GATX Corp., Senior Unsecured Notes, 3.007% (3-Month USD-LIBOR + 0.720%) due 11/5/21(a)	796,227
2,400,000	AA-	NTT Finance Corp., Senior Unsecured Notes, 2.860% (3-Month USD-LIBOR + 0.530%) due 6/29/20(a)	2,404,656
200,000	BBB	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 3.200% due 7/15/20(b)	200,814
700,000	A-	SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.550% due 4/15/24(b)	730,953

		Total Trucking & Leasing	6,947,362

		TOTAL CORPORATE BONDS & NOTES (Cost — $292,635,607)	293,918,726

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.0%
612,816	BB-	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 2.925% (1-Month USD-LIBOR + 0.780%) due 4/25/34(a)	607,582
85,256	AAA	Apidos CLO XVI, Series 2013-16A, Class A1R, 3.283% (3-Month USD-LIBOR + 0.980%) due 1/19/25(a)(b)	85,342

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.0% — (continued)
400,000	EUR	Aaa(c)	Arbour CLO IV DAC, Series 2004-A, Class A2R, (3-Month EURIBOR + 0.870%) due 1/15/30(a)(b)	$439,603
$700,000		AAA	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class A, 3.145% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	699,173
738,349		AAA	B&M CLO Ltd., Series 2014-1A, Class A1R, 3.052% (3-Month USD-LIBOR + 0.730%) due 4/16/26(a)(b)	738,020
			BAMLL Commercial Mortgage Securities Trust:
500,000		AAA	Series 2019-AHT, Class A, 3.395% (1-Month USD-LIBOR + 1.200%) due 3/15/34(a)(b)	501,957
400,000		Aaa(c)	Series 2019-RLJ, Class A, 3.245% (1-Month USD-LIBOR + 1.050%) due 4/15/36(a)(b)	400,464
924,113		Aaa(c)	Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, 3.095% (1-Month USD-LIBOR + 0.900%) due 9/15/35(a)(b)	924,622
			Bayview Opportunity Master Fund IVa Trust:
210,820		NR	Series 2019-RN2, Class A1, step bond to yield, 3.967% due 3/28/34(b)	211,843
183,656		NR	Series 2019-SBR1, Class A1, step bond to yield, 3.475% due 6/28/34(b)	183,966
389,873		AA+	Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1, 2.805% (1-Month USD-LIBOR + 0.660%) due 9/25/34(a)	386,873
822,241		BBB-	Bear Stearns Asset Backed Securities I Trust, Series 2005-CL1, Class A2, 2.116% (1-Month USD-LIBOR + 0.500%) due 9/25/34(a)	802,394
1,894,503		B3(c)	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M2, 3.495% (1-Month USD-LIBOR + 1.350%) due 1/25/36(a)(b)	1,852,407
586,798		AAA	Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 3.586% (3-Month USD-LIBOR + 1.330%) due 10/29/25(a)(b)	587,311
1,000,000		AAA	Citigroup Commercial Mortgage Trust, Series 2017-1500, Class A, 3.045% (1-Month USD-LIBOR + 0.850%) due 7/15/32(a)(b)	1,000,745
			Citigroup Mortgage Loan Trust:
691,226		NR	Series 2019-B, Class A1, 3.258% due 4/25/66(a)(b)	693,572
300,000		NR	Series 2019-C, Class A1, step bond to yield, 3.228% due 3/25/82(b)(f)	300,195
1,850,596	CAD	Aaa(c)	CNH Capital Canada Receivables Trust, Series 2019-1A, Class A1, 2.103% due 2/15/22(b)(d)	1,390,619
354,278		Aaa(c)	COMM Mortgage Trust, Series 2013-CR6, Class A3FL, 2.831% (1-Month USD-LIBOR + 0.630%) due 3/10/46(a)(b)	353,649
489,389		NR	Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.830% due 8/26/58(b)	495,698
300,000		NR	CSMC Trust, Series 2019-RPL8, Class A1, 3.322% due 10/25/58(a)(b)(f)	300,180
543,760		B-	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 3.000% (1-Month USD-LIBOR + 0.855%) due 8/25/34(a)	540,147
500,000		AAA	Dorchester Park CLO DAC, Series 2015-1A, Class AR, 3.178% (3-Month USD-LIBOR + 0.900%) due 4/20/28(a)(b)	497,352
500,000	EUR	AAA	Dryden 46 Euro CLO 2016 BV, Series 2016-46A, Class A1R, (3-Month EURIBOR + 0.880%) due 1/15/30(a)(b)	550,448
			Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
1,614,099		NR	Series 4344, Class FA, 2.852% (1-Month USD-LIBOR + 0.450%) due 12/15/37(a)	1,609,056
2,095,411		NR	Series 4351, Class FA, 2.852% (1-Month USD-LIBOR + 0.450%) due 5/15/38(a)	2,079,527
			Federal National Mortgage Association (FNMA), REMICS:
1,115,192		NR	Series 2011-86, Class KF, 2.695% (1-Month USD-LIBOR + 0.550%) due 9/25/41(a)	1,121,521
2,197,545		NR	Series 2017-108, Class AF, 2.445% (1-Month USD-LIBOR + 0.300%) due 1/25/48(a)	2,189,622
500,000		AAA	Figueroa CLO Ltd., Series 2013-2A, Class A1RR, 3.237% (3-Month USD-LIBOR + 0.850%) due 6/20/27(a)(b)	499,996
235,830		BBB+	Finance America Mortgage Loan Trust 2004-2, Series 2004-2, Class M1, 2.970% (1-Month USD-LIBOR + 0.825%) due 8/25/34(a)	236,476
104,975		AAA	FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2, 2.582% (1-Month USD-LIBOR + 0.400%) due 8/19/34(a)	105,195
1,200,000		AAA	Ford Credit Floorplan Master Owner Trust A, Series 2018-3, Class A2, 2.595% (1-Month USD-LIBOR + 0.400%) due 10/15/23(a)	1,198,185
4,000,000		NR	Freddie Mac REMICS, Series 4906, Class WF, 2.567% (1-Month USD-LIBOR + 0.400%) due 12/15/38(a)(f)	3,986,008

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.0% — (continued)
$500,000		B	Fremont Home Loan Trust, Series 2005-A, Class M3, 2.880% (1-Month USD-LIBOR + 0.735%) due 1/25/35(a)	$497,808
			GMF Floorplan Owner Revolving Trust:
2,000,000		Aaa(c)	Series 2017-2, Class A2, 2.625% (1-Month USD-LIBOR + 0.430%) due 7/15/22(a)(b)	2,002,964
500,000		AAA	Series 2018-3, Class A, 2.515% (1-Month USD-LIBOR + 0.320%) due 9/15/22(a)(b)	499,809
1,600,000		AAA	Series 2018-4, Class A1, 3.500% due 9/15/23(b)	1,648,936
725,157		Aaa(c)	Gosforth Funding PLC, Series 2017-1A, Class A1A, 2.889% (3-Month USD-LIBOR + 0.470%) due 12/19/59(a)(b)	725,424
			Government National Mortgage Association (GNMA):
2,307,783		NR	Series 2016-H06, Class FD, 3.300% (1-Month USD-LIBOR + 0.920%) due 7/20/65(a)	2,334,981
168,415		NR	Series 2016-H11, Class F, 3.180% (1-Month USD-LIBOR + 0.800%) due 5/20/66(a)	169,713
1,927,169		NR	Series 2017-H15, Class FE, 3.310% (1-Year USD-LIBOR + 0.800%) due 7/20/67(a)	1,968,639
1,000,000		AAA	Great Wolf Trust, Series 2017-WOLF, Class A, 3.045% (1-Month USD-LIBOR + 0.850%) due 9/15/34(a)(b)	1,000,404
1,000,000		(P)Aaa(c)	Greystone Commercial Real Estate Notes, Series 2019-FL2, Class A, 3.442% (1-Month USD-LIBOR + 1.180%) due 9/15/37(a)(b)	1,002,825
444,356		Aaa(c)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	458,825
4,000,000	GBP	AAA	Hawksmoor Mortgages, Series 2019-1A, Class A, zero coupon, (1.050% — **Update Reference Rate Description**SONIO/N) due 5/25/53(a)(b)	4,879,308
771,429		AAA	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 2.663% (3-Month USD-LIBOR + 0.360%) due 10/15/54(a)(b)	770,800
168,486		B	Impac CMB Trust, Series 2004-10, Class 1A1, 2.785% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	167,336
490,319		AAA(g)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A, 3.195% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	490,509
2,000,000	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.490% (3-Month EURIBOR + 0.800%) due 12/15/29(b)	2,186,138
933,333		AAA	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 2.902% (3-Month USD-LIBOR + 0.770%) due 12/22/69(a)(b)	935,823
482,413		NR	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, step bond to yield, 3.750% due 4/25/59(b)	495,337
789,280		AAA	Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R, 3.608% (3-Month USD-LIBOR + 1.330%) due 4/20/26(a)(b)	792,222
1,000,000		AAA	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 3.022% (3-Month USD-LIBOR + 0.870%) due 11/21/27(a)(b)	996,038
261,739		A*	Mastr Asset Backed Securities Trust, Series 2004-OPT2, Class A1, 2.845% (1-Month USD-LIBOR + 0.700%) due 9/25/34(a)	260,906
455,910		Aaa(c)	MMAF Equipment Finance LLC, Series 2018-A, Class A2, 2.920% due 7/12/21(b)	456,957
300,000		Aaa(c)	Monarch Grove CLO, Series 2018-1A, Class A1, 3.156% (3-Month USD-LIBOR + 0.880%) due 1/25/28(a)(b)	298,851
665,895		B-	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 3.045% (1-Month USD-LIBOR + 0.900%) due 5/25/34(a)(g)	670,579
1,263,098		AAA	Motel 6 Trust, Series 2017-MTL6, Class A, 3.115% (1-Month USD-LIBOR + 0.920%) due 8/15/34(a)(b)	1,264,359
2,000,000		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3.123% (3-Month USD-LIBOR + 0.820%) due 10/13/27(a)(b)	1,993,658
418,482		NR	New Residential Mortgage Loan Trust, Series 2018-3A, Class A1, 4.500% due 5/25/58(a)(b)	443,269
400,000		BBB-	NovaStar Mortgage Funding Trust, Series 2005-4, Class M1, 2.805% (1-Month USD-LIBOR + 0.660%) due 1/25/36(a)	399,869
			OCP CLO Ltd.:
1,500,000		AAA	Series 2015-9A, Class A1R, 3.103% (3-Month USD-LIBOR + 0.800%) due 7/15/27(a)(b)	1,498,297
1,000,000		AAA	Series 2015-10A, Class A1R, 3.087% (3-Month USD-LIBOR + 0.820%) due 10/26/27(a)(b)	998,418
747,001		AAA(g)	Palmer Square CLO Ltd., Series 2018-3A, Class A1, 3.008% (3-Month USD-LIBOR + 0.850%) due 8/15/26(a)(b)	746,934
591,469		AA+	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 2.405% (3-Month USD-LIBOR + 0.130%) due 10/25/36(a)	587,672

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.0% — (continued)
$3,400,000		AAA	Permanent Master Issuer PLC, Series 2018-1A, Class 1A1, 2.683% (3-Month USD-LIBOR + 0.380%) due 7/15/58(b)	$3,401,850
43,538		AAA(g)	PFP Ltd., Series 2017-4, Class A, 3.075% (1-Month USD-LIBOR + 0.880%) due 7/14/35(a)(b)	43,710
1,200,000		AAA	PFS Financing Corp., Series 2019-A, Class A1, 2.745% (1-Month USD-LIBOR + 0.550%) due 4/15/24(a)(b)	1,201,767
79,406		AAA	RBSSP Resecuritization Trust, Series 2009-12, Class 16A1, 4.159% due 10/25/35(a)(b)	79,926
367,137	GBP	AAA	Residential Mortgage Securities 31 PLC, Series 2031, Class A, 1.984% (3-Month GBP-LIBOR + 1.200%) due 9/20/65	448,460
			Silverstone Master Issuer PLC:
200,000		AAA	Series 2019-1A, Class 1A, 2.848% (3-Month USD-LIBOR + 0.570%) due 1/21/70(a)(b)	200,150
800,000	GBP	AAA	Series 2019-1A, Class 2A, (Sterling Overnight Index Average + 0.750%), due 1/21/70(a)(b)	976,320
			Sofi Consumer Loan Program LLC:
58,977		AA	Series 2017-3, Class A, 2.770% due 5/25/26(b)	59,204
126,685		(P)AA	Series 2017-4, Class A, 2.500% due 5/26/26(b)	126,944
193,472		AA	Sofi Consumer Loan Program Trust, Series 2018-2, Class A1, 2.930% due 4/26/27(b)	193,666
2,000,000		Aaa(c)	Sound Point CLO X Ltd., Series 2015-3A, Class AR, 3.168% (3-Month USD-LIBOR + 0.890%) due 1/20/28(a)(b)	1,997,959
2,000,000		Aaa(c)	Sound Point Clo XIV Ltd., Series 2016-3A, Class AR, 3.301% (3-Month USD-LIBOR + 1.150%) due 1/23/29(a)(b)	2,002,000
1,432,251		BBB+	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 2.820% (1-Month USD-LIBOR + 0.675%) due 6/25/35(a)	1,433,170
1,112,867		NR	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200% due 5/27/36(b)	1,133,054
300,000		NR	Stanwich Mortgage Loan Co. LLC, Series 2019-NPB1, Class A1, step bond to yield, 3.375% due 8/15/24(b)	300,225
579,777		AAA	Stonemont Portfolio Trust, Series 2017-MONT, Class A, 3.022% (1-Month USD-LIBOR + 0.850%) due 8/20/30(a)(b)	580,137
1,215,120		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 2.973% (1-Month USD-LIBOR + 0.750%) due 11/11/34(a)(b)	1,216,037
1,000,000		AAA	THL Credit Wind River CLO Ltd., Series 2012-1A, Class AR2, 3.183% (3-Month USD-LIBOR + 0.880%) due 1/15/26(a)(b)	1,000,046
1,079,183		Aaa(c)	Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.745% (1-Month USD-LIBOR + 0.600%) due 2/25/57(a)(b)	1,077,639
205,865	GBP	AAA	Trinity Square PLC, Series 2015-1X, Class A, 1.917% (3-Month GBP-LIBOR + 1.150%) due 7/15/51(a)	251,858
252,813		NR	Upstart Securitization Trust, Series 2019-1, Class A, 3.450% due 4/20/26(b)	253,763
1,800,000		Aaa(c)	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 3.153% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	1,799,979
800,000		Aaa(c)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.183% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	797,174
679,634		NR	VOLT LXII LLC, Series 2017-NPL9, Class A1, step bond to yield, 3.125% due 9/25/47(b)	681,859
165,517		Aaa(c)	Voya CLO Ltd., Series 2014-3A, Class A1R, 2.996% (3-Month USD-LIBOR + 0.720%) due 7/25/26(a)(b)	165,383
910,122		AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 2.556% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	910,404
1,056,436	GBP	AAA	Warwick Finance Residential Mortgages No One PLC, Series 1, Class A, 1.775% (3-Month GBP-LIBOR + 1.000%) due 9/21/49(a)	1,288,656
			Wells Fargo Commercial Mortgage Trust:
500,000		AAA	Series 2017-HSDB, Class A, 3.044% (1-Month USD-LIBOR + 0.850%) due 12/13/31(a)(b)	498,583
1,478,480		AAA(g)	Series 2018-BXI, Class A, 2.926% (1-Month USD-LIBOR + 0.731%) due 12/15/36(a)(b)	1,474,399
			WFRBS Commercial Mortgage Trust:
1,500,000		Aaa(c)	Series 2012-C7, Class AFL, 3.397% (1-Month USD-LIBOR + 1.200%) due 6/15/45(a)(b)	1,514,720
1,074,748		Aaa(c)	Series 2012-C10, Class AFL, 2.987% (1-Month USD-LIBOR + 0.790%) due 12/15/45(a)(b)	1,080,924

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $89,765,873)	89,403,322

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

MORTGAGE-BACKED SECURITIES — 12.5%

FHLMC — 0.4%
		Federal Home Loan Mortgage Corp.:
$1,000,000	AA+	2.800% due 6/3/24	$1,001,461
1,000,000	AA+	2.800% due 6/5/24	1,000,042

		TOTAL FHLMC	2,001,503

FNMA — 12.1%
		Federal National Mortgage Association (FNMA):
12,978,091		3.500% due 10/1/47	13,435,354
12,700,000		4.000% due 11/1/48(i)	13,209,402
25,240,309		4.000% due 11/1/48 — 5/1/49	26,220,855
7,100,000		3.000% due 9/1/49	7,242,458

		TOTAL FNMA	60,108,069

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $61,058,529)	62,109,572

U.S. GOVERNMENT OBLIGATIONS — 6.8%
		U.S. Treasury Inflation Indexed Notes:
6,951,384		0.125% due 4/15/22(SBB)	6,907,932
505,293		0.625% due 4/15/23	513,233
3,568,752		0.250% due 1/15/25	3,614,753
3,024,336		0.375% due 7/15/25	3,101,018
1,616,985		0.625% due 1/15/26	1,680,391
16,938,972		0.750% due 7/15/28(SBB)	18,136,102

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $32,232,337)	33,953,429

ASSET-BACKED SECURITIES — 7.0%

Automobiles — 0.5%
938,023	Aaa(c)	Hertz Fleet Lease Funding LP, Series 2018-1, Class A2, 3.230% due 5/10/32(b)	945,640
274,545	Aaa(c)	OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A2A, 3.150% due 8/10/21(b)	275,585
202,686	Aaa(c)	OSCAR US Funding Trust VIII LLC, Series 2018-1A, Class A2A, 2.910% due 4/12/21(b)	203,012
500,000	Aaa(c)	OSCAR US Funding X LLC, Series 2019-1A, Class A2, 3.100% due 4/11/22(b)	502,951
643,086	AAA	Securitized Term Auto Receivables Trust, Series 2018-2A, Class A2A, 3.060% due 2/25/21(b)	644,938

		Total Automobiles	2,572,126

Credit Cards — 2.6%
1,300,000	Aaa(c)	CARDS II Trust, Series 2018-1A, Class A, 2.545% (1-Month USD-LIBOR + 0.350%) due 4/17/23(a)(b)	1,300,671
3,000,000	(P)AAA	Evergreen Credit Card Trust, Series 2019-1, Class A, 2.675% (1-Month USD-LIBOR + 0.480%) due 1/15/23(a)(b)	3,011,023
1,103,195	NR	LP Credit Card ABS Master Trust, Series 2018-1, Class A, 3.822% (1-Month USD-LIBOR + 1.550%) due 8/20/24(a)(b)	1,093,406
3,000,000	Aaa(c)	Master Credit Card Trust II, Series 2018-1A, Class A, 2.659% (1-Month USD-LIBOR + 0.490%) due 7/21/24(a)(b)	3,000,730
2,000,000	AAA	Penarth Master Issuer PLC, Series 2019-1A, Class A1, 2.722% (1-Month USD-LIBOR + 0.540%) due 7/18/23(a)(b)	1,999,969
		Trillium Credit Card Trust II:
1,700,000	AAA	Series 2018-1A, Class A, 2.395% (1-Month USD-LIBOR + 0.250%) due 2/27/23(a)(b)	1,701,363
800,000	AAA	Series 2019-1A, Class A, 2.625% (1-Month USD-LIBOR + 0.480%) due 1/26/24(a)(b)	800,928

		Total Credit Cards	12,908,090

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value

Student Loans — 3.9%
		ECMC Group Student Loan Trust:
$701,474	Aaa(c)	Series 2017-2A, Class A, 3.195% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(b)	$709,734
596,298	Aaa(c)	Series 2018-1A, Class A, 2.895% (1-Month USD-LIBOR + 0.750%) due 2/27/68(a)(b)	592,712
1,000,000	Aaa(c)	Series 2019-1A, Class A1B, 3.230% (1-Month USD-LIBOR + 1.000%) due 7/25/69(a)(b)	1,006,970
245,293	AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 3.126% (3-Month USD-LIBOR + 0.850%) due 10/25/35(a)(b)	243,577
109,336	Aaa(c)	Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 2.650% due 12/15/28(b)	110,305
759,571	AAA	Navient Private Education Refi Loan Trust, Series 2019-A, Class A1, 3.030% due 1/15/43(b)	767,279
		Navient Student Loan Trust:
1,475,702	AAA	Series 2018-1A, Class A2, 2.495% (1-Month USD-LIBOR + 0.350%) due 3/25/67(a)(b)	1,474,159
2,900,165	AAA	Series 2018-2A, Class A2, 2.525% (1-Month USD-LIBOR + 0.380%) due 3/25/67(a)(b)	2,895,732
		Nelnet Student Loan Trust:
1,228,014	AA+	Series 2017-3A, Class A, 2.995% (1-Month USD-LIBOR + 0.850%) due 2/25/66(a)(b)	1,230,994
1,479,466	AA+	Series 2019-2A, Class A, 3.045% (1-Month USD-LIBOR + 0.900%) due 6/27/67(a)(b)	1,477,827
1,300,000	AA+	Series 2019-3A, Class A, 3.093% (1-Month USD-LIBOR + 0.800%) due 8/25/67(a)(b)	1,299,506
		SLC Student Loan Trust:
1,065,561	AAA	Series 2006-1, Class A5, 2.520% (3-Month USD-LIBOR + 0.110%) due 3/15/27(a)	1,061,263
684,213	AAA	Series 2007-1, Class A4, 2.218% (3-Month USD-LIBOR + 0.060%) due 5/15/29(a)	676,520
		SLM Student Loan Trust:
265,728	AAA	Series 2003-10A, Class A3, 2.880% (3-Month USD-LIBOR + 0.470%) due 12/15/27(a)(b)	265,829
1,130,775	AAA	Series 2005-5, Class A4, 2.416% (3-Month USD-LIBOR + 0.140%) due 10/25/28(a)	1,123,129
571,774	B	Series 2008-5, Class A4, 3.976% (3-Month USD-LIBOR + 1.700%) due 7/25/23(a)	577,754
805,073	B	Series 2008-7, Class A4, 3.176% (3-Month USD-LIBOR + 0.900%) due 7/25/23(a)	802,255
129,973	B	Series 2008-8, Class A4, 3.776% (3-Month USD-LIBOR + 1.500%) due 4/25/23(a)	131,447
999,826	AAA	SMB Private Education Loan Trust, Series 2015-B, Class A2B, 3.395% (1-Month USD-LIBOR + 1.200%) due 7/15/27(a)(b)	1,007,410
880,410	AAA	Sofi Professional Loan Program LLC, Series 2018-A, Class A2A, 2.390% due 2/25/42(b)	882,721
903,808	AA+	Utah State Board of Regents, Series 2017-1, Class A, 2.895% (1-Month USD-LIBOR + 0.750%) due 1/25/57(a)	904,052

		Total Student Loans	19,241,175

		TOTAL ASSET-BACKED SECURITIES (Cost — $34,693,229)	34,721,391

SOVEREIGN BONDS — 1.5%

Canada — 0.6%
3,000,000	AAA	Export Development Canada, 2.260% (3-Month USD-LIBOR — 0.040%) due 10/18/19(a)(b)	3,000,661

India — 0.9%
		Export-Import Bank of India:
200,000	BBB-	3.875% due 10/2/19	200,225
2,500,000	BBB-	2.750% due 4/1/20	2,506,662
1,900,000	Baa2(c)	3.152% (3-Month USD-LIBOR + 1.000%) due 8/21/22(a)	1,896,447

		Total India	4,603,334

		TOTAL SOVEREIGN BONDS (Cost — $7,609,334)	7,603,995

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $517,994,909)	521,710,435

SHORT-TERM INVESTMENTS — 31.3%

COMMERCIAL PAPER — 1.0%
5,000,000		Encana Corp., 2.652% due 10/10/19(b)(i) (Cost — $4,985,700)	4,985,700

TIME DEPOSITS — 0.2%
822,364		Banco Santander SA — Frankfurt, 1.490% due 9/3/19	822,364

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Security	Value

TIME DEPOSITS — 0.2% — (continued)
		BBH — Grand Cayman:
2,619	DKK	(0.800)% due 9/2/19	$386
974	EUR	(0.580)% due 9/2/19	1,071
17,316	JPY	(0.250)% due 9/2/19	163
6,065	NZD	0.280% due 9/2/19	3,821
578	GBP	0.370% due 9/2/19	704
867	AUD	0.450% due 9/2/19	584
366,366	CAD	0.870% due 9/3/19	275,204

		TOTAL TIME DEPOSITS (Cost — $1,104,297)	1,104,297

U.S. GOVERNMENT OBLIGATION — 30.2%
$150,000,000		U.S. Treasury Bills, 2.104% due 10/1/19(j) (Cost — $149,759,230)	149,759,230

		TOTAL SHORT-TERM INVESTMENTS (Cost — $155,849,227)	155,849,227

		TOTAL INVESTMENTS — 136.3% (Cost — $673,844,136)	677,559,662

		Liabilities in Excess of Other Assets — (36.3)%	(180,270,015)

		TOTAL NET ASSETS — 100.0%	$497,289,647

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2019.
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2019 amounts to approximately $175,763,381 and represents 35.3% of net assets.

(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Illiquid security.
(e)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2019 amounts to approximately $801,400 and represents 0.2% of net assets.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Affiliated security (See Note 2). As of August 31, 2019, total cost and total market value of affiliated securities amounted to $662,286 and $670,579, respectively.
(i)	This security is traded on a TBA basis (see Note 1).
(j)	Rate shown represents yield-to-maturity.
(SBB)	All or a portion of these securities were purchased in a sale-buyback transaction. The value of these securities total $23,473,821, which represents 4.7% of net assets.

At August 31, 2019, for Ultra-Short Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
Ultra-Short Term Fixed Income Fund	$674,708,240	$7,071,741	$(11,765,571)	$(4,693,830)

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PCL	— Public Company Limited
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	43.4%
Collateralized Mortgage Obligations	13.2
Mortgage-Backed Securities	9.2
Asset-Backed Securities	5.1
U.S. Government Obligations	5.0
Sovereign Bonds	1.1
Short-Term Investments	23.0

100.0%

^	As a percentage of total investments.

At August 31, 2019, Ultra-Short Term Fixed Income Fund did not hold any Reverse Repurchase Agreements. For the year ended August 31, 2019, the daily average borrowing and interest rate under the reverse repurchase agreements were $12,766,869 and 2.573%, respectively. The Ultra-Short Term Fixed Income Fund held Reverse Repurchase Agreements for 186 days during the year ended August 31, 2019.

At August 31, 2019, Ultra-Short Term Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Bank Accept December Futures	269	12/20	$49,627,023	$49,766,262	$139,239
Canada Government 10-Year Bond December Futures	113	12/19	12,206,896	12,314,772	107,876
U.S. Treasury 2-Year Note December Futures	1,127	12/19	243,465,328	243,564,071	98,743
U.S. Ultra Long Bond December Futures	47	12/19	6,797,375	6,788,563	(8,812)

					337,046

Contracts to Sell:
90-Day Eurodollar December Futures	758	12/20	186,515,375	187,112,300	(596,925)
U.S. Treasury Ultra Long Bond December Futures	14	12/19	2,733,155	2,764,125	(30,970)

					(627,895)

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(290,849)

At August 31, 2019, Ultra-Short Term Fixed Income Fund had deposited cash of $1,037,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2019, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	7,162,000	USD	4,862,848	BCLY	$4,822,889	9/3/19	$(39,959)
Australian Dollar	7,265,000	USD	4,911,179	BNP	4,892,249	9/3/19	(18,930)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Australian Dollar	6,758,000	USD	4,665,101	MLP	$4,550,835	9/3/19	$(114,266)
Canadian Dollar	726,000	USD	546,194	JPM	545,352	9/3/19	(842)
Euro	255,000	USD	282,867	BNP	280,258	9/3/19	(2,609)
Japanese Yen	529,000,000	USD	4,978,042	BNP	4,979,995	9/3/19	1,953
Japanese Yen	281,200,000	USD	2,642,431	BNP	2,647,211	9/3/19	4,780
Japanese Yen	262,900,000	USD	2,473,887	BNP	2,480,119	10/2/19	6,232
Japanese Yen	810,200,000	USD	7,628,054	JPM	7,643,181	10/2/19	15,127
Mexican Peso	779,000	USD	39,154	HSBC	38,544	10/23/19	(610)

							(149,124)

Contracts to Sell:
Australian Dollar	21,170,000	USD	14,633,034	BNP	14,255,873	9/3/19	377,161
British Pound	3,987,000	USD	4,873,169	JPM	4,850,985	9/3/19	22,184
British Pound	2,421,000	USD	2,952,264	MLP	2,945,632	9/3/19	6,632
British Pound	6,408,000	USD	7,823,739	HSBC	7,806,380	10/2/19	17,359
Canadian Dollar	2,687,000	USD	2,034,541	BNP	2,018,404	9/3/19	16,137
Canadian Dollar	521,000	USD	391,150	BNP	391,361	9/3/19	(211)
Canadian Dollar	2,894,000	USD	2,179,168	MLP	2,173,897	9/3/19	5,271
Canadian Dollar	5,376,000	USD	4,040,693	SCB	4,040,137	10/2/19	556
Euro	9,813,000	USD	10,960,571	HSBC	10,784,974	9/3/19	175,597
Euro	4,389,000	USD	4,867,893	MLP	4,823,729	9/3/19	44,164
Euro	2,385,000	USD	2,648,780	SCB	2,621,234	9/3/19	27,546
Euro	16,332,000	USD	18,136,817	BNP	17,989,499	10/2/19	147,318

							839,714

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$690,590

At August 31, 2019, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount	Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	U.S. Federal Funds Effective Rate Index	2.300%	3/1/22	12-Month	USD 221,700,000	$(6,188,595)	$273,006	$(6,461,601)
Pay	3-Month Canadian Bank Bill	2.500%	6/19/29	6-Month	CAD 10,100,000	663,477	638,892	24,585
Receive	3-Month USD-LIBOR	2.000%	12/10/29	6-Month	USD 25,200,000	(1,485,880)	(304,889)	(1,180,991)

						$(7,010,998)	$607,009	$(7,618,007)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/19 (2)	Notional Amount (3)	Market Value	Upfront Payment (Received)	Unrealized (Depreciation)
Markit CDX North America Investment Grade Series 31 5-Year Index	(1.000)%	12/20/23	3-Month	3.416%	USD 5,100,000	$(121,172)	$(93,042)	$(28,130)
Markit CDX North America Investment Grade Series 32 5-Year Index	(1.000)%	6/20/24	3-Month	3.416%	USD 24,800,000	(570,286)	(464,604)	(105,682)
Markit CDX North America High Yield Index Series 32 5-Year Index	(5.000)%	6/20/24	3-Month	3.416%	USD 3,168,000	(242,537)	(232,689)	(9,848)

						$(933,995)	$(790,335)	$(143,660)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2019, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $3,069,000 for open centrally cleared swap contracts.

At August 31, 2019, Ultra-Short Term Fixed Income Fund had cash collateral from brokers in the amount of $390,000 for open centrally cleared swap contracts.

At August 31, 2019, Ultra-Short Term Fixed Income Fund was involved  in following sale-buyback transactions:

Counterparty	Borrowing date	Maturity date	Borrowing rate	Amount borrowed
BNP Paribas	8/30/2019	9/3/2019	2.33%	$5,346,816
BNP Paribas	8/30/2019	9/3/2019	2.33%	18,197,986

				$23,544,802

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
CAD	— Canadian Dollar	BNP	— BNP Paribas SA
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar

See pages 295-296 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Alternative Strategies Fund

Units	Security	Value

OPEN END MUTUAL FUND SECURITIES — 98.4%

United States — 98.5%
212,521	American Beacon AHL Managed Futures Strategy Fund, Class Y	$2,446,115
131,001	BlackRock Event Driven Equity Fund, Institutional Class	1,291,667
158,132	BlackRock Global Long/Short Credit Fund, Institutional Class	1,597,129
79,702	Diamond Hill Long/Short Fund, Class I	2,127,250
141,496	Driehaus Event Driven Fund, Common Class	1,635,696
183,415	Eaton Vance Global Macro Absolute Return Advantage Fund, Class I	1,863,492
244,749	Goldman Sachs Absolute Return Tracker Fund, Institutional Class	2,396,092
234,641	John Hancock Seaport Long/Short Fund, Class I	2,656,137
141,035	LoCorr Market Trend Fund, Class I*	1,693,829
146,351	PIMCO Mortgage Opportunities and Bond Fund, Class I-2	1,599,611
198,555	Prudential QMA Long/Short Equity Fund, Class Z	2,374,714
151,049	Tortoise MLP & Pipeline Fund, Institutional Class	1,848,837
257,222	Western Asset Macro Opportunities Fund, Class I	2,901,465

	TOTAL INVESTMENTS — 98.4% (Cost — $25,556,126)	26,432,034

	Other Assets in Excess of Liabilities — 1.6%	418,526

	TOTAL NET ASSETS — 100.0%	$26,850,560

*	Non-income producing security.

At August 31, 2019, for Alternative Strategies Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Alternative Strategies Fund	$25,675,102	$1,035,868	$(278,936)	$756,932

Summary of Investments by Security Type^
Open End Mutual Fund Securities	100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

P	— Preliminary rating.

u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

e	— Expected.

u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

WD, WR	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	— Moody’s highest rating for short-term municipal obligations.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

(This page intentionally left blank)

Statements of Assets and Liabilities

August 31, 2019

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$1,551,670,711	$431,057,234	$1,317,983,205
Affiliated investments, at value[2]	1,473,725	—	—
Foreign currency, at value[4]	9	11,824	131,935
Cash	10,292,657	913,295	441,971
Receivable for securities sold	1,839,774	461,449	2,923,860
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	2,378,280	342,354	7,407,118
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for manager waiver	—	—	—
Receivable for Fund shares sold	1,163,641	435,620	1,505,735
Unrealized appreciation on unfunded loan commitments	—	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	—	1,131	10,410
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on open OTC swap contracts	—	—	—
Upfront payment paid on open OTC swap contracts	—	—	—
Deposits for collateral with counterparty	430,984	92,800	90,782
Foreign capital gain tax receivable	—	—	—
Prepaid expenses	52,067	26,017	46,411

Total Assets	1,569,301,848	433,341,724	1,330,541,427

LIABILITIES:
Payable for reverse repurchase agreements	—	—	—
Payable for collateral received from securities on loan	10,273,681	9,907,772	9,378,863
Payable for Fund shares repurchased	1,312,088	342,294	997,697
Payable for securities purchased	3,090,369	153,257	8,218,021
Payable for TBA securities purchased	—	—	—
Payable for sale-buyback transactions	—	—	—
Investment management fee payable	511,263	162,574	599,483
Transfer agent fees payable	14,240	4,897	18,971
Interest expense payable	—	—	—
Custody fee payable	77,120	30,432	158,917
Variation margin on open future contracts (Note 1)	4,583	—	—
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Due to custodian[4]	—	—	—
Options contracts written, at value[5] (Note 1)	—	—	—
Unrealized depreciation on open OTC swap contracts	—	—	—
Upfront payment received on open OTC swap contracts	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Distributions payable	—	—	—
Accrued expenses	95,350	86,336	127,656

Total Liabilities	15,378,694	10,687,562	19,499,608

Total Net Assets	$1,553,923,154	$422,654,162	$1,311,041,819

NET ASSETS:
Paid-in-capital (Note 4)	$999,760,589	$324,441,969	$1,290,617,490
Total distributable earnings (losses)	554,162,565	98,212,193	20,424,329

Total Net Assets	$1,553,923,154	$422,654,162	$1,311,041,819

Shares Outstanding	81,361,017	22,721,140	113,164,944

Net Asset Value	$19.10	$18.60	$11.59

[1] Unaffiliated investments, at cost	$1,054,927,136	$377,371,679	$1,265,907,263

[2] Affiliated investments, at cost	$858,128	$—	$—

[3] Includes securities on loan	$10,056,358	$9,655,513	$8,831,771

[4] Foreign currency/Due to custodian, at cost	$164	$12,989	$138,844

[5] Premiums received	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$498,153,149	$1,301,988,305	$48,778,081	$196,911,532	$85,359,054	$318,969,585	$676,889,083	$26,432,034
—	2,468,124	—	—	—	—	670,579	—
1,829,493	987,168	—	257,398	—	102,540	561	—
49,753	41,282	3,361	1,562	609	—	740,140	231,787
1,396,301	1,780,159	460,418	1,824,136	—	213,697	321,259	—
—	14,802,553	—	54,839,430	—	59,797,408	26,332,160	—
558,895	6,146,547	704,979	867,025	805,695	477,401	2,444,066	—
—	6,487	—	—	—	—	338	—
—	—	—	—	—	—	—	36,447
572,771	1,301,909	66,072	114,552	42,790	159,867	567,819	215,719
—	2	—	—	—	—	—	—
—	656,299	—	2,433,866	—	809,252	868,017	—
12,000	—	—	—	—	14,529	15,463	—
—	—	—	62,694	—	174,375	139,999	—
—	293,658	—	90,617	—	—	—	—
—	20,711	—	44,060	—	14,453	—	—
78,994	3,964,772	—	1,902,000	86,000	1,444,000	4,106,000	—
69,831	—	—	—	—	—	—	—
27,034	62,855	10,311	16,411	14,954	22,555	28,713	8,983

502,748,221	1,334,520,831	50,023,222	259,365,283	86,309,102	382,199,662	713,124,197	26,924,970

—	—	—	16,935,905	—	54,088,001	—	—
8,218,833	143,175	125,726	—	—	—	—	—
329,642	2,113,353	158,804	127,037	97,398	224,356	681,855	42,607
1,218,694	60,420,311	699,599	2,158,597	506,392	955,214	151,159,315	4,476
—	64,958,781	—	89,826,773	—	103,706,356	39,540,656	—
—	—	—	773,255	—	5,028,816	23,544,802	—
246,910	386,647	20,776	55,933	29,008	82,611	190,222	4,478
6,149	11,447	2,281	2,276	876	3,114	5,727	540
—	—	—	15,456	—	48,564	604	—
64,204	131,637	36,481	82,729	11,595	31,825	46,990	12,223
—	1,156,042	—	13,205	6,094	—	—	—
—	138,312	—	—	—	—	—	—
—	—	—	—	—	175,548	—	—
—	269,484	—	164,245	—	82,877	—	—
—	30,102	—	267,373	—	16,438	—	—
—	—	—	146,798	—	—	—	—
—	1,106,968	—	1,332,320	—	295,939	177,427	—
—	—	—	380,000	—	683,000	390,000	—
—	1,055	137	—	10	24	378	—
111,704	120,958	68,383	84,444	23,095	112,681	96,574	10,086

10,196,136	130,988,272	1,112,187	112,366,346	674,468	165,535,364	215,834,550	74,410

$492,552,085	$1,203,532,559	$48,911,035	$146,998,937	$85,634,634	$216,664,298	$497,289,647	$26,850,560

$474,310,601	$1,161,599,173	$75,279,384	$136,827,761	$79,363,293	$212,466,209	$502,107,333	$26,048,024
18,241,484	41,933,386	(26,368,349)	10,171,176	6,271,341	4,198,089	(4,817,686)	802,536

$492,552,085	$1,203,532,559	$48,911,035	$146,998,937	$85,634,634	$216,664,298	$497,289,647	$26,850,560

35,191,058	142,860,442	12,999,886	17,606,611	8,908,049	21,259,218	50,213,074	2,659,159

$14.00	$8.42	$3.76	$8.35	$9.61	$10.19	$9.90	$10.10

$433,316,308	$1,254,271,415	$49,907,212	$188,384,464	$79,930,594	$308,205,651	$673,181,850	$25,556,126

$—	$2,436,303	$—	$—	$—	$—	$662,286	$—

$8,152,889	$138,000	$123,065	$—	$—	$—	$—	$—

$1,830,978	$1,117,242	$—	$137,141	$—	$120,592	$840	$—

$—	$353,204	$—	$161,471	$—	$123,379	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2019

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$29,677,673	$5,415,433	$47,195,625
Dividends from affiliated investments	45,758	—	—
Income from non-cash dividends	—	—	2,323,191
Interest from unaffiliated investments	470,699	204,074	555,190
Interest from affiliated investments	—	—	—
Income from securities lending	72,678	130,967	520,828
Less: Foreign taxes withheld (see Note 1q)	(17,042)	(5,310)	(4,409,465)

Total Investment Income	30,249,766	5,745,164	46,185,369

EXPENSES:

Investment management fee (Note 2)	9,512,735	3,556,303	10,497,403
Transfer agent fees	186,387	56,601	180,864
Custody fees	494,410	255,395	1,083,397
Trustees’ fees	277,572	81,027	272,828
Shareholder reports	224,529	252,899	227,706
Insurance	73,123	22,930	64,073
Audit and tax	58,438	62,914	144,051
Legal fees	64,379	18,458	60,776
Registration fees	36,030	31,092	43,075
Offering costs	—	—	—
Other expense	58,109	18,649	73,475
Interest expense	—	—	—

Total Expenses	10,985,712	4,356,268	12,647,648
Less: Fee waivers and/or expense reimbursement (Note 2)	(3,366,743)	(1,433,552)	(2,486,433)

Net Expenses	7,618,969	2,922,716	10,161,215

Net Investment Income	$22,630,797	$2,822,448	$36,024,154

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, UNFUNDED LOAN COMMITMENTS, SHORT SALES, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Unaffiliated investments	$68,873,473	$58,215,291	$(44,881,567	)(a)
Affiliated investments	64,927	—	—
Futures contracts	235,642	(276,064)	15,343
Options contracts written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	51,557
Foreign currency translations	94,806	39,779	(211,465)

Net Realized Gain (Loss)	69,268,848	57,979,006	(45,026,132)

Change in Net Unrealized Appreciation (Depreciation) from:

Unaffiliated investments	(77,551,661)	(94,369,454)	(87,305,229)
Affiliated investments	(343,587)	—	—
Futures contracts	(440,956)	(117,059)	12,999
Options contracts written	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency translations	(110)	523	(115,531)

Change in Net Unrealized Appreciation (Depreciation):	(78,336,314)	(94,485,990)	(87,407,761)

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Unfunded Loan Commitments, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations	(9,067,466)	(36,506,984)	(132,433,893)

Total Increase (Decrease) in Net Assets from Operations	$13,563,331	$(33,684,536)	$(96,409,739)

(a)	Includes foreign capital gains tax of $66 and $4,576 for International Equity Fund and Emerging Markets Equity Fund, respectively.
(b)	Net increase in accrued foreign capital gains taxes of $109,187 for Emerging Markets Equity Fund.

See Notes to Financial Statements.

Emerging Markets Equity Fund		Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$14,915,545		$8,010	$30,639	$—	$28,000	$—	$—	$296,249
—		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
259,870		32,683,032	3,291,626	2,806,432	2,216,645	8,666,445	16,634,246	—
—		44,118	—	—	—	—	12,188	—
168,896		2,296	6,879	—	—	—	—	—
(1,582,925)		—	—	—	—	—	—	—

13,761,386		32,737,456	3,329,144	2,806,432	2,244,645	8,666,445	16,646,434	296,249

4,465,078		3,843,633	375,340	714,035	281,588	1,152,036	2,538,768	187,610
64,226		120,338	9,994	20,261	9,163	30,220	64,328	3,185
555,892		884,321	208,985	482,183	121,710	211,647	293,977	100,146
80,635		153,418	9,840	24,626	11,584	40,542	88,300	1,877
221,044		214,175	17,231	142,896	14,290	217,859	212,759	2,438
20,969		33,407	2,966	6,946	2,729	9,226	20,207	298
131,780		102,387	56,060	109,705	52,511	79,460	54,920	33,275
21,196		59,967	3,305	6,638	2,452	16,479	34,755	719
27,224		18,904	25,648	23,679	22,390	19,169	23,979	16,633
—		—	—	—	—	—	—	18,040
26,275		86,366	835	24,532	3,432	20,972	44,873	1,268
—		—	—	222,053	—	1,303,477	798,482	—

5,614,319		5,516,916	710,204	1,777,554	521,849	3,101,087	4,175,348	365,489
(1,540,399)		(182,721)	(108,094)	(72,891)	—	(116,355)	(260,525)	(227,270)

4,073,920		5,334,195	602,110	1,704,663	521,849	2,984,732	3,914,823	138,219

$9,687,466		$27,403,261	$2,727,034	$1,101,769	$1,722,796	$5,681,713	$12,731,611	$158,030

$(9,595,430	)(a)	$10,608,992	$(248,212)	$(416,317)	$881,412	$(1,192,053)	$1,175,346	$(130,569)
—		15,614	—	—	—	—	198	—
(177,032)		6,697,636	—	2,096,235	(313,158)	(3,073,271)	(1,927,636)	—
—		3,371,150	—	191,047	—	(159,216)	—	—
—		—	—	479,080	—	27,794	12,452	—
—		(163,785)	—	(1,314,070)	—	(298,131)	(316,498)	—
(10)		221,171	—	5,573,876	—	2,018,212	2,489,490	—
(133,467)		21,939	—	(1,207,026)	—	(160,254)	(37,618)	—

(9,905,939)		20,772,717	(248,212)	5,402,825	568,254	(2,836,919)	1,395,734	(130,569)

(2,922,322	)(b)	59,518,596	228,305	8,770,573	3,610,834	13,681,294	3,628,531	850,721
—		34,544	—	—	—	—	8,293	—
(13,576)		7,262	—	400,714	19,596	(339,080)	(473,694)	—
—		6,786	—	(18,665)	—	30,627	—	—
—		(5,096,857)	—	(2,370,414)	—	(1,614,472)	(7,734,684)	—
—		2	—	—	—	—	—	—
—		99,677	—	594,718	—	(500,676)	665,710	—
6,686		(117,213)	—	(189,450)	—	(47,408)	(248,874)	—

(2,929,212)		54,452,797	228,305	7,187,476	3,630,430	11,210,285	(4,154,718)	850,721

(12,835,151)		75,225,514	(19,907)	12,590,301	4,198,684	8,373,366	(2,758,984)	720,152

$(3,147,685)		$102,628,775	$2,707,127	$13,692,070	$5,921,480	$14,055,079	$9,972,627	$878,182

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2019 and August 31, 2018

	Large Cap Equity Fund		Small-Mid Cap Equity Fund
	2019	2018	2019	2018
OPERATIONS:

Net investment income	$22,630,797	$22,321,653	$2,822,448	$2,980,795
Net realized gain (loss)	69,268,848	172,845,327	57,979,006	80,126,956
Change in unrealized appreciation (depreciation)	(78,336,314)	107,631,587	(94,485,990)	49,982,388

Increase (Decrease) in Net Assets from Operations	13,563,331	302,798,567	(33,684,536)	133,090,139

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):

Distributable earnings	(178,205,387)	(79,134,937)*	(61,098,943)	(24,675,020)*
Tax return of capital	—	—	—	—

Decrease in Net Assets from Distributions to Shareholders	(178,205,387)	(79,134,937)	(61,098,943)	(24,675,020)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	186,428,548	220,015,930	102,921,348	104,187,172
Reinvestment of distributions	178,200,572	79,132,993	61,098,668	24,674,928
Cost of shares repurchased	(382,597,048)	(473,065,474)	(166,981,193)	(390,950,259)

Increase (Decrease) in Net Assets from Fund Share Transactions	(17,967,928)	(173,916,551)	(2,961,177)	(262,088,159)

Increase (Decrease) in Net Assets	(182,609,984)	49,747,079	(97,744,656)	(153,673,040)
NET ASSETS:

Beginning of year	1,736,533,138	1,686,786,059	520,398,818	674,071,858

End of year	$1,553,923,154	$1,736,533,138 †	$422,654,162	$520,398,818 †

The following information was previously reported in the August 31, 2018 financial statements. The distribution information for the year ended August 31, 2018 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the financial statements for year ended August 31, 2019, which confirm to the Securities Exchange Commission’s Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*   Distributions to Shareholders for the year ended August 31, 2018 were as follows:

		Large Cap Equity Fund		Small-Mid Cap Equity Fund
		2018		2018
Net investment income		$(21,359,060)		$(1,094,809)
Net realized gains		$(57,775,877)		$(23,580,211)
† Undistributed net investment income for the year ended August 31, 2018 were as follows:		$12,112,827		$2,906,926

See Notes to Financial Statements.

International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
2019	2018	2019	2018	2019	2018	2019	2018

$36,024,154	$31,279,024	$9,687,466	$7,229,954	$27,403,261	$19,611,648	$2,727,034	$5,527,550
(45,026,132)	65,579,169	(9,905,939)	18,505,790	20,772,717	(8,277,996)	(248,212)	2,800,897
(87,407,761)	(62,778,263)	(2,929,212)	(53,729,979)	54,452,797	(21,354,412)	228,305	(4,428,567)

(96,409,739)	34,079,930	(3,147,685)	(27,994,235)	102,628,775	(10,020,760)	2,707,127	3,899,880

(31,325,356)	(21,730,393)*	(7,592,456)	(6,507,933)*	(29,106,437)	(21,361,519)*	(2,874,860)	(5,677,244)*
—	—	—	—	—	(619,911)	—	—

(31,325,356)	(21,730,393)	(7,592,456)	(6,507,933)	(29,106,437)	(21,981,430)	(2,874,860)	(5,677,244)

239,957,016	590,554,489	102,041,051	131,641,530	446,598,356	302,094,146	11,141,650	25,831,513
31,325,332	21,730,372	7,592,437	6,507,915	29,106,798	21,984,592	2,874,977	5,678,670
(509,040,936)	(192,189,924)	(104,107,655)	(93,562,827)	(212,612,744)	(135,236,482)	(23,401,205)	(143,948,790)

(237,758,588)	420,094,937	5,525,833	44,586,618	263,092,410	188,842,256	(9,384,578)	(112,438,607)

(365,493,683)	432,444,474	(5,214,308)	10,084,450	336,614,748	156,840,066	(9,552,311)	(114,215,971)

1,676,535,502	1,244,091,028	497,766,393	487,681,943	866,917,811	710,077,745	58,463,346	172,679,317

$1,311,041,819	$1,676,535,502 †	$492,552,085	$497,766,393 †	$1,203,532,559	$866,917,811 †	$48,911,035	$58,463,346 †

	International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
	2018		2018		2018		2018
	$(21,730,393)		$(6,507,933)		$(21,361,519)		$(5,677,244)
	$—		$—		$—		$—

	$31,326,592		$6,153,503		$264,111		$1,166,148

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year/Period Ended August 31, 2019 and August 31, 2018

	International Fixed Income Fund		Municipal Bond Fund
	2019	2018	2019	2018
OPERATIONS:

Net investment income (loss)	$1,101,769	$2,591,102	$1,722,796	$1,582,831
Net realized gain (loss)	5,402,825	1,288,073	568,254	320,471
Change in unrealized appreciation (depreciation)	7,187,476	(574,567)	3,630,430	(2,058,138)

Increase (Decrease) in Net Assets from Operations	13,692,070	3,304,608	5,921,480	(154,836)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):

Distributable earnings	(4,871,339)	(1,759,541)*	(1,901,725)	(1,581,149)*

Decrease in Net Assets from Distributions to Shareholders	(4,871,339)	(1,759,541)	(1,901,725)	(1,581,149)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	20,468,860	26,110,756	35,161,516	14,408,545
Reinvestment of distributions	4,871,339	1,759,541	1,901,976	1,580,926
Cost of shares repurchased	(31,758,662)	(32,621,820)	(19,072,643)	(8,566,766)

Increase (Decrease) in Net Assets from Fund Share Transactions	(6,418,463)	(4,751,523)	17,990,849	7,422,705

Increase (Decrease) in Net Assets	2,402,268	(3,206,456)	22,010,604	5,686,720
NET ASSETS:

Beginning of year/period	144,596,669	147,803,125	63,624,030	57,937,310

End of year/period	$146,998,937	$144,596,669 †	$85,634,634	$63,624,030 †

The following information was previously reported in the August 31, 2018 financial statements. The distribution information for the year ended August 31, 2018 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the financial statements for year ended August 31, 2019, which confirm to the Securities Exchange Commission’s Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*   Distributions to Shareholders for the year/period ended August 31, 2018 were as follows:

		International Fixed Income Fund		Municipal Bond Fund
		2018		2018
Net investment income		$(1,759,541)		$(1,581,149)
† Undistributed net investment income for the year/period ended August 31, 2018 were as follows:		$3,325,292		$420,955

(a)	The period from Fund inception (February 15, 2018) through the period ended August 31, 2018.

See Notes to Financial Statements.

Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
2019	2018	2019	2018	2019	2018(a)

$5,681,713	$6,695,369	$12,731,611	$6,991,652	$158,030	$(16,932)
(2,836,919)	(489,734)	1,395,734	1,532,766	(130,569)	(2,981)
11,210,285	(4,729,345)	(4,154,718)	(810,625)	850,721	25,187

14,055,079	1,476,290	9,972,627	7,713,793	878,182	5,274

(5,096,357)	(7,721,464)*	(13,471,881)	(8,446,300)*	(95,504)	— *

(5,096,357)	(7,721,464)	(13,471,881)	(8,446,300)	(95,504)	—

29,466,773	91,224,733	105,555,158	274,391,020	26,545,340	5,854,954
5,096,511	7,722,192	13,472,931	8,446,487	95,504	—
(66,776,158)	(43,271,943)	(125,374,618)	(50,699,785)	(6,302,023)	(131,167)

(32,212,874)	55,674,982	(6,346,529)	232,137,722	20,338,821	5,723,787

(23,254,152)	49,429,808	(9,845,783)	231,405,215	21,121,499	5,729,061

239,918,450	190,488,642	507,135,430	275,730,215	5,729,061	—

$216,664,298	$239,918,450 †	$497,289,647	$507,135,430 †	$26,850,560	$5,729,061 †

	Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
	2018		2018		2018(a)
	$(7,721,464)		$(8,446,300)		$—
	$395,911		$793,633		$—

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended August 31, 2019

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by/Used in Operating Activities:
Net increase/decrease in net assets from operations	$13,692,070	$14,055,079
Adjustments to reconcile net increase/decrease in net assets from operations to net cash and foreign currency provided by/used in operating activities:
Purchases of long-term investments	(465,876,980)	(448,660,443)
Proceeds from the sale and maturity of long-term investments	435,938,331	431,061,692
Proceeds from short-term investments, net	16,191,715	4,549,210
Increase/Decrease to the principal amount of inflation-indexed bonds	379,056	(3,660,681)
Change in net unrealized appreciation/depreciation from unaffiliated investments	(8,770,573)	(13,681,294)
Change in net unrealized appreciation/depreciation on option contracts written	18,665	(30,627)
Change in net unrealized appreciation/depreciation on open OTC swap contracts	185,193	50,235
Increase/Decrease in variation margin on open centrally cleared swap contracts	155,731	(28,856)
Net amortization (accretion) of premiums (discounts) of investments	595,472	(1,124,453)
Net realized loss from unaffiliated investments	416,317	1,192,053
Increase in premium received on options contracts written	92,444	74,594
Increase in variation margin on open futures contracts	(21,655)	(70,537)
Increase/Decrease in receivable for securities sold	(1,306,112)	756,892
Increase in receivable for TBA securities sold	(26,012,940)	(50,210,025)
Decrease in dividends and interest receivable from unaffiliated investments	183,849	212,696
Increase/Decrease in deposits for collateral with counterparty	149,000	(416,000)
Increase/Decrease in net upfront payments received/paid on open OTC swap contracts	26,493	(78,562)
Increase in prepaid expenses	(575)	(8,969)
Increase/Decrease in unrealized appreciation on open forward foreign currency contracts	(368,850)	489,066
Decrease in payable for securities purchased	(859,404)	(128,109)
Increase in payable for TBA securities purchased	43,600,949	84,589,189
Decrease in payable for short sales	—	(5,775)
Decrease in deposits for collateral from counterparty	(200,000)	(287,000)
Increase/Decrease in investment management fee payable	722	(8,847)
Decrease in interest expense payable	(6,312)	(41,665)
Decrease in custody fee payable	(22,352)	(35,207)
Increase in transfer agent fees payable	224	288
Increase/Decrease in unrealized depreciation on open forward foreign currency contracts	(225,868)	11,610
Increase in accrued expenses	5,187	35,469

Net cash and foreign currency provided by operating activities	7,959,797	18,601,023

Cash Flows Provided by/Used in Financing Activities:
Proceeds from sale-buyback transactions	43,399,304	247,478,995
Payments on sale-buyback transactions	(42,628,919)	(242,524,413)
Proceeds from reverse repurchase agreements	2,576,526	12,130,422
Proceeds from sale of shares	20,672,671	29,699,285
Cost of shares repurchased	(31,837,009)	(66,970,317)
Distributions to shareholders, net of reinvestments	—	(23)

Net cash and foreign currency used in financing activities	(7,817,427)	(20,186,051)

Net increase/decrease in cash and foreign currency (a)	142,370	(1,585,028)

Cash and Foreign Currency:
Cash and foreign currency at beginning of the year	116,590	1,512,020

Cash and foreign currency at end of the year	$258,960	$(73,008)

Non-Cash Financing Activities:
Reinvestment of distributions	$4,871,339	$5,096,511

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $130,086 and $6,560 for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$21.31	$18.76	$17.06	$20.63	$22.19

Income from Operations:
Net investment income(1)	0.27	0.26	0.25	0.19	0.08
Net realized and unrealized gain (loss)	(0.24)	3.18	2.05	1.15	0.87

Total Income from Operations	0.03	3.44	2.30	1.34	0.95

Less Distributions from:
Net investment income	(0.34)	(0.24)	(0.27)	(0.11)	(0.07)
Net realized gain	(1.90)	(0.65)	(0.33)	(4.80)	(2.44)

Total Distributions	(2.24)	(0.89)	(0.60)	(4.91)	(2.51)

Net Asset Value, End of Year	$19.10	$21.31	$18.76	$17.06	$20.63

Total Return†(2)	1.32%	18.89%	13.86%	7.08%	4.39	%(3)
Net Assets, End of Year (millions)	$1,554	$1,737	$1,687	$1,709	$1,353
Ratios to Average Net Assets:
Gross expenses	0.69%	0.69%	0.69%	0.69%	0.68%
Net expenses(4)	0.48	0.48	0.48	0.56	0.68
Net investment income	1.43	1.29	1.40	1.10	0.36
Portfolio Turnover Rate	13%	29%	18%	105%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)

The Manager contributed a non-recourse voluntary reimbursement to Large Cap Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the impact was less than 0.005% to the total return for Large Cap Equity Fund.

(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$23.06	$19.53	$17.40	$24.39	$28.53

Income (Loss) from Operations:
Net investment income (loss)(1)	0.12	0.10	0.10	0.05	(0.12)
Net realized and unrealized gain (loss)	(1.83)	4.14	2.39	(1.22)	1.93

Total Income (Loss) from Operations	(1.71)	4.24	2.49	(1.17)	1.81

Less Distributions from:
Net investment income	(0.10)	(0.03)	(0.06)	—	—
Net realized gain	(2.65)	(0.68)	(0.30)	(5.82)	(5.95)

Total Distributions	(2.75)	(0.71)	(0.36)	(5.82)	(5.95)

Net Asset Value, End of Year	$18.60	$23.06	$19.53	$17.40	$24.39

Total Return†(2)	(6.25)%	22.17%	14.49%	(5.51)%	7.36	%(3)
Net Assets, End of Year (millions)	$423	$520	$674	$475	$229
Ratios to Average Net Assets:
Gross expenses	0.98%	0.92%	0.94%	0.99%	0.93%
Net expenses(4)	0.66	0.61	0.63	0.79	0.93
Net investment income (loss)	0.63	0.47	0.52	0.28	(0.45)
Portfolio Turnover Rate	65%	34%	34%	151%	89%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)

The Manager contributed a non-recourse voluntary reimbursement to Small-Mid Cap Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for Small-Mid Cap Equity Fund was 7.27%.

(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.64	$12.34	$10.83	$10.91	$12.03

Income (Loss) from Operations:
Net investment income(1)	0.28	0.27	0.24	0.21	0.21
Net realized and unrealized gain (loss)	(1.09)	0.24	1.56	(0.10)	(1.13)

Total Income (Loss) from Operations	(0.81)	0.51	1.80	0.11	(0.92)

Less Distributions from:
Net investment income	(0.24)	(0.21)	(0.29)	(0.19)	(0.20)

Net Asset Value, End of Year	$11.59	$12.64	$12.34	$10.83	$10.91

Total Return†(2)	(6.34)%	4.15%	17.14%	0.96%	(7.68	)%(3)
Net Assets, End of Year (millions)	$1,311	$1,677	$1,244	$1,122	$1,202
Ratios to Average Net Assets:
Gross expenses	0.84%	0.83%	0.83%	0.82%	0.81%
Net expenses(4)	0.68	0.66	0.65	0.76	0.79
Net investment income	2.40	2.07	2.15	2.02	1.80
Portfolio Turnover Rate	28%	41%	27%	64%	80%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)

The Manager contributed a non-recourse voluntary reimbursement to International Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for International Equity Fund was (7.94)%.

(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

Emerging Markets Equity Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$14.29	$15.33	$12.36	$10.87	$14.54

Income (Loss) from Operations:
Net investment income(1)	0.27	0.22	0.20	0.13	0.17
Net realized and unrealized gain (loss)	(0.34)	(1.06)	2.90	1.51	(3.64)

Total Income (Loss) from Operations	(0.07)	(0.84)	3.10	1.64	(3.47)

Less Distributions from:
Net investment income	(0.22)	(0.20)	(0.13)	(0.15)	(0.20)

Net Asset Value, End of Year	$14.00	$14.29	$15.33	$12.36	$10.87

Total Return†(2)	(0.40)%	(5.55)%	25.48%	15.31%	(24.08)%
Net Assets, End of Year (millions)	$493	$498	$488	$428	$464
Ratios to Average Net Assets:
Gross expenses	1.13%	1.11%	1.14%	1.13%	1.08%
Net expenses(3)	0.82	0.80	0.86	0.96	0.96
Net investment income	1.95	1.42	1.51	1.15	1.34
Portfolio Turnover Rate	22%	24%	27%	99%	41%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2019	2018	2017		2016		2015
Net Asset Value, Beginning of Year	$7.86	$8.19	$8.41		$8.23		$8.44

Income (Loss) from Operations:
Net investment income(1)	0.23	0.20	0.19		0.20		0.17
Net realized and unrealized gain (loss)	0.57	(0.31)	(0.11)		0.27		(0.06)

Total Income (Loss) from Operations	0.80	(0.11)	0.08		0.47		0.11

Less Distributions from:
Net investment income	(0.24)	(0.21)	(0.22)		(0.23)		(0.20)
Tax return of capital	—	(0.01)	—		—		—
Net realized gain	—	—	(0.08)		(0.06)		(0.12)

Total Distributions	(0.24)	(0.22)	(0.30)		(0.29)		(0.32)

Net Asset Value, End of Year	$8.42	$7.86	$8.19		$8.41		$8.23

Total Return†(2)	10.39%	(1.35)%	1.07%		5.84%		1.35%
Net Assets, End of Year (millions)	$1,204	$867	$710		$722		$859
Ratios to Average Net Assets:
Gross expenses	0.57%	0.57%	0.58	%(3)	0.55	%(3)	0.54	%(3)
Net expenses(4)	0.56	0.56	0.56	(3)	0.54	(3)	0.55	(3)
Net investment income	2.85	2.49	2.32		2.42		2.06
Portfolio Turnover Rate	210%	253%	236%		245%		326%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense reverse repurchase agreements which represents less than 0.005%.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$3.77	$3.86	$3.78	$3.88	$4.41

Income (Loss) from Operations:
Net investment income(1)	0.19	0.20	0.22	0.23	0.24
Net realized and unrealized gain (loss)	0.00	(0.08)	0.10	(0.09)	(0.50)

Total Income (Loss) from Operations	0.19	0.12	0.32	0.14	(0.26)

Less Distributions from:
Net investment income	(0.20)	(0.21)	(0.24)	(0.24)	(0.27)

Net Asset Value, End of Year	$3.76	$3.77	$3.86	$3.78	$3.88

Total Return†(2)	5.58%	3.20%	8.38%	4.02%	(6.14)%
Net Assets, End of Year (millions)	$49	$58	$173	$325	$254
Ratios to Average Net Assets:
Gross expenses	1.32%	1.17%	0.95%	0.88%	0.90%
Net expenses(3)	1.12	0.97	0.75	0.70	0.74
Net investment income	5.09	5.27	5.65	6.21	5.74
Portfolio Turnover Rate	43%	57%	72%	64%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

International Fixed Income Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$7.86	$7.78	$7.79	$7.61	$8.04

Income from Operations:
Net investment income(1)	0.06	0.14	0.14	0.13	0.13
Net realized and unrealized gain (loss)	0.70	0.03	(0.07)	0.56	(0.09)

Total Income from Operations	0.76	0.17	0.07	0.69	0.04

Less Distributions from:
Net investment income	(0.27)	(0.09)	(0.08)	(0.51)	(0.47)

Net Asset Value, End of Year	$8.35	$7.86	$7.78	$7.79	$7.61

Total Return†(2)	10.01%	2.25%	0.98%	9.56%	0.44%
Net Assets, End of Year (millions)	$147	$145	$148	$192	$223
Ratios to Average Net Assets:
Gross expenses(3)	1.24%	1.01%	1.06%	0.87%	0.87%
Net expenses(3)	1.19 (4)	0.95 (4)	1.01 (4)	0.83 (4)	0.87
Net investment income	0.77	1.76	1.82	1.71	1.61
Portfolio Turnover Rate	265%	203%	268%	199%	416%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on reverse repurchase agreements which represents 0.15%, 0.04%, 0.11%, 0.04% and 0.10%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.11	$9.37	$9.93	$9.65	$9.76

Income (Loss) from Operations:
Net investment income(1)	0.23	0.24	0.27	0.28	0.28
Net realized and unrealized gain (loss)	0.52	(0.26)	(0.31)	0.30	(0.06)

Total Income (Loss) from Operations	0.75	(0.02)	(0.04)	0.58	0.22

Less Distributions from:
Net investment income	(0.22)	(0.24)	(0.27)	(0.28)	(0.28)
Net realized gain	(0.03)	—	(0.25)	(0.02)	(0.05)

Total Distributions	(0.25)	(0.24)	(0.52)	(0.30)	(0.33)

Net Asset Value, End of Year	$9.61	$9.11	$9.37	$9.93	$9.65

Total Return†(2)	8.38%	(0.21)%	(0.22)%	6.14%	2.32%
Net Assets, End of Year (millions)	$86	$64	$58	$69	$85
Ratios to Average Net Assets:
Gross expenses	0.74%	0.72%	0.75%	0.68%	0.66%
Net expenses	0.74	0.72	0.75	0.68	0.66
Net investment income	2.44	2.61	2.85	2.87	2.91
Portfolio Turnover Rate	42%	18%	13%	16%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Year/Period	$9.79	$10.08	$10.23	$10.00

Income from Operations:
Net investment income(2)	0.24	0.30	0.23	0.14
Net realized and unrealized gain (loss)	0.38	(0.25)	(0.13)	0.32

Total Income from Operations	0.62	0.05	0.10	0.46

Less Distributions from:
Net investment income	(0.22)	(0.34)	(0.24)	(0.23)
Net realized gain	—	—	(0.01)	—

Total Distributions	(0.22)	(0.34)	(0.25)	(0.23)

Net Asset Value, End of Year/Period	$10.19	$9.79	$10.08	$10.23

Total Return†(3)	6.42%	0.55%	1.05%	4.59	%(7)
Net Assets, End of Year/Period (millions)	$217	$240	$190	$159
Ratios to Average Net Assets:
Gross expenses(4)	1.35%	1.27%	1.15%	1.03	%(5)
Net expenses(4)(6)	1.30	1.22	1.10	0.99	(5)
Net investment income	2.47	3.07	2.25	2.91	(5)
Portfolio Turnover Rate	143%	72%	120%	35	%(7)

(1)	For the period from Fund inception (March 8, 2016) through the period ended August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Ratio includes interest expense on reverse repurchase agreements which represents 0.55%, 0.49%, 0.29% and 0.19%, respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Not annualized.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Year/Period	$9.97	$9.99	$10.00	$10.00

Income from Operations:
Net investment income(2)	0.25	0.19	0.13	0.07
Net realized and unrealized gain (loss)	(0.06)	0.02	0.08	0.02

Total Income from Operations	0.19	0.21	0.21	0.09

Less Distributions from:
Net investment income	(0.26)	(0.23)	(0.22)	(0.09)

Net Asset Value, End of Year/Period	$9.90	$9.97	$9.99	$10.00

Total Return†(3)	2.07%	2.09%	2.14%	0.89	%(7)
Net Assets, End of Year/Period (millions)	$497	$507	$276	$162
Ratios to Average Net Assets:
Gross expenses(4)	0.82%	0.71%	0.84%	0.81	%(5)
Net expenses(4)(6)	0.77	0.66	0.79	0.77	(5)
Net investment income	2.51	1.90	1.29	1.47	(5)
Portfolio Turnover Rate	97%	128%	103%	100	%(7)

(1)	For the period from Fund inception (March 8, 2016) through the period ended August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Ratio includes interest expense on reverse repurchase agreements which represents 0.07%, 0.04%, 0.05% and 0.02%, respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Not annualized.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Alternative Strategies Fund
	2019	2018(1)
Net Asset Value, Beginning of Year/Period	$9.88	$10.00

Income (Loss) from Operations:
Net investment income (loss)(2)	0.10	(0.09)
Net realized and unrealized gain (loss)	0.19	(0.03)

Total Income (Loss) from Operations	0.29	(0.12)

Less Distributions from:
Net investment income	(0.07)	—

Net Asset Value, End of Year/Period	$10.10	$9.88

Total Return†(3)	2.90%	(1.20	)%(6)
Net Assets, End of Year/Period (millions)	$27	$6
Ratios to Average Net Assets:
Gross expenses	2.34%	11.00	%(4)
Net expenses(5)	0.88	1.95	(4)
Net investment income (loss)	1.01	(1.72	)(4)
Portfolio Turnover Rate	16%	14	%(6)

(1)	For the period from Fund inception (February 15, 2018) through the period ended August 31, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Effective October 1, 2018, the new advisory program charge is 2.00%. Past performance is no guarantee of future results.

(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Not annualized.
†	Calculated based on the net asset value as of the last business day of the period.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Morgan Stanley Pathway Funds (formerly known as Consulting Group Capital Markets Funds) (the “Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies.

In August 2018, FASB issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) – Disclosures Framework – Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) Which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including

Notes to Financial Statements

(continued)

any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2 and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements

(continued)

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Large Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$136,494,109	$136,494,109	$—	$—
Consumer Discretionary	159,468,443	159,468,443	—	—
Consumer Staples	97,442,591	97,442,591	—	—
Energy	72,318,962	72,318,962	—	—
Financials	177,823,838	177,823,838	—	—
Health Care	237,602,597	237,602,597	—	—
Industrials	137,367,490	137,367,490	—	—
Information Technology	332,554,039	332,554,039	—	—
Materials	50,812,547	50,812,547	—	—
Real Estate	42,380,816	42,380,816	—	—
Utilities	34,774,542	34,774,542	—	—
Closed End Mutual Fund Security:
Financials	37,804,672	37,804,672	—	—
Short-Term Investments:
Money Market Fund	10,273,681	10,273,681	—	—
Time Deposits	26,026,109	—	26,026,109	—

Total Investments, at Value	$1,553,144,436	$1,527,118,327	$26,026,109	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Assets
Futures Contract	$14,150	$14,150	$—	$—

Total Other Financial Instruments — Assets	$14,150	$14,150	$—	$—

Other Financial Instruments — Liabilities
Futures Contract	$(13,467)	$(13,467)	$—	$—

Total Other Financial Instruments — Liabilities	$(13,467)	$(13,467)	$—	$—

Small-Mid Cap Equity Fund
Investments, at Value
Common Stocks:
Communication Services	$8,164,277	$8,164,277	$—	$—
Consumer Discretionary	32,421,965	32,421,965	—	—
Consumer Staples	12,695,949	12,695,949	—	—
Energy	8,181,876	8,181,876	—	—
Financials	63,892,423	63,892,423	—	—
Health Care	60,214,937	60,214,743	—	194
Industrials	73,502,794	73,502,794	—	—
Information Technology	80,131,177	80,131,177	—	—
Materials	21,542,044 *	21,541,550	—	494	*
Real Estate	29,967,246	29,967,246	—	—
Utilities	13,637,079	13,637,079	—	—
Convertible Preferred Stocks:
Health Care	512,964	512,964	—	—
Utilities	1,808,048	1,808,048	—	—
Closed End Mutual Fund Securities:
Financials	1,515,400	1,515,400	—	—
Preferred Stocks:
Financials	1,901,732	1,901,732	—	—
Corporate Bond & Note	369,520	—	369,520	—
Short-Term Investments:
Money Market Fund	9,907,772	9,907,772	—	—
Time Deposits	10,690,031	—	10,690,031	—

Total Investments, at Value	$431,057,234 *	$419,996,995	$11,059,551	$688	*

Other Financial Instruments — Assets
Futures Contract	$2,833	$2,833	$—	$—

Total Other Financial Instruments — Assets	$2,833	$2,833	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(69,534)	$(69,534)	$—	$—

Total Other Financial Instruments — Liabilities	$(69,534)	$(69,534)	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International Equity Fund
Investments, at Value
Common Stocks:
France	$133,948,958	$80,763	$133,868,195	$—
Germany	103,391,359	—	103,391,359	—
Japan	263,196,392	—	263,196,392	—
Switzerland	130,243,122	—	130,243,122	—
United Kingdom	197,974,162	1,836,089	196,138,073	—
Other Countries**	440,354,431	84,036,832	356,317,599	—
Preferred Stocks:
Germany	10,522,683	—	10,522,683	—
Closed End Mutual Fund Security:
United States	595,056	595,056	—	—
Short-Term Investments:
Money Market Fund	9,378,863	9,378,863	—	—
Time Deposits	28,378,179	—	28,378,179	—

Total Investments, at Value	$1,317,983,205	$95,927,603	$1,222,055,602	$—

Other Financial Instruments — Assets
Futures Contracts	$13,956	$13,956	$—	$—

Total Other Financial Instruments — Assets	$13,956	$13,956	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(10,701)	$(10,701)	$—	$—

Total Other Financial Instruments — Liabilities	$(10,701)	$(10,701)	$—	$—

Emerging Markets Equity Fund
Investments, at Value
Common Stocks:
Brazil	$32,925,050	$32,925,050	$—	$—
China	126,535,193	39,572,064	86,963,129	—
India	49,305,332	5,998,899	43,306,433	—
Russia	26,286,917	21,982,200	4,304,717	—
South Africa	30,198,487	—	30,198,487	—
South Korea	44,530,726	—	44,530,726	—
Taiwan	30,445,037	—	30,445,037	—
Other Countries**	133,939,392	29,008,111	104,931,281	—
Preferred Stocks:
Brazil	6,111,060	6,111,060	—	—
Chile	123,755	123,755	—	—
Colombia	251,300	251,300	—	—
Russia	131,968	94,120	37,848	—
South Korea	925,368	—	925,368	—
Rights:
Brazil	1,507	1,507	—	—
Chile	37	37	—	—
China	2,529	—	2,529	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Corporate Bond & Note:
India	$19	$—	$19	$—
Short-Term Investments:
Money Market Fund	8,218,833	8,218,833	—	—
Time Deposits	8,220,639	—	8,220,639	—

Total Investments, at Value	$498,153,149	$144,286,936	$353,866,213	$—

Other Financial Instruments — Liabilities
Futures Contract	$(72,466)	$(72,466)	$—	$—

Total Other Financial Instruments — Liabilities	$(72,466)	$(72,466)	$—	$—

Core Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$343,471,432 *	$—	$343,471,432	$—	*
Mortgage-Backed Securities	339,743,166	—	339,743,166	—
U.S. Government Agencies & Obligations	322,487,435	—	322,487,435	—
Collateralized Mortgage Obligations	115,789,754	—	115,789,754	—
Sovereign Bonds	33,334,362	—	33,334,362	—
Asset-Backed Securities	20,535,167	—	20,535,167	—
Senior Loans	13,270,623	—	13,270,623	—
Municipal Bonds	3,892,734	—	3,892,734	—
Preferred Stock:
Financials	99,560	99,560	—	—
Purchased Options	573,318	135,106	438,212	—
Short-Term Investments:
Corporate Bond	966,785	—	966,785	—
Money Market Fund	143,175	143,175	—	—
Repurchase Agreement	31,000,000	—	31,000,000	—
Time Deposits	63,946,910	—	63,946,910	—
U.S. Government Agencies	8,676,324	—	8,676,324	—
U.S. Government Obligations	6,525,684	—	6,525,684	—

Total Investments, at Value	$1,304,456,429 *	$377,841	$1,304,078,588	$—	*

Other Financial Instruments — Assets
Futures Contracts	$2,133,888	$2,133,888	$—	$—
Forward Foreign Currency Contracts	656,299	—	656,299	—
OTC Interest Rate Swap	293,658	—	293,658	—
Centrally Cleared Interest Rate Swaps	582,967	—	582,967	—
Centrally Cleared Credit Default Swap	57,652	—	57,652	—

Total Other Financial Instruments — Assets	$3,724,464	$2,133,888	$1,590,576	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(269,484)	$(269,484)	$—	$—
Futures Contracts	(2,325,831)	(2,325,831)	—	—
Forward Foreign Currency Contracts	(1,106,968)	—	(1,106,968)	—
OTC Interest Rate Swap	(30,102)	—	(30,102)	—
Centrally Cleared Interest Rate Swaps	(5,977,970)	—	(5,977,970)	—
Centrally Cleared Credit Default Swap	(69,209)	—	(69,209)	—

Total Other Financial Instruments — Liabilities	$(9,779,564)	$(2,595,315)	$(7,184,249)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2019		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
High Yield Fund
Investments, at Value
Corporate Bonds & Notes	$42,426,568	*	$—	$42,426,568	$—	*
Senior Loans	3,335,972		—	3,335,972	—
Common Stocks:
Communications	3,294		3,294	—	—
Consumer Cyclical	2,103		—	—	2,103
Energy	377,513		366,080	—	11,433
Financials	5,202		—	—	5,202
Preferred Stocks:
Financials	132,311		132,311	—	—
Sovereign Bond	58,687		—	58,687	—
Warrant:
Media	3,276		3,276	—	—
Short-Term Investments:
Money Market Fund	125,726		125,726	—	—
Time Deposits	2,307,429		—	2,307,429	—

Total Investments, at Value	$48,778,081	*	$630,687	$48,128,656	$18,738	*

International Fixed Income Fund
Investments, at Value
Sovereign Bonds:
France	$8,888,368		$—	$8,888,368	$—
Japan	28,669,325		—	28,669,325	—
Spain	11,222,033		—	11,222,033	—
Other Countries**	30,666,323		—	30,666,323	—
Corporate Bonds & Notes:
United Kingdom	9,254,665		—	9,254,665	—
United States	9,305,741		—	9,305,741	—
Other Countries**	26,130,228		—	26,130,228	—
Mortgage-Backed Securities	35,772,307		—	35,772,307	—
Collateralized Mortgage Obligations	21,570,055		—	21,570,055	—
U.S. Government Obligations	12,095,917		—	12,095,917	—
Asset-Backed Securities	895,999		—	895,999	—
Senior Loan	194,507		—	194,507	—
Municipal Bond	46,060		—	46,060	—
Purchased Options	62,264		10,943	51,321	—
Short-Term Investments:
Time Deposits	2,137,740		—	2,137,740	—

Total Investments, at Value	$196,911,532		$10,943	$196,900,589	$—

Other Financial Instruments — Assets
Futures Contracts	$309,664		$309,664	$—	$—
Forward Foreign Currency Contracts	2,433,866		—	2,433,866	—
OTC Interest Rate Swaps	67,192		—	67,192	—
Centrally Cleared Interest Rate Swaps	1,906,316		—	1,906,316	—
OTC Credit Default Swaps	23,425		—	23,425	—
Centrally Cleared Credit Default Swaps	667,126		—	667,126	—

Total Other Financial Instruments — Assets	$5,407,589		$309,664	$5,097,925	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Liabilities
Options Contracts Written	$(164,245)	$(87,668)	$(76,577)	$—
Reverse Repurchase Agreements	(16,935,905)	—	(16,935,905)	—
Futures Contracts	(8,187)	(8,187)	—	—
Forward Foreign Currency Contracts	(1,332,320)	—	(1,332,320)	—
OTC Total Return Swaps	(158,665)	—	(158,665)	—
Centrally Cleared Interest Rate Swaps	(2,702,985)	—	(2,702,985)	—
OTC Credit Default Swaps	(57,099)	—	(57,099)	—
Centrally Cleared Credit Default Swaps	(112,574)	—	(112,574)	—
OTC Cross-Currency Swaps	(51,609)	—	(51,609)	—

Total Other Financial Instruments — Liabilities	$(21,523,589)	$(95,855)	$(21,427,734)	$—

Municipal Bond Fund
Investments, at Value
Municipal Bonds	$80,464,568	$—	$80,464,568	$—
Closed End Mutual Fund Security:
United States	3,467,520	3,467,520	—	—
Short-Term Investments:
Time Deposits	1,426,966	—	1,426,966	—

Total Investments, at Value	$85,359,054	$3,467,520	$81,891,534	$—

Other Financial Instruments — Assets
Futures Contract	$19,596	$19,596	$—	$—

Total Other Financial Instruments — Assets	$19,596	$19,596	$—	$—

Inflation-Linked Fixed Income Fund
Investments, at Value
U.S. Government Obligations	$221,409,682	$—	$221,409,682	$—
Mortgage-Backed Securities	44,057,747	—	44,057,747	—
Collateralized Mortgage Obligations	23,033,081	—	23,033,081	—
Sovereign Bonds	18,489,388	—	18,489,388	—
Corporate Bonds & Notes	11,269,004	—	11,269,004	—
Purchased Options	23,165	23,165	—	—
Short-Term Investments:
Time Deposits	687,518	—	687,518	—

Total Investments, at Value	$318,969,585	$23,165	$318,946,420	$—

Other Financial Instruments — Assets
Futures Contracts	$18,915	$18,915	$—	$—
Forward Foreign Currency Contracts	809,252	—	809,252	—
Centrally Cleared Interest Rate Swaps	881,789	—	881,789	—
Centrally Cleared Inflation Rate Swaps	474,476	—	474,476	—
Centrally Cleared Credit Default Swap	3,438	—	3,438	—

Total Other Financial Instruments — Assets	$2,187,870	$18,915	$2,168,955	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Liabilities
Options Contracts Written	$(82,877)	$(80,121)	$(2,756)	$—
Reverse Repurchase Agreements	(54,088,001)	—	(54,088,001)	—
Futures Contracts	(258,188)	(258,188)	—	—
Forward Foreign Currency Contracts	(295,939)	—	(295,939)	—
Centrally Cleared Interest Rate Swaps	(2,033,408)	—	(2,033,408)	—
Centrally Cleared Inflation Rate Swaps	(463,084)	—	(463,084)	—
OTC Credit Default Swaps	(16,438)	—	(16,438)	—
Centrally Cleared Credit Default Swap	(218)	—	(218)	—

Total Other Financial Instruments — Liabilities	$(57,238,153)	$(338,309)	$(56,899,844)	$—

Ultra-Short Term Fixed Income Fund
Investments, at Value
Corporate Bonds & Notes	$293,918,726	$—	$293,918,726	$—
Collateralized Mortgage Obligations	89,403,322	—	89,403,322	—
Mortgage-Backed Securities	62,109,572	—	62,109,572	—
Asset-Backed Securities	34,721,391	—	34,721,391	—
U.S. Government Obligations	33,953,429		33,953,429
Sovereign Bonds	7,603,995	—	7,603,995	—
Short-Term Investments:
Commercial Paper	4,985,700	—	4,985,700	—
Time Deposits	1,104,297	—	1,104,297	—
U.S. Government Obligation	149,759,230	—	149,759,230	—

Total Investments, at Value	$677,559,662	$—	$677,559,662	$—

Other Financial Instruments — Assets
Futures Contracts	$345,858	$345,858	$—	$—
Forward Foreign Currency Contracts	868,017	—	868,017	—
Centrally Cleared Interest Rate Swap	24,585	—	24,585	—

Total Other Financial Instruments — Assets	$1,238,460	$345,858	$892,602	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(636,707)	$(636,707)	$—	$—
Forward Foreign Currency Contracts	(177,427)	—	(177,427)	—
Centrally Cleared Interest Rate Swaps	(7,642,592)	—	(7,642,592)	—
Centrally Cleared Credit Default Swaps	(143,660)	—	(143,660)	—

Total Other Financial Instruments — Liabilities	$(8,600,386)	$(636,707)	$(7,963,679)	$—

Alternative Strategies Fund
Investments, at Value
Open End Mutual Fund Securities:
United States	$26,432,034	$26,432,034	$—	$—

Total Investments, at Value	$26,432,034	$26,432,034	$—	$—

*	Includes securities that are valued in good faith at fair value by or under the direction of the Board of Trustees at $0.
**	Other countries represents countries that are individually less than 5% of Net Assets.

Notes to Financial Statements

(continued)

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

Transfer between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2018 through August 31, 2019:

	Total		Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks	Rights		Warrant
Small-Mid Cap Equity Fund
Balance as of August 31, 2018	$2,177	*	$2,177 *	$—		$—	$—		$—
Total realized gain (loss)	—		—	—		—	—		—
Change in unrealized appreciation (depreciation)	(1,746)		(1,746)	—		—	—		—
Purchases	257		257	—		—	—		—
(Sales)	—		—	—		—	—		—
Transfers in	—		—	—		—	—		—
(Transfers out)	—			—		—	—		—

Balance as of August 31, 2019	$688	*	$688 *	$—		$—	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2019	$(1,746)		$(1,746)	$—		$—	$—		$—

Emerging Markets Equity Fund
Balance as of August 31, 2018	$4,194	*	$1,949	$—		$—	$2,245	*	$—	*
Total realized gain (loss)	—		—	—		—	—		—
Change in unrealized appreciation (depreciation)	(3,973)		(1,728)	—		—	(2,245)		—
Purchases	—		—	—		—	—		—
(Sales)	—		—	—		—	—		—
Transfers in	—		—	—		—	—		—
(Transfers out)	(221)		(221)	—		—	—		—

Balance as of August 31, 2019	$—		$—	$—		$—	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2019	$—		$—	$—		$—	$—		$—

Core Fixed Income Fund
Balance as of August 31, 2018	$—	*	$—	$—	*	$—	$—		$—
Total realized gain (loss)	—		—	—		—	—		—
Accrued discounts (premiums)	—		—	—		—	—		—
Change in unrealized appreciation (depreciation)	—		—	—		—	—		—
Purchases	—		—	—		—	—		—
(Sales)	—		—	—		—	—		—
Transfers in	—		—	—		—	—		—
(Transfers out)	—		—	—		—	—		—

Balance as of August 31, 2019	$—	*	$—	$—	*	$—	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2019	$—		$—	$—		$—	$—		$—

Notes to Financial Statements

(continued)

	Total		Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks	Rights	Warrant
High Yield Fund
Balance as of August 31, 2018	$479,128	*	$273,891 *	$162,832	*	$42,405	$—	$—
Total realized gain (loss)	(201,743)		36,305	(8,492)		(229,556)	—	—
Accured discounts (premiums)	1,877		—	1,877		—	—	—
Change in unrealized appreciation (depreciation)	25,674		(166,120)	6,615		185,179	—	—
Purchases	9,214		—	5,825		3,389	—	—
(Sales)	(295,412)		(125,338)	(168,657)		(1,417)	—	—
Transfers in	—		—	—		—	—	—
(Transfers out)	—		—	—		—	—	—

Balance as of August 31, 2019	$18,738	*	$18,738	$—	*	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2019	$13,816		$13,816	$—		$—	$—	$—

*	Includes securities that are valued at $0.

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at the year-end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

Notes to Financial Statements

(continued)

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the change value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year-end are included on the Fund’s Schedule of Investments under the caption “Purchased Options.”

Notes to Financial Statements

(continued)

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap

Notes to Financial Statements

(continued)

purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Notes to Financial Statements

(continued)

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

(xiv) Total Return Swaps. The Fund may enter into total return swap contracts to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swap contracts are agreements where the total return of a reference asset is paid in exchange for periodic cash flows. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gains or losses in the Statements of Operations.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2019:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$14,150	$14,150

Liability derivatives
Unrealized depreciation on open futures contracts (b) .	$—	$—	$—	$13,467	$13,467

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$235,642	$235,642

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(440,956)	$(440,956)

Notes to Financial Statements

(continued)

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$2,833	$2,833

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$69,534	$69,534

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(276,064)	$(276,064)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(117,059)	$(117,059)

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$13,956	$13,956

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$10,701	$10,701

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$15,343	$15,343
Forward foreign currency contracts	—	51,557	—	—	51,557

	$—	$51,557	$—	$15,343	$66,900

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$12,999	$12,999

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$72,466	$72,466

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$(177,032)	$(177,032)
Forward foreign currency contracts	—	(10)	—	—	(10)

	$—	$(10)	$—	$(177,032)	$(177,042)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(13,576)	$(13,576)

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$135,106	$438,212	$—	$—	$573,318
Unrealized appreciation on open futures contracts (b) .	2,133,888	—	—	—	2,133,888
Unrealized appreciation on forward foreign currency contracts (c) .	—	656,299	—	—	656,299
Unrealized appreciation on centrally cleared swaps (f) .	582,967	—	57,652	—	640,619
Unrealized appreciation on OTC swaps (c)	293,658	—	—	—	293,658

	$3,145,619	$1,094,511	$57,652	$—	$4,297,782

Liability derivatives
Options contracts written outstanding (a)	$269,484	$—	$—	$—	$269,484
Unrealized depreciation on open futures contracts (b) .	2,325,831	—	—	—	2,325,831
Unrealized depreciation on forward foreign currency contracts (a) .	—	1,106,968	—	—	1,106,968
Unrealized depreciation on centrally cleared swaps (f) .	5,977,970	—	69,209	—	6,047,179
Unrealized depreciation on OTC swaps (a)	30,102	—	—	—	30,102

	$8,603,387	$1,106,968	$69,209	$—	$9,779,564

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(1,183,870)	$(180,861)	$—	$—	$(1,364,731)
Futures contracts	6,697,636	—	—	—	6,697,636
Options contracts written	3,245,332	125,818	—	—	3,371,150
Swap contracts	(291,003)	—	127,218	—	(163,785)
Forward foreign currency contracts	—	221,171	—	—	221,171

	$8,468,095	$166,128	$127,218	$—	$8,761,441

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(123,969)	$264,230	$—	$—	$140,261
Futures contracts	25,864	(18,602)	—	—	7,262
Options contracts written	51,952	(45,166)	—	—	6,786
Swap contracts	(5,109,384)	—	12,527	—	(5,096,857)
Forward foreign currency contracts	—	99,677	—	—	99,677

	$(5,155,537)	$300,139	$12,527	$—	$(4,842,871)

Notes to Financial Statements

(continued)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$62,174	$90	$—	$—	$62,264
Unrealized appreciation on open futures contracts (b)	309,664	—	—	—	309,664
Unrealized appreciation on forward foreign currency contracts (c)	—	2,433,866	—	—	2,433,866
Unrealized appreciation on centrally cleared swaps (f)	1,906,316	—	667,126	—	2,573,442
Unrealized appreciation on OTC swaps (c)	67,192	—	23,425	—	90,617

	$2,345,346	$2,433,956	$690,551	$—	$5,469,853

Liability derivatives
Options contracts written outstanding (a)	$137,611	$26,632	$2	$—	$164,245
Unrealized depreciation on open futures contracts (b)	8,187	—	—	—	8,187
Unrealized depreciation on forward foreign currency contracts (a)	—	1,332,320	—	—	1,332,320
Unrealized depreciation on centrally cleared swaps (f)	2,702,985	—	112,574	—	2,815,559
Unrealized depreciation on OTC swaps (a)	158,665	51,609	57,099	—	267,373

	$3,007,448	$1,410,561	$169,675	$—	$4,587,684

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$121,887	$(31,290)	$—	$—	$90,597
Futures contracts	2,096,235	—	—	—	2,096,235
Options contracts written	27,127	139,590	24,330	—	191,047
Swap contracts	310,881	(734,935)	(890,016)	—	(1,314,070)
Forward foreign currency contracts	—	5,573,876	—	—	5,573,876

	$2,556,130	$4,947,241	$(865,686)	$—	$6,637,685

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(21,749)	$10,094	$—	$—	$(11,655)
Futures contracts	400,714	—	—	—	400,714
Options contracts written	(1,133)	(12,778)	(4,754)	—	(18,665)
Swap contracts	(2,355,708)	(82,010)	67,304	—	(2,370,414)
Forward foreign currency contracts	—	594,718	—	—	594,718

	$(1,977,876)	$510,024	$62,550	$—	$(1,405,302)

Municipal Bond Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$19,596	$—	$—	$—	$19,596

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$(313,158)	$—	$—	$—	$(313,158)

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$19,596	$—	$—	$—	$19,596

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$23,165	$—	$—	$—	$23,165
Unrealized appreciation on open futures contracts (b)	18,915	—	—	—	18,915
Unrealized appreciation on forward foreign currency contracts (c)	—	809,252	—	—	809,252
Unrealized appreciation on centrally cleared swaps (f)	1,356,265	—	3,438	—	1,359,703

	$1,398,345	$809,252	$3,438	$—	$2,211,035

Liability derivatives
Options contracts written outstanding (a)	$82,299	$—	$578	$—	$82,877
Unrealized depreciation on open futures contracts (b)	258,188	—	—	—	258,188
Unrealized depreciation on forward foreign currency contracts (a)	—	295,939	—	—	295,939
Unrealized depreciation on centrally cleared swaps (f)	2,496,492	—	218	—	2,496,710
Unrealized depreciation on OTC swap contracts (a)	—	—	16,438	—	16,438

	$2,836,979	$295,939	$17,234	$—	$3,150,152

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$646,459	$—	$—	$—	$646,459
Futures contracts	(3,073,271)	—	—	—	(3,073,271)
Options contracts written	(181,312)	11,178	10,918	—	(159,216)
Swap contracts	(365,107)	—	66,976	—	(298,131)
Forward foreign currency contracts	—	2,018,212	—	—	2,018,212

	$(2,973,231)	$2,029,390	$77,894	$—	$(865,947)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(1,933)	$—	$—	$—	$(1,933)
Futures contracts	(339,080)	—	—	—	(339,080)
Options contracts written	16,505	10,195	3,927	—	30,627
Swap contracts	(1,519,776)	—	(94,696)	—	(1,614,472)
Forward foreign currency contracts	—	(500,676)	—	—	(500,676)

	$(1,844,284)	$(490,481)	$(90,769)	$—	$(2,425,534)

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$345,858	$—	$—	$—	$345,858
Unrealized appreciation on forward foreign currency contracts (c)	—	868,017	—	—	868,017
Unrealized appreciation on centrally cleared swaps (f)	24,585	—	—	—	24,585

	$370,443	$868,017	$—	$—	$1,238,460

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$636,707	$—	$—	$—	$636,707
Unrealized depreciation on forward foreign currency contracts (a)	—	177,427	—	—	177,427
Unrealized depreciation on centrally cleared swaps (f)	7,642,592	—	143,660	—	7,786,252

	$8,279,299	$177,427	$143,660	$—	$8,600,386

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2019:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(18,762)	$—	$—	$—	$(18,762)
Futures contracts	(1,927,636)	—	—	—	(1,927,636)
Swap contracts	(125,382)	—	(191,116)	—	(316,498)
Forward foreign currency contracts	—	2,489,490	—	—	2,489,490

	$(2,071,780)	$2,489,490	$(191,116)	$—	$226,594

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$(473,694)	$—	$—	$—	$(473,694)
Swap contracts	(7,623,990)	—	(110,694)	—	(7,734,684)
Forward foreign currency contracts	—	665,710	—	—	665,710

	$(8,097,684)	$665,710	$(110,694)	$—	$(7,542,668)

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on OTC swap contracts or options contracts written, at value.
(b)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the open exchanged-traded futures contracts table in the Fund’s Schedule of Investments.

(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on OTC swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)

Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.

(f)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the open swap contracts table in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The average monthly notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the monthly average market value of options contracts written and purchased options outstanding during the year ended August 31, 2019 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$10,423,348

Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,607,408

International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,444,962
Forward foreign currency contracts	—	82,809	—	—

Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,214,751
Forward foreign currency contracts	—	529	—	—

Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$196,997	$158,894	$—	$—
Futures contracts	454,895,756	600,606	—	—
Option contracts written	288,088	11,100	—	—
Swap contracts	84,655,095	—	5,902,585	—
Forward foreign currency contracts	—	48,786,583	—	—
International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$8,692	$15,387	$—	$—
Futures contracts	239,632,680	—	—	—
Option contracts written	30,948	43,703	2,502	—
Swap contracts	337,562,712	17,905,144	70,212,000	—
Forward foreign currency contracts	—	299,230,330	—	—

Notes to Financial Statements

(continued)

Municipal Bond Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$2,604,451	$—	$—	$—

Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$136,934	$—	$—	$—
Futures contracts	137,046,304	—	—	—
Option contracts written	175,778	2,746	1,319	—
Swap contracts	114,299,906	—	2,582,524	—
Forward foreign currency contracts	—	61,445,558	—	—

Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$1,671	$—	$—	$—
Futures contracts	771,449,153	—	—	—
Swap contracts	759,206,681	—	11,032,000	—
Forward foreign currency contracts	—	92,224,355	—	—

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the

Notes to Financial Statements

(continued)

Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 1(x).

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2019:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in the Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not less than $0)
Large Cap Equity Fund	$10,056,358	$—	$(10,056,358)	$0
Small-Mid Cap Equity Fund	9,655,513	—	(9,655,513)	0
International Equity Fund	8,831,771	—	(8,831,771)	0
Emerging Markets Equity Fund	8,152,889	—	(8,152,889)	0
Core Fixed Income Fund	138,000	—	(138,000)	0
High Yield Fund	123,065	—	(123,065)	0

(a)	Represents market value of securities on loan at period end.
(b)

The Funds received cash collateral of $10,273,681, $9,907,772, $9,378,863, $8,218,833, $143,175 and $125,726, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments.

(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2019:

	Remaining Contractual Maturity of the Agreements As of August 31, 2019
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$10,273,681	$—	$—	$—	$10,273,681

Total Borrowings	$10,273,681	$—	$—	$—	$10,273,681

Gross amount of recognized liabilities for securities lending transactions					$10,273,681

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$9,907,772	$—	$—	$—	$9,907,772

Total Borrowings	$9,907,772	$—	$—	$—	$9,907,772

Gross amount of recognized liabilities for securities lending transactions					$9,907,772

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2019
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
International Equity Fund
Securities Lending Transactions
Common Stocks	$9,378,863	$—	$—	$—	$9,378,863

Total Borrowings	$9,378,863	$—	$—	$—	$9,378,863

Gross amount of recognized liabilities for securities lending transactions					$9,378,863

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$8,218,833	$—	$—	$—	$8,218,833

Total Borrowings	$8,218,833	$—	$—	$—	$8,218,833

Gross amount of recognized liabilities for securities lending transactions					$8,218,833

Core Fixed Income Fund
Securities Lending Transactions
Corporate Security	$—	$—	$—	$143,175	$143,175

Total Borrowings	$—	$—	$—	$143,175	$143,175

Gross amount of recognized liabilities for securities lending transactions					$143,175

High Yield Fund
Securities Lending Transactions
Corporate Securities	$—	$—	$—	$125,726	$125,726

Total Borrowings	$—	$—	$—	$125,726	$125,726

Gross amount of recognized liabilities for securities lending transactions					$125,726

International Fixed Income Fund
Reverse Repurchase Agreements Transactions
Sovereign Bonds	$—	$—	$6,661,267	$—	$6,661,267
U.S. Government Obligations	—	3,027,500	7,247,138	—	10,274,638
Sale-Buyback Transactions
Non-U.S. Government Obligations	$—	$773,255	$—	$—	$773,255

Total Borrowings	$—	$3,800,755	$13,908,405	$—	$17,709,160

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$16,935,905

Gross amount of recognized liabilities for sale-buyback transactions					$773,255

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$5,133,676	$48,954,325	$—	$54,088,001
Sale-Buyback Transactions
U.S. Government Obligations	$—	$5,028,816	$—	$—	$5,028,816

Total Borrowings	$—	$10,162,492	$48,954,325	$—	$59,116,817

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$54,088,001

Gross amount of recognized liabilities for sale-buyback transactions					$5,028,816

Ultra-Short Term Fixed Income Fund
Sale-Buyback Transactions
U.S. Government Obligations	$—	$23,544,802.00	$—	$—	$23,544,802.00

Total Borrowings	$—	$23,544,802.00	$—	$—	$23,544,802.00

Gross amount of recognized liabilities for sale-buyback transactions					$23,544,802

Notes to Financial Statements

(continued)

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments.” The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Notes to Financial Statements

(continued)

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(n) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(o) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Notes to Financial Statements

(continued)

(q) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2018 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Total distributable earnings (losses)	Paid-in-capital
Large Cap Equity Fund	(a)	$(6,192,941)	$6,192,941
Small-Mid Cap Equity Fund	(a)	(9,201,790)	9,201,790
International Equity Fund		—	—
Emerging Markets Fund		—	—
Core Fixed Income Fund	(a)	(544,650)	544,650
High Yield Fund		—	—
International Fixed Income Fund		—	—
Municipal Bond Fund	(a)	(165,924)	165,924
Inflation-Linked Fixed Income Fund		—	—
Ultra-Short Term Fixed Income Fund		—	—
Alternative Strategies Fund	(a)	(2,348)	2,348

(a)	Reclassifications are primarily due to use of tax equalization.

(s) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(t) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(u) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(v) Offering costs. Offering costs are incurred in connection with launching of new funds. These offering costs are accounted for as deferred charges and are being amortized to expense over 12 months on a straight line basis.

(w) Senior Floating-Rate Loans. Interests in senior floating-rate loans (“Senior Loans”) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full

Notes to Financial Statements

(continued)

repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Fund may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The Fund is obligated to fund those commitments at borrower’s discretion. In connection with these commitments, the Fund earns a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period.

The following table summarizes the Core Fixed Income Fund’s partially unfunded loan position as of August 31, 2019.

	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Appreciation
Allied Universal Holdco LLC . . . . .. . . . .	$2,702	$2,702	$2,704	$2

(x) When-Issued and Delayed Delivery Securities. Certain Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

(y) Sale-Buyback Transactions. A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions.

As of August 31, 2019, the International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund participated in sale-buyback transactions. The payable for investments purchased related to sale-buyback transactions at the year end, an average amount of borrowings, incurred interest expense and a weighted average interest rate related to sale-buyback transactions outstanding during the year ended August 31, 2019, were as following:

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Payable for investments purchased	$773,255	$5,028,816	$23,544,802
Average amount of borrowings	588,353	3,007,960	20,757,382
Interest expense	12,917	103,088	527,460
Weighted average interest rate	3.80%	2.54%	2.43%

Notes to Financial Statements

(continued)

(z) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2019 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2019 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2019.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2019:

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$656,299		$1,106,968
Options contracts	438,212	(b)	—
Swap contracts	293,658		30,102

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,388,169		$1,137,070

Notes to Financial Statements

(continued)

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
International Fixed Income Fund:
Forward foreign currency contracts	$2,433,866		$1,332,320
Options contracts	51,321	(b)	76,577
Swap contracts	90,617		267,373

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$2,575,804		$1,676,270

Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$809,252		$295,939
Options contracts	—		2,756
Swap contracts	—		16,438

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$809,252		$315,133

Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$868,017		$177,427

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$868,017		$177,427

(a)	Excludes exchange-traded derivatives.
(b)	Amounts are included in Unaffiliated Investments in the Statements of Assets and Liabilities.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2019:

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received	Net Amount (b)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$1,388,169	$(1,137,070)	$—	$251,099

Total Over-the-counter derivative instruments	$1,388,169	$(1,137,070)	$—	$251,099

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$1,137,070	$(1,137,070)	$—	$0

Total Over-the-counter derivative instruments	$1,137,070	$(1,137,070)	$—	$0

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
International Fixed Income Fund
Over-the-counter
Bank of America	$587,155	$(58,969)	$(270,000)	$258,186
Barclays Bank PLC	55,416	(55,416)	—	0
BNP Paribas SA	434,421	(219,845)	—	214,576
Deutsche Bank AG	32,440	(32,440)	—	0
Goldman Sachs & Co.	325,205	(325,205)	—	0
HSBC Bank USA	546,251	(546,251)	—	0
JPMorgan Chase & Co.	187,470	(89,607)	—	97,863
Royal Bank of Scotland PLC	5,730	(5,730)	—	0
Societe Generale SA	37,292	(37,292)	—	0
Standard Chartered Bank	141,976	(52,881)	(10,000)	79,095
UBS Securities LLC	222,448	(100,344)	(60,000)	62,104

Total Over-the-counter derivative instruments	$2,575,804	$(1,523,980)	$(340,000)	$711,824

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d)
International Fixed Income Fund
Over-the-counter
Bank of America	$58,969	$(58,969)	$—	$0
Barclays Bank PLC	99,003	(55,416)	—	43,587
BNP Paribas SA	219,845	(219,845)	—	0
Deutsche Bank AG	37,595	(32,440)	—	5,155
Goldman Sachs & Co.	384,132	(325,205)	—	58,927
HSBC Bank USA	579,520	(546,251)	—	33,269
JPMorgan Chase & Co.	89,607	(89,607)	—	0
Royal Bank of Scotland PLC	13,277	(5,730)	—	7,547
Societe Generale SA	41,097	(37,292)	—	3,805
Standard Chartered Bank	52,881	(52,881)	—	0
UBS Securities LLC	100,344	(100,344)	—	0

Total Over-the-counter derivative instruments	$1,676,270	$(1,523,980)	$—	$152,290

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$10,337	$(7,211)	$—	$3,126
BNP Paribas SA	263,596	(51,258)	(110,000)	102,338
Deutsche Bank AG	2,822	(2,822)	—	0
HSBC Bank USA	182,216	(60,898)	(80,000)	41,318
JPMorgan Chase & Co.	196,758	(36,396)	(140,000)	20,362
Merrill Lynch, Pierce, Fenner & Smith Inc.	85,283	(85,283)	—	0
Standard Chartered Bank	68,240	(42,592)	—	25,648

Total Over-the-counter derivative instruments	$809,252	$(286,460)	$(330,000)	$192,792

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$7,211	$(7,211)	$—	$0
BNP Paribas SA	51,258	(51,258)	—	0
Deutsche Bank AG	5,111	(2,822)	—	2,289
HSBC Bank USA	60,898	(60,898)	—	0
JPMorgan Chase & Co.	36,396	(36,396)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	111,667	(85,283)	—	26,384
Standard Chartered Bank	42,592	(42,592)	—	0

Total Over-the-counter derivative instruments	$315,133	$(286,460)	$—	$28,673

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$553,581	$(21,750)	$(270,000)	$261,831
HSBC Bank USA	192,956	(610)	(120,000)	72,346
JPMorgan Chase & Co.	37,311	(842)	—	36,469
Merrill Lynch, Pierce, Fenner & Smith Inc.	56,067	(56,067)	—	0
Standard Chartered Bank	28,102	—	—	28,102

Total Over-the-counter derivative instruments	$868,017	$(79,269)	$(390,000)	$398,748

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged	Net Amount (d)
Ultra-Short Term Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$39,959	$—	$—	$39,959
BNP Paribas SA	21,750	(21,750)	—	0
HSBC Bank USA	610	(610)	—	0
JPMorgan Chase & Co.	842	(842)	—	0
Merrill Lynch, Pierce, Fenner & Smith Inc.	114,266	(56,067)	—	58,199

Total Over-the-counter derivative instruments	$177,427	$(79,269)	$—	$98,158

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Wealth Management, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

Effective January 1, 2019, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Funds’ management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Funds’ total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Funds’ total management fees if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2020. The agreement may be amended or terminated only with the consent of the Board of Trustees.

In addition, for Alternative Strategies Fund, CGAS and its affiliates have also separately agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.95%. Effective January 1, 2019, CGAS and its affiliates have agreed to waive fees and reimburse expenses in order to keep the Fund’s total operating expenses from exceeding 0.70%. The contractual waiver arrangement shall remain in effect until January 1, 2020 and may be amended or terminated only with consent of the Board of Trustees.

The maximum allowable investment management fees represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2019 are indicated below:

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fees
Large Cap Equity Fund	0.19%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.28%	0.20%	0.80%
International Equity Fund	0.33%	0.20%	0.70%
Emerging Markets Equity Fund	0.39%	0.20%	0.90%

Notes to Financial Statements

(continued)

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fees
Core Fixed Income Fund	0.18%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2019, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts Waived and/or Reimbursed
Large Cap Equity Fund	$3,366,743
Small-Mid Cap Equity Fund	1,433,552
International Equity Fund	2,486,433
Emerging Markets Equity Fund	1,540,399
Core Fixed Income Fund	182,721
High Yield Fund	108,094
International Fixed Income Fund	72,891
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	116,355
Ultra-Short Term Fixed Income Fund	260,525
Alternative Strategies Fund	227,270

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2019, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund Name	Commission Dollars to MS&Co.
Large Cap Equity Fund	$2,725
Small-Mid Cap Equity Fund	264
International Equity Fund	7,149
Emerging Markets Equity Fund	1,867
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—
Alternative Strategies Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

For the year ended August 31, 2019, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized (Depreciation)	Dividend/ Interest Income	Ending Value as of August 31, 2019
Morgan Stanley	$1,898,462	$—	$(146,077)	$64,927	$(343,587)	$45,758	$1,473,725

Notes to Financial Statements

(continued)

Core Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Appreciation	Accretion of discount	Dividend/ Interest Income	Ending Value as of August 31, 2019
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.082% due 7/15/46	$31,020	$—	$(31,397)	$265	$112	$—	$691	$—
Series 2013-C13, Class A4, 4.039% due 11/15/46	515,213	—	—	—	24,288	—	20,195	539,501
Series 2015-C27, Class A4, 3.753% due 12/15/47	546,831	—	(561,263)	12,804	1,628	—	13,229	—
Series 2016-C30, Class C, 4.127% due 9/15/49	253,948	—	(259,330)	2,545	2,778	59	6,261	—
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 2A, 3.000% due 7/26/48	—	1,922,885	—	—	5,738	—	3,683	1,928,623

Ultra-Short Term Fixed Income Fund

Underlying Security	Beginning Value as of August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Appreciation	Dividend/ Interest Income	Ending Value as of August 31, 2019
Morgan Stanley ABS Capital I Inc. Trust, Series 2004-HE4, Class M1, 3.045% due 5/25/34	$—	$697,718	$(35,630)	$198	$8,293	$12,188	$670,579

3. Investments

During the year ended August 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Other Investments		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$208,458,162	$369,117,973	$—	$—
Small-Mid Cap Equity Fund	283,109,396	341,152,144	—	—
International Equity Fund	401,264,484	620,376,801	—	—
Emerging Markets Fund	121,089,672	104,247,788	—	—
Core Fixed Income Fund	261,570,079	194,939,401	1,991,306,130	1,791,186,787
High Yield Fund	21,267,555	30,998,327	801,943	802,560
International Fixed Income Fund	64,570,374	53,642,938	394,478,198	377,517,374
Municipal Bond Fund	47,280,943	28,912,923	—	—
Inflation-Linked Fixed Income Fund	45,480,185	25,701,885	400,287,211	395,858,389
Ultra-Short Term Fixed Income Fund	219,527,875	196,340,407	305,242,837	310,479,279
Alternative Strategies Fund	22,972,984	2,370,119	—	—

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2019 have been disclosed under respective schedules of investments.

Notes to Financial Statements

(continued)

4. Shares of Beneficial Interest

At August 31, 2019, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2019, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2019	Year Ended August 31, 2018
Large Cap Equity Fund
Shares sold	9,989,805	11,076,982
Shares issued on reinvestment	10,384,649	4,143,088
Shares repurchased	(20,518,629)	(23,631,636)

Net Decrease	(144,175)	(8,411,566)

Small-Mid Cap Equity Fund
Shares sold	5,496,318	4,940,362
Shares issued on reinvestment	3,606,769	1,203,655
Shares repurchased	(8,946,045)	(18,092,183)

Net Increase (Decrease)	157,042	(11,948,166)

International Equity Fund
Shares sold	20,548,551	44,922,283
Shares issued on reinvestment	2,852,945	1,716,459
Shares repurchased	(42,827,638)	(14,884,624)

Net Increase (Decrease)	(19,426,142)	31,754,118

Emerging Markets Equity Fund
Shares sold	7,176,650	8,424,930
Shares issued on reinvestment	580,462	423,141
Shares repurchased	(7,394,458)	(5,837,311)

Net Increase	362,654	3,010,760

Core Fixed Income Fund
Shares sold	55,563,245	37,804,916
Shares issued on reinvestment	3,630,216	2,763,385
Shares repurchased	(26,605,169)	(16,979,802)

Net Increase	32,588,292	23,588,499

High Yield Fund
Shares sold	3,010,925	6,782,714
Shares issued on reinvestment	782,196	1,489,503
Shares repurchased	(6,313,761)	(37,539,894)

Net Decrease	(2,520,640)	(29,267,677)

International Fixed Income Fund
Shares sold	2,603,108	3,348,481
Shares issued on reinvestment	641,810	226,162
Shares repurchased	(4,041,970)	(4,172,975)

Net Decrease	(797,052)	(598,332)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2019	Year Ended August 31, 2018
Municipal Bond Fund
Shares sold	3,789,118	1,560,276
Shares issued on reinvestment	205,371	172,186
Shares repurchased	(2,070,229)	(929,360)

Net Increase	1,924,260	803,102

Inflation-Linked Fixed Income Fund
Shares sold	3,029,725	9,202,089
Shares issued on reinvestment	521,525	781,432
Shares repurchased	(6,801,137)	(4,379,797)

Net Increase (Decrease)	(3,249,887)	5,603,724

Ultra-Short Term Fixed Income Fund
Shares sold	10,613,811	27,474,090
Shares issued on reinvestment	1,357,789	846,293
Shares repurchased	(12,615,669)	(5,073,901)

Net Increase (Decrease)	(644,069)	23,246,482

Alternative Strategies Fund
Shares sold	2,715,976	593,287 *
Shares issued on reinvestment	10,258	—
Shares repurchased	(647,049)	(13,313)*

Net Increase	2,079,185	579,974

*	The values shown represent the period from Fund Inception (February 15, 2018) through the period ended August 31, 2018.

5. Dividend and Tax Components of Capital

The tax character of distributors paid during the fiscal year ended August 31, 2019, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	49,221,433	28,001,919	31,325,356	7,592,456
Net Long-Term Capital Gains	128,983,954	33,097,024	—	—

Total Distributions Paid	$178,205,387	$61,098,943	$31,325,356	$7,592,456

	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$1,700,246
Tax Return of Capital	—	—	—	—
Ordinary Income	29,106,437	2,874,860	4,871,339	22,526
Net Long-Term Capital Gains	—	—	—	178,953

Total Distributions Paid	$29,106,437	$2,874,860	$4,871,339	$1,901,725

Notes to Financial Statements

(continued)

	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Distributions paid from:
Tax Exempt	$—	$—	$—
Tax Return of Capital	—	—	—
Ordinary Income	5,096,357	13,471,881	75,081
Net Long-Term Capital Gains	—	—	20,423

Total Distributions Paid	$5,096,357	$13,471,881	$95,504

As of August 31, 2019, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
Undistributed ordinary income - net	$6,385,905		$2,906,517		$36,437,578		$8,130,901
Undistributed long-term capital gains - net	61,112,484		46,195,645		—		—
Undistributed tax exempt Income - net	—		—		—		—

Total undistributed earnings	67,498,389		49,102,162		36,437,578		8,130,901
Capital loss carryforward	—		—		(41,277,627)		(44,269,497)
Other book/tax temporary differences	(10,695,569	)(a)	(4,507,657	)(a)	(26,735,309	)(a)	(10,353,138	)(a)
Unrealized appreciation (depreciation)	497,359,745		53,617,688		51,999,687		64,733,218

Total accumulated earnings/(losses) - net	$554,162,565		$98,212,193		$20,424,329		$18,241,484

	Core Fixed Income Fund		High Yield Fund		International Fixed Income Fund		Municipal Bond Fund
Undistributed ordinary income - net	$3,095,090		$1,166,685		$6,470,637		$30,312
Undistributed long-term capital gains - net	—		—		—		391,590
Undistributed tax exempt Income - net	—		—		—		420,989

Total undistributed earnings	3,095,090		1,166,685		6,470,637		842,891
Capital loss carryforward	—		(25,938,682)		—		—
Other book/tax temporary differences	(3,070,921	)(a)	(467,221	)(a)	(5,628,937	)(a)	(19,606	)(a)
Unrealized appreciation (depreciation)	41,909,217		(1,129,131)		9,329,476		5,448,056

Total accumulated earnings/(losses) - net	$41,933,386		$(26,368,349)		$10,171,176		$6,271,341

			Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
Undistributed ordinary income - net			$1,870,093		$4,964,469		$—
Undistributed long-term capital gains - net			—		—		45,604
Undistributed tax exempt Income - net			—		—		—

Total undistributed earnings			1,870,093		4,964,469		45,604
Capital loss carryforward			(4,959,491)		(4,906,741)		—
Other book/tax temporary differences			(2,562,431	)(a)	(1,047,430	)(a)	(118,976	)(a)
Unrealized appreciation (depreciation)			9,849,918		(3,827,984)		875,908

Total accumulated earnings/(losses) - net			$4,198,089		$(4,817,686)		$802,536

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, options, swaps, ROC dividends received, real estate investments, interest accrual on defaulted bonds, the difference between book and tax amortization methods for premiums on fixed income securities, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements

(continued)

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2019, the Funds had the following net capital loss carryforwards remaining:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund
Short-Term	$—	$—	$16,213,927	$39,477,375	$—	$4,341,997
Long-Term	—	—	25,063,700	4,792,122	—	21,596,685

	$—	$—	$41,277,627	$44,269,497	$—	$25,938,682

		International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Short-Term		$—	$—	$819,075	$1,961,427	$—
Long-Term		—	—	4,140,416	2,945,314	—

		$—	$—	$4,959,491	$4,906,741	$—

7. Recent Accounting Pronouncements

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

Management is currently evaluating the application of ASU 2017-08 and its impact, if any, on the financial statements.

Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, distributable earnings on the balance sheet rather than the components of net assets. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed.

The requirements of the Final Rule Release became effective November 5, 2018. In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended August 31, 2018 have been conformed to meet the new disclosure requirements. The summary of the previously disclosed distribution amounts, as reported at August 31, 2018, has been presented below the Statements of Changes in Net Assets.

8. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2019, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/1/19-9/30/19	$0.018409	$0.015532	$0.018122	$0.017321	$0.019811

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Morgan Stanley Pathway Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Morgan Stanley Pathway Funds comprising the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, and Alternative Strategies Fund (the “Funds”), including the schedules of investments, as of August 31, 2019, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Morgan Stanley Pathway Funds as of August 31, 2019, and the results of their operations and their cash flows as applicable for the period listed in the table below, the changes in their net assets for the periods listed in the table below, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Morgan Stanley Pathway Funds	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets	Financial Highlights
Large Cap Equity Fund	For the year-ended August 31, 2019	For the years ended August 31, 2019 and 2018	For the years ended August 31, 2019, 2018, 2017, 2016, and 2015
Small-Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Core Fixed Income Fund
High Yield Fund
International Fixed Income Fund
Municipal Bond Fund
Inflation-Linked Fixed Income Fund	For the year-ended August 31, 2019	For the years ended August 31, 2019 and 2018	For the years ended August 31, 2019, 2018, 2017 and the period of March 8, 2016 (fund inception) through August 31, 2016
Ultra-Short Term Fixed Income Fund

Alternative Strategies Fund	For year ended August 31, 2019	For year ended August 31, 2019 and the period of February 15, 2018 (fund inception) through August 31, 2018.

*	Statement of Cash Flows presented for the International Fixed Income Fund and Inflation-Linked Fixed Income Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 30, 2019

We have served as the auditor of one or more Morgan Stanley Pathway Funds investment companies since 2009.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Sub-advisory Agreements

The Morgan Stanley Pathway Funds (the “Trust,” and each series thereof a “Fund,” and collectively, the “Funds”) and Consulting Group Advisory Services LLC (the “Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement (the “Management Agreement”). Pursuant to the Management Agreement, other than with respect to the Alternative Strategies Fund, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Sub-advisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially for a two year term, as well as annually thereafter, by the Trust’s Board of Trustees (the “Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 13-14, 2019, the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel (the “Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. The Independent Trustees also were assisted in their review by an independent analysis of investment company contract review processes. In addition to the Management Agreement and the investment advisory agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Manager (the “IM Agreement”), pursuant to which the Manager serves as the investment adviser for the Alternative Strategies Fund, the Board approved at the meeting the Sub-advisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s)

BlackRock Financial Management, Inc.	♦Core Fixed Income Fund ♦Large Cap Equity Fund ♦Small-Mid Cap Equity Fund ♦International Equity Fund ♦Emerging Markets Equity Fund ♦Municipal Bond Fund

Causeway Capital Management LLC	♦International Equity Fund

ClearBridge Investments, LLC	♦Large Cap Equity Fund

Columbia Management Investment Advisers, LLC	♦Large Cap Equity Fund

Eaton Vance Management	♦High Yield Fund

Invesco Advisers, Inc.	♦International Equity Fund

Lazard Asset Management LLC	♦Large Cap Equity Fund ♦Emerging Markets Equity Fund

Lyrical Asset Management LP	♦Large Cap Equity Fund

Macquarie Investment Management	♦Large Cap Equity Fund

Metropolitan West Asset Management LLC	♦Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC	♦Small-Mid Cap Equity Fund

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s)

OppenheimerFunds, Inc.	♦International Equity Fund

Pacific Investment Management Company LLC	♦International Fixed Income Fund ♦Inflation-Linked Fixed Income Fund ♦Ultra-Short Term Fixed Income Fund

Schroder Investment Management North America Inc.	♦International Equity Fund

Van Eck Associates Corporation	♦Emerging Markets Equity Fund

Victory Capital Management, Inc.	♦International Equity Fund

Wellington Management Company LLC	♦International Equity Fund

Western Asset Management Company	♦Core Fixed Income Fund ♦High Yield Fund

Westfield Capital Management Company, L.P.	♦Small-Mid Cap Equity Fund

At meetings held prior to May 13-14, 2019, the Board, including a majority of the Independent Trustees, approved for an initial two-year period, which has not expired, the Sub-advisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund

Aristotle Capital Boston, LLC	♦Small-Mid Cap Equity Fund

DF Dent and Company, Inc.	♦Small-Mid Cap Equity Fund

Nuance Investments, LLC	♦Small-Mid Cap Equity Fund

In voting to approve the Agreements at the May 13-14, 2019 meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the respective Agreements during the meeting and during the past year, as applicable. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund. Similarly, with respect to the Alternative Strategies Fund, the Independent Trustees considered the Manager’s investment process and capabilities managing assets and the Manager’s specific responsibilities in all aspects of day-to-day management of the Fund’s assets, as well as the qualification, experience and responsibilities of the person who serves as the portfolio manager for the Alternative Strategies Fund.

The Independent Trustees also discussed the acceptability of the terms of the Management Agreement, IM Agreement and Sub-advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including those specific to the Manager providing day-to-day management of the Alternative Strategies Fund’s assets, and those of each Sub-adviser.

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-advisers. In addition, the Independent Trustees discussed with representatives of management the portfolio management strategy of the Alternative Strategies Fund’s portfolio manager. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement, IM Agreement and Sub-advisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information provided by Broadridge, an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, as to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. The information comparing each Fund’s performance to that of its Performance Universe (except as noted below) was for the one-, three-, five- and ten-year periods ended March 31, 2019.

The Board noted that the Large Cap Equity Fund performed better than the median performance of the funds in the Performance Universe for each period. The Board further noted that the Small-Mid Cap Equity Fund and International Equity Fund each performed below the median performance of the funds in the Funds’ respective Performance Universe for each period. However, it was noted that each of the Small-Mid Cap Equity Fund and International Equity Fund were placed by Broadridge in the Lipper growth category of funds, whereas, each such Fund’s management policies and portfolio investments reflected a core style of investing. In addition, the Board noted that each of the Large Cap Equity Fund and Small-Mid Cap Equity Fund had undergone a merger with another series of the Trust in February 2016 and that the Manager had implemented changes to the portfolio management strategy of each Fund at that time, and that three new Sub-advisers had been engaged recently to manage portions of the Small-Mid Cap Equity Fund’s assets. With respect to the Emerging Markets Equity Fund, the Board noted that the Fund performed better than the median performance of the funds in its Performance Universe for both the three- and five-year periods. Based on its review, as to each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund and Emerging Markets Equity Fund, the Board was generally satisfied with the absolute performance of the Funds and the performance of the Fund’s Sub-advisers whose Sub-advisory Agreements were under review.

The Board noted that the Core Fixed Income Fund and the International Fixed Income Fund each performed better than the median performance of the funds in its respective Performance Universe for each period. With respect to the High Yield Fund, the Board noted that the Fund performed better than the median performance of the funds in the Performance Universe for each period except the five-year period. The Board noted that the Municipal Bond Fund performed better than the median performance of the funds in the Performance Universe for the one-year period, but performed below the median for each of the three-, five-, and ten-year periods. Each such Fund had positive absolute returns for each period under review. With respect to the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, the Board noted that each Fund performed better than the median performance of the funds in its respective Performance Universe for the three-year period, but underperformed the median performance for the one-year period, the only periods of performance information provided by Broadridge as the Funds commenced operations on March 8, 2016. In addition, the Board noted that the Alternative Strategies Fund outperformed the median performance of the funds in the Performance Universe for the one-year period, the only period of performance information provided by Broadridge as the Fund commenced operations on February 15, 2018. Based on its review, as to each of the Core Fixed

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Income Fund, High Yield Fund, International Fixed Income Fund and Municipal Bond Fund, the Board was generally satisfied with the absolute performance of the Funds and the performance of the Fund’s Sub-advisers whose Sub-advisory Agreements were under review. In addition, based on its review, as to each of the Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund, and noting the limited period of performance data available from Broadridge, the Board was generally satisfied with the performance of the Funds and the performance of the Inflation-Linked Fixed Income Fund’s and Ultra-Short Term Fixed Income Fund’s Sub-adviser.

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-advisers, as applicable, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fee rate (“Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered the actual management fee rate (“Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions for fee waiver and/or expense reimbursement arrangements that were in effect for the Fund, which reduced the management fee paid to the Manager.

The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the applicable Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by such Funds and their shareholders. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s actual total expenses with those of a group of funds selected by Broadridge as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”).

The information reviewed showed that the Contractual and Actual Management Fees of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Municipal Bond Fund were lower than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were lower than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds. For the Core Fixed Income Fund, the information reviewed showed that the Contractual Management Fee and Actual Management Fee of the Fund was slightly lower than the median Contractual and Actual Management Fees for funds in its Expense Group, and that the Actual Management Fee was slightly higher than the average Actual Management Fees for the funds in its Expense Universe. With respect to the High Yield Fund, the information reviewed showed that the Fund’s Contractual and Actual Management Fees were higher than the median Contractual and Actual Management Fees for the funds in its Expense Group, and that the Actual Management Fee was slightly lower than the average Actual Management Fees for the funds in its Expense Universe. The information reviewed showed that the Contractual Management Fee of the International Fixed Income Fund was lower than the median Contractual Management Fee for the funds in its Expense Group, and that the Fund’s Actual Management Fee was slightly higher than the median Actual Management Fee for the funds in its Expense Universe but was lower than the average Actual Management Fees for the funds in its Expense Universe. The information reviewed also showed that the Contractual and Actual Management Fees of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund were higher than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Funds’ Actual Management Fees were higher than the average Actual Management Fees for the funds in the applicable Expense Universe. It was noted that for each of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, the management fee was appropriate given the respective Fund’s investment strategy versus that of the funds in its respective Expense Group. With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Manager was waiving the entire management fee and determined that the Contractual Management Fee payable to the Manager with respect to the Fund was for services provided in addition to, and not duplicative of, services provided under the advisory contracts of the

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

underlying funds in which the Fund invested. The Independent Trustees also noted that the Broadridge expense information showed that the actual total expense ratio for each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund and Municipal Bond Fund was lower than the median expense ratios of the funds in its respective Expense Group. The Broadridge expense information also showed that the actual total expense ratios for the Ultra-Short Term Fixed Income Fund and the International Fixed Income Fund were slightly higher than the median expense ratios of the funds in their respective Expense Groups.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers, as applicable, were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing sub-advisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement, the IM Agreement and the Sub-advisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (the “Board”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS”) (the “Manager”), a business of Morgan Stanley, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Chairman and Trustee	Since 2007 (Chairman since 2018)	Principal and Portfolio Manager, North American Management Corp. (2013-present); and formerly, Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-2013)	11	None

Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Vice Chairman and Trustee	Since 2008 (Vice Chairman since 2018)	Managing Director, PFM Financial Advisors, LLC (September 2016-present); and formerly, President, A.C. Advisory, Inc. (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017-present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2019)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Shirley Ryan AbilityLab (2000-present); and Director, Urban Gateways (1995-present)

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of IAR/GIMA, Morgan Stanley (2011-present); Head of Wealth Advisory Solutions, Morgan Stanley (March 2017-present); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 26th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present); formerly, Senior Director, AXA Equitable (2015-2017); Vice President, EQ Advisors Trust (2015-2017); Vice President, AXA Premier VIP Trust (2015-2017); Vice President, 1290 Funds (2015-2017); Vice President, FMG LLC (2015-2017); Deputy Chief Compliance Officer, Emerging Global Advisors (2014-2015); Chief Compliance Officer, EGA Emerging Global Shares Trust (2014-2015); and Chief Compliance Officer, EGA Frontier Diversified Core Fund (2014-2015)

Sara Cetron Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1980	Chief Administrative Officer	Since March 2017	Vice President, Morgan Stanley (2015-present); and formerly Platform Management, Managed Solutions, Barclays Capital Inc. (2008-2015)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015-May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); and formerly Head of Strategy and Development-Global Investment Solutions, Morgan Stanley (2013-2015)

Zachary Apoian Morgan Stanley 522 Fifth Avenue, New York, NY 10036 Birth Year: 1979	Investment Officer	Since May 2019	Executive Director, Morgan Stanley Wealth Management (2019-present); formerly, Private Wealth Advisor, Morgan Stanley Wealth Management (2017-2019); and Executive Director, Morgan Stanley Wealth Management (2014-2017)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Brian Mulley Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Sukru Saman Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present)

James Totino Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Todd McElduff Morgan Stanley 1633 Broadway, New York, NY 10019 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since September 2019	Head of Bank & WM AML Advisory, Morgan Stanley (2019-present); formerly, Head of Bank AML Advisory, Morgan Stanley (2017-2019); and Head of GFC US Investigations, Morgan Stanley (2014-2017)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018-present); Managing Director, Director of Consulting Group and Practice Management (2016-2018); Managing Director, Vice Chairman of Wealth Management (2015); and Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, four of the five Trustees on the Board (80%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Reed, an Independent Trustee, to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty

Additional Information

(unaudited) (continued)

credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Ms. Cepeda and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s

Additional Information

(unaudited) (continued)

independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust’s most recent fiscal year.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2019:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	High Yield Fund
Record Date	12/6/2018	12/6/2018	12/6/2018	12/6/2018	Monthly
Payable Date	12/7/2018	12/7/2018	12/7/2018	12/7/2018	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	57.46%	11.91%	100%	86.22%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	55.14%	11.57%	—	—	—
Foreign Source Income	—	—	99.64%*	99.94%*	—
Foreign Tax Paid Per Share	—	—	0.02259	0.03904	—
Long-Term Capital Gain Dividend	1.61994	1.48898	—	—	—

	Core Fixed Income Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/6/2018	Monthly	Monthly	Monthly
Payable Date	Monthly	12/7/2018	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	—
Interest from Tax-Exempt Obligations	—	—	100%	—	—
Interest from Federal Obligations	40.17%	10.01%	—	95.40%	9.41%
Long-Term Capital Gain Dividend	—	—	0.02552	—	—

	Alternative Strategies Fund
Record Date	12/28/2018
Payable Date	12/31/2018
Ordinary Income:
Qualified Dividend Income for Individuals	29.82%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	3.68%
Interest from Tax-Exempt Obligations	—
Interest from Federal Obligations	—
Long-Term Capital Gain Dividend	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Morgan Stanley Pathway Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters as an attachment to Form N-Port. The Funds’ Forms N-Port are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Port from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/wealth-investmentsolutions/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2019 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Morgan Stanley Pathway Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2019 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2019 and August 31, 2018 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $616,080 in 2019 and $601,080 in 2018.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2019, and August 31, 2018, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2019 and $0 in 2018.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2019 and August 31, 2018 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $99,450 in 2019 and $97,450 in 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2019, and August 31, 2018, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2019 and $0 for 2018.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Morgan Stanley Pathway Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this

Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2019 and 0% for 2018; Tax Fees were 0% for 2019 and 0% for 2018; and Other Fees were 0% for 2019 and 0% for 2018.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2019 and $0 in 2018.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pathway Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Morgan Stanley Pathway Funds

Date:	November 6, 2019

Morgan Stanley Pathway Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Morgan Stanley Pathway Funds

Date:	November 6, 2019